As filed with the Securities and Exchange Commission on April 21, 2016
File No. 333-176150
811-04972
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-4
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
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PRE-EFFECTIVE AMENDMENT NO.	/ /
POST-EFFECTIVE AMENDMENT NO. 10	/X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 580	/X/

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN

(Exact Name of Registrant)

HARTFORD LIFE INSURANCE COMPANY

(Name of Depositor)

P.O. BOX 2999
HARTFORD, CT 06104-2999

(Address of Depositor's Principal Offices)

(860) 547-4390

(Depositor's Telephone Number, Including Area Code)

LISA PROCH
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CT 06104-2999

(Name and Address of Agent for Service)
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APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.
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It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b) of Rule 485
/X/	on May 2, 2016 pursuant to paragraph (b) of Rule 485
/ /	60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /	on pursuant to paragraph (a)(1) of Rule 485
/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

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PART A

HARTFORD’S PERSONAL RETIREMENT MANAGER III*
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 4/1/99)
HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 12/8/86)
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.thehartford.com/annuities

*This product was previously sold under various marketing names depending on which distribution partner sold the product and/or when the product was sold. These marketing names include: Hartford’s Personal Retirement Manager Series III and Huntington Hartford’s Personal Retirement Manager Series III.
The variable annuity products described in this prospectus are no longer for sale. In 2013, We announced that The Hartford would no longer be selling or issuing annuity products and part of the company’s long-term strategy is to reduce the liabilities associated with inforce annuity contracts. However, we continue to administer the in force annuity contracts. You should read the terms of your annuity contract, including any riders, as your contract contains the specific terms of the benefits, limitations, restrictions, costs and obligations regarding your annuity.
The prospectus describes a contract between each Owner and joint Owner (“you”) and Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company (“us,” “we” or “our”). This is an individual, deferred, flexible-premium variable annuity. You may own this annuity on a single or joint basis. This variable annuity allows you to allocate your Deposit among the following portfolio companies:

✓	AllianceBernstein L.P.	✓	AIM Variable Insurance Funds

✓	American Century Investments	✓	Lord, Abbett & Co., Inc.

✓	BlackRock	✓	MFS Investment Management

✓	Fidelity Investments	✓	PIMCO

✓	Franklin Templeton Investments	✓	Putnam Investments, LLC

✓	Hartford HLS Funds	✓	Huntington Funds

✓	Hartford Investment Management Company
At the time you purchased your Contract you were able to allocate some or all of your Deposit to the Personal Pension Account and/or the Fixed Accumulation Feature. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in MA. As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. This prospectus refers to the following Contract share classes:

✓	B Share	✓	I Share

✓	C Share	✓	L Share
The Contract share class is identified in your Contract. Not every Contract share class or optional rider was available from your Financial Intermediary or in your state. The I share class was offered through registered investment/financial advisors. Other Contract share classes that were offered through select Financial Intermediaries are not described in this Prospectus and may be subject to different charges.
Please read this prospectus carefully and keep it for your records and for future reference. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission (“SEC” or “Commission”). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn’t approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon and is not appropriate for people who intend to engage in market timing. You will get no additional tax advantage from this variable annuity if you are investing through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax adviser. This product is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to your investment. This information does not constitute personalized investment advice or financial planning advice.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 2, 2016
Date of Statement of Additional Information: May 2, 2016

1. Introduction
Overview
This Contract and all features are closed to new investors.
Contract Versions

	Minimum Initial Deposits			Mortality & Expense Risk and Administrative Charges
	Qualified Contract	Non- qualified Contract	Sales Related to Charges
B Share	$2,000	$5,000	7 year Contingent Deferred Sales Charge; Premium Based Charge	0.65%
C Share	$2,000	$10,000	None	1.50%
I Share	$5,000	$10,000	None	0.30%
L Share	$2,000	$10,000	4 year Contingent Deferred Sales Charge	1.45%
This table does not show Fund expenses, Premium taxes, Annual Maintenance Fee, and optional rider fees. Each Contract share class has its own minimum Contract Value requirements.
Investment Options

•	Sub-Accounts - Funds representing a range of investment strategies, objectives and asset classes.
•	Fixed Accumulation Feature (B share class only) - A fixed interest account. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
•
Personal Pension Account - A fixed interest account designed to provide lifetime payouts. As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).

Subject to limitations, you may move your investment among each of these options.
Optional Features Previously Available

Guaranteed Withdrawal Benefit	Future5* Future6* Daily Lock Income Benefit* Personal Pension Account
Guaranteed Accumulation Benefit	Safety Plus*
Death Benefits	Maximum Anniversary Value V* Return of Premium V Maximum Daily Value* Legacy Lock**

*	Investment restrictions apply.

**	Could only be elected if Future6 or Daily Lock Income Benefit was also elected. Legacy Lock was formerly known as Future6 DB. Investment restrictions apply.
Optional features may not have been available through your Financial Intermediary or in all states.

2. Fee Summary
The following tables describe the fees and expenses that you will pay when buying, owning, and Surrendering your variable annuity. The first table describes the fees and expenses that you will pay at the time that you buy or Surrender this variable annuity. State Premium taxes may also be deducted.
Contract Owner Transaction Expenses

			Surrender Charge
		B Share	C Share	I Share	L Share
Contingent Deferred Sales Charge (CDSC) (1)			None	None
Contract Year	1	8.5%			8%
	2	8%			7%
	3	7%			6%
	4	6%			5%
	5	5%			0%
	6	4%
	7	3%
	8+	0%

(1)	Each Deposit has its own CDSC schedule. The CDSC is a percentage of Remaining Gross Premiums. Please see Section 4(b) and Examples 1-7 in Appendix A for more information on how CDSC is calculated.
Contract Owner Periodic Expenses
The next table describes the fees and expenses that you will pay periodically and on a daily basis (except as noted) during the time that you own the variable annuity, not including annual Fund fees and expenses.

	B Share	C Share	I Share	L Share
Annual Maintenance Fee (2)	$50	$50	$50	$50
Premium Based Charge (3)	0.50%	None	None	None
Separate Account Annual Expenses (as a percentage of average daily Contract Value excluding Fixed Accumulation Feature and Personal Pension Account investments)
Mortality and Expense Risk Charge	0.45%	1.30%	0.10%	1.25%
Administrative Charge	0.20%	0.20%	0.20%	0.20%
Total Separate Account Annual Expenses	0.65%	1.50%	0.30%	1.45%
Maximum Optional Charges (4)
Maximum Anniversary Value V (5)	1.50%	1.50%	1.50%	1.50%
Legacy Lock (6)	1.50%	1.50%	1.50%	1.50%
Return of Premium V (7)	0.75%	0.75%	0.75%	0.75%
Maximum Daily Value (8)	1.50%	1.50%	1.50%	1.50%
Safety Plus (9)	2.50%	2.50%	2.50%	2.50%
Future6 (10)
Single Life Option	2.50%	2.50%	2.50%	2.50%
Joint/Spousal Option	2.50%	2.50%	2.50%	2.50%
Future5 (11)
Single Life Option	2.50%	2.50%	2.50%	2.50%
Joint/Spousal Option	2.50%	2.50%	2.50%	2.50%
Daily Lock Income Benefit (12)
Single Life Option	2.50%	2.50%	2.50%	2.50%
Joint/Spousal Option	2.50%	2.50%	2.50%	2.50%

(2)	Fee waived if Total Balance is $50,000 or more on your Contract Anniversary.

(3)
For B share Contracts, an annual Premium Based Charge is assessed against each Premium Payment. The Premium Based Charge is a percentage of Remaining Gross Premium. Remaining Gross Premium is equal to Premium Payments adjusted by partial Surrenders. We calculate your Premium Based Charge based on Remaining Gross Premiums on each Contract Anniversary as adjusted since the last Premium Based Charge was taken. Please see section 4.b. Premium Based Charge for more information. The Premium Based Charge will be assessed only with respect to Contract Value invested in Sub-Accounts and not investments in the Fixed Accumulation Feature or the Personal Pension Account. Please see Section 4.b. Charges and Fees and Premium Based Charge Examples 1-3 in Appendix A.

(4)
You could only elect one of the following optional Death Benefits: Legacy Lock, Maximum Daily Value, Maximum Anniversary Value V or Return of Premium V. You could only elect one of the following optional riders: Daily Lock Income Benefit, Future6, Future5 or Safety Plus. All optional charges shown are deducted on each Contract Anniversary.

(5)	Rider charge is based on the Death Benefit, not including the Personal Pension Account Death Benefit. Current rider charge is 0.35%.

(6)	Rider charge is based on the greater of (a) Enhanced Return of Premium or (b) Return of Premium V Death Benefit on each Contract Anniversary. Current rider charge is 0.95%.

(7)	Rider charge is based on the Death Benefit, not including the Personal Pension Account Death Benefit. Current rider charge is 0.25%.

(8)	Rider charge based on Maximum Daily Value Death Benefit, not including the Personal Pension Account Death Benefit. The current rider charge is 0.55%.

(9)
Rider charge is based on the Guaranteed Accumulation Benefit. The Guaranteed Accumulation Benefit is initially equal to Premium Payments. The Guaranteed Accumulation Benefit will be adjusted by subsequent Premium Payments, partial Surrenders or transfers to or from the Personal Pension Account prior to the first rider anniversary. Current rider charge is 1.25%.

(10)
Rider charge is based on Payment Base. The Payment Base is initially equal to Premium Payments. It will fluctuate based on subsequent Premium Payments, Market Increases, Deferral Bonuses, partial Surrenders or transfers to or from the Personal Pension Account. Current rider charge for Single Life Option is 1.75%. Current rider charge for Joint/Spousal Option is 1.95%.

(11)
Rider charge is based on Payment Base. The Payment Base is initially equal to Premium Payments. It will fluctuate based on subsequent Premium Payments, Market Increases, Deferral Bonuses, partial Surrenders or transfers to or from the Personal Pension Account. Current rider charge for Single Life Option is 2.00%. Current rider charge for Joint/Spousal Option is 2.50%.

(12)
Rider charge is based on Payment Base. The Payment Base is initially equal to Premium Payments. It will fluctuate based in subsequent Premium Payments, Market Increases, Deferral Bonuses, partial Surrenders or transfers to or from the Personal Pension Account. Current rider charge for Single Life Option is 1.25%. Current rider charge for Joint/Spousal Option is 1.50%.

The next table shows the minimum and maximum total annual fund operating expenses charged by the Funds that you may pay on a daily basis during the time that you own this variable annuity. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

HPRM Series III	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including management fees, distribution charges and/or service fees (12b-1) fees, and other expenses	0.57%	2.30%

Huntington HPRM Series III	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including management fees, distribution charges and/or service fees (12b-1) fees, and other expenses	0.57%	2.30%

EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities. Let’s say, hypothetically, that your annual investment return is 5% and that your fees and expenses today were as high as possible including the election of the highest possible optional charges (i.e., Maximum Anniversary Value V and Future5). The example illustrates the effect of fees and expenses that you could incur (other than taxes). Your actual fees and expenses may vary. For every $10,000 invested (excluding Personal Pension Account Contributions and amounts allocated to the Fixed Accumulation Feature), here’s how much you would pay under each of the three scenarios posed:

(1)	If you Surrender your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
B Share	$1,665	$3,168	$4,639	$8,350
C Share	$1,035	$2,512	$4,190	$8,355
I Share	$734	$2,228	$3,753	$7,668
L Share	$1,646	$3,152	$4,260	$8,483

(2)	If you annuitize at the end of the applicable time period:

	1 year	3 years	5 years	10 years
B Share	$454	$2,077	$3,716	$7,850
C Share	$541	$2,187	$3,835	$7,925
I Share	$419	$1,883	$3,378	$7,218
L Share	$535	$2,210	$3,885	$8,033

(3)	If you do not Surrender your Contract:

	1 year	3 years	5 years	10 years
B Share	$819	$2,472	$4,141	$8,350
C Share	$836	$2,512	$4,190	$8,355
I Share	$734	$2,228	$3,753	$7,668
L Share	$850	$2,555	$4,260	$8,483

Condensed Financial Information
When Premium Payments are credited to your Funds, they are converted into Accumulation Units by dividing the amount of your Premium Payments minus any Premium taxes, by the Accumulation Unit Value for that Valuation Day. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us. See Appendix B - Accumulation Unit Values for additional information. You can find financial statements for us and the Separate Account in the Statement of Additional Information.

3. Management of the Contract
The Company
We are a stock life insurance company. Hartford Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Hartford Life and Annuity Insurance Company is authorized to do business in Puerto Rico, the District of Columbia, and all states of the United States except New York. Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Hartford Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford Life and Annuity Insurance Company is a subsidiary of Hartford Life Insurance Company. Our corporate offices are located in Hartford, Connecticut. Neither company cross guarantees the obligations of the other. We are ultimately controlled by The Hartford Financial Services Group, Inc.
All guarantees under the Contract are subject to each issuing company’s financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with the SEC (Hartford Life Insurance Company only) and/or state insurance departments. For example, Hartford Life Insurance Company files annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above. You may read or copy these reports at the SEC’s Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.thehartford.com/annuities or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The General Account
The Fixed Accumulation Feature and the Personal Pension Account are part of our General Account. Any amounts that we are obligated to pay under the Fixed Accumulation Feature and the Personal Pension Account and any other payment obligation we undertake under the Contract, including Death Benefits and optional withdrawal benefits, are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in MA. (As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value)).
The Separate Account
We set aside and invest the assets of some of our annuity contracts, including these Contracts, in a Separate Account. These Separate Accounts are registered as unit investment trusts under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. Separate Accounts meet the definition of “Separate Account” under federal securities law. The Separate Accounts referenced in this prospectus hold only assets for variable annuity contracts. These Separate Accounts:

•	hold assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract;

•	are not subject to the liabilities arising out of any other business we may conduct;

•	are not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts;

•	may be subject to liabilities of other variable annuity contracts offered by this Separate Account which are not described in this prospectus; and

•	are credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.
We do not guarantee the investment results of the Separate Account.

The Funds
At the time you purchased your Contract, you allocated your Deposit to Sub-Accounts. These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. “Master-feeder” or “fund of funds” (“feeder funds”) invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Please contact us to obtain a copy of the prospectuses for each Fund (or for any feeder funds). Read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes. Please see Appendix C for additional information.
Mixed and Shared Funding — Fund shares may be sold to our other Separate Accounts, our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•	notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;

•	send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;

•	arrange for the handling and tallying of proxies received from Owners;

•	vote all Fund shares attributable to your Contract according to timely instructions received from you, and

•	vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the Funds offered under your Contract. We may, at our discretion, establish new Funds. New Funds may be made available to existing Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC, and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as revenue sharing payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds that are offered through your Contract make payments to Hartford or an affiliate. We receive these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under Premium Based Charges and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Hartford expects to make a profit on the amount of the fees and payments that exceed Hartford’s own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2015, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Variable Insurance Series & Capital Research and Management Company, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, Hartford Funds Management Company, LLC, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pacific Investment Management Company, LLC, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the HLS Funds) and HIMCO VIT Funds based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by Hartford varies by Fund and Hartford may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2015, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund). For the fiscal year ended December 31, 2015, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $82.6 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
Fixed Accumulation Feature
As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in MA.
The following information applies only for Contract Value allocated to or in the Fixed Accumulation Feature prior to October 4, 2013.
Interests in the Fixed Accumulation Feature are not registered under the 1933 Act and the Fixed Accumulation Feature is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Accumulation Feature nor any of its interests are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosure regarding the Fixed Accumulation Feature. The following disclosure about the Fixed Accumulation Feature is subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Fixed Accumulation Feature is not offered in all Contract share classes and is not available in all states or if you have elected either the Future6, Daily Lock Income Benefit or Safety Plus rider.
We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State’s minimum non-forfeiture requirements. Non-forfeiture rates vary from state-to-state. We may credit a rate higher than the minimum rate. We reserve the right to declare different rates of interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and, except as specifically stated above, no assurances are offered as to future rates in excess of non-forfeiture rates. Some of the factors that we may consider in determining whether to credit interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors. Fixed Accumulation Feature interest rates may vary by State.
We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a first-in, first-out basis (i.e., oldest investments will be liquidated first).
Any interest credited to amounts you allocate to the Fixed Accumulation Feature in excess of the minimum guaranteed interest rate will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Accumulation Feature may not exceed the minimum guaranteed interest rate for any given year. While we do not charge a separate fee for investing in the Fixed Accumulation Feature, our expenses associated with offering this feature are factored into the Fixed Accumulation Feature credited rates.
Except as otherwise provided, during each Contract Year, you may make transfers out of the Fixed Accumulation Feature to Sub-Accounts or the Personal Pension Account, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:

•
30% of the Contract Value in the Fixed Accumulation Feature as of the last Contract Anniversary. When we calculate the 30%, we add Premium Payments allocated to the Fixed Accumulation Feature, transfers from Sub-Accounts and transfers from the Personal Pension Account made after that date, but before the next Contract Anniversary. These restrictions also apply to systematic transfers; or

•	an amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.
We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs.
If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within sixty days of being notified of the renewal rate.
We may defer transfers and partial Surrenders from the Fixed Accumulation Feature for up to six months from the date of your request.
As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Value in the Fixed Accumulation Feature to Sub-Accounts and/or Personal Pension Account; therefore this may not provide an effective short term defensive strategy.
4. Information on your Account
a. Purchasing a Contract
Who could buy this Contract?
This Contract is no longer available for sale. The Contract is an individual tax-deferred variable annuity Contract. It was designed for retirement planning purposes and was available for purchase by any individual, group or trust, including:

•	any trustee or custodian for a retirement plan qualified under Section 401(a) of the Code;

•	individual retirement annuities adopted according to Section 408 of the Code;

•	employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

•	certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts were able to purchase Contracts that were not part of a tax qualified retirement plan. These are known as non-qualified Contracts.
If you purchased the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified Plan receives tax-deferred treatment under the Code.
We do not accept any incoming 403(b) exchanges, transfers or applications for 403(b) individual annuity contracts or additional investments into any individual annuity contract funded through a 403(b) plan.

We do not accept any new retirement plans qualified under Sections 401(a) and 403(a) of the Code or employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, or certain eligible deferred compensation plans as defined in Section 457 of the Code.
The Personal Pension Account may not be available to all types of qualified Plans.
How was the Contract Purchased?
The Contract was only available for purchase through a Financial Intermediary.
Deposits sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be In Good Order.
We reserve the right to impose special conditions on anyone who seeks our prior approval to purchase a Contract with Deposits of $1 million or more. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your Deposits:

•	if you are seeking to purchase a Contract with an initial Deposit of $1 million or more;

•	if total Deposits, aggregated by social security number or taxpayer identification number, equal $1 million or more; and

•	for all applications where the Owner or joint Owner are non-resident aliens.
You and your Annuitant must not be older than age 80 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.
We urge you to discuss with your investment professional which share class is suitable for your needs. Share class availability and/or mortality and expense risk charge arrangements may vary based on the Financial Intermediary selling this variable annuity to you. Charges affect your overall rate of return on your Contract Value. In determining whether to invest in a share class that imposes a CDSC, you might consider whether higher mortality and expense risk and Premium Based Charges, if applicable, outweigh the benefits of CDSC that reduce, or are eliminated, over time. Finally, in determining whether to invest in a share class offered through a Financial Intermediary, you might consider how the fee charged by your Financial Intermediary bears in relation to the costs associated with investing in other share classes that impose higher fees.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state and may result in you not receiving important notices about your Contract.
Description of Right to Cancel provision you had when you Purchased your Contract.
Yes. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Total Balance (refunding applicable expenses) as of the Valuation Day we receive your properly completed request to cancel and will refund any sales or Contract charges incurred during the period you owned the Contract. The Total Balance may be more or less than your Deposits depending upon the investment performance of your Contract. This means that you bear the risk of any decline in your Total Balance until we receive your notice of cancellation. In certain states, however, we are required to return your Deposit without deduction for any fees, charges or market fluctuations.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How are Deposits applied to your Contract?
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If You are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account You MUST provide The Hartford with alternative allocation instructions prior to October 3, 2014; otherwise Your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

If we receive a subsequent Deposit before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Deposit after the end of a Valuation Day, it will be invested on the next Valuation Day.
If we receive a subsequent Deposit on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Deposits based on your last instructions on record. We will send you a confirmation when we invest your Deposit.
Generally, we will receive your order request for a subsequent investment after your Financial Intermediary has completed a suitability review. We will then consider if your investment is In Good Order. While the suitability and good order process is underway, Deposits will not be applied to your Contract. You will not earn any interest on Deposits even if they have been sent to us or deposited into our bank account. We are not responsible for gains or lost investment opportunities incurred during this review period or if your Financial Intermediary asks us to reverse a transaction based on their review of your investment professional’s recommendations. The firm that sold this Contract to you, and we may directly or indirectly earn income on your Deposits. For more information, contact your investment professional.
How is Contract Value calculated before the Annuity Commencement Date?
The Contract Value is the sum of the value of the Fixed Accumulation Feature, if applicable, and all Funds, and does not include Benefit Balance or any Payment Base associated with an optional benefit. There are two things that affect the value of your Sub-Accounts: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.
When Premium Payments are credited to Sub-Accounts within your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Account, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract or as a result of the application of certain Contract charges.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•	the net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced by

•	the net asset value per share of each Fund at the end of the prior Valuation Day; reduced by

•
Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses and administrative charges, divided by the number of days in the year multiplied by the number of days in the Valuation Period.

We will send you a statement at least annually.
What other ways can you invest?
You may enroll in the following features (sometimes called a “Program”) for no additional fee subject to availability. Not all Programs are available with all Contract share classes.
Personal Pension Account Transfer Programs. As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).*
Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If You are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account You MUST provide The Hartford with alternative allocation instructions prior to October 3, 2014; otherwise Your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

You may instruct us to reallocate portions of your Contract Value invested in Sub-Account(s) and Fixed Accumulation Feature into the Personal Pension Account based on any one of the following options:

•
Fixed Dollar Option: You may specify a predetermined fixed amount to be transferred into the Personal Pension Account on a monthly, quarterly, semi-annual, or annual basis. Please see Personal Pension Account Example 5 in Appendix A for more information.

•
Investment Gains Option: You may specify that we annually sweep investment gains into the Personal Pension Account. We define investment gains as the positive difference between your Anniversary Value and starting value (as adjusted by partial Surrenders) as of each Contract Anniversary. Your Anniversary Value is your Contract Value as of each Contract Anniversary prior to your Annuity Commencement Date. Your starting value is either (a) your initial Premium Payment (if electing this Program at the time of Contract issuance); or (b) your Contract Value as of the date of enrollment (if electing this Program after Contract issuance). Accordingly, your Anniversary Value may increase from year to year and no portion of your Contract Value will be moved into the Personal Pension Account if your Anniversary Value did not exceed your starting value. Please see Personal Pension Account Example 5 in Appendix A for more information.

•
Income Path Option: This Program is intended for those who wish to annually increase the proportion of their Total Balance invested in the Personal Pension Account ending with their Target Income Age. You must set the annually increasing portion of your Total Balance that is to be invested in the Personal Pension Account (called a Target Allocation) when you first enroll in the Program. We will reallocate as much of your Contract Value into the Personal Pension Account as is needed to try to meet your Target Allocation on each Contract Anniversary. We will not reallocate portions of your Benefit Balance into Contract Value. The amount of Contract Value transferred to the Personal Pension Account cannot be predicted because your Contract Value may go up or down during each Contract Year. In those Contract Years, if any, where your Contract Value has not grown to the level needed to meet your Target Allocation, you will not be able to reach your Target Allocation for that Contract Anniversary. On those Contract Anniversaries where your Target Allocation is not achievable, we will not transfer any Contract Value to the Personal Pension Account. Since the Target Allocations do not change if you miss a year, a larger reallocation may occur in a subsequent year to catch up to your scheduled Target Allocation. Please see Personal Pension Account Example 5(e) in Appendix A for more information.

We will reduce your Sub-Account and Fixed Accumulation Feature holdings on a dollar-for-dollar basis according to the proportion of how Contract Value is currently invested. Annual transfers may be suspended for any Contract Year where your Contract Value is insufficient to comply with your instructions. Please see Section 6(b) for a description of the Personal Pension Account. Please see Personal Pension Account Example 5 in Appendix A for more information.
These Programs will terminate:

•
if, as the result of any transfer, your Total Balance is less than that required by our minimum amount rules (as defined in the “What kind of Surrenders are available - Before the Annuity Commencement Date” in Section 4.c);

•	upon our receipt of due proof of death;

•	if you annuitize your Contract; or

•
if we receive your request to terminate the Program at least five Business Days prior to the next scheduled transfer date. If we do not receive the request in this period, the request will be honored on the next scheduled transfer date.

The Income Path program will automatically terminate at your Target Income Age (when your Target Allocation is reached.). Other considerations:

•	These Programs do not assure a profit nor do they protect against loss in declining markets.

•
Only one Transfer Program option may be active at any given time. If you wish to change to another Transfer Program option, you must terminate your current Transfer Program and establish a new one of your choice.

•
Transfer of Contract Value from Sub-Account(s) or the Fixed Accumulation Feature to the Personal Pension Account may result in a recalculation of Annual Withdrawal Amount (AWA) and Remaining Gross Premium and may result in a reduction of your AWA. Program transfers may also trigger a proportionate reduction in optional Death Benefits.

•
Amounts transferred into the Personal Pension Account will be assigned then current Credited Interest Rates and Payout Purchase Rates as of the date of the transfer. Your existing Target Income Age applies to all transfers into the Personal Pension Account.

•
You must have at least $1,000 in the Personal Pension Account prior to enrolling in any of these Programs. The minimum amount that may be transferred to the Personal Pension Account is $1,000. If the minimum amount per transfer is not met under the Fixed Dollar Option program, the transfer frequency will be changed to satisfy the minimum requirement. If the minimum amount per transfer is not met under the Investment Gains program or the Income Path program, that particular scheduled transfer instance will not occur, but the Program will remain active.

•
You may not enroll in the Investment Gains and Fixed Dollar programs if any of the following programs are currently elected: Automatic Income Program, including automatic Required Minimum Distribution (RMD) programs, Dollar Cost Averaging Programs, or the Substantially Equal Periodic Payments Under Code Section 72(q) Program.

•	The Personal Pension Account Transfer Programs Investment Gains and Income Path Options are not available if you elect either the Future5, Future6, Daily Lock Income Benefit or the Safety Plus.
InvestEase
This electronic Funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund, the Fixed Accumulation Feature, or the Personal Pension Account.
Static Asset Allocation Models
This systematic Deposit program feature allows you to select an asset allocation model based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain Funds or Fund complexes. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Some asset allocation models are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods. Other asset allocation models focus on certain potential investment strategies that could possibly be achieved by investing in particular Funds or Fund complexes and are not based on such investment theories. Static asset allocation models offered from time to time are reflected in your application and marketing materials. If a model(s) is no longer available for new assets, we will continue to rebalance existing assets in the model(s) at the specified frequency. You may obtain a copy of the current models by contacting your Financial Intermediary. Please see Appendix F for models that are available to you.
You may invest in an asset allocation model through the Dollar Cost Averaging Program when the Fixed Accumulation Feature, or Personal Pension Account is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the InvestEase or Automatic Income Program.
You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on Fund abusive trading restrictions.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain optional riders.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature or the Personal Pension Account. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Availability of these models is subject to Fund company restrictions. Please refer to “What Restrictions Are There on your Ability to Make a Sub-Account Transfer?” below for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Contract Value based on those updates. Information on updated asset allocation models may be obtained by contacting your investment professional. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.
Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which asset allocation model is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each asset allocation model is intended to maximize returns given various levels of risk tolerance, an asset allocation model may not perform as intended. Market, asset class or allocation option performance may differ in the future from historical performance and from the assumptions upon which the asset allocation model is based, which could cause an asset allocation model to be ineffective or less effective in reducing volatility. An asset allocation model may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of asset allocation models can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the asset allocation models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.
Additional considerations apply for qualified Contracts with respect to static asset allocation model Programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employment Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any asset allocation models. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any asset allocation model with governing plan documents.
Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected (choice of frequency may be limited when certain optional riders are elected). You can also combine this Program with others such as the Automatic Income Program, InvestEase and DCA Programs (subject to restrictions). You may designate only one set of asset allocation instructions at a time.
Dollar Cost Averaging Programs
Dollar Cost Averaging is a program that allows you to systematically make transfers into Funds or into the Personal Pension Account over a period of time. Since the transfer into Funds or into the Personal Pension Account occurs at regularly scheduled intervals, regardless of price fluctuations, you may ultimately have an average cost per share that is lower. We offer two Dollar Cost Averaging Programs:

•	Fixed Amount DCA

•	Earnings/Interest DCA

Fixed Amount DCA — This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the Contract and/or rider selected) or any Fund(s) into different Fund(s) or the Personal Pension Account. This program begins in fifteen days unless you instruct us otherwise. You must make at least three transfers in order to remain in this Program. Please note that no additional Premium Payments or Account Value may be allocated to the Fixed Accumulation Feature as of October 4, 2013 and as of October 3, 2014 no new Personal Pension Account Contributions are allowed (both subject to state exclusions).
Earnings/Interest DCA — This feature allows you to regularly transfer (monthly or quarterly) the earnings (i.e., any gains over the previous month’s or quarter’s value) from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund(s) into other Fund(s) or the Personal Pension Account. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this Program.
Automatic Income Program
This systematic withdrawal feature allows you to make partial Surrenders. You can designate the Funds to be Surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The Personal Pension Account is not an eligible source Fund for partial Surrenders facilitated through the Automatic Income Program. The minimum amount of each Surrender is $100. Amounts taken under this Program will count towards the AWA and may be subject to a CDSC for more information on the AWA, please see Section 4.b and the Glossary in Section 8. Amounts received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may be able to satisfy Code Section 72(t)/(q) requirements by enrolling in this Program. Please see the Appendix Tax and consult your tax adviser for information about the tax consequences associated with your Contract. Your level of participation in this Program may result in your exceeding permissible withdrawal limits under certain optional riders.
Other Program considerations

•	You may terminate your enrollment in any Program at any time.

•	We may discontinue, modify or amend any of these Programs at any time. Your enrollment authorizes us to automatically and unilaterally amend your enrollment instructions if:

•	any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or

•	any Fund is liquidated - then your allocations to that Fund will be directed to any available money market Fund following prior notifications prior to reallocation (subject to applicable state law).
You may always provide us with updated instructions following any of these events.

•
Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

•
The Personal Pension Account and all optional living and Death Benefit riders have different withdrawal limitations. Please refer to the Glossary in Section 8 for the term Transfer Limit. Breaking these limits can have a significant adverse effect on your rights and future benefits. Participation in a systematic withdrawal program (including systematic transfers into the Personal Pension Account, if available) may cause you to break these limits.

•	These Programs may be modified, terminated or adversely impacted by the imposition of Fund trading policies.
Can you transfer from one Sub-Account to another?
Yes. During those phases of your Contract when transfers are permissible, you may make transfers between Funds and/or Benefit Balance according to the following policies and procedures, as they may be amended from time to time. In addition, there may be investment restrictions applicable to your contract in conjunction with certain riders as described in this prospectus.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed at the net asset value of each Fund share as of the end of the Valuation Day that it is received In Good Order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within thirty days of receiving the confirmation.
What Happens When you Request a Sub-Account Transfer?
Many Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all contract owners’ “transfer-in” requests.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine transfer-out requests and transfer-in requests. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out requests of a stock Fund with all other transfer-out requests of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Owners and the owners of other products offered by us, want to transfer-in an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one Sub-Account transfer, however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of twenty Sub-Account transfers each Contract Year (the transfer rule) by internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your tenth Sub-Account transfer to remind you about the transfer rule. After your twentieth transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently Surrendered) for the purposes of enforcing these restrictions.
The transfer rule does not apply to Sub-Account transfers that occur automatically as part of a company-sponsored Program, such as a Contract exchange program that may be offered by us from time to time. Reallocations made based on a Fund merger or liquidation also do not count toward this Transfer Limit. Restrictions may vary based on state law.
We make no assurances that the transfer rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.

Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant an exception to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not In Good Order.
In certain circumstances, Fund trading policies do not apply or may be limited. For instance:

•	Certain types of Financial Intermediaries may not be required to provide us with shareholder information.

•
Excepted funds, such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any Financial Intermediary that a Fund treats as a single investor.

•	A Fund can decide to exempt categories of Contract holders whose Contracts are subject to inconsistent trading restrictions or none at all.

•
Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company-sponsored contractual or systematic program such as transfers of assets as a result of Dollar Cost Averaging programs, asset allocation programs, automatic rebalancing programs, Annuity Payouts, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as scheduled contributions, scheduled withdrawals or Surrenders, retirement plan salary reduction contributions, or planned Premium Payments.

Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance:

•	Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•	Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

•
These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

•
In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (participants) or enforce the Transfer Rule because we do not keep participants’ account records for a Contract. In those cases, the participant account records and participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding participant Sub-Account transfers.

How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract Value. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce the value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

Mail, Telephone and Internet Transfers
You may make transfers through the mail or your Financial Intermediary. You may also make transfers by calling us or through our website. Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should contact us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your investment professional. Any verbal communication should be reconfirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the end of the Valuation Day you made the transfer request.
We, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney
You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.
b. Charges and Fees
In addition to the following charges, there are optional riders that if elected, assess an additional charge. Please see sections 5, 6 and 7 for more information.
Mortality and Expense Risk Charge
We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.
The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

•	Mortality risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods when any CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

•
Expense risk - We also bear an expense risk that the sales charges (if applicable), Premium Based Charge (if applicable) and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.
Annual Maintenance Fee
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Total Balance at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
We will waive the Annual Maintenance Fee if your Total Balance is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Owners who own more than one Contract with a combined Total Balance between $50,000 and $100,000. If you have multiple Contracts with a combined Total Balance of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include Contracts from our Putnam Hartford line of variable annuity Contracts with the Contracts when we combine Total Balance for purposes of this waiver.
Administrative Charge
We apply a daily administrative charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.
Premium Based Charge (B Share Contracts)
We apply an annual Premium Based Charge, if applicable, against all Premium Payments based on Remaining Gross Premiums. The Premium Based Charge will be prorated for the number of days since the last Premium Based Charge or, if there has been no Premium Base Charge, then since the Contract issue date. The Premium Based Charge will be assessed only with respect to Contract Value invested in Sub-Accounts and not investments in the Fixed Accumulation Feature or the Personal Pension Account. The Premium Based Charge will also apply to any partial Surrender in excess of the AWA. The Premium Based Charge is intended to compensate us for a portion of our acquisition expenses, including promotion and distribution of the Contract. A Premium Based Charge will be deducted upon:

1.	each Contract Anniversary;

2.	full Surrender;

3.	full or partial annuitization, and/or

4.
the date we receive due proof of death of the Owner, joint Owner, or the Annuitant and upon a corresponding full Surrender and/or annuitization and upon a Death Benefit distribution (not including any Personal Pension Account Death Benefit) if elected at a later date.

Additionally, the Premium Based Charge will be calculated upon the following events but will not be deducted from the Contract Value until the next occurrence of items 1-4 above:

5.	partial Surrenders in excess of the AWA; and /or

6.	transfer to the Personal Pension Account.
The amount of Remaining Gross Premium used for calculating the Premium Based Charge is determined on the date of each of the above transactions.
Please see Premium Based Charge Examples 1-3 in Appendix A.
Your earnings are considered when calculating your AWA. Please see Annual Withdrawal Amount under Sales Charges below for a description of the AWA and how it is calculated.
If a Beneficiary elects to continue under any of the available options described under the Standard Death Benefits section below, we will continue to deduct the Premium Based Charge, based on the portion of Remaining Gross Premium applicable for that Beneficiary. The Premium Based Charge is taken proportionally out of the Sub-Accounts.

Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Sales Charges
Contingent Deferred Sales Charges (CDSC) - B and L Share Contracts Only
Subject to the exclusions below, we may deduct a CDSC when you make Surrenders or withdraw Commuted Value or Annuity Payouts under Annuity Payout Options Two, Three, Five, Six and Eight. This charge is designed to recover acquisition expenses that have not yet been recouped from revenue generated by your Contract. Deposits will be taken out on a first-in, first-out basis. This may impact whether subsequent withdrawals might be subject to a CDSC. Please see Sections 4.c Surrenders, and 4.d Annuity Payouts, for more information regarding when a CDSC may be applied.
We use the following general approach to calculating your CDSC:

Step 1.
Deposits that have been invested for longer than the applicable CDSC period can always be taken out free of any CDSC. The applicable CDSC period begins on the date we receive the Deposit. Please see the Fee Summary for a description of CDSC periods applicable to your share class.

Step 2.
If the amount of money that you wish to take out is less than your AWA (as described below), plus any amount from step 1, then this sum will also be paid to you without the imposition of a CDSC. No further steps will be applied.

Step 3.
Assuming that steps 1 and 2 do not apply because the amount of money that you wish to take out is more than your AWA and is still subject to a CDSC, then we will deduct your AWA from the amount of the money you wish to take out and then process your request using steps 4-6.

Step 4.
We will then multiply Remaining Gross Premiums (investments which have not been previously used to assess a CDSC) by a factor. For assets in the Personal Pension Account, we will then multiply Personal Pension Account Contributions that are subject to a CDSC by a factor. The factor is equal to the amount of money resulting from step 3 divided by the remaining value of your investment above the AWA. If you take a Surrender during declining market conditions, Remaining Gross Premiums will have the effect of increasing the percentage of your Contract Value that is subject to a CDSC.

Step 5.
We will then take the amount of Remaining Gross Premium resulting from step 4 and multiply it by the corresponding CDSC percentage as shown in the Fee Summary using the applicable CDSC schedule. Each Deposit has its own CDSC schedule regardless of whether it has been invested in the Personal Pension Account, Sub-Accounts or the Fixed Accumulation Feature.

Step 6.	We then deduct the CDSC calculated in step 5 from the amount of money in step 3, plus AWA and pay the remaining balance to you.
These same steps are generally used when a CDSC is charged upon Commuted Value or Annuity Payouts (as applicable under the Annuity Payout Options noted above).
Please refer to CDSC Examples 1 through 7 in Appendix A for further information about how these formulas will be applied.
The following are NOT subject to a CDSC:

•	Annual Withdrawal Amount - During a period when a CDSC may be applied, you may Surrender up to the greater of:

•	5% of Deposits that would otherwise be subject to a CDSC, or

•	earnings.
We compute the AWA as of the end of the Valuation Day when a partial Surrender or commutation request is received by us In Good Order.
You may not carry over unused portions of your AWA from one year to another.

•	Regularly scheduled Personal Pension Account Payouts.

•	Regularly scheduled Lifetime Benefit Payments and/or Threshold Payments.

•	Transfers to and from the Personal Pension Account.

•
If you are a patient in a certified long-term care facility or other eligible facility - CDSC will be waived for a partial or full Surrender if you, the joint Owner or the Annuitant, are confined for at least 180 calendar days to a:

•	facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;

•	facility certified by Medicare as a hospital or long-term care facility; or

•	nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.
For this waiver to apply, you must:

•	have owned the Contract continuously since it was issued,

•	provide written proof of your eligibility satisfactory to us, and

•	request the Surrender within ninety-one calendar days after the last day that you are an eligible patient in a recognized facility or nursing home.
This waiver is not available if the Owner, the joint Owner or the Annuitant is in a facility or nursing home when you purchase the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver can be used any time after the first 180 days in a certified long-term care facility or other eligible facility up until ninety days after exiting such a facility. This waiver may not be available in all states.

•	Upon death of the Annuitant or any Contract Owner(s) - CDSC will be waived if the Annuitant or any Contract Owner(s) dies.

•
Upon Annuitization - CDSC will be waived when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows commutation.

•
For RMDs - CDSC will be waived for any Annuitant age 70½ or older with a Contract held under an IRA who Surrenders an amount equal to the RMD for one year’s RMD for that Contract Year. All requests for RMDs must be in writing.

•
For substantially equal periodic payments - CDSC will be waived if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59½.

•	Upon cancellation during the Right to Cancel Period - CDSC will be waived if you cancel your Contract during the Right to Cancel Period.

•	Exchanges - As an accommodation, we may, at our discretion, time-credit CDSC for the time that you held an annuity previously issued by us.

•	Settlements - We may, at our discretion, waive or time-credit CDSCs in connection with the settlement of disputes or if required by regulatory authorities.
Charges Against the Funds
Annual fund operating expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution charges, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses, in Section 2 Fee Summary and in Appendix C.
Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940. Further detail regarding these changes is set forth in the fund's prospectus.
Reduced Fees and Charges
We may offer, at our discretion, reduced fees and charges for certain Contracts (including employer-sponsored savings plans) which may result in decreased costs and expenses.
c. Surrenders
What kinds of Surrenders are available? Before the Annuity Commencement Date:

Full Surrenders/Contract Termination - When you Surrender or terminate your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium taxes, CDSCs, a pro-rated portion of optional benefit charges, if applicable, Premium Based Charges, if applicable, and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
For information on how termination of the Contract impacts the Personal Pension Account, please see “What effect do partial or full Surrenders have on your benefits under the rider?” in Section 6(b).
Partial Surrenders - You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date. We will deduct any applicable CDSC and Premium Based Charge, if applicable. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the AWA allowed and the CDSC will not be assessed against such amounts. Surrender of Contract Values in excess of the AWA and additional surrenders made in any Contract Year will be subject to the CDSC. You can request that we deduct these charges in either of two ways. One option, a gross withdrawal, is to deduct the CDSC and Premium Based Charge from the amount that you request. The other option, a net of charges withdrawal, is to Surrender an amount of Contract Value greater than what you requested, but after the deduction of CDSC and Premium Based Charge will result in payment to you of the amount you requested. Because the net of charges withdrawal will Surrender a greater amount of Contract Value, your CDSC and Premium Based Charge may be greater under this method. This is our default option. Please see CDSC Examples 1-5 in Appendix A.
Both full and partial Surrenders of Contract Value are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless you direct us otherwise.
There are several restrictions on partial Surrenders of Contract Value before the Annuity Commencement Date:

•	the partial Surrender of Contract Value must be at least equal to $500, and

•
your Total Balance must be equal to or greater than our then current minimum amount rule that we establish according to our then current policies and procedures. The minimum amount rule refers to the minimum Total Balance that you must maintain within this Contract. If you fail to comply with the minimum amount rule, we reserve the right to fully terminate your Contract. The minimum amount rule varies by Contract share class. Currently the minimum amount rule for Class I share Contracts is $500 and for Class B, C and L shares is $2,000. We may increase the minimum amount rule from time to time, but in no event shall the minimum amount rule exceed $10,000 (Class B, C, I and L shares). Please see “What effect do partial or full Surrenders have your benefits” under Future5, Future6, and Daily Lock Income Benefit for a description of the effect of the minimum amount rule when you elect one of these riders.

You may only commute all or a portion of Personal Pension Account Payouts by following the procedures described in the “After the Annuity Commencement Date” section below.
Withdrawals will reduce your standard Death Benefit on a dollar-for-dollar basis. Please consult with your investment professional to be sure that you fully understand the ways such a decision will affect your Contract.
Under certain circumstances Hartford had permitted certain Contract Owners to reinstate their Contracts when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to Hartford. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).
After the Annuity Commencement Date:
Full Surrenders/Contract Termination - You may Surrender or terminate your Contract on or after the Annuity Commencement Date only if you selected Annuity Payout Options Two, Three, Five, Six or Eight. In the event you take a full Surrender and thereby terminate your Contract after electing Annuity Payout Option Two, Three, Five, or Eight, you will forfeit the life contingent payments payable under these options. Upon Contract termination, we pay you the Commuted Value, minus any applicable CDSCs and Premium tax.
Partial Surrenders/Commutation - Partial Surrenders and/or commutation are permitted after the Annuity Commencement Date if you select Annuity Payout Option Two, Three, Five, or Six, or Eight. You may withdraw amounts equal to the Commuted Value of the payments that we would have made during the Guaranteed Payout Duration. See Personal Pension Account Example 4 in Appendix A for an illustration of Personal Pension Account Commuted Value and the computation of Guaranteed Payout Duration. If you select Annuity Payout Option Two or Eight, the Guaranteed Payout Duration will be equivalent to the Annuity Payout Value divided by the Annuity Payout amount. To qualify under these Annuity Payout Options you must make the request before the Guaranteed Payout Duration expires. Both full and partial Surrenders of Contract Value are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. We will deduct any applicable CDSCs.

If you elect to withdraw the entire Commuted Value of the Annuity Payouts we would have made during the Guaranteed Payout Duration, we will not make any Annuity Payouts during the remaining Guaranteed Payout Duration. If you elect to withdraw only some of the Commuted Value of the Annuity Payouts we would have made during the Guaranteed Payout Duration, we will reduce the remaining Annuity Payouts during the remaining Guaranteed Payout Duration on a first-in, first-out basis. Once the Guaranteed Payout Duration has expired, you may resume receiving Annuity Payouts provided that Personal Pension Account Payouts have not been terminated based on a death of the Annuitant or Joint Annuitant, if applicable, and you have not terminated your Contract.
Annuity Payout Options may not be available if the Contract is issued to qualify under Code Sections 401, 408, or 457.
What is the Commuted Value?
You may choose to accelerate Annuity Payouts under certain Annuity Payout Options to be received in one lump sum. This is referred to as commuting your Annuity Payout.
The amount that you request to commute must be at least equal to $500. There will be a waiting period of at least thirty days for payment of any lump sum commutation.
Upon commutation, the Annuity Payout Value or the remaining Guaranteed Payout Duration payments, as applicable, will be discounted based on an interest rate that we determine at our discretion (the discount rate). The discount rate may be different than the interest rate used to establish Payout Purchase Rates. We determine the discount rate based on a number of factors including then current interest rate(s), investment assumptions and the additional anti-selection and mortality risk we incur by permitting commutation. The higher the discount rate and CDSC, if applicable, the lower the amount that you will receive. Please see CDSC Examples 6-7 in Appendix A.
Commuted Value of your Personal Pension Account will be less than your Annuity Payout Value. Except as provided in the immediately preceding section, commutation does not affect resumption of life contingent Personal Pension Account Payouts at the conclusion of the applicable Guaranteed Payout Duration.
Commuted Value is determined on the day we receive your written request.
Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions.  The Fund’s board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940.  Further detail is set forth in the Fund’s prospectus.
How do you request a Surrender?
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing, by telephone or via the internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:

•	the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•	your tax withholding amount or percentage, if any, and

•	your disbursement instructions, including your mailing address.
You may submit this form via mail, fax or a request via the internet.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.

Telephone or Internet Requests
To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine.
We may modify the requirements for telephone and/or internet redemptions at any time.
Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders and Personal Pension Account Payouts. Personal Pension Account Payouts shall be considered to be partial annuitizations as such term is defined under the Code. If you make a Surrender or take a Personal Pension Account Payout prior to age 59½, there may be adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment or Personal Pension Account Payout. Taking these actions before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. Consult your personal tax adviser to determine whether a Surrender is permissible, with or without federal income tax penalty.
If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.
Please see Section 9 for more information.
d. Annuity Payouts
Generally speaking, when you annuitize your Contract, you begin the process of converting Accumulation Units into what is known as the payout phase. The payout phase starts when you annuitize your Contract or with your Annuity Commencement Date and ends when we make the last payment required under your Contract. Personal Pension Account Payouts shall be considered to be partial annuitizations as such term is defined under the Code. Once you fully annuitize your Contract, you may no longer make any Deposits. You must commence taking Annuity Payouts no later than when you reach your Annuity Commencement Date. Funds allocated to the Personal Pension Account will be paid to you under Annuity Payout Options Two and Eight. Contract Value can only be annuitized under Annuity Payout Options One, Three, Four, Five and Six. Please check with your investment professional to select the Annuity Payout Option that best meets your income needs. All Annuity Payout Options are subject to availability in your state.
When do your Annuity Payouts begin?
Personal Pension Account Payouts may begin at any time, but we reserve the right to require that you own your Contract for at least six months before you start taking these payments. Contract Value may only be annuitized on the Annuity Commencement Date.
Your Annuity Commencement Date cannot be earlier than your second Contract Anniversary if choosing a fixed dollar Annuity Payout. The Annuity Commencement Date may be immediate if electing a variable dollar amount Annuity Payout. In no event, however, may the Annuity Commencement Date be later than:

•	The later of the Annuitant’s 90th birthday (or if the Owner is a Charitable Remainder Trust, the Annuitant’s 100th birthday), or the tenth Contract Anniversary (subject to state variation); or

•
The date that you fully annuitize Accumulation Balance (assuming that no Contract Value exists as of such date). Unless otherwise requested, commencement of receipt of Personal Pension Account Payouts do not constitute an Annuity Commencement Date.

As of October 4, 2013 we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.

Except as otherwise provided, the Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only thirty days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.
Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. We may change these Annuity Payout Options at any time. Once we begin to make Annuity Payouts, the Annuity Payout Option with respect to that portion of your Contract cannot be changed.

•	Option One - Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

•	Option Two - Life Annuity with a Cash Refund
In general, we will make Personal Pension Account Payouts as long as the Annuitant is living. However, when the Owner, joint Owner or Annuitant dies before the Annuity Commencement Date, the Death Benefit will be paid. When the Annuitant dies after the Annuity Commencement Date (and the Owner is living or deceased), then the Beneficiary will receive the Death Benefit.
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account Payouts (fixed dollar amount Annuity Payout) so if you do not have value in the Personal Pension Account as of October 3, 2014, this Annuity Payout Option will not be available to you. Please see the Personal Pension Account Death Benefit section for additional information.

•	Option Three - Life Annuity With Payments for a Period Certain
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between five years and 100 years, minus the Annuitant’s age. If the Annuitant dies before the guaranteed number of years has passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

•	Option Four - Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

•	Option Five - Joint and Last Survivor Life Annuity With Payments For a Period Certain
We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between five years and 100 years, minus your younger Annuitant’s age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

•	Option Six - Payments for a Period Certain
We agree to make payments for a specified time. The minimum period that you can select is ten years during the first two Contract Years and five years after the second Contract Anniversary. The maximum period that you can select is 100 years, minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

•	Option Seven - Reserved

•	Option Eight - Joint and Last Survivor Life with Cash Refund
Prior to the Annuity Commencement Date, this Annuity Payout Option provides for Personal Pension Account Payouts for as long as the Owner, Annuitant or the Joint Annuitant are alive at 100% of the applicable scheduled Payout Purchase Rate(s). The previously established Guarantee Window, Payout Purchase Rate(s), and Credited Interest Rate(s) will continue to apply for the duration of the Personal Pension Account rider. Any remaining Death Benefit shall be payable to the Beneficiary.
On or after the Annuity Commencement Date, this Annuity Payout Option provides for Personal Pension Account Payouts for as long as the Annuitant or Joint Annuitant is alive at 100% of the applicable scheduled Payout Purchase Rate(s). Any remaining Death Benefit shall be payable to the Beneficiary.
This Annuity Payout Option is only available for fixed dollar Personal Pension Account Payouts and may not be combined with Annuity Payout Option Two - Life Annuity with Cash Refund.
Pension Account Payouts will terminate upon our receipt of due proof of the death of the Owner, Annuitant or Joint Annuitant, whichever shall last occur, provided that the last of such deaths transpired prior to the Annuity Commencement Date. Personal Pension Account Payouts will also terminate upon our receipt of due proof of the death of the Annuitant or Joint Annuitant, whichever shall last occur, provided the last of such deaths transpired after the Annuity Commencement Date. Your Benefit Balance shall always remain in the Personal Pension Account while the Personal Pension Account rider is in effect.
We reserve the right to impose restrictions regarding who can serve as the Annuitant, Joint Annuitant and/or Beneficiary when selecting this Annuity Payout Option. Currently, you must designate your Spouse as the Joint Annuitant and Beneficiary when selecting this Annuity Payout Option. Except as provided below (regarding divorce proceedings), these designations may not be changed by you.
We assume that if you elected Annuity Payout Option Eight, that you also intend to elect Spousal Contract continuation in which event no portion of the Death Benefit will be paid until the last Spouse dies. However, if you prefer not to exercise these rights, you may notify us to settle the Death Benefit after the first Spouse dies.
You may make a one time election to convert to Annuity Payout Option Two upon completion of divorce proceedings provided that you become the sole, remaining Owner and Personal Pension Account Payouts have not commenced. In these circumstances,

•
The Target Income Age remains the same if the older Annuitant becomes the remaining Owner. If the younger Annuitant becomes the remaining Owner, then the Target Income Age will be reset to that Annuitant’s age when making an initial investment into the Personal Pension Account plus the difference between the older Annuitant’s age when making an initial investment into the Personal Pension Account and the previously stated Target Income Age. For example, if the older Annuitant was age 70 upon initial Personal Pension Account investment and the Target Income Age selected was 75 (a difference of 5 years), then the new Target Income Age corresponding with the younger remaining Annuitant (Spouse) will equal his or her age upon the initial Personal Pension Account investment (assume age 60 in this case) + 5, or age 65.

•
The Credited Interest Rate schedule will only be reset based on the remaining Owner’s age after age 79. Payout Purchase Rates will be reset based on the remaining Owner’s age and gender as of the date of conversion.

This option is only available for Personal Pension Account Payouts (fixed dollar amount Annuity Payout). We reserve the right to approve the designation of the Owner, joint Owner, Annuitant(s) and/or Beneficiary for the purposes of establishing benefits under this Annuity Payout option.
The Joint Annuitant designated for Option Eight shall also be the Joint Annuitant under Annuity Payout Options Four and Five, if you elected to annuitize Contract Value. Election of Option Eight does not mean you are required to elect Annuity Payout Options Four or Five to annuitize any Contract Value portions of your Contract. This Annuity Payout Option will not be available to custodian-owned qualified contracts, or contracts with other non-natural owner types (trusts, including charitable remainder trusts, corporations, municipalities, etc.). Please see Section 6.b Personal Pension Account for additional information.
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account Payouts (fixed dollar amount Annuity Payout) so if you do not have value in the Personal Pension Account as of October 3, 2014, this Annuity Payout Option will not be available to you. Please see the Personal Pension Account Death Benefit section for additional information.
You cannot terminate your Contract once Annuity Payouts begin, unless you have selected Annuity Payout Options Two, Three, Five, Six or Eight. A CDSC, if applicable, may be deducted. Please see CDSC Example 6 in Appendix A.
Annuity Payout Options Two and Eight are only available for Personal Pension Account Payouts from the Personal Pension Account. Annuity Payout Options One, Three, Four, Five and Six are only available for Annuity Payouts from the Fixed Accumulation Feature or Sub-Accounts.
For certain qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
Automatic Annuity Payouts
If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under Annuity Payout Option Three. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.
How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•	monthly,

•	quarterly,

•	semi-annually, or

•	annually.
Once you select a frequency, it cannot be changed. When selecting a frequency other than monthly, the Payout Purchase Rate used to determine Annuity Payouts will be adjusted by a factor. The factor accounts for the current value of accelerated Payouts, and will result in a Payout that is less than the sum of each monthly Payout that would have been paid during the same period of time. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
Do you want Annuity Payouts to be Fixed Dollar Amount or Variable Dollar Amount?
You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. If you elect the Personal Pension Account, your Annuity Payout Option may only be a fixed dollar amount.

•	Fixed Dollar Amount Annuity Payouts
Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount

Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium taxes, by an annuity rate set by us. Annuity purchase rates may vary based on the aspect of the Contract annuitized.

•	Variable Dollar Amount Annuity Payouts
Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:

•	the Annuity Payout Option chosen;

•	the Annuitant’s attained age and gender (if applicable);

•	the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles; and

•	the Assumed Investment Return (AIR).
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.
The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.
You can select one of the following AIRs offered, subject to state variations:

AIR	Annuity Unit Factor	AIR	Annuity Unit Factor	AIR	Annuity Unit Factor
3%	0.999919	5%	0.999866	6%	0.999840
The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.
Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.
After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.

•	Combination Annuity Payout
You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
5. Death Benefits
a. Standard Death Benefit
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant, if applicable, dies before we begin to make Annuity Payouts. The Standard Death Benefit is equal to your Total Balance (less Premium Based Charge, if applicable) calculated as of the Valuation Day when we receive a certified death certificate or other legal document acceptable to us. The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature and Personal Pension Account for each Beneficiary’s portion of the proceeds.
We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed the greater of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under applicable Contracts and riders; or

b.	the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction. In addition, there may be limitations on the aggregate death benefits if you purchased one or more contracts with an initial Premium Payment of less than $5,000,000 but you add Premium Payments or purchased additional contracts such that Premium Payments under the contracts aggregate to $5,000,000 or more. See your contract for more information.
The Standard Death Benefit is payable in addition to your Personal Pension Account Death Benefit.
Please see the heading entitled “What kinds of Surrenders are available? - Before the Annuity Commencement Date” in Section 4.c Surrenders. Taking excess partial Surrenders may significantly negatively affect your Death Benefit. Please consult with your investment professional before making excess partial Surrenders to be sure that you fully understand the ways such a decision will affect your Contract.
Please see the Optional Rider Comparison Chart in Appendix E for a comparison of death benefits.
b. Return of Premium V
Objective
To provide a Death Benefit equal to the greater of Premium Payments adjusted for Surrenders or Contract Value, minus Premium Based Charges, if applicable, that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts.
Please consider the following prior to electing this rider:

•	Partial Surrenders and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.
When can you buy the rider?
The Return of Premium V rider is no longer available for purchase (including adding it to existing Contracts).
How is the charge for this rider calculated?
The fee for the rider is based on the Death Benefit on each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A pro-rated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the Fixed Accumulation Feature. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts.
We can not increase the rider fee once you elect the rider. However, in the event of a change in ownership or upon Spousal Contract continuation, the fee for the rider will be based on the Contract Value on the date of any such change plus Premium Payments received after such date, adjusted for Surrenders.
Is this rider designed to pay you Death Benefits?
Yes. This Death Benefit is equal to the higher of A or B:
A = Contract Value (minus Premium Based Charges, if applicable) or

B = Premium Payments adjusted for Surrenders.
See the Return of Premium V Examples 1 and 2 in Appendix A.
The Return of Premium V Death Benefit is payable in addition to your Personal Pension Account Death Benefit.
Does this rider replace the standard Death Benefit?
Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
Yes. At any time following the earliest of the fifth anniversary of the rider effective date or Spousal Contract continuation, the Contract Owner may elect to terminate this rider. If this rider is terminated, then a pro-rated rider charge will be assessed on the termination date, and will no longer be assessed thereafter. The Death Benefit will be reset to the Standard Death Benefit. No other optional Death Benefit may be elected following the termination. Please also see “Other Information” at the end of this section for other ways the rider may terminate.
A company-sponsored exchange of this rider will not be considered to be a termination by you of the rider. This rider will also terminate upon election of a Death Benefit option (described in Sections 5.e and 5.f) by the Beneficiary (excluding Spousal Contract continuation).
What effect do partial Surrenders have on your benefits under the rider?
Any and all partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis. A partial Surrender may reduce the Death Benefit by an amount greater than the amount Surrendered if the Contract Value is less than your Premium Payments. See Return of Premium V Examples 1-3 in Appendix A for an illustration of this calculation.
Any and all transfers to the Personal Pension Account will reduce your Death Benefit. Transfers within the Transfer Limit will reduce your Death Benefit on a dollar-for-dollar basis. Transfers in excess of the Transfer Limit will reduce your Death Benefit on a proportionate basis. A transfer above the Transfer Limit to the Personal Pension Account may reduce the Death Benefit by an amount greater than the amount transferred if the Contract Value is less than your Premium Payments adjusted for Surrenders. The Return of Premium V Transfer Limit is equal to 5% of the Premium Payment(s) adjusted for Surrenders and transfers to and from the Personal Pension Account; or if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Return of Premium V Examples 1-3 in Appendix A.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is younger than the maximum rider age limitation at the time of the change.
An ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the oldest Owner after the change is equal to or older than the maximum age limitation, we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Death Benefit?
Generally, Yes. If the Owner dies and the sole Beneficiary at the time of death, is the deceased Owner’s Spouse we will increase the Contract Value to the Death Benefit, if the Death Benefit is greater than the Contract Value on the date of due proof of death. The Spouse may continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If the Owner or the Annuitant is equal to or older than the maximum age limitation at the time of the Spousal Contract continuation and/or this rider (or similar rider, as we determine) is not available for sale, we will terminate this rider and the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
What happens if you annuitize your Contract?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected and the Death Benefit terminates.
Are there restrictions on how you must invest?
No. We reserve the right to impose investment restrictions in the future.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purpose of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed a maximum of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders or payouts under all applicable contracts and riders; or

b.	the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•	We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, and/or assignment. If we terminate the rider, it cannot be re-elected by you.

•
Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, may trigger a proportionate reduction to your Death Benefit.

•	Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
c. Maximum Anniversary Value V
Objective
To provide a Death Benefit equal to the greatest of: (a) Maximum Anniversary Value, (b) Premium Payments adjusted for Surrenders or (c) Contract Value that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts. Please consider the following prior to electing this rider:

•	This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.

•	Partial Surrenders and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.
When can you buy the rider?
The Maximum Anniversary Value V rider is no longer available for purchase (including adding it to existing Contracts).
How is the charge for this rider calculated?
The fee for the rider is based on the Death Benefit and is taken on each Contract Anniversary. This rider fee will be automatically deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A pro-rated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the Fixed Accumulation Feature. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as

otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. See Maximum Anniversary Value V Example 4 in Appendix A.
The rider charge will not increase after you elect the rider unless there is a change in ownership or upon Spousal Contract continuation.
Is this rider designed to pay you Death Benefits?
Yes. This Death Benefit is equal to the greatest of A, B or C:

A =	Contract Value (minus Premium Based Charges, if applicable);

B =	Premium Payments adjusted for partial Surrenders; or

C =
Maximum Anniversary Value - The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments: (a) Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and (b) Anniversary Value is adjusted for any partial Surrenders since the Contract Anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

See Maximum Anniversary Value V Example 1 in Appendix A.
If we permit you to elect this rider after the Contract has been issued, the starting values for Contract Value, Premium Payments and Maximum Anniversary Value will all be reset to Contract Value as of the Valuation Day that you elect this rider. Contract Value and Premium Payments prior to election of the rider (as well as those values that would have been used to set the Maximum Anniversary Value had this rider been elected upon Contract issuance), will be disregarded.
The Maximum Anniversary Value V Death Benefit is payable in addition to your Personal Pension Account Death Benefit. Even though your Benefit Balance is not subject to principal protection under this rider, any portions of your Benefit Balance transferred to Sub-Accounts and/or the Fixed Accumulation Feature are also considered to be part of the Contract Value used to compute this Death Benefit.
Does this rider replace the standard Death Benefit?
Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
No. However, we may terminate this rider upon Spousal Contract continuation, Ownership changes, assignment and/ or violation of the investment restrictions. Please also see “Other Information” at the end of this section.
What effect do partial Surrenders have on your benefits under the rider?
Any and all partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis. A partial Surrender may reduce the Death Benefit by an amount greater than the amount Surrendered if the Contract Value is less than your Premium Payments. See Maximum Anniversary Value V Example 2 in Appendix A for an illustration of this calculation.
Any and all transfers to the Personal Pension Account will reduce your Death Benefit. Transfers within the Transfer Limit will reduce your Death Benefit on a dollar-for-dollar basis. Transfers in excess of the Transfer Limit will reduce your Death Benefit on a proportionate basis. A transfer above the Transfer Limit may reduce the Death Benefit by an amount greater than the amount transferred if the Contract Value is less than your Premium Payments. The Maximum Anniversary Value V Transfer Limit is equal to 5% of the greatest of (a) Premium Payments adjusted for partial Surrenders and transfers to or from the Personal Pension Account, or (b) Maximum Anniversary Value; or if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Maximum Anniversary Value V Examples 2, 3 and 5 in Appendix A for an illustration of this calculation.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is less than the maximum rider age limitation at the time of the change. We also reserve the right to require you to reallocate investments according to then applicable investment restrictions in the event of an ownership change after six months from the rider’s effective date.

Any ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the Death Benefit is reset, we will disregard the previously established Contract Value, Premium Payment and Maximum Anniversary Value and reset each of these values to your then current Contract Value. If the rider is not available for sale at the time of the ownership change, If the oldest Owner at the time of the ownership change is older than the maximum age limitation, we will terminate this rider and the Death Benefit will be reset to the standard Death Benefit. A final prorated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Death Benefit?
Yes. If the Owner dies and the sole Beneficiary at the time of death is the deceased Owner’s Spouse, we will increase the Contract Value to the Maximum Anniversary Value, if greater than the Contract Value on the date of due proof of death. The Spouse may elect to continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If any Owner or the Annuitant is older than the age limitation of the rider at the time of the Spousal Contract continuation and/or this rider (or a similar rider, as we determine) is not available for sale, then we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected and the Death Benefit terminates.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Portfolio Planner or Investment Strategies Asset Allocation Models or approved Funds listed in Appendix D. These models are rebalanced quarterly.
We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) is merged into another fund, (ii) changes investment objectives, (iii) closes to further investments, and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4.a for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or make a change in owner, Annuitant or any Joint Annuitant.
Upon reinstatement of your rider, your Premium Payments will be reset to equal the lower of the Contract Value as of the Valuation Day of the reinstatement or the Premium Payments prior to the termination. If applicable, your Maximum Anniversary Value will be reset at the lower of the Contract Value or Maximum Anniversary Value prior to the revocation as of the date of the reinstatement. We will deduct a pro-rated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement. Violation of these investment restrictions could result in a serious erosion of the value in this rider.
It may be presumed that investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.

If you elect this rider in combination with an optional benefit such as Safety Plus, Future5, Future6, or Daily Lock Income Benefit then in the event of a conflict between the investment restrictions above and those set forth in such optional riders, the investment restrictions in such optional riders shall prevail.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to approve all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed a maximum of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under all applicable contracts and riders; or

b.	the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•
We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, assignment and/or violation of the investment restrictions. If we terminate the rider, it cannot be re-elected by you.

•	The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the Death Benefit.

•
Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, will trigger a proportionate reduction to your Death Benefit.

•	Transfers made pursuant to an Automatic Income Program may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.

•	Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
d. Legacy Lock
Objective
To provide a Death Benefit equal to the greater of: (a) Enhanced Return of Premium (Premium Payments adjusted for certain partial Surrenders and transfers to the Personal Pension Account as described below); or (b)Return of Premium V Death Benefit (as described in section 5.b.). We will pay the Death Benefit if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts.
Please consider the following prior to electing this rider:

•	This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.

•	Lifetime Benefit Payments taken under Future6, or Daily Lock Income Benefit will not reduce the value of the Enhanced Return of Premium component of this Death Benefit.

•
Partial Surrenders that exceed the Future6, or Daily Lock Income Benefit Lifetime Benefit Payment and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.

•	The Enhanced Return of Premium component of this Death Benefit reduces to zero if your Contract Value falls below the minimum amount rule.

This rider was formerly known as Future6 DB.
When can you buy the rider?
The Legacy Lock rider is no longer available for purchase (including adding it to existing Contracts).
How is the charge for this rider calculated?
The fee for the rider is based on the greater of (a) Enhanced Return of Premium or (b) Return of Premium V Death Benefit on each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary. A prorated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the Fixed Accumulation Feature. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider fee may be increased at each Contract Anniversary, in the event of a change in ownership or upon Spousal Contract continuation.
Is this rider designed to pay you Death Benefits?
Yes. The Death Benefit is equal to the greater of: (a) Enhanced Return of Premium (Premium Payments adjusted for certain partial Surrenders and transfers to the Personal Pension Account as described below); or (b) Return of Premium V Death Benefit (as described in section 5.b.).
See the Legacy Lock Examples 1 and 2 in Appendix A.
The Legacy Lock is payable in addition to your Personal Pension Account Death Benefit.
Does this rider replace the standard Death Benefit?
Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
No. However, if your Future6, or Daily Lock Income Benefit rider is terminated for any reason, this rider will also terminate. Please see “Other Information” below for other conditions which may result in termination of the rider.
What effect do partial Surrenders have on your benefits under the rider?
Death Benefit Step-Up
The Enhanced Return of Premium component of Legacy Lock is eligible for an automatic one-time step-up to the Contract Value upon a first partial Surrender or upon the first transfer to the Personal Pension Account in excess of the Transfer Limit. The step-up will occur if the Contract Value is greater than the Enhanced Return of Premium value on the Valuation Day prior to the first partial Surrender or transfer to the Personal Pension Account in excess of the Transfer Limit.
Enhanced Return of Premium Component of Legacy Lock
The Enhanced Return of Premium component equals 100% of Premium, adjusted by some Surrenders as described below. Enhanced Return of Premium will be increased by subsequent Premium Payments and Transfers from the Personal Pension Account and may be eligible for a one-time step-up.
Cumulative partial Surrenders during the Contract Year that are below or equal to your Future6, or Daily Lock Income Benefit Lifetime Benefit Payment will not reduce the Enhanced Return of Premium component of your Death Benefit. Cumulative partial Surrenders during the Contract Year that are below or equal to your Future6, or Daily Lock Income Benefit Threshold Payment will reduce the Enhanced Return of Premium on a dollar-for-dollar basis.
Cumulative partial Surrenders during the Contract Year that exceed your Future6 Lifetime Benefit Payment or Threshold Payment will reduce the Enhanced Return of Premium on a proportionate basis provided the exception described in the following paragraph does not apply. Such partial Surrender(s) may reduce the Enhanced Return of Premium by an amount greater than the amount Surrendered if the Contract Value is less than your Premium Payments. See Legacy Lock Examples 1 and 2 in Appendix A for an illustration of this calculation.
If partial Surrenders are taken in excess of the Lifetime Benefit Payment after your Lifetime Income Eligibility Date and withdrawn under the Automatic Income Program to satisfy RMDs, the partial Surrender will not reduce the Enhanced Return of Premium. Any additional partial Surrender will reduce the Enhanced Return of Premium proportionally if taken above the RMD amount and outside of the Automatic Income Program.
Any and all transfers to the Personal Pension Account will reduce the Enhanced Return of Premium. Transfers within the Transfer Limit will reduce the Enhanced Return of Premium on a dollar-for-dollar basis. Transfers in excess of the Transfer Limit will reduce the Enhanced Return of Premium on a proportionate basis. A transfer above the Transfer Limit to the Personal Pension Account may reduce the Enhanced Return of Premium by an amount greater than the amount transferred if the Contract Value is less than your Premium Payments adjusted for Surrenders. The Legacy Lock Transfer Limit is equal to 5% of the highest of (a) Enhanced Return of Premium; (b) Return of Premium V Death Benefit; or (c) if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Legacy Lock Examples 1 and 2 in Appendix A.
If your Contract Value on any Contract Anniversary is ever reduced below the minimum amount rule (equal to the greater of the Contract minimum amount rule described in section 4.c or one Lifetime Benefit Payment under any optional guaranteed minimum withdrawal benefit rider) as a result of investment performance, or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below this minimum amount rule, we will no longer accept subsequent Premium Payments. In addition, The Enhanced Return of Premium component of your Death Benefit will be reset to equal zero. The Death Benefit will then be equal to the greater of: (a) Enhanced Return of Premium or (b) Return of Premium V.
You may then either make a full Surrender and terminate your Contract and rider, or you may continue your Contract. If you continue your Contract, you must transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days or we will exercise our reserved contractual rights to reallocate these sums to the money market Sub-Account.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is younger than the maximum rider age limitation at the time of the change.
Any ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the oldest Owner after the change is equal to or older than the maximum age limitation, we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Death Benefit?
Generally, yes. If the Owner dies and the sole Beneficiary at the time of death, is the deceased Owner’s Spouse we will increase the Contract Value to the greater of the Enhanced Return of Premium or the Return of Premium V Death Benefit, if either is greater than the Contract Value on the date of due proof of death. The Spouse may continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If the Owner or the Annuitant is equal to or older than the maximum age limitation at the time of the Spousal Contract continuation and/or this rider (or similar rider, as we determine) is not available for sale, we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
What happens if you annuitize your Contract?
Except as otherwise provided, if you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected.
Are there restrictions on how you must invest?
Yes. You must concurrently elect Future6 and abide by the Future6 investment restrictions or you must concurrently elect Daily Lock Income Benefit and abide by the Daily Lock Income Benefit investment restrictions in order to elect this rider.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purpose of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed a maximum of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders or payouts under all applicable contracts and riders; or

b.	the aggregate Total Balance plus $1 million. Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
You can only elect this rider if you elect Future6, or Daily Lock Income Benefit. You will be required to invest according to the Future6, or Daily Lock Income Benefit investment restrictions, as applicable.

•
You will automatically receive a one-time step-up of the Enhanced Return of Premium to the Contract Value, if greater, upon the first partial Surrenders or transfer to the Personal Pension Account in excess of the Transfer Limit. We will not provide a notice prior to applying this step-up.

•
If your Contract Value is reduced below the minimum amount rule, the Enhanced Return of Premium component of the Death Benefit will be reduced to zero. Please see Section 4.c. Surrenders for more information regarding the minimum amount rule. This has the effect of providing a Death Benefit that was reduced by all prior partial Surrenders, including Lifetime Benefit Payments and all transfer to the Personal Pension Account. In addition, any step-up applied to the Enhanced Return of Premium component of the Death Benefit will be lost.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•	We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, and/or assignment or if Future6, or Daily Lock Income Benefit rider is terminated.

•	If we terminate the rider, it cannot be re-elected by you.

•	Legacy Lock is referred to as Enhanced Return of Premium Death Benefit Rider in your Contract.

•	Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
e. Maximum Daily Value
Objective
To provide a Death Benefit equal to the greatest of: (a) Maximum Daily Value, (b) Premium Payments adjusted for Surrenders and transfers to the Personal Pension Account, or (c) Contract Value (minus Premium Based Charges, if applicable) that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts.
Please consider the following prior to electing this rider:

•	This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.

•	Partial Surrenders and excess transfers to the Personal Pension Account may reduce the benefit proportionally, as described below.
When can you buy the rider?
The Maximum Daily Value rider is closed to new investors (including existing Owners).
How is the charge for this rider calculated?
The fee for the rider is based on the Death Benefit and is taken on each Contract Anniversary. This rider fee will be automatically deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A pro-rated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value excluding the Fixed Accumulation Feature. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts.
The rider charge may increase after you elect the rider if there is a change in ownership or upon Spousal Contract continuation.
Is this rider designed to pay you Death Benefits?
Yes. This Death Benefit is equal to the greatest of A, B or C:
A = Contract Value (minus Premium Based Charges, if applicable);

B = Premium Payments (including Premium Payments made after you purchase the Contract) adjusted for partial Surrenders and transfers to the Personal Pension Account; or
C = Maximum Daily Value
See Maximum Daily Value Example 1 in Appendix A.
The Maximum Daily Value Death Benefit is payable in addition to your Personal Pension Account Death Benefit. Even though your Benefit Balance is not subject to principal protection under this rider, any portions of your Benefit Balance transferred to Sub-Accounts and/or the Fixed Accumulation Feature are also considered to be part of the Contract Value used to compute this Death Benefit.
Does this rider replace the standard Death Benefit?
Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
No. Please see Other Information at the end of this section for conditions which may result in termination of the rider.
What effect do partial Surrenders have on your benefits under the rider?
Partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis if you have not elected Future5 or Daily Lock Income Benefit. If you have elected an optional withdrawal benefit, partial Surrenders up to a Threshold Payment or Lifetime Benefit Payment, as applicable, will reduce your Death Benefit on a dollar-for-dollar basis and any partial Surrenders in excess of such amounts shall reduce your Death Benefit on a proportionate basis. A partial Surrender may reduce the Death Benefit by an amount greater than the amount Surrendered if the Contract Value is less than your Maximum Daily Value or if the Contract Value is less than net Premium Payments. See Maximum Daily Value Examples 2 and 3 in Appendix A for an illustration of this calculation.
Any and all transfers to the Personal Pension Account will reduce your Death Benefit. Transfers within the Transfer Limit will reduce your Death Benefit on a dollar-for-dollar basis. Transfers to the Personal Pension Account in excess of the Transfer Limit will reduce your Death Benefit on a proportionate basis. A transfer above the Transfer Limit may not reduce your Death Benefit by the same dollar amount as it would reduce your Contract Value. The adjustment to your Death Benefit may be lower or higher than the adjustment to your Contract Value. The Maximum Daily Value Transfer Limit is equal to 5% of the greatest of (a) Premium Payments adjusted for partial Surrenders, (b) Maximum Daily Value; or (c) if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Maximum Daily Value Example 4 in Appendix A for illustrations of this calculation.
If you elect another optional rider, partial Surrenders (including Lifetime Benefit Payments and Threshold Payments) may affect those other riders differently than they affect this rider.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is less than the maximum rider age limitation at the time of the change. We also reserve the right to require you to reallocate investments according to then applicable investment restrictions in the event of an ownership change after six months from the rider’s effective date.
Any ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the Death Benefit is reset, we will disregard the previously established Contract Value, Premium Payment and Maximum Daily Value and reset each of these values to your then current Contract Value. If the rider is not available for sale at the time of the ownership change, If the oldest Owner at the time of the ownership change is older than the maximum age limitation, we will terminate this rider and the Death Benefit will be reset to the standard Death Benefit. A final prorated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Death Benefit?
Yes. If the Owner dies and the sole Beneficiary at the time of death is the deceased Owner’s Spouse, we will increase the Contract Value to the Maximum Daily Value, if greater than the Contract Value on the date of due proof of death. The Spouse may elect to continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If any Owner or the Annuitant is older than the age limitation of the rider at the time of the Spousal Contract continuation and/or this rider (or a similar rider, as we determine) is not available for sale, then we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected and the Death Benefit terminates.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Portfolio Planner or Investment Strategies Asset Allocation Models or approved Funds listed in Appendix D. These models are rebalanced quarterly.
We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) is merged into another fund, (ii) changes investment objectives, (iii) closes to further investments, and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4.a for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or make a change in owner, Annuitant or any Joint Annuitant.
Upon reinstatement of your rider, your Premium Payments will be reset to equal the lower of the Contract Value as of the Valuation Day of the reinstatement or the Premium Payments prior to the termination. If applicable, your Maximum Daily Value will be reset at the lower of the Contract Value or Maximum Daily Value prior to the revocation as of the date of the reinstatement. We will deduct a pro-rated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement. Violation of these investment restrictions could result in a serious erosion of the value in this rider.
It may be presumed that investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.
If you elect this rider in combination with an optional benefit such as Safety Plus, Future5, Future6 or Daily Lock Income Benefit then in the event of a conflict between the investment restrictions above and those set forth in such optional riders, the investment restrictions in such optional riders shall prevail.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to approve all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.

Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed a maximum of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under all applicable contracts and riders; or

b.	the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•
We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, assignment and/or violation of the investment restrictions. If we terminate the rider, it cannot be re-elected by you.

•	The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the Death Benefit.

•
Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, will trigger a proportionate reduction to your Death Benefit.

•	Transfers made pursuant to an Automatic Income Program may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.

•	Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
f. How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable to us. The Death Benefit amount remains invested according to the last instructions on file and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our Safe Haven Program. Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by FDIC, nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically at our discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to The Hartford’s Safe Haven program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature or Personal Pension Account and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account; in addition, that interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect to leave proceeds from the Death Benefit invested with us for up to five years from the date of death of the Annuitant or Owner if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying CDSCs, if any. The Beneficiary may not make Personal Pension Account Contributions. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract or IRA (prior to the required distribution date) may also elect an Annuity Payout Option that allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.
If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. Please see Section 9(C)(2)(f) Federal Tax Considerations in Appendix Tax for more information.

If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
g. Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts, or receive any remaining value such as a cash refund, Benefit Balance, or receive the Commuted Value.
If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Owner	There is a surviving joint Owner	The Annuitant is living or deceased	Joint Owner receives the Death Benefit.
Owner	There is no surviving joint Owner	The Annuitant is living or deceased	Beneficiary receives the Death Benefit.
Owner	There is no surviving joint Owner and the Beneficiary predeceases the Owner	The Annuitant is living or deceased	Owner’s estate receives the Death Benefit.
Annuitant	The Owner is living	There is no named Contingent Annuitant	The Owner becomes the Contingent Annuitant and the Contract continues. The Owner may waive this presumption and receive the Death Benefit.
Annuitant	The Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Owner	The Annuitant is living	Beneficiary becomes the Owner.
Annuitant	The Owner is living	Owner receives the payout at death.
Annuitant	The Annuitant is also the Owner	Beneficiary receives the payout at death.
These are the most common scenarios. Some of the Annuity Payout Options may not result in a payout at death.
6. Optional Withdrawal Benefits
a. Future5 and Future6
Objective
The objective of the riders is to provide longevity protection that may periodically increase based on Market Increases or Deferral Bonuses.
Please consider the following prior to electing either rider:

•	The riders have investment restrictions. Violation of the investment restrictions may result in termination of the rider.

•	Threshold Payments, partial Surrenders above a Lifetime Benefit Payment and transfers to the Personal Pension Account will reduce the rider’s benefit, as described below.
How do the riders help achieve this goal?
Each of the riders provide an opportunity to receive withdrawals in the form of either Threshold Payments or Lifetime Benefit Payments until either the first Covered Life (Single Life Option) or last Covered Life (Joint/Spousal Option) dies. Withdrawals taken prior to the relevant Covered Life’s Lifetime Income Eligibility Date are called Threshold Payments and withdrawals thereafter are called Lifetime Benefit Payments. We reserve the right to close either rider to new sales at any time.
When can you buy the riders?
The Future5 and Future6 riders are no longer available for purchase (including adding it to existing Contracts). Once elected, you may not switch riders unless part of a company-sponsored exchange program.
The riders may not be available through all investment professionals and may be subject to additional restrictions set by your investment professional. We reserve the right to withdraw either or both riders, vary rider benefits and/or rider charges or any relevant Covered Life options at any time for the sale of new Contracts. Either or both riders may not be available in all states.
The riders are the same in all respects other than as described herein. When considering which rider version to select, it is important that you work with your investment professional to carefully compare the differences in these features, and particularly the different investment restrictions, to ensure that you choose the rider version that is most consistent with your investment horizon and risk appetite taking into consideration the trade-off between benefits and restrictions associated with one rider over the other. Please refer to the section below entitled “Are there restrictions on how you must invest?” for more information.
We look at the age of contract parties (e.g., Contract Owner, joint Owners, Spouses, Annuitant and/or Beneficiary) when setting rider benefits (such living persons are called a Covered Life and the specific person whose life and age is used to set benefits is called the relevant Covered Life). For instance, when setting your Withdrawal Percentage, the older Covered Life is the relevant Covered Life when selecting the Single Life Option and the younger Covered Life is the relevant Covered Life when selecting the Joint/Spousal Option. We reserve the right to impose designation restrictions such as making sure that your Spouse is a joint Owner when selecting the Joint/Spousal Option.
Does buying the riders forfeit your ability to buy other riders?
Yes, buying either rider precludes you from electing the Safety Plus rider and the Daily Lock Income Benefit rider.
If you elect either rider, you may not elect Personal Pension Account Transfer Programs Investment Gains or Income Path Options. Please see Section 4.a. Personal Pension Account Transfer Programs.
How is the charge for the riders calculated?
Each rider has a different current charge and maximum rider charge and both are based on your Payment Base. The charge will vary based on whether you elect the rider on a single or joint/spousal basis. We will deduct the rider charge on each Contract Anniversary on a pro-rated basis from each Sub-Account.
We may increase or decrease the rider charge on a prospective basis on each Contract Anniversary up to the maximum described in the Fee Table. The rider charge may increase irrespective of whether you receive either a Market Increase or a Deferral Bonus. We will not increase the rider charge by more than 0.50% during any Contract Year. We will provide advance notice of changes to your rider charge. You may decline a rider charge increase in which event you will no longer be entitled to Market Increases, Deferral Bonuses and Withdrawal Percentage increases. This declination is irrevocable.
If the rider is terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on your Payment Base immediately prior to such termination or full Surrender. We may also reset the rider charge upon Spousal Contract continuation or a Covered Life change.
Does your benefit base change under the riders?
Yes. The benefit bases used to set Threshold Payments or Lifetime Benefit Payments (Payment Base) and the Deferral Bonus (Deferral Bonus Base) will fluctuate.

•	Payment Base
Your initial Payment Base is equal to your initial Premium Payment (without deduction of sales charges, if any). It will generally fluctuate based on:

•	Market Increases; or

•	Deferral Bonuses; and

•	Subsequent Premium Payments, partial Surrenders, or transfers to or from the Personal Pension Account.
On each Contract Anniversary until and including the Contract Anniversary immediately following the oldest Covered Life’s 90th birthday, the Payment Base will be reset to equal the greater of your Contract Value (prior to the deduction of the rider charge) as of the Contract Anniversary (this event is referred to as a Market Increase) or your current Payment Base plus any applicable Deferral Bonus (the amount added to your Payment Base during the Deferral Bonus Period if a Market Increase does not occur). You will not receive both a Market Increase and a Deferral Bonus in the same Contract Year. We reserve the right to impose an annual Payment Base Cap on the sale of new Contracts only. We do not currently enforce an annual Payment Base Cap.
Please refer to Future5 and Future6 Examples 1-2 in Appendix A for an illustration of ways that your Payment Base may increase based on a Market Increase or Deferral Bonus.
Subsequent Premium Payments increase your Payment Base by the dollar amount of the Premium Payment. Deposits into the Personal Pension Account do not increase your Payment Base.
Partial Surrenders reduce your Payment Base in different ways depending on whether they are taken before or after your Lifetime Income Eligibility Date and whether they exceed the applicable limit (either the Threshold Payment or an annual Lifetime Benefit Payment).

•
Partial Surrenders prior to the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are equal to, or less than, the Threshold Payment, then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders are greater than the Threshold Payment, then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold Payment, and (ii) proportionate basis for the amount in excess of the Threshold Payment. If your Contract Value is less than your Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis.

•
Partial Surrenders after the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are (i) equal to or less than the Lifetime Benefit Payment, or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD requirements, then the cumulative partial Surrender will not reduce the Payment Base. Any partial Surrenders that exceed the Lifetime Benefit Payment (provided that the RMD exception above does not apply), will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment. If your Contract Value is less than your Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis. See Future5 and Future6 Examples 2 and 3 in Appendix A for an illustration of this calculation.

Partial Surrenders taken during any Contract Year that cumulatively exceed the AWA, but do not exceed an annual Threshold Payment or Lifetime Benefit Payment, as the case may be, will be free of any applicable CDSC.
Transfers of Contract Value to the Personal Pension Account will also reduce your Payment Base on a dollar-for-dollar basis if they are less than the Transfer Limit and proportionally for any cumulative transfers above the Transfer Limit. The Future5 and Future6 Transfer Limits will equal your applicable Withdrawal Percentage multiplied by your then current Payment Base. Please see Future5 and Future6 Examples 2 and 3 in Appendix A for an illustration of this calculation.
Since the Maximum Anniversary Value V, the Return of Premium V, Maximum Daily Value and Legacy Lock riders each have their own Transfer Limit, which may be a different amount that the Transfer Limit imposed by Future5 or Future6. If there is a conflict, then the Transfer Limit of Future5 or Future6 prevails. Please refer to Future5 and Future6 Examples 2 and 3 in Appendix A for an illustration of partial Surrenders and the Transfer Limit.
Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this limit will not be included for any benefits under the rider.
Please refer to this rider’s section entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Payment Base can be recalculated following a Covered Life change. Please refer to the section entitled “How is the charge for the rider calculated?” for more information regarding the possible termination of Market Increases, Deferral Bonuses and Withdrawal Percentage increases associated with declining rider charge increases.

•	Deferral Bonus Base
On each Contract Anniversary during the Deferral Bonus Period, we may apply a Deferral Bonus to your Payment Base. You will not receive a Deferral Bonus if your Market Increase is greater than or equal to your Deferral Bonus. The Deferral Bonus will vary depending on the rider version you select. The Deferral Bonus for Future5 is 5%. The Deferral Bonus for Future6 is 6%. The Deferral Bonus will be calculated as a percentage of the Deferral Bonus Base as of the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period. The Deferral Bonus Period will cease upon the earlier of the tenth Contract Anniversary, when you take any partial Surrender, or if a transfer is made to the Personal Pension Account that is in excess of the Future5 and Future6 Transfer Limit.
When you elect this rider, your Deferral Bonus Base is equal to your initial Premium Payment (without deduction of sales charges, if any). Thereafter, your Deferral Bonus Base will be reset on each Contract Anniversary to the greater of the Payment Base when a Market Increase occurs, or the Deferral Bonus Base on the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.

Subsequent Premium Payments or transfers from the Personal Pension Account will increase your Deferral Bonus Base by the dollar amount of the Premium Payment or transfer during the Deferral Bonus Period.
Transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are equal to or less than the Transfer Limit will reduce your Deferral Bonus Base on a dollar-for-dollar basis.
Cumulative transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are greater than the rider Transfer Limit will cause the Deferral Bonus Period to end and the Deferral Bonus Base will permanently be set to zero. Transfers or Surrenders due to a divorce settlement will end the Deferral Bonus Period and the Deferral Bonus Base will be set to zero.
Please refer to Future5 and Future6 Examples 1-2 in Appendix A for an illustration of a Deferral Bonus being applied to increase a Payment Base and when a transfer ends the Deferral Bonus Period.
Your Deferral Bonus Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Deferral Bonus Base above this limit will not be included for any benefits under the rider.
Please refer to the section entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Deferral Bonus Base can be recalculated following a Covered Life change.
Is either rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.
Threshold Payments or Lifetime Benefit Payments are calculated by multiplying your Payment Base by the applicable Withdrawal Percentage. The Withdrawal Percentage varies based on the age of the relevant Covered Life at the time of the first partial Surrender.
The applicable Withdrawal Percentages are as follows:

Age	Withdrawal Percentage
<59 ½ - 64	4.0%
65+	5.0%
If you elect Future5 on or after July 16, 2012, the applicable Withdrawal Percentages are as follows:

Age	Withdrawal Percentage
<59 ½ - 64	3.5%
65-84	4.5%
85+	5.5%

•
Except as provided below, the Withdrawal Percentage will be based on the chronological age of the relevant Covered Life at the time of the first partial Surrender. If a partial Surrender HAS NOT been taken, your new Withdrawal Percentage will be effective on the next birthday that brought the relevant Covered Life into a new Withdrawal Percentage age band; or

•
If a partial Surrender HAS been taken, the Withdrawal Percentage will be locked at the time of the partial Surrender. Once the relevant Covered Life enters the new age band, the Withdrawal Percentage will unlock at the next Contract Anniversary only if there is a Market Increase. In the event that there is a Deferral Bonus credited and not a Market Increase, the Withdrawal Percentage will remain locked.

Is either rider designed to pay you Death Benefits?
No.
Does either rider replace the standard Death Benefit?
No.
Can you revoke the riders?
No.

What effect do partial or full Surrenders have on your benefits under the riders?
Please refer to “Does your benefit base change under the riders?” for the effect of partial Surrenders and transfers to and from the Personal Pension Account. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not your Payment Base, Deferral Bonus Base and any future Threshold Payments or Lifetime Benefit Payments.
If your Contract Value on any Contract Anniversary is ever reduced below the minimum amount rule (equal to the greater of the Contract minimum amount rule described in section 4.c or one Lifetime Benefit Payment) as a result of investment performance, or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below this minimum amount rule, we will no longer accept subsequent Premium Payments. You may then either make a full Surrender and terminate your Contract and your rider, or you may continue the Contract provided the following:

•
You must Transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days. Failure to do so will be deemed as your acquiescence to our exercising reserved contractual rights to reallocate these sums to the money market Sub-Account;

•	Threshold Payments will cease;

•	Lifetime Benefit Payments will continue;

•	Market Increases and Deferral Bonuses, if applicable, will no longer apply;

•	All other privileges under either rider will terminate and you will no longer be charged a rider fee or Annual Maintenance Fee; and

•	If any amount greater than a Lifetime Benefit Payment is requested, the Contract will be liquidated and the rider will terminate.
What happens if you change ownership?
Inasmuch as the riders are affected only by changes to the relevant Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of a Covered Life may cause a recalculation of the rider benefits. Covered Life changes also allow us, in our discretion, to impose then prevailing investment restrictions, as described below.
Any Covered Life change made within the first six months from the Contract Issue date will have no impact on the Payment Base or Deferral Bonus Base as long as each succeeding Covered Life is younger than the maximum age limitation of the rider at the time of the change. The Withdrawal Percentage, Lifetime Benefit Payment, and Threshold Payment, as applicable, will thereafter change based on the age of the new relevant Covered Life.

•	Single Life Option:
Any Covered Life changes after the first six months from Contract Issue date will cause a reset as follows:

A.	If we no longer offer such rider, we will revoke the rider. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

B.
If we offer the rider, then we will use the attained age of the older Covered Life as of the date of the Covered Life change to reset the Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. If no partial Surrenders or transfers to the Personal Pension Account above the Transfer Limit have been taken, the Deferral Bonus Base will be recalculated to be the lesser of the Contract Value or the Deferral Bonus Base effective on the date of the change. If a partial Surrender has been taken or there had been a transfer to the Personal Pension Account above the Transfer Limit prior to the date of the Covered Life change, the Deferral Bonus Period will end and the Deferral Bonus Base will be zero; or

C.
If we offer such rider and the older Covered Life after the date of the ownership change is equal to or older than the maximum age limitation, the rider will be terminated and removed from the Contract.

If such rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.

•	Joint/Spousal Option:
After the first six months from the Contract issue date, if partial Surrenders have not yet been taken and you and your Spouse become legally divorced, you may add a new Spouse to the Contract provided that the age limitation of the rider is not exceeded, the Payment Base and Deferral Bonus Base will remain the same. We will then recalculate your Withdrawal Percentage,

Lifetime Benefit Payment, Threshold Payment and Transfer Limit based on the age of the younger Covered Life as of the date of the change. The charge for the rider will remain the same.
Alternatively, if after the first six months from the Contract issue date, if partial Surrenders have been taken or a transfer to the Personal Pension Account has been made, and you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract and the Payment Base and Deferral Bonus Base will remain the same. We will then recalculate your Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit based on the age of the remaining Covered Life as of the date of the change. These recalculations will continue to be based on the Joint/Spousal Option. You may not convert your Joint/Spousal Option election to a Single Life Option. The charge for the rider will remain the same.
If after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

A.
If the older Covered Life after the change is equal to or younger than the maximum age limitation of the rider at the time of the change, then we will revoke the rider. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

B.	If the older Covered Life after the change exceeds the maximum age limitation of the rider, or we no longer offer the rider, then the rider will terminate.
Can your Spouse continue your Lifetime Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the sole Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Contract and the rider are continued as described below, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for the sale of new Contracts at the time of continuation. The Covered Life will be re-determined on the date of Spousal Contract continuation.
If the new Covered Life is younger than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and Deferral Bonus Base will be set equal to the Contract Value, the Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. The Deferral Bonus Period will not be reset but will continue, if applicable, uninterrupted. If the new Covered Life is equal to or older than the maximum rider age at the time of the Spousal Contract continuation, the rider will terminate and the rider charge will no longer be assessed.
If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the rider and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
Either rider is designed to facilitate the continuation of your rights by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Contract and the rider are continued as described below, the rider will continue with respect to all benefits at the then current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Deferral Bonus Base will be equal to the greater of Contract Value or the Deferral Bonus Base on the Spousal Contract continuation date;

•	The Deferral Bonus Period, if applicable, will not reset; the Deferral Bonus Period will continue uninterrupted;

•	The Lifetime Benefit Payment, Threshold Payment, and Transfer Limit will be recalculated; and

•
The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date.

The remaining Covered Life cannot name a new Owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value, not your Payment Base. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our minimum amount rule then in effect.
Single Life Option:
If you have elected the Single Life Option, you may choose a Life Annuity (Annuity Payout Option One). The lifetime portion will be based on the relevant Covered Life determined at the Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two.
If the older Annuitant is age 59½ or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant.
If the Annuitant and Joint Annuitant are alive and the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of any Annuitant.
Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, you may choose a Joint and Last Survivor Life Annuity (Annuity Payout Option Four). If only one Spouse is alive, we will issue a Life Annuity (Annuity Payout Option One). The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. If only one Spouse is alive, we will issue a Life Annuity (Option One) based on the surviving relevant Covered Life.
If the younger Annuitant is alive and age 59½ or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
If the Annuitant is alive and the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us that correspond with the rider version chosen. As of the date of this prospectus, if you elect Future5, you must invest in the Portfolio Planner or Investment Strategies Asset Allocation Models or approved Funds listed in Appendix D. These models will be rebalanced quarterly. If you elect Future6, you must invest in the Personal Protection Portfolio asset allocation models listed in Appendix D. The Personal Protection Portfolio models are rebalanced monthly.
We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while either rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of this rider and those imposed by any other guaranteed minimum death benefit rider, the investment requirements and restrictions of this rider shall prevail.
If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the termination or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to termination unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Upon reinstatement, your Deferral Bonus Base will be reset at the lower of the Deferral Bonus Base prior to the termination or Contract Value as of the date of reinstatement and the Deferral Bonus Period, if applicable, will continue uninterrupted.
We may require that you comply with then prevailing investment restrictions upon Spousal Contract continuation or permissible Covered Life changes. Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under either rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.
Both rider versions require that you invest in asset allocation models. However, we are able to offer certain attributes associated with the Future6 rider, such as a higher Deferral Bonus and lower rider charges, based on our assumptions that the Personal Protection Portfolios, and particularly, the requirement to maintain 50% of your Contract Value in Hartford Portfolio Diversifier HLS Fund within these models, may reduce overall Contract Value volatility and mitigate our guarantee obligations by potentially reducing investment returns that you might have received during favorable market conditions. The Portfolio Planner or Investment Strategies Asset Allocation Models associated with the Future5 rider have a different exposure to equity markets and do not include the Hartford Portfolio Diversifier HLS Fund as an available Fund. It may therefore be reasonably assumed, that if equity markets perform well while you have the Future6 rider, aggregate positive performance results associated the Personal Protection Portfolios will be lower than the performance results possibly available with the Portfolio Planner or Investment Strategies Asset Allocation Models. Conversely, if equity markets perform poorly, you may benefit from, among other things, the potential Contract Value preservation and comparatively lower fees associated the Personal Protection Portfolios.
The Hartford Portfolio Diversifier HLS Fund has been designed to provide performance results that generally are negatively correlated to the performance of other Funds within the Personal Protection Portfolios (i.e., the Fund will tend to perform well when those other Funds are performing poorly, but relatively poorly when those other Funds are performing well). In fact, the Fund’s investments are based on data about your and other contract holders’ allocations to the other Funds within the Personal Protection Portfolios.
We will periodically rebalance your investments within asset allocation models as described in Appendix D. For instance, if you select Future6 and markets perform poorly, it is anticipated that the value of the Hartford Portfolio Diversifier HLS Fund will increase in relation to other Funds within the Personal Protection Portfolios and thus investments within that Fund will be proportionately reallocated among other Funds within the Personal Protection Portfolios chosen. Likewise, when markets perform well, it is anticipated that the value of the other Funds within the Personal Protection Portfolios will increase in relation to the Hartford Portfolio Diversifier HLS Fund and thus investments within those other Funds will be proportionately reduced and reallocated into the Hartford Portfolio Diversifier HLS Fund.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base, Deferral Bonus Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us when you have elected any similar optional withdrawal benefit rider. We will not aggregate Contracts with dissimilar optional riders such as a Contract with an optional guaranteed minimum accumulation benefit such as Safety Plus with a contract with a guaranteed lifetime withdrawal benefit such as Future5, Future6, or Daily Lock Income Benefit. If we elect to aggregate Contracts, we will reset Lifetime Benefit Payments, partial Surrenders and Transfer Limits across aggregated Contracts. We will also reset the date we set these values to operate on a Calendar Year anniversary basis (i.e., January 1 Contract Anniversary) in lieu of multiple Contract Anniversaries.
Other information
The riders may not be appropriate for all investors. Several factors, among others, should be considered:

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
Your participation in the Personal Protection Portfolio models end when the Future6 rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and Hartford Portfolio Diversifier HLS Fund. You may not independently invest in the Hartford Portfolio Diversifier HLS Fund.

•
If you also invest in the Personal Pension Account, transfers to the Personal Pension Account in excess of the Transfer Limit will end the Deferral Bonus Period and the Deferral Bonus Base will be zero.

•
The benefits under either rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•	The Fixed Accumulation Feature is not available if you have elected Future6.

•	Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these benefits.

•
Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of either rider or if you commence taking Threshold Payments prior to your Lifetime Income Eligibility Date. Withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.

•
The determination of the relevant Covered Life is established by us and is critical to the determination of many important benefits such as the Withdrawal Percentage used to set Lifetime Benefit Payments and the Transfer Limit.

•	We may withdraw either rider for new Contract sales at any time.

•
When the Single Life Option is chosen, Spouses may find continuation of either rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in either optional rider is dependent upon its availability at the time of death of the first Covered Life.

•	Annuity payout options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•	The fee for either rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 2. Fee Summary.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•	We will share data regarding your Contract with our affiliates or designees to help us manage our guarantee obligations under this rider.

•
The purchase of these riders may not be appropriate for custodial owned Contracts, Beneficiary or inherited IRAs or Contracts owned by certain types of non-natural entities, including Charitable Trusts. Because these types of owners and many non-natural entities may be required to make certain periodic distributions and those amounts may be different than the withdrawal limits permitted under the rider, you should discuss this with your tax advisor or investment professional to determine the appropriateness of this benefit. We are not responsible for violations to riders due to your obligation to comply with RMD obligations.

•	Future6 is referred to as Guaranteed Minimum Withdrawal Benefit Plus in your Contract. Future5 is referred to as Guaranteed Minimum Withdrawal Benefit in your Contract.

•
Any payment obligation we make under the Contract, including optional withdrawal benefit payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

b. Daily Lock Income Benefit
Objective
The objective of the rider is to provide longevity protection in the forms of lifetime payments that may periodically increase based on the daily performance of your Contract or Deferral Bonuses.
Please consider the following prior to electing the rider:

•	The rider has investment restrictions. Violation of the investment restrictions may result in termination of the rider.

•	Threshold Payments, partial Surrenders above a Lifetime Benefit Payment and transfers to the Personal Pension Account will reduce the rider’s benefit, as described below.
How does the rider help achieve this goal?

The rider provides an opportunity to receive withdrawals in the form of either Threshold Payments prior to the Lifetime Income Eligibility Date or Lifetime Benefit Payments until either the first Covered Life (Single Life Option) or last Covered Life (Joint/Spousal Option) dies. Withdrawals taken prior to the relevant Covered Life’s Lifetime Income Eligibility Date are called Threshold Payments and withdrawals thereafter are called Lifetime Benefit Payments.
When can you buy the rider?
The Daily Lock Income Benefit rider is no longer available for purchase (including adding it to existing Contracts).
This rider may not be available in all states or through all Financial Intermediaries and may be subject to additional restrictions set by your Financial Intermediary or by us. We reserve the right to withdraw this rider at any time without notice. The maximum age on any Owner or Annuitant when electing this rider is 80.
Does buying the rider forfeit your ability to buy other riders?
Yes, buying the rider precludes you from electing the Safety Plus, Future5 and Future6 riders.
If you elect the rider, you may not elect Personal Pension Account Transfer Programs Investment Gains, Income Path Options or the DCA Interest/Earnings Program. Please see Section 4.a. Personal Pension Account Transfer Programs.
How is the charge for the rider calculated?
The rider has a current charge and maximum rider charge and both are based on your Payment Base. The charge will vary based on whether you elect the rider on a Single or Joint/spousal basis. We will deduct the rider charge on each Contract Anniversary on a prorated basis from each Sub-Account.
We may increase or decrease the rider charge on a prospective basis on each Contract Anniversary up to the maximum described in the Fee Table. The rider charge may increase irrespective of whether you receive either a Market Increase or a Deferral Bonus . We will not increase the rider charge by more than 0.50% during any Contract Year. We will provide advance notice of changes to your rider charge. You may decline a rider charge increase in which event you will no longer be entitled to Market Increases, Deferral Bonuses and Withdrawal Percentage increases. This declination is irrevocable.
If the rider is terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on your Payment Base immediately prior to such termination, or full Surrender. We may also reset the rider charge upon Spousal Contract continuation or a Covered Life change.
Does your benefit base change under the rider?
Yes. The benefit bases used to set Threshold Payments or Lifetime Benefit Payments (Payment Base) and the Deferral Bonus (Deferral Bonus Base) will fluctuate.

•	Payment Base
Your initial Payment Base and Anniversary Payment Base are equal to your initial Premium Payment (without deduction of sales charges, if any). Your Payment Base will fluctuate based on Market Increases; Deferral Bonuses, or subsequent Premium Payments, partial Surrenders, or transfers to or from the Personal Pension Account.
If you are electing this rider after your Contract has been issued, the Payment Base will be based on the Contract Value on the date the rider is effective. This may be less than your initial Premium Payment or Contract Value on any day prior to your rider effective date.
On each Valuation Day other than your Contract Anniversary, the Payment Base will be reset to equal the greater of Contract Value as of that day or the Payment Base as of the prior Valuation Day (this event is referred to as your Market Increase). On your Contract Anniversary, the Payment Base will be reset to equal the greatest of A, B, or C where:

A =	Payment Base as of the prior Valuation Day

B =	Contract Value prior to the deduction of the rider charge (minus any Premium Based Charge, if applicable)

C =	Anniversary Payment Base as of the prior Valuation Day plus any applicable Deferral Bonus during the Deferral Bonus Period.
Your Anniversary Payment Base may be reset each Contract Anniversary to equal the greater of the Payment Base or the Anniversary Payment Base as of the prior Valuation Day. The Anniversary Payment Base includes any applicable Deferral Bonus (the amount added to your Payment Base during the Deferral Bonus Period if a Market Increase does not occur). We reserve the right to impose a daily Payment Base Cap. We do not currently enforce a daily Payment Base Cap. Your Payment Base and Anniversary Payment Base will not be adjusted to reflect any Market Increases on or after any Owner’s or the Covered Life’s 90th birthday.

Please refer to Daily Lock Income Benefit Examples 1 and 2 in Appendix A for an illustration of ways that your Payment Base may increase based on a Market Increase or Deferral Bonus.
Subsequent Premium Payments increase your Payment Base, Anniversary Payment Base and Contract Value by the dollar amount of that Premium Payment. Deposits into the Personal Pension Account do not increase your Payment Base.
Partial Surrenders reduce your Payment Base and Anniversary Payment Base in different ways depending on whether they are taken before or after your Lifetime Income Eligibility Date and whether they exceed the applicable limit (either the Threshold Payment or an annual Lifetime Benefit Payment).

•
Partial Surrenders prior to the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are equal to, or less than, the Threshold Payment, then the cumulative partial Surrender will reduce the Payment Base and Anniversary Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders are greater than the Threshold Payment, then we will reduce the Payment Base and Anniversary Payment Base on a (i) dollar-for-dollar basis up to the Threshold Payment, and (ii) proportionate basis for the amount in excess of the Threshold Payment. If your Contract Value is less than your Payment Base and Anniversary Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis.

•
Partial Surrenders after the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are (i) equal to or less than the Lifetime Benefit Payment, or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD requirements, then the cumulative partial Surrender will not reduce the Payment Base or Anniversary Payment Base. Any partial Surrenders that exceed the Lifetime Benefit Payment (provided that the RMD exception above does not apply), will reduce the Payment Base and Anniversary Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment. If your Contract Value is less than your Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis. See Daily Lock Income Benefit Examples 3 and 4 in Appendix A for an illustration of this calculation.

Partial Surrenders taken during any Contract Year that cumulatively exceed the AWA, but do not exceed an annual Threshold Payment or Lifetime Benefit Payment, as the case may be, will be free of any applicable CDSC.
Transfers of Contract Value to the Personal Pension Account will also reduce your Payment Base on a dollar-for-dollar basis if they are less than the Transfer Limit and proportionally for any cumulative transfers above the Transfer Limit. The Daily Lock Income Benefit Transfer Limit will equal your applicable Withdrawal Percentage multiplied by your then current Payment Base. Please see Daily Lock Income Benefit Examples 3 and 4 in Appendix A for an illustration of this calculation.
The Maximum Anniversary Value V, Return of Premium V, Maximum Daily Value and Legacy Lock riders each have their own Transfer Limit, which may be a different amount that the Transfer Limit imposed by Daily Lock Income Benefit. If there is a conflict, then the Transfer Limit of Daily Lock Income Benefit prevails. Please refer to Daily Lock Income Benefit Examples 3 and 4 in Appendix A for an illustration of partial Surrenders and the Transfer Limit.
Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this limit will not be included for any benefits under the rider.
Please refer to this rider’s section entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Payment Base can be recalculated following a Covered Life change. Please refer to the section entitled “How is the charge for the rider calculated?” for more information regarding the possible termination of Market Increases, Deferral Bonuses and Withdrawal Percentage increases associated with declining rider charge increases.
Deferral Bonus Base
If you elect this rider when the Contract is issued, your Deferral Bonus Base is equal to your initial Premium Payment and any subsequent Premium Payments made during your first Contract Year (without deduction of sales charges, if any). Thereafter, your Deferral Bonus Base will be reset on each Contract Anniversary to the greater of the Payment Base when a Market Increase occurs, or the Deferral Bonus Base on the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.
On each Contract Anniversary during the Deferral Bonus Period, we may apply a Deferral Bonus to your Payment Base. You will not receive a Deferral Bonus if your Market Increase (as of the date of your Contract Anniversary) is greater than or equal to your Deferral Bonus Base multiplied by the Deferral Bonus. The Deferral Bonus for Daily Lock Income Benefit is 6%. The Deferral Bonus will be calculated as a percentage of the Deferral Bonus Base as of the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.
If you are electing this rider after your Contract has been issued the Deferral Bonus Base is equal to your Contract Value on the date the rider is effective. Contract Value and Premium Payments prior to the election of the rider (as well as those values that would have been used to set the Deferral Bonus Base had this rider been elected upon Contract issuance), will be disregarded.
The Deferral Bonus Period will cease upon the earlier of the tenth Contract Anniversary following the rider effective date, when you take any partial Surrender, or if a transfer is made to the Personal Pension Account that is in excess of the Daily Lock Income Benefit Transfer Limit.
During the Deferral Bonus Period, subsequent Premium Payments or transfers from the Personal Pension Account will increase your Deferral Bonus Base by the dollar amount of the Premium Payment or transfer.
Transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are equal to or less than the Transfer Limit will reduce your Deferral Bonus Base on a dollar-for-dollar basis. Cumulative transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are greater than the rider Transfer Limit will cause the Deferral Bonus Period to end and the Deferral Bonus Base will permanently be set to zero. Transfers or Surrenders due to a divorce settlement will end the Deferral Bonus Period and the Deferral Bonus Base will be set to zero.
Please refer to Daily Lock Income Benefit Examples 3 and 4 in Appendix A for an illustration of a Deferral Bonus being applied to increase a Payment Base and when a transfer ends the Deferral Bonus Period.
Your Deferral Bonus Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Deferral Bonus Base above this limit will not be included for any benefits under the rider.
Please refer to the section entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Deferral Bonus Base can be recalculated following a Covered Life change.
Is the rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.
Threshold Payments or Lifetime Benefit Payments are calculated by multiplying your Payment Base by the applicable Withdrawal Percentage. The Withdrawal Percentage varies based on the age of the relevant Covered Life and whether or not you’ve taken your first partial Surrender.
Prior to your first Partial Surrender, your Lifetime Benefit Payment is set daily and is equal to your applicable Withdrawal Percentage multiplied by your then current Payment Base. Thereafter, your Lifetime Benefit Payment and your Transfer Limit may reset on any of the following events:

a)	Contract Anniversary;

b)	Market Increase on or after a birthday when the Covered Life has attained an age that results in a new age band;

c)	A subsequent Premium Payment;

d)	A Transfer to or from the Personal Pension Account;

e)	A partial Surrender that exceeds the Lifetime Benefit Payment; or

f)	A change in the Annuitant or Spousal Continuation.
The applicable Withdrawal Percentages are as follows:

Age	Withdrawal Percentage
<59 ½ - 64	4.0%
65-84	5.0%
85+	6.0%

•
Except as provided below, the Withdrawal Percentage will be based on the chronological age of the relevant Covered Life at the time of the first partial Surrender. If a partial Surrender HAS NOT been taken, your new Withdrawal Percentage will be effective on the next birthday that brought the relevant Covered Life into a new Withdrawal Percentage age band; or

•
If a partial Surrender HAS been taken, the Withdrawal Percentage will be locked at the time of the partial Surrender. Once the relevant Covered Life enters the new age band, the Withdrawal Percentage will unlock at the next Contract Anniversary only if there has been any Market Increase. In the event that there is a Deferral Bonus credited and not a Market Increase, the Withdrawal Percentage will remain locked.
Is the rider designed to pay you Death Benefits?
No.
Does the rider replace the standard Death Benefit?
No.
Can you revoke the rider?
No.
What effect do partial or full Surrenders have on your benefits under the rider?
Please refer to “Does your benefit base change under the rider?” for the effect of partial Surrenders and transfers to and from the Personal Pension Account. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not your Payment Base, Deferral Bonus Base and any future Threshold Payments or Lifetime Benefit Payments.
If your Contract Value on any Contract Anniversary is ever reduced below the minimum amount rule (equal to the greater of the Contract minimum amount rule described in section 4.c or one Lifetime Benefit Payment) as a result of investment performance, or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below this minimum amount rule, we will no longer accept subsequent Premium Payments. You may then either make a full Surrender and terminate your Contract and your rider, or you may continue the Contract provided the following:

•
You must Transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days. Failure to do so will be deemed as your acquiescence to our exercising reserved contractual rights to reallocate these sums to the money market Sub-Account;

•	Threshold Payments will cease;

•	Lifetime Benefit Payments will continue;

•	Market Increases and Deferral Bonuses, if applicable, will no longer apply;

•	All other privileges under the rider will terminate and you will no longer be charged a rider fee or Annual Maintenance Fee; and

•	If any amount greater than a Lifetime Benefit Payment is requested, the Contract will be liquidated and the rider will terminate.
What happens if you change ownership?
Inasmuch as the rider is affected only by changes to the Covered Life, only those changes are discussed below. Generally, the Covered Life cannot be changed.
If you have elected the Single Life Option, the following provisions apply:
If the Contingent Annuitant assumes the role of the Covered Life upon the Annuitant’s death, or we reserve the right to allow a one-time change in the Covered Life due to divorce and choose to exercise this right, the following rules apply:

1.
If the age of the Covered Life on the effective Valuation Day of the Covered Life change is greater than 81, we will terminate this rider. The rider charge will be assessed on the termination date, and will no longer be assessed thereafter.

2.	If the age of the Covered Life on the effective Valuation Day of the Covered Life change is less than or equal age 81, the following options apply:

a)
Covered Life changes within the first six months from the rider effective date will have no impact on the Payment Base, the Anniversary Payment Base or the Deferral Bonus Base. Rider benefits, Withdrawal Percentage, and Transfer Limit will be recalculated using the Covered Life’s age on the effective Valuation Day of the Covered Life change.

b)	Covered Life changes after the first six months from the rider effective date will cause a recalculation of the rider provisions as follows:

(i)	If this rider is not currently available for sale, we will terminate this rider. The rider charge will be assessed on the termination date, and will no longer be assessed thereafter.

(ii)	If this rider is currently available for sale, we will continue the rider at the rider charge that is then currently being assessed for new issues and reset the benefit values as follows:

•	The Payment Base and Anniversary Payment Base will be recalculated to the lesser of the Contract Value or the applicable value on the effective Valuation Day of the Covered Life change.

•
The Deferral Bonus Base will be recalculated to the lesser of the Contract Value or the Deferral Bonus Base on the effective Valuation Day of the Covered Life change, if applicable. If the Deferral Bonus Period had ended prior to the Covered Life change, the Deferral Bonus feature will not be reinstated.

•
Rider benefits, the Transfer Limit, if applicable, and the Withdrawal Percentage will be recalculated on the date of the Annuitant change based on the Covered Life’s attained age on the effective Valuation Day of the change. Rider benefits, and Transfer Limit, if applicable, will be equal to the Payment Base as of the effective Valuation Date of the Covered Life change multiplied by the Withdrawal Percent.

If you have elected the Joint/Spousal Option, the following provisions apply:
You may only name the Covered Life’s Spouse as Contingent Annuitant. If the Covered Life’s Spouse assumes the role of the Covered Life as the result of being the Contingent Annuitant at the time of the Covered Life’s death, the benefits of this rider will continue uninterrupted until the death of the surviving Spouse.
We reserve the right to allow a one-time Covered Life changes in the event of a divorce between the Covered Life and the Covered Life’s Spouse, provided that no Owner or Covered Life is older than 80. In such case, the following rules apply:

a)
If partial Surrender(s) have not been made, you may remove the former Spouse as an Annuitant, and replace such Spouse with the new Spouse, if applicable. Upon making this change, the Covered Life will be reset as of the date of such change, and there will be no impact to the Payment Base and Deferral Bonus Base. The Withdrawal Percentage will be based on the youngest Covered Life.

b)
If partial Surrender(s) have been made, then you may remove the former Spouse as an Annuitant. Upon making this change, the Covered Life will be reset as of the date of such change, and there will be no impact to the Payment Base and Deferral Bonus Base. The Withdrawal Percentage will be based on the remaining Annuitant. Rider benefits and the Transfer Limit, if applicable will be recalculated as of the date of the Covered Life change. You will not be permitted to replace the removed Spouse with a new Spouse. The rider will terminate upon the death of the remaining Covered Life.

c)	The rider charge will not be affected by a change to the Covered Life if you have elected the Joint/Spousal Option.
Can your Spouse continue your Lifetime Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the sole Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Contract and the rider are continued as described below, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for the sale of new Contracts at the time of continuation. The Covered Life will be re-determined on the date of Spousal Contract continuation.
If the new Covered Life is younger than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base, Anniversary Payment Base and Deferral Bonus Base will be set equal to the Contract Value, the Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. The Deferral Bonus Period will not be reset but will continue, if applicable, uninterrupted. If the new Covered Life is equal to or older than the maximum rider age at the time of the Spousal Contract continuation, the rider will terminate and the rider charge will no longer be assessed.
If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the rider and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
The rider is designed to facilitate the continuation of your rights by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Contract and the rider are continued as described below, the rider will continue with respect to all benefits at the then current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Anniversary Payment Base will be equal to the greater of Contract Value or the Anniversary Payment Base on the Spousal Contract continuation date;

•	The Deferral Bonus Base will be equal to the greater of Contract Value or the Deferral Bonus Base on the Spousal Contract continuation date;

•	The Deferral Bonus Period, if applicable, will not reset; the Deferral Bonus Period will continue uninterrupted;

•	The Lifetime Benefit Payment, Threshold Payment, and Transfer Limit will be recalculated; and

•
The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date.

The remaining Covered Life cannot name a new Owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value, not your Payment Base. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our minimum amount rule then in effect.
Single Life Option:
If you have elected the Single Life Option, you may choose a Life Annuity (Annuity Payout Option One). The lifetime portion will be based on the relevant Covered Life determined at the Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two.
If the older Annuitant is age 59½ or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.
If the Annuitant and Joint Annuitant are alive and the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of any Annuitant.
Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, you may choose a Joint and Last Survivor Life Annuity (Annuity Payout Option Four). If only one Spouse is alive, we will issue a Life Annuity (Annuity Payout Option One). The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. If only one Spouse is alive, we will issue a Life Annuity (Option One) based on the surviving relevant Covered Life.
If the younger Annuitant is alive and age 59½ or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
If the Annuitant is alive and the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s) and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Personal Protection Portfolio asset allocation models listed in Appendix D. These models rebalance monthly.
We may prospectively modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while this rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. We will give you advance notice of these changes. These changes will not be applied with respect to then existing investments. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4(a)

for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of the rider and those imposed by any other guaranteed minimum death benefit rider, the investment requirements and restrictions of the rider shall prevail.
If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or change ownership. Upon reinstatement, your Guaranteed Accumulation Benefit will be reset at the lower of the Guaranteed Accumulation Benefit prior to the termination or Contract Value as of the date of reinstatement.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. The Personal Protection Portfolios and particularly, the requirement to maintain 50% of your Contract Value in Hartford Portfolio Diversifier HLS Fund within these models, may reduce overall Contract Value volatility and mitigate our guarantee obligations by potentially reducing investment returns that you might have received during favorable market conditions. It may therefore be reasonably assumed, that if equity markets perform well while you have the rider, aggregate positive performance results associated the Personal Protection Portfolios will be lower than the performance results of the overall market. Conversely, if equity markets perform poorly, you may benefit from, among other things, the potential Contract Value preservation and comparatively lower fees associated the Personal Protection Portfolios.
Hartford Portfolio Diversifier HLS Fund has been designed to provide performance results that generally are negatively correlated to the performance of other Funds within the Personal Protection Portfolios (i.e., the Fund will tend to perform well when those other Funds are performing poorly, but relatively poorly when those other Funds are performing well). In fact, the Fund’s investments are based on data about your and other contract holders’ allocations to the other Funds within the Personal Protection Portfolios.
We will rebalance your investments within asset allocation models on a monthly basis. For instance, when markets perform poorly, it is anticipated that the value of the Hartford Portfolio Diversifier HLS Fund will increase in relation to other Funds within the Personal Protection Portfolios and thus investments within that Fund will be proportionately reallocated among other Funds within the Personal Protection Portfolios chosen. Likewise, when markets perform well, it is anticipated that the value of the other Funds within the Personal Protection Portfolios will increase in relation to the Hartford Portfolio Diversifier Fund and thus investments within those other Funds will be proportionately reduced and reallocated into the Hartford Portfolio Diversifier Fund.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base, Deferral Bonus Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us when you have elected any similar optional withdrawal benefit rider. We will not aggregate Contracts with dissimilar optional riders such as a Contract with an optional guaranteed minimum accumulation benefit such as Safety Plus with a contract with a guaranteed lifetime withdrawal benefit such as Daily Lock Income Benefit. If we elect to aggregate Contracts, we will reset Lifetime Benefit Payments, partial Surrenders and Transfer Limits across aggregated Contracts. We will also reset the date we set these values to operate on a Calendar Year anniversary basis (i.e., January 1 Contract Anniversary) in lieu of multiple Contract Anniversaries.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
If you are electing this rider after your Contract has been issued, the starting values for all benefits will be the Contract Value on the rider effective date and not your initial Premium Payment or any other prior values.

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
Your participation in the Personal Protection Portfolio models end when the Daily Lock Income Benefit rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and Hartford Portfolio Diversifier HLS Fund. You may not independently invest in the Hartford Portfolio Diversifier HLS Fund.

•
If you also invest in the Personal Pension Account, transfers to the Personal Pension Account in excess of the Transfer Limit will end the Deferral Bonus Period and the Deferral Bonus Base will be zero.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•	The Fixed Accumulation Feature is not available if you have elected Daily Lock Income Benefit.

•	Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate this benefit.

•
Even though the rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of the rider or if you commence taking Threshold Payments prior to your Lifetime Income Eligibility Date. Withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.

•	We may withdraw the rider for new Contract sales at any time.

•
When the Single Life Option is chosen, Spouses may find continuation of the rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in the optional rider is dependent upon its availability at the time of death of the first Covered Life.

•	Annuity payout options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•	The fee for rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 2. Fee Summary.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•	We will share data regarding your Contract with our affiliates or designees to help us manage our guarantee obligations under this rider.

•
The purchase of these riders may not be appropriate for custodial owned Contracts, Beneficiary or inherited IRAs or Contracts owned by certain types of non-natural entities, including Charitable Trusts. Because these types of owners and many non-natural entities may be required to make certain periodic distributions and those amounts may be different than the withdrawal limits permitted under the rider, you should discuss this with your tax advisor or investment professional to determine the appropriateness of this benefit. We are not responsible for violations to riders due to your obligation to comply with RMD obligations.

•	Daily Lock Income Benefit is referred to as Guaranteed Minimum Withdrawal Benefit Plus Rider M in your Contract.

•
Any payment obligation we make under the Contract, including optional withdrawal benefit payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

c. Personal Pension Account
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).

If You are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account You MUST provide The Hartford with alternative allocation instructions prior to October 3, 2014; otherwise Your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

Interests in the Personal Pension Account are not registered under the 1933 Act and the Personal Pension Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Personal Pension Account nor any of its interests are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosures regarding the Personal Pension Account. The following disclosure about the Personal Pension Account is subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Personal Pension Account is currently available to IRA, Roth IRA, SEP and Non-Qualified plan types. The Personal Pension Account may not be available to all types of ownership arrangements, or in all states.
Objective
The objective of the rider is to provide a fixed rate of growth on investments and longevity protection through the certainty of predetermined lifetime payouts during the Guarantee Window and a death benefit. Withdrawals from the Personal Pension Account may be subject to commutation, please see below.
How does the rider help achieve this goal?
The Personal Pension Account bears some similarities to a Fixed Accumulation Feature where you may also receive a fixed interest rate investment return. In this regard, the Personal Pension Account is an alternative to the uncertainty of investing in Funds when your return depends on the investment performance of the Funds you select. However, the Personal Pension Account operates very differently than the Fixed Accumulation Feature. The Fixed Accumulation Feature is designed to serve as a conventional accumulation-oriented investment; you put money in to build up your investment, and you can then withdraw money to meet financial needs as they arise. Until October 3, 2014 you can also transfer some or all of your investment to the Funds or the Personal Pension Account, and your beneficiaries receive a Death Benefit if you die. The Personal Pension Account is designed to serve a different purpose; it has features and guarantees that you can use to design your own personal pension plan to provide guaranteed life-long income payouts without having to use Funds or Fixed Accumulation Feature for that purpose. You will know at the time of each Personal Pension Account Contribution what you can expect in terms of guaranteed Payout Purchase Rates (provided that Personal Pension Account Payouts are commenced during your Guarantee Window). Crediting rates (which reduce over time bands) are also available at or prior to each Personal Pension Account Contribution. While you can also use the Fixed Accumulation Feature to take systematic withdrawals or Annuity Payouts, the amount of those income payments is not guaranteed in advance.
Why would you invest in the Fixed Accumulation Feature if the Personal Pension Account rider gives you guaranteed Payout Purchase Rates and more flexibility structuring payouts? In order to give you the guarantees and income payment flexibility, we had to place significant restrictions on how much you can transfer out of the Personal Pension Account in any year as well as on your ability to receive lump sum payments. Instead of Surrendering part or all of the amounts you have built up in the Personal Pension Account, you can get a lump sum payment only by specifying some or all of the payouts you are receiving, and then commuting them into a lump sum. When you commute your Personal Pension Account, you may end up getting less than you would have if you invested in the Fixed Accumulation Feature or Funds. This is the tradeoff you have to accept in return for getting the additional flexibility and guarantees that let you design your own personal pension plan.
The Personal Pension Account also bears many similarities to guaranteed minimum withdrawal benefits such as Future5 and Future6. Generally speaking, however, the Personal Pension Account may better satisfy a long-term investor’s need for the present certainty of future lifetime payouts (subject to limitations) than is otherwise available to those electing a guaranteed minimum withdrawal benefit.

When can you elect the rider?
The Personal Pension Account rider is no longer available for purchase (including adding it to existing Contracts).
Except as noted below (see Other Considerations below), the minimum initial Personal Pension Account Contribution is $10,000 and failure to maintain a minimum Accumulation Balance of $5,000 will result in premature commencement of Personal Pension Account Payouts. Subsequent Premium Payments can be made into Funds and/or the Fixed Accumulation Feature before or after Personal Pension Account Payouts have begun (if received before your Annuity Commencement Date).
We may close the Personal Pension Account to new Personal Pension Account Contributions at any time without notice. We may also make the Personal Pension Account available only through enrollment in one or more investment Programs that we establish.
Does buying the rider forfeit your ability to buy other riders?
No.
How is the charge for the rider calculated?
We do not charge a separate rider fee for the Personal Pension Account. Our expenses associated with offering this rider are factored into Credited Interest Rates and Payout Purchase Rates.
Does your benefit base change under the rider?
Yes. You invest in the Personal Pension Account through Personal Pension Account Contributions. Your first Personal Pension Account Contribution becomes your initial Benefit Balance. The Benefit Balance will be increased by the amount of each subsequent Personal Pension Account Contribution, transfers into the Personal Pension Account from the Fixed Accumulation Feature and Funds, and, credited interest. Unlike the Fixed Accumulation Feature, the Benefit Balance is not indicative of what you would receive as a lump sum.
Prior to the start of Personal Pension Account Payouts, the Accumulation Balance equals your Benefit Balance. Once you start taking Personal Pension Account Payouts, your Benefit Balance is divided into an Accumulation Balance and Annuity Payout Value. Annuity Payout Value refers to the sums used to fund your Personal Pension Account Payouts and anything remaining is referred to as your Accumulation Balance. Because you may convert all or any portion of your Accumulation Balance into Personal Pension Account Payouts at different times, you may have more than one Annuity Payout Value.
We will credit interest to your Accumulation Balance at a minimum rate of 1.5% for so long as you have an investment in the Personal Pension Account. We may apply a Credited Interest Rate that is higher than this minimum interest rate. Different Credited Interest Rates may apply during the course of your investment in the Personal Pension Account. Credited Interest Rates may also vary based on contract variation, Annuity Payout Option, and your gender.
We may prospectively set new Credited Interest Rates and time periods over which such Credited Interest Rate(s) shall apply to new Personal Pension Account Contributions. This means that portions of your Accumulation Balance may earn interest at different Credited Interest Rates. See Personal Pension Account Examples 1, 2 and 4 in Appendix A for an illustration of how different Credited Interest Rates may apply during the term of your Contract.
We will confirm your Credited Interest Rate schedule with each Personal Pension Account Contribution. There is no specific formula for determining Credited Interest Rates and no assurances are offered as to future Credited Interest Rates and their applicability to your Contract. Some of the factors that we may consider in determining Credited Interest Rates include, but are not limited to, general economic trends, rates of return currently available for the types of investments and durations that match these or our general liabilities and anticipated yields on our General Account investments, regulatory and tax requirements, mortality risks, and competitive factors. We expect to make a profit in setting Credited Interest Rates.
We will account for any Personal Pension Account Contributions, Personal Pension Account Payouts, interest, and deductions separately and on a first-in, first-out basis for the purposes of determining which Credited Interest Rates are associated with each Personal Pension Account Contribution.
Is the rider designed to pay you withdrawals for your lifetime?
Yes. You may tell us to start paying you Annuity Payouts called Personal Pension Account Payouts at any time or at different times until your Annuity Commencement Date. There is a thirty day waiting period for your first Personal Pension Account Payout following each Personal Pension Account Start Date.
Your ability to receive lump sum payments from the Personal Pension Account is limited. You do not withdraw any part of your Benefit Balance in the same way that you can Surrender your Contract Value from Funds or the Fixed Accumulation Feature. Rather, you must convert Accumulation Balance into an Annuity Payout Value that is then used to set your Personal Pension Account Payouts. In contrast, you may Surrender any or all of your Contract Value without affecting your Annuity Payout Value and may commute any or all of your Annuity Payout Value without affecting your Contract Value. You may terminate your Contract by (a) fully Surrendering all of your Contract Value in the Funds and Fixed Accumulation Feature; and (b) commuting your Annuity Payout Value in your Personal Pension Account thereby giving up your right to future Personal Pension Account Payouts. This may subject your Annuity Payout Value to a CDSC, if applicable, if the amount commuted is in excess of your AWA. Please see CDSC Example 6 in Appendix A-7 for an illustration of how the CDSC is calculated for commutation. The amount ultimately received as a consequence of your investment in the Personal Pension Account is not predictable because of the uncertainty of factors such as how long you have invested in the Personal Pension Account, Credited Interest Rates in effect at the time of investment, the discount rate used for commutation, and how long you receive lifetime Personal Pension Account Payouts.
We reserve the right to require that you own your Contract for at least six months before you start receiving Personal Pension Account Payouts. For qualified Contracts, we reserve the right to require that you start taking Personal Pension Account Payouts no later than when the Annuitant turns age 70½.
Personal Pension Account Payouts received prior to the Annuity Commencement Date are considered to be partial annuitizations under the Code. You will automatically start receiving Personal Pension Account Payouts on your Annuity Commencement Date. Personal Pension Account Payouts will be paid in the manner described in Annuity Payout Option Two or Eight under the heading “When do your Annuity Payouts begin?” in Section 4.d Annuity Payouts.
We will calculate the amount of your Personal Pension Account Payouts by applying the applicable Payout Purchase Rate to your Accumulation Balance. We will provide you with guaranteed Payout Purchase Rates corresponding with your Guarantee Window each time that you make a Personal Pension Account Contribution. Payout Purchase Rates are set at our discretion. Minimum guaranteed Payout Purchase Rates are described in your Contract. Payout Purchase Rates may vary based on Contract share class, gender and the Annuity Payout Option selected. There is no specific formula for determining Payout Purchase Rates and, except as specifically provided below, there is no assurance as to future Payout Purchase Rates. Some of the factors that we may consider in determining Payout Purchase Rates include, but are not limited to, general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our General Account investments, regulatory and tax requirements, and competitive factors and mortality tables (including age and gender factors). We expect to make a profit in setting Payout Purchase Rates.
When you first make a Personal Pension Account Contribution, you will be required to choose a Target Income Age at which Personal Pension Account Payouts are likely to begin. The Target Income Age cannot exceed twenty years from the oldest Annuitant’s age (Single Life Option) or the oldest Spouse (Joint Life Option) at the time of investment or age 80, whichever shall first occur. A single Target Income Age will apply to your Contract irrespective of the number of subsequent Personal Pension Account Contributions you may make in the future. Except as provided under Annuity Payout Options Two and Eight, the Target Income Age cannot be changed.
We will use guaranteed Payout Purchase Rates to calculate Personal Pension Account Payouts if you commence taking Personal Pension Account Payouts during the timeframe that begins three years prior to the Target Income Age and ends three years after the Target Income Age (this seven year period is referred to as the Guarantee Window). In the event that you do not establish a Target Income Age that is at least three years from your current age when you make your first Personal Pension Account Contribution, we will automatically reset your Target Income Age to such date and adjust your Guarantee Window accordingly, subject to the maximum Target Income Age limitations stated above. If you elect Annuity Payout Option Eight, we will establish Payout Purchase Rates by deducting the age of the youngest Annuitant from the age of the oldest Annuitant as of the date of your initial Personal Pension Account Contribution. This differential in ages (rounded up to a full year) will also be used for establishing Payout Purchase Rates for any subsequent Personal Pension Account Contributions regardless of when during each calendar year they are made.
If you commence taking Personal Pension Account Payouts at any time outside of the Guarantee Window, then we will calculate your Personal Pension Account Payouts using the lower of (x) then current Payout Purchase Rates or (y) the maximum Payout Purchase Rate applicable at the time of each Contribution that corresponds to the actual time deferred; but, in no event will the Payout Purchase Rate be less than (z) the minimum guaranteed payout specified in your Contract. The amount of these Personal Pension Account Payouts taken outside of your Guarantee Window are not guaranteed. The existence of guaranteed Payout Purchase Rates, among other things, distinguishes the Personal Pension Account from the way we treat annuitization of your Contract Value and investments in the Fixed Accumulation Feature at the end of the accumulation phase of your Contract. See Personal Pension Account Examples 1 and 4 in Appendix A for an illustration of Personal Pension Account Payouts during the Guarantee Window.
Personal Pension Account Payouts are not cumulative and may not be advanced, commuted or accelerated, except as explicitly stated in this prospectus. Subject to applicable state insurance law, the Personal Pension Account does not establish a cash Surrender benefit.

Personal Pension Account Payouts will generally terminate upon receipt of due proof of death of the Owner, joint Owner, Annuitant, or Joint Annuitant (if applicable), depending on the Annuity Payout Option then in effect. Please refer to the Annuity Payouts section for more information regarding the cessation of Personal Pension Account Payouts based on the death of an Owner, Annuitant or Joint Annuitant, as applicable, and how these events vary depending upon whether transpiring before or after the Annuity Commencement Date.
Is this rider designed to pay you a Death Benefit?
Yes. The Personal Pension Account includes a Death Benefit that is initially equal to your Benefit Balance. Your Personal Pension Account Death Benefit increases as a result of additional Personal Pension Account Contributions, transfers into the Personal Pension Account, and credited interest. Your Personal Pension Account Death Benefit decreases as you take Personal Pension Account Payouts. Your Personal Pension Account Death Benefit also decreases upon commutation of your Annuity Payout Value and may be eliminated over time. Benefit Balance transfers to Funds and/or the Fixed Accumulation Feature also decrease your Personal Pension Account Death Benefit but because these amounts are converted into Contract Value, they become part of the standard Death Benefit and/or an optional Death Benefit then in effect. The method of payment of the Death Benefit will be subject to the restrictions described in Section 5.a Standard Death Benefit. Personal Pension Account Death Benefits are not subject to commutation or CDSCs, if applicable.
Does the rider replace the standard Death Benefit?
No. The Personal Pension Account Death Benefit supplements the Standard Death Benefit or any optional Death Benefit then in effect.
Can you revoke the rider?
No.
What effect do partial or full Surrenders have on your benefits under the rider?
Lump Sum Payments - You may commute any or all of your Annuity Payout Value to get a lump sum payment from the Personal Pension Account. You must therefore initiate Personal Pension Account Payouts to commute your Annuity Payout Value.
We compute your Personal Pension Account Commuted Value by first calculating the number of Personal Pension Account Payouts (corresponding to the Annuity Payout Value that you seek to commute) that when added together will equal the amount of your commutation request. We then compute the time period over which each Annuity Payout Value would have otherwise been paid. This time period is called the Guaranteed Payout Duration. We then use a present value formula to compute the lump sum payable to you using the discount rate then in effect. Please see “What is the Commuted Value?” in Section 4.c Surrenders and Personal Pension Account Examples 4a and 4b in Appendix A for more information about how Guaranteed Payout Duration is determined.
Personal Pension Account Payouts based on the remaining, non-commuted portion of your Annuity Payout Value will resume after the Guaranteed Payout Duration based on the same frequency established on your original Personal Pension Account Start Date provided that Personal Pension Account Payouts have not been terminated based on a death event pursuant to the relevant Annuity Payout Option.
Your Commuted Value may be significantly less than your Annuity Payout Value. This is because your Commuted Value depends on a number of factors, including charges to interest rates since each contribution, how long you have invested in the Personal Pension Account and how long Personal Pension Account Payouts are payable pursuant to the relevant Annuity Payout Option. Please refer to “What kinds of Surrenders are available?” and “What is the Commuted Value?” in Section 4.c Surrenders as well as Personal Pension Account Example 4 in Appendix A for more information about how commutation works.
Transfers - As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account Payouts (fixed dollar amount Annuity Payout) so if you do not have value in the Personal Pension Account as of October 3, 2014, this Annuity Payout Option will not be available to you. Please see the Personal Pension Account Death Benefit section for additional information.
Each Contract Year, you may transfer a portion of your Accumulation Balance to the Fixed Accumulation Feature or Funds without having to comply with the annuitization and commutation requirements discussed above. All transfer allocations must be in whole numbers (e.g., 1%). The maximum amount of Accumulation Balance that may be transferred is the highest of:

•	4% of your Accumulation Balance as of your prior Contract Anniversary;

•	the amount of interest credited to your Accumulation Balance over the most recent full Contract Year; or

•	the amount of Accumulation Balance transferred to Contract Value during the most recent full Contract Year.
We reserve the right to: (a) limit the number of transfers from the Personal Pension Account; (b) make you wait six months after your most recent transfer from the Personal Pension Account before moving Contract Value back into the Personal Pension Account; or (c) revoke this transfer privilege at any time. Amounts transferred out of the Personal Pension Account will reduce the Accumulation Balance by the amount transferred. Amounts transferred from the Personal Pension Account to the Fixed Accumulation Feature or Funds become part of your Contract Value. You may also transfer Contract Value from your Funds or Fixed Accumulation Feature into the Personal Pension Account. Such transfers will reduce the amount of any optional Death Benefit, and will result in a reallocation of the AWA and Remaining Gross Premiums associated with your Contract Value and your Personal Pension Account investments. If you have also elected a guaranteed accumulation or withdrawal benefit, please refer to the section entitled “What effect do partial or full Surrenders have on your benefits under the rider?” within such prospectus sections for more information about the impacts of transfers to and from the Personal Pension Account on such benefits. If applicable, no CDSC will be applied to Accumulation Balance transferred to Funds or the Fixed Accumulation Feature, or vice versa. No transfers may be made to or from the Personal Pension Account after the Annuity Commencement Date. See Personal Pension Account Example 3 in Appendix A for an illustration of transfers into your Personal Pension Account.
As a result of these out-bound transfer restrictions, it may take a significant amount of time (i.e., several years) to move Accumulation Balance to Funds or the Fixed Accumulation Feature and therefore this may not provide an effective short term defensive strategy. Please refer to Example 3 under the Personal Pension Account Examples in Appendix A for an illustration of transfer restrictions.
What happens if you change ownership?
Except as otherwise provided in the Annuity Payouts section, any successor owner must continue to abide by the Target Income Age and Guarantee Window you establish at the time of your first Personal Pension Account Contribution.
Can your Spouse continue your Lifetime Withdrawal Benefit?
Yes. However, you may not make any Personal Pension Account Contributions any time after your Spouse is removed from your Contract if Annuity Payout Option Eight was elected. Please refer to Annuity Payout Options Two and Eight for further information.
What happens if you annuitize your Contract?
You will automatically start receiving Personal Pension Account Payouts on your Annuity Commencement Date. Personal Pension Account Payouts will be paid in the manner described in Annuity Payout Option Two or Eight under the heading “When do your Annuity Payouts begin?” in Section 4.d Annuity Payouts. You may not make any Personal Pension Account Contributions after the Annuity Commencement Date. No transfers may be made to or from the Personal Pension Account after the Annuity Commencement Date.
Are there restrictions on how you must invest?
Yes. You have no discretion over the management of sums invested in the Personal Pension Account as they are held in our General Account.
Are there restrictions on the amount of subsequent Contributions?
As of October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If You are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account You MUST provide The Hartford with alternative allocation instructions prior to October 3, 2014; otherwise Your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

In addition, our prior approval may be required for any single or cumulative Personal Pension Account Contribution of $1 million or more made prior to October 3, 2014. Each subsequent Personal Pension Account Contribution must be at least $1,000.
Can we aggregate Contracts?
No.
Other Information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
Special consideration should be given by Personal Pension Account investors who are under age 40 based on the twenty-year limitation on setting your Target Income Age and the absence of guaranteed Payout Purchase Rates applied if Personal Pension Account Payouts commence outside of your Guarantee Window.

•
Because we impose commutation and transfer limitations, please work with your investment professional to ensure that your investments in the Fixed Accumulation Feature and Funds (in addition to other available assets) will be adequate to meet your liquidity and/or RMD (if applicable) needs before investing in the Personal Pension Account.

•	Credited Interest Rates available under the Personal Pension Account may be higher or lower than interest rates offered under the Fixed Accumulation Feature.

•
You must select either Annuity Payout Option Two or Eight in order to receive Personal Pension Account Payouts. These Annuity Payout Options include restrictions as to who may serve as Annuitant, Joint Annuitant and Beneficiary.

•
Anyone considering investing their entire Deposit into the Personal Pension Account should first discuss with their investment professional whether a single Premium immediate annuity may offer better Payout Purchase Rates.

•
The Personal Pension Account should not be confused with a pension plan under ERISA. Neither we nor any of our affiliates assume any fiduciary duties, as such terms are defined under ERISA laws and regulations. The Personal Pension Account is not a defined benefit plan guaranteed by the Pension Benefit Guaranty Corporation or any federal or state government agency. This feature is not a corporate pension plan issued by us or our affiliates.

•
Any payment obligation we make under the Contract, including optional withdrawal benefit payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.
7. Optional Accumulation Benefit
Safety Plus
Objective
The objective of the rider is to ensure that you receive no less than the Guaranteed Accumulation Benefit of the Safety Plus rider on the rider maturity date and provides enhanced income to the Personal Pension Account at the rider maturity date. Your Guaranteed Accumulation Benefit will initially equal your Premium Payments and will increase by subsequent Premium Payments and any amounts that you transfer from the Personal Pension Account if such Premium Payments and transfers are received before your first rider anniversary.
Please consider the following prior to electing this rider:

•	The rider has investment restrictions. Violation of the investment restrictions may result in termination of the rider.

•	Partial Surrenders and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.
This rider may terminate due to adverse (or catastrophic) market conditions which cause a reduction in Contract Value below the minimum amount rule.
How does the rider help achieve this goal?
On the tenth Contract Anniversary from the date you buy the rider (the rider maturity date), we will compare your Contract Value with the Guaranteed Accumulation Benefit. If the Guaranteed Accumulation Benefit is greater than your Contract Value, then we will apply a one-time adjustment to your Contract Value equal to the difference between your Contract Value and Guaranteed Accumulation Benefit. This one-time adjustment will be distributed among the various Funds and Fixed Accumulation Feature, if applicable, in which your Contract Value is then allocated, on a pro-rata basis. After this one-time adjustment, the rider will terminate. However, if your Contract Value on the rider maturity date is greater than the Guaranteed

Accumulation Benefit, then there will be no adjustment to your Contract Value and the rider will terminate without notice. See Safety Plus Examples 1-2 in Appendix A.
At the rider maturity date, if you elect to transfer Contract Value into the Personal Pension Account, we will apply a one-time increase to the Personal Pension Account maximum guaranteed Payout Purchase Rate. This one-time increase will be an amount up to, but not greater than, the Guaranteed Accumulation Benefit. This increase is referred to as the income enhancer, described below.
When can you buy the rider?
The Safety Plus rider is closed to new investors (including existing Owners).
You may only buy the rider at the time you buy your Contract. The maximum age of any Contract Owner or Annuitant when buying this rider is 80. You must identify your Spouse as the Joint Annuitant when electing this rider if electing Annuity Payout Option Eight.
The rider may not be available through all investment professionals and may be subject to additional restrictions set by your investment professional. The rider may not be available in all states. We reserve the right to withdraw the rider or any rider charge structure at any time.
Does buying the rider preclude you from buying other riders?
Yes, buying this rider precludes you from electing Future5, Future6, or Daily Lock Income Benefit.
How is the charge for the rider calculated?
The fee for the rider is based on your Guaranteed Accumulation Benefit. We will deduct the rider charge on each Contract Anniversary on a pro-rated basis from each Sub-Account until the rider maturity date.
If the rider is revoked or terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on Guaranteed Accumulation Benefit immediately prior to such termination or full Surrender. We may also reset the rider charge upon Spousal Contract continuation or a Covered Life change.
Does your benefit base change under the rider?
Yes. Your Guaranteed Accumulation Benefit is the basis upon which we determine our guarantee obligation on the rider maturity date. Your starting Guaranteed Accumulation Benefit will equal your initial Premium Payment (without deduction for sales charges, if any). Your Guaranteed Accumulation Benefit will increase, on a dollar-for-dollar basis, to reflect subsequent Premium Payments and any amounts that you transfer from the Personal Pension Account only if such Premium Payments and transfer are received before your first rider anniversary. Please refer to Safety Plus Examples 1-2 in Appendix A.
Surrenders will reduce your Guaranteed Accumulation Benefit on a proportionate basis. If your Contract Value is less than your Guaranteed Accumulation Benefit, reductions on a proportionate basis may be greater than if taken on a dollar-for-dollar basis. See Safety Plus Examples 3 and 4 in Appendix A for an illustration of this calculation.
Transfers into the Personal Pension Account that are equal to or less than the Transfer Limit will reduce your Guaranteed Accumulation Benefit on a dollar-for-dollar basis. Transfers in excess the Transfer Limit in any Contract Year will then reduce your Guaranteed Accumulation Benefit on a proportionate basis. Please refer to Safety Plus Examples 2; 3 and 4 in Appendix A for an illustration of partial Surrenders and the Transfer Limit.
You may not carry over unused transfer sums from one Contract Year to another. Your Transfer Limit may change on each Contract Anniversary and whenever you make subsequent Premium Payments, make Surrenders, transfer sums from the Personal Pension Account or make an change in the Owners of the Contract. Optional Death Benefit riders each have their own Transfer Limit, which may be a different amount than the Transfer Limit imposed by Safety Plus. In the event of a conflict, the Transfer Limit of Safety Plus prevails. The Safety Plus Transfer Limit is equal to 5% of the Guaranteed Accumulation Benefit at each Contract Anniversary.
Your Guaranteed Accumulation Benefit can never be less than $0 or more than $5 million. Any activities that would otherwise increase your Guaranteed Accumulation Benefit above this limit will not be included for any benefits under the rider.

•	Income Enhancer
At the rider maturity date, if you elect to transfer Contract Value into the Personal Pension Account under this option, we will apply an increase to the Personal Pension Account Maximum Guaranteed Payout Purchase Rate equal to 20% greater than the then current Personal Pension Account Maximum Guaranteed Payout Purchase Rate. The increased Payout Purchase Rate will only be applied to an amount up to, but not greater than, the Guaranteed Accumulation Benefit and must be transferred to the Personal Pension Account after the rider maturity date but prior to the eleventh Contract Anniversary following the rider effective date. This Safety Plus feature is not available if the Personal Pension Account is not available in your state. Please refer to Safety Plus Example 2 in Appendix A.

Transferring Contract Value may proportionately reduce your Death Benefit. Please refer to “What effect do partial or full Surrenders have on your benefits under the rider?” for more information regarding excessive transfers. Please refer to Annuity Payout Option Eight in Section 4.d, for important considerations regarding the configuration of contract ownership roles when selecting a joint and last survivor life Annuity Payout Option for Personal Pension Account Payouts.
Is the rider designed to pay you withdrawal benefits for your lifetime?
No.
Is the rider designed to pay you Death Benefits?
No.
Does the rider replace the standard Death Benefit?
No.
Can you revoke the rider?
Yes. At any time following the earlier of Spousal Contract continuation or the fifth Contract Anniversary after the rider effective date, you may elect to terminate this rider. The Contract Value will not be adjusted to equal the Guaranteed Accumulation Benefit and the rider will terminate.
What effect do Partial or Full Surrenders have on your benefits under the rider?
Please refer to “Does your benefit base change under the rider?” for the effect of partial Surrenders and transfers to and from the Personal Pension Account. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Guaranteed Accumulation Benefit.
If your Contract Value on any Contract Anniversary is ever reduced below the Contract minimum amount rule (as described in Section 4.c) as a result of investment performance, or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below the minimum amount rule, then your Contract Value will be liquidated and the Contract and all its riders, including this rider, shall terminate and no rider benefits shall be paid.
What happens if you change ownership?
Any Contract change before the Annuity Commencement Date which causes a change in the ownership will result in the recalculation of the benefits provided under the rider. We reserve the right to approve any ownership changes.
If the age of the oldest Owner(s) after the ownership change is older than the maximum issue age for this rider on the effective Valuation Day of the ownership change, we will terminate the rider.
If the age of the oldest Owner(s) after the ownership change is younger than or equal to the maximum issue age of the rider at the time of the ownership change and the ownership changes occur within the first six months from the Contract issue date, it will not cause a recalculation of the benefits or changes under the rider.
Ownership changes after the first six months from the Contract Issue date will cause a recalculation of the benefits under either (a) or (b):

(a)	If the rider or a similar rider, as we determine, is not currently available for sale we will terminate the rider; or

(b)
If the rider is currently available for sale, we will continue the existing rider at the rider charge that is currently being assessed for new sales of the rider (or the last declared initial, minimum and maximum rider charge, if higher). The Guaranteed Accumulation Benefit will be recalculated to equal the lesser of the Contract Value or the then current Guaranteed Accumulation Benefit, on the effective Valuation Day of the ownership change. The rider maturity date will not change.

Can your Spouse continue your rider?
Yes. The following are the effects of an ownership change if your Spouse continues the Contract under the Spouse Beneficiary provision of the Contract, if applicable:
If your Spouse is younger than or equal to the maximum issue age for the rider at the time of the continuation, then either (a) or (b) will apply as follows:

a)	If the rider is not currently available for sale or a similar rider, as we determine, we will terminate this rider; or

b)
If the rider is currently available for sale, we will continue the rider at the rider charge that is then currently being assessed for new sales of the rider (or the last declared initial, minimum and maximum rider charge, if higher). The Guaranteed Accumulation Benefit will not change. The rider maturity date will not change.

If your Spouse is older than the maximum issue age for the rider on the effective Valuation Day of the Spousal Contract continuation, we will terminate the rider.

What happens if you annuitize your Contract?
If you elect to annuitize your Contract before the rider maturity date, you will forfeit all of your rights under the rider and will not receive the Guaranteed Accumulation Benefit.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s) and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Personal Protection Portfolio asset allocation models listed in Appendix D. These models rebalance monthly.
We may prospectively modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while this rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. We will give you advance notice of these changes. These changes will not be applied with respect to then existing investments. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4(a) for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of the rider and those imposed by any other guaranteed minimum death benefit rider, the investment requirements and restrictions of the rider shall prevail.
If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or change ownership. Upon reinstatement, your Guaranteed Accumulation Benefit will be reset at the lower of the Guaranteed Accumulation Benefit prior to the termination or Contract Value as of the date of reinstatement.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provides very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
The Personal Protection Portfolios and particularly, the requirement to maintain 50% of your Contract Value in Hartford Portfolio Diversifier HLS Fund within these models, may reduce overall Contract Value volatility and mitigate our guarantee obligations by potentially reducing investment returns that you might have received during favorable market conditions. It may therefore be reasonably assumed, that if equity markets perform well while you have the rider, aggregate positive performance results associated the Personal Protection Portfolios will be lower than the performance results of the overall market. Conversely, if equity markets perform poorly, you may benefit from, among other things, the potential Contract Value preservation and comparatively lower fees associated the Personal Protection Portfolios.
Hartford Portfolio Diversifier HLS Fund has been designed to provide performance results that generally are negatively correlated to the performance of other Funds within the Personal Protection Portfolios (i.e., the Fund will tend to perform well when those other Funds are performing poorly, but relatively poorly when those other Funds are performing well). In fact, the Fund’s investments are based on data about your and other contract holders’ allocations to the other Funds within the Personal Protection Portfolios.
We will rebalance your investments within asset allocation models on a monthly basis. For instance, when markets perform poorly, it is anticipated that the value of the Hartford Portfolio Diversifier HLS Fund will increase in relation to other Funds within the Personal Protection Portfolios and thus investments within that Fund will be proportionately reallocated among other Funds within the Personal Protection Portfolios chosen. Likewise, when markets perform well, it is anticipated that the value of the other Funds within the Personal Protection Portfolios will increase in relation to the Hartford Portfolio Diversifier Fund and thus investments within those other Funds will be proportionately reduced and reallocated into the Hartford Portfolio Diversifier Fund.
Are there restrictions on the amount of subsequent Premium Payments?

Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval.
Can we aggregate Contracts?
Yes. For purposes of determining the Guaranteed Accumulation Benefit, we reserve the right to treat as one all deferred variable annuity contracts issued by us (or our affiliates) where you have elected any similar optional guaranteed minimum accumulation benefit rider. We will not aggregate contracts with dissimilar optional riders such as a Contract with an optional guaranteed minimum accumulation benefit (such as Safety Plus) with a Contract with a guaranteed lifetime withdrawal benefit such as Future5, Future6, or Daily Lock Income Benefit.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
Personal Protection Portfolio models end when the rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and Hartford Portfolio Diversifier HLS Fund. You may not independently invest in the Hartford Portfolio Diversifier HLS Fund.

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•	Annuitizing your Contract, whether voluntarily or not, will impact and possibly eliminate these benefits.

•	We may terminate the rider based on your violation of benefit rules and may otherwise withdraw the rider (or any benefits) for new Contract sales at any time.

•	Certain changes in ownership may result in a reduction, recalculation or forfeiture of benefits.

•	The fee for the rider will not increase unless there is an ownership change or Spousal Contract continuation.

•	We will share data regarding your Contract with affiliates or designees to help us manage our guarantee obligation under this rider.

•
Due to the anticipated impact of these investment restrictions on potential upside performance, it is important that you discuss with your investment professional whether, among other things, a traditional fixed annuity, high grade fixed income securities or a certificate of deposit might better suit your long term needs.

•
This rider is not RMD friendly. Electing the rider when using this contract to meet your RMD obligations may have negative consequences inasmuch as your benefits are reduced proportionally for any partial Surrender. We are not responsible for violations due to your obligation to comply with RMD obligations.

•	The purchase of this rider may not be appropriate for custodial owned contracts, Beneficiary or inherited IRAs or contracts owned by certain types of non-natural entities, including Charitable Trusts.

•	Safety Plus is referred to as Guaranteed Minimum Accumulation Benefit Plus Rider in your Contract.

•	The Fixed Accumulation Feature is not available if you have elected Safety Plus.
Any obligation we have under the Contract, including the optional accumulation benefit, is subject to our financial strength and claims-paying ability and our long-term ability to meet such obligations.

8. Additional Information
a. Glossary
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Balance: The sum of all Personal Pension Account Contributions increased by credited interest; minus any transfers into any other Account(s) and any conversion into Annuity Payout Value.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert Premium Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate Contract Value prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is: The Hartford - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353. Our standard mailing address is The Hartford - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-1293.
Anniversary Payment Base: For Daily Lock Income Benefit, the value on any Contract Anniversary during the Deferral Bonus Period used to determine if a reset to the Payment Base will occur.
Annual Maintenance Fee: An annual charge deducted on a Contract Anniversary or upon full Surrender.
Annual Withdrawal Amount (AWA): The amount you may Surrender each Contract Year without incurring a CDSC.
Annuitant: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The first day of the first period for which a distribution is received as an Annuity Payout under the Contract, excluding any Personal Pension Account Payout pursuant to the Personal Pension Account.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select. Annuity Payout includes Personal Pension Account Payouts.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date, the death of the Contract Owner or Annuitant; or annuitization(s) of Benefit Balance.
Annuity Payout Value: The portion of your Benefit Balance converted into Personal Pension Account Payouts, as reduced by future Personal Pension Account Payouts.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Factor: A factor that neutralizes the Assumed Investment Return when determining the Annuity Unit Value. When the Assumed Investment Return is 3%, the daily factor is 0.999919. When the Assumed Investment Return is 5%, the daily factor is 0.999866. And when the Assumed Investment Return is 6%, the daily factor is 0.999840.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Assumed Investment Return: The investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner or Annuitant, as the case may be.
Benefit Balance: Personal Pension Account Contributions, as adjusted for transfers to or from Contract Value, credited interest and/or annuitization. Benefit Balance includes Annuity Payout Value, if any.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any Annuity Payout due and payable during the Guaranteed Payout Duration. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and the applicable discount rate determined by us for applicable fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.

Contingent Deferred Sales Charge (CDSC): The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender or take money out of your Contract in the form of a commutation of Annuity Payout Value or certain annuity payout options.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Sub-Account and the Fixed Accumulation Feature.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Covered Life: The governing life or lives used for determining the lifetime withdrawal feature under Future5, Future6 and Daily Lock Income Benefit guaranteed minimum withdrawal benefit riders. For Daily Lock Income Benefit, the Covered Life will always be annuitant or Joint Annuitant, if applicable.
Credited Interest Rate: The interest rates that we agree to credit during different times over the duration of your Contract for the Personal Pension Account.
Deferral Bonus: The amount added to your Payment Base on each Contract Anniversary while the Deferral Bonus Period is in effect if a Market Increase does not occur on such Contract Anniversary.
Deferral Bonus Period: The Deferral Bonus Period commences on the date that either Future5, Future6, or Daily Lock Income Benefit has been added to your Contract and Deferral Bonus Period ends when the first of the following events occur: (a) tenth Contract Anniversary from the date that either Future5, Future6, or Daily Lock Income Benefit has been added to your Contract, (b) the Valuation Day that you take your first partial Surrender (including your first Lifetime Benefit Payment or Threshold Payment); or (c) the Valuation Day that you first transfer any Contract Value to the Personal Pension Account in excess of the applicable Transfer Limit. Once the Deferral Bonus Period ends, it cannot be re-started.
Death Benefit: Except as otherwise provided, the amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date. Where applicable, your Death Benefit includes the standard or an optional Death Benefit plus the Personal Pension Account Death Benefit.
Deposit: The sum of all Premium Payments and Personal Pension Account Contributions.
Dollar Cost Averaging: A program that allows you to systematically make transfers into Funds or the Personal Pension Account.
Eligible Investment: The amount we use to assign applicable CDSC and Premium Based Charge amounts. Eligible Investments are the higher of (a) Deposits less any withdrawals; or (b) your last Valuation Day’s Total Balance.
Enhanced Return Of Premium: One of two components used to determine the Legacy Lock that provides a Death Benefit amount that will not be reduced by Lifetime Benefit Payments.
Financial Intermediary: The investment professional through whom you purchase your Contract.
Fixed Accumulation Feature: Part of our General Account, where you were able to allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature may be called the Fixed Account. Not all classes of Contracts we offered contain a Fixed Accumulation Feature. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select Sub-Accounts.
General Account: The General Account includes our Company assets, including any money you may have invested in the Fixed Accumulation Feature, if available, and the Personal Pension Account.
Guarantee Window: The seven year time period during which we guarantee Personal Pension Account Payouts. You set your Guarantee Window by selecting your Target Income Age (when you make your first Personal Pension Account Contribution). Your Guarantee Window is three years before and after your Target Income Age.
Guaranteed Accumulation Benefit: The amount used to determine the Safety Plus Transfer Limit, the rider charge and the guaranteed amount payable at the rider maturity date.

Guaranteed Payout Duration: The time period (sometimes referred to as a period certain) specified in Annuity Payout Options Three, Five and Six; and with respect to Annuity Payout Options Two and Eight, the time period equal to the applicable Annuity Payout Value divided by the corresponding Personal Pension Account Payout.
In Good Order: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Administrative Office or via telephone, facsimile or through an internet transaction. Generally, our request for documentation will be considered in good order when we receive all of the requisite information, on the form required by us.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Lifetime Benefit Payment: The maximum guaranteed amount that can be withdrawn each year under Future5, Future6 and Daily Lock Income Benefit.
Lifetime Income Eligibility Date: The Valuation Day when the Covered Life has an attained age of 59½.
Market Increases: A potential increase to your Payment Base prior to the deduction of rider charges based on market performance subject to the applicable Payment Base Cap, if any.
Maximum Anniversary Value: The highest Contract Value as of each Contract Anniversary prior to the date of death of the oldest Owner or the Annuitant’s 81st birthday, whichever first occurs, adjusted for any Premium Payments, or transfers to or from the Personal Pension Account and partial Surrenders occurring after such Contract Anniversary.
Maximum Daily Value: The highest attained Contract Value prior to the first to occur of the date of death or the oldest Owner or the Annuitant’s 81st birthday, and adjusted for any Premium Payments, any transfers to or from the Personal Pension Account and any partial Surrenders.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1933 Act: The Securities Act of 1933, as amended.
1934 Act: The Securities Exchange Act of 1934, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Payment Base: The amount used to determine the Lifetime Benefit Payments, Threshold Payments, Transfer Limit and rider charge under Future5, Future6, or Daily Lock Income Benefit.
Payment Base Cap: The maximum percentage the Payment Base may be increased due to a Market Increase or a Deferral Bonus under Future6, Future5 or Daily Lock Income Benefit.
Payout Purchase Rates: The monthly rates per thousand that we agree to apply upon establishing an Annuity Payout Value.
Personal Pension Account Contributions: Sums allocated to the Personal Pension Account. Personal Pension Account Contributions may take the form of Deposits or transfers of Contract Value from Sub-Accounts or the Fixed Accumulation Feature (if applicable).
Personal Pension Account Payouts: Regularly scheduled periodic payments of Annuity Payout Value.
Premium or Premium Payment: Money sent to us to be invested in your Sub-Accounts and your Fixed Accumulation Feature. A Premium Payment does not include Personal Pension Account Contributions. Portions of your Benefit Balance transferred to Sub-Accounts and/or the Fixed Accumulation Feature are considered to be Premium Payments that become part of your Contract Value.
Remaining Gross Premium: Equals the Premium Payments adjusted by prior partial Surrenders. During the CDSC period, Premium Payments will be adjusted for partial Surrenders in excess of the AWA; after the CDSC period, Premium Payments will be adjusted for all partial Surrenders.
Required Minimum Distribution: A federal requirement that individuals age 70½ and older generally must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must generally begin taking distributions at the age of 70½ or upon retirement, whichever comes later.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.

Sub-Account: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your Sub-Account.
Sub-Account Value: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract. For the purposes of optional riders only, a Surrender may also include a transfer of Contract Value to Benefit Balance.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding). Surrender Value does not include the Commuted Value of your Personal Pension Account.
Target Income Age: The year that commences with the birthday of the oldest Annuitant during which Personal Pension Account Payouts are expected to begin. Target Income Age establishes your Guarantee Window during which a guaranteed Payout Purchase Rate will be applied to your Accumulation Balance.
Threshold Payments: The amount payable in the form of partial Surrenders under Future5, Future6, or Daily Lock Income Benefit taken prior to the relevant Covered Life’s Lifetime Income Eligibility Date.
Total Balance: The sum of your Contract Value and Benefit Balance.
Transfer Limit: The threshold amount that you may partially Surrender or move within the Contract without causing your rider benefits to be reduced on a proportionate basis or terminate your Deferral Bonus Period for the Future5, Future6, or Daily Lock Income Benefit riders. The Transfer Limit varies by rider.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The New York Stock Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us or our: Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company, as the case may be.
Withdrawal Percentage: The percentage of your Payment Base that you may withdraw each Contract Year in the form of a Lifetime Benefit Payment or Threshold Payment.
You: The Owner including any joint Owner(s). We do not capitalize “you” or “your” in this prospectus.
b. State Variations
The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of Contracts we issue. References to certain state’s variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.
Alabama - The Fixed Accumulation Feature is not available.
California - If you are 60 years old or older you must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a money market Fund for the first thirty-five days your initial Premium Payment is invested. After the thirty-fifth day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the thirty-five days after the initial Premium Payment is invested will also be invested in a money market Fund unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Contract Value from a money market Fund to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options; or we will automatically reallocate your Contract Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. The assignment restrictions on the living benefits and Death Benefits do not apply.

Connecticut, Florida, Illinois, New Jersey, Tennessee and Texas - The limit on Living Benefits and Death Benefits imposed when contracts are aggregated does not apply.
Connecticut and New Jersey - Our approval is required for any subsequent Contribution or transfer resulting in cumulative Contributions and transfers into the Personal Pension Account exceeding $50,000.
Connecticut - The assignment restrictions on the living benefits and Death Benefits do not apply.
Delaware - The maximum rider charge for Maximum Anniversary Value Death Benefit is 1.00%.
Florida - If you are age 65 or older on the contract issue date, CDSCs will be capped at 10% of the amount withdrawn. The cap does not apply to accredited investors.
Maryland - The Annual Maintenance Fee for C-Share and I-Share contracts is $30.
Massachusetts - We will accept subsequent Premium Payments only until the Annuitant’s 63rd birthday or the third Contract Anniversary, whichever is later (B Share Contracts). The Nursing Home Waiver is not available. The Fixed Accumulation Feature investment restrictions do not apply to investors.
Minnesota - The CDSC for B share contracts are 7.5%, 7%, 6.5%, 6%, 5%,4%, 3%, 0%. The CDSC for L share contracts 7.5%, 7%, 6%, 5%, 0%.
New Jersey - The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. The Nursing Home Waiver is not available. If an optional Death Benefit is elected, our approval is required for any subsequent Premium Payment received after the first twelve months.
New York - Contracts are not available in New York. The Personal Pension Account is not available. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. The Nursing Home Waiver is not available. Letters of Intent are not available as a basis to reduce sales charges. The assignment restrictions on the living benefits and Death Benefits do not apply.
Oklahoma - The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%.
Oregon - The Personal Pension Account is not available. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. You may not choose a fixed dollar amount Annuity Payout. Annuity Payout Option Two is not available.
Pennsylvania - The Nursing Home Waiver minimum confinement period is changed from 180 days to ninety days. You may not choose a fixed dollar amount Annuity Payout. Annuity Payout Option Two is not available.
South Dakota - This contract ceased sales as of January 1, 2013.
Texas - The assignment restrictions on the living benefits and death benefits do not apply. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%.
Washington - The Personal Pension Account is not available. In any year when no Premium Payment is paid into the Fixed Accumulation Feature, any pro-rata portion of the fee taken from the Fixed Accumulation Feature will be limited to interest earned in excess of the 3% for that year. The Target Income Age is subject to limitations based on the Annuitant’s age as of the date of the first Contribution.
c. Miscellaneous
Ownership Changes - Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a recalculation of the benefits subject to applicable state law. Generally, we will not recalculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Assignment - A non-qualified Contract may be assigned subject to the ownership change restrictions above. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.

Speculative Investing - Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your Contract may not be traded on any stock exchange or secondary market. By purchasing this Contract you represent and warrant that you are not using this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Contract Modification - We may unilaterally modify the Contract to reflect, among other things, changes in applicable tax law or interpretations of tax law, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined. Any modifications to the Contract will be filed with each state in which the Contract is for sale. Contract changes will be communicated to Owners through regular mail as an endorsement to their Contract.
Medicaid Benefits - Medicaid estate planning may be important to people who are concerned about long term care costs. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits. Ownership interests or Beneficiary status under this variable annuity could render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and Beneficiary status of your Contract. This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.
d. Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
e. How Contracts Were Sold
We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. (HSD) under which HSD serves as the principal underwriter for the Contracts. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of HSD is the same as ours. Hartford Life Distributors, LLC, a subsidiary of Hartford Life Insurance Company, provides marketing support for us.
HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (Financial Intermediaries) for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2014. Contracts were sold by individuals who were appointed by us as insurance agents and who were investment professionals of Financial Intermediaries.

Class B and I share Contracts may have been sold directly to the following individuals free of any commission: 1) our current or retired officers, directors, trustees and employees (and their families) and our corporate parent, affiliates and subsidiaries; and 2) employees and investment professionals of Financial Intermediaries. If applicable, we may have credited the Class B share Contract with a credit of 5.0% of the initial Deposit and each subsequent Deposit, if any. This additional percentage of Deposit in no way affects current or future charges, rights, benefits or account values of other Owners.
The financial advisory arrangement otherwise required in order to purchase Class I share Contracts shall not be applicable to Hartford’s Personal Retirement Manager variable annuities bought by any of our current or retired officers, directors, trustees and employees or those of our corporate parent, affiliates and subsidiaries.
This prospectus does not constitute personalized investment or financial planning advice or a recommendation to purchase this or any other variable annuity. We reserve the right to modify, suspend, or terminate these privileges at any time.

We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affected each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under Commissions). Certain selected Financial Intermediaries also receive additional compensation (described below under Additional Payments). All or a portion of the payments we make to Financial Intermediaries may be passed on to investment professionals according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employed individuals called wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Deposits or Total Balance.

•	Commissions
Up front commissions paid to Financial Intermediaries generally range from 0% to up to 7.5% of each Deposit. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1% of your Total Balance. We pay no additional commissions with respect to assets moved from the Personal Pension Account to Sub-Accounts or the Fixed Accumulation Feature. We pay different commissions based on the Contract variation. We may pay a lower commission for sales to Owners over age 80.
Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your investment professional’s compensation. Under certain circumstances, your investment professional may be required to return all or a portion of the commissions paid.
Check with your investment professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your investment professional (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your investment professional (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your investment professional’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

•	Additional Payments
Subject to FINRA, Financial Intermediary and insurance rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide inforce Contract Owner support. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for inforce Contract Owner support.

Additional Payment Type	What it’s used for
Access	Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing
Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel awards, merchandise and recognition; client generation expenses.

Marketing Expense Allowance	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
Inforce Contract Owner Support	Support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
As of December 31, 2015, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities:
AIG Advisors Group, Inc., (FSC Securities Corporation, Royal Alliance Assoc., Inc., Sagepoint Financial), Cambridge Investment Research Inc., Cetera Financial Group (Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, Cetera Advisors, LLC, Cetera Advisor Networks, LLC), CCO Investment Services Corp., Citigroup Global Markets, Inc., Commonwealth Financial Network, Crown Capital Securities, LLP, Edward D. Jones & Co., LLP, First Allied Securities, Inc., First Tennessee Brokerage Inc., Frost Brokerage Services, Inc., H.D. Vest Investment Services, Huntington Investment Company, ING Financial Partners, Investacorp, Inc., JJB Hilliard Lyons, Janney Montgomery Scott, Inc., Lincoln Financial Advisors Corp., LPL Financial Corporation, Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates),

Raymond James & Associates, Inc., Raymond James Financial Services, RBC Capital Markets., Robert W. Baird & Co. Inc., Securities America, Inc., U.S. Bancorp Investments, Inc., UBS Financial Services, Inc., Wells Fargo Advisors LLC (various divisions), Woodbury Financial Services, Inc.
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
As of December 31, 2015, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: American Variable Insurance Series & Capital Research and Management Company & Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.
For the fiscal year ended December 31, 2015, Additional Payments did not in the aggregate exceed approximately $17.9 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.04% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $28,792 or approximately 0.14% of the Premium Payments invested in a particular Fund during this period.

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Financial Statements

APP TAX-1

Appendix Tax
Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences.
The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Nonresident Aliens and Foreign Entities" below regarding annuity purchases by, or payments to, non-U.S. persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to Your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide You with a copy of what was reported. This copy is not intended to supplant Your own records. It is Your responsibility to ensure that what You report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on Your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if You find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate

APP TAX-2

Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1. Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

•
A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•	A contract acquired by the estate of a decedent by reason of such decedent’s death,

•	Certain contracts acquired with respect to tax-qualified retirement arrangements,

•	Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

•
A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u).
However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2. Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the individual’s modified adjusted gross income for the taxable year.
a. Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the

APP TAX-3

total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

i.
When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

ii.
To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.

iii.
Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

We believe that Personal Pension Account Payouts are partial annuitizations of the Contract, and that an equitable allocation of the investment in the contract would be in proportion to the estimated fair market values of the portions of the Contract.
When annuitization of the Personal Pension Account has occurred, your Benefit Balance will be calculated by using an actuarial present value formula.

b. Amounts Not Received as an Annuity

i.
To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”

ii.
Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”

iii.
Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv.
The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.

APP TAX-4

v.
In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi.
In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.

c. Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose.
We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn.
In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d. 10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

i.
If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.	The 10% penalty tax will not apply to the following distributions:
1. Distributions made on or after the date the recipient has attained the age of 591⁄2.
2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.
3. Distributions attributable to a recipient becoming disabled.
4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).
5. Distributions made under certain annuities issued in connection with structured settlement agreements.
6. Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).
7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 591⁄2 and (b) 5 years have elapsed since the first of these periodic payments.

e.	Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82

APP TAX-5

investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

f.	Required Distributions

i.	Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.
If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

3.
If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.	Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.

iii.	Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

iv.	Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.

g.	Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h. Partial Exchanges.
The IRS, in Rev. Rul. 2003-76, confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract’s cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a “partial exchange”).
The IRS issued additional guidance, Rev. Proc. 2011-38, that addresses partial exchanges. Rev. Proc. 2011-38 modifies and supersedes Rev. Proc. 2008-24 and applies to the direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies and is effective for transfers that are completed on or after October 24, 2011. The Rev. Proc. does not apply to transactions to which the rules for partial annuitization under Code Section 72(a)(2) apply.
Under Rev. Proc. 2011-38, a transfer within the scope of the Rev. Proc. will be treated as a tax-free exchange under Section 1035 if no amount, other than an amount received as an annuity for a period of 10 years or more or during one or more lives, is received under either the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, the date the contract is placed in-force). A subsequent direct transfer of all or a

APP TAX-6

portion of either contract is not taken into account for purposes of this characterization if the subsequent transfer qualifies (or is intended to qualify) as a tax-free exchange under Code Section 1035.
If a transfer falls within the scope of the Rev. Proc. but is not described above (for example — if a distribution is made from either contract within the 180 day period), the transfer will be characterized in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. The IRS will not require aggregation (under Code Section 72(e)(12)) of an original, pre-existing contract with a second contract that is the subject of a tax-free exchange, even if both contracts are issued by the same insurance company, but will instead treat the contracts as separate annuity contracts. The applicability of the IRS’s partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange or split of annuity contracts.
3. Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:

•	no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•	no more than 70% is represented by any two investments,

•	no more than 80% is represented by any three investments and

•	no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to nonqualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4. Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the

APP TAX-7

insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any,that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However,there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
5. Certain Tax Considerations for Full or Partial Settlement Payments from the Personal Pension Account
The recent enactment of new Section 72(a)(2) of the Code for partial annuitizations provides direction on how Personal Pension Account Payouts should be treated for tax purposes, effective for payments received in taxable years beginning after December 31, 2010 (regardless of when the annuity was purchased). However, because there is yet to be guidance on the new provisions from the IRS, there is still some uncertainty as to how the partial annuitization provisions will be applied and we advise you to consult with a qualified tax adviser concerning such tax treatment before you deposit amounts into the Personal Pension Accont or take a settllement for a Personal Pension Account Payout.
With respect to the Peronal Pension Account, the Company plans to report any periodic payments under a settlement of the Personal Pension Account (Personal Pension Account Payouts) as amounts received as an annuity and a partial annuitization of the Contract, resulting in that portion of the Contract being treated as a separate contract for which an annuity starting date is assigned, a portion of the investment in the contract is allocated and an exclusion ratio is determined (discussed in subparagraph 2.a. above). Likewise, after December 31, 2010, the Company plans to report any continuing periodic settlement payments from the Personal Pension Account as amounts received as an annuity under a separate contract with an annuity starting date of January 1, 2010, for which a portion of the investment in the contract should be allocated and an exclusion ratio should be determined consistent with new Section 72(a)(2) of the Code (and discussed in subparagraph 2.a. above).
D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding,pursuant to Code Section 3405, which requires the following:

1.
Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner,generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

2.
Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States.
Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

APP TAX-8

F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 371⁄2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H. Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by Hartford The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not

APP TAX-9

us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a. Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (“RMDs”) when the Owner reaches age 701⁄2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 591⁄2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

APP TAX-10

b. SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c. SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
d. Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion (special rules apply to 2010 conversions). In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of

APP TAX-11

“incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments.
There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.	after the employee reaches age 591⁄2;

b.	upon the employee’s separation from service;

c.	upon the employee’s death or disability;

d.	in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.	as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan

APP TAX-12

loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4. Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount $18,000 for 2016. The Plan may provide for additional “catch-up” contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 701⁄2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6. Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

a.	Penalty Taxes on Premature Distributions

APP TAX-13

Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 591⁄2. However, this 10% penalty tax does not apply to a distribution that is either:

(i)	made to a beneficiary (or to the employee’s estate) on or after the employee’s death;

(ii)	attributable to the employee’s becoming disabled under Code Section 72(m)(7);

(iii)
part of a series of substantially equal periodic payments (not less frequently than annually — “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)
(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)
(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)	not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;

(vii)	certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

(viii)	made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or

(ix)	made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

(x)	made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

(xi)	not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(xii)	for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 591⁄2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

b.	RMDs and 50% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of —

(i)	the calendar year in which the individual attains age 701⁄2, or

(ii)
(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

A special rule applies to individuals who attained age 701⁄2 in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over —

(a)	the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)	over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

APP TAX-14

If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a qualifying designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 701⁄2.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.
7. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8. Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it

APP TAX-15

is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either —

a.	an RMD amount;

b.
one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.	any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner.
Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be re-contributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken. Other rules and exceptions may apply, so please consult with a qualified tax adviser.

9. Certain Tax Considerations with the Personal Pension Account in Qualified Plans

APP TAX-16

Because the IRS has published no guidance on the tax treatment of arrangements resembling the Personal Pension Account, there is necessarily some uncertainty as to how an annuity contract with a Personal Pension Account will be treated in different types of Qualified Plans, and we advise you to consult with a qualified tax adviser concerning such treatment before you deposit any amount into a Personal Pension Account that is held in any Qualified Plan.
Among such tax issues for you to consider with a qualified tax adviser in such a case are the following:
a. Any amounts received by you (or your payee) prior to your attaining age 591⁄2 are generally subject to the penalty tax on premature distributions described above, unless such an amount received can qualify for an exception from such a penalty tax, e.g., scheduled payments that qualify for the SEPP Exception. In addition, any modification in payments qualifying for the SEPP Exception (e.g., by commutation) can have adverse penalty tax consequences, as described above.
b. The tax rules for satisfying RMD requirements vary according to both the form of Qualified Plan (e.g., NonRoth or Roth IRA) and the form of payment (e.g., periodic annuity payout or non-periodic distribution from an account value). As a result, such variations should be considered when RMD amounts need to be taken (e.g., after age 701⁄2 or death). In addition, any modification in the form or amount of such payments (e.g., by commutation) could have adverse tax consequences, if such a modification does not satisfy an IRS-recognized RMD exception (e.g., for an acceleration or other change in periodic payments under Reg. § 1.401(a) (9)-6, Q&A-1 and Q&A-14).
c. Any attempt to transfer an amount from the Benefit Balance to Sub-Accounts or the Fixed Accumulation Feature (if available) that exceeds the threshold for such a transfer will be treated by us as a form of annuitization distribution from the Personal Pension Account, and thus may not qualify as a tax-free direct transfer. Instead, such an attempted excess transfer could be treated for tax purposes as a potentially taxable distribution out of the entire annuity contract, followed by a contribution back into the same contract. While such a distribution from an IRA may qualify for 60-day rollover treatment (if it is not needed to satisfy RMD requirements), only one such tax-free 60-day rollover is allowed for any 365-day period for any individual from all of such individual’s IRAs. Failing such tax-free rollover treatment, such a distribution could be subject to both income and penalty tax, and any deemed contribution back into the contract may be subject to an excise tax on excess contributions, particularly after age 701⁄2. In addition, any such distribution from a non-IRA form of Qualified Plan may be subject to the 20% mandatory withholding tax, unless such distribution is an RMD or otherwise avoids classification as an “eligible rollover distribution,” as described above.

APP A-1

Appendix A — Examples*
Table of Contents

Page
Contingent Deferred Sales Charge (CDSC) Examples	APP A-2
Premium Based Charge Examples	APP A-9
Personal Pension Account (PPA) Examples	APP A-10
Maximum Anniversary Value (MAV) V Examples	APP A-20
Return of Premium (ROP) V Example	APP A-20
Maximum Daily Value Examples	APP A-25
Legacy Lock Examples	APP A-26
Safety Plus Examples	APP A-27
Future5 and Future6 Examples	APP A-30
Daily Lock Income Benefit Examples	APP A-32

*	All example calculations are rounded to the nearest dollar.

APP A-2

Contingent Deferred Sales Charge Examples (Class B and Class L shares)
All CDSC Examples reflect gross withdrawals that deduct the CDSC and the Premium Based Charge from the amount of the partial Surrenders requested.
Example 1: Illustrates a partial Surrender that is equal to the AWA in a down market. Assume a partial Surrender taken in Contract Year 2 equals $5,000.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Values immediately prior to the partial Surrender:

•	Deposits subject to CDSC are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $90,000

•	Earnings are $0

•	Your earnings are the greater of (1) Contract Value − Remaining Gross Premiums, or (2) $0

•	AWA is $5,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 2: As the amount Surrendered is equal to the AWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The AWA has been exhausted for the duration of the Contract Year. There are no additional steps.
Values after the partial Surrender:

•	Deposits subject to CDSC are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $85,000

•	AWA is $0
Example 2: Illustrates a partial Surrender in excess of the AWA in a down market and impacts to subsequent AWA calculations. Assume a partial Surrender taken in Contract Year 2 equals $5,000.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Values immediately prior to the first partial Surrender:

•	Deposits subject to CDSC are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $90,000

•	Earnings are $0

•	Your earnings are the greater of (1) Contract Value − Remaining Gross Premiums, or (2) $0

•	AWA is $5,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 2: As the amount Surrendered is equal to the AWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The AWA has been exhausted for the duration of the Contract Year. There are no additional steps.
Values after the partial Surrender:

•	Deposits subject to CDSC are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $85,000

APP A-3

•	AWA is $0
Next, assume an additional Surrender during the same Contract Year equals $5,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the transaction is in excess of the AWA.
Values immediately prior to the second partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $75,000

•	Earnings are $0

•	AWA is $0
Step 3: As the AWA is $0; the entire $5,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal − AWA
The amount subject to CDSC is $6,667 ($100,000 x [$5,000/$75,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 8%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $533 [8% x $6,667].
Step 6: We deduct the CDSC of $533 from the excess amount $5,000. The amount paid to you is $4,467.
Values after the second partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premium is $93,333 ($100,000 − $6,667)

•	Contract Value is $70,000

•	AWA is $0
Next, assume that a third partial Surrender is taken during Contract Year 3 for an amount equal to $15,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the transaction is in excess of the AWA.
Values prior to the third partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premium is $93,333

•	Contract Value is $78,000

•	Earnings are $0

•	AWA is $5,000
Step 3: We deduct the available AWA of $5,000; the remaining $10,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:

APP A-4

A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal − AWA
The amount subject to CDSC is $12,785 ($93,333 x [$10,000/$73,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 7%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $895 [7% x $12,785].
Step 6: We deduct the CDSC of $895 from the excess amount $10,000, and combine this with your AWA of $5,000. The amount paid to you is $14,105.
Values after the third partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premium is $80,548 ($93,333 − $12,785)

•	Contract Value is $63,000

•	AWA is $0
Example 3: Illustrates a partial Surrender in excess of the AWA in an up market, the non-cumulative feature of the AWA and impacts to future AWA calculations. Assume a partial Surrender is taken in Contract Year 1 for $10,000.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Values prior to the first partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $110,000

•	Earnings are $10,000

•	Your earnings are the greater of (1) Contract Value − Remaining Gross Premiums, or (2) $0

•	AWA is $10,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 2: As the amount Surrendered is equal to the AWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The AWA has been exhausted for the duration of the Contract Year. There are no additional steps.
Values after the first partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premium is $100,000

•	Contract Value is $100,000

•	AWA is $0
Next, assume an additional partial Surrender is taken in Contract Year 1 for $10,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the transaction is in excess of the AWA.
Values prior to the second partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $100,000

APP A-5

•	Earnings are $0

•	AWA is $0
Step 3: As the AWA is $0; the entire $10,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal − AWA
The amount subject to CDSC is $10,000 ($100,000 x [$10,000/$100,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 8.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $850 [8.5% x $10,000].
Step 6: We deduct the CDSC of $850 from the excess amount $10,000. The amount paid to you is $9,150.
Values after the second partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $90,000 ($100,000 − $10,000)

•	Contract Value is $90,000

•	AWA is $0
Next, assume an additional partial Surrender is taken in Contract Year 3 for $15,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the transaction is in excess of the AWA of $0.
Values prior to the third partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $90,000

•	Contract Value is $99,000

•	Earnings are $9,000

•	AWA is $9,000
Step 3: We deduct the available AWA of $9,000; the remaining $6,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal − AWA
The amount subject to CDSC is $6,000 ($90,000 x [$6,000/$90,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC
Step 5: The applicable CDSC is 7%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $420 [7% x $6,000].
Step 6: We deduct the CDSC of $420 from the excess amount $6,000, and combine this with your AWA of $9,000. The amount paid to you is $14,580.
Values after the third partial Surrender:

•	Deposits are $100,000

APP A-6

•	Remaining Gross Premiums are $84,000 ($90,000 − $6,000)

•	Contract Value is $84,000

•	AWA is $0
Example 4: Illustrates a full Surrender calculation with one of two Deposits out of the applicable CDSC schedule. Assume two Deposits were made for $100,000 each invested in the Sub-Accounts. The first was applied at the beginning of Contract Year 1, the second in the beginning of Contract Year 3. A full Surrender is taken in Contract Year 8.
Step 1: Your initial Deposit of $100,000 is available without a CDSC.
Values prior to the full Surrender:

•	Deposits are $200,000

•	Remaining Gross Premiums is $200,000

•	Remaining Gross Premium subject to CDSC is $100,000

•	Contract Value just prior to the full Surrender is $300,000

•	Earnings are $100,000

•	Your earnings are the greater of (1) Contract Value − Remaining Gross Premiums, or (2) $0

•	AWA is $100,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings.
Step 2: The full Surrender is in excess of the sum of the AWA of $100,000 plus the amount determined in Step 1 of $100,000.
Step 3: We deduct the available AWA; the remaining $100,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal − AWA
The amount subject to CDSC is $100,000 ($100,000 x [$100,000/$100,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 4%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $4,000 [4% x $100,000].
Step 6: We deduct the CDSC of $4,000 from the excess amount $100,000, and combine this with your AWA of $200,000. The amount paid to you is $296,000.
Values after the full Surrender:

•	Contract Value is $0
The Contract is terminated.
Example 5: Illustrates a full Surrender calculation in a down market. Assume $100,000 is invested in the Sub-Accounts, and a full Surrender occurs in Contract Year 3.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the full Surrender is in excess of the AWA.
Values prior to the full Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value just prior to the full Surrender is $50,000

•	Earnings are $0

APP A-7

•	Your earnings are the greater of (1) Contract Value − Remaining Gross Premiums, or (2) $0

•	AWA is $5,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 3: We deduct the available AWA of $5,000; the remaining $45,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal − AWA
The amount subject to CDSC is $100,000 ($100,000 x [$45,000/$45,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 7%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $7,000 [7% x $100,000].
Step 6: We deduct the CDSC of $7,000 from the excess amount $45,000, and combine this with your AWA of $5,000. The amount paid to you is $43,000.
Values after the full Surrender:

•	Contract Value is $0
The Contract is terminated.
Example 6: Illustrates a commutation of the Personal Pension Account Annuity Payout Value. The same concept will apply to the commuted value of period certain Annuity Payouts. Assume $100,000 is invested into the Personal Pension Account and you commence PPA Payouts. One PPA Payout has previously occurred for $420. Then, a commutation of all remaining Annuity Payout Value occurs in Contract Year 1, and life-contingent Payouts are waived.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the full withdrawal is in excess of the AWA.
Values prior to the full commutation:

•	Contract Value is $0

•	Accumulation Balance is $0

•	Annuity Payout Value is $99,826

•	Deposit subject to CDSC is $100,000

•	AWA is $4,580

•	Your AWA is 5% of total Deposits subject to CDSC, or (2) earnings
Upon the commutation of remaining PPA Payouts, we reduce the Annuity Payout Value by an adjustment that takes into account the current value of the future Payouts you would have received during your Guaranteed Payout Duration using a discount rate determined in accordance with the factors described in the prospectus. For this commutation, the adjustment is $31,956. Please refer to Personal Pension Account Example 4a in this Appendix A for a more complete description of commutation.
The resulting value of $67,871 is the Commuted Value for the purposes of CDSC calculation.
Step 3: We deduct the available AWA of $4,580; the remaining $63,291 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Personal Pension Account Contributions still subject to CDSC.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Commuted Value of all Annuity Payout Value + Accumulation Balance immediately prior to the withdrawal − AWA

APP A-8

The amount subject to CDSC is $100,000 ($100,000 x [$63,291 /$63,291]). This is equal to the entire Deposit, subject to CDSC. Your Deposits, subject to CDSC (as used in the context of annuity payouts) are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 8.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $8,500.
Step 6: We deduct the CDSC of $8,500 from the excess amount $63,291, and combine this with your AWA of $4,580. The amount paid to you is $59,371.
Values after the full commutation:
•Annuity Payout Value is $0
The Contract is terminated.
Example 7: Illustrates the reallocation of Remaining Gross Premium (as used in the context of Annuity Payouts) upon a transfer to the Personal Pension Account. Assume a transfer of funds equal to $20,000 from Contract Value to the Personal Pension Account in Contract Year 2.
Values immediately prior to the transfer:
•Deposits are $100,000
•Remaining Gross Premiums are $100,000
•Contract Value is $120,000
•Accumulation Balance is $0
Remaining Gross Premiums are reallocated proportionally upon a transfer of funds from the Contract Value to the Personal Pension Account as the portion of Deposits still subject to CDSC.
The amount reallocated is derived by [A/B]:
A = The amount of the transfer
B = The Contract Value immediately prior to the transfer
For this transfer, $16,667 is reallocated from the Contract Value. After the Transfer to the Personal Pension Account
•Premium Payments allocated to Contract Value is $83,333
•Remaining Gross Premiums is $83,333
•Deposits subject to CDSC allocated to the Personal Pension Account is $16,667
•Contract Value is $100,000
•Accumulation Balance is $20,000
On the whole, the amount subject to CDSC has remained constant.

APP A-9

Premium Based Charge Examples (Class B shares)
Example 1: Assume that your initial Deposit is $100,000. No Surrenders or transfers to the PPA occur during Contract Year 1. On Day 200 of Contract Year 2, you make a Surrender in excess of the AWA.
At the end of Contract Year 1, your annual Premium Based Charge is calculated solely on the Remaining Gross Premium at Contract Anniversary, as there were no Surrenders or transfers to the PPA during the Contract Year. The amount deducted from your Contract Value is $500 [($100,000 × 0.50%)].
Upon the Surrender in Contract Year 2, the Remaining Gross Premium subject to Premium Based Charge is determined to be $5,000. The Premium Based Charge is 0.50%. A pro-rated amount is determined for the number of days (200) since the last Contract Anniversary; this amount is $13.70 [($5,000 × 0.50%) × (200 / 365)]. This amount is not deducted at this time. The Remaining Gross Premium after the Surrender is $95,000.
Additionally, a CDSC of 8% would be assessed against the same amount of Remaining Gross Premium. The CDSC is equal to $400 ($5,000 x 8%), and unlike the Premium Based Charge, this amount is deducted from the partial Surrender. Assuming the amount that requested was a gross amount of $6,000, the amount paid to you is $5,600.
At the next Contract Anniversary, the Premium Base Charge is the sum of the Premium Based Charge applied to the Remaining Gross Premium, plus the pro-rated amount upon the partial Surrender. The Premium Based Charge applied to the Remaining Gross Premium is $475 ($95,000 × 0.50%). The amount deducted from your Contract Value is $488.70.
Example 2: Assume that your initial Deposit is $100,000. On Day 310 of Contract Year 5, you choose to Surrender your entire Contract Value.
A pro-rated Premium Based Charge is assessed upon the full Surrender and the entire Remaining Gross Premium is subject to the charge. The Premium Based Charge is equal to $425 [($100,000 × 0.50%) × (310 / 365)].
Additionally, a CDSC of 5% would be assessed against the same amount of Remaining Gross Premium. The CDSC is equal to $5,000 ($100,000 x 5%) and both this amount and the Premium Based Charge are deducted upon a full Surrender. Assuming the Contract Value prior to the full Surrender was $190,000, the amount paid to you is $185,000.
Example 3: Assume that your initial Deposit is $100,000. On Day 310 of Contract Year 5, you choose to Annuitize your entire Contract Value.
A pro-rated Premium Based Charge is assessed upon the full annuitization, and the entire Remaining Gross Premium is subject to the charge. The Premium Based Charge is equal to $425 [($100,000 × 0.50%) × (310/365)].
CDSC is not assessed upon a request to Annuitize the Contract Value.

APP A-10

Personal Pension Account Examples
Effective October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If You are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account You MUST provide The Hartford with alternative allocation instructions prior to October 3, 2014; otherwise Your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

Example 1: Standard Illustrations with a Partial Income Stream - Assume the initial Personal Pension Account Contribution is equal to $100,000 (no sums are invested in the Fixed Accumulation Feature or Sub-Accounts). Assume that in Contract Year 7, the Owner requested to commence an income stream based on $50,000 of Annuity Payout Value during the Guarantee Window. For the purposes of this Example, the Contract Owner chose a Target Income Age of 64. Hypothetical Credited Interest and Payout Purchase Rates are illustrated below.

A.
To understand how your guaranteed Payout Purchase Rates are set during your Guarantee Window (shaded area), see guaranteed Payout Purchase Rates in Contract Years 1 through 7. In this Example, the guaranteed Payout Purchase Rate is locked in at Contract Year 7 when Personal Pension Account Payouts commence.

B.
Credited Interest Rates vary during the duration of your Contract as illustrated in column 4. In this illustration, Credited Interest Rates change at the 10th Contract Year and again at the 20th Contract Year.

C.
Please refer to the last column in Contract Year 23 for an example of how Personal Pension Account Payouts will continue for the life of the Annuitant, Owner or joint Owner even though Annuity Payout Value has been exhausted.

APP A-11

	Contract Year*	Age	Benefit Balance	Credited Interest Rate	Accumulation Balance	Annuity Payout Value	Guaranteed Payout Purchase Rates (per 1000)	Personal Pension Account Payouts(2)
	0	60	$100,000	5.00%	$100,000
Guarantee Window	1	61	105,000	5.00%	105,000		61.99
	2	62	110,250	5.00%	110,250		62.33
	3	63	115,763	5.00%	115,763		62.72
	4	64	121,551	5.00%	121,551		63.16
	5	65	127,628	5.00%	127,628		63.65
	6	66	134,010	5.00%	134,010		64.17
	7	67	140,710	5.00%	90,710(1)	$50,000	64.73	$3,237
	8	68	142,009	5.00%	95,246	46,763		3,237
	9	69	143,535	5.00%	100,008	43,527		3,237
	10	70	145,299	3.00%	105,008	40,290		3,237
	11	71	145,212	3.00%	108,158	37,054		3,237
	12	72	145,220	3.00%	111,403	33,817		3,237
	13	73	145,326	3.00%	114,745	30,581		3,237
	14	74	145,532	3.00%	118,188	27,344		3,237
	15	75	145,841	3.00%	121,733	24,108		3,237
	16	76	146,256	3.00%	125,385	20,871		3,237
	17	77	146,781	3.00%	129,147	17,634		3,237
	18	78	147,419	3.00%	133,021	14,398		3,237
	19	79	148,173	3.00%	137,012	11,161		3,237
	20	80	149,047	1.50%	141,122	7,925		3,237
	21	81	147,927	1.50%	143,239	4,688		3,237
	22	82	146,839	1.50%	145,388	1,452		3,237
	23	83	147,568	1.50%	147,568	0		3,237

*	Contract Year “0” represents your Contract issue date.

(1)
Accumulation Balance is reduced by $50,000 that is converted into the Annuity Payout Value. CDSC’s and Premium tax have not been applied in this Example. If the $50,000 was instead commuted into a Commuted Value (assuming a hypothetical discount rate of 6%), the Commuted Value would be $32,294. The remaining Accumulation Balance can be converted into Annuity Payout Value at a later date for additional Personal Pension Account Payouts.

(2)	These Personal Pension Account Payouts shall continue for the life of the Annuitant, Owner or joint Owner pursuant to Annuity Payout Option Two.

APP A-12

Example 2: Subsequent PPA Deposits - Assume a $100,000 initial PPA Contribution was made at a time when we declared a hypothetical Credited Interest Rate of 4% and that a $15,000 subsequent PPA Contribution was made when we declared a hypothetical Credited Interest Rate of 3.75%. Your Benefit Balance would increase as follows:

Age		PPA Contribution	Credited Interest Rate		PPA Contribution	Credited Interest Rate	Total Benefit Balance
55	First Deposit	$100,000		Second Deposit			$100,000
56			4.00%				104,000
57			4.00%				108,160
58			4.00%				112,486
59			4.00%		$15,000		131,986
60			4.00%			3.75%	137,228
61			4.00%			3.75%	142,678
62			4.00%			3.75%	148,345
63			4.00%			3.75%	154,237
64			4.00%			3.75%	160,362
65			4.00%			3.75%	166,732
Example 3a: Benefit Balance Transfer - The following example illustrates the impact on various values associated to the Contract when a transfer from the Sub-Accounts to the PPA occurs. Assume that the Owner deposits $100,000 in the Sub-Accounts and then elects to transfer $5,000 from the Sub-Accounts to the PPA in which event:

	Transfer from Sub Accounts to the PPA
	Before Value	After Value
Sub-Account Value (assumed)	$130,000	$125,000
ROP V Withdrawal Limit	$0	$0
MAV V Withdrawal Limit	n/a	n/a
ROP V Death Benefit	$100,000	$96,153.85
MAV V - Anniversary Value (Before Value is assumed)	$107,000	$102,884.62
MAV V - Premium Payments	$100,000	$96,153.85
Benefit Balance	$0	$5,000

•	The Sub-Account Value is reduced by the amount of the transfer ($5,000).

•
As a result of the transfer, ROP V is reduced by a factor. The $5,000 transfer results in a factor of 0.96153 being applied to Premium Payments. The factor of 0.96153 is derived by 1−($5,000 Transfer / Contract Value prior to the transfer $130,000).

•
As a result of the transfer, the MAV V Anniversary Value and Premium Payments are both reduced by a factor. The $5,000 transfer results in a factor of 0.96153 being applied to Premium Payments. The factor of 0.96153 is derived by 1−($5,000 Transfer / Contract Value prior to the transfer $130,000).

•	Since there were no sums previously invested in the PPA, the Benefit Balance is increased by the amount of the transfer ($5,000).
Example 3b: Benefit Balance Transfer - The following example illustrates the impact on various values associated with the Contract when a transfer from the PPA to the Sub-Accounts occurs. Assume that the Owner makes a PPA Contribution of $100,000 into the PPA and then elects to transfer the maximum available transfer from the PPA to the Sub-Accounts. The transfer restriction considers the following factors:

End of Year	Maximum of A, B, C	A	B	C
1	$4,120	$4,120	$3,000	$0
2	$4,120	$4,073	$2,966	$4,120

•	Column A equals 4% of the Accumulation Balance as of the prior Contract Anniversary. Assume that the $100,000 PPA Contribution earns a Credited Interest Rate of 3%.

APP A-13

•	Column B equals the amount of interest credited to the Accumulation Balance over the most recent full Contract Year.

•	Column C equals the amount of Accumulation Balance transferred to Contract Value during the most recent full Contract Year.

	Transfer from PPA to the Sub-Accounts End of Year 1
	Before Value	After Value
Sub-Account Value (assumed)	$104,000	$108,120
Annual Withdrawal Amount	$5,000	$5,206
ROP V	$100,000	$104,120
MAV V - Anniversary Value (Before Value is assumed)	$100,000	$104,120
MAV V - Premium Payments	$100,000	$104,120
Benefit Balance	$103,000	$98,880

•	The Benefit Balance is reduced by the amount of the transfer ($4,120).

•
The Remaining Gross Premium associated with the Sub-Accounts is increased by the proportional amount of the contributions to the PPA still subject to CDSC. The proportional amount is equal to the transfer from the PPA divided by the Accumulation Balance. ($4,120/$103,000) = $4,000.

•	ROP V is increased dollar for dollar for the amount of the transfer ($4,120).

•	The MAV V Anniversary Value and Premium Payments are both increased dollar for dollar for the amount of the transfer ($4,120).

•	The Sub-Account Value is increased by the amount of the transfer ($4,120).

APP A-14

Example 4a: Full Commutation with Commuted Value - Assume that the Owner desires to start taking all PPA Payouts and then fully commute the PPA Payouts in Contract Year 20, which is outside of their Guarantee Window. For the purposes of this example, the Contract Owner chose a Target Income Age of 64. The Owner does not terminate their Contract and therefore PPA Payouts will resume after the Guaranteed Payout Duration (assuming that all relevant persons are alive). Also, assume that the initial PPA Contribution is equal to $100,000 and no Premium Payments have been invested in the Fixed Accumulation Feature or Sub-Accounts.

	Contract Year*	Age	Benefit Balance	Accumulation Balance	Credited Interest Rate	Annuity Payout Value	Payout Purchase Rates (per 1000)(1)	Commuted Value	Payouts
	0	60	$100,000	$100,000	5.00%	$0	61.68
Guarantee Window	1	61	105,000	105,000	5.00%	0	61.99		$0
	2	62	110,250	110,250	5.00%	0	62.33		0
	3	63	115,763	115,763	5.00%	0	62.72		0
	4	64	121,551	121,551	5.00%	0	63.16		0
	5	65	127,628	127,628	5.00%	0	63.65		0
	6	66	134,010	134,010	5.00%	0	64.17		0
	7	67	140,710	140,710	5.00%	0	64.73		0
	8	68	147,746	147,746	5.00%	0	65.31		0
	9	69	155,133	155,133	5.00%	0	65.91		0
	10	70	162,889	162,889	3.00%	0	66.56		0
	11	71	167,776	167,776	3.00%	0	69.14		0
	12	72	172,809	172,809	3.00%	0	71.94		0
	13	73	177,994	177,994	3.00%	0	74.99		0
	14	74	183,334	183,334	3.00%	0	78.32		0
	15	75	188,834	188,834	3.00%	0	81.96		0
	16	76	194,499	194,499	3.00%	0	85.92		0
	17	77	200,333	200,333	3.00%	0	90.11		0
	18	78	206,343	206,343	3.00%	0	94.63		0
	19	79	212,534	212,534	3.00%	0	99.55		0
	20	80	218,910	0(2)	1.50%	218,910	111.11(3)	$165,439(4)	0(5)
	21	81	n/a	n/a	n/a(6)	n/a	n/a	n/a	n/a
	22	82	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	23	83	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	24	84	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	25	85	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	26	86	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	27	87	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	28	88	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	29	89	n/a	n/a	n/a	n/a	n/a	n/a	24,323(7)
	30	90	n/a	n/a	n/a	n/a	n/a	n/a	24,323(7)

*	Contract Year “0” represents your Contract issue date.

(1)
Payout Purchase Rates are only guaranteed if PPA Payouts begin within the Guarantee Window. Payouts that begin outside the Guarantee Window are generally established using rates set at our discretion, subject to the terms of your Contract. We cannot speculate what Payout Purchase Rates could be when commencing Personal Pension Account Payouts outside of the Guarantee Window. These rates may be as high as, but will never be greater than, the Payout Purchase Rates

APP A-15

guaranteed for PPA Payouts we set at the time of your PPA Contributions. Payout amounts will be no lower than the non-forfeiture amount described in the Owner’s contract.

(2)	The Accumulation Balance is depleted to $0 based on being converted to Annuity Payout Value. CDSCs and Premium tax are not shown in this example.

(3)	Hypothetical Payout Purchase Rates are used because PPA Payouts and commutation may occur outside of the Guarantee Window.

(4)
The Commuted Value depicted is based on commutation of the Annuity Payout Value (in this Example, is the same as the Benefit Balance because this is a full commutation) of $218,910 using a hypothetical discount rate of 6%. The Commuted Value is equal to the present value of the PPA Payout(s) associated with the Annuity Payout Value over the Guaranteed Payout Duration (i.e., $218,910/$24,323 = 9 years) calculated using this discount rate.

(5)
The PPA Payout is derived by multiplying the Annuity Payout Value by the Payout Purchase Rate applicable to the year in which commutation is requested and dividing by 1,000. In this case, $218,910*$111.11/1,000 = $24,323. However, in this example, PPA Payouts are commuted and paid to the Owner in one lump sum. Life contingent PPA Payouts may resume after the Guarantee Payout Duration if the Annuitant and Owner are living and have not terminated the Contract as illustrated in years 29 and 30.

(6)	Interest is no longer credited under the PPA.

(7)	Lifetime PPA Payouts resume because in this Example the Annuitant is still living. The Owner would give up these lifetime PPA Payouts if he or she terminated the Contract.

APP A-16

Example 4b: Partial Commutation with Commuted Value - Assume that the Owner desires to start taking PPA Payouts and commute half of the PPA Payouts in Contract Year 20, which is outside of their Guarantee Window. In this Example, the Guarantee Window is represented by the shaded area in Contract Years 1 though 7. Contract Year 20 Before illustrates how the Annuity Payout Value is split in half to serve as the basis for PPA Payouts and the Commuted Value. Contract Year 20 After illustrates the amounts paid to the Owner in the form of PPA Payouts and Commuted Value. The Owner does not terminate their Contract and PPA Payouts will resume after the Guaranteed Payout Duration (assuming that all relevant persons are alive). The Guaranteed Payout Duration in this Example is illustrated as the shaded rows corresponding to Contract Years 20 through 28. Assume the initial Deposit is equal to $100,000 and no sums are invested in the Fixed Accumulation Feature or Sub-Accounts.

Contract Year*	Age	Benefit Balance	Accumulation Balance	Credited Interest Rate	Annuity Payout Value 1	Annuity Payout Value 2	Commuted Value	Payout Purchase Rates (per 1000)(1)	Payouts
0	60	$100,000	$100,000	5.00%	$0	0		61.68
1	61	105,000	105,000	5.00%	0	0		61.99	$0
2	62	110,250	110,250	5.00%	0	0		62.33	0
3	63	115,763	115,763	5.00%	0	0		62.72	0
4	64	121,551	121,551	5.00%	0	0		63.16	0
5	65	127,628	127,628	5.00%	0	0		63.65	0
6	66	134,010	134,010	5.00%	0	0		64.17	0
7	67	140,710	140,710	5.00%	0	0		64.73	0
8	68	147,746	147,746	5.00%	0	0		65.31	0
9	69	155,133	155,133	5.00%	0	0		65.91	0
10	70	162,889	162,889	3.00%	0	0		66.56	0
11	71	167,776	167,776	3.00%	0	0		69.14	0
12	72	172,809	172,809	3.00%	0	0		71.94	0
13	73	177,994	177,994	3.00%	0	0		74.99	0
14	74	183,334	183,334	3.00%	0	0		78.32	0
15	75	188,834	188,834	3.00%	0	0		81.96	0
16	76	194,499	194,499	3.00%	0	0		85.92	0
17	77	200,333	200,333	3.00%	0	0		90.11	0
18	78	206,343	206,343	3.00%	0	0		94.63	0
19	79	212,534	212,534	3.00%	0	0		99.55	0
20 Before	80	218,910	0(2)	1.50%	109,455(3)	109,455(3)
20 After	80	97,293	0(2)	n/a	97,293(4)	0	$82,720(5)	111.11(6)	12,162(7)
21	81	85,131	n/a	n/a(8)	85,131	0	n/a	n/a	12,162
22	82	72,969	n/a	n/a	72,969	0	n/a	n/a	12,162
23	83	60,807	n/a	n/a	60,807	0	n/a	n/a	12,162
24	84	48,645	n/a	n/a	48,645	0	n/a	n/a	12,162
25	85	36,483	n/a	n/a	36,483	0	n/a	n/a	12,162
26	86	24,321	n/a	n/a	24,321	0	n/a	n/a	12,162
27	87	12,159	n/a	n/a	12,159	0	n/a	n/a	12,162
28	88	0	n/a	n/a	0	0	n/a	n/a	12,162
29	89	0	n/a	n/a	0	0	n/a	n/a	24,323(9)
30	90	0	n/a	n/a	0	0	n/a	n/a	24,323
31	91	0	n/a	n/a	0	0	n/a	n/a	24,323

APP A-17

*	Contract Year “0” represents your Contract issue date.

(1)
Payout Purchase Rates are only guaranteed if PPA Payouts begin within the Guarantee Window. Payouts that begin outside the Guarantee Window are generally established using rates set at our discretion, subject to the terms of your Contract. We cannot speculate what Payout Purchase Rates could be when commencing Personal Pension Account Payouts outside of the Guarantee Window. These rates may be as high as, but will never be greater than, the Payout Purchase Rates guaranteed for PPA Payouts we set at the time of your PPA Contributions. Payout amounts will be no lower than the non-forfeiture amount described in the Owner’s contract.

(2)	The Accumulation Balance is depleted to $0 based on all amounts being converted to Annuity Payout Value. CDSCs and Premium tax not shown in the Example.

(3)
In Contract Year 20, the Owner elected to commute half of their Annuity Payout Value and receive the remaining half in the form of PPA Payouts. Thus, the Accumulation Balance of $218,910 is split in half. $109,455 is converted into Annuity Payout Value and will serve as the basis for PPA Payouts. The remaining $109,455 will serve as the basis for the Commuted Value calculation.

(4)	The Annuity Payout Value of $109,455 is reduced by the PPA Payout of $12,162, leaving an Annuity Payout Value of $97,293 remaining.

(5)
The Commuted Value depicted is based on commutation of half of the Annuity Payout Value, or $109,455, using a hypothetical discount rate of 6%. The Commuted Value is equal to the present value of the PPA Payout(s) associated with the Annuity Payout Value over the remaining Guaranteed Payout Duration (i.e., $109,455/$12,162 = 9) calculated using the discount rate.

(6)	A hypothetical Payout Purchase Rate is used because PPA Payouts and commutation occur outside of the Guarantee Window.

(7)
The PPA Payout is derived by multiplying the Annuity Payout Value by the appropriate Payout Purchase Rate and dividing by 1,000. In this case, $109,455*111.11/1,000 = $12,162. However, in this example, half of the PPA Payouts are commuted and paid to the Owner in one lump sum. Life contingent PPA Payouts may resume after the Guarantee Payout Duration if the Annuitant and Owner are living as illustrated in Contract Years 29, 30, and 31.

(8)	Interest is no longer credited under the PPA.

(9)
In this case, the lifetime PPA Payouts for each Annuity Payout Value is $12,162 ($109,455*111.11/1000 = $12,162). When combined, these lifetime PPA Payouts equal $24,323. Lifetime PPA Payouts begin because in this Example the Annuitant is still living. The Owner would give up these lifetime PPA Payouts if he or she terminated the Contract.

Example 5: Personal Pension Account Transfer Programs - Effective October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If You are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account You MUST provide The Hartford with alternative allocation instructions prior to October 3, 2014; otherwise Your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

The following examples illustrate automatic transfers of investment gains from Sub-Account(s) into the PPA. The examples assume a $100,000 initial Premium Payment into the Sub-Account(s) with $10,000 initial Deposit into PPA. The examples illustrate the effect of these types of transfers on the components of the Contract in varying market conditions. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(a)	Fixed Dollar Amount Option
Under this option, the client indicates the specific dollar amount to be transferred and frequency of the transfers. The below illustrates an annual transfer of $5,000 with program election occurring at the time of Contract issue. As used below, BOY refers to the beginning of Contract Year and EOY refers to the end of Contract Year.

APP A-18

Contract Year*	Contract Value (BOY)	Contract Value (EOY)	Annual Performance(1)	PPA - Benefit Balance(2) (BOY)	Total Death Benefit (BOY)	Transfer Amount
1	$100,000	$102,000	2.00%	$10,000	$112,000	$5,000
2	97,000	100,000	3.09%	15,300	115,300	5,000
3	95,000	94,500	(0.53)%	20,759	115,259	5,000
4	89,500	95,000	6.15%	26,382	121,382	5,000
5	90,000	98,000	8.89%	32,173	130,173	5,000
6	93,000	106,000	13.98%	38,138	144,138	5,000
7	101,000	104,000	2.97%	44,283	148,283	5,000
8	99,000	105,000	6.06%	50,611	155,611	5,000

*	Contract Year “0” represents your Contract issue date.

(1)
The annual performance displayed applies only to the Contract Value. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)	Annual interests of 3% was utilized in determining the Benefit Balance.

(b)	Investment Gains Option
Under this option, we will automatically transfer over any investment gains determined under the program on an annual basis into the PPA. In this example the program was established at the time of Contract issue and there is fluctuating (positive and negative) market conditions. As used below, BOY refers to beginning of Contract Year and EOY refers to end of Contract Year.

Contract Year*	Contract Value (BOY)	Contract Value (EOY)	Investment Gains(1)(2)	PPA Benefit Balance (BOY)	PPA Benefit Balance (EOY)(3)
1	$100,000	$99,000	-	$10,000	$10,300
2	99,000	101,000	$1,000	10,300	11,609
3	100,000	95,000		11,609	11,957
4	95,000	93,550	-(4)	11,957	12,316
5	93,550	98,000	-	12,316	12,685
6	98,000	100,000	-	12,685	13,066
7	100,000	99,500	-	13,066	13,458
8	99,500	102,000	2,000	13,458	15,8612

*	Contract Year “0” represents your Contract issue date.

(1)
Investment Gains are determined by comparing the positive difference between your Anniversary Value and starting value adjusted for Surrenders as of each Contract Anniversary. For example, in Contract Year 2, we compare the $100,000 PPA Benefit Balance to the Contract Value EOY $101,000.

(2)	Is the amount transferred to the PPA.

(3)	Annual Credited Interest Rate of 3% was utilized in determining the Benefit Balance. (4) No transfer to the PPA occurs as there are no Investment Gains.

(c)	Investment Gains Option
Any optional Death Benefits elected with your Contract would be impacted by the transfer of investment gains.
Return of Premium V elected:

Contract Year*	Contract Value (BOY)	Contract Value (EOY)	Investment Gains	ROP V PPA Transfer Limit Prior to Transfer	ROP V Premiums Prior to Transfer	ROP V Premiums After Transfer
1	$100,000	$99,000	-	$5,000	$100,000	$100,000
2	99,000	101,000	$1,000	5,000	100,000	99,000(1)

*	Contract Year “0” represents your Contract issue date.

APP A-19

Maximum Anniversary Value V elected:

Contract Year*	Contract Value (BOY)	Contract Value (EOY)	Investment Gains	MAV V PPA Transfer Limit Prior to Transfer	Anniversary Value Prior to Transfer	Anniversary Value (EOY)
1	$100,000	$99,000	-	$5,000	$100,000	$100,000(2)
2	99,000	101,000	$1,000	5,000	100,000	100,000(3)

*	Contract Year “0” represents your Contract issue date.

(1)	Transfers to the PPA up to the PPA Transfer Limit impact the ROP V by the amount transferred.

(2)	The Contract Year 1 Anniversary Value would also be adjusted to $99,000.00 due to the Contract Year 2 $1,000 transfer.

(3)	Transfers to the PPA up to the PPA Transfer Limit impact the MAV V by the amount transferred. The $1,000 reduction is applied to the $101,000 Maximum Anniversary Value.

(d)	Income Path-Annual Transfer Schedule with Performance:
In this example, the Income Path program is established at the time of Contract issue. The current age of the Annuitant is 70, and the Target Income Age is 75; therefore, the length of time to the Target Income Age 5 years. The starting allocation elected is 60% Contract Value and 40% PPA. The Target Allocation elected is 20% Contract Value and 80% PPA. If there was no financial activity and flat annual performance, we would transfer 8.00% annually:
(Contract Value starting allocation - Contract Value ending allocation) / number of years from program start date to Target Income Age
(60 - 20) / 5 = 8.00%

(e)	Income Path Annual Transfer Schedule with Performance:

		“Prior to Transfer” Percentages		Income Path Program Annual Allocation Percentage Targets		Actual Transfer from CV to PPA: Percentage	“After Transfer” Percentages
Contract Year*	Annual Contract Value Performance (1)	Contract Value (BOY)	PPA - Benefit Balance	Contract Value (EOY)	PPA - Benefit Balance	Transfer of Contract Value %	Contract Value	PPA - Benefit Balance
0		60.0%	40.00%	60.0%	40.00%		60.0%	40.00%
1	-0.07	57.53%	42.47%	56.67%(2)	43.33%	0.86%(3)	56.67%	43.33%
2	-0.14	52.20%	47.80%	53.34%	46.66%	0%(4)	52.20%	47.80%
3	0.079	53.36%	46.64%	50.01%	49.99%	3.35%	50.01%	49.99%
4	0.081	51.22%	48.78%	46.67%	53.33%	4.55%	46.67%	53.33%
5	0.066	47.53%	52.47%	43.32%	56.68%	4.21%	43.32%	56.68%
6	-0.024	42.00%	58.00%	40.00%	60.00%	2.00%	40.00%	60.00%

*	Contract Year “0” represents your Contract issue date.

(1)
The annual performance displayed applies only to the Contract Value. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)
Calculated as follows: previous year Contract Value percentage − (starting allocation − ending allocation) / number of years from program start date to Target Income Age: 60.00% − (60 − 40) / 6 = 56.67%

(3)	Calculated as follows: Contract Value prior to transfer percentage − Contract Value percentage target: 57.53% − 56.67% = 0.86%

(4)	No transfer occurs because the current allocation exceeds the Target Allocation for that year.

APP A-20

Maximum Anniversary Value V Examples
This Death Benefit is equal to the greatest of A, B or C:
A = Contract Value (minus Premium Based Charges, if applicable);
B = Premium Payments adjusted for partial Surrenders; and
C = Maximum Anniversary Value.
Example 1: Assume your initial Premium Payment is $100,000.

Contract Year*	Contract Value(1)(2) "A"	PPA Transfer Limit(3)	Total Premium Payments (adjusted by Surrenders) "B"	Contract Value Performance(2)	Anniversary Value(4)	Maximum Anniversary Value at End of Each Contract Year "C"	Guaranteed Minimum Death Benefit at End of Each Contract Year Greatest of “A”, “B”, and "C"
0	$100,000	$5,000	$100,000	0.00%	—	—	$100,000
1	102,120	5,106	100,000	2.12%	$102,120	$102,120	102,120
2	107,001	5,350	100,000	4.78%	107,001(5)	107,001	107,001
3	105,664	5,350	100,000	-1.25%	105,664	107,001	107,001
4	96,260	5,350	100,000	-8.90%	96,260	107,001	107,001
5	106,425	5,350	100,000	10.56%	106,425	107,001	107,001

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)
Assumes annual performance on the Contract Value. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(3)	The Transfer Limit set at each Contract Anniversary will equal 5% of the greater of Premium Payment(s) or Maximum Anniversary Value.

(4)
Anniversary Value each year is first established as the Contract Value on that Anniversary and is later be adjusted by subsequent Premium Payments transfers to and from the PPA and partial Surrenders, if applicable.

(5)	Is the highest Anniversary Value and therefore is the Maximum Anniversary Value (MAV).
Example 2: Assume your initial Premium Payment is $100,000. At the end of Contract Year 2 you apply a subsequent Premium Payment of $50,000. In Contract Year 3 you transfer $7,850, an amount equal to the PPA Transfer Limit, to the PPA. In Contract Year 5 you take a partial Surrender for $10,000.

Contract Year*	Contract Value(1)(2) "A"	PPA Transfer Limit(3)	Total Premium Payments (adjusted by Surrenders) "B"	Anniversary Value(4)	Maximum Anniversary Value at End of Each Contract Year(2) "C"	Guaranteed Minimum Death Benefit at End of Each Contract Year Greatest of “A”, “B”, and "C"
0	$100,000	$5,000	$100,000	—	—	$100,000
1	102,120	5,000	100,000	$133,989(5)(6)(7)	$102,120	102,120
2	157,001	5,106	150,000(8)	138,522(5)(6)(7)(9)	157,001	157,001
3	147,189	7,850	142,150(10)	136,700(6)	149,151	149,151
4	134,089	7,458	142,150	124,533(6)	149,151	149,151
5	130,324	7,458	132,020(6)	130,324	138,522	138,522(9)

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

APP A-21

(2)
Assumes annual performance on the Contract Value, as well as subsequent Premium Payment, transfers to and from the Personal Pension Account and partial Surrender activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(3)	The Transfer Limit set at each Contract Anniversary will equal 5% of the greater of Premium Payment(s) or Maximum Anniversary Value.

(4)
Anniversary Value each year is first established as the Contract Value on that Anniversary and is later be adjusted by subsequent Premium Payments, transfers to and from the Personal Pension Account and partial Surrenders, if applicable.

(5)	The Contract Year 1 & 2 Anniversary Values are adjusted by the subsequent Premium Payment of $50,000.

(6)
The $10,000 partial Surrender results in a factor of 0.92873 being applied to Premium Payments as well as all previous Anniversary Values. The factor of 0.92873 is derived by 1−(partial Surrender $10,000 / Contract Value prior to Surrender $140,324).

(7)	The $7,850 transfer to the Personal Pension Account results in a dollar-for-dollar reduction to Premium Payments as well as all previous Anniversary Values.

(8)	Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(9)	Is the Maximum Anniversary Value as adjusted by subsequent Premium Payments, transfers to and from the Personal Pension Account and partial Surrenders.

(10)	Premium Payments of $150,000 are adjusted by the transfer to the Personal Pension Account of $7,850.
Example 3: Assume the same facts as the example above, except that in Contract Year 3 you transfer $10,000, an amount in excess of the PPA Transfer Limit, to the PPA.

Contract Year*	Contract Value "A"(1)(2)	PPA Transfer Limit(3)	Premium Payments "B"	Anniversary Value(4)	Maximum Anniversary Value at End of Each Contract Year(2) "C"	Guaranteed Minimum Death Benefit at End of Each Contract Year Greatest of “A”, “B”, and "C"
0	$100,000	$5,000	$100,000	—	—	$100,000
1	102,120	5,000	100,000	$132,559(5)(6)(7)	$102,120	102,120
2	157,001	5,106	150,000(8)	136,344(5)(6)(7)(9)	157,001	157,001
3	145,039	7,850	140,074(10)	134,550(6)	146,973	146,973
4	132,130	7,349	140,074	122,575(6)	146,973	146,973
5	128,274	7,349	129,943(6)	128,274	136,344	136,344(9)

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)
Assumes annual performance on the Contract Value, as well as subsequent Premium Payment, transfer to/from PPA, and partial Surrender activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(3)	The Transfer Limit set at each Contract Anniversary will equal 5% of the greater of Premium Payment(s) or Maximum Anniversary Value.

(4)
Anniversary Value each year is first established as the Contract Value on that Anniversary and is later adjusted by subsequent Premium Payments, transfers to and from the PPA, and partial Surrenders, if applicable.

(5)	The Contract Year 1 & 2 Anniversary Values are adjusted by the subsequent Premium Payment of $50,000.

(6)
The $10,000 partial Surrender results in a factor of 0.92768 being applied to Premium Payments as well as all previous Anniversary Values. The factor of 0.92768 is derived by 1−(partial Surrender $10,000 / Contract Value prior to Surrender $138,274).

(7)
The $10,000 transfer to the Personal Pension Account results in a dollar for dollar reduction to Premium Payments as well as all previous Anniversary Values up to the PPA Transfer Limit of $7,850 and then a factor of 0.98539 is applied. The factor of 0.98539 is derived by 1−(A/(B−C)): A is the amount transferred in excess of the PPA Transfer Limit $2,145; B is

APP A-22

the Contract Value prior to the transfer $155,039; and C is the PPA Transfer Limit less any previous transfers to the PPA that contract year $7,850.

(8)	Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(9)	Is the Maximum Anniversary Value as adjusted by subsequent Premium Payments, transfers to/from Personal Pension Account, and partial Surrenders.

(10)	Premium Payments of $150,000 are adjusted by the transfer to the PPA of $10,000.
Example 4: Maximum Anniversary Value V Rider Charge Example - Assume the Maximum Anniversary Value is $102,120.00 and Premium Payments is $100,000. The current rider charge is 0.75%.
The current rider charge is assessed on the greater of the Maximum Anniversary Value or Premium Payments; therefore, the rider charge is $766, or $102,120 x 0.75%.
Example 5: A proportional reduction, in the form of a factor, is applied when a transfer to the Personal Pension Account in excess of the Transfer Limit occurs or when a partial Surrender is made.
The formula to calculate the proportional factor is 1 − ( A / B ):
A = The amount of the Surrender or transfer that exceeds a permissible limit, and
B = The Contract Value immediately prior to the transaction.
This example illustrates the impact of a transfer to the PPA in excess of the PPA Transfer Limit on the Maximum Anniversary Value V optional death benefit. Assume an amount equal to the PPA Transfer Limit has already been transferred during the Contract Year, and an additional amount of $10,000 is transferred to the PPA during the same Contract Year. Assume there have been no Surrenders and no prior excess transfers to the PPA.
Values immediately prior to the partial Surrender:

•	Your Contract Value is $140,000.

•	Your total Premium Payments are $120,000.

•	Your Maximum Anniversary Value V component of your Death Benefit is $150,000.

•	Your Personal Pension Account Benefit Balance is $6,000.
The factor for this transaction is 0.92857 and was derived from: 1 − ($10,000/$140,000).
Values after the partial Surrender:

•	Your Contract Value is $130,000.

•	Your total Premium Payments are $120,000.

•	Your Premium Payments adjusted for partial Surrenders and excess transfers to the PPA are $111,429.

•	Your Maximum Anniversary Value V component of your death benefit is $139,286.

•	Your PPA Benefit Balance is $16,000.
Return of Premium V Examples
Example 1: Assume your initial Premium Payment is $100,000. In Contract Year 2 you apply a subsequent Premium Payment of $50,000. In Contract Year 3 you transfer $7,500.00, an amount equal to the Personal Pension Account Transfer Limit, to the Personal Pension Account. In Contract Year 5 you take a partial Surrender for $10,000.

APP A-23

Contract Year*	Contract Value(1)(2)	PPA Transfer Limit(3)	Premium Payments	Guaranteed Minimum Death Benefit at End of Each Contract Year
0	$100,000		$100,000	$100,000
1	102,120	$5,000	100,000	102,120
2	157,001	5,000	150,000(4)	157,001
3	147,539	7,500	142,500(5)	147,539
4	134,408	7,125	142,500	142,500
5	130,658	7,125	132,369(6)	132,369

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)	Assumes annual performance on the Contract Value, as well as subsequent Premium Payment and partial Surrender activity.

(3)	The Transfer Limit set at each Contract Anniversary will equal 5% of Premium Payment(s).

(4)	Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(5)	Premium Payments of $150,000 are adjusted by the transfer to the PPA of $7,500.

(6)
The $10,000 partial Surrender results in a factor of 0.92890 being applied to Premium Payments. After multiplying the factor of 0.92890 to $142,500, the adjusted Premium Payments equal $132,369. The factor of 0.92890 is derived by 1−(partial Surrender $10,000 / Contract Value prior to Surrender $140,658).

Example 2: Assume the same facts as the example above, except that in Contract Year 3 you transfer $10,000, an amount in excess of the PPA Transfer Limit, to the Personal Pension Account.

Contract Year*	Contract Value(1)(2)	PPA Transfer Limit(3)	Premium Payments	Minimum Guaranteed Death Benefit at End of Each Contract Year
1	102,120	$5,000	100,000	102,120
2	157,001	5,000	150,000(4)	157,001
3	145,039	7,500	140,085(5)	145,039
4	132,130	7,004	140,085	140,085
5	128,274	7,004	129,954(6)	129,954

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)	Assumes annual performance on the Contract Value, as well as subsequent Premium Payment and partial Surrender activity.

(3)	The Transfer Limit set at each Contract Anniversary will equal 5% of Premium Payment(s).

(4)	Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(5)
The $10,000 transfer to the PPA results in a dollar-for-dollar reduction to Premium Payments as well as all previous Anniversary Values up to the PPA Transfer Limit of $7,500 and then a factor of 0.98305 is applied. The factor of 0.98305 is derived by 1−(A/(B−C)): A is the amount transferred in excess of the PPA Transfer Limit $2,500; B is the Contract Value prior to the transfer $155,039; and C is the Personal Pension Account Transfer Limit less any previous transfers to the PPA that Contract Year $7,500.

(6)	The $10,000 partial Surrender results in a factor of 0.92890 being applied to Premium Payments. After multiplying the factor of 0.92768 to $140,085, the adjusted Premium Payments equal $129,954. The

APP A-24

factor of 0.92768 is derived by 1−(partial Surrender $10,000 / Contract Value prior to Surrender $138,274).
Example 3: A proportional reduction, in the form of a factor, is applied when a transfer to the Personal Pension Account in excess of the Transfer Limit occurs or when a partial Surrender is made.
The formula to calculate the proportional factor is 1 − ( A / B ):
A = The amount of the surrender or transfer that exceeds a permissible limit, and
B = The Contract Value immediately prior to the transaction.
This example illustrates the impact of a partial Surrender on ROP V in a down market. Assume a partial Surrender taken in Contract Year 2 equals $5,000. All Surrenders reduce your ROP V Death Benefit value on a proportional basis.
Values immediately prior to the partial Surrender:

•	Your Contract Value is $85,000.

•	Your total Premium Payments are $100,000.

•	Your ROP V Death Benefit value is $100,000.
The factor for this transaction is 0.94117 and was derived from: 1 − ($5,000/$85,000).
Values after the partial Surrender:

•	Your Contract Value is $80,000.

•	Your total Premium Payments are $100,000.

•	Your ROP V Death Benefit value is $94,118.

APP A-25

Maximum Daily Value Examples
Example 1: Assume your initial Premium Payment is $100,000. On the 2nd Friday, you make an additional Premium Payment of $50,000

Valuation Days	Contract Value(1)	Maximum Daily Value	Premium Payments	Maximum Daily Value Death Benefit(2)
Monday	$100,000	$100,000	$100,000	$100,000
Tuesday	98,105	100,000	100,000	100,000
Wednesday	98,887	100,000	100,000	100,000
Thursday	101,321(3)	101,321(3)	100,000	101,321
Friday	101,895(3)	101,895(3)	100,000	101,895
Monday	103,676(3)	103,676(3)	100,000	103,676
Tuesday	105,460(3)	105,460(3)	100,000	105,460
Wednesday	105,120	105,460	100,000	105,460
Thursday	103,895	105,460	100,000	105,460
Friday	155,108(4)	155,460(4)	150,000(4)	155,460(4)

(1)	Does not reflect Premium Based Charge, if applicable.

(2)
The Death Benefit under Maximum Daily Value pays the greatest value of (A) the Maximum Daily Value, adjusted for partial Surrenders and Transfers to the PPA; (B) the Premium Payments, adjusted for partial Surrenders and Transfers to the PPA; or (C) the Contract Value, less Premium Based Charge, if applicable.

(3)	The Maximum Daily Value component is equal to the greater of the Contract Value or the Maximum Daily Value as of the prior Valuation Day.

(4)	The additional Premium Payment increases the Maximum Daily Value and Premium Payments components on a dollar-for-dollar basis.
Example 2: Assume you take a partial Surrender of $5,000 on the following Tuesday (prior to the partial Surrender, the Contract Value was $103,385).

Valuation Days	Contract Value(1)	Maximum Daily Value	Premium Payments	Maximum Daily Value Death Benefit
Monday	$102,568	$105,460	$100,000	$105,460
Tuesday	98,385	100,360(2)	95,164(2)	100,360
Wednesday	99,887	100,360	95,164	100,360
Thursday	99,460	100,360	95,164	100,360
Friday	101,052	101,052(3)	95,164	101,052

(1)	Does not reflect Premium Based Charge, if applicable.

(2)	The partial Surrender adjusts the Maximum Daily Value and Premium Payments components each by a factor of 0.95164. The factor is derived as [ 1 − ( $5,000 / $103,385 ) ].

(3)	The Maximum Daily Value continues to increase any day that the Contract Value exceeds the Maximum Daily Value as of the prior Valuation Day.
Example 3: Assume the same facts as above, and that you have elected Daily Lock Income Benefit and have a Lifetime Benefit Payment available of $5,677 when you take the partial Surrender of $5,000.

APP A-26

Valuation Days	Contract Value(1)	Maximum Daily Value	Premium Payments	Maximum Daily Value Death Benefit
Monday	$102,568	$105,460	$100,000	$105,460
Tuesday	98,385	100,460(2)	95,000(2)	100,460
Wednesday	99,887	100,460	95,000	100,460
Thursday	99,460	100,460	95,000	100,460
Friday	101,052	101,052	95,000	101,052

(1)	Does not reflect Premium Based Charge, if applicable.

(2)	The partial Surrender adjusts the Maximum Daily Value and Premium Payments components each by the dollar amount of the partial Surrender.
Example 4: Assume the same facts as Example 3, but instead of a partial Surrender you transfer $5,000 to the PPA on Tuesday. This is an amount equal to the applicable PPA Transfer Limit. Then, on Thursday and during the same Contract Year, you Transfer another $5,000 to the PPA (prior to this second Transfer, the Contract Value is $99,460).

Valuation Days	Contract Value(1)	Maximum Daily Value	Premium Payments	Maximum Daily Value Death Benefit
Monday	$102,568	$105,460	$100,000	$105,460
Tuesday	98,385	100,460(2)	95,000(2)	100,460
Wednesday	99,887	100,460	95,000	100,460
Thursday	94,460	95,410(3)	90,224(3)	95,410
Friday	96,052	96052	90,224	96,052

(1)	Does not reflect Premium Based Charge, if applicable.

(2)	The Transfer to PPA adjusts the Maximum Daily Value and Premium Payments components each by the dollar amount of the Transfer.

(3)	The Transfer to PPA adjusts the Maximum Daily Value and Premium Payments components each by a factor of 0.94973. The factor is derived as [ 1 − ($5,000 / $99,460) ].
Legacy Lock Examples
Your Legacy Lock is the greatest of Return of Premium V or Enhanced Return of Premium.
Example 1: Assume your initial Deposit is $100,000. At the end of Contract Year 1, you Surrender $5,300, which is equal to the Future6 or Daily Lock Income Benefit Lifetime Benefit Payment. In Contract Year 3, you Surrender $7,000, which is greater than the Lifetime Benefit Payment of $5,300.

		After Transaction
Contract Year*	Contract Value Prior to Transactions(1)(2)	Contract Value	Premium Payments Component of ROP V	Enhanced Return of Premium component of Legacy Lock	Legacy Lock(1)
0	$100,000	$100,000	$100,000	$100,000	$100,000
1	102,120	$96,820	94,810(3)	100,000(3)	$100,000
2	101,448	$101,448	94,810	100,000	$101,448
3	100,180	$93,180	88,185(4)	98,208(4)	$98,208
4	84,887	$84,887	88,185	98,208	$98,208
5	93,851	$93,851	88,185	98,208	$98,208

*	Contract Year “0” represents your Contract issue date

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)	Assumes annual performance on the Contract Value, as well as partial Surrenders.

APP A-27

(3)
As a result of the Surrender, the Return of Premium V is adjusted by a proportional factor of 0.94810. This factor is derived by 1 − (A / B): A is the amount of the Surrender; and B is the Contract Value prior to the Surrender. Because the Surrender did not exceed the Lifetime Benefit Payment, the Legacy Lock is not adjusted.

(4)
As a result of the Surrender, the Return of Premium V is adjusted by a proportional factor of 0.93013. This factor is derived by 1 − (A / B): A is the amount of the Surrender; and B is the Contract Value prior to the Surrender. Because the Surrender was in excess of the Lifetime Benefit Payment, the Legacy Lock is adjusted by a proportional factor of 0.98208. This factor is derived by 1 − (A/(B−C)): A is the amount Surrendered in excess of the Lifetime Benefit Payment; B is the Contract Value prior to the Surrender; and C is the available Lifetime Benefit Payment prior to the Surrender.

Example 2: Assume your initial Deposit is $100,000. In Contract Year 2, you transfer $10,000 to the PPA; this amount is in excess of the PPA Transfer Limit of $5,600.

		After Transaction
Contract Year*	Contract Value Prior to Transactions(1)(2)	Contract Value	Premium Payments Component of ROP V	Enhanced Return of Premium component of Legacy Lock	Legacy Lock(1)
0	$100,000	$100,000	$100,000	$100,000	$100,000
1	102,120	$102,120	100,000	100,000	$102,120
2	107,001	$97,001	90,304(3)	90,304(3)	$97,001
3	95,789	$95,789	90,304	90,304	$95,789
4	87,264	$87,264	90,304	90,304	$90,304
5	96,479	$96,479	90,304	90,304	$96,479

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)	Assumes annual performance on the Contract Value, as well as partial Surrender activity.

(3)
As a result of the transfer, both the Return of Premium V and Legacy Lock are adjusted. Each amount is first adjusted for the amount that does not exceed the PPA Transfer Limit ($5,600). Then, each value is adjusted by a proportional factor of 0.95660. This factor is derived as 1 − (A/(B−C)): A is the amount transferred in excess of the PPA Transfer Limit; B is the Contract Value prior to the transfer; and C is the amount of the available PPA Transfer Limit prior to the transaction.

Safety Plus Examples
Example 1: Assume your initial Premium Payment is $100,000. Prior to your first Contract Anniversary, you apply a subsequent Premium Payment of $50,000. In Contract Year 3 you apply an additional subsequent Premium Payment of $15,000.

APP A-28

Contract Year*	Contract Value(1)(2)	Premium Payments	Guaranteed Accumulation Benefit	Credit to Contract Value, if any
0	$100,000	$100,000	$100,000
0.5	145,000	150,000	150,000(3)
1	146,450	150,000	150,000
2	158,166	150,000	150,000
3	182,656(4)	165,000(4)	150,000(4)
4	160,737	165,000	150,000
5	152,700	165,000	150,000
6	166,443	165,000	150,000
7	174,766	165,000	150,000
8	157,289	165,000	150,000
9	143,133	165,000	150,000
10	135,976	165,000	150,000	$ 14,024(5)

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)	Assumes annual performance on the Contract Value, as well as subsequent Premium Payment activity.

(3)	The Guaranteed Accumulation Benefit of $100,000 is adjusted by the subsequent Premium Payment in the first Contract Year of $50,000.

(4)	The Guaranteed Accumulation Benefit of $150,000 is not adjusted by the subsequent Premium Payment in the third Contract Year of $15,000.

(5)
On the rider maturity date, a credit equal to the difference in the Contract Value and the Guaranteed Accumulation Benefit is applied to the Contract Value to bring the Contract Value equal to the Guaranteed Accumulation Benefit $150,000.

Example 2: Assume your initial Premium Payment is $100,000. In Contract Year 1 you transfer $5,000, an amount equal to the PPA Transfer Limit, to the PPA. After the rider maturity date, but prior to the eleventh Contract Anniversary, you transfer an amount equal to your Contract Value to the PPA.

Contract Year*	Contract Value(1)(2)	Guaranteed Accumulation Benefit	Credit to Contract Value, if any	PPA Accumulation Balance(3)
0	$100,000	$100,000		$5,000
1	90,950	95,000(4)		5,150
2	98,226	95,000		5,304
3	104,119	95,000		5,464
4	91,625	95,000		5,627
5	87,044	95,000		5,796
6	94,878	95,000		5,970
7	99,622	95,000		6,149
8	105,101	95,000		6,334
9	98,690	95,000		6,524
10	95,729	95,000	$ 0(5)	6,720
11	0	0		111,064(6)

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)	Assumes annual performance on the Contract Value, as well as transfer to the PPA activity.

(3)	Assumes a Credited Interest Rate of 3% is applied to the PPA Accumulation Balance.

APP A-29

(4)	The Guaranteed Accumulation Benefit of $100,000 is adjusted by the transfer to the PPA in the first Contract Year of $5,000.

(5)	On the rider maturity date, a credit is not applied to the Contract Value since the Contract Value exceeds the Guaranteed Accumulation Benefit.

(6)
An amount equal to $104,345 is transferred to the PPA; this amount is equal to the entire Contract Value and assumes investment performance of 9.0% since the 10th Contract Anniversary. $95,000 of the total $104,345 transferred will receive maximum guaranteed Payout Purchase Rates with a one-time increase to the Payout Purchase Rate (referred to as an Income Enhancer). The remaining $9,345 transferred will receive then current maximum guaranteed Payout Purchase Rates. Please Section 7, Safety Plus, “Does your Benefit Base Change Under the Rider.”

Example 3: Assume an initial contribution of $100,000, and during Contract Year 4 you make a partial Surrender of$7,000.

Contract Year*	Contract Value(1)(2)	Partial Surrender	Guaranteed Accumulation Benefit
0	$100,000	—	$100,000
1	93,000	—	100,000
2	84,630	—	100,000
3	88,862	—	100,000
4	94,193	$7,000	92,568(2)
5	97,961	—	92,568
6	96,002	—	92,568
7	102,722	—	92,568
8	110,940	—	92,568
9	105,393	—	92,568
10	106,447	—	92,568(3)

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable

(2)	The partial Surrender of $7,000 reduces the Guaranteed Accumulation Benefit by a factor of 0.92568, The factor is derived from 1 − ($7,000 / $94,193).

(3)	Because the Guaranteed Accumulation Benefit is less than the Contract Value on the tenth Anniversary, there would be no adjustment applied. The Safety Plus rider would subsequently terminate.
Example 4: A proportional reduction, in the form of a factor, is applied when a transfer to the PPA in excess of the Transfer Limit occurs or when a partial Surrender is made. The formula to calculate the proportional factor is 1 − (A / B):
A = The amount of the surrender or transfer that exceeds a permissible limit, and
B = The Contract Value immediately prior to the transaction.
This example illustrates the impact of a partial surrender on the Safety Plus rider in a down market. Assume a partial Surrender taken in Contract Year 4 equals $8,000. All surrenders reduce the Guaranteed Accumulation Benefit value on a proportional basis.
Values immediately prior to the partial Surrender:

•	Your Contract Value is $90,000.

•	Your total Premium Payments are $100,000.

•	Your Guaranteed Accumulation Benefit value is $100,000.
The factor for this transaction is 0.911111 and was derived from: 1 − ($8,000/$90,000).
Values after the partial Surrender:

•	Your Contract Value is $82,000.

APP A-30

•	Your total Premium Payments are $100,000.

•	Your Guaranteed Accumulation Benefit value is $91,111.
Future5 and Future6 Examples
Future 5 and Future6 operate similarly except vary by Deferral Bonus, fees and investment restrictions. The following benefit features illustrated below apply to Future5 and Future6 interchangeably.
Example 1: Assume your initial Premium Payment is $100,000. Your Contract Value, Payment Base and Bonus Base are all equal to $100,000. You have elected Future5 - Single Life, and based on your age of 60 you initial Withdrawal Percentage is at 4%. In Contract Years 7, 9, 11 and 12 you take partial Surrender of the amount equal to your available Lifetime Benefit Payment. In Contract Year 10, you take a partial Surrender of $10,000.

Contract Year*	Age	Contract Value(1)(2)	Deferral Bonus	Withdrawal Percentage	Lifetime Benefit Payment	Surrender Amount	Payment Base at End of Each Contract Year	Bonus Base at End of Each Contract Year
0	60	$100,000	$0	4%	$4,000	$0	$100,000	$100,000
1	61	93,930	5,000	4%	4,200	0	105,000(3)	100,000
2	62	101,632	5,000	4%	4,400	0	110,000	100,000
3	63	106,694	5,000	4%	4,600	0	115,000	100,000
4	64	118,408	5,000	4%	4,800	0	120,000	100,000
5	65	125,726	5,000	5%	6,286(4)	0	125,726(5)	125,726(5)
6	66	137,306	6,286	5%	6,865	0	137,306	137,306
7	67	127,722	6,865	5%	7,209	7,209(6)	144,171	0(6)
8	68	126,683	0	5%	7,209	0	144,171	0
9	69	134,538	0	5%	7,209	7,209	144,171	0
10	70	138,025	0	5%	7,209	10,000(7)	141,094(7)	0
11	71	140,955	0	5%	7,055	7,055	141,094	0
12	72	141,319	0	5%	7,066	7,066	141,319	0

*	Contract Year “0” represents your Contract issue date.

(1)
Assumes annual performance on the Contract Value and partial Surrender activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)	Does not reflect a Premium Based Charge, if applicable.

(3)	The Deferral Bonus is applied to the Payment Base on Contract Anniversaries 1, 2, 3 and 4.

(4)
The Lifetime Benefit Payment increases as the result of the increases in the Payment Base. Additionally, because no Surrenders have been taken, the Withdrawal Percentage increases to 5% upon attaining the age of 65.

(5)	Applies a Market Increase to the Payment Base and the Bonus Base on Contract Anniversaries 5 and 6 because the Contract Value exceeds the Deferral Bonus Base.

(6)
A partial Surrender equal to the Lifetime Benefit Payment does not impact the Payment Base or Lifetime Benefit Payment, but as the first Surrender it resets the Bonus Base to $0 and there are no subsequent Deferral Bonus opportunities.

(7)	A partial Surrender of $10,000 is in excess of the Lifetime Benefit Payment; the Payment Base is reset by a factor of 0.97866 derived from 1 − ($2,791 / ($138,025 − $7,209)).
Example 2: Assume the election of Future5 and Maximum Anniversary Value V, with an initial Premium Payment of
$100,000 at age 65. In Contract Year 2, a transfer to the PPA equal to the Transfer Limit occurs. In Contract Year 4, a transfer in excess of the Transfer Limit occurs.

APP A-31

Contract Year*	Contract Value(1)	Future5 Payment Base at Beginning of Each Contract Year	MAV V Death Benefit at Beginning of Each Contract Year	PPA Transfer Limit / Lifetime Benefit Payment(2)	Transfer to PPA	Future5 Payment Base at End of Each Contract Year	MAV V Death Benefit at End of Each Contract Year
0	$100,000	$100,000	100,000	$5,000	$0	$100,000	$100,000
1	93,930	105,000	100,000	5,250	0	105,000	100,000
2	101,632	110,000	101,632	5,500	5,500(3)	104,500	96,132
3	100,920	109,500	100,920	5,475	0	109,500	100,920
4	112,001	114,500	112,001	5,725	10,000(4)	104,399(4)	102,001(4)
5	108,304	108,304	108,304	5,415	0	108,304	108,304
6	118,279	118,279	118,279	5,914	0	118,279	118,279
7	110,023	118,279	118,279	5,914	0	118,279	118,279
8	115,656	118,279	118,279	5,914	0	118,279	118,279

(1)
Assumes annual performance on the Contract Value as well as transfers to/from PPA. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)
When Future5 is elected and the Lifetime Eligible Income Date has been attained, the prevailing PPA Transfer Limit for both optional benefits is equal to the Lifetime Benefit Payment. This is because the Future5 or Future6 Transfer Limit always prevails over any optional Death Benefit Transfer Limits.

(3)	The transfer of $5,500 equals the PPA Transfer Limit; the Future5 Payment Base and MAV V Death Benefit is reduced by the dollar amount of the transfer.

(4)
The transfer of $10,000 exceeds the PPA Transfer Limit; the Future5 Payment Base is first reduced by the dollar amount up to the PPA Transfer Limit, and then by a factor of 0.95977 (Derived from 1 − (($10,000 − $5,725) / ($112,001 − $5,725)). The MAV V is similarly reset, first by the dollar amount up to the Transfer Limit, and then by the same factor of 0.95977. This transaction also resets the Bonus Base to $0

(5)	Does not reflect a Premium Based Charge, if applicable.
Example 3: A proportional reduction, in the form of a factor, is applied when a transfer is made to the PPA in excess of the PPA Transfer Limit occurs, or when a partial Surrender is taken in excess of the Threshold Payment or Lifetime Benefit Payment, if applicable. The factor can be calculated as 1 − (A / ( B − C):
A = The amount of the surrender or transfer that exceeds the Threshold Payment, Lifetime Benefit Payment, or Transfer Limit,
B = The Contract Value immediately prior to the transaction, and
C = The remaining Threshold Payment, Lifetime Benefit Payment or Transfer Limit immediately prior to the transaction.
This example illustrates the impact of a transfer to the PPA in excess of the PPA Transfer Limit on with Future5 or Future6. Assume an amount equal to the PPA Transfer Limit has already been transferred during the Contract Year, and an additional amount of $15,000 is transferred to the PPA during the same Contract Year. Assume there have been no Surrenders and no prior excess transfers to the PPA.
Values immediately prior to the partial Surrender:

•	Your Contract Value is $200,000.

•	Your total Premium Payments are $180,000.

•	Your Payment Base is $225,000.

•	Your Deferral Bonus Base is $210,000.

•	Your Personal Pension Account Benefit Balance is $10,000.
The factor for this transaction is 0.9250 and was derived from: 1 − ($15,000/$200,000).
Values after the partial Surrender:

•	Your Contract Value is $185,000.

APP A-32

•	Your total Premium Payments are $180,000.

•	Your Payment Base is $208,125.

•	Your Deferral Bonus Base is $0.

•	Your PPA Benefit Balance is $25,000.
Daily Lock Income Benefit Examples
Example 1: Assume your initial Premium Payment is $100,000, you are age 67, and you elected Daily Lock Income Benefit - Single Life Option. No partial Surrenders have occurred.

Valuation Days	Contract Value(1)	Payment Base	Anniversary Payment Base	Deferral Bonus Base	Lifetime Benefit Payment	PPA Transfer Limit(2)
Monday	$100,000	$100,000	$100,000	$100,000	$5,000	$5,000
Tuesday	98,105	100,000	100,000	100,000	5,000	5,000
Wednesday	98,887	100,000	100,000	100,000	5,000	5,000
Thursday	101,321	101,321(3)	100,000	100,000	5,066(3)	5,000
Friday	101,895	101,895(3)	100,000	100,000	5,094(3)	5,000
Monday	103,676	103,676(3)	100,000	100,000	5,183(3)	5,000
Tuesday	105,460	105,460(3)	100,000	100,000	5,273(3)	5,000
Wednesday	105,120	105,460	100,000	100,000	5,273	5,000
Thursday	103,895	105,460	100,000	100,000	5,273	5,000
Friday	105,108	105,460	100,000	100,000	5,273	5,000

(1)	Does not reflect Premium Based Charge, if applicable.

(2)	PPA Transfer Limit does not increase due to Market Increases.

(3)	When the Contract Value exceeds the Payment Base as of the prior Valuation Day, the Payment Base increases. As no partial Surrender has occurred, the Lifetime Benefit Payment also increases.
Example 2: Assume the same facts as above, and the next Tuesday is the first Contract Anniversary.

Valuation Days	Contract Value(1)	Payment Base	Anniversary Payment Base	Deferral Bonus Base	Lifetime Benefit Payment	PPA Transfer Limit
Monday	$102,568	$105,460	$100,000	$100,000	$5,273	$5,000
Tuesday	104,385	106,000(2)	106,000	100,000	5,300	5,300(3)
Wednesday	105,887	106,000	106,000	100,000	5,300	5,300
Thursday	105,460	106,000	106,000	100,000	5,300	5,300
Friday	107,459	107,459	106,000	100,000	5,373	5,300

(1)	Does not reflect Premium Based Charge, if applicable.

(2)
On the Contract Anniversary, a Deferral Bonus increase occurs because the sum of the Anniversary Payment Base as of the prior Valuation Day ($100,000) plus 6% of the Deferral Bonus Base as of the prior Valuation Day ($6,000) exceeds both the Payment Base as of the prior Valuation Day and the current Contract Value.

(3)	The PPA Transfer Limit is set on the Contract Anniversary to equal the applicable Withdrawal Percent (5%) times the Payment Base.
Example 3: Assume the same facts as above, and the next Thursday is the second Contract Anniversary. Additionally, on Wednesday of the following week you take your first partial Surrender of $473 that represents one-twelfth of your Lifetime Benefit Payment (prior to the partial Surrender, the Contract Value was $112,931).

APP A-33

Valuation Days	Contract Value(1)	Payment Base	Anniversary Payment Base	Deferral Bonus Base	Lifetime Benefit Payment	PPA Transfer Limit
Monday	$110,941	$110,941	$106,000	$100,000	$5,547	$5,300
Tuesday	112,576	112,576	106,000	100,000	5,629	5,300
Wednesday	111,892	112,576	106,000	100,000	5,629	5,300
Thursday	113,540(2)	113,540(2)	113,540	113,540(2)	5,677	5,677
Friday	112,137	113,540	113,540	113,540	5,677	5,677
Monday	111,244	113,540	113,540	113,540	5,677	5,677
Tuesday	111,509	113,540	113,540	113,540	5,677	5,677
Wednesday	112,458	113,540	113,540	0(3)	5,677	5,677
Thursday	112,044	113,540	113,540	0	5,677	5,677
Friday	114,286	114,286(4)	113,540	0	5,677(4)	5,677

(1)	Does not reflect Premium Based Charge, if applicable.

(2)
On the Contract Anniversary, the Contract Value exceeds both the Payment Base as of the prior Valuation Day and the sum of the Anniversary Payment Base as of the prior Valuation Day ($106,000) plus 6% of the Deferral Bonus Base as of the prior Valuation Day ($6,000). There is no Deferral Bonus increase applied, but the Deferral Bonus Base increases to the Payment Base.

(3)	The Deferral Bonus Period terminates upon the partial Surrender, and the Deferral Bonus Base is zero.

(4)	Market Increases continue to occur to the Payment Base; however, following the first partial Surrender, the Lifetime Benefit Payment amount does not increase due to the Market Increase.
Example 4: Assume the same facts as above, but instead you make a partial Surrender of $10,000 instead of one-twelfth of the Lifetime Benefit Payment.

Valuation Days	Contract Value(1)	Payment Base	Anniversary Payment Base	Deferral Bonus Base	Lifetime Benefit Payment	PPA Transfer Limit
Monday	$111,244	$113,540	$113,540	$113,540	$5,677	$5,677
Tuesday	111,509	113,540	113,540	113,540	5,677	5,677
Wednesday	103,404	108,964(2)	108,964(2)	0(2)	5,459(2)	5,459(2)
Thursday	102,517	108,964	108,964	0	5,459	5,459
Friday	104,759	108,964	108,964	0	5,459	5,459

(1)	Does not reflect Premium Based Charge, if applicable.

(2)
The partial Surrender in excess of the Lifetime Benefit Payment adjusts the Payment Base and the Anniversary Payment Base by a factor of 0.95969. The factor is derived as [1 − ( ($10,000 − $5,677) / ($112,931 − $5,677) ) ]. Upon the excess partial Surrender, the Lifetime Benefit Payment and PPA Transfer Limit values are reset. There is zero Lifetime Benefit Payment available.

APP B-1

Appendix B — Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The table below shows the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits.
Hartford Life Insurance Company
B Shares

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.317	$16.273	$14.087	$12.506	$12.609
Accumulation Unit Value at end of period	$17.427	$17.317	$16.273	$14.087	$12.506
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.201	$24.206	$17.702	$15.039	$15.120
Accumulation Unit Value at end of period	$24.549	$26.201	$24.206	$17.702	$15.039
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	3	2	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.520	$13.158	$10.273	$9.111	$9.258
Accumulation Unit Value at end of period	$15.082	$14.520	$13.158	$10.273	$9.111
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	2	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.763	$14.515	$11.247	$9.740	$9.575
Accumulation Unit Value at end of period	$16.391	$16.763	$14.515	$11.247	$9.740
Number of Accumulation Units outstanding at end of period (in thousands)	6	5	3	3	1
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.511	$14.721	$11.269	$9.899	$9.621
Accumulation Unit Value at end of period	$15.744	$16.511	$14.721	$11.269	$9.899
Number of Accumulation Units outstanding at end of period (in thousands)	111	118	134	150	27
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.409	$13.360	$10.081	$8.934	$9.182
Accumulation Unit Value at end of period	$15.262	$14.409	$13.360	$10.081	$8.934
Number of Accumulation Units outstanding at end of period (in thousands)	24	27	45	62	4
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.294	$14.114	$11.446	$10.295	$10.104
Accumulation Unit Value at end of period	$15.071	$15.294	$14.114	$11.446	$10.295
Number of Accumulation Units outstanding at end of period (in thousands)	33	34	48	59	3
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.941	$11.791	$10.372	$9.494	$9.712
Accumulation Unit Value at end of period	$11.744	$11.941	$11.791	$10.372	$9.494
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	7	5	1
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.225	$20.937	$16.092	$13.946	$14.052
Accumulation Unit Value at end of period	$23.171	$23.225	$20.937	$16.092	$13.946
Number of Accumulation Units outstanding at end of period (in thousands)	74	71	82	87	19

APP B-2

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.303	$21.171	$15.684	$13.779	$14.458
Accumulation Unit Value at end of period	$21.797	$22.303	$21.171	$15.684	$13.779
Number of Accumulation Units outstanding at end of period (in thousands)	12	8	7	6	1
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.156	$13.783	$13.868	$12.663	$12.638
Accumulation Unit Value at end of period	$13.792	$14.156	$13.783	$13.868	$12.663
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	4	4	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.988	$13.470	$11.908	$10.648	$10.518
Accumulation Unit Value at end of period	$12.905	$13.988	$13.470	$11.908	$10.648
Number of Accumulation Units outstanding at end of period (in thousands)	14	22	20	15	2
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.092	$14.385	$11.354	$10.089	$10.004
Accumulation Unit Value at end of period	$14.433	$15.092	$14.385	$11.354	$10.089
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	2	1
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.101	$15.140	$11.900	$10.489	$10.334
Accumulation Unit Value at end of period	$15.189	$16.101	$15.140	$11.900	$10.489
Number of Accumulation Units outstanding at end of period (in thousands)	100	106	108	106	23
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.561	$16.274	$12.641	$11.382	$11.105
Accumulation Unit Value at end of period	$16.793	$17.561	$16.274	$12.641	$11.382
Number of Accumulation Units outstanding at end of period (in thousands)	51	54	56	56	12
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.800	$17.831	$13.184	$11.221	$11.030
Accumulation Unit Value at end of period	$16.355	$17.800	$17.831	$13.184	$11.221
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	1	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.927	$11.798	$11.510	$10.283	$10.283
Accumulation Unit Value at end of period	$11.379	$11.927	$11.798	$11.510	$10.283
Number of Accumulation Units outstanding at end of period (in thousands)	20	20	18	15	2
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.712	$13.834	$10.038	$8.559	$8.725
Accumulation Unit Value at end of period	$14.731	$14.712	$13.834	$10.038	$8.559
Number of Accumulation Units outstanding at end of period (in thousands)	94	97	100	119	37
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.736	$15.407	$11.447	$9.821	$9.796
Accumulation Unit Value at end of period	$18.783	$17.736	$15.407	$11.447	$9.821
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.085	$14.368	$10.990	$9.763	$9.559
Accumulation Unit Value at end of period	$15.756	$16.085	$14.368	$10.990	$9.763
Number of Accumulation Units outstanding at end of period (in thousands)	78	80	86	98	33

APP B-3

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.868	$10.670	$—	$—	$—
Accumulation Unit Value at end of period	$11.636	$10.868	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.742	$14.805	$11.004	$8.752	$9.238
Accumulation Unit Value at end of period	$18.541	$16.742	$14.805	$11.004	$8.752
Number of Accumulation Units outstanding at end of period (in thousands)	15	24	19	21	3
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.313	$12.113	$11.483	$10.136	$10.047
Accumulation Unit Value at end of period	$11.675	$12.313	$12.113	$11.483	$10.136
Number of Accumulation Units outstanding at end of period (in thousands)	24	24	24	23	8
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.621	$12.202	$10.127	$8.501	$8.756
Accumulation Unit Value at end of period	$11.736	$11.621	$12.202	$10.127	$8.501
Number of Accumulation Units outstanding at end of period (in thousands)	74	69	69	79	20
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.557	$11.007	$11.265	$10.570	$10.486
Accumulation Unit Value at end of period	$11.389	$11.557	$11.007	$11.265	$10.570
Number of Accumulation Units outstanding at end of period (in thousands)	72	82	74	65	22
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.577	$10.378	$10.656	$10.369	$10.311
Accumulation Unit Value at end of period	$10.651	$10.577	$10.378	$10.656	$10.369
Number of Accumulation Units outstanding at end of period (in thousands)	107	105	102	106	62
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.729	$9.802	$9.876	$9.941	$9.949
Accumulation Unit Value at end of period	$9.657	$9.729	$9.802	$9.876	$9.941
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	13	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.866	$14.374	$10.990	$9.479	$9.366
Accumulation Unit Value at end of period	$15.235	$15.866	$14.374	$10.990	$9.479
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	8	10	1
HIMCO VIT American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.088	$16.936	$—	$—	$—
Accumulation Unit Value at end of period	$17.377	$18.088	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	17	—	—	—
HIMCO VIT American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.918	$10.932	$—	$—	$—
Accumulation Unit Value at end of period	$10.841	$10.918	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	14	—	—	—
HIMCO VIT American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.332	$10.634	$—	$—	$—
Accumulation Unit Value at end of period	$9.815	$10.332	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—

APP B-4

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
HIMCO VIT American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.012	$14.238	$—	$—	$—
Accumulation Unit Value at end of period	$14.670	$15.012	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	—	—	—
HIMCO VIT American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.194	$12.502	$—	$—	$—
Accumulation Unit Value at end of period	$13.105	$13.194	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—
HIMCO VIT American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.171	$15.984	$—	$—	$—
Accumulation Unit Value at end of period	$18.168	$17.171	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	153	149	—	—	—
HIMCO VIT American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.944	$16.827	$—	$—	$—
Accumulation Unit Value at end of period	$18.040	$17.944	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	131	115	—	—	—
HIMCO VIT American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.098	$11.882	$—	$—	$—
Accumulation Unit Value at end of period	$11.438	$12.098	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	85	76	—	—	—
HIMCO VIT American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.579	$10.949	$—	$—	$—
Accumulation Unit Value at end of period	$10.140	$10.579	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.523	$21.715	$—	$—	$—
Accumulation Unit Value at end of period	$23.563	$23.523	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	132	136	—	—	—
HIMCO VIT Portfolio Diversifier Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.883	$8.060	$—	$—	$—
Accumulation Unit Value at end of period	$7.684	$7.883	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3,552	3,923	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.811	$12.198	$12.106	$11.013	$11.013
Accumulation Unit Value at end of period	$12.168	$12.811	$12.198	$12.106	$11.013
Number of Accumulation Units outstanding at end of period (in thousands)	11	5	4	4	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.064	$18.726	$14.618	$12.950	$13.220
Accumulation Unit Value at end of period	$18.737	$20.064	$18.726	$14.618	$12.950
Number of Accumulation Units outstanding at end of period (in thousands)	29	27	32	42	4
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.864	$16.959	$14.378	$12.557	$12.871
Accumulation Unit Value at end of period	$16.317	$16.864	$16.959	$14.378	$12.557
Number of Accumulation Units outstanding at end of period (in thousands)	86	85	88	88	31

APP B-5

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.452	$17.829	$13.969	$12.711	$12.954
Accumulation Unit Value at end of period	$17.548	$18.452	$17.829	$13.969	$12.711
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	—
Invesco V.I. Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.901	$9.964	$9.993	$—	$—
Accumulation Unit Value at end of period	$9.837	$9.901	$9.964	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	50	19	13	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.711	$22.392	$16.441	$14.560	$14.491
Accumulation Unit Value at end of period	$21.268	$22.711	$22.392	$16.441	$14.560
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	4	3	1
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.666	$15.111	$14.061	$12.576	$12.486
Accumulation Unit Value at end of period	$15.326	$15.666	$15.111	$14.061	$12.576
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	7	5	6
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.241	$18.075	$13.401	$12.198	$12.333
Accumulation Unit Value at end of period	$18.458	$19.241	$18.075	$13.401	$12.198
Number of Accumulation Units outstanding at end of period (in thousands)	54	57	61	73	42
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.336	$17.144	$12.697	$11.402	$11.603
Accumulation Unit Value at end of period	$17.696	$18.336	$17.144	$12.697	$11.402
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.707	$21.955	$16.190	$13.919	$14.277
Accumulation Unit Value at end of period	$25.273	$23.707	$21.955	$16.190	$13.919
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.597	$14.794	$10.545	$8.779	$9.202
Accumulation Unit Value at end of period	$13.219	$13.597	$14.794	$10.545	$8.779
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	2	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.281	$12.656	$12.905	$12.133	$12.058
Accumulation Unit Value at end of period	$13.118	$13.281	$12.656	$12.905	$12.133
Number of Accumulation Units outstanding at end of period (in thousands)	20	20	21	17	6
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.325	$16.111	$13.657	$12.391	$12.368
Accumulation Unit Value at end of period	$17.113	$17.325	$16.111	$13.657	$12.391
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	2	1	—

APP B-6

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.821	$19.930	$14.794	$12.849	$12.809
Accumulation Unit Value at end of period	$21.477	$21.821	$19.930	$14.794	$12.849
Number of Accumulation Units outstanding at end of period (in thousands)	75	82	96	99	24
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.411	$11.433	$11.495	$10.078	$10.156
Accumulation Unit Value at end of period	$10.295	$11.411	$11.433	$11.495	$10.078
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	12	12	10
PIMCO Global Dividend Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.252	$12.221	$10.320	$9.462	$9.544
Accumulation Unit Value at end of period	$11.075	$12.252	$12.221	$10.320	$9.462
Number of Accumulation Units outstanding at end of period (in thousands)	29	28	43	53	3
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.020	$9.645	$10.541	$9.754	$10.084
Accumulation Unit Value at end of period	$9.929	$10.020	$9.645	$10.541	$9.754
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.612	$21.095	$16.035	$13.528	$13.388
Accumulation Unit Value at end of period	$22.745	$23.612	$21.095	$16.035	$13.528
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	1	—	30
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.259	$21.435	$15.967	$13.756	$13.726
Accumulation Unit Value at end of period	$23.577	$24.259	$21.435	$15.967	$13.756
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	28
Putnam VT Voyager Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.158	$20.327	$14.235	$12.543	$13.269
Accumulation Unit Value at end of period	$20.669	$22.158	$20.327	$14.235	$12.543
Number of Accumulation Units outstanding at end of period (in thousands)	85	88	98	121	52
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.995	$13.599	$11.140	$9.492	$9.770
Accumulation Unit Value at end of period	$11.124	$11.995	$13.599	$11.140	$9.492
Number of Accumulation Units outstanding at end of period (in thousands)	85	87	81	81	16
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.536	$11.418	$11.319	$9.909	$10.063
Accumulation Unit Value at end of period	$10.958	$11.536	$11.418	$11.319	$9.909
Number of Accumulation Units outstanding at end of period (in thousands)	15	14	15	14	3
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.873	$15.414	$11.876	$9.877	$10.050
Accumulation Unit Value at end of period	$13.809	$14.873	$15.414	$11.876	$9.877
Number of Accumulation Units outstanding at end of period (in thousands)	108	113	105	105	24

APP B-7

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009
Huntington VA Dividend Capture Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.582	$19.689	$16.495	$14.872	$13.960	$12.187	$11.503
Accumulation Unit Value at end of period	$20.818	$21.582	$19.689	$16.495	$14.872	$13.960	$12.187
Number of Accumulation Units outstanding at end of period (in thousands)	7	9	5	3	3	1	—
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.063	$13.763	$11.548	$10.427	$10.217	$—	$—
Accumulation Unit Value at end of period	$14.508	$15.063	$13.763	$11.548	$10.427	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	58	181	137	5	—	—	—
Huntington VA Situs Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.111	$24.742	$18.849	$15.448	$15.669	$12.150	$11.686
Accumulation Unit Value at end of period	$22.271	$24.111	$24.742	$18.849	$15.448	$15.669	$12.150
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	3	3	3	2	—
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.687	$16.122	$12.300	$10.096	$10.300	$—	$—
Accumulation Unit Value at end of period	$14.468	$15.687	$16.122	$12.300	$10.096	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	9	8	9	—	—	—

C Shares

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.053	$17.110	$14.937	$13.374	$13.499
Accumulation Unit Value at end of period	$18.015	$18.053	$17.110	$14.937	$13.374
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.277	$27.279	$20.119	$17.239	$17.351
Accumulation Unit Value at end of period	$27.199	$29.277	$27.279	$20.119	$17.239
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.074	$12.863	$10.128	$9.059	$9.215
Accumulation Unit Value at end of period	$14.496	$14.074	$12.863	$10.128	$9.059
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.215	$14.160	$11.065	$9.664	$9.511
Accumulation Unit Value at end of period	$15.721	$16.215	$14.160	$11.065	$9.664
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.988	$14.376	$11.099	$9.833	$9.567
Accumulation Unit Value at end of period	$15.116	$15.988	$14.376	$11.099	$9.833
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.938	$13.033	$9.918	$8.865	$9.121
Accumulation Unit Value at end of period	$14.638	$13.938	$13.033	$9.918	$8.865
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—

APP B-8

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.794	$13.769	$11.261	$10.215	$10.037
Accumulation Unit Value at end of period	$14.454	$14.794	$13.769	$11.261	$10.215
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.550	$11.502	$10.205	$9.420	$9.648
Accumulation Unit Value at end of period	$11.264	$11.550	$11.502	$10.205	$9.420
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.432	$22.213	$17.219	$15.050	$15.180
Accumulation Unit Value at end of period	$24.169	$24.432	$22.213	$17.219	$15.050
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	5	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.384	$24.302	$18.156	$16.088	$16.899
Accumulation Unit Value at end of period	$24.599	$25.384	$24.302	$18.156	$16.088
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	—
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.207	$11.005	$11.167	$10.283	$10.275
Accumulation Unit Value at end of period	$10.826	$11.207	$11.005	$11.167	$10.283
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.413	$19.825	$17.675	$15.940	$15.762
Accumulation Unit Value at end of period	$18.672	$20.413	$19.825	$17.675	$15.940
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.913	$18.181	$14.472	$12.970	$12.875
Accumulation Unit Value at end of period	$17.934	$18.913	$18.181	$14.472	$12.970
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.428	$19.372	$15.357	$13.651	$13.465
Accumulation Unit Value at end of period	$19.107	$20.428	$19.372	$15.357	$13.651
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.938	$15.830	$12.402	$11.262	$10.999
Accumulation Unit Value at end of period	$16.060	$16.938	$15.830	$12.402	$11.262
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	7	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.983	$25.240	$18.822	$16.155	$15.898
Accumulation Unit Value at end of period	$22.761	$24.983	$25.240	$18.822	$16.155
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—

APP B-9

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.190	$16.152	$15.893	$14.319	$14.335
Accumulation Unit Value at end of period	$15.315	$16.190	$16.152	$15.893	$14.319
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.230	$13.496	$9.876	$8.493	$8.666
Accumulation Unit Value at end of period	$14.129	$14.230	$13.496	$9.876	$8.493
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	7	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.156	$15.030	$11.262	$9.744	$9.730
Accumulation Unit Value at end of period	$18.015	$17.156	$15.030	$11.262	$9.744
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.559	$14.016	$10.813	$9.687	$9.495
Accumulation Unit Value at end of period	$15.111	$15.559	$14.016	$10.813	$9.687
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	6	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.801	$10.652	$—	$—	$—
Accumulation Unit Value at end of period	$11.466	$10.801	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.194	$14.443	$10.826	$8.685	$9.177
Accumulation Unit Value at end of period	$17.782	$16.194	$14.443	$10.826	$8.685
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.910	$11.817	$11.298	$10.058	$9.980
Accumulation Unit Value at end of period	$11.197	$11.910	$11.817	$11.298	$10.058
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.240	$11.903	$9.963	$8.435	$8.698
Accumulation Unit Value at end of period	$11.256	$11.240	$11.903	$9.963	$8.435
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.178	$10.737	$11.083	$10.488	$10.416
Accumulation Unit Value at end of period	$10.923	$11.178	$10.737	$11.083	$10.488
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	12	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.231	$10.124	$10.484	$10.288	$10.243
Accumulation Unit Value at end of period	$10.215	$10.231	$10.124	$10.484	$10.288
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—

APP B-10

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.411	$9.563	$9.717	$9.864	$9.883
Accumulation Unit Value at end of period	$9.262	$9.411	$9.563	$9.717	$9.864
Number of Accumulation Units outstanding at end of period (in thousands)	—	4	4	5	2
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.346	$14.022	$10.812	$9.406	$9.303
Accumulation Unit Value at end of period	$14.611	$15.346	$14.022	$10.812	$9.406
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
HIMCO VIT American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.137	$21.700	$—	$—	$—
Accumulation Unit Value at end of period	$22.040	$23.137	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
HIMCO VIT American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.847	$12.885	$—	$—	$—
Accumulation Unit Value at end of period	$12.648	$12.847	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
HIMCO VIT American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.130	$12.505	$—	$—	$—
Accumulation Unit Value at end of period	$11.424	$12.130	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
HIMCO VIT American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.439	$20.368	$—	$—	$—
Accumulation Unit Value at end of period	$20.774	$21.439	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
HIMCO VIT American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.505	$22.310	$—	$—	$—
Accumulation Unit Value at end of period	$23.149	$23.505	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
HIMCO VIT American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.493	$22.839	$—	$—	$—
Accumulation Unit Value at end of period	$25.697	$24.493	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
HIMCO VIT American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.013	$21.617	$—	$—	$—
Accumulation Unit Value at end of period	$22.941	$23.013	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
HIMCO VIT American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.827	$17.538	$—	$—	$—
Accumulation Unit Value at end of period	$16.713	$17.827	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—

APP B-11

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
HIMCO VIT American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.279	$17.913	$—	$—	$—
Accumulation Unit Value at end of period	$16.422	$17.279	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.087	$16.724	$—	$—	$—
Accumulation Unit Value at end of period	$17.964	$18.087	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
HIMCO VIT Portfolio Diversifier Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.647	$7.831	$—	$—	$—
Accumulation Unit Value at end of period	$7.391	$7.647	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.405	$11.912	$11.923	$10.939	$10.951
Accumulation Unit Value at end of period	$11.682	$12.405	$11.912	$11.923	$10.939
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.502	$19.298	$15.193	$13.574	$13.873
Accumulation Unit Value at end of period	$18.984	$20.502	$19.298	$15.193	$13.574
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.836	$19.104	$16.335	$14.387	$14.763
Accumulation Unit Value at end of period	$18.070	$18.836	$19.104	$16.335	$14.387
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.212	$13.850	$10.944	$10.043	$10.246
Accumulation Unit Value at end of period	$13.401	$14.212	$13.850	$10.944	$10.043
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Invesco V.I. Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.768	$9.914	$9.982	$—	$—
Accumulation Unit Value at end of period	$9.623	$9.768	$9.914	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.359	$23.228	$17.200	$15.362	$15.306
Accumulation Unit Value at end of period	$21.690	$23.359	$23.228	$17.200	$15.362
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.217	$18.695	$17.544	$15.825	$15.729
Accumulation Unit Value at end of period	$18.641	$19.217	$18.695	$17.544	$15.825
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—

APP B-12

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.329	$15.470	$11.568	$10.619	$10.748
Accumulation Unit Value at end of period	$15.531	$16.329	$15.470	$11.568	$10.619
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	—
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.340	$19.179	$14.326	$12.974	$13.218
Accumulation Unit Value at end of period	$19.463	$20.340	$19.179	$14.326	$12.974
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.210	$23.546	$17.511	$15.183	$15.591
Accumulation Unit Value at end of period	$26.647	$25.210	$23.546	$17.511	$15.183
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.152	$14.432	$10.374	$8.711	$9.140
Accumulation Unit Value at end of period	$12.678	$13.152	$14.432	$10.374	$8.711
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.885	$13.345	$13.723	$13.013	$12.946
Accumulation Unit Value at end of period	$13.599	$13.885	$13.345	$13.723	$13.013
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	5	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.602	$16.508	$14.113	$12.914	$12.904
Accumulation Unit Value at end of period	$17.239	$17.602	$16.508	$14.113	$12.914
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.298	$20.539	$15.376	$13.469	$13.441
Accumulation Unit Value at end of period	$21.761	$22.298	$20.539	$15.376	$13.469
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	—
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.037	$11.153	$11.309	$10.000	$10.088
Accumulation Unit Value at end of period	$9.874	$11.037	$11.153	$11.309	$10.000
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
PIMCO Global Dividend Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.851	$11.922	$10.153	$9.389	$9.481
Accumulation Unit Value at end of period	$10.622	$11.851	$11.922	$10.153	$9.389
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.692	$9.409	$10.371	$9.679	$10.016
Accumulation Unit Value at end of period	$9.523	$9.692	$9.409	$10.371	$9.679
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—

APP B-13

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.657	$16.811	$12.887	$10.965	$10.864
Accumulation Unit Value at end of period	$17.820	$18.657	$16.811	$12.887	$10.965
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.773	$16.729	$12.568	$10.920	$10.908
Accumulation Unit Value at end of period	$18.091	$18.773	$16.729	$12.568	$10.920
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Putnam VT Voyager Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.495	$14.336	$10.125	$8.998	$9.529
Accumulation Unit Value at end of period	$14.331	$15.495	$14.336	$10.125	$8.998
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.700	$19.096	$15.777	$13.557	$13.969
Accumulation Unit Value at end of period	$15.358	$16.700	$19.096	$15.777	$13.557
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	—
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.525	$15.497	$15.494	$13.680	$13.907
Accumulation Unit Value at end of period	$14.622	$15.525	$15.497	$15.494	$13.680
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	8	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.485	$20.366	$15.825	$13.274	$13.522
Accumulation Unit Value at end of period	$17.938	$19.485	$20.366	$15.825	$13.274
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—

I Shares

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.654	$16.531	$14.260	$12.616	$12.714
Accumulation Unit Value at end of period	$17.828	$17.654	$16.531	$14.260	$12.616
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.710	$24.590	$17.920	$15.172	$15.247
Accumulation Unit Value at end of period	$25.114	$26.710	$24.590	$17.920	$15.172
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.707	$13.281	$10.333	$9.132	$9.275
Accumulation Unit Value at end of period	$15.331	$14.707	$13.281	$10.333	$9.132
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—

APP B-14

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.994	$14.664	$11.323	$9.771	$9.602
Accumulation Unit Value at end of period	$16.676	$16.994	$14.664	$11.323	$9.771
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.732	$14.865	$11.340	$9.927	$9.644
Accumulation Unit Value at end of period	$16.010	$16.732	$14.865	$11.340	$9.927
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.608	$13.498	$10.149	$8.963	$9.207
Accumulation Unit Value at end of period	$15.527	$14.608	$13.498	$10.149	$8.963
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.505	$14.259	$11.523	$10.328	$10.132
Accumulation Unit Value at end of period	$15.332	$15.505	$14.259	$11.523	$10.328
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.105	$11.912	$10.442	$9.524	$9.739
Accumulation Unit Value at end of period	$11.948	$12.105	$11.912	$10.442	$9.524
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.677	$21.269	$16.291	$14.069	$14.169
Accumulation Unit Value at end of period	$23.704	$23.677	$21.269	$16.291	$14.069
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.736	$21.507	$15.877	$13.900	$14.579
Accumulation Unit Value at end of period	$22.299	$22.736	$21.507	$15.877	$13.900
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.431	$14.002	$14.039	$12.774	$12.744
Accumulation Unit Value at end of period	$14.109	$14.431	$14.002	$14.039	$12.774
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.203	$17.468	$15.389	$13.712	$13.538
Accumulation Unit Value at end of period	$16.852	$18.203	$17.468	$15.389	$13.712
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.477	$17.551	$13.804	$12.224	$12.116
Accumulation Unit Value at end of period	$17.733	$18.477	$17.551	$13.804	$12.224
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.335	$19.055	$14.925	$13.109	$12.910
Accumulation Unit Value at end of period	$19.251	$20.335	$19.055	$14.925	$13.109
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—

APP B-15

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.353	$21.565	$16.693	$14.978	$14.606
Accumulation Unit Value at end of period	$22.410	$23.353	$21.565	$16.693	$14.978
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.278	$24.235	$17.857	$15.145	$14.880
Accumulation Unit Value at end of period	$22.385	$24.278	$24.235	$17.857	$15.145
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.740	$14.530	$14.126	$12.575	$12.570
Accumulation Unit Value at end of period	$14.112	$14.740	$14.530	$14.126	$12.575
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.915	$13.976	$10.105	$8.587	$8.749
Accumulation Unit Value at end of period	$14.987	$14.915	$13.976	$10.105	$8.587
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.981	$15.565	$11.524	$9.852	$9.823
Accumulation Unit Value at end of period	$19.109	$17.981	$15.565	$11.524	$9.852
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.307	$14.515	$11.064	$9.794	$9.585
Accumulation Unit Value at end of period	$16.029	$16.307	$14.515	$11.064	$9.794
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.896	$10.678	$—	$—	$—
Accumulation Unit Value at end of period	$11.706	$10.896	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.973	$14.957	$11.078	$8.781	$9.264
Accumulation Unit Value at end of period	$18.863	$16.973	$14.957	$11.078	$8.781
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.483	$12.237	$11.561	$10.169	$10.074
Accumulation Unit Value at end of period	$11.878	$12.483	$12.237	$11.561	$10.169
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.781	$12.327	$10.195	$8.529	$8.780
Accumulation Unit Value at end of period	$11.940	$11.781	$12.327	$10.195	$8.529
Number of Accumulation Units outstanding at end of period (in thousands)	—	2	2	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.716	$11.119	$11.341	$10.604	$10.514
Accumulation Unit Value at end of period	$11.586	$11.716	$11.119	$11.341	$10.604
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2

APP B-16

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.723	$10.484	$10.727	$10.402	$10.340
Accumulation Unit Value at end of period	$10.836	$10.723	$10.484	$10.727	$10.402
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.863	$9.903	$9.943	$9.973	$9.976
Accumulation Unit Value at end of period	$9.825	$9.863	$9.903	$9.943	$9.973
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	8	1
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.085	$14.521	$11.064	$9.510	$9.391
Accumulation Unit Value at end of period	$15.499	$16.085	$14.521	$11.064	$9.510
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
HIMCO VIT American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.386	$21.881	$—	$—	$—
Accumulation Unit Value at end of period	$22.546	$23.386	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—
HIMCO VIT American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.621	$12.628	$—	$—	$—
Accumulation Unit Value at end of period	$12.576	$12.621	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
HIMCO VIT American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.922	$12.261	$—	$—	$—
Accumulation Unit Value at end of period	$11.364	$11.922	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
HIMCO VIT American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.793	$18.759	$—	$—	$—
Accumulation Unit Value at end of period	$19.410	$19.793	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
HIMCO VIT American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.807	$17.809	$—	$—	$—
Accumulation Unit Value at end of period	$18.746	$18.807	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
HIMCO VIT American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.611	$21.034	$—	$—	$—
Accumulation Unit Value at end of period	$24.009	$22.611	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—
HIMCO VIT American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.367	$20.961	$—	$—	$—
Accumulation Unit Value at end of period	$22.566	$22.367	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
HIMCO VIT American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.494	$15.207	$—	$—	$—
Accumulation Unit Value at end of period	$14.701	$15.494	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	2	—	—	—

APP B-17

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
HIMCO VIT American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.797	$15.303	$—	$—	$—
Accumulation Unit Value at end of period	$14.233	$14.797	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	—	—	—
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.981	$22.121	$—	$—	$—
Accumulation Unit Value at end of period	$24.105	$23.981	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	—	—	—
HIMCO VIT Portfolio Diversifier Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.982	$8.156	$—	$—	$—
Accumulation Unit Value at end of period	$7.808	$7.982	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.982	$12.318	$12.182	$11.043	$11.038
Accumulation Unit Value at end of period	$12.374	$12.982	$12.318	$12.182	$11.043
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.454	$19.023	$14.798	$13.064	$13.331
Accumulation Unit Value at end of period	$19.169	$20.454	$19.023	$14.798	$13.064
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.192	$17.228	$14.556	$12.667	$12.978
Accumulation Unit Value at end of period	$16.693	$17.192	$17.228	$14.556	$12.667
Number of Accumulation Units outstanding at end of period (in thousands)	—	2	2	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.811	$18.112	$14.142	$12.822	$13.062
Accumulation Unit Value at end of period	$17.952	$18.811	$18.112	$14.142	$12.822
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—
Invesco V.I. Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.956	$9.984	$9.997	$—	$—
Accumulation Unit Value at end of period	$9.927	$9.956	$9.984	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.152	$22.747	$16.644	$14.688	$14.611
Accumulation Unit Value at end of period	$21.758	$23.152	$22.747	$16.644	$14.688
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.961	$15.342	$14.226	$12.679	$12.583
Accumulation Unit Value at end of period	$15.670	$15.961	$15.342	$14.226	$12.679
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.603	$18.352	$13.558	$12.298	$12.429
Accumulation Unit Value at end of period	$18.872	$19.603	$18.352	$13.558	$12.298
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—

APP B-18

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.682	$17.406	$12.846	$11.495	$11.693
Accumulation Unit Value at end of period	$18.092	$18.682	$17.406	$12.846	$11.495
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.168	$22.304	$16.389	$14.041	$14.396
Accumulation Unit Value at end of period	$25.855	$24.168	$22.304	$16.389	$14.041
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.785	$14.946	$10.616	$8.807	$9.227
Accumulation Unit Value at end of period	$13.448	$13.785	$14.946	$10.616	$8.807
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.539	$12.857	$13.064	$12.240	$12.159
Accumulation Unit Value at end of period	$13.420	$13.539	$12.857	$13.064	$12.240
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.662	$16.367	$13.826	$12.500	$12.471
Accumulation Unit Value at end of period	$17.507	$17.662	$16.367	$13.826	$12.500
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.245	$20.246	$14.976	$12.962	$12.916
Accumulation Unit Value at end of period	$21.971	$22.245	$20.246	$14.976	$12.962
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.568	$11.550	$11.572	$10.110	$10.184
Accumulation Unit Value at end of period	$10.474	$11.568	$11.550	$11.572	$10.110
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
PIMCO Global Dividend Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.421	$12.346	$10.389	$9.493	$9.570
Accumulation Unit Value at end of period	$11.267	$12.421	$12.346	$10.389	$9.493
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.158	$9.744	$10.612	$9.785	$10.111
Accumulation Unit Value at end of period	$10.102	$10.158	$9.744	$10.612	$9.785
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.071	$21.430	$16.233	$13.647	$13.500
Accumulation Unit Value at end of period	$23.269	$24.071	$21.430	$16.233	$13.647
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.731	$21.775	$16.164	$13.877	$13.840
Accumulation Unit Value at end of period	$24.120	$24.731	$21.775	$16.164	$13.877
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—

APP B-19

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
Putnam VT Voyager Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.589	$20.650	$14.411	$12.654	$13.380
Accumulation Unit Value at end of period	$21.145	$22.589	$20.650	$14.411	$12.654
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.372	$17.367	$14.178	$12.037	$12.384
Accumulation Unit Value at end of period	$14.307	$15.372	$17.367	$14.178	$12.037
Number of Accumulation Units outstanding at end of period (in thousands)	—	2	2	—	—
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.592	$14.392	$14.217	$12.404	$12.590
Accumulation Unit Value at end of period	$13.910	$14.592	$14.392	$14.217	$12.404
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.701	$19.313	$14.829	$12.290	$12.499
Accumulation Unit Value at end of period	$17.425	$18.701	$19.313	$14.829	$12.290
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
L Shares

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.599	$12.882	$11.241	$10.059	$10.153
Accumulation Unit Value at end of period	$13.577	$13.599	$12.882	$11.241	$10.059
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.504	$16.301	$12.016	$10.291	$10.357
Accumulation Unit Value at end of period	$16.269	$17.504	$16.301	$12.016	$10.291
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.100	$12.881	$10.137	$9.062	$9.218
Accumulation Unit Value at end of period	$14.530	$14.100	$12.881	$10.137	$9.062
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.246	$14.181	$11.076	$9.669	$9.515
Accumulation Unit Value at end of period	$15.760	$16.246	$14.181	$11.076	$9.669
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.018	$14.396	$11.109	$9.837	$9.570
Accumulation Unit Value at end of period	$15.152	$16.018	$14.396	$11.109	$9.837
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	9	—

APP B-20

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.965	$13.053	$9.928	$8.869	$9.124
Accumulation Unit Value at end of period	$14.674	$13.965	$13.053	$9.928	$8.869
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	11	14	3
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.823	$13.789	$11.272	$10.220	$10.041
Accumulation Unit Value at end of period	$14.490	$14.823	$13.789	$11.272	$10.220
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	10	12	3
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.572	$11.519	$10.214	$9.424	$9.651
Accumulation Unit Value at end of period	$11.292	$11.572	$11.519	$10.214	$9.424
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.418	$15.828	$12.263	$10.713	$10.806
Accumulation Unit Value at end of period	$17.239	$17.418	$15.828	$12.263	$10.713
Number of Accumulation Units outstanding at end of period (in thousands)	18	19	21	26	3
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.115	$14.463	$10.800	$9.565	$10.047
Accumulation Unit Value at end of period	$14.655	$15.115	$14.463	$10.800	$9.565
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	1	1	—
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.230	$11.023	$11.180	$10.290	$10.281
Accumulation Unit Value at end of period	$10.854	$11.230	$11.023	$11.180	$10.290
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.520	$13.124	$11.696	$10.542	$10.424
Accumulation Unit Value at end of period	$12.374	$13.520	$13.124	$11.696	$10.542
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.587	$14.016	$11.151	$9.989	$9.915
Accumulation Unit Value at end of period	$13.839	$14.587	$14.016	$11.151	$9.989
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.563	$14.751	$11.688	$10.384	$10.242
Accumulation Unit Value at end of period	$14.564	$15.563	$14.751	$11.688	$10.384
Number of Accumulation Units outstanding at end of period (in thousands)	19	19	20	23	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.974	$15.856	$12.416	$11.269	$11.005
Accumulation Unit Value at end of period	$16.102	$16.974	$15.856	$12.416	$11.269
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	10	11	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.205	$17.373	$12.949	$11.109	$10.931
Accumulation Unit Value at end of period	$15.682	$17.205	$17.373	$12.949	$11.109
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	—

APP B-21

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.528	$11.495	$11.305	$10.180	$10.191
Accumulation Unit Value at end of period	$10.910	$11.528	$11.495	$11.305	$10.180
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.258	$13.515	$9.885	$8.497	$8.670
Accumulation Unit Value at end of period	$14.163	$14.258	$13.515	$9.885	$8.497
Number of Accumulation Units outstanding at end of period (in thousands)	25	27	41	51	40
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.189	$15.052	$11.273	$9.749	$9.734
Accumulation Unit Value at end of period	$18.059	$17.189	$15.052	$11.273	$9.749
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.589	$14.037	$10.823	$9.692	$9.499
Accumulation Unit Value at end of period	$15.148	$15.589	$14.037	$10.823	$9.692
Number of Accumulation Units outstanding at end of period (in thousands)	25	26	39	46	35
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.805	$10.653	$—	$—	$—
Accumulation Unit Value at end of period	$11.476	$10.805	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.226	$14.464	$10.836	$8.689	$9.180
Accumulation Unit Value at end of period	$17.826	$16.226	$14.464	$10.836	$8.689
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	1
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.933	$11.834	$11.309	$10.063	$9.984
Accumulation Unit Value at end of period	$11.225	$11.933	$11.834	$11.309	$10.063
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	1	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.262	$11.920	$9.972	$8.439	$8.701
Accumulation Unit Value at end of period	$11.283	$11.262	$11.920	$9.972	$8.439
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	18	20	14
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.200	$10.753	$11.094	$10.493	$10.420
Accumulation Unit Value at end of period	$10.950	$11.200	$10.753	$11.094	$10.493
Number of Accumulation Units outstanding at end of period (in thousands)	19	18	18	16	12
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.251	$10.139	$10.494	$10.293	$10.247
Accumulation Unit Value at end of period	$10.240	$10.251	$10.139	$10.494	$10.293
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.429	$9.577	$9.726	$9.868	$9.887
Accumulation Unit Value at end of period	$9.285	$9.429	$9.577	$9.726	$9.868
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—

APP B-22

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.377	$14.043	$10.823	$9.410	$9.307
Accumulation Unit Value at end of period	$14.647	$15.377	$14.043	$10.823	$9.410
Number of Accumulation Units outstanding at end of period (in thousands)	3	7	5	7	2
HIMCO VIT American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.483	$16.395	$—	$—	$—
Accumulation Unit Value at end of period	$16.662	$17.483	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	6	—	—	—
HIMCO VIT American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.553	$10.583	$—	$—	$—
Accumulation Unit Value at end of period	$10.395	$10.553	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
HIMCO VIT American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.987	$10.294	$—	$—	$—
Accumulation Unit Value at end of period	$9.411	$9.987	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
HIMCO VIT American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.510	$13.784	$—	$—	$—
Accumulation Unit Value at end of period	$14.067	$14.510	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
HIMCO VIT American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.752	$12.103	$—	$—	$—
Accumulation Unit Value at end of period	$12.565	$12.752	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
HIMCO VIT American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.596	$15.474	$—	$—	$—
Accumulation Unit Value at end of period	$17.421	$16.596	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	29	30	—	—	—
HIMCO VIT American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.344	$16.290	$—	$—	$—
Accumulation Unit Value at end of period	$17.298	$17.344	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	15	—	—	—
HIMCO VIT American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.693	$11.502	$—	$—	$—
Accumulation Unit Value at end of period	$10.967	$11.693	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	11	—	—	—
HIMCO VIT American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.225	$10.599	$—	$—	$—
Accumulation Unit Value at end of period	$9.723	$10.225	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.126	$16.758	$—	$—	$—
Accumulation Unit Value at end of period	$18.012	$18.126	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	186	214	—	—	—

APP B-23

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
HIMCO VIT Portfolio Diversifier Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.660	$7.845	$—	$—	$—
Accumulation Unit Value at end of period	$7.408	$7.660	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	929	1,014	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.428	$11.929	$11.934	$10.943	$10.954
Accumulation Unit Value at end of period	$11.710	$12.428	$11.929	$11.934	$10.943
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.147	$15.191	$11.954	$10.675	$10.909
Accumulation Unit Value at end of period	$14.959	$16.147	$15.191	$11.954	$10.675
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	4	1
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.866	$13.042	$11.146	$9.812	$10.068
Accumulation Unit Value at end of period	$12.349	$12.866	$13.042	$11.146	$9.812
Number of Accumulation Units outstanding at end of period (in thousands)	17	18	18	21	9
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.243	$13.872	$10.956	$10.049	$10.252
Accumulation Unit Value at end of period	$13.437	$14.243	$13.872	$10.956	$10.049
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Invesco V.I. Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.775	$9.917	$9.982	$—	$—
Accumulation Unit Value at end of period	$9.636	$9.775	$9.917	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.246	$17.140	$12.686	$11.324	$11.282
Accumulation Unit Value at end of period	$16.021	$17.246	$17.140	$12.686	$11.324
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.822	$12.467	$11.693	$10.543	$10.478
Accumulation Unit Value at end of period	$12.444	$12.822	$12.467	$11.693	$10.543
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.363	$15.496	$11.581	$10.625	$10.754
Accumulation Unit Value at end of period	$15.572	$16.363	$15.496	$11.581	$10.625
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	18	23	15
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.366	$15.424	$11.516	$10.424	$10.619
Accumulation Unit Value at end of period	$15.668	$16.366	$15.424	$11.516	$10.424
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.280	$17.065	$12.685	$10.993	$11.287
Accumulation Unit Value at end of period	$19.332	$18.280	$17.065	$12.685	$10.993
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.178	$14.453	$10.384	$8.715	$9.144
Accumulation Unit Value at end of period	$12.709	$13.178	$14.453	$10.384	$8.715
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—

APP B-24

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.077	$10.641	$10.937	$10.365	$10.312
Accumulation Unit Value at end of period	$10.854	$11.077	$10.641	$10.937	$10.365
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	3	3	1
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.330	$13.433	$11.479	$10.498	$10.489
Accumulation Unit Value at end of period	$14.042	$14.330	$13.433	$11.479	$10.498
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.710	$16.305	$12.200	$10.682	$10.659
Accumulation Unit Value at end of period	$17.292	$17.710	$16.305	$12.200	$10.682
Number of Accumulation Units outstanding at end of period (in thousands)	21	22	23	28	3
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.059	$11.169	$11.320	$10.004	$10.092
Accumulation Unit Value at end of period	$9.898	$11.059	$11.169	$11.320	$10.004
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—
PIMCO Global Dividend Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.874	$11.939	$10.163	$9.393	$9.484
Accumulation Unit Value at end of period	$10.648	$11.874	$11.939	$10.163	$9.393
Number of Accumulation Units outstanding at end of period (in thousands)	6	5	10	11	3
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.711	$9.422	$10.381	$9.683	$10.020
Accumulation Unit Value at end of period	$9.547	$9.711	$9.422	$10.381	$9.683
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.697	$16.838	$12.902	$10.972	$10.870
Accumulation Unit Value at end of period	$17.867	$18.697	$16.838	$12.902	$10.972
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	—	—	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.813	$16.756	$12.582	$10.927	$10.914
Accumulation Unit Value at end of period	$18.139	$18.813	$16.756	$12.582	$10.927
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Putnam VT Voyager Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.528	$14.359	$10.136	$9.003	$9.534
Accumulation Unit Value at end of period	$14.369	$15.528	$14.359	$10.136	$9.003
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	10	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.593	$13.249	$10.941	$9.397	$9.682
Accumulation Unit Value at end of period	$10.667	$11.593	$13.249	$10.941	$9.397
Number of Accumulation Units outstanding at end of period (in thousands)	10	12	12	14	2
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.150	$11.125	$11.116	$9.810	$9.973
Accumulation Unit Value at end of period	$10.507	$11.150	$11.125	$11.116	$9.810
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	—

APP B-25

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.375	$15.018	$11.664	$9.778	$9.960
Accumulation Unit Value at end of period	$13.241	$14.375	$15.018	$11.664	$9.778
Number of Accumulation Units outstanding at end of period (in thousands)	21	20	20	23	1
Hartford Life and Annuity Insurance Company
B Shares

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.317	$16.273	$14.087	$12.506	$12.609
Accumulation Unit Value at end of period	$17.427	$17.317	$16.273	$14.087	$12.506
Number of Accumulation Units outstanding at end of period (in thousands)	26	38	62	64	60
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.201	$24.206	$17.702	$15.039	$15.120
Accumulation Unit Value at end of period	$24.549	$26.201	$24.206	$17.702	$15.039
Number of Accumulation Units outstanding at end of period (in thousands)	18	23	20	49	22
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.520	$13.158	$10.273	$9.111	$9.258
Accumulation Unit Value at end of period	$15.082	$14.520	$13.158	$10.273	$9.111
Number of Accumulation Units outstanding at end of period (in thousands)	60	66	75	27	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.763	$14.515	$11.247	$9.740	$9.575
Accumulation Unit Value at end of period	$16.391	$16.763	$14.515	$11.247	$9.740
Number of Accumulation Units outstanding at end of period (in thousands)	5	12	4	2	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.511	$14.721	$11.269	$9.899	$9.621
Accumulation Unit Value at end of period	$15.744	$16.511	$14.721	$11.269	$9.899
Number of Accumulation Units outstanding at end of period (in thousands)	183	219	228	168	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.409	$13.360	$10.081	$8.934	$9.182
Accumulation Unit Value at end of period	$15.262	$14.409	$13.360	$10.081	$8.934
Number of Accumulation Units outstanding at end of period (in thousands)	198	232	259	160	2
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.294	$14.114	$11.446	$10.295	$10.104
Accumulation Unit Value at end of period	$15.071	$15.294	$14.114	$11.446	$10.295
Number of Accumulation Units outstanding at end of period (in thousands)	236	235	261	150	2
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.941	$11.791	$10.372	$9.494	$9.712
Accumulation Unit Value at end of period	$11.744	$11.941	$11.791	$10.372	$9.494
Number of Accumulation Units outstanding at end of period (in thousands)	125	115	115	77	—

APP B-26

Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.225	$20.937	$16.092	$13.946	$14.052
Accumulation Unit Value at end of period	$23.171	$23.225	$20.937	$16.092	$13.946
Number of Accumulation Units outstanding at end of period (in thousands)	305	351	387	250	24
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.303	$21.171	$15.684	$13.779	$14.458
Accumulation Unit Value at end of period	$21.797	$22.303	$21.171	$15.684	$13.779
Number of Accumulation Units outstanding at end of period (in thousands)	40	44	56	42	29
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.156	$13.783	$13.868	$12.663	$12.638
Accumulation Unit Value at end of period	$13.792	$14.156	$13.783	$13.868	$12.663
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	16	16	3
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.431	$12.934	$11.434	$10.224	$10.099
Accumulation Unit Value at end of period	$12.391	$13.431	$12.934	$11.434	$10.224
Number of Accumulation Units outstanding at end of period (in thousands)	96	94	93	75	2
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.123	$14.415	$11.378	$10.110	$10.025
Accumulation Unit Value at end of period	$14.463	$15.123	$14.415	$11.378	$10.110
Number of Accumulation Units outstanding at end of period (in thousands)	20	17	16	13	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.787	$14.844	$11.668	$10.284	$10.133
Accumulation Unit Value at end of period	$14.892	$15.787	$14.844	$11.668	$10.284
Number of Accumulation Units outstanding at end of period (in thousands)	298	320	346	224	3
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.378	$15.177	$11.789	$10.615	$10.356
Accumulation Unit Value at end of period	$15.661	$16.378	$15.177	$11.789	$10.615
Number of Accumulation Units outstanding at end of period (in thousands)	142	154	169	86	2
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.814	$16.843	$12.454	$10.599	$10.419
Accumulation Unit Value at end of period	$15.449	$16.814	$16.843	$12.454	$10.599
Number of Accumulation Units outstanding at end of period (in thousands)	23	27	52	16	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.564	$11.439	$11.161	$9.970	$9.971
Accumulation Unit Value at end of period	$11.033	$11.564	$11.439	$11.161	$9.970
Number of Accumulation Units outstanding at end of period (in thousands)	43	42	110	36	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.712	$13.834	$10.038	$8.559	$8.725
Accumulation Unit Value at end of period	$14.731	$14.712	$13.834	$10.038	$8.559
Number of Accumulation Units outstanding at end of period (in thousands)	275	311	345	305	8
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.736	$15.407	$11.447	$9.821	$9.796
Accumulation Unit Value at end of period	$18.783	$17.736	$15.407	$11.447	$9.821
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	9	8	1

APP B-27

Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.085	$14.368	$10.990	$9.763	$9.559
Accumulation Unit Value at end of period	$15.756	$16.085	$14.368	$10.990	$9.763
Number of Accumulation Units outstanding at end of period (in thousands)	250	276	320	275	7
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.868	$10.670	$—	$—	$—
Accumulation Unit Value at end of period	$11.636	$10.868	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.742	$14.805	$11.004	$8.752	$9.238
Accumulation Unit Value at end of period	$18.541	$16.742	$14.805	$11.004	$8.752
Number of Accumulation Units outstanding at end of period (in thousands)	48	53	22	18	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.313	$12.113	$11.483	$10.136	$10.047
Accumulation Unit Value at end of period	$11.675	$12.313	$12.113	$11.483	$10.136
Number of Accumulation Units outstanding at end of period (in thousands)	43	42	63	43	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.621	$12.202	$10.127	$8.501	$8.756
Accumulation Unit Value at end of period	$11.736	$11.621	$12.202	$10.127	$8.501
Number of Accumulation Units outstanding at end of period (in thousands)	187	204	222	160	5
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.557	$11.007	$11.265	$10.570	$10.486
Accumulation Unit Value at end of period	$11.389	$11.557	$11.007	$11.265	$10.570
Number of Accumulation Units outstanding at end of period (in thousands)	197	268	198	274	1
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.577	$10.378	$10.656	$10.369	$10.311
Accumulation Unit Value at end of period	$10.651	$10.577	$10.378	$10.656	$10.369
Number of Accumulation Units outstanding at end of period (in thousands)	86	97	4	6	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.729	$9.802	$9.876	$9.941	$9.949
Accumulation Unit Value at end of period	$9.657	$9.729	$9.802	$9.876	$9.941
Number of Accumulation Units outstanding at end of period (in thousands)	234	171	205	137	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.866	$14.374	$10.990	$9.479	$9.366
Accumulation Unit Value at end of period	$15.235	$15.866	$14.374	$10.990	$9.479
Number of Accumulation Units outstanding at end of period (in thousands)	70	85	90	58	1
HIMCO VIT American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.538	$16.421	$—	$—	$—
Accumulation Unit Value at end of period	$16.850	$17.538	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	78	92	—	—	—
HIMCO VIT American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.643	$10.657	$—	$—	$—
Accumulation Unit Value at end of period	$10.568	$10.643	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	43	46	—	—	—

APP B-28

HIMCO VIT American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.912	$10.201	$—	$—	$—
Accumulation Unit Value at end of period	$9.415	$9.912	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	—	—	—
HIMCO VIT American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.644	$13.889	$—	$—	$—
Accumulation Unit Value at end of period	$14.311	$14.644	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	—	—	—
HIMCO VIT American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.467	$12.760	$—	$—	$—
Accumulation Unit Value at end of period	$13.376	$13.467	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	—	—	—
HIMCO VIT American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.754	$14.665	$—	$—	$—
Accumulation Unit Value at end of period	$16.669	$15.754	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	751	835	—	—	—
HIMCO VIT American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.208	$16.137	$—	$—	$—
Accumulation Unit Value at end of period	$17.300	$17.208	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	563	619	—	—	—
HIMCO VIT American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.646	$12.421	$—	$—	$—
Accumulation Unit Value at end of period	$11.957	$12.646	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	397	393	—	—	—
HIMCO VIT American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.815	$11.193	$—	$—	$—
Accumulation Unit Value at end of period	$10.367	$10.815	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	9	—	—	—
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.523	$21.715	$—	$—	$—
Accumulation Unit Value at end of period	$23.563	$23.523	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	576	558	—	—	—
HIMCO VIT Portfolio Diversifier Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.883	$8.060	$—	$—	$—
Accumulation Unit Value at end of period	$7.684	$7.883	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12,789	13,622	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.811	$12.198	$12.106	$11.013	$11.013
Accumulation Unit Value at end of period	$12.168	$12.811	$12.198	$12.106	$11.013
Number of Accumulation Units outstanding at end of period (in thousands)	32	33	42	22	15
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.064	$18.726	$14.618	$12.950	$13.220
Accumulation Unit Value at end of period	$18.737	$20.064	$18.726	$14.618	$12.950
Number of Accumulation Units outstanding at end of period (in thousands)	72	78	92	59	3

APP B-29

Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.864	$16.959	$14.378	$12.557	$12.871
Accumulation Unit Value at end of period	$16.317	$16.864	$16.959	$14.378	$12.557
Number of Accumulation Units outstanding at end of period (in thousands)	312	334	360	258	85
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.452	$17.829	$13.969	$12.711	$12.954
Accumulation Unit Value at end of period	$17.548	$18.452	$17.829	$13.969	$12.711
Number of Accumulation Units outstanding at end of period (in thousands)	53	62	81	78	69
Invesco V.I. Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.901	$9.964	$9.993	$—	$—
Accumulation Unit Value at end of period	$9.837	$9.901	$9.964	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	96	5	50	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.711	$22.392	$16.441	$14.560	$14.491
Accumulation Unit Value at end of period	$21.268	$22.711	$22.392	$16.441	$14.560
Number of Accumulation Units outstanding at end of period (in thousands)	59	70	100	82	69
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.666	$15.111	$14.061	$12.576	$12.486
Accumulation Unit Value at end of period	$15.326	$15.666	$15.111	$14.061	$12.576
Number of Accumulation Units outstanding at end of period (in thousands)	21	25	37	37	14
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.241	$18.075	$13.401	$12.198	$12.333
Accumulation Unit Value at end of period	$18.458	$19.241	$18.075	$13.401	$12.198
Number of Accumulation Units outstanding at end of period (in thousands)	218	225	248	190	18
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.336	$17.144	$12.697	$11.402	$11.603
Accumulation Unit Value at end of period	$17.696	$18.336	$17.144	$12.697	$11.402
Number of Accumulation Units outstanding at end of period (in thousands)	16	17	27	28	16
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.707	$21.955	$16.190	$13.919	$14.277
Accumulation Unit Value at end of period	$25.273	$23.707	$21.955	$16.190	$13.919
Number of Accumulation Units outstanding at end of period (in thousands)	27	16	20	10	9
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.597	$14.794	$10.545	$8.779	$9.202
Accumulation Unit Value at end of period	$13.219	$13.597	$14.794	$10.545	$8.779
Number of Accumulation Units outstanding at end of period (in thousands)	38	39	65	20	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.281	$12.656	$12.905	$12.133	$12.058
Accumulation Unit Value at end of period	$13.118	$13.281	$12.656	$12.905	$12.133
Number of Accumulation Units outstanding at end of period (in thousands)	411	499	600	576	444
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.325	$16.111	$13.657	$12.391	$12.368
Accumulation Unit Value at end of period	$17.113	$17.325	$16.111	$13.657	$12.391
Number of Accumulation Units outstanding at end of period (in thousands)	51	33	50	53	33

APP B-30

MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.821	$19.930	$14.794	$12.849	$12.809
Accumulation Unit Value at end of period	$21.477	$21.821	$19.930	$14.794	$12.849
Number of Accumulation Units outstanding at end of period (in thousands)	435	483	575	425	178
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.411	$11.433	$11.495	$10.078	$10.156
Accumulation Unit Value at end of period	$10.295	$11.411	$11.433	$11.495	$10.078
Number of Accumulation Units outstanding at end of period (in thousands)	29	29	32	12	—
PIMCO Global Dividend Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.252	$12.221	$10.320	$9.462	$9.544
Accumulation Unit Value at end of period	$11.075	$12.252	$12.221	$10.320	$9.462
Number of Accumulation Units outstanding at end of period (in thousands)	245	245	256	148	1
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.020	$9.645	$10.541	$9.754	$10.084
Accumulation Unit Value at end of period	$9.929	$10.020	$9.645	$10.541	$9.754
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	2	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.612	$21.095	$16.035	$13.528	$13.388
Accumulation Unit Value at end of period	$22.745	$23.612	$21.095	$16.035	$13.528
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	6	6	5
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.259	$21.435	$15.967	$13.756	$13.726
Accumulation Unit Value at end of period	$23.577	$24.259	$21.435	$15.967	$13.756
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—
Putnam VT Voyager Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.158	$20.327	$14.235	$12.543	$13.269
Accumulation Unit Value at end of period	$20.669	$22.158	$20.327	$14.235	$12.543
Number of Accumulation Units outstanding at end of period (in thousands)	141	151	167	139	4
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.904	$13.496	$11.057	$9.420	$9.696
Accumulation Unit Value at end of period	$11.041	$11.904	$13.496	$11.057	$9.420
Number of Accumulation Units outstanding at end of period (in thousands)	305	319	291	219	1
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.890	$10.779	$10.685	$9.354	$9.499
Accumulation Unit Value at end of period	$10.344	$10.890	$10.779	$10.685	$9.354
Number of Accumulation Units outstanding at end of period (in thousands)	70	68	69	62	1
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.665	$15.199	$11.710	$9.739	$9.910
Accumulation Unit Value at end of period	$13.617	$14.665	$15.199	$11.710	$9.739
Number of Accumulation Units outstanding at end of period (in thousands)	304	324	323	166	4

APP B-31

C Shares

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.053	$17.110	$14.937	$13.374	$13.499
Accumulation Unit Value at end of period	$18.015	$18.053	$17.110	$14.937	$13.374
Number of Accumulation Units outstanding at end of period (in thousands)	9	7	8	4	4
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.277	$27.279	$20.119	$17.239	$17.351
Accumulation Unit Value at end of period	$27.199	$29.277	$27.279	$20.119	$17.239
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	6	6
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.074	$12.863	$10.128	$9.059	$9.215
Accumulation Unit Value at end of period	$14.496	$14.074	$12.863	$10.128	$9.059
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	6	—	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.215	$14.160	$11.065	$9.664	$9.511
Accumulation Unit Value at end of period	$15.721	$16.215	$14.160	$11.065	$9.664
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.988	$14.376	$11.099	$9.833	$9.567
Accumulation Unit Value at end of period	$15.116	$15.988	$14.376	$11.099	$9.833
Number of Accumulation Units outstanding at end of period (in thousands)	11	13	14	27	8
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.938	$13.033	$9.918	$8.865	$9.121
Accumulation Unit Value at end of period	$14.638	$13.938	$13.033	$9.918	$8.865
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	14	17	12
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.794	$13.769	$11.261	$10.215	$10.037
Accumulation Unit Value at end of period	$14.454	$14.794	$13.769	$11.261	$10.215
Number of Accumulation Units outstanding at end of period (in thousands)	16	17	20	21	11
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.550	$11.502	$10.205	$9.420	$9.648
Accumulation Unit Value at end of period	$11.264	$11.550	$11.502	$10.205	$9.420
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	10	9	15
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.432	$22.213	$17.219	$15.050	$15.180
Accumulation Unit Value at end of period	$24.169	$24.432	$22.213	$17.219	$15.050
Number of Accumulation Units outstanding at end of period (in thousands)	60	63	117	49	49
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.384	$24.302	$18.156	$16.088	$16.899
Accumulation Unit Value at end of period	$24.599	$25.384	$24.302	$18.156	$16.088
Number of Accumulation Units outstanding at end of period (in thousands)	27	28	29	24	24
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.207	$11.005	$11.167	$10.283	$10.275
Accumulation Unit Value at end of period	$10.826	$11.207	$11.005	$11.167	$10.283
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	13	13	11

APP B-32

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.413	$19.825	$17.675	$15.940	$15.762
Accumulation Unit Value at end of period	$18.672	$20.413	$19.825	$17.675	$15.940
Number of Accumulation Units outstanding at end of period (in thousands)	23	24	26	31	32
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.913	$18.181	$14.472	$12.970	$12.875
Accumulation Unit Value at end of period	$17.934	$18.913	$18.181	$14.472	$12.970
Number of Accumulation Units outstanding at end of period (in thousands)	15	15	21	22	26
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.428	$19.372	$15.357	$13.651	$13.465
Accumulation Unit Value at end of period	$19.107	$20.428	$19.372	$15.357	$13.651
Number of Accumulation Units outstanding at end of period (in thousands)	18	21	27	36	34
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.938	$15.830	$12.402	$11.262	$10.999
Accumulation Unit Value at end of period	$16.060	$16.938	$15.830	$12.402	$11.262
Number of Accumulation Units outstanding at end of period (in thousands)	19	27	28	20	23
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.983	$25.240	$18.822	$16.155	$15.898
Accumulation Unit Value at end of period	$22.761	$24.983	$25.240	$18.822	$16.155
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	7	9
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.190	$16.152	$15.893	$14.319	$14.335
Accumulation Unit Value at end of period	$15.315	$16.190	$16.152	$15.893	$14.319
Number of Accumulation Units outstanding at end of period (in thousands)	25	33	29	31	26
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.230	$13.496	$9.876	$8.493	$8.666
Accumulation Unit Value at end of period	$14.129	$14.230	$13.496	$9.876	$8.493
Number of Accumulation Units outstanding at end of period (in thousands)	19	56	66	69	56
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.156	$15.030	$11.262	$9.744	$9.730
Accumulation Unit Value at end of period	$18.015	$17.156	$15.030	$11.262	$9.744
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.559	$14.016	$10.813	$9.687	$9.495
Accumulation Unit Value at end of period	$15.111	$15.559	$14.016	$10.813	$9.687
Number of Accumulation Units outstanding at end of period (in thousands)	19	26	32	34	22
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.801	$10.652	$—	$—	$—
Accumulation Unit Value at end of period	$11.466	$10.801	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.194	$14.443	$10.826	$8.685	$9.177
Accumulation Unit Value at end of period	$17.782	$16.194	$14.443	$10.826	$8.685
Number of Accumulation Units outstanding at end of period (in thousands)	10	13	13	11	5

APP B-33

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.910	$11.817	$11.298	$10.058	$9.980
Accumulation Unit Value at end of period	$11.197	$11.910	$11.817	$11.298	$10.058
Number of Accumulation Units outstanding at end of period (in thousands)	17	20	23	30	19
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.240	$11.903	$9.963	$8.435	$8.698
Accumulation Unit Value at end of period	$11.256	$11.240	$11.903	$9.963	$8.435
Number of Accumulation Units outstanding at end of period (in thousands)	6	11	12	12	10
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.178	$10.737	$11.083	$10.488	$10.416
Accumulation Unit Value at end of period	$10.923	$11.178	$10.737	$11.083	$10.488
Number of Accumulation Units outstanding at end of period (in thousands)	54	48	50	53	13
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.231	$10.124	$10.484	$10.288	$10.243
Accumulation Unit Value at end of period	$10.215	$10.231	$10.124	$10.484	$10.288
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	7	8	4
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.411	$9.563	$9.717	$9.864	$9.883
Accumulation Unit Value at end of period	$9.262	$9.411	$9.563	$9.717	$9.864
Number of Accumulation Units outstanding at end of period (in thousands)	14	12	18	196	23
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.346	$14.022	$10.812	$9.406	$9.303
Accumulation Unit Value at end of period	$14.611	$15.346	$14.022	$10.812	$9.406
Number of Accumulation Units outstanding at end of period (in thousands)	13	18	20	23	1
HIMCO VIT American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.137	$21.700	$—	$—	$—
Accumulation Unit Value at end of period	$22.040	$23.137	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	17	—	—	—
HIMCO VIT American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.847	$12.885	$—	$—	$—
Accumulation Unit Value at end of period	$12.648	$12.847	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	45	61	—	—	—
HIMCO VIT American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.130	$12.505	$—	$—	$—
Accumulation Unit Value at end of period	$11.424	$12.130	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	—	—	—
HIMCO VIT American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.439	$20.368	$—	$—	$—
Accumulation Unit Value at end of period	$20.774	$21.439	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	14	—	—	—
HIMCO VIT American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.505	$22.310	$—	$—	$—
Accumulation Unit Value at end of period	$23.149	$23.505	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	11	—	—	—

APP B-34

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
HIMCO VIT American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.493	$22.839	$—	$—	$—
Accumulation Unit Value at end of period	$25.697	$24.493	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	44	54	—	—	—
HIMCO VIT American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.013	$21.617	$—	$—	$—
Accumulation Unit Value at end of period	$22.941	$23.013	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	22	—	—	—
HIMCO VIT American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.827	$17.538	$—	$—	$—
Accumulation Unit Value at end of period	$16.713	$17.827	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	36	—	—	—
HIMCO VIT American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.279	$17.913	$—	$—	$—
Accumulation Unit Value at end of period	$16.422	$17.279	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	—	—	—
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.087	$16.724	$—	$—	$—
Accumulation Unit Value at end of period	$17.964	$18.087	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	34	—	—	—
HIMCO VIT Portfolio Diversifier Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.647	$7.831	$—	$—	$—
Accumulation Unit Value at end of period	$7.391	$7.647	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	642	744	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.405	$11.912	$11.923	$10.939	$10.951
Accumulation Unit Value at end of period	$11.682	$12.405	$11.912	$11.923	$10.939
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	9	7	14
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.502	$19.298	$15.193	$13.574	$13.873
Accumulation Unit Value at end of period	$18.984	$20.502	$19.298	$15.193	$13.574
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	1
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.836	$19.104	$16.335	$14.387	$14.763
Accumulation Unit Value at end of period	$18.070	$18.836	$19.104	$16.335	$14.387
Number of Accumulation Units outstanding at end of period (in thousands)	30	31	46	28	14
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.212	$13.850	$10.944	$10.043	$10.246
Accumulation Unit Value at end of period	$13.401	$14.212	$13.850	$10.944	$10.043
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	9
Invesco V.I. Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.768	$9.914	$9.982	$—	$—
Accumulation Unit Value at end of period	$9.623	$9.768	$9.914	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	9	—	—	—

APP B-35

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.359	$23.228	$17.200	$15.362	$15.306
Accumulation Unit Value at end of period	$21.690	$23.359	$23.228	$17.200	$15.362
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	9	11	10
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.217	$18.695	$17.544	$15.825	$15.729
Accumulation Unit Value at end of period	$18.641	$19.217	$18.695	$17.544	$15.825
Number of Accumulation Units outstanding at end of period (in thousands)	5	13	14	12	11
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.329	$15.470	$11.568	$10.619	$10.748
Accumulation Unit Value at end of period	$15.531	$16.329	$15.470	$11.568	$10.619
Number of Accumulation Units outstanding at end of period (in thousands)	24	26	33	44	25
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.340	$19.179	$14.326	$12.974	$13.218
Accumulation Unit Value at end of period	$19.463	$20.340	$19.179	$14.326	$12.974
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.210	$23.546	$17.511	$15.183	$15.591
Accumulation Unit Value at end of period	$26.647	$25.210	$23.546	$17.511	$15.183
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	4	8	7
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.152	$14.432	$10.374	$8.711	$9.140
Accumulation Unit Value at end of period	$12.678	$13.152	$14.432	$10.374	$8.711
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	3	11	17
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.885	$13.345	$13.723	$13.013	$12.946
Accumulation Unit Value at end of period	$13.599	$13.885	$13.345	$13.723	$13.013
Number of Accumulation Units outstanding at end of period (in thousands)	81	82	85	87	77
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.602	$16.508	$14.113	$12.914	$12.904
Accumulation Unit Value at end of period	$17.239	$17.602	$16.508	$14.113	$12.914
Number of Accumulation Units outstanding at end of period (in thousands)	7	11	13	4	6
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.298	$20.539	$15.376	$13.469	$13.441
Accumulation Unit Value at end of period	$21.761	$22.298	$20.539	$15.376	$13.469
Number of Accumulation Units outstanding at end of period (in thousands)	59	63	123	41	30
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.037	$11.153	$11.309	$10.000	$10.088
Accumulation Unit Value at end of period	$9.874	$11.037	$11.153	$11.309	$10.000
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	12	11	7
PIMCO Global Dividend Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.851	$11.922	$10.153	$9.389	$9.481
Accumulation Unit Value at end of period	$10.622	$11.851	$11.922	$10.153	$9.389
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	13	15	10

APP B-36

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.692	$9.409	$10.371	$9.679	$10.016
Accumulation Unit Value at end of period	$9.523	$9.692	$9.409	$10.371	$9.679
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.657	$16.811	$12.887	$10.965	$10.864
Accumulation Unit Value at end of period	$17.820	$18.657	$16.811	$12.887	$10.965
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	3	3
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.773	$16.729	$12.568	$10.920	$10.908
Accumulation Unit Value at end of period	$18.091	$18.773	$16.729	$12.568	$10.920
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Putnam VT Voyager Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.495	$14.336	$10.125	$8.998	$9.529
Accumulation Unit Value at end of period	$14.331	$15.495	$14.336	$10.125	$8.998
Number of Accumulation Units outstanding at end of period (in thousands)	12	15	17	34	14
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.700	$19.096	$15.777	$13.557	$13.969
Accumulation Unit Value at end of period	$15.358	$16.700	$19.096	$15.777	$13.557
Number of Accumulation Units outstanding at end of period (in thousands)	35	37	49	37	26
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.525	$15.497	$15.494	$13.680	$13.907
Accumulation Unit Value at end of period	$14.622	$15.525	$15.497	$15.494	$13.680
Number of Accumulation Units outstanding at end of period (in thousands)	57	59	63	86	91
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.485	$20.366	$15.825	$13.274	$13.522
Accumulation Unit Value at end of period	$17.938	$19.485	$20.366	$15.825	$13.274
Number of Accumulation Units outstanding at end of period (in thousands)	5	7	10	17	14

I Shares

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.654	$16.531	$14.260	$12.616	$12.714
Accumulation Unit Value at end of period	$17.828	$17.654	$16.531	$14.260	$12.616
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.710	$24.590	$17.920	$15.172	$15.247
Accumulation Unit Value at end of period	$25.114	$26.710	$24.590	$17.920	$15.172
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	3	—

APP B-37

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.707	$13.281	$10.333	$9.132	$9.275
Accumulation Unit Value at end of period	$15.331	$14.707	$13.281	$10.333	$9.132
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.994	$14.664	$11.323	$9.771	$9.602
Accumulation Unit Value at end of period	$16.676	$16.994	$14.664	$11.323	$9.771
Number of Accumulation Units outstanding at end of period (in thousands)	12	12	6	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.732	$14.865	$11.340	$9.927	$9.644
Accumulation Unit Value at end of period	$16.010	$16.732	$14.865	$11.340	$9.927
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.608	$13.498	$10.149	$8.963	$9.207
Accumulation Unit Value at end of period	$15.527	$14.608	$13.498	$10.149	$8.963
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.505	$14.259	$11.523	$10.328	$10.132
Accumulation Unit Value at end of period	$15.332	$15.505	$14.259	$11.523	$10.328
Number of Accumulation Units outstanding at end of period (in thousands)	24	24	14	—	—
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.105	$11.912	$10.442	$9.524	$9.739
Accumulation Unit Value at end of period	$11.948	$12.105	$11.912	$10.442	$9.524
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.677	$21.269	$16.291	$14.069	$14.169
Accumulation Unit Value at end of period	$23.704	$23.677	$21.269	$16.291	$14.069
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	—	1	3
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.736	$21.507	$15.877	$13.900	$14.579
Accumulation Unit Value at end of period	$22.299	$22.736	$21.507	$15.877	$13.900
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	9	4
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.431	$14.002	$14.039	$12.774	$12.744
Accumulation Unit Value at end of period	$14.109	$14.431	$14.002	$14.039	$12.774
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	27	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.203	$17.468	$15.389	$13.712	$13.538
Accumulation Unit Value at end of period	$16.852	$18.203	$17.468	$15.389	$13.712
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	13	2	2
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.477	$17.551	$13.804	$12.224	$12.116
Accumulation Unit Value at end of period	$17.733	$18.477	$17.551	$13.804	$12.224
Number of Accumulation Units outstanding at end of period (in thousands)	13	13	5	4	—

APP B-38

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.335	$19.055	$14.925	$13.109	$12.910
Accumulation Unit Value at end of period	$19.251	$20.335	$19.055	$14.925	$13.109
Number of Accumulation Units outstanding at end of period (in thousands)	6	3	3	8	8
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.353	$21.565	$16.693	$14.978	$14.606
Accumulation Unit Value at end of period	$22.410	$23.353	$21.565	$16.693	$14.978
Number of Accumulation Units outstanding at end of period (in thousands)	22	22	19	11	5
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.278	$24.235	$17.857	$15.145	$14.880
Accumulation Unit Value at end of period	$22.385	$24.278	$24.235	$17.857	$15.145
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	3	5	4
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.740	$14.530	$14.126	$12.575	$12.570
Accumulation Unit Value at end of period	$14.112	$14.740	$14.530	$14.126	$12.575
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	11	9
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.915	$13.976	$10.105	$8.587	$8.749
Accumulation Unit Value at end of period	$14.987	$14.915	$13.976	$10.105	$8.587
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.981	$15.565	$11.524	$9.852	$9.823
Accumulation Unit Value at end of period	$19.109	$17.981	$15.565	$11.524	$9.852
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.307	$14.515	$11.064	$9.794	$9.585
Accumulation Unit Value at end of period	$16.029	$16.307	$14.515	$11.064	$9.794
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.896	$10.678	$—	$—	$—
Accumulation Unit Value at end of period	$11.706	$10.896	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	18	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.973	$14.957	$11.078	$8.781	$9.264
Accumulation Unit Value at end of period	$18.863	$16.973	$14.957	$11.078	$8.781
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.483	$12.237	$11.561	$10.169	$10.074
Accumulation Unit Value at end of period	$11.878	$12.483	$12.237	$11.561	$10.169
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	5	22	5
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.781	$12.327	$10.195	$8.529	$8.780
Accumulation Unit Value at end of period	$11.940	$11.781	$12.327	$10.195	$8.529
Number of Accumulation Units outstanding at end of period (in thousands)	—	5	4	—	—

APP B-39

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.716	$11.119	$11.341	$10.604	$10.514
Accumulation Unit Value at end of period	$11.586	$11.716	$11.119	$11.341	$10.604
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	1
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.723	$10.484	$10.727	$10.402	$10.340
Accumulation Unit Value at end of period	$10.836	$10.723	$10.484	$10.727	$10.402
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.863	$9.903	$9.943	$9.973	$9.976
Accumulation Unit Value at end of period	$9.825	$9.863	$9.903	$9.943	$9.973
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	64	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.085	$14.521	$11.064	$9.510	$9.391
Accumulation Unit Value at end of period	$15.499	$16.085	$14.521	$11.064	$9.510
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
HIMCO VIT American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.386	$21.881	$—	$—	$—
Accumulation Unit Value at end of period	$22.546	$23.386	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	6	—	—	—
HIMCO VIT American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.621	$12.628	$—	$—	$—
Accumulation Unit Value at end of period	$12.576	$12.621	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	19	—	—	—
HIMCO VIT American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.922	$12.261	$—	$—	$—
Accumulation Unit Value at end of period	$11.364	$11.922	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
HIMCO VIT American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.793	$18.759	$—	$—	$—
Accumulation Unit Value at end of period	$19.410	$19.793	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	7	—	—	—
HIMCO VIT American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.807	$17.809	$—	$—	$—
Accumulation Unit Value at end of period	$18.746	$18.807	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	—	—	—
HIMCO VIT American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.611	$21.034	$—	$—	$—
Accumulation Unit Value at end of period	$24.009	$22.611	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	—	—	—
HIMCO VIT American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.367	$20.961	$—	$—	$—
Accumulation Unit Value at end of period	$22.566	$22.367	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	—	—	—

APP B-40

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
HIMCO VIT American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.494	$15.207	$—	$—	$—
Accumulation Unit Value at end of period	$14.701	$15.494	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	9	—	—	—
HIMCO VIT American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.797	$15.303	$—	$—	$—
Accumulation Unit Value at end of period	$14.233	$14.797	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	5	—	—	—
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.981	$22.121	$—	$—	$—
Accumulation Unit Value at end of period	$24.105	$23.981	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	—	—	—
HIMCO VIT Portfolio Diversifier Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.982	$8.156	$—	$—	$—
Accumulation Unit Value at end of period	$7.808	$7.982	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.982	$12.318	$12.182	$11.043	$11.038
Accumulation Unit Value at end of period	$12.374	$12.982	$12.318	$12.182	$11.043
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	4
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.454	$19.023	$14.798	$13.064	$13.331
Accumulation Unit Value at end of period	$19.169	$20.454	$19.023	$14.798	$13.064
Number of Accumulation Units outstanding at end of period (in thousands)	12	10	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.192	$17.228	$14.556	$12.667	$12.978
Accumulation Unit Value at end of period	$16.693	$17.192	$17.228	$14.556	$12.667
Number of Accumulation Units outstanding at end of period (in thousands)	1	8	7	5	5
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.811	$18.112	$14.142	$12.822	$13.062
Accumulation Unit Value at end of period	$17.952	$18.811	$18.112	$14.142	$12.822
Number of Accumulation Units outstanding at end of period (in thousands)	4	—	—	—	—
Invesco V.I. Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.956	$9.984	$9.997	$—	$—
Accumulation Unit Value at end of period	$9.927	$9.956	$9.984	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.152	$22.747	$16.644	$14.688	$14.611
Accumulation Unit Value at end of period	$21.758	$23.152	$22.747	$16.644	$14.688
Number of Accumulation Units outstanding at end of period (in thousands)	4	1	1	2	3
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.961	$15.342	$14.226	$12.679	$12.583
Accumulation Unit Value at end of period	$15.670	$15.961	$15.342	$14.226	$12.679
Number of Accumulation Units outstanding at end of period (in thousands)	13	13	12	20	3

APP B-41

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.603	$18.352	$13.558	$12.298	$12.429
Accumulation Unit Value at end of period	$18.872	$19.603	$18.352	$13.558	$12.298
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.682	$17.406	$12.846	$11.495	$11.693
Accumulation Unit Value at end of period	$18.092	$18.682	$17.406	$12.846	$11.495
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.168	$22.304	$16.389	$14.041	$14.396
Accumulation Unit Value at end of period	$25.855	$24.168	$22.304	$16.389	$14.041
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	—	2
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.785	$14.946	$10.616	$8.807	$9.227
Accumulation Unit Value at end of period	$13.448	$13.785	$14.946	$10.616	$8.807
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	11	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.539	$12.857	$13.064	$12.240	$12.159
Accumulation Unit Value at end of period	$13.420	$13.539	$12.857	$13.064	$12.240
Number of Accumulation Units outstanding at end of period (in thousands)	24	24	18	42	22
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.662	$16.367	$13.826	$12.500	$12.471
Accumulation Unit Value at end of period	$17.507	$17.662	$16.367	$13.826	$12.500
Number of Accumulation Units outstanding at end of period (in thousands)	—	4	—	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.245	$20.246	$14.976	$12.962	$12.916
Accumulation Unit Value at end of period	$21.971	$22.245	$20.246	$14.976	$12.962
Number of Accumulation Units outstanding at end of period (in thousands)	8	3	3	8	9
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.568	$11.550	$11.572	$10.110	$10.184
Accumulation Unit Value at end of period	$10.474	$11.568	$11.550	$11.572	$10.110
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	15	23	—
PIMCO Global Dividend Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.421	$12.346	$10.389	$9.493	$9.570
Accumulation Unit Value at end of period	$11.267	$12.421	$12.346	$10.389	$9.493
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.158	$9.744	$10.612	$9.785	$10.111
Accumulation Unit Value at end of period	$10.102	$10.158	$9.744	$10.612	$9.785
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.071	$21.430	$16.233	$13.647	$13.500
Accumulation Unit Value at end of period	$23.269	$24.071	$21.430	$16.233	$13.647
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	3	—

APP B-42

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.731	$21.775	$16.164	$13.877	$13.840
Accumulation Unit Value at end of period	$24.120	$24.731	$21.775	$16.164	$13.877
Number of Accumulation Units outstanding at end of period (in thousands)	—	3	—	—	—
Putnam VT Voyager Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.589	$20.650	$14.411	$12.654	$13.380
Accumulation Unit Value at end of period	$21.145	$22.589	$20.650	$14.411	$12.654
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	3	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.372	$17.367	$14.178	$12.037	$12.384
Accumulation Unit Value at end of period	$14.307	$15.372	$17.367	$14.178	$12.037
Number of Accumulation Units outstanding at end of period (in thousands)	3	12	11	7	5
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.592	$14.392	$14.217	$12.404	$12.590
Accumulation Unit Value at end of period	$13.910	$14.592	$14.392	$14.217	$12.404
Number of Accumulation Units outstanding at end of period (in thousands)	20	25	19	45	14
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.701	$19.313	$14.829	$12.290	$12.499
Accumulation Unit Value at end of period	$17.425	$18.701	$19.313	$14.829	$12.290
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—
L Shares

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.599	$12.882	$11.241	$10.059	$10.153
Accumulation Unit Value at end of period	$13.577	$13.599	$12.882	$11.241	$10.059
Number of Accumulation Units outstanding at end of period (in thousands)	66	115	108	77	16
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.504	$16.301	$12.016	$10.291	$10.357
Accumulation Unit Value at end of period	$16.269	$17.504	$16.301	$12.016	$10.291
Number of Accumulation Units outstanding at end of period (in thousands)	26	27	26	17	16
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.100	$12.881	$10.137	$9.062	$9.218
Accumulation Unit Value at end of period	$14.530	$14.100	$12.881	$10.137	$9.062
Number of Accumulation Units outstanding at end of period (in thousands)	92	100	116	48	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.246	$14.181	$11.076	$9.669	$9.515
Accumulation Unit Value at end of period	$15.760	$16.246	$14.181	$11.076	$9.669
Number of Accumulation Units outstanding at end of period (in thousands)	20	18	15	14	9
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.018	$14.396	$11.109	$9.837	$9.570
Accumulation Unit Value at end of period	$15.152	$16.018	$14.396	$11.109	$9.837
Number of Accumulation Units outstanding at end of period (in thousands)	176	217	213	199	41

APP B-43

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.965	$13.053	$9.928	$8.869	$9.124
Accumulation Unit Value at end of period	$14.674	$13.965	$13.053	$9.928	$8.869
Number of Accumulation Units outstanding at end of period (in thousands)	204	237	290	308	40
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.823	$13.789	$11.272	$10.220	$10.041
Accumulation Unit Value at end of period	$14.490	$14.823	$13.789	$11.272	$10.220
Number of Accumulation Units outstanding at end of period (in thousands)	217	240	293	291	40
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.572	$11.519	$10.214	$9.424	$9.651
Accumulation Unit Value at end of period	$11.292	$11.572	$11.519	$10.214	$9.424
Number of Accumulation Units outstanding at end of period (in thousands)	246	224	237	124	22
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.418	$15.828	$12.263	$10.713	$10.806
Accumulation Unit Value at end of period	$17.239	$17.418	$15.828	$12.263	$10.713
Number of Accumulation Units outstanding at end of period (in thousands)	533	598	686	523	141
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.115	$14.463	$10.800	$9.565	$10.047
Accumulation Unit Value at end of period	$14.655	$15.115	$14.463	$10.800	$9.565
Number of Accumulation Units outstanding at end of period (in thousands)	63	90	94	75	101
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.230	$11.023	$11.180	$10.290	$10.281
Accumulation Unit Value at end of period	$10.854	$11.230	$11.023	$11.180	$10.290
Number of Accumulation Units outstanding at end of period (in thousands)	16	28	19	16	31
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.520	$13.124	$11.696	$10.542	$10.424
Accumulation Unit Value at end of period	$12.374	$13.520	$13.124	$11.696	$10.542
Number of Accumulation Units outstanding at end of period (in thousands)	133	138	128	85	40
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.587	$14.016	$11.151	$9.989	$9.915
Accumulation Unit Value at end of period	$13.839	$14.587	$14.016	$11.151	$9.989
Number of Accumulation Units outstanding at end of period (in thousands)	41	37	38	33	73
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.563	$14.751	$11.688	$10.384	$10.242
Accumulation Unit Value at end of period	$14.564	$15.563	$14.751	$11.688	$10.384
Number of Accumulation Units outstanding at end of period (in thousands)	457	464	498	305	96
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.974	$15.856	$12.416	$11.269	$11.005
Accumulation Unit Value at end of period	$16.102	$16.974	$15.856	$12.416	$11.269
Number of Accumulation Units outstanding at end of period (in thousands)	206	208	213	130	31
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.205	$17.373	$12.949	$11.109	$10.931
Accumulation Unit Value at end of period	$15.682	$17.205	$17.373	$12.949	$11.109
Number of Accumulation Units outstanding at end of period (in thousands)	36	37	35	23	47

APP B-44

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.528	$11.495	$11.305	$10.180	$10.191
Accumulation Unit Value at end of period	$10.910	$11.528	$11.495	$11.305	$10.180
Number of Accumulation Units outstanding at end of period (in thousands)	120	138	148	115	81
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.258	$13.515	$9.885	$8.497	$8.670
Accumulation Unit Value at end of period	$14.163	$14.258	$13.515	$9.885	$8.497
Number of Accumulation Units outstanding at end of period (in thousands)	376	461	504	550	144
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.189	$15.052	$11.273	$9.749	$9.734
Accumulation Unit Value at end of period	$18.059	$17.189	$15.052	$11.273	$9.749
Number of Accumulation Units outstanding at end of period (in thousands)	6	5	5	5	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.589	$14.037	$10.823	$9.692	$9.499
Accumulation Unit Value at end of period	$15.148	$15.589	$14.037	$10.823	$9.692
Number of Accumulation Units outstanding at end of period (in thousands)	342	426	476	494	123
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.805	$10.653	$—	$—	$—
Accumulation Unit Value at end of period	$11.476	$10.805	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.226	$14.464	$10.836	$8.689	$9.180
Accumulation Unit Value at end of period	$17.826	$16.226	$14.464	$10.836	$8.689
Number of Accumulation Units outstanding at end of period (in thousands)	45	36	33	36	26
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.933	$11.834	$11.309	$10.063	$9.984
Accumulation Unit Value at end of period	$11.225	$11.933	$11.834	$11.309	$10.063
Number of Accumulation Units outstanding at end of period (in thousands)	51	98	112	95	44
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.262	$11.920	$9.972	$8.439	$8.701
Accumulation Unit Value at end of period	$11.283	$11.262	$11.920	$9.972	$8.439
Number of Accumulation Units outstanding at end of period (in thousands)	288	359	357	310	76
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.200	$10.753	$11.094	$10.493	$10.420
Accumulation Unit Value at end of period	$10.950	$11.200	$10.753	$11.094	$10.493
Number of Accumulation Units outstanding at end of period (in thousands)	212	220	190	174	68
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.251	$10.139	$10.494	$10.293	$10.247
Accumulation Unit Value at end of period	$10.240	$10.251	$10.139	$10.494	$10.293
Number of Accumulation Units outstanding at end of period (in thousands)	28	26	19	27	5
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.429	$9.577	$9.726	$9.868	$9.887
Accumulation Unit Value at end of period	$9.285	$9.429	$9.577	$9.726	$9.868
Number of Accumulation Units outstanding at end of period (in thousands)	11	19	13	28	6

APP B-45

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.377	$14.043	$10.823	$9.410	$9.307
Accumulation Unit Value at end of period	$14.647	$15.377	$14.043	$10.823	$9.410
Number of Accumulation Units outstanding at end of period (in thousands)	128	132	150	94	11
HIMCO VIT American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.483	$16.395	$—	$—	$—
Accumulation Unit Value at end of period	$16.662	$17.483	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	387	403	—	—	—
HIMCO VIT American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.553	$10.583	$—	$—	$—
Accumulation Unit Value at end of period	$10.395	$10.553	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	87	115	—	—	—
HIMCO VIT American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.987	$10.294	$—	$—	$—
Accumulation Unit Value at end of period	$9.411	$9.987	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	32	—	—	—
HIMCO VIT American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.510	$13.784	$—	$—	$—
Accumulation Unit Value at end of period	$14.067	$14.510	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	113	105	—	—	—
HIMCO VIT American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.752	$12.103	$—	$—	$—
Accumulation Unit Value at end of period	$12.565	$12.752	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	87	88	—	—	—
HIMCO VIT American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.596	$15.474	$—	$—	$—
Accumulation Unit Value at end of period	$17.421	$16.596	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,067	1,210	—	—	—
HIMCO VIT American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.344	$16.290	$—	$—	$—
Accumulation Unit Value at end of period	$17.298	$17.344	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,017	1,086	—	—	—
HIMCO VIT American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.693	$11.502	$—	$—	$—
Accumulation Unit Value at end of period	$10.967	$11.693	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	708	721	—	—	—
HIMCO VIT American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.225	$10.599	$—	$—	$—
Accumulation Unit Value at end of period	$9.723	$10.225	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	77	87	—	—	—
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.126	$16.758	$—	$—	$—
Accumulation Unit Value at end of period	$18.012	$18.126	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,097	1,076	—	—	—

APP B-46

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
HIMCO VIT Portfolio Diversifier Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.660	$7.845	$—	$—	$—
Accumulation Unit Value at end of period	$7.408	$7.660	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16,157	17,446	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.428	$11.929	$11.934	$10.943	$10.954
Accumulation Unit Value at end of period	$11.710	$12.428	$11.929	$11.934	$10.943
Number of Accumulation Units outstanding at end of period (in thousands)	71	78	84	60	13
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.147	$15.191	$11.954	$10.675	$10.909
Accumulation Unit Value at end of period	$14.959	$16.147	$15.191	$11.954	$10.675
Number of Accumulation Units outstanding at end of period (in thousands)	129	152	163	128	22
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.866	$13.042	$11.146	$9.812	$10.068
Accumulation Unit Value at end of period	$12.349	$12.866	$13.042	$11.146	$9.812
Number of Accumulation Units outstanding at end of period (in thousands)	449	520	537	385	123
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.243	$13.872	$10.956	$10.049	$10.252
Accumulation Unit Value at end of period	$13.437	$14.243	$13.872	$10.956	$10.049
Number of Accumulation Units outstanding at end of period (in thousands)	14	16	17	16	15
Invesco V.I. Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.775	$9.917	$9.982	$—	$—
Accumulation Unit Value at end of period	$9.636	$9.775	$9.917	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	174	70	66	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.246	$17.140	$12.686	$11.324	$11.282
Accumulation Unit Value at end of period	$16.021	$17.246	$17.140	$12.686	$11.324
Number of Accumulation Units outstanding at end of period (in thousands)	65	70	75	55	35
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.822	$12.467	$11.693	$10.543	$10.478
Accumulation Unit Value at end of period	$12.444	$12.822	$12.467	$11.693	$10.543
Number of Accumulation Units outstanding at end of period (in thousands)	52	54	54	62	57
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.363	$15.496	$11.581	$10.625	$10.754
Accumulation Unit Value at end of period	$15.572	$16.363	$15.496	$11.581	$10.625
Number of Accumulation Units outstanding at end of period (in thousands)	349	411	449	350	107
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.366	$15.424	$11.516	$10.424	$10.619
Accumulation Unit Value at end of period	$15.668	$16.366	$15.424	$11.516	$10.424
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	2
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.280	$17.065	$12.685	$10.993	$11.287
Accumulation Unit Value at end of period	$19.332	$18.280	$17.065	$12.685	$10.993
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	9	8	3

APP B-47

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.178	$14.453	$10.384	$8.715	$9.144
Accumulation Unit Value at end of period	$12.709	$13.178	$14.453	$10.384	$8.715
Number of Accumulation Units outstanding at end of period (in thousands)	46	61	59	40	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.077	$10.641	$10.937	$10.365	$10.312
Accumulation Unit Value at end of period	$10.854	$11.077	$10.641	$10.937	$10.365
Number of Accumulation Units outstanding at end of period (in thousands)	202	258	289	269	194
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.330	$13.433	$11.479	$10.498	$10.489
Accumulation Unit Value at end of period	$14.042	$14.330	$13.433	$11.479	$10.498
Number of Accumulation Units outstanding at end of period (in thousands)	106	121	105	59	26
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.710	$16.305	$12.200	$10.682	$10.659
Accumulation Unit Value at end of period	$17.292	$17.710	$16.305	$12.200	$10.682
Number of Accumulation Units outstanding at end of period (in thousands)	619	678	808	607	142
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.059	$11.169	$11.320	$10.004	$10.092
Accumulation Unit Value at end of period	$9.898	$11.059	$11.169	$11.320	$10.004
Number of Accumulation Units outstanding at end of period (in thousands)	89	100	102	82	19
PIMCO Global Dividend Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.874	$11.939	$10.163	$9.393	$9.484
Accumulation Unit Value at end of period	$10.648	$11.874	$11.939	$10.163	$9.393
Number of Accumulation Units outstanding at end of period (in thousands)	230	234	270	257	34
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.711	$9.422	$10.381	$9.683	$10.020
Accumulation Unit Value at end of period	$9.547	$9.711	$9.422	$10.381	$9.683
Number of Accumulation Units outstanding at end of period (in thousands)	56	68	68	60	26
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.697	$16.838	$12.902	$10.972	$10.870
Accumulation Unit Value at end of period	$17.867	$18.697	$16.838	$12.902	$10.972
Number of Accumulation Units outstanding at end of period (in thousands)	20	21	23	18	16
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.813	$16.756	$12.582	$10.927	$10.914
Accumulation Unit Value at end of period	$18.139	$18.813	$16.756	$12.582	$10.927
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	6	5	1
Putnam VT Voyager Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.528	$14.359	$10.136	$9.003	$9.534
Accumulation Unit Value at end of period	$14.369	$15.528	$14.359	$10.136	$9.003
Number of Accumulation Units outstanding at end of period (in thousands)	207	246	238	248	67
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.593	$13.249	$10.941	$9.397	$9.682
Accumulation Unit Value at end of period	$10.667	$11.593	$13.249	$10.941	$9.397
Number of Accumulation Units outstanding at end of period (in thousands)	432	451	425	300	76
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.150	$11.125	$11.116	$9.810	$9.973
Accumulation Unit Value at end of period	$10.507	$11.150	$11.125	$11.116	$9.810
Number of Accumulation Units outstanding at end of period (in thousands)	337	407	418	266	127

APP B-48

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.375	$15.018	$11.664	$9.778	$9.960
Accumulation Unit Value at end of period	$13.241	$14.375	$15.018	$11.664	$9.778
Number of Accumulation Units outstanding at end of period (in thousands)	429	408	410	239	51

Appendix C — Fund Data

The following tables describe the investment options available by contract, including the Fund name, share class, fund objectives and the investment adviser and sub-adviser of each Fund. For additional information on each Fund, please refer to the Fund’s Prospectus.

1.	Hartford’s Personal Retirement Manager Series III	App C - 2
2.	Huntington Hartford Personal Retirement Manager Series III	App C - 7

APP C-1

1.	Hartford’s Personal Retirement Manager Series III:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AIM Variable Insurance Funds
Invesco V.I. Balanced Risk Allocation Fund - Series II	Seeks total return with a low to moderate correlation to traditional financial market indices	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series II** (formerly Invesco V.I. Money Market Fund)	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Century Variable Portfolios, Inc.
American Century VP Growth Fund - Class II	Seeks long-term capital growth	American Century Investment Management, Inc.
American Century VP Mid Cap Value Fund - Class II	Seeks long-term capital growth with income as a secondary objective.	American Century Investment Management, Inc.
American Century VP Value Fund - Class II	Seeks long-term capital growth with income as a secondary objective.	American Century Investment Management, Inc.
BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund - Class III	Seeks long-term growth of capital	BlackRock Advisors, LLC
BlackRock Equity Dividend V.I. Fund - Class III	Seeks long-term total return and current income	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund - Class III	Seeks high total investment return	BlackRock Advisors, LLC
Fidelity Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Franklin Templeton Variable Insurance Products Trust

APP C-2

Franklin Income VIP Fund - Class 4	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Mutual Global Discovery VIP Fund - Class 4	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 4	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 4	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisory Services, LLC
Franklin Small Cap Value VIP Fund - Class 4	Seeks long-term total return	Franklin Advisory Services, LLC
Franklin Strategic Income VIP Fund - Class 4	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Foreign VIP Fund - Class 4	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund - Class 4	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration	Franklin Advisers, Inc.
Templeton Growth VIP Fund - Class 4	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IB	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IB	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Capital Appreciation HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IB	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IB	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IB	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IB	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IB	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

APP C-3

Hartford Value HLS Fund - Class IB	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
HIMCO VIT
HIMCO VIT American Funds Blue Chip Income and Growth Fund - IB	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.	Hartford Investment Management Company
HIMCO VIT American Funds Bond Fund - IB	Seeks as high a level of current income as is consistent with the preservation of capital.	Hartford Investment Management Company
HIMCO VIT American Funds Global Bond Fund - IB	Seeks to provide you, over the long term, with a high level of total return consistent with prudent investment management.	Hartford Investment Management Company
HIMCO VIT American Funds Global Growth and Income Fund - IB	Seeks long-term growth of capital while providing current income.	Hartford Investment Management Company
HIMCO VIT American Funds Global Small Capitalization Fund - IB	Seeks long-term growth of capital.	Hartford Investment Management Company
HIMCO VIT American Funds Growth Fund - IB	Seeks long-term growth of capital.	Hartford Investment Management Company
HIMCO VIT American Funds Growth-Income Fund - IB	Seeks long-term growth of capital and income.	Hartford Investment Management Company
HIMCO VIT American Funds International Fund - IB	Seeks long-term growth of capital.	Hartford Investment Management Company
HIMCO VIT American Funds New World Fund - IB	Seeks long-term capital appreciation.	Hartford Investment Management Company
HIMCO VIT Index Fund - IB	Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.	Hartford Investment Management Company
HIMCO VIT Portfolio Diversifier Fund - IB
Seeks to produce investment performance that mitigates against significant declines in the aggregate value of investment allocations to equity mutual funds under certain variable annuity contracts, while also preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating.
Hartford Investment Management Company
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
MFS® Variable Insurance Trust
MFS® Growth Series - Service Class	Seeks capital appreciation	MFS Investment Management
MFS® New Discovery Series - Service Class	Seeks capital appreciation	MFS Investment Management
MFS® Total Return Bond Series - Service Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	MFS Investment Management

APP C-4

MFS® Total Return Series - Service Class	Seeks total return	MFS Investment Management
MFS® Value Series - Service Class	Seeks capital appreciation	MFS Investment Management
PIMCO Equity Series VIT
PIMCO Global Dividend Portfolio - Advisor Class (formerly PIMCO EqS Pathfinder Portfolio)	Seeks capital appreciation	Pacific Investment Management Company LLC
PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio - Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Pacific Investment Management Company LLC, Sub-advised by Research Affiliates
PIMCO Global Multi-Asset Managed Allocation Portfolio - Advisor Class	Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index	Pacific Investment Management Company LLC
Putnam Variable Trust
Putnam VT Equity Income Fund - Class IB	Capital growth and current income	Putnam Investment Management, LLC
Putnam VT Investors Fund - Class IB	Long-term growth of capital and any increased income that results from this growth	Putnam Investment Management, LLC
Putnam VT Voyager Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC
______________

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

______________

APP C-5

2.	Huntington Hartford Personal Retirement Manager Series III:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AIM Variable Insurance Funds
Invesco V.I. Balanced Risk Allocation Fund - Series II	Seeks total return with a low to moderate correlation to traditional financial market indices	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series II** (formerly Invesco V.I. Money Market Fund)	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Century Variable Portfolios, Inc.
American Century VP Growth Fund - Class II	Seeks long-term capital growth	American Century Investment Management, Inc.
American Century VP Mid Cap Value Fund - Class II	Seeks long-term capital growth with income as a secondary objective.	American Century Investment Management, Inc.
American Century VP Value Fund - Class II	Seeks long-term capital growth with income as a secondary objective.	American Century Investment Management, Inc.
BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund - Class III	Seeks long-term growth of capital	BlackRock Advisors, LLC
BlackRock Equity Dividend V.I. Fund - Class III	Seeks long-term total return and current income	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund - Class III	Seeks high total investment return	BlackRock Advisors, LLC
Fidelity Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Franklin Templeton Variable Insurance Products Trust

APP C-6

Franklin Income VIP Fund - Class 4	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Mutual Global Discovery VIP Fund - Class 4	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 4	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 4	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisory Services, LLC
Franklin Small Cap Value VIP Fund - Class 4	Seeks long-term total return	Franklin Advisory Services, LLC
Franklin Strategic Income VIP Fund - Class 4	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Foreign VIP Fund - Class 4	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund - Class 4	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration	Franklin Advisers, Inc.
Templeton Growth VIP Fund - Class 4	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IB	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IB	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Capital Appreciation HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IB	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IB	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IB	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IB	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IB	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

APP C-7

Hartford Value HLS Fund - Class IB	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
HIMCO VIT
HIMCO VIT American Funds Blue Chip Income and Growth Fund - IB	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.	Hartford Investment Management Company
HIMCO VIT American Funds Bond Fund - IB	Seeks as high a level of current income as is consistent with the preservation of capital.	Hartford Investment Management Company
HIMCO VIT American Funds Global Bond Fund - IB	Seeks to provide you, over the long term, with a high level of total return consistent with prudent investment management.	Hartford Investment Management Company
HIMCO VIT American Funds Global Growth and Income Fund - IB	Seeks long-term growth of capital while providing current income.	Hartford Investment Management Company
HIMCO VIT American Funds Global Small Capitalization Fund - IB	Seeks long-term growth of capital.	Hartford Investment Management Company
HIMCO VIT American Funds Growth Fund - IB	Seeks long-term growth of capital.	Hartford Investment Management Company
HIMCO VIT American Funds Growth-Income Fund - IB	Seeks long-term growth of capital and income.	Hartford Investment Management Company
HIMCO VIT American Funds International Fund - IB	Seeks long-term growth of capital.	Hartford Investment Management Company
HIMCO VIT American Funds New World Fund - IB	Seeks long-term capital appreciation.	Hartford Investment Management Company
HIMCO VIT Index Fund - IB	Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.	Hartford Investment Management Company
HIMCO VIT Portfolio Diversifier Fund - IB
Seeks to produce investment performance that mitigates against significant declines in the aggregate value of investment allocations to equity mutual funds under certain variable annuity contracts, while also preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating.
Hartford Investment Management Company
Mutual Fund and Variable Insurance Trust
Catalyst Dividend Capture VA Fund (formerly Huntington VA Dividend Capture Fund)	Seeks total return with dividend income as an important component of that return	Ultimus Asset Services, LLC
Catalyst Insider Buying VA Fund (formerly Huntington VA Situs Fund)	Seeks long-term capital appreciation	Ultimus Asset Services, LLC
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC

APP C-8

MFS® Variable Insurance Trust
MFS® Growth Series - Service Class	Seeks capital appreciation	MFS Investment Management
MFS® New Discovery Series - Service Class	Seeks capital appreciation	MFS Investment Management
MFS® Total Return Bond Series - Service Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	MFS Investment Management
MFS® Total Return Series - Service Class	Seeks total return	MFS Investment Management
MFS® Value Series - Service Class	Seeks capital appreciation	MFS Investment Management
PIMCO Equity Series VIT
PIMCO Global Dividend Portfolio - Advisor Class (formerly PIMCO EqS Pathfinder Portfolio)	Seeks capital appreciation	Pacific Investment Management Company LLC
PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio - Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Pacific Investment Management Company LLC, Sub-advised by Research Affiliates
PIMCO Global Multi-Asset Managed Allocation Portfolio - Advisor Class	Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index	Pacific Investment Management Company LLC
Putnam Variable Trust
Putnam VT Equity Income Fund - Class IB	Capital growth and current income	Putnam Investment Management, LLC
Putnam VT Investors Fund - Class IB	Long-term growth of capital and any increased income that results from this growth	Putnam Investment Management, LLC
Putnam VT Voyager Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC

______________

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

______________

APP D-1

Appendix D - Optional Rider Investment Restrictions

Investment Restrictions For

Daily Lock Income Benefit	Legacy Lock
Future6	Safety Plus

Applicable To The Following Products

Hartford's Personal Retirement Manager B-Share VA 3	Hartford's Personal Retirement Manager L-Share VA 3
Hartford's Personal Retirement Manager C-Share VA 4	Huntington Hartford's Personal Retirement Manager B-Share VA 3
Hartford's Personal Retirement Manager I-Share VA 3

You must choose one of the following models. The models will be re-balanced monthly. For Future6, in the event that your Contract Value reduces below the minimum amount rule and you fail to transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days, we will exercise our reserved contractual rights to reallocate these sums to the money market Sub-Account.

PERSONAL PROTECTION PORTFOLIOS (5/1/2012)
Hartford Strategy

HIMCO VIT Portfolio Diversifier Fund	50%
Hartford Capital Appreciation HLS Fund	20%
Hartford Dividend and Growth HLS Fund	20%
Hartford International Opportunities HLS Fund	10%
Total	100%
American Strategy

HIMCO VIT Portfolio Diversifier Fund	50%
HIMCO VIT American Funds Growth Fund	20%
HIMCO VIT American Funds Growth-Income Fund	20%
HIMCO VIT American Funds International Fund	10%
Total	100%
Franklin Strategy

HIMCO VIT Portfolio Diversifier Fund	50%
Templeton Growth VIP Fund	20%
Franklin Mutual Shares VIP Fund	20%
Franklin Rising Dividends VIP Fund	10%
Total	100%
Four for Core Strategy

HIMCO VIT Portfolio Diversifier Fund	50%
HIMCO VIT American Funds Growth-Income Fund	20%
Invesco V.I. Core Equity Fund	20%
Hartford International Opportunities HLS Fund	10%
Total	100%

APP D-2

Four for Flexibility Strategy

HIMCO VIT Portfolio Diversifier Fund	50%
BlackRock Equity Dividend V.I. Fund	18%
BlackRock Capital Appreciation V.I. Fund	17%
PIMCO Global Dividend Portfolio	15%
Total	100%
Four for Growth Strategy

HIMCO VIT Portfolio Diversifier Fund	50%
Lord Abbett Fundamental Equity Portfolio	20%
HIMCO VIT American Funds Growth Fund	20%
Invesco V.I. International Growth Fund	10%
Total	100%
Four for Value Strategy

HIMCO VIT Portfolio Diversifier Fund	50%
HIMCO VIT American Funds Blue Chip Income and Growth Fund	20%
Hartford Value HLS Fund	20%
Templeton Foreign VIP Fund	10%
Total	100%
Diversi-Five Strategy

HIMCO VIT Portfolio Diversifier Fund	50%
Fidelity VIP Contrafund Portfolio	20%
Invesco V.I. International Growth Fund	5%
MFS Value Series	20%
Templeton Foreign VIP Fund	5%
Total	100%
Five for Balance Strategy

HIMCO VIT Portfolio Diversifier Fund	50%
American Century VP Value Fund	20%
Putnam VT Voyager Fund	20%
Invesco V.I. International Growth Fund	5%
Templeton Foreign VIP Fund	5%
Total	100%
Index Strategy

HIMCO VIT Portfolio Diversifier Fund	50%
HIMCO VIT Index Fund	50%
Total	100%

APP D-3

Four Plus for Growth Strategy

HIMCO VIT Portfolio Diversifier Fund	50%
Lord Abbett Fundamental Equity Portfolio	20%
HIMCO VIT American Funds Growth Fund	15%
Invesco V.I. International Growth Fund	10%
MFS New Discovery Series	5%
Total	100%
Four Plus for Core Strategy

HIMCO VIT Portfolio Diversifier Fund	50%
HIMCO VIT American Funds Growth-Income Fund	20%
Invesco V.I. Core Equity Fund	15%
Hartford International Opportunities HLS Fund	10%
Invesco V.I. Small Cap Core Equity Fund	5%
Total	100%
Four Plus for Value Strategy

HIMCO VIT Portfolio Diversifier Fund	50%
HIMCO VIT American Funds Blue Chip Income and Growth Fund	20%
Hartford Value HLS Fund	15%
Templeton Foreign VIP Fund	10%
Franklin Small Cap Value VIP Fund	5%
Total	100%
Six Mix Strategy

HIMCO VIT Portfolio Diversifier Fund	50%
American Century VP Growth Portfolio	15%
MFS Value Portfolio	20%
HIMCO VIT American Funds International Fund	5%
Templeton Foreign VIP Fund	5%
Invesco V.I. Small Cap Core Equity Fund	5%
Total	100%
Huntington World Class Diversifier Strategy (1)

HIMCO VIT Portfolio Diversifier Fund	50%
Catalyst Dividend Capture VA Fund	40%
Invesco V.I. Government Money Market Fund	10%
Total	100%

(1)	The Huntington World Class Diversifier Strategy is available only to Huntington Hartford’s Personal Retirement Manager contract owners.

APP D-4

Investment Restrictions For

Future5	Maximum Daily Value
Maximum Anniversary Value V

Applicable To The Following Products

Hartford's Personal Retirement Manager B-Share VA 3	Hartford's Personal Retirement Manager L-Share VA 3
Hartford's Personal Retirement Manager C-Share VA 4	Huntington Hartford's Personal Retirement Manager B-Share VA 3
Hartford's Personal Retirement Manager I-Share VA 3

You may choose to invest in either the Portfolio Planner Asset Allocation Models, the Investment Strategy Models or approved individual Sub-Accounts. The Models will be re-balanced quarterly. For Future5, in the event that your Contract Value reduces below the minimum amount rule and you fail to transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days, we will exercise our reserved contractual rights to reallocate these sums to the money market Sub-Account.

PORTFOLIO PLANNER ASSET ALLOCATION MODELS (5/1/2012)

Fund	Conservative	Balanced	Moderate Growth	Growth
American Century VP Mid Cap Value Fund	0%	0%	0%	2%
HIMCO VIT American Funds Growth Fund	4%	6%	7%	8%
HIMCO VIT American Funds International Fund	2%	4%	5%	5%
Fidelity VIP Mid Cap Portfolio	2%	3%	3%	2%
Franklin Small Cap Value Securities Fund	0%	0%	2%	2%
Franklin Strategic Income Securities Fund	6%	4%	4%	3%
Hartford Capital Appreciation HLS Fund	3%	5%	6%	7%
Hartford Dividend and Growth HLS Fund	3%	5%	6%	7%
Hartford Growth Opportunities HLS Fund	3%	5%	6%	7%
Hartford High Yield HLS Fund	10%	5%	5%	5%
Hartford International Opportunities HLS Fund	0%	0%	0%	4%
Hartford Total Return Bond HLS Fund	22%	17%	12%	7%
Invesco V.I. International Growth Fund	2%	3%	4%	3%
Invesco V.I. Small Cap Equity Fund	2%	3%	2%	3%
Lord Abbett Fundamental Equity Portfolio	3%	7%	8%	9%
MFS Total Return Bond Series	22%	17%	13%	10%
MFS Value Series	4%	6%	7%	8%
Templeton Foreign VIP Fund	2%	3%	4%	3%
Templeton Global Bond VIP Fund	10%	7%	6%	5%
Total	100%	100%	100%	100%

APP D-5

As of May 2, 2016, the following models will be available to you to invest in.

Fund	Ultra Conservative	Conservative	Balanced	Moderate Growth	Growth
AB VPS Small/Mid-Cap Value Portfolio	3%	3%	3%	4%	5%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	4%	5%
Hartford Disciplined Equity HLS Fund	4%	5%	6%	7%	8%
Hartford High Yield HLS Fund	14%	17%	18%	17%	14%
Hartford International Opportunities HLS Fund	2%	3%	4%	5%	6%
Hartford Total Return Bond HLS Fund	20%	14%	10%	7%	4%
HIMCO VIT American Funds New World Fund	3%	4%	6%	7%	9%
Invesco V.I. International Growth Fund	1%	2%	3%	4%	5%
Invesco V.I. Small Cap Equity Fund	2%	3%	4%	5%	5%
MFS Growth Series	4%	6%	7%	8%	8%
MFS New Discovery Series	2%	3%	3%	4%	5%
MFS Total Return Bond Series	20%	15%	11%	7%	5%
Putnam VT Equity Income Fund	5%	6%	7%	8%	9%
Templeton Foreign VIP Fund	2%	2%	3%	4%	5%
Templeton Global Bond VIP Fund	16%	14%	11%	9%	7%
Total	100%	100%	100%	100%	100%
PORTFOLIO PLANNER ASSET ALLOCATION MODELS (7/16/2012)
(For Huntington Hartford’s Personal Retirement Manager 3 and Huntington Hartford’s Personal Retirement Manager Outlook 3)

FUND	Conservative	Balanced	Moderate Growth	Growth	Ultra Conservative
American Century VP Mid Cap Value Fund	0%	0%	0%	2%	0%
American Century VP Growth Fund	3%	5%	6%	7%	0%
HIMCO VIT American Funds Growth Fund	4%	6%	7%	8%	0%
HIMCO VIT American Funds International Fund	2%	4%	5%	5%	0%
Fidelity VIP Mid Cap Portfolio	2%	3%	3%	2%	0%
Franklin Small Cap Value VIP Fund	0%	0%	2%	2%	0%
Franklin Strategic Income VIP Fund	6%	4%	4%	3%	8%
Hartford Capital Appreciation HLS Fund	3%	5%	6%	7%	0%
Hartford Dividend and Growth HLS Fund	3%	5%	6%	7%	0%
Hartford High Yield HLS Fund	10%	5%	5%	5%	12%
Hartford International Opportunities HLS Fund	0%	0%	0%	4%	0%
Hartford Total Return Bond HLS Fund	22%	17%	12%	7%	25%
Hartford U.S. Government Securities HLS Fund	0%	0%	0%	0%	5%
Catalyst Dividend Capture VA Fund	6%	8%	11%	11%	0%
Invesco V.I. Government Money Market Fund	20%	22%	21%	20%	25%
Catalyst Insider Buying VA Fund	3%	4%	5%	7%	0%
Invesco V.I. International Growth Fund	2%	3%	4%	3%	0%
Invesco V.I. Small Cap Equity Fund	2%	3%	2%	3%	0%
Lord Abbett Fundamental Equity Portfolio	3%	7%	8%	9%	0%
MFS Total Return Bond Series	22%	17%	13%	10%	18%
MFS Value Series	4%	6%	7%	8%	0%
Templeton Foreign VIP Fund	2%	3%	4%	3%	0%
Templeton Global Bond VIP Fund	10%	7%	6%	5%	12%
Total	100%	100%	100%	100%	100%

APP D-6

INVESTMENT STRATEGIES MODELS (5/1/2012)
Hartford Checks and Balances

Hartford Capital Appreciation HLS Fund	33%
Hartford Dividend and Growth HLS Fund	33%
Hartford Total Return Bond HLS Fund	34%
Total	100%
Franklin Founding Investment Strategy

Franklin Income VIP Fund	34%
Franklin Mutual Shares Securities Fund	33%
Templeton Growth VIP Fund	33%
Total	100%
American Growth Foundation Strategy

HIMCO VIT American Funds Bond Fund	30%
HIMCO VIT American Funds Global Small Capitalization Fund	10%
HIMCO VIT American Funds Growth Fund	25%
HIMCO VIT American Funds Growth-Income Fund	20%
HIMCO VIT American Funds International Fund	15%
Total	100%
Core Four

HIMCO VIT American Funds International Fund	25%
Franklin Income VIP Fund	25%
Hartford Growth Opportunities HLS Fund	25%
Hartford Total Return Bond HLS Fund	25%
Total	100%
Huntington World Class Growth Strategy (1)

HIMCO VIT American Funds Global Growth & Income Fund	15%
Franklin Income VIP Fund	15%
Hartford Growth Opportunities HLS Fund	15%
Hartford Total Return Bond HLS Fund	25%
Invesco V.I. Government Money Market Fund	15%
Catalyst Insider Buying VA Fund	15%
Total	100%
The Huntington World Class Growth Strategy is available only to Huntington Hartford’s Personal Retirement Manager contract owners.

INDIVIDUAL SUB-ACCOUNTS 5/1/2012:
AB VPS Balanced Wealth Strategy Portfolio	HIMCO VIT American Funds Bond Fund
BlackRock Global Allocation V.I. Fund	MFS Total Return Bond Series
Invesco V.I. Balanced Risk Allocation Fund	Hartford Ultrashort HLS Fund
MFS Total Return Series	Hartford Total Return Bond Fund
PIMCO All Asset Portfolio	Hartford U.S. Government Securities HLS Fund
PIMCO Global Multi-Asset Managed Allocation Portfolio

APP E-1

Appendix E — Optional Rider Comparison
Death Benefits

Optional Rider	May be issued with which other optional riders?	Revocable by Contract Owner?	Benefit Equals	Withdrawal Percentage	Investment Restrictions
Standard Death Benefit.*	Safety Plus; any one withdrawal benefit.	No.	Contract Value.	Not applicable.	Not applicable.
Return of Premium V Death Benefit.	Safety Plus; any one withdrawal benefit.	Yes, after the earliest of the 5th anniversary of the rider effective date or Spousal Contract continuation. A pro-rated rider charge will be assessed.	Greater of Premium Payments adjusted for Surrenders or Contract Value minus Premium Based Charges, if applicable.	Not applicable.	Currently, none. We reserve the right to impose investment restrictions in the future.
Maximum Anniversary Value V Death Benefit.	Safety Plus; any one withdrawal benefit.	No. However, violation of investment restrictions may result in termination by the Company. A pro-rated rider charge will be assessed.	Greatest of: (a) Maximum Anniversary Value, (b) Premium Payments adjusted for Surrenders or (c) Contract Value.	Not applicable.	Yes. Contract Value must be invested within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us.

*	The Standard Death Benefit is not optional and is automatically included as part of your Contract.

APP E-2

Optional Rider	May be issued with which other optional riders?	Revocable by Contract Owner?	Benefit Equals	Withdrawal Percentage	Investment Restrictions
Legacy Lock Death Benefit.	Safety Plus; Future6 or Daily Lock Income Daily Lock Income
No. However, if your Future6 or Daily Lock Income Benefit rider is terminated for any reason, or because you exercise you option to convert Future6 or Daily Lock Income Benefit to Future5, this rider will also terminate.
			Greater of Enhanced Return of Premium or Return of Premium V Death Benefit.	Not applicable.	Yes. You must concurrently elect Future6 or Daily Lock Income Benefit and abide by its corresponding investment restrictions.
Maximum Daily Value Death Benefit.	Safety Plus; any one withdrawal benefit.	No. However, violation of investment restrictions may result in termination by the Company. A pro-rated rider charge will be assessed.	Greatest of: (a) Maximum Daily Value, (b) Premium Payments adjusted for Surrenders and transfers to the personal Pension Account or (c) Contract Value.	Not applicable.	Yes. Contract Value must be invested within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us.
Optional Withdrawal or Accumulation Benefits

Optional Rider	May be issued with which other optional riders?	Revocable by Contract Owner?	Benefit Equals	Withdrawal Percentage	Investment Restrictions
Future5 Withdrawal benefit.	Any one Death Benefit, except Legacy Lock.	No.
Initially equal to Premium Payments. Fluctuates thereafter based on Market Increases, or Deferral Bonuses, and subsequent Premium Payments, partial Surrenders, or transfers to or from the Personal Pension Account.

4%: age 59.5 - 64; 5%: age 65+ for
Contracts issued prior to July 16, 2012. 3.5%: age 59.5 - 64; 4.5%: age 65 - 84; 5.5%: age 85+ for Contracts issued on or after July 16, 2012. Based on age at time of first partial Surrender.
Yes. Contract Value must be invested within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us.
Future6 Withdrawal benefit (Note: Not available if Daily Lock Income Benefit is available in your state.)	Any one Death Benefit.	No.	Same as Future5. See above.	4%: age 59.5 - 64. 5%: age 65+. Based on age at time of first partial Surrender.	Yes. Contract Value must be invested within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us.
Daily Lock Income Benefit Withdrawal benefit.	Any one Death Benefit.	No.	Same as Future5. If you elect this rider after the Contract Issue date, the Payment Base will be based on the Contract Value on the date the rider becomes effective.	4%: age 59.5 - 64. 5%: age 65 - 84. 6%: age 85+. Based on age at time of first partial Surrender.	Yes. Contract Value must be invested within an approved asset allocation model(s) and other investment program(s) approved and designated by us.
Safety Plus Accumulation benefit.	Any one Death Benefit, except Legacy Lock.	Yes, after the earlier of Spousal Contract continuation or the fifth Contract Anniversary after the rider effective date.	Not applicable.		Yes. Contract Value must be invested within an approved asset allocation model(s) and other investment program(s) approved and designated by us.
Personal Pension Account	May be issued with any other optional rider.	No	Benefit Balance	Not applicable.	None; however if you elect another optional benefit, those investment restrictions will apply.

APP F-1

Appendix F - Model Investment Options

(Percentage allocations apply to value in the Sub-Accounts)

Applicable To The Following Products

Hartford's Personal Retirement Manager B-Share VA 3	Hartford's Personal Retirement Manager I-Share VA 3
Hartford's Personal Retirement Manager C-Share VA 4	Hartford's Personal Retirement Manager L-Share VA 3
Huntington Hartford's Personal Retirement Manager B-Share VA 3

As of May 2, 2016, the following models will be available to you to invest in. If you elected one of the optional riders for your contract, please refer to “Appendix D - Optional Rider Investment Restrictions” to determine whether those restrictions may limit your ability to invest in these models.

Portfolio Planner Models

Fund	Ultra Conservative	Conservative	Balanced	Moderate Growth	Growth
AB VPS Small/Mid-Cap Value Portfolio	3%	3%	3%	4%	5%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	4%	5%
Hartford Disciplined Equity HLS Fund	4%	5%	6%	7%	8%
Hartford High Yield HLS Fund	14%	17%	18%	17%	14%
Hartford International Opportunities HLS Fund	2%	3%	4%	5%	6%
Hartford Total Return Bond HLS Fund	20%	14%	10%	7%	4%
HIMCO VIT American Funds New World Fund	3%	4%	6%	7%	9%
Invesco V.I. International Growth Fund	1%	2%	3%	4%	5%
Invesco V.I. Small Cap Equity Fund	2%	3%	4%	5%	5%
MFS Growth Series	4%	6%	7%	8%	8%
MFS New Discovery Series	2%	3%	3%	4%	5%
MFS Total Return Bond Series	20%	15%	11%	7%	5%
Putnam VT Equity Income Fund	5%	6%	7%	8%	9%
Templeton Foreign VIP Fund	2%	2%	3%	4%	5%
Templeton Global Bond VIP Fund	16%	14%	11%	9%	7%
Total	100%	100%	100%	100%	100%

To obtain a Statement of Additional Information, please call us at 800-862-6668 or complete the form below and mail to:
Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293
Please send a Statement of Additional Information to me at the following address:

Name

Address

City/State	Zip Code
Contract Name
Issue Date

PART B

2

Hartford Life Insurance Company
Statement of Additional Information
Hartford's Personal Retirement Manager III
Huntington Hartford's Personal Retirement Manager III
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Hartford Life Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293.
Date of Prospectus: May 2, 2016
Date of Statement of Additional Information: May 2, 2016

3

General Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The consolidated financial statements of Hartford Life Insurance Company as of December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, and the statements of assets and liabilities of each of the individual sub-accounts which comprise Hartford Life Insurance Company Separate Account Seven as of December 31, 2015, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which reports are both included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. (HSD). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.
We currently pay HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2015 : $ 8,645,937 ; 2014 : $ 7,932,000 ; and 2013 : $ 6,827,894 .
OPERATIONAL RISKS
An investment in a Contract, Separate Account, or Fund can involve operational and information security risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers.  While we seek to minimize such events through controls and oversight, there may still be failures that could adversely affect us and your Contract’s Value. In addition, as the use of technology increases, we, a Contract, a Separate Account, or Fund may be more susceptible to operational risks through breaches in cybersecurity.  A breach in cybersecurity refers to both intentional and unintentional events that may cause us, a Contract, a Separate Account, or Fund to lose proprietary information, suffer data corruption, or operational capacity, and as a result, may incur regulatory penalties, reputational damage, and additional compliance costs associated with corrected measures and/or financial loss.  In addition, cyber security breaches of a Fund’s third party service providers or issuers of securities in which the underlying Funds invest may also subject a Fund to many of the same risks associated with direct cybersecurity breaches.

Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will be calculated on a quarterly basis from the date the underlying fund is made available in the Separate Account for one, five and ten year periods or some other relevant periods if the underlying fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, the Total Annual Fund Operating Expenses, applicable Sales Charges, Premium Based Charges, if applicable, Separate Account Annual Expenses, and the Annual Maintenance Fee are deducted from a hypothetical initial Premium Payment of $1,000.00. Standardized total returns do not include charges for optional benefit riders.
The formula we use to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial premium payment of $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.

4

The Sub-Account may advertise a non-standardized total return. These figures will be calculated on a monthly basis from the inception date of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that non-standardized total return does not include the Annual Maintenance Fee, Premium Based Charges, if applicable, or Sales Charges. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
The Sub-Account may also advertise adjusted non-standardized total return. These figures will be calculated on a monthly basis from the inception date of the underlying fund for one, five and ten year periods or other relevant periods. Adjusted non-standardized total return is measured in the same manner as the standardized total return described above.
A Sub-Account may advertise non-standardized total returns for periods predating its inception as an investment option in this variable annuity. Such non-standardized total returns reflect the adjusted historical returns of the underlying Fund in which the SubAccount invests, as adjusted for certain Separate Account annual expenses (Mortality and Expense Risk Charges and Administrative Fees), but excludes adjustments for optional riders or deductions for Annual Maintenance Fees, sales charges, premium taxes and federal/state taxes (including possible penalties). To the extent that a Sub-Account invests in a Feeder Fund (a Feeder Fund is a fund that invests all of its assets into a corresponding Master Fund), the Feeder Fund’s performance for periods pre-dating the inception of the Feeder Fund and/or its inclusion within a Separate Account may include the performance of the Master Fund since the inception of the Master Fund, as adjusted for the Feeder Fund’s operating expenses. In such case, the performance of a Feeder Fund will be lower than the corresponding Master Fund because of Feeder Fund operating expenses. Performance may include the effect of waivers and reimbursements, in the absence of which performance may have been lower.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula we use to calculate yield is: YIELD = 2[(a − b/cd +1)6 − 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculate the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divide that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR.” Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A − B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. “B” is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7 ] - 1.

5

Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may, from time to time, include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

SA-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To The Contract Owners of Hartford Life Insurance Company Separate Account Seven and the Board of Directors of Hartford Life Insurance Company
We have audited the accompanying statements of assets and liabilities as of December 31, 2015, and the related statements of operations for each of the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended for each of the following individual Sub-Accounts comprising Hartford Life Insurance Company Separate Account Seven (the “Account”):

American Century VP Value Fund	BlackRock Large Cap Growth V.I. Fund
American Century VP Growth Fund	BlackRock Equity Dividend V.I. Fund
AB VPS Balanced Wealth Strategy Portfolio (Formerly AllianceBernstein VPS Balanced Wealth Strategy Portfolio)	UIF Core Plus Fixed Income Portfolio
AB VPS International Value Portfolio (Formerly AllianceBernstein VPS International Value Portfolio)	UIF Growth Portfolio
AB VPS Small/Mid Cap Value Portfolio (Formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio)	UIF Mid Cap Growth Portfolio
AB VPS Value Portfolio (Formerly AllianceBernstein VPS Value Portfolio)	Invesco V.I. American Value Fund
AB VPS International Growth Portfolio (Formerly AllianceBernstein VPS International Growth Portfolio)	Morgan Stanley Mid Cap Growth Portfolio
Invesco V.I. Value Opportunities Fund	BlackRock Capital Appreciation V.I. Fund
Invesco V.I. Core Equity Fund	Columbia Variable Portfolio - International Opportunities Fund (Formerly Columbia Variable Portfolio - Marsico International Opportunities Fund)
Invesco V.I. Government Securities Fund	Columbia Variable Portfolio - Large Cap Growth Fund III (Formerly Columbia Variable Portfolio - Marsico Focused Equities Fund)
Invesco V.I. High Yield Fund	Columbia Variable Portfolio - Asset Allocation Fund
Invesco V.I. International Growth Fund	Variable Portfolio - Loomis Sayles Growth Fund II (Formerly Columbia Variable Portfolio - Marsico Growth Fund)
Invesco V.I. Mid Cap Core Equity Fund	Columbia Variable Portfolio - Large Cap Growth Fund II (Formerly Columbia Variable Portfolio - Marsico 21st Century Fund)
Invesco V.I. Small Cap Equity Fund	Columbia Variable Portfolio - Dividend Opportunity Fund
Invesco V.I. Balanced Risk Allocation Fund	Columbia Variable Portfolio - Income Opportunities Fund
Invesco V.I. Diversified Dividend Fund	Columbia Variable Portfolio - Mid Cap Growth Fund (Formerly Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund)
Invesco V.I. Money Market Fund	Oppenheimer Capital Appreciation Fund/VA
American Century VP Mid Cap Value Fund	Oppenheimer Global Fund/VA
American Funds Global Bond Fund	Oppenheimer Main Street Fund®/VA
American Funds Global Growth and Income Fund	Oppenheimer Main Street Small Cap Fund/VA
American Funds Asset Allocation Fund	Oppenheimer Equity Income Fund/VA
American Funds Blue Chip Income and Growth Fund	Putnam VT Diversified Income Fund
American Funds Bond Fund	Putnam VT Global Asset Allocation Fund
American Funds Global Growth Fund	Putnam VT International Value Fund
American Funds Growth Fund	Putnam VT International Equity Fund
American Funds Growth-Income Fund	Putnam VT Small Cap Value Fund
American Funds International Fund	Putnam VT Voyager Fund
American Funds New World Fund	JPMorgan Insurance Trust Core Bond Portfolio
American Funds Global Small Capitalization Fund	JPMorgan Insurance Trust U.S. Equity Portfolio
Sterling Capital Equity Income VIF	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Sterling Capital Special Opportunities VIF	JPMorgan Insurance Trust Mid Cap Value Portfolio
Sterling Capital Total Return Bond VIF	Putnam VT Equity Income Fund
Columbia Variable Portfolio - Small Company Growth Fund	PIMCO All Asset Fund
Wells Fargo VT Omega Growth Fund (Formerly Wells Fargo Advantage VT Omega Growth Fund)	PIMCO Global Dividend Portfolio (Formerly PIMCO EqS Pathfinder Fund®)
Fidelity® VIP Growth Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio
Fidelity® VIP Contrafund® Portfolio	Jennison 20/20 Focus Fund
Fidelity® VIP Mid Cap Portfolio	Jennison Fund
Fidelity® VIP Value Strategies Portfolio	Prudential Value Portfolio
Fidelity® VIP Dynamic Capital Appreciation Portfolio	Prudential SP International Growth Portfolio
Fidelity® VIP Strategic Income Portfolio	ClearBridge Variable Dividend Strategy Portfolio (Formerly ClearBridge Variable Equity Income Portfolio)
Franklin Rising Dividends VIP Fund	Western Asset Variable Global High Yield Bond Portfolio
Franklin Income VIP Fund	Clearbridge Variable Large Cap Value Portfolio
Franklin Large Cap Growth VIP Fund	Invesco V.I. Growth and Income Fund
Franklin Global Real Estate VIP Fund	Invesco V.I. Comstock Fund
Franklin Small-Mid Cap Growth VIP Fund	Invesco V.I. American Franchise Fund
Franklin Small Cap Value VIP Fund	Invesco V.I. Mid Cap Growth Fund
Franklin Strategic Income VIP Fund	Wells Fargo VT Index Asset Allocation Fund (Formerly Wells Fargo Advantage VT Index Asset Allocation Fund)
Franklin Mutual Shares VIP Fund	Wells Fargo VT Total Return Bond Fund (Formerly Wells Fargo Advantage VT Total Return Bond Fund)
Templeton Developing Markets VIP Fund	Wells Fargo VT Intrinsic Value Fund (Formerly Wells Fargo Advantage VT Intrinsic Value Fund)
Templeton Foreign VIP Fund	Wells Fargo VT International Equity Fund (Formerly Wells Fargo Advantage VT International Equity Fund)
Templeton Growth VIP Fund	Wells Fargo VT Small Cap Growth Fund (Formerly Wells Fargo Advantage VT Small Cap Growth Fund)
Franklin Mutual Global Discovery VIP Fund	Wells Fargo VT Discovery Fund (Formerly Wells Fargo Advantage VT Discovery Fund)
Franklin Flex Cap Growth VIP Fund	Wells Fargo VT Small Cap Value Fund (Formerly Wells Fargo Advantage VT Small Cap Value Fund)
Templeton Global Bond VIP Fund	Wells Fargo VT Opportunity Fund (Formerly Wells Fargo Advantage VT Opportunity Fund)
Hartford Balanced HLS Fund	HIMCO VIT Index Fund
Hartford Total Return Bond HLS Fund	HIMCO VIT Portfolio Diversifier Fund
Hartford Capital Appreciation HLS Fund	HIMCO VIT American Funds Asset Allocation Fund
Hartford Dividend and Growth HLS Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund
Hartford Healthcare HLS Fund	HIMCO VIT American Funds Bond Fund
Hartford Global Growth HLS Fund	HIMCO VIT American Funds Global Bond Fund
Hartford Disciplined Equity HLS Fund	HIMCO VIT American Funds Global Growth and Income Fund
Hartford Growth Opportunities HLS Fund	HIMCO VIT American Funds Global Growth Fund
Hartford High Yield HLS Fund	HIMCO VIT American Funds Global Small Capitalization Fund
Hartford International Opportunities HLS Fund	HIMCO VIT American Funds Growth Fund
Hartford Small/Mid Cap Equity HLS Fund	HIMCO VIT American Funds Growth-Income Fund
Hartford MidCap HLS Fund	HIMCO VIT American Funds International Fund
Hartford MidCap Value HLS Fund	HIMCO VIT American Funds New World Fund
Hartford Ultrashort Bond HLS Fund	MFS Core Equity Portfolio (Merged with MFS® Core Equity Fund)
Hartford Small Company HLS Fund	MFS Massachusetts Investors Growth Stock Portfolio (Merged with MFS® Investors Growth Stock Fund)
Hartford SmallCap Growth HLS Fund	MFS Research International Portfolio (Merged with MFS® Research International Fund)
Hartford Stock HLS Fund	Franklin Large Cap Value VIP Fund
Hartford U.S. Government Securities HLS Fund	Hartford Global Research HLS Fund (merged with Hartford Global Growth HLS Fund)
Hartford Value HLS Fund	Hartford Growth HLS Fund (merged with Hartford Growth Opportunities HLS Fund)
Huntington VA Dividend Capture Fund	Hartford Index HLS Fund (merged with HIMCO VIT Index Fund)
Huntington VA International Equity Fund	American Funds Asset Allocation HLS Fund (merged with HIMCO VIT American Funds Asset Allocation Fund)
Huntington VA Situs Fund	American Funds Blue Chip Income and Growth HLS Fund (merged with HIMCO VIT American Funds Blue Chip Income and Growth Fund)
Lord Abbett Fundamental Equity Fund	American Funds Bond HLS Fund (merged with HIMCO VIT American Funds Bond Fund)
Lord Abbett Calibrated Dividend Growth Fund	American Funds Global Bond HLS Fund (merged with HIMCO VIT American Funds Global Bond Fund)
Lord Abbett Bond Debenture Fund	American Funds Global Growth and Income HLS Fund (merged with HIMCO VIT American Funds Global Growth and Income Fund)
Lord Abbett Growth and Income Fund	American Funds Global Growth HLS Fund (merged with HIMCO VIT American Funds Global Growth Fund)
American Funds Global Small Capitalization HLS Fund (merged with HIMCO VIT American Funds Global Small Capitalization Fund)
MFS® Growth Fund	American Funds Growth HLS Fund (merged with HIMCO VIT American Funds Growth Fund)
MFS® Global Equity Fund	American Funds Growth-Income HLS Fund (merged with HIMCO VIT American Funds Growth-Income Fund)
American Funds International HLS Fund (merged with HIMCO VIT American Funds International Fund)
MFS® Investors Trust Fund	American Funds New World HLS Fund (merged with HIMCO VIT American Funds New World Fund)
MFS® Mid Cap Growth Fund	Hartford Portfolio Diversifier HLS Fund (merged with HIMCO VIT Portfolio Diversifier Fund)
MFS® New Discovery Fund	Huntington VA Income Equity Fund (merged with Huntington VA Dividend Capture Fund)
MFS® Total Return Fund	Huntington VA Growth Fund
MFS® Value Fund	Huntington VA Mid Corp America Fund (merged with Huntington VA Situs Fund)
MFS Total Return Bond Series (Formerly MFS® Research Bond Fund)	Huntington VA Rotating Markets Fund
MFS® Research International Fund (Merged with MFS® Research International Portfolio)	Huntington VA Mortgage Securities Fund
MFS® Research Fund	JPMorgan Insurance Trust Equity Index Portfolio
MFS® High Yield Portfolio	JPMorgan Insurance Trust Intrepid Growth Portfolio
BlackRock Global Allocation V.I. Fund	JPMorgan Insurance Trust Mid Cap Growth Portfolio
BlackRock Global Opportunities V.I. Fund

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2015, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts above as of December 31, 2015, the results of their operations for each of the periods then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Hartford, CT
April 20, 2016

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities
December 31, 2015

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	4,904,242	5,971,619	1,563,766	247,526	685,378	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	2,124,717	80,675	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	16,023,212	34,410,543	107,843,958
class S2	—	—	—	—	—	—	—	—	1,505,938	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	2,124,717	80,675	4,904,242	5,971,619	1,563,766	247,526	685,378	16,023,212	35,916,481	107,843,958
Due from Sponsor Company	—	—	—	—	2,425	—	—	—	—	—
Receivable for fund shares sold	40	1	190	644	—	10	33	9,381	11,678	27,046
Other assets	1	—	—	1	—	—	—	1	—	9
Total assets	2,124,758	80,676	4,904,432	5,972,264	1,566,191	247,536	685,411	16,032,594	35,928,159	107,871,013

Liabilities:
Due to Sponsor Company	40	1	190	644	—	10	33	9,381	11,678	27,046
Payable for fund shares purchased	—	—	—	—	2,425	—	—	—	—	—
Other liabilities	—	—	—	—	—	1	—	—	1	—
Total liabilities	40	1	190	644	2,425	11	33	9,381	11,679	27,046

Net assets:
For contract liabilities	$2,124,718	$80,675	$4,904,242	$5,971,620	$1,563,766	$247,525	$685,378	$16,023,213	$35,916,480	$107,843,967

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	4,904,242	5,971,620	1,563,766	247,525	685,378	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	2,124,718	80,675	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	16,023,213	34,410,541	107,843,967
class S2	—	—	—	—	—	—	—	—	1,505,939	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$2,124,718	$80,675	$4,904,242	$5,971,620	$1,563,766	$247,525	$685,378	$16,023,213	$35,916,480	$107,843,967

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	451,172	445,311	91,182	17,680	37,269	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	239,810	6,323	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	2,049,004	1,016,860	9,361,455
class S2	—	—	—	—	—	—	—	—	45,088	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	239,810	6,323	451,172	445,311	91,182	17,680	37,269	2,049,004	1,061,948	9,361,455

Cost	$1,668,222	$73,375	$5,136,189	$5,928,981	$1,642,938	$217,896	$615,753	$18,480,946	$30,866,612	$113,269,360

Deferred contracts in the accumulation period:
Units owned by participants #	134,163	5,349	374,626	823,877	89,305	16,927	81,034	11,186,965	2,521,625	80,832,529
Minimum unit fair value #*	$15.152060	$15.082330	$11.640180	$6.474516	$15.442929	$11.258625	$7.512157	$1.290019	$1.128063	$1.188970
Maximum unit fair value #*	$16.700570	$15.082330	$17.598041	$13.688633	$25.699328	$12.367875	$15.037842	$19.810476	$19.168832	$10.174815
Contract liability	$2,124,718	$80,675	$4,904,242	$5,872,565	$1,563,766	$206,218	$685,378	$15,868,775	$35,560,560	$107,084,614

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	14,314	—	3,446	—	103,006	35,757	553,348
Minimum unit fair value #*	$—	$—	$—	$6.920260	$—	$11.986453	$—	$1.447151	$1.244670	$1.333848
Maximum unit fair value #*	$—	$—	$—	$6.920260	$—	$11.986453	$—	$1.522530	$16.718991	$1.403329
Contract liability	$—	$—	$—	$99,055	$—	$41,307	$—	$154,438	$355,920	$759,353

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(1) Formerly AllianceBernstein VPS Balanced Wealth Strategy Portfolio. Change effective May 1, 2015.
(2) Formerly AllianceBernstein VPS International Value Portfolio. Change effective May 1, 2015.
(3) Formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio. Change effective May 1, 2015.
(4) Formerly AllianceBernstein VPS Value Portfolio. Change effective May 1, 2015.
(5) Formerly AllianceBernstein VPS International Growth Portfolio. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.
.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	28,150,077	45,245,757
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	128,925	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	700,922	29,341,288	34,066,268	21,441,418	—	—	52,097,147	—	—	—
class S2	—	11,524,587	76,174	3,622,285	2,128,861	7,294	1,140,437	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	700,922	40,865,875	34,142,442	25,063,703	2,128,861	7,294	53,237,584	128,925	28,150,077	45,245,757
Due from Sponsor Company	—	—	—	—	734	—	—	—	—	—
Receivable for fund shares sold	45	28,782	91,413	56,369	—	—	63,083	2	48,470	45,966
Other assets	—	1	3	2	—	—	—	—	—	—
Total assets	700,967	40,894,658	34,233,858	25,120,074	2,129,595	7,294	53,300,667	128,927	28,198,547	45,291,723

Liabilities:
Due to Sponsor Company	45	28,782	91,413	56,369	—	—	63,083	2	48,470	45,966
Payable for fund shares purchased	—	—	—	—	734	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	2	1
Total liabilities	45	28,782	91,413	56,369	734	—	63,083	2	48,472	45,967

Net assets:
For contract liabilities	$700,922	$40,865,876	$34,142,445	$25,063,705	$2,128,861	$7,294	$53,237,584	$128,925	$28,150,075	$45,245,756

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	28,150,075	45,245,756
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	128,925	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	700,922	29,341,289	34,066,271	21,441,421	—	—	52,097,147	—	—	—
class S2	—	11,524,587	76,174	3,622,284	2,128,861	7,294	1,140,437	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$700,922	$40,865,876	$34,142,445	$25,063,705	$2,128,861	$7,294	$53,237,584	$128,925	$28,150,075	$45,245,756

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	2,575,487	3,669,567
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	7,007	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	138,522	876,121	2,810,748	1,215,500	—	—	52,097,147	—	—	—
class S2	—	348,807	6,396	213,578	211,197	315	1,140,437	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	138,522	1,224,928	2,817,144	1,429,078	211,197	315	53,237,584	7,007	2,575,487	3,669,567

Cost	$768,369	$33,950,469	$35,461,407	$25,028,811	$2,482,278	$4,882	$53,237,584	$114,958	$29,357,871	$41,244,176

Deferred contracts in the accumulation period:
Units owned by participants #	283,298	13,490,074	15,793,790	1,272,911	182,225	456	5,525,313	7,844	2,347,719	3,268,653
Minimum unit fair value #*	$1.651934	$2.069189	$1.947140	$14.489105	$11.189212	$16.010378	$9.328886	$15.759549	$10.698377	$12.724581
Maximum unit fair value #*	$19.249271	$18.070243	$17.952080	$22.785812	$12.255624	$16.010378	$9.875737	$17.388781	$12.992812	$19.628353
Contract liability	$697,672	$40,822,602	$33,949,314	$25,010,873	$2,128,861	$7,294	$52,929,152	$128,925	$27,911,275	$45,154,742

Contracts in payout (annuitization) period:
Units owned by participants #	1,762	18,168	86,003	2,516	—	—	31,926	—	19,421	6,542
Minimum unit fair value #*	$1.844510	$2.321184	$2.184304	$20.681410	$—	$—	$9.660757	$—	$12.011377	$13.823100
Maximum unit fair value #*	$1.844510	$2.442096	$2.298102	$21.584066	$—	$—	$9.660757	$—	$12.406175	$14.302496
Contract liability	$3,250	$43,274	$193,131	$52,832	$—	$—	$308,432	$—	$238,800	$91,014

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Columbia Variable Portfolio — Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,404,442
class 2	157,779,282	78,142,225	142,174,434	55,461,336	412,477,548	363,762,710	86,358,472	32,198,953	37,224,566	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	157,779,282	78,142,225	142,174,434	55,461,336	412,477,548	363,762,710	86,358,472	32,198,953	37,224,566	4,404,442
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	42,555	117,367	206,197	127,197	437,431	281,670	132,110	53,584	26,891	4,699
Other assets	—	5	—	2	—	—	3	3	—	2
Total assets	157,821,837	78,259,597	142,380,631	55,588,535	412,914,979	364,044,380	86,490,585	32,252,540	37,251,457	4,409,143

Liabilities:
Due to Sponsor Company	42,555	117,367	206,197	127,197	437,431	281,670	132,110	53,584	26,891	4,699
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	—	1	—	2	1	—	—	4	—
Total liabilities	42,556	117,367	206,198	127,197	437,433	281,671	132,110	53,584	26,895	4,699

Net assets:
For contract liabilities	$157,779,281	$78,142,230	$142,174,433	$55,461,338	$412,477,546	$363,762,709	$86,358,475	$32,198,956	$37,224,562	$4,404,444

Contract Liabilities:
class 1	—	—	—	—	—	—	—	—	—	4,404,444.00
class 2	157,779,281.00	78,142,230.00	142,174,433.00	55,461,338.00	412,477,546.00	363,762,709.00	86,358,475.00	32,198,956.00	37,224,562.00	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$157,779,281	$78,142,230	$142,174,433	$55,461,338	$412,477,546	$363,762,709	$86,358,475	$32,198,956	$37,224,562	$4,404,444

Shares:
class 1	—	—	—	—	—	—	—	—	—	261,391
class 2	7,715,368	6,246,381	13,438,037	2,117,653	6,093,626	8,076,437	4,792,368	1,720,949	1,557,513	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	7,715,368	6,246,381	13,438,037	2,117,653	6,093,626	8,076,437	4,792,368	1,720,949	1,557,513	261,391

Cost	$127,646,634	$66,029,650	$146,586,856	$45,719,234	$353,744,995	$307,400,205	$84,784,108	$31,582,455	$30,400,335	$3,667,866

Deferred contracts in the accumulation period:
Units owned by participants #	8,427,017	48,492,646	9,312,778	2,612,047	22,342,121	18,369,639	5,841,843	1,331,761	1,729,449	2,082,425
Minimum unit fair value #*	$16.763690	$1.432884	$11.817054	$15.159679	$13.418454	$17.673324	$10.508830	$15.371349	$16.245110	$1.487483
Maximum unit fair value #*	$22.401690	$20.862670	$17.419959	$26.256763	$24.946652	$24.358516	$17.917229	$29.705123	$26.264423	$21.055977
Contract liability	$156,006,522	$77,142,587	$141,053,798	$55,111,193	$410,550,282	$361,481,036	$85,879,806	$32,135,314	$37,057,290	$4,355,952

Contracts in payout (annuitization) period:
Units owned by participants #	88,728	610,410	70,833	15,932	95,662	109,245	29,221	2,498	7,196	29,195
Minimum unit fair value #*	$18.548714	$1.608653	$14.765618	$18.478896	$15.037922	$19.555418	$12.930989	$23.780261	$18.513663	$1.660979
Maximum unit fair value #*	$21.086636	$1.693904	$16.397494	$24.863455	$23.481826	$22.928456	$17.715641	$27.961291	$26.187286	$1.660979
Contract liability	$1,772,759	$999,643	$1,120,635	$350,145	$1,927,264	$2,281,673	$478,669	$63,642	$167,272	$48,492

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account (6)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$860,044	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	6,559	—	—	—	—	—	—	163,392,214	348,967,456	27,760,345
class 4	—	—	—	—	—	—	—	1,198,388	39,205,944	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	1,819,854	18,538,796	14,496,070	657,526	388,821	126,048	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	866,603	1,819,854	18,538,796	14,496,070	657,526	388,821	126,048	164,590,602	388,173,400	27,760,345
Due from Sponsor Company	—	—	—	134	—	—	—	—	—	—
Receivable for fund shares sold	42	510	7,420	—	33	21	3	148,872	1,346,697	13,909
Other assets	—	1	—	—	—	1	—	—	—	1
Total assets	866,645	1,820,365	18,546,216	14,496,204	657,559	388,843	126,051	164,739,474	389,520,097	27,774,255

Liabilities:
Due to Sponsor Company	42	510	7,420	—	33	21	3	148,872	1,346,697	13,909
Payable for fund shares purchased	—	—	—	134	—	—	—	—	—	—
Other liabilities	—	—	1	—	—	—	—	—	6	—
Total liabilities	42	510	7,421	134	33	21	3	148,872	1,346,703	13,909

Net assets:
For contract liabilities	$866,603	$1,819,855	$18,538,795	$14,496,070	$657,526	$388,822	$126,048	$164,590,602	$388,173,394	$27,760,346

Contract Liabilities:
class 1	$860,044	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	6,559	—	—	—	—	—	—	163,392,212	348,967,451	27,760,346
class 4	—	—	—	—	—	—	—	1,198,390	39,205,943	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	1,819,855	18,538,795	14,496,070	657,526	388,822	126,048	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$866,603	$1,819,855	$18,538,795	$14,496,070	$657,526	$388,822	$126,048	$164,590,602	$388,173,394	$27,760,346

Shares:
class 1	36,912	—	—	—	—	—	—	—	—	—
class 2	291	—	—	—	—	—	—	6,609,717	24,575,173	1,534,569
class 4	—	—	—	—	—	—	—	48,303	2,705,724	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	27,993	557,390	455,422	44,913	30,957	11,982	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	37,203	27,993	557,390	455,422	44,913	30,957	11,982	6,658,020	27,280,897	1,534,569

Cost	$934,946	$1,545,297	$13,467,734	$12,561,823	$425,841	$365,817	$138,508	$133,749,280	$410,876,836	$26,044,478

Deferred contracts in the accumulation period:
Units owned by participants #	535,224	107,341	1,141,749	937,616	41,242	21,840	9,535	7,708,444	21,445,205	1,625,072
Minimum unit fair value #*	$1.240038	$14.642328	$13.921934	$13.966192	$14.071258	$16.094376	$10.854415	$15.425631	$11.694345	$15.486753
Maximum unit fair value #*	$26.845844	$25.094714	$23.397616	$24.598767	$27.972560	$26.444221	$13.927036	$23.658767	$21.036534	$20.713156
Contract liability	$866,603	$1,739,997	$18,435,161	$14,488,513	$657,526	$388,822	$126,048	$163,466,541	$384,720,984	$27,620,018

Contracts in payout (annuitization) period:
Units owned by participants #	—	5,244	6,935	499	—	—	—	51,011	181,457	7,969
Minimum unit fair value #*	$—	$15.227536	$14.822883	$14.869978	$—	$—	$—	$21.303153	$12.499824	$17.336627
Maximum unit fair value #*	$—	$15.227536	$15.294932	$15.343557	$—	$—	$—	$22.410745	$19.926915	$18.195479
Contract liability	$—	$79,858	$103,634	$7,557	$—	$—	$—	$1,124,061	$3,452,410	$140,328

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(6) Formerly Wells Fargo Advantage VT Omega Growth Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$99,848,010	$—	$13,105,462	$—	$—	$—	$—
class 2	857,473	49,455,418	8,480,128	429,433	193,869,757	—	65,946,628	112,029,804	61,053,530	11,469,770
class 4	—	2,604,250	3,439,665	22,637,150	26,007,561	1,796,829	5,151,603	11,337,272	5,565,310	1,429,537
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	857,473	52,059,668	11,919,793	122,914,593	219,877,318	14,902,291	71,098,231	123,367,076	66,618,840	12,899,307
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	31	15,554	24,328	49,852	123,165	8,045	69,335	71,606	28,894	6,090
Other assets	—	3	—	—	—	1	4	—	2	1
Total assets	857,504	52,075,225	11,944,121	122,964,445	220,000,483	14,910,337	71,167,570	123,438,682	66,647,736	12,905,398

Liabilities:
Due to Sponsor Company	31	15,554	24,328	49,852	123,165	8,045	69,335	71,606	28,894	6,090
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	2	—	1	—	2	—	—	1	—	—
Total liabilities	33	15,554	24,329	49,852	123,167	8,045	69,335	71,607	28,894	6,090

Net assets:
For contract liabilities	$857,471	$52,059,671	$11,919,792	$122,914,593	$219,877,316	$14,902,292	$71,098,235	$123,367,075	$66,618,842	$12,899,308

Contract Liabilities:
class 1	$—	$—	$—	$99,848,010	$—	$13,105,461	$—	$—	$—	$—
class 2	857,471	49,455,420	8,480,127	429,432	193,869,756	—	65,946,632	112,029,804	61,053,533	11,469,771
class 4	—	2,604,251	3,439,665	22,637,151	26,007,560	1,796,831	5,151,603	11,337,271	5,565,309	1,429,537
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$857,471	$52,059,671	$11,919,792	$122,914,593	$219,877,316	$14,902,292	$71,098,235	$123,367,075	$66,618,842	$12,899,308

Shares:
class 1	—	—	—	9,464,267	—	2,057,372	—	—	—	—
class 2	55,250	2,795,671	479,645	42,060	10,097,383	—	4,995,957	8,410,646	3,151,963	1,617,739
class 4	—	142,855	191,518	2,168,309	1,346,147	283,412	387,630	843,547	283,078	207,179
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	55,250	2,938,526	671,163	11,674,636	11,443,530	2,340,784	5,383,587	9,254,193	3,435,041	1,824,918

Cost	$863,513	$60,431,422	$12,230,192	$140,871,660	$189,527,648	$22,027,435	$76,877,590	$113,251,749	$67,075,802	$17,397,142

Deferred contracts in the accumulation period:
Units owned by participants #	36,102	3,357,929	875,718	6,755,618	11,719,176	1,062,589	5,696,681	8,440,065	2,709,741	777,477
Minimum unit fair value #*	$18.510266	$10.475364	$12.110670	$10.910401	$11.470656	$5.930693	$8.522120	$9.924882	$12.336647	$15.044322
Maximum unit fair value #*	$23.424914	$23.742360	$22.385491	$23.574221	$24.690138	$19.610597	$15.357842	$17.869700	$29.736312	$21.778839
Contract liability	$824,187	$51,873,610	$11,903,947	$121,543,579	$218,148,349	$14,869,116	$70,706,561	$122,449,776	$66,287,143	$12,876,884

Contracts in payout (annuitization) period:
Units owned by participants #	1,465	9,781	1,170	65,906	81,206	2,832	28,826	56,121	15,034	1,336
Minimum unit fair value #*	$22.478049	$11.836928	$12.940456	$12.568079	$12.260913	$6.314641	$12.394034	$14.788608	$13.186426	$16.781173
Maximum unit fair value #*	$23.424914	$21.361069	$15.277107	$22.190598	$23.240668	$18.459172	$14.180682	$16.820502	$28.167747	$16.781173
Contract liability	$33,284	$186,061	$15,845	$1,371,014	$1,728,967	$33,176	$391,674	$917,299	$331,699	$22,424

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	209,529	—	—	—	—	—	—	—	—	—
class 4	14,710,180	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	5,437,888	102,008,389	101,407,996	72,385,499	—	405,992	12,315,193	28,406,553	6,989,260
class IB	—	8,917,589	23,296,252	20,808,284	15,090,745	157,224	628,195	220,087	1,123,787	458,785
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	14,919,709	14,355,477	125,304,641	122,216,280	87,476,244	157,224	1,034,187	12,535,280	29,530,340	7,448,045
Due from Sponsor Company	2,499	—	—	—	—	—	—	6,685	2,954	3,565
Receivable for fund shares sold	—	1,732	119,858	108,089	110,030	6	48	—	—	—
Other assets	1	—	2	—	—	1	—	2	—	—
Total assets	14,922,209	14,357,209	125,424,501	122,324,369	87,586,274	157,231	1,034,235	12,541,967	29,533,294	7,451,610

Liabilities:
Due to Sponsor Company	—	1,732	119,858	108,089	110,030	6	48	—	—	—
Payable for fund shares purchased	2,499	—	—	—	—	—	—	6,685	2,954	3,565
Other liabilities	—	2	—	3	1	—	4	—	—	—
Total liabilities	2,499	1,734	119,858	108,092	110,031	6	52	6,685	2,954	3,565

Net assets:
For contract liabilities	$14,919,710	$14,355,475	125,304,643	122,216,277	87,476,243	157,225	1,034,183	12,535,282	29,530,340	7,448,045

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	209,529	—	—	—	—	—	—	—	—	—
class 4	14,710,181	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	5,437,887	102,008,388	101,407,997	72,385,496	—	405,990	12,315,195	28,406,552	6,989,260
class IB	—	8,917,588	23,296,255	20,808,280	15,090,747	157,225	628,193	220,087	1,123,788	458,785
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$14,919,710	$14,355,475	$125,304,643	$122,216,277	$87,476,243	$157,225	$1,034,183	$12,535,282	$29,530,340	$7,448,045

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	13,261	—	—	—	—	—	—	—	—	—
class 4	909,159	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	204,278	9,332,881	2,281,908	3,276,845	—	16,646	790,449	814,875	925,729
class IB	—	330,404	2,143,169	473,669	685,320	5,355	25,969	14,236	33,288	61,748
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	922,420	534,682	11,476,050	2,755,577	3,962,165	5,355	42,615	804,685	848,163	987,477

Cost	$16,595,770	$12,096,185	127,096,894	112,022,935	78,241,573	88,697	898,911	10,721,331	23,972,586	8,413,897

Deferred contracts in the accumulation period:
Units owned by participants #	1,100,452	5,152,218	21,257,680	13,998,080	9,923,667	29,297	238,187	763,482	1,786,308	520,784
Minimum unit fair value #*	$10.507075	$1.321363	$1.350666	$1.881800	$1.759300	$5.111962	$1.143440	$2.281790	$2.672219	$2.004876
Maximum unit fair value #*	$14.622428	$19.456657	$13.555555	$25.058950	$22.552591	$5.392026	$23.231381	$26.543868	$28.377928	$19.320750
Contract liability	$14,895,328	$14,209,910	$124,877,255	$121,988,177	$87,084,985	$157,225	$957,442	$12,286,316	$29,489,790	$7,433,110

Contracts in payout (annuitization) period:
Units owned by participants #	1,775	85,230	228,303	79,054	159,969	—	19,268	16,856	2,397	2,251
Minimum unit fair value #*	$13.421935	$1.475514	$1.508146	$2.101322	$1.964549	$—	$2.730313	$2.337403	$16.917713	$2.004876
Maximum unit fair value #*	$13.849283	$1.792102	$12.221198	$14.357927	$15.212305	$—	$12.787733	$17.450480	$16.917713	$15.319244
Contract liability	$24,382	$145,565	$427,388	$228,100	$391,258	$—	$76,741	$248,966	$40,550	$14,935

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	4,154,373	1,333,677	—	—	62,547,300	1,486,381	828,478	576,582	3,575,408	1,137,226
class IB	3,440,967	317,286	898,289	471,762	4,270,789	1,691,443	86,271	6,561,680	1,356,511	273,434
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	7,595,340	1,650,963	898,289	471,762	66,818,089	3,177,824	914,749	7,138,262	4,931,919	1,410,660
Due from Sponsor Company	1,705	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	—	1,839	35	26	27,747	128	2,242	862	258	285
Other assets	2	—	—	—	11	3	—	—	—	—
Total assets	7,597,047	1,652,802	898,324	471,788	66,845,847	3,177,955	916,991	7,139,124	4,932,177	1,410,945

Liabilities:
Due to Sponsor Company	—	1,839	35	26	27,747	128	2,242	862	258	285
Payable for fund shares purchased	1,705	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	1	1	—	—	2	—	1	1
Total liabilities	1,705	1,839	36	27	27,747	128	2,244	862	259	286

Net assets:
For contract liabilities	$7,595,342	$1,650,963	$898,288	$471,761	$66,818,100	$3,177,827	$914,747	$7,138,262	$4,931,918	$1,410,659

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	4,154,373	1,333,677	—	—	62,547,310	1,486,382	828,475	576,581	3,575,407	1,137,225
class IB	3,440,969	317,286	898,288	471,761	4,270,790	1,691,445	86,272	6,561,681	1,356,511	273,434
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$7,595,342	$1,650,963	$898,288	$471,761	$66,818,100	$3,177,827	$914,747	$7,138,262	$4,931,918	$1,410,659

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	292,767	179,016	—	—	6,260,991	84,839	33,232	9,002	345,784	72,992
class IB	239,622	42,877	27,130	38,543	428,364	102,699	3,539	102,478	131,445	17,562
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	532,389	221,893	27,130	38,543	6,689,355	187,538	36,771	111,480	477,229	90,554

Cost	$6,641,767	$1,885,782	$704,793	$485,420	$66,923,986	$3,534,176	$969,713	$5,397,608	$5,040,882	$1,022,883

Deferred contracts in the accumulation period:
Units owned by participants #	1,404,989	102,012	120,557	65,761	58,624,184	757,630	74,024	3,906,528	630,736	136,796
Minimum unit fair value #*	$1.497090	$14.428334	$7.190783	$2.369487	$0.830817	$1.867465	$2.499958	$1.282159	$1.126296	$1.883374
Maximum unit fair value #*	$17.126028	$25.790155	$7.190783	$27.516946	$9.728870	$23.410469	$30.424194	$24.453397	$11.523427	$21.959894
Contract liability	$7,473,967	$1,650,963	$866,897	$471,761	$65,852,152	$3,157,828	$914,747	$7,028,383	$4,931,918	$1,407,583

Contracts in payout (annuitization) period:
Units owned by participants #	22,262	—	4,365	—	923,810	8,698	—	65,541	—	209
Minimum unit fair value #*	$1.671802	$—	$7.190783	$—	$0.927662	$2.085320	$—	$1.431800	$—	$14.682986
Maximum unit fair value #*	$10.438257	$—	$7.190783	$—	$1.074461	$2.649586	$—	$1.770009	$—	$14.682986
Contract liability	$121,375	$—	$31,391	$—	$965,948	$19,999	$—	$109,879	$—	$3,076

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Huntington VA Dividend Capture Fund	Huntington VA Situs Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	29,850,732	5,128,323	54,266,258	19,659,630
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	850,415	—	219,048	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	1,564,490	3,520,410	10,198,324	1,843,007	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	4,608,991	4,353,545	—	—	—	—	—	—	—	—
Total investments	4,608,991	4,353,545	1,564,490	3,520,410	10,198,324	1,843,007	30,701,147	5,128,323	54,485,306	19,659,630
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	247	249	20,089	150	918	120	10,093	25,627	17,084	1,179
Other assets	—	—	1	—	1	1	4	1	1	—
Total assets	4,609,238	4,353,794	1,584,580	3,520,560	10,199,243	1,843,128	30,711,244	5,153,951	54,502,391	19,660,809

Liabilities:
Due to Sponsor Company	247	249	20,089	150	918	120	10,093	25,627	17,084	1,179
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	—	—	—	—	—	—	—	—	3
Total liabilities	248	249	20,089	150	918	120	10,093	25,627	17,084	1,182

Net assets:
For contract liabilities	$4,608,990	$4,353,545	$1,564,491	$3,520,410	$10,198,325	$1,843,008	$30,701,151	$5,128,324	$54,485,307	$19,659,627

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	29,850,736	5,128,324	54,266,260	19,659,627
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	850,415	—	219,047	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	1,564,491	3,520,410	10,198,325	1,843,008	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	4,608,990	4,353,545	—	—	—	—	—	—	—	—
Total contract liabilities	$4,608,990	$4,353,545	$1,564,491	$3,520,410	$10,198,325	$1,843,008	$30,701,151	$5,128,324	$54,485,307	$19,659,627

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	743,110	278,865	2,041,620	2,394,596
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	21,755	—	8,329	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	96,099	258,854	915,469	57,218	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	379,029	251,070	—	—	—	—	—	—	—	—
Total shares	379,029	251,070	96,099	258,854	915,469	57,218	764,865	278,865	2,049,949	2,394,596

Cost	$4,663,152	$4,792,554	$1,701,958	$3,739,593	$10,292,165	$1,277,187	$24,692,482	$4,266,179	42,786,703	17,976,200

Deferred contracts in the accumulation period:
Units owned by participants #	919,469	1,842,192	87,998	223,166	685,516	141,073	2,196,041	243,837	3,632,842	2,265,867
Minimum unit fair value #*	$1.913962	$1.720408	$15.248504	$15.172809	$13.709500	$12.334885	$9.758613	$17.637962	$13.278349	$7.858765
Maximum unit fair value #*	$21.181886	$23.001022	$18.634025	$19.618706	$17.613416	$18.259686	$25.520887	$25.428183	$20.496690	$26.829655
Contract liability	$4,608,990	$4,353,545	$1,564,491	$3,520,410	$10,181,629	$1,843,008	$30,573,838	$5,064,536	$54,137,445	$19,611,112

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	1,109	—	8,264	2,909	21,865	5,358
Minimum unit fair value #*	$—	$—	$—	$—	$15.059924	$—	$10.878549	$19.840763	$14.670334	$8.683895
Maximum unit fair value #*	$—	$—	$—	$—	$15.059924	$—	$17.365131	$24.086895	$17.563008	$9.318545
Contract liability	$—	$—	$—	$—	$16,696	$—	$127,313	$63,788	$347,862	$48,515

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	38,427	445,990	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	270,210	—	—	760,676
class INIT	32,847,902	159,199,774	45,197,219	72,721,080	3,977,640	31,860,610	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	84,733	9,691,563	21,690,030	13,953,847	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	32,932,635	168,891,337	66,887,249	86,674,927	3,977,640	31,860,610	270,210	38,427	445,990	760,676
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	8,692	36,611	30,223	28,922	205	78,423	6	2	26	16
Other assets	—	1	4	—	—	—	—	—	—	—
Total assets	32,941,327	168,927,949	66,917,476	86,703,849	3,977,845	31,939,033	270,216	38,429	446,016	760,692

Liabilities:
Due to Sponsor Company	8,692	36,611	30,223	28,922	205	78,423	6	2	26	16
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	—	—	1	—	1	—	—	—	—
Total liabilities	8,693	36,611	30,223	28,923	205	78,424	6	2	26	16

Net assets:
For contract liabilities	$32,932,634	$168,891,338	$66,887,253	$86,674,926	$3,977,640	$31,860,609	$270,210	$38,427	$445,990	$760,676

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	38,427	445,990	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	270,210	—	—	760,676
class INIT	32,847,902	159,199,774	45,197,223	72,721,080	3,977,640	31,860,609	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	84,732	9,691,564	21,690,030	13,953,846	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$32,932,634	$168,891,338	$66,887,253	$86,674,926	$3,977,640	$31,860,609	$270,210	$38,427	$445,990	$760,676

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	2,402	32,818	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	20,722	—	—	75,840
class INIT	2,120,588	7,044,238	2,457,706	5,593,930	149,087	5,867,516	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	5,864	435,380	1,197,022	1,091,850	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	2,126,452	7,479,618	3,654,728	6,685,780	149,087	5,867,516	20,722	2,402	32,818	75,840

Cost	$33,367,629	$151,444,700	$52,589,688	$85,565,172	$3,479,377	$36,103,096	$308,256	$35,236	$368,128	$730,157

Deferred contracts in the accumulation period:
Units owned by participants #	1,726,493	9,363,471	3,161,693	6,501,390	215,997	3,181,296	23,105	2,286	25,661	50,589
Minimum unit fair value #*	$13.219046	$12.462171	$14.113297	$10.853721	$16.990357	$9.703703	$11.291541	$16.784034	$14.612422	$14.489678
Maximum unit fair value #*	$28.487813	$22.405046	$28.070442	$14.643974	$21.976231	$10.190929	$11.840632	$16.862821	$23.890870	$15.225851
Contract liability	$32,669,538	$168,011,265	$66,792,357	$86,619,061	$3,964,533	$31,659,403	$270,210	$38,427	$445,990	$760,676

Contracts in payout (annuitization) period:
Units owned by participants #	11,966	44,417	3,970	4,106	691	20,088	—	—	—	—
Minimum unit fair value #*	$15.158970	$13.690010	$15.503838	$13.430579	$18.630215	$9.975626	$—	$—	$—	$—
Maximum unit fair value #*	$26.149002	$21.089871	$26.589794	$13.873369	$19.246012	$10.063717	$—	$—	$—	$—
Contract liability	$263,096	$880,073	$94,896	$55,865	$13,107	$201,206	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(7) Formerly MFS® Research Bond Fund. Change effective April 30, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	UIF Core Plus Fixed Income Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - International Opportunities Fund	Columbia Variable Portfolio - Large Cap Growth Fund III	Columbia Variable Portfolio — Asset Allocation Fund	Variable Portfolio - Loomis Sayles Growth Fund II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (8)	Sub-Account (9)	Sub-Account	Sub-Account (10)

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$6,236,463	$2,685,617	$5,211,772
class 2	—	—	—	—	—	—	6,007,105	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	42,783	262,036	1,673,534	—	—	—	—	—	—	—
class III	—	—	—	—	—	624,328	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	721,692	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	128,306	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	42,783	262,036	1,673,534	721,692	128,306	624,328	6,007,105	6,236,463	2,685,617	5,211,772
Due from Sponsor Company	—	—	—	284	—	—	—	—	—	—
Receivable for fund shares sold	2	14	72	—	5	13	868	824	151	8,916
Other assets	—	—	—	—	—	—	—	1	—	1
Total assets	42,785	262,050	1,673,606	721,976	128,311	624,341	6,007,973	6,237,288	2,685,768	5,220,689

Liabilities:
Due to Sponsor Company	2	14	72	—	5	13	868	824	151	8,916
Payable for fund shares purchased	—	—	—	284	—	—	—	—	—	—
Other liabilities	—	1	—	1	—	—	2	—	1	—
Total liabilities	2	15	72	285	5	13	870	824	152	8,916

Net assets:
For contract liabilities	$42,783	$262,035	$1,673,534	$721,691	$128,306	$624,328	$6,007,103	$6,236,464	$2,685,616	$5,211,773

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$6,236,464	$2,685,616	$5,211,773
class 2	—	—	—	—	—	—	6,007,103	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	42,783	262,035	1,673,534	—	—	—	—	—	—	—
class III	—	—	—	—	—	624,328	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	721,691	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	128,306	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$42,783	$262,035	$1,673,534	$721,691	$128,306	$624,328	$6,007,103	$6,236,464	$2,685,616	$5,211,773

Shares:
class 1	—	—	—	—	—	—	—	391,246	192,242	206,570
class 2	—	—	—	—	—	—	342,285	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	4,186	9,036	169,902	—	—	—	—	—	—	—
class III	—	—	—	—	—	70,866	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	46,411	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	4,335	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	4,186	9,036	169,902	46,411	4,335	70,866	342,285	391,246	192,242	206,570

Cost	$42,283	$239,765	$1,839,724	$649,104	$151,185	$632,645	$4,537,229	$6,146,076	$2,871,001	$3,861,251

Deferred contracts in the accumulation period:
Units owned by participants #	4,119	17,531	114,453	46,583	8,862	40,469	2,962,942	2,607,577	1,609,288	2,442,568
Minimum unit fair value #*	$10.386757	$14.633999	$13.459669	$14.058086	$13.128552	$14.673899	$1.504877	$1.705926	$1.370359	$1.614544
Maximum unit fair value #*	$10.386757	$15.157585	$24.847071	$23.979385	$14.645554	$16.715913	$16.231834	$22.805083	$18.010756	$21.751297
Contract liability	$42,783	$262,035	$1,673,534	$721,691	$128,306	$624,328	$5,965,279	$6,134,623	$2,676,370	$5,150,301

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	—	24,891	53,464	6,042	34,097
Minimum unit fair value #*	$—	$—	$—	$—	$—	$—	$1.680317	$1.904834	$1.530186	$1.802845
Maximum unit fair value #*	$—	$—	$—	$—	$—	$—	$1.680317	$1.904834	$1.530186	$1.802845
Contract liability	$—	$—	$—	$—	$—	$—	$41,824	$101,841	$9,246	$61,472

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(8) Formerly Columbia Variable Portfolio — Marsico International Opportunities Fund. Change effective May 1, 2015.
(9) Formerly Columbia Variable Portfolio — Marsico Focused Equities Fund. Change effective November 20, 2015.
(10) Formerly Columbia Variable Portfolio — Marsico Growth Fund. Change effective November 20, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Columbia Variable Portfolio - Large Cap Growth Fund II	Columbia Variable Portfolio — Dividend Opportunity Fund	Columbia Variable Portfolio — Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund
	Sub-Account (11)	Sub-Account	Sub-Account	Sub-Account (12)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$1,493,217	$7,817,513	$6,144,080	$7,843,269	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	14,450,912
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	925,015	5,721,913	544,744	4,687,397	274,799	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	1,493,217	7,817,513	6,144,080	7,843,269	925,015	5,721,913	544,744	4,687,397	274,799	14,450,912
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	94	833	6,083	9,298	38	415	24	444	11	1,518
Other assets	—	1	2	—	—	4	—	1	—	—
Total assets	1,493,311	7,818,347	6,150,165	7,852,567	925,053	5,722,332	544,768	4,687,842	274,810	14,452,430

Liabilities:
Due to Sponsor Company	94	833	6,083	9,298	38	415	24	444	11	1,518
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	2	—	—	1	1	—	—	—	—	—
Total liabilities	96	833	6,083	9,299	39	415	24	444	11	1,518

Net assets:
For contract liabilities	$1,493,215	$7,817,514	$6,144,082	$7,843,268	$925,014	$5,721,917	$544,744	$4,687,398	$274,799	$14,450,912

Contract Liabilities:
class 1	$1,493,215	$7,817,514	$6,144,082	$7,843,268	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	14,450,912
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	925,014	5,721,917	544,744	4,687,398	274,799	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$1,493,215	$7,817,514	$6,144,082	$7,843,268	$925,014	$5,721,917	$544,744	$4,687,398	$274,799	$14,450,912

Shares:
class 1	101,857	401,722	761,348	382,598	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	2,323,298
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	16,880	152,219	18,797	222,679	23,268	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	101,857	401,722	761,348	382,598	16,880	152,219	18,797	222,679	23,268	2,323,298

Cost	$1,064,070	$5,977,086	$7,058,390	$5,846,621	$841,726	$4,234,301	$396,358	$3,920,891	$266,697	$15,821,203

Deferred contracts in the accumulation period:
Units owned by participants #	574,194	633,911	605,155	594,978	51,245	400,978	33,266	266,731	19,915	1,120,054
Minimum unit fair value #*	$2.069889	$11.866359	$9.825034	$12.848975	$13.703122	$13.086391	$14.873164	$16.100220	$11.297861	$11.853772
Maximum unit fair value #*	$20.149691	$12.491639	$10.130224	$13.229680	$23.580438	$21.729484	$22.676715	$26.226764	$12.410922	$17.746450
Contract liability	$1,492,755	$7,758,586	$6,061,729	$7,771,214	$759,452	$5,721,917	$544,744	$4,687,398	$242,103	$14,450,912

Contracts in payout (annuitization) period:
Units owned by participants #	199	4,717	8,129	5,446	11,349	—	—	—	2,659	—
Minimum unit fair value #*	$2.311211	$12.491639	$10.130224	$13.229680	$14.588847	$—	$—	$—	$12.028242	$—
Maximum unit fair value #*	$2.311211	$12.491639	$10.130224	$13.229680	$14.588847	$—	$—	$—	$12.410922	$—
Contract liability	$460	$58,928	$82,353	$72,054	$165,562	$—	$—	$—	$32,696	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(11) Formerly Columbia Variable Portfolio — Marsico 21st Century Fund. Change effective November 20, 2015.
(12) Formerly Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Putnam VT Global Asset Allocation Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Small Cap Value Fund	Putnam VT Voyager Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	631,283	181,713	441,289	163,592	2,142,352	—	—	—	—	174,013
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	41,578,352	5,467,828	6,192,870	4,053,804	—
Total investments	631,283	181,713	441,289	163,592	2,142,352	41,578,352	5,467,828	6,192,870	4,053,804	174,013
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	30	8	21	8	41	18,119	1,774	284	2,061	4
Other assets	—	—	—	—	—	—	2	1	—	1
Total assets	631,313	181,721	441,310	163,600	2,142,393	41,596,471	5,469,604	6,193,155	4,055,865	174,018

Liabilities:
Due to Sponsor Company	30	8	21	8	41	18,119	1,774	284	2,061	4
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	1	—	—	1	—
Total liabilities	30	8	21	8	41	18,120	1,774	284	2,062	4

Net assets:
For contract liabilities	$631,283	$181,713	$441,289	$163,592	$2,142,352	$41,578,351	$5,467,830	$6,192,871	$4,053,803	$174,014

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	631,283	181,713	441,289	163,592	2,142,352	—	—	—	—	174,014
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	41,578,351	5,467,830	6,192,871	4,053,803	—
Total contract liabilities	$631,283	$181,713	$441,289	$163,592	$2,142,352	$41,578,351	$5,467,830	$6,192,871	$4,053,803	$174,014

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	36,681	19,008	33,764	11,694	49,002	—	—	—	—	8,075
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	3,811,031	214,425	317,258	397,822	—
Total shares	36,681	19,008	33,764	11,694	49,002	3,811,031	214,425	317,258	397,822	8,075

Cost	$567,546	$177,831	$370,759	$185,265	$2,011,767	$42,043,190	$3,914,296	$6,196,635	$4,714,556	$155,464

Deferred contracts in the accumulation period:
Units owned by participants #	43,479	21,662	49,032	9,883	109,008	2,970,837	250,071	269,271	176,000	8,387
Minimum unit fair value #*	$13.666232	$7.852634	$8.622036	$14.115548	$14.368979	$11.874174	$19.588266	$17.224146	$20.646653	$17.661569
Maximum unit fair value #*	$20.543155	$14.065519	$14.630565	$23.376194	$20.871737	$20.759352	$33.330490	$50.169229	$36.117342	$22.967914
Contract liability	$631,283	$175,444	$441,289	$163,592	$2,142,352	$41,079,545	$5,431,421	$6,190,552	$4,019,868	$174,014

Contracts in payout (annuitization) period:
Units owned by participants #	—	756	—	—	—	35,451	1,692	102	1,496	—
Minimum unit fair value #*	$—	$8.295657	$—	$—	$—	$14.070307	$21.518700	$22.757838	$22.681297	$—
Maximum unit fair value #*	$—	$8.295657	$—	$—	$—	$14.070307	$21.518700	$22.757838	$22.681297	$—
Contract liability	$—	$6,269	$—	$—	$—	$498,806	$36,409	$2,319	$33,935	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	PIMCO All Asset Fund	PIMCO Global Dividend Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	ClearBridge Variable Large Cap Value Portfolio
	Sub-Account	Sub-Account (13)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (14)	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	125,613	487,855	10,755	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	24,578	43,110	688,569
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	85,345	155,176	44,106	13,515	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	125,613	487,855	10,755	85,345	155,176	44,106	13,515	24,578	43,110	688,569
Due from Sponsor Company	—	—	—	—	—	—	—	4	—	—
Receivable for fund shares sold	2	10	—	4	17	2	1	—	2	21
Other assets	—	—	—	—	—	—	—	—	—	—
Total assets	125,615	487,865	10,755	85,349	155,193	44,108	13,516	24,582	43,112	688,590

Liabilities:
Due to Sponsor Company	2	10	—	4	17	2	1	—	2	21
Payable for fund shares purchased	—	—	—	—	—	—	—	4	—	—
Other liabilities	—	29	—	1	1	—	—	—	—	—
Total liabilities	2	39	—	5	18	2	1	4	2	21

Net assets:
For contract liabilities	$125,613	$487,826	$10,755	$85,344	$155,175	$44,106	$13,515	$24,578	$43,110	$688,569

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	125,613	487,826	10,755	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	24,578	43,110	688,569
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	85,344	155,175	44,106	13,515	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$125,613	$487,826	$10,755	$85,344	$155,175	$44,106	$13,515	$24,578	$43,110	$688,569

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	13,668	51,680	945	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	1,639	6,602	38,575
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	3,751	3,512	1,823	2,249	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	13,668	51,680	945	3,751	3,512	1,823	2,249	1,639	6,602	38,575

Cost	$149,768	$561,179	$11,633	$45,305	$85,632	$33,977	$12,709	$24,603	$56,328	$734,990

Deferred contracts in the accumulation period:
Units owned by participants #	12,237	44,135	1,127	17,981	60,662	27,009	12,266	1,814	20,395	319,509
Minimum unit fair value #*	$9.898136	$10.647811	$9.546608	$2.023887	$1.547742	$1.511691	$1.028283	$13.551233	$2.113727	$1.997233
Maximum unit fair value #*	$10.371232	$11.377250	$9.546608	$21.657844	$12.417700	$1.667869	$1.145724	$13.551233	$2.113727	$2.045867
Contract liability	$125,613	$487,826	$10,755	$76,547	$125,144	$44,106	$13,515	$24,578	$43,110	$652,938

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	406	2,418	—	—	—	—	17,416
Minimum unit fair value #*	$—	$—	$—	$21.657844	$12.417700	$—	$—	$—	$—	$2.045867
Maximum unit fair value #*	$—	$—	$—	$21.657844	$12.417700	$—	$—	$—	$—	$2.045867
Contract liability	$—	$—	$—	$8,797	$30,031	$—	$—	$—	$—	$35,631

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(13) Formerly PIMCO EqS Pathfinder Fund®. Change effective July 10, 2015.
(14) Formerly ClearBridge Variable Equity Income Portfolio. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT Total Return Bond Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (15)	Sub-Account (16)	Sub-Account (17)	Sub-Account (18)	Sub-Account (19)	Sub-Account (20)

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$1,044,898	$985,553	$—
class 2	—	—	—	—	25,491	6,422	8,181	7,887	55,430	6,936
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	17,597,637	2,942,408	—	—	—	—	—	—
class S2	1,353,082	234,196	465,684	537,871	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	1,353,082	234,196	18,063,321	3,480,279	25,491	6,422	8,181	1,052,785	1,040,983	6,936
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	135	14	11,710	174	1	—	—	49	405	—
Other assets	1	—	1	—	—	1	—	1	1	—
Total assets	1,353,218	234,210	18,075,032	3,480,453	25,492	6,423	8,181	1,052,835	1,041,389	6,936

Liabilities:
Due to Sponsor Company	135	14	11,710	174	1	—	—	49	405	—
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	1	—	—	—
Total liabilities	135	14	11,710	174	1	—	1	49	405	—

Net assets:
For contract liabilities	$1,353,083	$234,196	$18,063,322	$3,480,279	$25,491	$6,423	$8,180	$1,052,786	$1,040,984	$6,936

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$1,044,899	$985,554	$—
class 2	—	—	—	—	25,491	6,423	8,180	7,887	55,430	6,936
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	17,597,638	2,942,408	—	—	—	—	—	—
class S2	1,353,083	234,196	465,684	537,871	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$1,353,083	$234,196	$18,063,322	$3,480,279	$25,491	$6,423	$8,180	$1,052,786	$1,040,984	$6,936

Shares:
class 1	—	—	—	—	—	—	—	216,783	113,282	—
class 2	—	—	—	—	1,380	618	469	1,630	6,475	267
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	307,114	546,916	—	—	—	—	—	—
class S2	69,141	13,375	8,338	100,914	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	69,141	13,375	315,452	647,830	1,380	618	469	218,413	119,757	267

Cost	$1,270,918	$193,185	$12,952,323	$3,417,667	$18,542	$6,342	$7,353	$1,098,859	$996,183	$5,795

Deferred contracts in the accumulation period:
Units owned by participants #	85,325	11,161	1,160,768	247,627	5,176	3,955	4,847	759,073	61,879	283
Minimum unit fair value #*	$13.792655	$19.863059	$14.386453	$13.475099	$2.007157	$1.624126	$1.686079	$1.022638	$2.210883	$24.537066
Maximum unit fair value #*	$23.204948	$22.644138	$16.242854	$14.218195	$20.269257	$1.624126	$19.516743	$14.527710	$17.914531	$24.537066
Contract liability	$1,353,083	$234,196	$17,897,987	$3,454,379	$25,491	$6,423	$8,180	$1,052,786	$1,040,984	$6,936

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	10,461	1,845	—	—	—	—	—	—
Minimum unit fair value #*	$—	$—	$15.594829	$14.028677	$—	$—	$—	$—	$—	$—
Maximum unit fair value #*	$—	$—	$15.858490	$14.055589	$—	$—	$—	$—	$—	$—
Contract liability	$—	$—	$165,335	$25,900	$—	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(15) Formerly Wells Fargo Advantage VT Index Asset Allocation Fund. Change effective December 15, 2015.
(16) Formerly Wells Fargo Advantage VT Total Return Bond Fund. Change effective December 15, 2015.
(17) Formerly Wells Fargo Advantage VT Intrinsic Value Fund. Change effective December 15, 2015.
(18) Formerly Wells Fargo Advantage VT International Equity Fund. Change effective December 15, 2015.
(19) Formerly Wells Fargo Advantage VT Small Cap Growth Fund. Change effective December 15, 2015.
(20) Formerly Wells Fargo Advantage VT Discovery Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund
	Sub-Account (21)	Sub-Account (22)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$7,796,080	$7,687,243	$—	$—	$—	$—	$—	$—	$—	$—
class 2	22,209	110,933	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	7,346,947	40,909,431	11,936,056	5,481,236	25,074,598	2,195,410	8,902,135	2,564,371
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—
Total investments	7,818,289	7,798,176	7,346,947	40,909,431	11,936,056	5,481,236	25,074,598	2,195,410	8,902,135	2,564,371
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1,145	1,206	211	51,056	592	248	2,318	94	466	336
Other assets	3	—	2	—	1	2	—	1	—	1
Total assets	7,819,437	7,799,382	7,347,160	40,960,487	11,936,649	5,481,486	25,076,916	2,195,505	8,902,601	2,564,708

Liabilities:
Due to Sponsor Company	1,145	1,206	211	51,056	592	248	2,318	94	466	336
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	1	—	—	1	—	1	—
Total liabilities	1,145	1,206	211	51,057	592	248	2,319	94	467	336

Net assets:
For contract liabilities	$7,818,292	$7,798,176	$7,346,949	$40,909,430	$11,936,057	$5,481,238	$25,074,597	$2,195,411	$8,902,134	$2,564,372

Contract Liabilities:
class 1	$7,796,083	$7,687,243	$—	$—	$—	$—	$—	$—	$—	$—
class 2	22,209	110,933	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	7,346,949	40,909,430	11,936,057	5,481,238	25,074,597	2,195,411	8,902,134	2,564,372
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$7,818,292	$7,798,176	$7,346,949	$40,909,430	$11,936,057	$5,481,238	$25,074,597	$2,195,411	$8,902,134	$2,564,372

Shares:
class 1	784,314	307,490	—	—	—	—	—	—	—	—
class 2	2,234	4,428	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	181,093	5,319,822	1,333,638	528,057	2,667,510	259,198	1,357,033	332,603
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	786,548	311,918	181,093	5,319,822	1,333,638	528,057	2,667,510	259,198	1,357,033	332,603

Cost	$6,344,371	$5,803,174	$6,854,843	$42,929,431	$11,610,335	$5,566,630	$25,586,143	$2,377,070	$8,974,005	$2,317,661

Deferred contracts in the accumulation period:
Units owned by participants #	610,947	485,829	380,715	5,383,368	805,408	366,316	2,297,447	209,276	721,983	179,893
Minimum unit fair value #*	$11.694441	$15.282108	$7.533751	$7.271656	$12.875831	$13.176058	$10.092920	$9.814638	$10.971683	$13.020792
Maximum unit fair value #*	$13.704915	$16.813490	$24.105494	$7.808156	$19.503864	$22.545865	$12.413281	$11.217539	$19.627301	$22.185907
Contract liability	$7,815,427	$7,798,176	$7,346,949	$40,909,430	$11,882,342	$5,375,692	$25,020,751	$2,174,971	$8,815,936	$2,561,517

Contracts in payout (annuitization) period:
Units owned by participants #	219	—	—	—	3,923	7,534	4,941	1,923	7,357	206
Minimum unit fair value #*	$13.084175	$—	$—	$—	$13.690699	$14.009947	$10.731535	$10.628639	$11.666101	$13.844902
Maximum unit fair value #*	$13.084175	$—	$—	$—	$13.690699	$14.009947	$11.065805	$10.628639	$12.029650	$13.844902
Contract liability	$2,865	$—	$—	$—	$53,715	$105,546	$53,846	$20,440	$86,198	$2,855

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(21) Formerly Wells Fargo Advantage VT Small Cap Value Fund. Change effective December 15, 2015.
(22) Formerly Wells Fargo Advantage VT Opportunity Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2015

	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (23)(24)	Sub-Account (25)(26)	Sub-Account (27)(28)

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—
class IB	7,747,578	52,215,076	27,011,052	30,118,413	4,589,522	—	—	—
class II	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	4,844,572	6,798,503	11,376,016
class S1	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—
Total investments	7,747,578	52,215,076	27,011,052	30,118,413	4,589,522	4,844,572	6,798,503	11,376,016
Due from Sponsor Company	—	—	—	1,557	—	—	—	15,550
Receivable for fund shares sold	495	17,094	8,659	—	452	352	1,500	—
Other assets	1	1	2	—	—	—	—	1
Total assets	7,748,074	52,232,171	27,019,713	30,119,970	4,589,974	4,844,924	6,800,003	11,391,567

Liabilities:
Due to Sponsor Company	495	17,094	8,659	—	452	352	1,500	—
Payable for fund shares purchased	—	—	—	1,557	—	—	—	15,550
Other liabilities	—	—	—	—	1	—	1	—
Total liabilities	495	17,094	8,659	1,557	453	352	1,501	15,550

Net assets:
For contract liabilities	$7,747,579	$52,215,077	$27,011,054	$30,118,413	$4,589,521	$4,844,572	$6,798,502	$11,376,017

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—
class IB	7,747,579	52,215,077	27,011,054	30,118,413	4,589,521	—	—	—
class II	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	4,844,572	6,798,502	11,376,017
class S1	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—
Total contract liabilities	$7,747,579	$52,215,077	$27,011,054	$30,118,413	$4,589,521	$4,844,572	$6,798,502	$11,376,017

Shares:
class 1	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—
class IB	1,026,169	5,311,808	2,739,458	4,108,924	851,488	—	—	—
class II	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	227,658	415,049	821,373
class S1	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—
Total shares	1,026,169	5,311,808	2,739,458	4,108,924	851,488	227,658	415,049	821,373

Cost	$7,440,591	$46,951,170	$25,881,159	$31,396,990	$4,920,849	$5,367,881	$7,319,367	$12,690,246

Deferred contracts in the accumulation period:
Units owned by participants #	677,350	3,476,715	1,791,430	3,127,952	461,737	464,138	665,891	1,190,357
Minimum unit fair value #*	$10.239909	$13.404961	$13.350231	$8.703012	$8.645874	$10.070613	$10.029965	$9.438105
Maximum unit fair value #*	$21.871480	$25.696935	$22.274851	$16.712849	$15.515924	$10.219591	$10.183003	$9.608632
Contract liability	$7,733,037	$52,078,770	$26,696,502	$30,078,169	$4,566,543	$4,710,069	$6,734,018	$11,341,153

Contracts in payout (annuitization) period:
Units owned by participants #	1,336	9,527	22,159	4,274	2,499	13,206	6,354	3,655
Minimum unit fair value #*	$10.888142	$14.308189	$14.195149	$9.253965	$9.193143	$10.163477	$10.127097	$9.533928
Maximum unit fair value #*	$10.888142	$14.308189	$14.195149	$9.542369	$9.193143	$10.196165	$10.159675	$9.564613
Contract liability	$14,542	$136,307	$314,552	$40,244	$22,978	$134,503	$64,484	$34,864

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(23) Funded as of March 27, 2015.
(24) Merged with MFS® Core Equity Fund. Change effective March 27, 2015.
(25) Funded as of March 27, 2015.
(26) Merged with MFS® Investors Growth Stock Fund. Change effective March 27, 2015.
(27) Funded as of March 27, 2015.
(28) Merged with MFS® Research International Fund. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations
For the Periods Ended December 31, 2015

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$46,533	$265	$105,932	$142,280	$9,122	$5,299	$457	$496,291	$440,282	$2,665,270

Expenses:
Administrative charges	—	—	—	—	—	—	—	(27,124)	(65,973)	(175,892)
Mortality and expense risk charges	(16,093)	(549)	(75,732)	(107,319)	(28,466)	(4,441)	(13,422)	(332,821)	(682,336)	(2,040,588)
Total expenses	(16,093)	(549)	(75,732)	(107,319)	(28,466)	(4,441)	(13,422)	(359,945)	(748,309)	(2,216,480)
Net investment income (loss)	30,440	(284)	30,200	34,961	(19,344)	858	(12,965)	136,346	(308,027)	448,790

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	135,273	1,823	31,763	106,377	43,510	13,490	19,518	46,008	2,814,211	(1,240,535)
Net realized gain distributions	—	4,847	483,757	—	280,665	—	—	1,393,077	4,060,958	—
Change in unrealized appreciation (depreciation) during the period	(264,750)	(2,867)	(546,779)	(41,234)	(426,708)	(39,280)	(33,135)	(3,888,601)	(9,517,725)	(804,098)
Net gain (loss) on investments	(129,477)	3,803	(31,259)	65,143	(102,533)	(25,790)	(13,617)	(2,449,516)	(2,642,556)	(2,044,633)
Net increase (decrease) in net assets resulting from operations	$(99,037)	$3,519	$(1,059)	$100,104	$(121,877)	$(24,932)	$(26,582)	$(2,313,170)	$(2,950,583)	$(1,595,843)

(1) Formerly AllianceBernstein VPS Balanced Wealth Strategy Portfolio. Change effective May 1, 2015.
(2) Formerly AllianceBernstein VPS International Value Portfolio. Change effective May 1, 2015.
(3) Formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio. Change effective May 1, 2015.
(4) Formerly AllianceBernstein VPS Value Portfolio. Change effective May 1, 2015.
(5) Formerly AllianceBernstein VPS International Growth Portfolio. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$40,955	$632,023	$131,270	$—	$101,142	$112	$6,203	$1,998	$17,623	$935,883

Expenses:
Administrative charges	(1,082)	(48,861)	(54,949)	(54)	—	—	—	—	—	—
Mortality and expense risk charges	(17,402)	(706,195)	(695,214)	(521,852)	(40,525)	(126)	(952,010)	(887)	(603,639)	(908,915)
Total expenses	(18,484)	(755,056)	(750,163)	(521,906)	(40,525)	(126)	(952,010)	(887)	(603,639)	(908,915)
Net investment income (loss)	22,471	(123,033)	(618,893)	(521,906)	60,617	(14)	(945,807)	1,111	(586,016)	26,968

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,836	2,970,044	826,248	2,388,227	(60,076)	211	—	1,249	(26,315)	2,015,693
Net realized gain distributions	—	—	3,529,273	5,444,847	228,015	—	—	5,937	919,354	—
Change in unrealized appreciation (depreciation) during the period	(63,072)	(4,249,882)	(5,820,028)	(9,154,073)	(384,664)	(191)	—	(11,571)	(2,266,465)	(3,292,017)
Net gain (loss) on investments	(61,236)	(1,279,838)	(1,464,507)	(1,320,999)	(216,725)	20	—	(4,385)	(1,373,426)	(1,276,324)
Net increase (decrease) in net assets resulting from operations	$(38,765)	$(1,402,871)	$(2,083,400)	$(1,842,905)	$(156,108)	$6	$(945,807)	$(3,274)	$(1,959,442)	$(1,249,356)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Sterling Capital Equity Income VIF
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)

Investment income:
Dividends	$2,687,220	$1,599,955	$2,493,581	$579,878	$2,558,574	$5,005,180	$1,448,102	$208,229	$—	$44

Expenses:
Administrative charges	(280,496)	(126,406)	(262,007)	(91,985)	(720,534)	(656,926)	(165,294)	(60,009)	(69,174)	—
Mortality and expense risk charges	(2,882,158)	(1,525,348)	(2,492,505)	(932,192)	(7,439,668)	(6,699,436)	(1,660,021)	(639,101)	(719,715)	(134)
Total expenses	(3,162,654)	(1,651,754)	(2,754,512)	(1,024,177)	(8,160,202)	(7,356,362)	(1,825,315)	(699,110)	(788,889)	(134)
Net investment income (loss)	(475,434)	(51,799)	(260,931)	(444,299)	(5,601,628)	(2,351,182)	(377,213)	(490,881)	(788,889)	(90)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	11,064,038	6,646,565	(250,606)	3,595,440	27,205,603	25,780,777	3,961,788	1,112,323	3,429,753	5,697
Net realized gain distributions	12,339,961	8,993,414	3,174,858	5,532,630	93,303,322	59,315,533	5,836,957	2,152,212	3,358,995	—
Change in unrealized appreciation (depreciation) during the period	(23,364,359)	(19,657,341)	(4,749,573)	(5,709,194)	(91,702,378)	(82,661,893)	(14,532,288)	(4,457,111)	(6,221,474)	(4,899)
Net gain (loss) on investments	39,640	(4,017,362)	(1,825,321)	3,418,876	28,806,547	2,434,417	(4,733,543)	(1,192,576)	567,274	798
Net increase (decrease) in net assets resulting from operations	$(435,794)	$(4,069,161)	$(2,086,252)	$2,974,577	$23,204,919	$83,235	$(5,110,756)	$(1,683,457)	$(221,615)	$708

(6) Liquidated as of April 24, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Sterling Capital Special Opportunities VIF	Sterling Capital Total Return Bond VIF	Columbia Variable Portfolio — Small Company Growth Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio
	Sub-Account (7)	Sub-Account (8)	Sub-Account	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$37,523	$17,632	$—	$—	$586	$153,666	$38,923	$6,190	$2,435	$3,381

Expenses:
Administrative charges	—	—	—	(1,560)	—	—	—	—	—	—
Mortality and expense risk charges	(11,548)	(3,171)	(106,728)	(14,436)	(28,303)	(322,229)	(259,399)	(13,374)	(8,790)	(976)
Total expenses	(11,548)	(3,171)	(106,728)	(15,996)	(28,303)	(322,229)	(259,399)	(13,374)	(8,790)	(976)
Net investment income (loss)	25,975	14,461	(106,728)	(15,996)	(27,717)	(168,563)	(220,476)	(7,184)	(6,355)	2,405

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	210,255	(27,539)	294,432	8,421	168,805	1,938,096	703,343	45,126	48,825	(194)
Net realized gain distributions	368,528	—	247,915	152,161	61,761	1,977,176	2,024,845	590	24,587	289
Change in unrealized appreciation (depreciation) during the period	(516,766)	16,814	(313,542)	(144,513)	(95,872)	(3,903,717)	(2,948,958)	(71,748)	(71,938)	(5,867)
Net gain (loss) on investments	62,017	(10,725)	228,805	16,069	134,694	11,555	(220,770)	(26,032)	1,474	(5,772)
Net increase (decrease) in net assets resulting from operations	$87,992	$3,736	$122,077	$73	$106,977	$(157,008)	$(441,246)	$(33,216)	$(4,881)	$(3,367)

(7) Liquidated as of April 24, 2015.
(8) Liquidated as of April 24, 2015.
(9) Formerly Wells Fargo Advantage VT Omega Growth Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$2,690,735	$21,285,866	$83,774	$34,384	$—	$86,362	$9,252,556	$7,594,477	$452,062	$2,663,561

Expenses:
Administrative charges	(268,650)	(633,213)	(45,773)	(1,592)	(93,268)	—	(187,529)	(373,392)	(26,725)	(126,779)
Mortality and expense risk charges	(3,058,987)	(7,443,412)	(524,470)	(14,642)	(1,062,926)	(250,752)	(2,354,105)	(4,078,653)	(337,691)	(1,347,703)
Total expenses	(3,327,637)	(8,076,625)	(570,243)	(16,234)	(1,156,194)	(250,752)	(2,541,634)	(4,452,045)	(364,416)	(1,474,482)
Net investment income (loss)	(636,902)	13,209,241	(486,469)	18,150	(1,156,194)	(164,390)	6,710,922	3,142,432	87,646	1,189,079

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	14,687,970	2,970,410	2,171,817	(5,964)	454,710	508,176	(2,674,860)	16,387,575	(1,209,094)	990,107
Net realized gain distributions	19,911,036	—	7,865,868	—	14,979,588	2,077,618	2,401,749	16,841,255	2,552,689	2,725,088
Change in unrealized appreciation (depreciation) during the period	(43,931,101)	(55,210,720)	(8,321,983)	(24,958)	(16,342,427)	(3,711,388)	(13,700,674)	(51,778,346)	(5,651,460)	(10,620,851)
Net gain (loss) on investments	(9,332,095)	(52,240,310)	1,715,702	(30,922)	(908,129)	(1,125,594)	(13,973,785)	(18,549,516)	(4,307,865)	(6,905,656)
Net increase (decrease) in net assets resulting from operations	$(9,968,997)	$(39,031,069)	$1,229,233	$(12,772)	$(2,064,323)	$(1,289,984)	$(7,262,863)	$(15,407,084)	$(4,220,219)	$(5,716,577)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$3,758,854	$2,102,467	$—	$1,264,448	$252,153	$4,211,396	$1,086,307	$1,626,342	$—	$3,297

Expenses:
Administrative charges	(216,292)	(100,749)	(20,041)	—	(14,234)	(39,140)	(30,531)	(21,009)	(233)	(630)
Mortality and expense risk charges	(2,342,169)	(1,301,953)	(236,806)	(255,646)	(274,201)	(2,172,677)	(2,108,035)	(1,487,326)	(1,988)	(14,497)
Total expenses	(2,558,461)	(1,402,702)	(256,847)	(255,646)	(288,435)	(2,211,817)	(2,138,566)	(1,508,335)	(2,221)	(15,127)
Net investment income (loss)	1,200,393	699,765	(256,847)	1,008,802	(36,282)	1,999,579	(1,052,259)	118,007	(2,221)	(11,830)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	5,461,352	2,302,484	(79,556)	(159,893)	598,792	613,971	6,586,083	4,115,039	1,439	42,131
Net realized gain distributions	—	4,254,332	8,236,091	83,456	—	3,350,936	25,262,226	13,285,366	18,205	41,184
Change in unrealized appreciation (depreciation) during the period	(17,707,881)	(10,975,947)	(7,542,656)	(1,911,881)	(820,163)	(8,962,649)	(31,101,273)	(20,152,411)	(1,335)	(18,038)
Net gain (loss) on investments	(12,246,529)	(4,419,131)	613,879	(1,988,318)	(221,371)	(4,997,742)	747,036	(2,752,006)	18,309	65,277
Net increase (decrease) in net assets resulting from operations	$(11,046,136)	$(3,719,366)	$357,032	$(979,516)	$(257,653)	$(2,998,163)	$(305,223)	$(2,633,999)	$16,088	$53,447

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$99,625	$38,470	$561,923	$110,738	$21,916	$808	$1,679	$221,044	$—	$886

Expenses:
Administrative charges	(348)	(123)	(110)	(2,920)	—	(1,594)	—	(108,161)	(3,004)	(139)
Mortality and expense risk charges	(205,819)	(493,487)	(128,908)	(126,240)	(34,653)	(13,398)	(11,232)	(1,243,321)	(68,460)	(20,646)
Total expenses	(206,167)	(493,610)	(129,018)	(129,160)	(34,653)	(14,992)	(11,232)	(1,351,482)	(71,464)	(20,785)
Net investment income (loss)	(106,542)	(455,140)	432,905	(18,422)	(12,737)	(14,184)	(9,553)	(1,130,438)	(71,464)	(19,899)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,359,046	3,374,939	(90,588)	362,135	20,991	82,084	6,175	42,115	93,502	34,563
Net realized gain distributions	4,094,933	6,294,847	—	—	298,737	113,761	79,048	7,229	701,505	127,300
Change in unrealized appreciation (depreciation) during the period	(4,657,511)	(6,007,577)	(816,089)	(293,996)	(417,614)	(173,007)	(91,940)	(157,663)	(1,077,327)	(162,313)
Net gain (loss) on investments	796,468	3,662,209	(906,677)	68,139	(97,886)	22,838	(6,717)	(108,319)	(282,320)	(450)
Net increase (decrease) in net assets resulting from operations	$689,926	$3,207,069	$(473,772)	$49,717	$(110,623)	$8,654	$(16,270)	$(1,238,757)	$(353,784)	$(20,349)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Huntington VA Dividend Capture Fund	Huntington VA International Equity Fund	Huntington VA Situs Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$112,517	$88,196	$22,872	$236,310	$58,556	$30,629	$18,923	$65,869	$431,083	$23,245

Expenses:
Administrative charges	(11,086)	(323)	—	(7,533)	—	(3,996)	—	—	—	—
Mortality and expense risk charges	(141,756)	(73,338)	(25,676)	(81,159)	(6,481)	(91,503)	(12,833)	(65,368)	(184,546)	(39,942)
Total expenses	(152,842)	(73,661)	(25,676)	(88,692)	(6,481)	(95,499)	(12,833)	(65,368)	(184,546)	(39,942)
Net investment income (loss)	(40,325)	14,535	(2,804)	147,618	52,075	(64,870)	6,090	501	246,537	(16,697)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	400,327	(4,979)	201,444	195,837	(375,431)	215,922	(628)	7,001	183,355	297,577
Net realized gain distributions	—	—	56,883	—	660,381	769,405	134,545	335,157	77,330	99,508
Change in unrealized appreciation (depreciation) during the period	(329,704)	(3,805)	(327,231)	(586,836)	(251,612)	(1,409,398)	(207,441)	(490,098)	(830,101)	(476,618)
Net gain (loss) on investments	70,623	(8,784)	(68,904)	(390,999)	33,338	(424,071)	(73,524)	(147,940)	(569,416)	(79,533)
Net increase (decrease) in net assets resulting from operations	$30,298	$5,751	$(71,708)	$(243,381)	$85,413	$(488,941)	$(67,434)	$(147,439)	$(322,879)	$(96,230)

(10) Liquidated as of March 6, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	MFS® Core Equity Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Growth Stock Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series
	Sub-Account (11)	Sub-Account	Sub-Account	Sub-Account (12)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (13)

Investment income:
Dividends	$55,057	$43,446	$57,842	$64,070	$544,857	$—	$—	$4,906,301	$1,637,273	$3,147,518

Expenses:
Administrative charges	(2,125)	(46,230)	(8,936)	(2,907)	(99,069)	(29,701)	(62,310)	(300,170)	(72,714)	(134,422)
Mortality and expense risk charges	(23,432)	(456,865)	(96,541)	(31,842)	(1,011,091)	(337,336)	(640,358)	(3,188,271)	(1,181,200)	(1,389,797)
Total expenses	(25,557)	(503,095)	(105,477)	(34,749)	(1,110,160)	(367,037)	(702,668)	(3,488,441)	(1,253,914)	(1,524,219)
Net investment income (loss)	29,500	(459,649)	(47,635)	29,321	(565,303)	(367,037)	(702,668)	1,417,860	383,359	1,623,299

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,559,771	1,986,761	430,991	1,629,910	5,508,467	999,414	726,126	9,172,664	5,428,934	1,292,540
Net realized gain distributions	292,910	1,552,338	184,512	674,021	6,414,370	1,815,721	1,120,371	7,029,665	4,260,036	—
Change in unrealized appreciation (depreciation) during the period	(1,764,067)	(1,432,608)	(716,791)	(2,259,595)	(12,208,334)	(1,942,715)	(1,993,881)	(21,296,381)	(11,736,102)	(4,620,693)
Net gain (loss) on investments	88,614	2,106,491	(101,288)	44,336	(285,497)	872,420	(147,384)	(5,094,052)	(2,047,132)	(3,328,153)
Net increase (decrease) in net assets resulting from operations	$118,114	$1,646,842	$(148,923)	$73,657	$(850,800)	$505,383	$(850,052)	$(3,676,192)	$(1,663,773)	$(1,704,854)

(11) Merged with MFS® Core Equity Portfolio. Change effective March 27, 2015.
(12) Merged with MFS® Massachusetts Investors Growth Stock Portfolio. Change effective March 27, 2015.
(13) Formerly MFS® Research Bond Fund. Change effective April 30, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	MFS® Research International Fund	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	UIF Core Plus Fixed Income Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio
	Sub-Account (14)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$416,270	$32,688	$2,690,385	$2,977	$390	$2,705	$10,787	$1,405	$—	$—

Expenses:
Administrative charges	(5,956)	(7,860)	—	—	(19)	(664)	—	—	—	—
Mortality and expense risk charges	(57,172)	(78,380)	(706,798)	(2,407)	(862)	(8,973)	(5,410)	(746)	(4,939)	(29,367)
Total expenses	(63,128)	(86,240)	(706,798)	(2,407)	(881)	(9,637)	(5,410)	(746)	(4,939)	(29,367)
Net investment income (loss)	353,142	(53,552)	1,983,587	570	(491)	(6,932)	5,377	659	(4,939)	(29,367)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(247,873)	360,540	(465,496)	10	216	7,462	11,893	57	4,128	22,613
Net realized gain distributions	—	337,239	—	16,773	543	24,817	44,249	—	35,108	309,504
Change in unrealized appreciation (depreciation) during the period	850,518	(658,792)	(3,591,045)	(22,149)	(862)	(22,901)	(71,903)	(1,819)	(9,642)	(431,893)
Net gain (loss) on investments	602,645	38,987	(4,056,541)	(5,366)	(103)	9,378	(15,761)	(1,762)	29,594	(99,776)
Net increase (decrease) in net assets resulting from operations	$955,787	$(14,565)	$(2,072,954)	$(4,796)	$(594)	$2,446	$(10,384)	$(1,103)	$24,655	$(129,143)

(14) Merged with MFS® Research International Portfolio. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - International Opportunities Fund	Columbia Variable Portfolio - Large Cap Growth Fund III	Columbia Variable Portfolio — Asset Allocation Fund	Variable Portfolio - Loomis Sayles Growth Fund II	Columbia Variable Portfolio - Large Cap Growth Fund II	Columbia Variable Portfolio — Dividend Opportunity Fund	Columbia Variable Portfolio — Income Opportunities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (15)	Sub-Account (16)	Sub-Account	Sub-Account (17)	Sub-Account (18)	Sub-Account	Sub-Account

Investment income:
Dividends	$65	$—	$—	$18,793	$10,761	$59,651	$6,000	$—	$—	$652,840

Expenses:
Administrative charges	—	(286)	—	(9,948)	(10,164)	—	(8,838)	(2,711)	—	(3,356)
Mortality and expense risk charges	(13,203)	(1,766)	(4,478)	(137,951)	(136,430)	(59,369)	(112,635)	(32,132)	(183,242)	(143,915)
Total expenses	(13,203)	(2,052)	(4,478)	(147,899)	(146,594)	(59,369)	(121,473)	(34,843)	(183,242)	(147,271)
Net investment income (loss)	(13,138)	(2,052)	(4,478)	(129,106)	(135,833)	282	(115,473)	(34,843)	(183,242)	505,569

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	32,721	(2,117)	9,339	425,849	158,661	9,157	456,476	206,051	419,414	(118,993)
Net realized gain distributions	98,379	30,525	48,739	—	1,028,227	301,877	688,317	300,969	—	62,563
Change in unrealized appreciation (depreciation) during the period	(206,288)	(37,410)	(17,036)	(403,060)	(1,007,681)	(336,202)	(1,017,361)	(472,889)	(647,941)	(634,311)
Net gain (loss) on investments	(75,188)	(9,002)	41,042	22,789	179,207	(25,168)	127,432	34,131	(228,527)	(690,741)
Net increase (decrease) in net assets resulting from operations	$(88,326)	$(11,054)	$36,564	$(106,317)	$43,374	$(24,886)	$11,959	$(712)	$(411,769)	$(185,172)

(15) Formerly Columbia Variable Portfolio — Marsico International Opportunities Fund. Change effective May 1, 2015.
(16) Formerly Columbia Variable Portfolio — Marsico Focused Equities Fund. Change effective November 20, 2015.
(17) Formerly Columbia Variable Portfolio — Marsico Growth Fund. Change effective November 20, 2015.
(18) Formerly Columbia Variable Portfolio — Marsico 21st Century Fund. Change effective November 20, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Columbia Variable Portfolio - Mid Cap Growth Fund	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account (19)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$71,532	$4,344	$34,469	$8,732	$1,556,727	$12,341	$2,570	$6,023

Expenses:
Administrative charges	(2,623)	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(182,700)	(15,854)	(105,698)	(10,482)	(84,540)	(4,734)	(253,403)	(10,814)	(3,138)	(9,064)
Total expenses	(185,323)	(15,854)	(105,698)	(10,482)	(84,540)	(4,734)	(253,403)	(10,814)	(3,138)	(9,064)
Net investment income (loss)	(185,323)	(15,854)	(34,166)	(6,138)	(50,071)	3,998	1,303,324	1,527	(568)	(3,041)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	509,368	68,500	488,402	95,877	419,732	4,020	(225,323)	3,156	1,281	2,346
Net realized gain distributions	—	200,363	440,662	101,607	798,384	22,651	—	53,243	—	—
Change in unrealized appreciation (depreciation) during the period	1,855	(223,608)	(736,667)	(180,132)	(1,565,640)	(67,801)	(1,702,782)	(70,447)	(7,070)	(13,320)
Net gain (loss) on investments	511,223	45,255	192,397	17,352	(347,524)	(41,130)	(1,928,105)	(14,048)	(5,789)	(10,974)
Net increase (decrease) in net assets resulting from operations	$325,900	$29,401	$158,231	$11,214	$(397,595)	$(37,132)	$(624,781)	$(12,521)	$(6,357)	$(14,015)

(19) Formerly Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Putnam VT Small Cap Value Fund	Putnam VT Voyager Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO Global Dividend Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (20)	Sub-Account

Investment income:
Dividends	$2,270	$26,554	$1,737,820	$69,792	$46,639	$45,115	$2,904	$4,570	$29,234	$187

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(3,940)	(16,283)	(730,896)	(96,845)	(115,311)	(74,246)	(1,612)	(1,045)	(3,761)	(182)
Total expenses	(3,940)	(16,283)	(730,896)	(96,845)	(115,311)	(74,246)	(1,612)	(1,045)	(3,761)	(182)
Net investment income (loss)	(1,670)	10,271	1,006,924	(27,053)	(68,672)	(29,131)	1,292	3,525	25,473	5

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,122	87,076	113,211	551,788	308,340	(96,871)	265	(2,092)	13,252	(163)
Net realized gain distributions	30,190	363,000	—	282,026	1,042,372	344,718	—	—	51,589	—
Change in unrealized appreciation (depreciation) during the period	(38,958)	(586,345)	(1,235,754)	(844,449)	(1,776,314)	(391,381)	(8,683)	(15,766)	(136,204)	6
Net gain (loss) on investments	(7,646)	(136,269)	(1,122,543)	(10,635)	(425,602)	(143,534)	(8,418)	(17,858)	(71,363)	(157)
Net increase (decrease) in net assets resulting from operations	$(9,316)	$(125,998)	$(115,619)	$(37,688)	$(494,274)	$(172,665)	$(7,126)	$(14,333)	$(45,890)	$(152)

(20) Formerly PIMCO EqS Pathfinder Fund®. Change effective July 10, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (21)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$—	$—	$459	$2,846	$10,519	$36,808	$4,678	$—

Expenses:
Administrative charges	(128)	(235)	—	—	—	(70)	(1,123)	(434)	(529)	—
Mortality and expense risk charges	(1,286)	(2,511)	(835)	(234)	(590)	(586)	(9,404)	(21,828)	(5,625)	(368,695)
Total expenses	(1,414)	(2,746)	(835)	(234)	(590)	(656)	(10,527)	(22,262)	(6,154)	(368,695)
Net investment income (loss)	(1,414)	(2,746)	(835)	(234)	(131)	2,190	(8)	14,546	(1,476)	(368,695)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,039	4,455	4,725	60	3,456	(413)	2,483	76,784	21,504	1,476,197
Net realized gain distributions	—	—	—	—	—	—	28,644	215,375	773	99,368
Change in unrealized appreciation (depreciation) during the period	2,875	11,880	(8,660)	374	(4,861)	(5,126)	(60,665)	(370,447)	(44,470)	(608,703)
Net gain (loss) on investments	4,914	16,335	(3,935)	434	(1,405)	(5,539)	(29,538)	(78,288)	(22,193)	966,862
Net increase (decrease) in net assets resulting from operations	$3,500	$13,589	$(4,770)	$200	$(1,536)	$(3,349)	$(29,546)	$(63,742)	$(23,669)	$598,167

(21) Formerly ClearBridge Variable Equity Income Portfolio. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT Total Return Bond Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund
	Sub-Account	Sub-Account (22)	Sub-Account (23)	Sub-Account (24)	Sub-Account (25)	Sub-Account (26)	Sub-Account (27)	Sub-Account (28)	Sub-Account (29)	Sub-Account

Investment income:
Dividends	$—	$262	$218	$180	$50,706	$—	$—	$49,517	$34,894	$28,195

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	(15,873)
Mortality and expense risk charges	(76,912)	(474)	(231)	(343)	(20,479)	(20,613)	(100)	(154,690)	(137,287)	(69,301)
Total expenses	(76,912)	(474)	(231)	(343)	(20,479)	(20,613)	(100)	(154,690)	(137,287)	(85,174)
Net investment income (loss)	(76,912)	(212)	(13)	(163)	30,227	(20,613)	(100)	(105,173)	(102,393)	(56,979)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	253,844	148	195	2,452	11,447	87,679	47	432,085	655,124	166,699
Net realized gain distributions	319,773	—	—	2,986	—	139,185	1,089	—	903,877	94,276
Change in unrealized appreciation (depreciation) during the period	(560,085)	(91)	(345)	(5,367)	(19,188)	(238,185)	(1,233)	(1,439,577)	(1,806,840)	(167,867)
Net gain (loss) on investments	13,532	57	(150)	71	(7,741)	(11,321)	(97)	(1,007,492)	(247,839)	93,108
Net increase (decrease) in net assets resulting from operations	$(63,380)	$(155)	$(163)	$(92)	$22,486	$(31,934)	$(197)	$(1,112,665)	$(350,232)	$36,129

(22) Formerly Wells Fargo Advantage VT Index Asset Allocation Fund. Change effective December 15, 2015.
(23) Formerly Wells Fargo Advantage VT Total Return Bond Fund. Change effective December 15, 2015.
(24) Formerly Wells Fargo Advantage VT Intrinsic Value Fund. Change effective December 15, 2015.
(25) Formerly Wells Fargo Advantage VT International Equity Fund. Change effective December 15, 2015.
(26) Formerly Wells Fargo Advantage VT Small Cap Growth Fund. Change effective December 15, 2015.
(27) Formerly Wells Fargo Advantage VT Discovery Fund. Change effective December 15, 2015.
(28) Formerly Wells Fargo Advantage VT Small Cap Value Fund. Change effective December 15, 2015.
(29) Formerly Wells Fargo Advantage VT Opportunity Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$378,462	$191,943	$192,747	$500,691	$35,568	$346,915	$21,335	$—	$507,261	$309,632

Expenses:
Administrative charges	—	(12,571)	(7,831)	(40,246)	(3,504)	(10,722)	(3,118)	(9,709)	(73,246)	(39,058)
Mortality and expense risk charges	(344,134)	(222,640)	(102,038)	(381,252)	(38,924)	(158,443)	(41,954)	(130,779)	(782,796)	(407,522)
Total expenses	(344,134)	(235,211)	(109,869)	(421,498)	(42,428)	(169,165)	(45,072)	(140,488)	(856,042)	(446,580)
Net investment income (loss)	34,328	(43,268)	82,878	79,193	(6,860)	177,750	(23,737)	(140,488)	(348,781)	(136,948)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(224,713)	130,147	157,295	(32,481)	(53,825)	117,648	75,101	216,330	1,223,472	417,764
Net realized gain distributions	—	201,780	108,089	67,096	289	154,566	21,771	100,610	1,284,064	734,359
Change in unrealized appreciation (depreciation) during the period	(898,032)	(362,431)	(655,988)	(542,352)	(98,930)	(737,912)	64,091	(234,661)	628,689	(1,058,905)
Net gain (loss) on investments	(1,122,745)	(30,504)	(390,604)	(507,737)	(152,466)	(465,698)	160,963	82,279	3,136,225	93,218
Net increase (decrease) in net assets resulting from operations	$(1,088,417)	$(73,772)	$(307,726)	$(428,544)	$(159,326)	$(287,948)	$137,226	$(58,209)	$2,787,444	$(43,730)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2015

	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio
	Sub-Account	Sub-Account	Sub-Account (30)(31)	Sub-Account (32)(33)	Sub-Account (34)(35)

Investment income:
Dividends	$410,902	$55,495	$29,310	$36,398	$250,388

Expenses:
Administrative charges	(49,437)	(5,185)	—	—	—
Mortality and expense risk charges	(470,480)	(85,007)	(75,727)	(103,331)	(175,575)
Total expenses	(519,917)	(90,192)	(75,727)	(103,331)	(175,575)
Net investment income (loss)	(109,015)	(34,697)	(46,417)	(66,933)	74,813

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	305,794	(32,014)	(35,128)	(39,493)	(40,736)
Net realized gain distributions	238,780	1,718	403,374	427,460	105,187
Change in unrealized appreciation (depreciation) during the period	(2,321,801)	(192,648)	(523,309)	(520,864)	(1,314,230)
Net gain (loss) on investments	(1,777,227)	(222,944)	(155,063)	(132,897)	(1,249,779)
Net increase (decrease) in net assets resulting from operations	$(1,886,242)	$(257,641)	$(201,480)	$(199,830)	$(1,174,966)

(30) Funded as of March 27, 2015.
(31) Merged with MFS® Core Equity Fund. Change effective March 27, 2015.
(32) Funded as of March 27, 2015.
(33) Merged with MFS® Investors Growth Stock Fund. Change effective March 27, 2015.
(34) Funded as of March 27, 2015.
(35) Merged with MFS® Research International Fund. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2015

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$30,440	$(284)	$30,200	$34,961	$(19,344)	$858	$(12,965)	$136,346	$(308,027)	$448,790
Net realized gain (loss) on security transactions	135,273	1,823	31,763	106,377	43,510	13,490	19,518	46,008	2,814,211	(1,240,535)
Net realized gain distributions	—	4,847	483,757	—	280,665	—	—	1,393,077	4,060,958	—
Change in unrealized appreciation (depreciation) during the period	(264,750)	(2,867)	(546,779)	(41,234)	(426,708)	(39,280)	(33,135)	(3,888,601)	(9,517,725)	(804,098)
Net increase (decrease) in net assets resulting from operations	(99,037)	3,519	(1,059)	100,104	(121,877)	(24,932)	(26,582)	(2,313,170)	(2,950,583)	(1,595,843)

Unit transactions:
Purchases	14,332	1,725	5,585	54,437	38,529	3,734	—	116,306	102,935	601,329
Net transfers	46,821	(4,835)	137,453	278,804	(80,114)	(113,671)	13,373	(25,736)	379,130	(1,480,129)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(159,766)	(2,474)	(467,773)	(1,043,382)	(215,481)	(71,221)	(74,990)	(2,660,898)	(7,001,251)	(24,939,335)
Other transactions	2	—	(3)	(69)	—	—	—	338	13,486	20,173
Death benefits	(99,143)	—	(379,864)	(155,711)	(15,551)	(4,028)	(31,569)	(581,800)	(499,864)	(4,006,937)
Net annuity transactions	—	—	—	104,653	—	44,831	—	(23,936)	67,827	184,536
Net increase (decrease) in net assets resulting from unit transactions	(197,754)	(5,584)	(704,602)	(761,268)	(272,617)	(140,355)	(93,186)	(3,175,726)	(6,937,737)	(29,620,363)
Net increase (decrease) in net assets	(296,791)	(2,065)	(705,661)	(661,164)	(394,494)	(165,287)	(119,768)	(5,488,896)	(9,888,320)	(31,216,206)

Net assets:
Beginning of period	2,421,509	82,740	5,609,903	6,632,784	1,958,260	412,812	805,146	21,512,109	45,804,800	139,060,173
End of period	$2,124,718	$80,675	$4,904,242	$5,971,620	$1,563,766	$247,525	$685,378	$16,023,213	$35,916,480	$107,843,967

(1) Formerly AllianceBernstein VPS Balanced Wealth Strategy Portfolio. Change effective May 1, 2015.
(2) Formerly AllianceBernstein VPS International Value Portfolio. Change effective May 1, 2015.
(3) Formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio. Change effective May 1, 2015.
(4) Formerly AllianceBernstein VPS Value Portfolio. Change effective May 1, 2015.
(5) Formerly AllianceBernstein VPS International Growth Portfolio. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$22,471	$(123,033)	$(618,893)	$(521,906)	$60,617	$(14)	$(945,807)	$1,111	$(586,016)	$26,968
Net realized gain (loss) on security transactions	1,836	2,970,044	826,248	2,388,227	(60,076)	211	—	1,249	(26,315)	2,015,693
Net realized gain distributions	—	—	3,529,273	5,444,847	228,015	—	—	5,937	919,354	—
Change in unrealized appreciation (depreciation) during the period	(63,072)	(4,249,882)	(5,820,028)	(9,154,073)	(384,664)	(191)	—	(11,571)	(2,266,465)	(3,292,017)
Net increase (decrease) in net assets resulting from operations	(38,765)	(1,402,871)	(2,083,400)	(1,842,905)	(156,108)	6	(945,807)	(3,274)	(1,959,442)	(1,249,356)

Unit transactions:
Purchases	—	250,709	113,172	209,415	18,629	—	675,590	166	291,106	185,805
Net transfers	(34,008)	864,662	(1,257,571)	(426,959)	(428,182)	—	53,865,200	13,359	(1,071,694)	(60,331)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(144,222)	(9,452,524)	(6,079,337)	(5,446,711)	(292,208)	(505)	(55,439,822)	(3,263)	(7,702,820)	(9,953,911)
Other transactions	—	16,976	6,823	7,902	(4)	1	37,340	(1)	1,168	1,415
Death benefits	(8,065)	(782,256)	(817,485)	(644,599)	(27,954)	—	(3,725,542)	—	(1,059,347)	(921,828)
Net annuity transactions	(495)	5,859	9,764	(6,939)	—	—	194,759	—	58,412	70,359
Net increase (decrease) in net assets resulting from unit transactions	(186,790)	(9,096,574)	(8,024,634)	(6,307,891)	(729,719)	(504)	(4,392,475)	10,261	(9,483,175)	(10,678,491)
Net increase (decrease) in net assets	(225,555)	(10,499,445)	(10,108,034)	(8,150,796)	(885,827)	(498)	(5,338,282)	6,987	(11,442,617)	(11,927,847)

Net assets:
Beginning of period	926,477	51,365,321	44,250,479	33,214,501	3,014,688	7,792	58,575,866	121,938	39,592,692	57,173,603
End of period	$700,922	$40,865,876	$34,142,445	$25,063,705	$2,128,861	$7,294	$53,237,584	$128,925	$28,150,075	$45,245,756

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Sterling Capital Equity Income VIF
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)

Operations:
Net investment income (loss)	$(475,434)	$(51,799)	$(260,931)	$(444,299)	$(5,601,628)	$(2,351,182)	$(377,213)	$(490,881)	$(788,889)	$(90)
Net realized gain (loss) on security transactions	11,064,038	6,646,565	(250,606)	3,595,440	27,205,603	25,780,777	3,961,788	1,112,323	3,429,753	5,697
Net realized gain distributions	12,339,961	8,993,414	3,174,858	5,532,630	93,303,322	59,315,533	5,836,957	2,152,212	3,358,995	—
Change in unrealized appreciation (depreciation) during the period	(23,364,359)	(19,657,341)	(4,749,573)	(5,709,194)	(91,702,378)	(82,661,893)	(14,532,288)	(4,457,111)	(6,221,474)	(4,899)
Net increase (decrease) in net assets resulting from operations	(435,794)	(4,069,161)	(2,086,252)	2,974,577	23,204,919	83,235	(5,110,756)	(1,683,457)	(221,615)	708

Unit transactions:
Purchases	948,631	306,396	706,728	205,395	1,528,610	1,400,763	428,454	107,426	195,026	—
Net transfers	(1,133,954)	(3,504,953)	(2,331,082)	4,229,943	(8,682,247)	(5,697,986)	456,114	(1,379,493)	(229,175)	(32,412)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(29,474,203)	(14,473,803)	(29,046,374)	(9,580,320)	(78,592,899)	(74,428,567)	(20,094,646)	(7,490,984)	(7,614,159)	—
Other transactions	13,462	5,035	95,604	6,259	38,699	45,223	15,304	2,344	4,598	—
Death benefits	(5,453,263)	(1,976,264)	(4,017,444)	(1,271,493)	(8,932,566)	(9,455,954)	(1,798,301)	(576,632)	(570,899)	—
Net annuity transactions	600,781	337,144	235,984	44,366	385,549	526,045	174,093	(3,947)	24,873	—
Net increase (decrease) in net assets resulting from unit transactions	(34,498,546)	(19,306,445)	(34,356,584)	(6,365,850)	(94,254,854)	(87,610,476)	(20,818,982)	(9,341,286)	(8,189,736)	(32,412)
Net increase (decrease) in net assets	(34,934,340)	(23,375,606)	(36,442,836)	(3,391,273)	(71,049,935)	(87,527,241)	(25,929,738)	(11,024,743)	(8,411,351)	(31,704)

Net assets:
Beginning of period	192,713,621	101,517,836	178,617,269	58,852,611	483,527,481	451,289,950	$112,288,213	$43,223,699	$45,635,913	$31,704
End of period	$157,779,281	$78,142,230	$142,174,433	$55,461,338	$412,477,546	$363,762,709	$86,358,475	$32,198,956	$37,224,562	$—

(6) Liquidated as of April 24, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Sterling Capital Special Opportunities VIF	Sterling Capital Total Return Bond VIF	Columbia Variable Portfolio — Small Company Growth Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio
	Sub-Account (7)	Sub-Account (8)	Sub-Account	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$25,975	$14,461	$(106,728)	$(15,996)	$(27,717)	$(168,563)	$(220,476)	$(7,184)	$(6,355)	$2,405
Net realized gain (loss) on security transactions	210,255	(27,539)	294,432	8,421	168,805	1,938,096	703,343	45,126	48,825	(194)
Net realized gain distributions	368,528	—	247,915	152,161	61,761	1,977,176	2,024,845	590	24,587	289
Change in unrealized appreciation (depreciation) during the period	(516,766)	16,814	(313,542)	(144,513)	(95,872)	(3,903,717)	(2,948,958)	(71,748)	(71,938)	(5,867)
Net increase (decrease) in net assets resulting from operations	87,992	3,736	122,077	73	106,977	(157,008)	(441,246)	(33,216)	(4,881)	(3,367)

Unit transactions:
Purchases	14,784	—	14,199	325	2,478	136,300	103,403	215	140	—
Net transfers	(2,461,702)	(652,323)	(184,212)	63,501	96,576	553,174	(213,834)	(48,524)	(85,762)	838
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(69,537)	(41,625)	(571,778)	(130,909)	(515,978)	(4,647,799)	(2,182,778)	(61,307)	(81,276)	(2,935)
Other transactions	—	131	(19)	(12)	(80)	21	(121)	—	1	—
Death benefits	(2,890)	(1,685)	(115,895)	—	(30,736)	(165,233)	(172,044)	—	—	—
Net annuity transactions	—	—	14,642	—	60,648	96,097	(2,281)	(7,202)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(2,519,345)	(695,502)	(843,063)	(67,095)	(387,092)	(4,027,440)	(2,467,655)	(116,818)	(166,897)	(2,097)
Net increase (decrease) in net assets	(2,431,353)	(691,766)	(720,986)	(67,022)	(280,115)	(4,184,448)	(2,908,901)	(150,034)	(171,778)	(5,464)

Net assets:
Beginning of period	2,431,353	691,766	5,125,430	933,625	2,099,970	22,723,243	17,404,971	807,560	560,600	131,512
End of period	$—	$—	$4,404,444	$866,603	$1,819,855	$18,538,795	$14,496,070	$657,526	$388,822	$126,048

(7) Liquidated as of April 24, 2015.
(8) Liquidated as of April 24, 2015.
(9) Formerly Wells Fargo Advantage VT Omega Growth Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(636,902)	$13,209,241	$(486,469)	$18,150	$(1,156,194)	$(164,390)	$6,710,922	$3,142,432	$87,646	$1,189,079
Net realized gain (loss) on security transactions	14,687,970	2,970,410	2,171,817	(5,964)	454,710	508,176	(2,674,860)	16,387,575	(1,209,094)	990,107
Net realized gain distributions	19,911,036	—	7,865,868	—	14,979,588	2,077,618	2,401,749	16,841,255	2,552,689	2,725,088
Change in unrealized appreciation (depreciation) during the period	(43,931,101)	(55,210,720)	(8,321,983)	(24,958)	(16,342,427)	(3,711,388)	(13,700,674)	(51,778,346)	(5,651,460)	(10,620,851)
Net increase (decrease) in net assets resulting from operations	(9,968,997)	(39,031,069)	1,229,233	(12,772)	(2,064,323)	(1,289,984)	(7,262,863)	(15,407,084)	(4,220,219)	(5,716,577)

Unit transactions:
Purchases	737,382	1,689,289	114,681	156	192,074	75,529	671,594	1,072,041	46,117	310,217
Net transfers	(3,607,940)	(7,764,032)	374,858	(68,236)	(1,818,932)	(345,373)	(2,403,049)	(3,040,494)	(470,166)	5,596,771
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(36,517,907)	(87,064,857)	(5,070,283)	(143,602)	(10,755,407)	(2,847,562)	(26,531,917)	(45,493,344)	(3,758,912)	(14,950,230)
Other transactions	17,236	21,948	3,638	—	3,298	3,522	12,901	29,566	1,194	11,069
Death benefits	(3,653,844)	(12,288,723)	(592,494)	(37,063)	(964,343)	(127,305)	(3,143,653)	(5,592,090)	(319,053)	(1,416,196)
Net annuity transactions	377,106	1,188,036	23,801	4,380	26,007	(4,269)	253,598	349,627	(14,610)	119,887
Net increase (decrease) in net assets resulting from unit transactions	(42,647,967)	(104,218,339)	(5,145,799)	(244,365)	(13,317,303)	(3,245,458)	(31,140,526)	(52,674,694)	(4,515,430)	(10,328,482)
Net increase (decrease) in net assets	(52,616,964)	(143,249,408)	(3,916,566)	(257,137)	(15,381,626)	(4,535,442)	(38,403,389)	(68,081,778)	(8,735,649)	(16,045,059)

Net assets:
Beginning of period	217,207,566	531,422,802	31,676,912	1,114,608	67,441,297	16,455,234	161,317,982	287,959,094	23,637,941	87,143,294
End of period	$164,590,602	$388,173,394	$27,760,346	$857,471	$52,059,671	$11,919,792	$122,914,593	$219,877,316	$14,902,292	$71,098,235

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,200,393	$699,765	$(256,847)	$1,008,802	$(36,282)	$1,999,579	$(1,052,259)	$118,007	$(2,221)	$(11,830)
Net realized gain (loss) on security transactions	5,461,352	2,302,484	(79,556)	(159,893)	598,792	613,971	6,586,083	4,115,039	1,439	42,131
Net realized gain distributions	—	4,254,332	8,236,091	83,456	—	3,350,936	25,262,226	13,285,366	18,205	41,184
Change in unrealized appreciation (depreciation) during the period	(17,707,881)	(10,975,947)	(7,542,656)	(1,911,881)	(820,163)	(8,962,649)	(31,101,273)	(20,152,411)	(1,335)	(18,038)
Net increase (decrease) in net assets resulting from operations	(11,046,136)	(3,719,366)	357,032	(979,516)	(257,653)	(2,998,163)	(305,223)	(2,633,999)	16,088	53,447

Unit transactions:
Purchases	733,642	517,408	54,697	114,967	36,856	721,103	651,150	408,345	—	—
Net transfers	(1,752,545)	(1,494,184)	683,433	703,264	507,757	2,968,975	(4,003,965)	(1,276,762)	316	251,971
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(25,762,845)	(14,983,142)	(2,554,710)	(2,030,380)	(2,317,591)	(18,550,381)	(18,255,263)	(12,939,078)	(952)	(222,701)
Other transactions	12,619	4,107	(5)	25	(147)	(108)	(256)	(171)	2	—
Death benefits	(3,209,881)	(1,163,787)	(130,795)	(281,176)	(213,522)	(2,251,867)	(1,319,478)	(823,313)	—	—
Net annuity transactions	189,664	185,838	15,336	(5,065)	(94,656)	(10,668)	(105,352)	55,163	—	71,365
Net increase (decrease) in net assets resulting from unit transactions	(29,789,346)	(16,933,760)	(1,932,044)	(1,498,365)	(2,081,303)	(17,122,946)	(23,033,164)	(14,575,816)	(634)	100,635
Net increase (decrease) in net assets	(40,835,482)	(20,653,126)	(1,575,012)	(2,477,881)	(2,338,956)	(20,121,109)	(23,338,387)	(17,209,815)	15,454	154,082

Net assets:
Beginning of period	164,202,557	87,271,968	14,474,320	17,397,591	16,694,431	145,425,752	145,554,664	104,686,058	141,771	880,101
End of period	$123,367,075	$66,618,842	$12,899,308	$14,919,710	$14,355,475	$125,304,643	$122,216,277	$87,476,243	$157,225	$1,034,183

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(106,542)	$(455,140)	$432,905	$(18,422)	$(12,737)	$(14,184)	$(9,553)	$(1,130,438)	$(71,464)	$(19,899)
Net realized gain (loss) on security transactions	1,359,046	3,374,939	(90,588)	362,135	20,991	82,084	6,175	42,115	93,502	34,563
Net realized gain distributions	4,094,933	6,294,847	—	—	298,737	113,761	79,048	7,229	701,505	127,300
Change in unrealized appreciation (depreciation) during the period	(4,657,511)	(6,007,577)	(816,089)	(293,996)	(417,614)	(173,007)	(91,940)	(157,663)	(1,077,327)	(162,313)
Net increase (decrease) in net assets resulting from operations	689,926	3,207,069	(473,772)	49,717	(110,623)	8,654	(16,270)	(1,238,757)	(353,784)	(20,349)

Unit transactions:
Purchases	180,347	243,110	174,851	68,128	14,297	—	7,000	228,369	6,559	70
Net transfers	(883,751)	(3,502,683)	280,487	409,939	(73,428)	2,605	(88,156)	5,750,128	73,514	94,008
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,227,551)	(4,448,945)	(1,076,780)	(1,112,729)	(222,230)	(241,176)	(47,967)	(22,204,352)	(546,277)	(384,569)
Other transactions	(18)	(182)	3	(16)	—	(1)	—	13,334	(4)	(1)
Death benefits	(250,138)	(576,162)	(97,724)	(119,436)	(44,550)	(1,999)	(15,390)	(2,765,772)	(50,314)	(61,394)
Net annuity transactions	219,207	39,214	15,995	99,489	—	(1,711)	—	526,287	10,773	(6,418)
Net increase (decrease) in net assets resulting from unit transactions	(2,961,904)	(8,245,648)	(703,168)	(654,625)	(325,911)	(242,282)	(144,513)	(18,452,006)	(505,749)	(358,304)
Net increase (decrease) in net assets	(2,271,978)	(5,038,579)	(1,176,940)	(604,908)	(436,534)	(233,628)	(160,783)	(19,690,763)	(859,533)	(378,653)

Net assets:
Beginning of period	14,807,260	34,568,919	8,624,985	8,200,250	2,087,497	1,131,916	632,544	86,508,863	4,037,360	1,293,400
End of period	$12,535,282	$29,530,340	$7,448,045	$7,595,342	$1,650,963	$898,288	$471,761	$66,818,100	$3,177,827	$914,747

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Huntington VA Dividend Capture Fund	Huntington VA International Equity Fund	Huntington VA Situs Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(40,325)	$14,535	$(2,804)	$147,618	$52,075	$(64,870)	$6,090	$501	$246,537	$(16,697)
Net realized gain (loss) on security transactions	400,327	(4,979)	201,444	195,837	(375,431)	215,922	(628)	7,001	183,355	297,577
Net realized gain distributions	—	—	56,883	—	660,381	769,405	134,545	335,157	77,330	99,508
Change in unrealized appreciation (depreciation) during the period	(329,704)	(3,805)	(327,231)	(586,836)	(251,612)	(1,409,398)	(207,441)	(490,098)	(830,101)	(476,618)
Net increase (decrease) in net assets resulting from operations	30,298	5,751	(71,708)	(243,381)	85,413	(488,941)	(67,434)	(147,439)	(322,879)	(96,230)

Unit transactions:
Purchases	1,032	52,692	—	16,386	509	10,775	5,359	6,023	79,307	24,170
Net transfers	(98,107)	150,142	15,383	(2,338,157)	(3,003,867)	(1,194,457)	43,844	(319,069)	176,150	(23,869)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,131,679)	(563,812)	(455,285)	(1,347,086)	(139,695)	(1,250,124)	(132,075)	(1,082,678)	(1,765,489)	(1,178,276)
Other transactions	58	(2)	(1)	4,513	1,512	535	(3)	(1)	(53)	17
Death benefits	(219,887)	(20,181)	(5,436)	(412,128)	(2,891)	(323,560)	(26,088)	(45,930)	(303,712)	(3,655)
Net annuity transactions	(21,013)	—	(933)	—	—	—	—	—	(1,778)	—
Net increase (decrease) in net assets resulting from unit transactions	(1,469,596)	(381,161)	(446,272)	(4,076,472)	(3,144,432)	(2,756,831)	(108,963)	(1,441,655)	(1,815,575)	(1,181,613)
Net increase (decrease) in net assets	(1,439,298)	(375,410)	(517,980)	(4,319,853)	(3,059,019)	(3,245,772)	(176,397)	(1,589,094)	(2,138,454)	(1,277,843)

Net assets:
Beginning of period	8,577,560	5,307,328	1,928,639	8,928,843	3,059,019	7,599,317	1,740,888	5,109,504	12,336,779	3,120,851
End of period	$7,138,262	$4,931,918	$1,410,659	$4,608,990	$—	$4,353,545	$1,564,491	$3,520,410	$10,198,325	$1,843,008

(10) Liquidated as of March 6, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	MFS® Core Equity Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Growth Stock Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series
	Sub-Account (11)	Sub-Account	Sub-Account	Sub-Account (12)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (13)

Operations:
Net investment income (loss)	$29,500	$(459,649)	$(47,635)	$29,321	$(565,303)	$(367,037)	$(702,668)	$1,417,860	$383,359	$1,623,299
Net realized gain (loss) on security transactions	1,559,771	1,986,761	430,991	1,629,910	5,508,467	999,414	726,126	9,172,664	5,428,934	1,292,540
Net realized gain distributions	292,910	1,552,338	184,512	674,021	6,414,370	1,815,721	1,120,371	7,029,665	4,260,036	—
Change in unrealized appreciation (depreciation) during the period	(1,764,067)	(1,432,608)	(716,791)	(2,259,595)	(12,208,334)	(1,942,715)	(1,993,881)	(21,296,381)	(11,736,102)	(4,620,693)
Net increase (decrease) in net assets resulting from operations	118,114	1,646,842	(148,923)	73,657	(850,800)	505,383	(850,052)	(3,676,192)	(1,663,773)	(1,704,854)

Unit transactions:
Purchases	1,018	53,365	29,347	2,920	350,285	87,825	157,201	594,363	419,372	627,758
Net transfers	103,559	4,332,197	45,795	(56,148)	(2,380,689)	2,757,458	(3,219,153)	(8,368,081)	(1,372,654)	1,479,157
Net interfund transfers due to corporate actions	(5,734,180)	—	—	(7,776,888)	—	—	—	—	—	—
Surrenders for benefit payments and fees	(293,372)	(4,906,394)	(1,043,182)	(491,171)	(11,076,788)	(2,649,778)	(6,822,560)	(38,580,760)	(12,236,108)	(16,283,769)
Other transactions	—	15,165	(364)	(1)	9,537	1,608	4,150	16,681	18,670	75,525
Death benefits	(37,729)	(478,030)	(69,389)	(20,528)	(1,444,465)	(286,982)	(579,600)	(5,063,075)	(1,308,473)	(1,683,754)
Net annuity transactions	(116,615)	15,493	2,496	(70,997)	106,926	(1,092)	8,158	120,773	74,796	13,352
Net increase (decrease) in net assets resulting from unit transactions	(6,077,319)	(968,204)	(1,035,297)	(8,412,813)	(14,435,194)	(90,961)	(10,451,804)	(51,280,099)	(14,404,397)	(15,771,731)
Net increase (decrease) in net assets	(5,959,205)	678,638	(1,184,220)	(8,339,156)	(15,285,994)	414,422	(11,301,856)	(54,956,291)	(16,068,170)	(17,476,585)

Net assets:
Beginning of period	5,959,205	30,022,513	6,312,544	8,339,156	69,771,301	19,245,205	44,234,490	223,847,629	82,955,423	104,151,511
End of period	$—	$30,701,151	$5,128,324	$—	$54,485,307	$19,659,627	$32,932,634	$168,891,338	$66,887,253	$86,674,926

(11) Merged with MFS® Core Equity Portfolio. Change effective March 27, 2015.
(12) Merged with MFS® Massachusetts Investors Growth Stock Portfolio. Change effective March 27, 2015.
(13) Formerly MFS® Research Bond Fund. Change effective April 30, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	MFS® Research International Fund	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	UIF Core Plus Fixed Income Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio
	Sub-Account (14)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$353,142	$(53,552)	$1,983,587	$570	$(491)	$(6,932)	$5,377	$659	$(4,939)	$(29,367)
Net realized gain (loss) on security transactions	(247,873)	360,540	(465,496)	10	216	7,462	11,893	57	4,128	22,613
Net realized gain distributions	—	337,239	—	16,773	543	24,817	44,249	—	35,108	309,504
Change in unrealized appreciation (depreciation) during the period	850,518	(658,792)	(3,591,045)	(22,149)	(862)	(22,901)	(71,903)	(1,819)	(9,642)	(431,893)
Net increase (decrease) in net assets resulting from operations	955,787	(14,565)	(2,072,954)	(4,796)	(594)	2,446	(10,384)	(1,103)	24,655	(129,143)

Unit transactions:
Purchases	32,483	2,366	218,933	—	—	—	3,846	—	4,500	7,331
Net transfers	973,141	(608,474)	(562,058)	(12,508)	5,559	(6,566)	76,468	—	(3,073)	44,498
Net interfund transfers due to corporate actions	(15,262,315)	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,020,264)	(972,767)	(7,575,070)	(2,473)	(2,210)	(11,318)	(37,980)	(717)	(17,393)	(208,972)
Other transactions	2,579	5,611	6,533	—	—	—	—	—	—	—
Death benefits	(124,504)	(21,320)	(1,056,352)	—	—	—	(4,076)	—	—	(44,106)
Net annuity transactions	(10,527)	13,320	18,643	—	—	—	—	—	—	(4,231)
Net increase (decrease) in net assets resulting from unit transactions	(15,409,407)	(1,581,264)	(8,949,371)	(14,981)	3,349	(17,884)	38,258	(717)	(15,966)	(205,480)
Net increase (decrease) in net assets	(14,453,620)	(1,595,829)	(11,022,325)	(19,777)	2,755	(15,438)	27,874	(1,820)	8,689	(334,623)

Net assets:
Beginning of period	14,453,620	5,573,469	42,882,934	289,987	35,672	461,428	732,802	44,603	253,346	2,008,157
End of period	$—	$3,977,640	$31,860,609	$270,210	$38,427	$445,990	$760,676	$42,783	$262,035	$1,673,534

(14) Merged with MFS® Research International Portfolio. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - International Opportunities Fund	Columbia Variable Portfolio - Large Cap Growth Fund III	Columbia Variable Portfolio — Asset Allocation Fund	Variable Portfolio - Loomis Sayles Growth Fund II	Columbia Variable Portfolio - Large Cap Growth Fund II	Columbia Variable Portfolio — Dividend Opportunity Fund	Columbia Variable Portfolio — Income Opportunities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (15)	Sub-Account (16)	Sub-Account	Sub-Account (17)	Sub-Account (18)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(13,138)	$(2,052)	$(4,478)	$(129,106)	$(135,833)	$282	$(115,473)	$(34,843)	$(183,242)	$505,569
Net realized gain (loss) on security transactions	32,721	(2,117)	9,339	425,849	158,661	9,157	456,476	206,051	419,414	(118,993)
Net realized gain distributions	98,379	30,525	48,739	—	1,028,227	301,877	688,317	300,969	—	62,563
Change in unrealized appreciation (depreciation) during the period	(206,288)	(37,410)	(17,036)	(403,060)	(1,007,681)	(336,202)	(1,017,361)	(472,889)	(647,941)	(634,311)
Net increase (decrease) in net assets resulting from operations	(88,326)	(11,054)	36,564	(106,317)	43,374	(24,886)	11,959	(712)	(411,769)	(185,172)

Unit transactions:
Purchases	4,070	9,000	—	26,608	9,905	3,500	12,899	8,675	12,030	14,925
Net transfers	12,981	113	31,369	(13,961)	(54,533)	(39,538)	(105,742)	4,744	26,366	38,473
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(94,695)	(20,902)	(40,794)	(948,153)	(947,422)	(263,614)	(720,052)	(348,955)	(941,631)	(1,204,487)
Other transactions	(1)	—	—	(34)	64	10	(39)	40	(46)	(126)
Death benefits	(1,218)	—	—	(134,130)	(139,242)	(255,324)	(172,129)	(53,920)	(236,609)	(195,532)
Net annuity transactions	—	—	—	7,377	15,199	(1,246)	13,042	(14,010)	3,487	15,404
Net increase (decrease) in net assets resulting from unit transactions	(78,863)	(11,789)	(9,425)	(1,062,293)	(1,116,029)	(556,212)	(972,021)	(403,426)	(1,136,403)	(1,331,343)
Net increase (decrease) in net assets	(167,189)	(22,843)	27,139	(1,168,610)	(1,072,655)	(581,098)	(960,062)	(404,138)	(1,548,172)	(1,516,515)

Net assets:
Beginning of period	888,880	151,149	597,189	7,175,713	7,309,119	3,266,714	6,171,835	1,897,353	9,365,686	7,660,597
End of period	$721,691	$128,306	$624,328	$6,007,103	$6,236,464	$2,685,616	$5,211,773	$1,493,215	$7,817,514	$6,144,082

(15) Formerly Columbia Variable Portfolio — Marsico International Opportunities Fund. Change effective May 1, 2015.
(16) Formerly Columbia Variable Portfolio — Marsico Focused Equities Fund. Change effective November 20, 2015.
(17) Formerly Columbia Variable Portfolio — Marsico Growth Fund. Change effective November 20, 2015.
(18) Formerly Columbia Variable Portfolio — Marsico 21st Century Fund. Change effective November 20, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Columbia Variable Portfolio - Mid Cap Growth Fund	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account (19)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(185,323)	$(15,854)	$(34,166)	$(6,138)	$(50,071)	$3,998	$1,303,324	$1,527	$(568)	$(3,041)
Net realized gain (loss) on security transactions	509,368	68,500	488,402	95,877	419,732	4,020	(225,323)	3,156	1,281	2,346
Net realized gain distributions	—	200,363	440,662	101,607	798,384	22,651	—	53,243	—	—
Change in unrealized appreciation (depreciation) during the period	1,855	(223,608)	(736,667)	(180,132)	(1,565,640)	(67,801)	(1,702,782)	(70,447)	(7,070)	(13,320)
Net increase (decrease) in net assets resulting from operations	325,900	29,401	158,231	11,214	(397,595)	(37,132)	(624,781)	(12,521)	(6,357)	(14,015)

Unit transactions:
Purchases	19,835	170	25,872	2,722	36,387	—	122,153	—	—	80
Net transfers	(228,827)	114,150	5,585	(99,558)	(272,324)	11,304	734,154	278,104	864	58,762
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,036,346)	(413,753)	(1,123,197)	(125,087)	(690,381)	(71,890)	(2,383,297)	(92,822)	(17,647)	(24,675)
Other transactions	8	16	(274)	(1)	(72)	—	16	—	—	—
Death benefits	(221,136)	(21,940)	(55,869)	(16,162)	(118,227)	—	(378,803)	(16,413)	—	—
Net annuity transactions	32,041	167,394	—	—	—	37,049	—	—	6,599	—
Net increase (decrease) in net assets resulting from unit transactions	(1,434,425)	(153,963)	(1,147,883)	(238,086)	(1,044,617)	(23,537)	(1,905,777)	168,869	(10,184)	34,167
Net increase (decrease) in net assets	(1,108,525)	(124,562)	(989,652)	(226,872)	(1,442,212)	(60,669)	(2,530,558)	156,348	(16,541)	20,152

Net assets:
Beginning of period	8,951,793	1,049,576	6,711,569	771,616	6,129,610	335,468	16,981,470	474,935	198,254	421,137
End of period	$7,843,268	$925,014	$5,721,917	$544,744	$4,687,398	$274,799	$14,450,912	$631,283	$181,713	$441,289

(19) Formerly Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Putnam VT Small Cap Value Fund	Putnam VT Voyager Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO Global Dividend Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (20)	Sub-Account

Operations:
Net investment income (loss)	$(1,670)	$10,271	$1,006,924	$(27,053)	$(68,672)	$(29,131)	$1,292	$3,525	$25,473	$5
Net realized gain (loss) on security transactions	1,122	87,076	113,211	551,788	308,340	(96,871)	265	(2,092)	13,252	(163)
Net realized gain distributions	30,190	363,000	—	282,026	1,042,372	344,718	—	—	51,589	—
Change in unrealized appreciation (depreciation) during the period	(38,958)	(586,345)	(1,235,754)	(844,449)	(1,776,314)	(391,381)	(8,683)	(15,766)	(136,204)	6
Net increase (decrease) in net assets resulting from operations	(9,316)	(125,998)	(115,619)	(37,688)	(494,274)	(172,665)	(7,126)	(14,333)	(45,890)	(152)

Unit transactions:
Purchases	—	14,332	134,773	12,879	13,224	2,269	—	5,985	—	—
Net transfers	(3,657)	76,722	(991,734)	58,560	103,362	(141,129)	—	(14,726)	50,195	(158)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(97,874)	(160,824)	(10,325,438)	(1,173,422)	(1,513,179)	(679,570)	(878)	(10,646)	(29,424)	(3,294)
Other transactions	—	—	34	303	72	224	1	—	(181)	—
Death benefits	—	(101,325)	(1,316,536)	(106,588)	(106,558)	(80,765)	—	(6,040)	—	—
Net annuity transactions	—	—	304,709	12,867	2,570	11,879	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(101,531)	(171,095)	(12,194,192)	(1,195,401)	(1,500,509)	(887,092)	(877)	(25,427)	20,590	(3,452)
Net increase (decrease) in net assets	(110,847)	(297,093)	(12,309,811)	(1,233,089)	(1,994,783)	(1,059,757)	(8,003)	(39,760)	(25,300)	(3,604)

Net assets:
Beginning of period	274,439	2,439,445	53,888,162	6,700,919	8,187,654	5,113,560	182,017	165,373	513,126	14,359
End of period	$163,592	$2,142,352	$41,578,351	$5,467,830	$6,192,871	$4,053,803	$174,014	$125,613	$487,826	$10,755

(20) Formerly PIMCO EqS Pathfinder Fund®. Change effective July 10, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (21)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,414)	$(2,746)	$(835)	$(234)	$(131)	$2,190	$(8)	$14,546	$(1,476)	$(368,695)
Net realized gain (loss) on security transactions	2,039	4,455	4,725	60	3,456	(413)	2,483	76,784	21,504	1,476,197
Net realized gain distributions	—	—	—	—	—	—	28,644	215,375	773	99,368
Change in unrealized appreciation (depreciation) during the period	2,875	11,880	(8,660)	374	(4,861)	(5,126)	(60,665)	(370,447)	(44,470)	(608,703)
Net increase (decrease) in net assets resulting from operations	3,500	13,589	(4,770)	200	(1,536)	(3,349)	(29,546)	(63,742)	(23,669)	598,167

Unit transactions:
Purchases	—	—	—	—	—	—	—	—	—	70,399
Net transfers	—	(1,548)	—	—	941	710	6,705	(10,370)	286	296,135
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(11,948)	(1,171)	(1,277)	(372)	(53,430)	(1,782)	(129,986)	(216,687)	(86,577)	(3,083,401)
Other transactions	(3)	1	(128)	—	—	—	(1)	2	—	312
Death benefits	—	—	—	—	(1,251)	—	(924)	(124)	—	(205,334)
Net annuity transactions	8,908	(6,703)	(13,148)	—	—	—	(5,556)	—	—	(35,468)
Net increase (decrease) in net assets resulting from unit transactions	(3,043)	(9,421)	(14,553)	(372)	(53,740)	(1,072)	(129,762)	(227,179)	(86,291)	(2,957,357)
Net increase (decrease) in net assets	457	4,168	(19,323)	(172)	(55,276)	(4,421)	(159,308)	(290,921)	(109,960)	(2,359,190)

Net assets:
Beginning of period	84,887	151,007	63,429	13,687	79,854	47,531	847,877	1,644,004	344,156	20,422,512
End of period	$85,344	$155,175	$44,106	$13,515	$24,578	$43,110	$688,569	$1,353,083	$234,196	$18,063,322

(21) Formerly ClearBridge Variable Equity Income Portfolio. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT Total Return Bond Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund
	Sub-Account	Sub-Account (22)	Sub-Account (23)	Sub-Account (24)	Sub-Account (25)	Sub-Account (26)	Sub-Account (27)	Sub-Account (28)	Sub-Account (29)	Sub-Account

Operations:
Net investment income (loss)	$(76,912)	$(212)	$(13)	$(163)	$30,227	$(20,613)	$(100)	$(105,173)	$(102,393)	$(56,979)
Net realized gain (loss) on security transactions	253,844	148	195	2,452	11,447	87,679	47	432,085	655,124	166,699
Net realized gain distributions	319,773	—	—	2,986	—	139,185	1,089	—	903,877	94,276
Change in unrealized appreciation (depreciation) during the period	(560,085)	(91)	(345)	(5,367)	(19,188)	(238,185)	(1,233)	(1,439,577)	(1,806,840)	(167,867)
Net increase (decrease) in net assets resulting from operations	(63,380)	(155)	(163)	(92)	22,486	(31,934)	(197)	(1,112,665)	(350,232)	36,129

Unit transactions:
Purchases	9,951	120	120	—	11,526	11,044	—	32,477	94,162	13,431
Net transfers	782,325	—	—	(39)	(16,195)	(2,764)	—	231,278	(199,783)	(385,532)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(862,732)	(68)	(49)	(4,142)	(182,018)	(192,327)	(56)	(1,205,816)	(1,069,712)	(550,500)
Other transactions	84	—	—	—	1	1	1	83	(313)	2
Death benefits	(58,775)	—	(11,256)	(12,418)	(34,598)	(18,549)	—	(211,907)	(254,776)	—
Net annuity transactions	27,065	—	—	—	—	(604)	—	2,782	—	—
Net increase (decrease) in net assets resulting from unit transactions	(102,082)	52	(11,185)	(16,599)	(221,284)	(203,199)	(55)	(1,151,103)	(1,430,422)	(922,599)
Net increase (decrease) in net assets	(165,462)	(103)	(11,348)	(16,691)	(198,798)	(235,133)	(252)	(2,263,768)	(1,780,654)	(886,470)

Net assets:
Beginning of period	3,645,741	25,594	17,771	24,871	1,251,584	1,276,117	7,188	10,082,060	9,578,830	8,233,419
End of period	$3,480,279	$25,491	$6,423	$8,180	$1,052,786	$1,040,984	$6,936	$7,818,292	$7,798,176	$7,346,949

(22) Formerly Wells Fargo Advantage VT Index Asset Allocation Fund. Change effective December 15, 2015.
(23) Formerly Wells Fargo Advantage VT Total Return Bond Fund. Change effective December 15, 2015.
(24) Formerly Wells Fargo Advantage VT Intrinsic Value Fund. Change effective December 15, 2015.
(25) Formerly Wells Fargo Advantage VT International Equity Fund. Change effective December 15, 2015.
(26) Formerly Wells Fargo Advantage VT Small Cap Growth Fund. Change effective December 15, 2015.
(27) Formerly Wells Fargo Advantage VT Discovery Fund. Change effective December 15, 2015.
(28) Formerly Wells Fargo Advantage VT Small Cap Value Fund. Change effective December 15, 2015.
(29) Formerly Wells Fargo Advantage VT Opportunity Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$34,328	$(43,268)	$82,878	$79,193	$(6,860)	$177,750	$(23,737)	$(140,488)	$(348,781)	$(136,948)
Net realized gain (loss) on security transactions	(224,713)	130,147	157,295	(32,481)	(53,825)	117,648	75,101	216,330	1,223,472	417,764
Net realized gain distributions	—	201,780	108,089	67,096	289	154,566	21,771	100,610	1,284,064	734,359
Change in unrealized appreciation (depreciation) during the period	(898,032)	(362,431)	(655,988)	(542,352)	(98,930)	(737,912)	64,091	(234,661)	628,689	(1,058,905)
Net increase (decrease) in net assets resulting from operations	(1,088,417)	(73,772)	(307,726)	(428,544)	(159,326)	(287,948)	137,226	(58,209)	2,787,444	(43,730)

Unit transactions:
Purchases	109,031	274,579	16,136	114,425	4,648	122,191	27,392	11,253	364,890	308,530
Net transfers	(49,374)	(92,899)	(960,045)	714,730	(67,399)	15,416	69,318	(94,568)	(1,953,447)	528,118
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(3,450,157)	(1,727,615)	(1,582,732)	(3,707,849)	(716,318)	(1,728,508)	(481,884)	(912,170)	(6,659,769)	(4,088,420)
Other transactions	(19)	2	(696)	(25)	(74)	(42)	(68)	2	(329)	14
Death benefits	(582,788)	(743,447)	(35,513)	(485,834)	(12,391)	(288,420)	(158)	(41,569)	(706,983)	(839,620)
Net annuity transactions	—	54,222	74,127	24,871	21,545	91,551	(5,741)	(3,563)	(48,145)	162,215
Net increase (decrease) in net assets resulting from unit transactions	(3,973,307)	(2,235,158)	(2,488,723)	(3,339,682)	(769,989)	(1,787,812)	(391,141)	(1,040,615)	(9,003,783)	(3,929,163)
Net increase (decrease) in net assets	(5,061,724)	(2,308,930)	(2,796,449)	(3,768,226)	(929,315)	(2,075,760)	(253,915)	(1,098,824)	(6,216,339)	(3,972,893)

Net assets:
Beginning of period	45,971,154	14,244,987	8,277,687	28,842,823	3,124,726	10,977,894	2,818,287	8,846,403	58,431,416	30,983,947
End of period	$40,909,430	$11,936,057	$5,481,238	$25,074,597	$2,195,411	$8,902,134	$2,564,372	$7,747,579	$52,215,077	$27,011,054

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2015

	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio
	Sub-Account	Sub-Account	Sub-Account (30)(31)	Sub-Account (32)(33)	Sub-Account (34)(35)

Operations:
Net investment income (loss)	$(109,015)	$(34,697)	$(46,417)	$(66,933)	$74,813
Net realized gain (loss) on security transactions	305,794	(32,014)	(35,128)	(39,493)	(40,736)
Net realized gain distributions	238,780	1,718	403,374	427,460	105,187
Change in unrealized appreciation (depreciation) during the period	(2,321,801)	(192,648)	(523,309)	(520,864)	(1,314,230)
Net increase (decrease) in net assets resulting from operations	(1,886,242)	(257,641)	(201,480)	(199,830)	(1,174,966)

Unit transactions:
Purchases	260,550	63,631	743	11,456	32,475
Net transfers	981,905	111,337	(400,794)	58,506	(261,322)
Net interfund transfers due to corporate actions	—	—	5,734,180	7,776,888	15,262,315
Surrenders for benefit payments and fees	(4,403,440)	(724,901)	(385,539)	(823,982)	(2,277,181)
Other transactions	(175)	(1)	(1)	7,316	(77)
Death benefits	(784,805)	(181,015)	(42,580)	(92,880)	(243,681)
Net annuity transactions	21,031	24,521	140,043	61,028	38,454
Net increase (decrease) in net assets resulting from unit transactions	(3,924,934)	(706,428)	5,046,052	6,998,332	12,550,983
Net increase (decrease) in net assets	(5,811,176)	(964,069)	4,844,572	6,798,502	11,376,017

Net assets:
Beginning of period	35,929,589	5,553,590	—	—	—
End of period	$30,118,413	$4,589,521	$4,844,572	$6,798,502	$11,376,017

(30) Funded as of March 27, 2015.
(31) Merged with MFS® Core Equity Fund. Change effective March 27, 2015.
(32) Funded as of March 27, 2015.
(33) Merged with MFS® Investors Growth Stock Fund. Change effective March 27, 2015.
(34) Funded as of March 27, 2015.
(35) Merged with MFS® Research International Fund. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2014

	American Century VP Value Fund	American Century VP Growth Fund	AllianceBernstein VPS Balanced Wealth Strategy Portfolio	AllianceBernstein VPS International Value Portfolio	AllianceBernstein VPS Small/Mid Cap Value Portfolio	AllianceBernstein VPS Value Portfolio	AllianceBernstein VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$17,825	$(364)	$53,707	$128,561	$(23,262)	$(771)	$(18,621)	$(131,761)	$(508,923)	$1,888,458
Net realized gain (loss) on security transactions	158,486	2,717	218,128	129,319	275,409	30,684	68,551	313,313	5,390,983	(1,455,899)
Net realized gain distributions	—	9,674	872,447	—	225,485	—	—	—	230,427	—
Change in unrealized appreciation (depreciation) during the period	113,866	(3,525)	(821,261)	(811,776)	(351,712)	(6,579)	(65,687)	893,248	(2,020,463)	3,144,553
Net increase (decrease) in net assets resulting from operations	290,177	8,502	323,021	(553,896)	125,920	23,334	(15,757)	1,074,800	3,092,024	3,577,112

Unit transactions:
Purchases	16,009	—	36,030	63,807	22,929	3,827	400	117,335	148,196	642,876
Net transfers	(103,240)	(7,648)	237,787	333,607	(677,422)	85,977	(73,204)	(1,272,933)	(957,649)	3,692,468
Surrenders for benefit payments and fees	(198,564)	(2,374)	(773,506)	(845,277)	(285,563)	(52,467)	(387,886)	(5,130,284)	(10,658,058)	(32,583,760)
Other transactions	4	—	(1)	(8)	—	—	(1)	(334)	27,300	4,184
Death benefits	(28,510)	—	(173,337)	(76,516)	(13,279)	(13,913)	(7,231)	(596,593)	(1,099,344)	(3,233,105)
Net annuity transactions	—	—	—	—	—	—	—	102,407	274,278	330,080
Net increase (decrease) in net assets resulting from unit transactions	(314,301)	(10,022)	(673,027)	(524,387)	(953,335)	23,424	(467,922)	(6,780,402)	(12,265,277)	(31,147,257)
Net increase (decrease) in net assets	(24,124)	(1,520)	(350,006)	(1,078,283)	(827,415)	46,758	(483,679)	(5,705,602)	(9,173,253)	(27,570,145)

Net assets:
Beginning of period	2,445,633	84,260	5,959,909	7,711,067	2,785,675	366,054	1,288,825	27,217,711	54,978,053	166,630,318
End of period	$2,421,509	$82,740	$5,609,903	$6,632,784	$1,958,260	$412,812	$805,146	$21,512,109	$45,804,800	$139,060,173

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$23,397	$(96,749)	$(909,305)	$(613,527)	$(55,005)	$(14)	$(513,036)	$255	$(294,759)	$943,858
Net realized gain (loss) on security transactions	16,688	3,886,699	2,656,880	3,938,363	46,399	156	—	2,212	1,120,946	3,117,904
Net realized gain distributions	—	—	5,267,113	2,955,508	187,493	—	—	5,030	402,908	—
Change in unrealized appreciation (depreciation) during the period	(39,765)	(4,302,475)	(5,682,639)	(6,239,650)	(32,048)	598	—	8,169	(1,168,907)	(1,582,521)
Net increase (decrease) in net assets resulting from operations	320	(512,525)	1,332,049	40,694	146,839	740	(513,036)	15,666	60,188	2,479,241

Unit transactions:
Purchases	—	340,471	157,496	247,755	25,063	—	712,645	160	148,452	163,506
Net transfers	(16,926)	146,912	(151,639)	(54,239)	(995,439)	—	107,401,014	34,791	728,614	(1,932,082)
Surrenders for benefit payments and fees	(256,713)	(10,410,992)	(10,179,523)	(6,617,162)	(497,286)	(466)	(67,803,877)	(3,392)	(10,124,140)	(12,876,353)
Other transactions	—	31,516	14,375	14,851	(1)	1	95,441	—	6,125	386
Death benefits	—	(693,842)	(815,299)	(367,562)	(51,179)	—	(2,662,141)	—	(599,594)	(1,067,948)
Net annuity transactions	(532)	38,044	98,055	41,877	—	—	116,648	—	65,566	(22,296)
Net increase (decrease) in net assets resulting from unit transactions	(274,171)	(10,547,891)	(10,876,535)	(6,734,480)	(1,518,842)	(465)	37,859,730	31,559	(9,774,977)	(15,734,787)
Net increase (decrease) in net assets	(273,851)	(11,060,416)	(9,544,486)	(6,693,786)	(1,372,003)	275	37,346,694	47,225	(9,714,789)	(13,255,546)

Net assets:
Beginning of period	1,200,328	62,425,737	53,794,965	39,908,287	4,386,691	7,517	21,229,172	74,713	49,307,481	70,429,149
End of period	$926,477	$51,365,321	$44,250,479	$33,214,501	$3,014,688	$7,792	$58,575,866	$121,938	$39,592,692	$57,173,603

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Sterling Capital Equity Income VIF
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(883,907)	$1,189,256	$167,693	$(428,466)	$(5,558,886)	$(2,870,369)	$(646,264)	$(476,186)	$(893,038)	$157
Net realized gain (loss) on security transactions	16,969,795	8,781,340	(55,253)	5,847,594	45,905,484	43,028,315	6,803,169	3,762,523	5,362,364	578
Net realized gain distributions	10,308,475	—	73,277	6,425,324	25,745,594	23,816,471	—	5,289,943	239,428	—
Change in unrealized appreciation (depreciation) during the period	(19,322,725)	2,342,384	6,933,038	(11,630,978)	(33,550,309)	(23,469,940)	(11,476,738)	(13,295,291)	(4,413,832)	(63)
Net increase (decrease) in net assets resulting from operations	7,071,638	12,312,980	7,118,755	213,474	32,541,883	40,504,477	(5,319,833)	(4,719,011)	294,922	672

Unit transactions:
Purchases	941,003	343,333	1,115,296	149,395	2,029,848	1,834,986	570,912	196,677	305,038	—
Net transfers	1,434,182	7,916,029	2,334,627	(1,443,944)	(13,410,500)	(17,200,690)	(261,780)	33,662	(1,987,249)	—
Surrenders for benefit payments and fees	(39,840,121)	(20,184,701)	(44,358,055)	(11,581,071)	(103,853,512)	(96,462,702)	(25,815,125)	(10,374,512)	(10,903,863)	(1,319)
Other transactions	6,836	18,532	449,196	35,431	201,953	195,117	85,965	5,340	48,375	—
Death benefits	(5,716,278)	(1,973,679)	(5,141,553)	(1,276,078)	(8,474,529)	(9,084,189)	(2,495,888)	(749,998)	(880,300)	(2,605)
Net annuity transactions	635,903	405,995	376,645	132,712	718,574	994,571	226,448	50,455	33,944	—
Net increase (decrease) in net assets resulting from unit transactions	(42,538,475)	(13,474,491)	(45,223,844)	(13,983,555)	(122,788,166)	(119,722,907)	(27,689,468)	(10,838,376)	(13,384,055)	(3,924)
Net increase (decrease) in net assets	(35,466,837)	(1,161,511)	(38,105,089)	(13,770,081)	(90,246,283)	(79,218,430)	(33,009,301)	(15,557,387)	(13,089,133)	(3,252)

Net assets:
Beginning of period	228,180,458	102,679,347	216,722,358	72,622,692	573,773,764	530,508,380	$145,297,514	$58,781,086	$58,725,046	$34,956
End of period	$192,713,621	$101,517,836	$178,617,269	$58,852,611	$483,527,481	$451,289,950	$112,288,213	$43,223,699	$45,635,913	$31,704

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Sterling Capital Special Opportunities VIF	Sterling Capital Total Return Bond VIF	Columbia Variable Portfolio — Small Company Growth Fund	Wells Fargo Advantage VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(34,865)	$12,242	$(117,031)	$(19,670)	$(26,161)	$(201,426)	$(273,036)	$(9,630)	$(9,422)	$3,034
Net realized gain (loss) on security transactions	49,498	(1,227)	262,435	45,902	158,711	2,118,205	857,431	241,305	97,363	(18)
Net realized gain distributions	310,817	8,918	95,787	242,549	—	451,963	415,585	—	36,010	1,519
Change in unrealized appreciation (depreciation) during the period	(10,634)	7,417	(651,850)	(239,718)	20,256	(177,183)	(243,227)	(203,112)	(56,422)	(2,320)
Net increase (decrease) in net assets resulting from operations	314,816	27,350	(410,659)	29,063	152,806	2,191,559	756,753	28,563	67,529	2,215

Unit transactions:
Purchases	2,160	—	11,776	975	490	145,975	86,986	3,392	225	—
Net transfers	(49,130)	20,303	32,189	(219,305)	1,221,207	(249,519)	192,558	(533,008)	(351,352)	32,036
Surrenders for benefit payments and fees	(85,325)	(13,033)	(772,698)	(119,841)	(439,938)	(3,643,827)	(1,771,444)	(114,665)	(88,661)	(1,818)
Other transactions	(1)	59	(101)	(1)	5	4	38	—	—	—
Death benefits	(10,479)	(49,391)	(47,775)	17,944	(4,264)	(296,380)	(171,247)	(8,812)	—	—
Net annuity transactions	—	—	23,657	—	18,248	(54,936)	(11,902)	(21,950)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(142,775)	(42,062)	(752,952)	(320,228)	795,748	(4,098,683)	(1,675,011)	(675,043)	(439,788)	30,218
Net increase (decrease) in net assets	172,041	(14,712)	(1,163,611)	(291,165)	948,554	(1,907,124)	(918,258)	(646,480)	(372,259)	32,433

Net assets:
Beginning of period	2,259,312	706,478	6,289,041	1,224,790	1,151,416	24,630,367	18,323,229	1,454,040	932,859	99,079
End of period	$2,431,353	$691,766	$5,125,430	$933,625	$2,099,970	$22,723,243	$17,404,971	$807,560	$560,600	$131,512

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund
	Sub-Account (1)	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account (6)	Sub-Account (7)	Sub-Account (8)	Sub-Account (9)	Sub-Account (10)

Operations:
Net investment income (loss)	$(938,855)	$20,023,554	$(243,063)	$(12,414)	$(1,337,702)	$(212,511)	$7,767,764	$662,874	$(48,221)	$114,400
Net realized gain (loss) on security transactions	22,578,568	15,149,671	3,453,489	(12,854)	4,269,966	1,930,162	800,666	24,803,005	64,254	5,295,434
Net realized gain distributions	4,572,441	—	—	—	14,437,262	1,362,512	3,558,931	1,610,847	—	—
Change in unrealized appreciation (depreciation) during the period	(11,485,136)	(14,633,000)	(107,426)	165,378	(13,537,757)	(3,289,005)	(10,978,154)	(10,259,648)	(2,824,146)	(18,337,006)
Net increase (decrease) in net assets resulting from operations	14,727,018	20,540,225	3,103,000	140,110	3,831,769	(208,842)	1,149,207	16,817,078	(2,808,113)	(12,927,172)

Unit transactions:
Purchases	783,742	4,333,386	164,223	7,623	276,513	180,090	967,186	1,554,842	158,007	465,811
Net transfers	(3,383,483)	(4,340,977)	1,352,515	(54,683)	(789,138)	(975,175)	(294,060)	(6,448,992)	(1,323,546)	5,479,151
Surrenders for benefit payments and fees	(49,616,428)	(118,710,299)	(7,550,936)	(84,213)	(14,175,214)	(3,163,041)	(36,030,662)	(61,858,117)	(6,152,481)	(22,084,722)
Other transactions	78,960	55,835	1,526	(11)	20,533	10,108	32,798	78,058	2,562	27,647
Death benefits	(3,952,578)	(18,095,939)	(547,116)	(43,504)	(1,152,349)	(150,505)	(3,652,132)	(6,932,198)	(368,232)	(2,120,092)
Net annuity transactions	511,240	1,878,565	104,495	(4,459)	83,901	14,550	493,600	912,136	(11,568)	230,504
Net increase (decrease) in net assets resulting from unit transactions	(55,578,547)	(134,879,429)	(6,475,293)	(179,247)	(15,735,754)	(4,083,973)	(38,483,270)	(72,694,271)	(7,695,258)	(18,001,701)
Net increase (decrease) in net assets	(40,851,529)	(114,339,204)	(3,372,293)	(39,137)	(11,903,985)	(4,292,815)	(37,334,063)	(55,877,193)	(10,503,371)	(30,928,873)

Net assets:
Beginning of period	258,059,095	645,762,006	35,049,205	1,153,745	79,345,282	20,748,049	198,652,045	343,836,287	34,141,312	118,072,167
End of period	$217,207,566	$531,422,802	$31,676,912	$1,114,608	$67,441,297	$16,455,234	$161,317,982	$287,959,094	$23,637,941	$87,143,294

(1) Formerly Franklin Rising Dividends Securities Fund. Change effective May 1, 2014.
(2) Formerly Franklin Income Securities Fund. Change effective May 1, 2014.
(3) Formerly Franklin Large Cap Growth Securities Fund. Change effective May 1, 2014.
(4) Formerly Franklin Global Real Estate Securities Fund. Change effective May 1, 2014.
(5) Formerly Franklin Small-Mid Cap Growth Securities Fund. Change effective May 1, 2014.
(6) Formerly Franklin Small Cap Value Securities Fund. Change effective May 1, 2014.
(7) Formerly Franklin Strategic Income Securities Fund. Change effective May 1, 2014.
(8) Formerly Franklin Templeton Mutual Shares Securities. Change effective May 1, 2014.
(9) Formerly Templeton Developing Markets Securities Fund. Change effective May 1, 2014.
(10) Formerly Templeton Foreign Securities Fund. Change effective May 1, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund	Franklin Large Cap Value VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Research HLS Fund
	Sub-Account (11)	Sub-Account (12)	Sub-Account (13)	Sub-Account (14)(15)	Sub-Account (16)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (17)

Operations:
Net investment income (loss)	$(764,432)	$267,517	$(300,182)	$58,692	$591,680	$(53,011)	$2,437,061	$(1,101,777)	$201,212	$1,171
Net realized gain (loss) on security transactions	11,184,046	4,828,445	1,637,243	(1,094,072)	143,575	710,373	1,544,505	10,764,364	7,634,415	113,809
Net realized gain distributions	—	6,205,373	2,302,395	3,526,915	—	—	—	20,666,952	12,572,985	11,895
Change in unrealized appreciation (depreciation) during the period	(18,025,861)	(7,441,692)	(3,065,525)	(2,286,830)	(694,896)	588,604	2,405,568	(22,072,421)	(9,095,278)	(107,352)
Net increase (decrease) in net assets resulting from operations	(7,606,247)	3,859,643	573,931	204,705	40,359	1,245,966	6,387,134	8,257,118	11,313,334	19,523

Unit transactions:
Purchases	876,113	673,783	126,645	6,820	173,230	122,973	1,065,016	983,254	679,335	—
Net transfers	(1,099,244)	(2,048,425)	224,678	(8,562,008)	485,428	56,275	3,158,731	(2,272,610)	(4,069,225)	(316,377)
Surrenders for benefit payments and fees	(39,695,349)	(17,971,713)	(3,422,292)	(1,589,870)	(1,736,480)	(2,692,933)	(18,802,197)	(16,983,813)	(13,149,941)	(50,343)
Other transactions	27,038	8,116	2,270	259	(2)	(109)	(1,207)	1,447	802	1
Death benefits	(4,645,738)	(1,339,073)	(211,304)	(93,328)	(381,816)	(187,249)	(1,606,392)	(1,187,902)	(835,103)	(8,082)
Net annuity transactions	425,396	(31,576)	(3,402)	—	(9,319)	(6,210)	331,918	(15,649)	142,976	—
Net increase (decrease) in net assets resulting from unit transactions	(44,111,784)	(20,708,888)	(3,283,405)	(10,238,127)	(1,468,959)	(2,707,253)	(15,854,131)	(19,475,273)	(17,231,156)	(374,801)
Net increase (decrease) in net assets	(51,718,031)	(16,849,245)	(2,709,474)	(10,033,422)	(1,428,600)	(1,461,287)	(9,466,997)	(11,218,155)	(5,917,822)	(355,278)

Net assets:
Beginning of period	215,920,588	104,121,213	17,183,794	10,033,422	18,826,191	18,155,718	154,892,749	156,772,819	110,603,880	355,278
End of period	$164,202,557	$87,271,968	$14,474,320	$—	$17,397,591	$16,694,431	$145,425,752	$145,554,664	$104,686,058	$—

(11) Formerly Templeton Growth Securities Fund. Change effective May 1, 2014.
(12) Formerly Mutual Global Discovery Securities Fund. Change effective May 1, 2014.
(13) Formerly Franklin Flex Cap Growth Securities Fund. Change effective May 1, 2014.
(14) Liquidated as of November 7, 2014.
(15) Formerly Franklin Large Cap Value Securities Fund. Change effective May 1, 2014.
(16) Formerly Templeton Global Bond Securities Fund. Change effective May 1, 2014.
(17) Merged with Hartford Global Growth HLS Fund. Change effective June 23, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford Index HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund
	Sub-Account	Sub-Account (18)	Sub-Account	Sub-Account (19)	Sub-Account (20)	Sub-Account	Sub-Account (21)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,901)	$(9,587)	$(113,677)	$(7,761)	$(448,219)	$542,057	$30,096	$41,937	$(7,977)	$(16,130)
Net realized gain (loss) on security transactions	23,212	26,630	1,404,052	154,648	3,144,998	81,442	1,464,145	487,435	156,814	43,024
Net realized gain distributions	10,565	—	139,804	407,860	5,375,880	—	330,992	—	389,444	136,896
Change in unrealized appreciation (depreciation) during the period	(118)	16,194	458,511	(531,968)	(4,169,587)	(514,931)	(1,634,900)	(1,006,408)	(480,977)	(60,095)
Net increase (decrease) in net assets resulting from operations	31,758	33,237	1,888,690	22,779	3,903,072	108,568	190,333	(477,036)	57,304	103,695

Unit transactions:
Purchases	—	51	191,479	1,878	260,603	89,192	13,250	79,700	4,020	—
Net transfers	317	293,229	(379,680)	(1,305,280)	415,342	19,906	(7,561,251)	29,482	(160,887)	3,093
Surrenders for benefit payments and fees	(30,554)	(127,755)	(1,377,117)	(60,902)	(3,132,472)	(839,504)	(266,097)	(916,153)	(233,106)	(77,389)
Other transactions	2	(3)	72	—	137	(17)	(35)	(1)	—	(2)
Death benefits	(15,584)	(9,621)	(201,378)	(5,018)	(348,577)	(102,899)	—	(153,979)	(66,814)	(19,544)
Net annuity transactions	—	(422)	17,623	—	—	—	—	(9,257)	—	(5,666)
Net increase (decrease) in net assets resulting from unit transactions	(45,819)	155,479	(1,749,001)	(1,369,322)	(2,804,967)	(833,322)	(7,814,133)	(970,208)	(456,787)	(99,508)
Net increase (decrease) in net assets	(14,061)	188,716	139,689	(1,346,543)	1,098,105	(724,754)	(7,623,800)	(1,447,244)	(399,483)	4,187

Net assets:
Beginning of period	155,832	691,385	14,667,571	1,346,543	33,470,814	9,349,739	7,623,800	9,647,494	2,486,980	1,127,729
End of period	$141,771	$880,101	$14,807,260	$—	$34,568,919	$8,624,985	$—	$8,200,250	$2,087,497	$1,131,916

(18) Merged with Hartford Global Research HLS Fund. Change effective June 23, 2014.
(19) Merged with Hartford Growth Opportunities HLS Fund. Change effective June 23, 2014.
(20) Merged with Hartford Growth HLS Fund. Change effective June 23, 2014.
(21) Merged with HIMCO VIT Index Fund. Change effective October 20, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	American Funds Asset Allocation HLS Fund	American Funds Blue Chip Income and Growth HLS Fund	American Funds Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (22)	Sub-Account (23)	Sub-Account (24)

Operations:
Net investment income (loss)	$(10,122)	$(1,837,960)	$(82,105)	$(23,172)	$(34,157)	$40,346	$1,192	$7,145	$14,154	$148,786
Net realized gain (loss) on security transactions	45,755	72,203	397,930	212,762	406,498	(12,697)	85,559	(648,059)	993,519	(251,392)
Net realized gain distributions	82,100	—	730,185	247,064	—	—	—	4,484,845	1,418,008	1,376,455
Change in unrealized appreciation (depreciation) during the period	(81,737)	58,114	(872,648)	(402,293)	355,627	42,275	87,667	(4,054,879)	(2,097,029)	(176,752)
Net increase (decrease) in net assets resulting from operations	35,996	(1,707,643)	173,362	34,361	727,968	69,924	174,418	(210,948)	328,652	1,097,097

Unit transactions:
Purchases	7,254	364,773	4,307	11,592	3,097	204,938	5,636	109,154	20,242	116,420
Net transfers	29,489	3,122,034	(633,437)	(414,090)	(234,773)	(338,115)	3,563	(13,901,154)	(6,488,597)	(29,210,576)
Surrenders for benefit payments and fees	(47,692)	(34,547,978)	(401,029)	(275,261)	(1,142,960)	(506,211)	(107,496)	(1,410,848)	(523,125)	(2,461,339)
Other transactions	(1)	11,437	260	4	69	3	(2)	3	—	14
Death benefits	—	(2,598,751)	(67,710)	(5,108)	(160,471)	(13,940)	(1,888)	(313,990)	(57,336)	(243,600)
Net annuity transactions	—	140,019	(11,615)	(9,940)	21,023	—	(865)	—	—	(33,118)
Net increase (decrease) in net assets resulting from unit transactions	(10,950)	(33,508,466)	(1,109,224)	(692,803)	(1,514,015)	(653,325)	(101,052)	(15,516,835)	(7,048,816)	(31,832,199)
Net increase (decrease) in net assets	25,046	(35,216,109)	(935,862)	(658,442)	(786,047)	(583,401)	73,366	(15,727,783)	(6,720,164)	(30,735,102)

Net assets:
Beginning of period	607,498	121,724,972	4,973,222	1,951,842	9,363,607	5,890,729	1,855,273	15,727,783	6,720,164	30,735,102
End of period	$632,544	$86,508,863	$4,037,360	$1,293,400	$8,577,560	$5,307,328	$1,928,639	$—	$—	$—

(22) Merged with HIMCO VIT American Funds Asset Allocation Fund. Change effective October 20, 2014.
(23) Merged with HIMCO VIT American Funds Blue Chip Income and Growth Fund. Change effective October 20, 2014.
(24) Merged with HIMCO VIT American Funds Bond Fund. Change effective October 20, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	American Funds Global Bond HLS Fund	American Funds Global Growth and Income HLS Fund	American Funds Global Growth HLS Fund	American Funds Global Small Capitalization HLS Fund	American Funds Growth HLS Fund	American Funds Growth-Income HLS Fund	American Funds International HLS Fund	American Funds New World HLS Fund	Hartford Portfolio Diversifier HLS Fund	Huntington VA Income Equity Fund
	Sub-Account (25)	Sub-Account (26)	Sub-Account (27)	Sub-Account (28)	Sub-Account (29)	Sub-Account (30)	Sub-Account (31)	Sub-Account (32)	Sub-Account (33)	Sub-Account (34)

Operations:
Net investment income (loss)	$(39,531)	$209,363	$(12,386)	$(90,999)	$(278,446)	$(55,368)	$(19,831)	$(22,857)	$(43,824)	$244,543
Net realized gain (loss) on security transactions	(269,789)	(1,413,313)	(476,509)	(428,211)	4,362,729	3,462,071	(388,727)	(1,923,938)	(7,853,383)	469,368
Net realized gain distributions	279,312	4,638,807	1,374,743	1,891,928	19,585,010	9,807,500	7,762,627	2,176,283	—	114,279
Change in unrealized appreciation (depreciation) during the period	111,419	(3,652,683)	(1,061,807)	(1,864,051)	(24,439,029)	(12,748,117)	(9,870,780)	(679,971)	7,751,202	(596,764)
Net increase (decrease) in net assets resulting from operations	81,411	(217,826)	(175,959)	(491,333)	(769,736)	466,086	(2,516,711)	(450,483)	(146,005)	231,426

Unit transactions:
Purchases	109,711	24,258	2,697	15,884	265,116	62,284	208,917	4,712	240,800	13,857
Net transfers	(3,119,982)	(10,194,390)	(2,771,618)	(8,204,196)	(55,478,555)	(30,886,019)	(33,695,691)	(5,829,791)	(45,442,051)	(4,111,513)
Surrenders for benefit payments and fees	(184,559)	(1,018,190)	(263,255)	(761,447)	(4,762,471)	(2,892,468)	(2,808,771)	(598,761)	(2,531,965)	(469,966)
Other transactions	2	—	15	36	236	285	(83)	2	(1)	—
Death benefits	(97,917)	(210,834)	(57,081)	(54,883)	(514,676)	(516,642)	(289,010)	(56,315)	(289,142)	—
Net annuity transactions	—	—	(27,444)	(29,634)	(75,660)	(31,962)	(23,600)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(3,292,745)	(11,399,156)	(3,116,686)	(9,034,240)	(60,566,010)	(34,264,522)	(36,608,238)	(6,480,153)	(48,022,359)	(4,567,622)
Net increase (decrease) in net assets	(3,211,334)	(11,616,982)	(3,292,645)	(9,525,573)	(61,335,746)	(33,798,436)	(39,124,949)	(6,930,636)	(48,168,364)	(4,336,196)

Net assets:
Beginning of period	3,211,334	11,616,982	3,292,645	9,525,573	61,335,746	33,798,436	39,124,949	6,930,636	48,168,364	4,336,196
End of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

(25) Merged with HIMCO VIT American Funds Global Bond Fund. Change effective October 20, 2014.
(26) Merged with HIMCO VIT American Funds Global Growth and Income Fund. Change effective October 20, 2014.
(27) Merged with HIMCO VIT American Funds Global Growth Fund. Change effective October 20, 2014.
(28) Merged with HIMCO VIT American Funds Global Small Capitalization Fund. Change effective October 20, 2014.
(29) Merged with HIMCO VIT American Funds Growth Fund. Change effective October 20, 2014.
(30) Merged with HIMCO VIT American Funds Growth-Income Fund. Change effective October 20, 2014.
(31) Merged with HIMCO VIT American Funds International Fund. Change effective October 20, 2014.
(32) Merged with HIMCO VIT American Funds New World Fund. Change effective October 20, 2014.
(33) Merged with HIMCO VIT Portfolio Diversifier Fund. Change effective October 20, 2014.
(34) Merged with Huntington VA Dividend Capture Fund. Change effective June 23, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Huntington VA Dividend Capture Fund	Huntington VA Growth Fund	Huntington VA Mid Corp America Fund	Huntington VA Rotating Markets Fund	Huntington VA International Equity Fund	Huntington VA Mortgage Securities Fund	Huntington VA Situs Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund
	Sub-Account (35)	Sub-Account (36)	Sub-Account (37)	Sub-Account (38)	Sub-Account	Sub-Account (39)	Sub-Account (40)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$262,577	$(8,508)	$6,287	$(4,775)	$20,198	$71,962	$(87,425)	$(5,660)	$557	$384,043
Net realized gain (loss) on security transactions	387,631	(1,088,741)	(1,801,870)	(236,979)	288,183	(74,865)	980,548	43,342	84,017	368,620
Net realized gain distributions	—	1,636,586	3,496,420	384,022	—	49,417	252,176	308,220	664,914	332,464
Change in unrealized appreciation (depreciation) during the period	49,529	(605,061)	(1,596,135)	(161,531)	(610,556)	(30,490)	(1,563,579)	(234,326)	(283,061)	(709,859)
Net increase (decrease) in net assets resulting from operations	699,737	(65,724)	104,702	(19,263)	(302,175)	16,024	(418,280)	111,576	466,427	375,268

Unit transactions:
Purchases	107,381	3,277	42,212	146	35,783	6,702	80,405	958	8,013	100,738
Net transfers	1,797,129	(2,313,965)	(6,884,793)	(1,354,010)	(497,860)	(2,618,295)	4,387,858	(62,621)	808,629	310,392
Surrenders for benefit payments and fees	(3,322,134)	(221,358)	(629,480)	(125,099)	(1,416,540)	(155,000)	(2,637,621)	(97,612)	(1,817,807)	(1,826,066)
Other transactions	21,161	5	1,319	1	3,989	12	24,539	1	1	(2)
Death benefits	(117,917)	—	(4,192)	—	(52,921)	(142)	(107,140)	—	—	(129,142)
Net annuity transactions	—	—	—	—	—	—	—	—	—	(1,817)
Net increase (decrease) in net assets resulting from unit transactions	(1,514,380)	(2,532,041)	(7,474,934)	(1,478,962)	(1,927,549)	(2,766,723)	1,748,041	(159,274)	(1,001,164)	(1,545,897)
Net increase (decrease) in net assets	(814,643)	(2,597,765)	(7,370,232)	(1,498,225)	(2,229,724)	(2,750,699)	1,329,761	(47,698)	(534,737)	(1,170,629)

Net assets:
Beginning of period	9,743,486	2,597,765	7,370,232	1,498,225	5,288,743	2,750,699	6,269,556	1,788,586	5,644,241	13,507,408
End of period	$8,928,843	$—	$—	$—	$3,059,019	$—	$7,599,317	$1,740,888	$5,109,504	$12,336,779

(35) Merged with Huntington VA Income Equity Fund. Change effective June 23, 2014.
(36) Liquidated as of May 16, 2014.
(37) Merged with Huntington VA Situs Fund. Change effective June 23, 2014.
(38) Liquidated as of May 16, 2014.
(39) Liquidated as of May 16, 2014.
(40) Merged with Huntington VA Mid Corp America Fund. Change effective June 23, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Lord Abbett Growth and Income Fund	MFS® Core Equity Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Growth Stock Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(40,822)	$(61,918)	$(507,614)	$(78,327)	$(113,754)	$(663,856)	$(374,480)	$(917,694)	$55,939	$(217,422)
Net realized gain (loss) on security transactions	259,730	415,171	2,978,082	797,145	793,285	9,000,194	1,383,215	3,983,039	11,973,056	7,867,942
Net realized gain distributions	—	—	2,047,612	67,529	472,189	5,528,560	2,083,659	9,707,876	6,183,476	2,588,046
Change in unrealized appreciation (depreciation) during the period	(51,068)	162,709	(2,435,550)	(660,019)	(401,501)	(7,664,171)	(1,838,097)	(17,952,519)	(2,605,408)	(3,313,606)
Net increase (decrease) in net assets resulting from operations	167,840	515,962	2,082,530	126,328	750,219	6,200,727	1,254,297	(5,179,298)	15,607,063	6,924,960

Unit transactions:
Purchases	700	4,947	85,042	63,293	5,548	301,927	117,812	143,682	891,578	665,593
Net transfers	465,987	487,453	124,512	(577,472)	336,384	(4,183,592)	(572,191)	(1,709,755)	(5,599,728)	(4,830,885)
Surrenders for benefit payments and fees	(2,275,796)	(957,362)	(7,733,781)	(1,339,959)	(1,831,961)	(15,549,416)	(2,736,012)	(10,268,952)	(50,884,132)	(14,791,218)
Other transactions	—	(36)	43,939	87	12	7,155	1,861	2,347	41,072	35,977
Death benefits	(54,634)	(92,906)	(371,785)	(53,938)	(129,947)	(1,534,005)	(314,936)	(810,914)	(5,573,849)	(1,313,243)
Net annuity transactions	—	(8,946)	(8,272)	24,911	1,521	139,701	6,173	99,519	375,888	19,595
Net increase (decrease) in net assets resulting from unit transactions	(1,863,743)	(566,850)	(7,860,345)	(1,883,078)	(1,618,443)	(20,818,230)	(3,497,293)	(12,544,073)	(60,749,171)	(20,214,181)
Net increase (decrease) in net assets	(1,695,903)	(50,888)	(5,777,815)	(1,756,750)	(868,224)	(14,617,503)	(2,242,996)	(17,723,371)	(45,142,108)	(13,289,221)

Net assets:
Beginning of period	4,816,754	6,010,093	35,800,328	8,069,294	9,207,380	84,388,804	21,488,201	61,957,861	268,989,737	96,244,644
End of period	$3,120,851	$5,959,205	$30,022,513	$6,312,544	$8,339,156	$69,771,301	$19,245,205	$44,234,490	$223,847,629	$82,955,423

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	MFS® Research Bond Fund	MFS® Research International Fund	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	UIF Core Plus Fixed Income Portfolio	UIF Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,341,869	$(31,808)	$(54,535)	$1,700,398	$4,506	$(397)	$(6,794)	$5,664	$306	$(5,126)
Net realized gain (loss) on security transactions	2,181,785	74,208	476,093	484,569	507	262	21,145	68,918	56	5,742
Net realized gain distributions	—	—	372,595	—	24,553	1,576	59,657	43,290	—	19,476
Change in unrealized appreciation (depreciation) during the period	1,286,135	(1,405,369)	(393,817)	(1,488,611)	(27,207)	(3,708)	(24,819)	(65,716)	1,528	(8,752)
Net increase (decrease) in net assets resulting from operations	4,809,789	(1,362,969)	400,336	696,356	2,359	(2,267)	49,189	52,156	1,890	11,340

Unit transactions:
Purchases	591,383	64,433	10,398	224,185	—	—	—	54,299	12,412	—
Net transfers	4,541,357	1,130,605	656,745	(1,068,155)	64,565	5,559	(20,139)	(294,249)	—	(10,298)
Net interfund transfers due to corporate actions
Surrenders for benefit payments and fees	(28,356,421)	(2,830,987)	(1,002,261)	(10,199,123)	(4,267)	(1,645)	(6,775)	(66,821)	(712)	(8,852)
Other transactions	254,024	366	495	5,720	3	—	—	33	—	1
Death benefits	(1,366,239)	(244,467)	(34,912)	(1,221,028)	—	—	—	(18,390)	—	(14,097)
Net annuity transactions	23,085	2,561	—	113,631	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(24,312,811)	(1,877,489)	(369,535)	(12,144,770)	60,301	3,914	(26,914)	(325,128)	11,700	(33,246)
Net increase (decrease) in net assets	(19,503,022)	(3,240,458)	30,801	(11,448,414)	62,660	1,647	22,275	(272,972)	13,590	(21,906)

Net assets:
Beginning of period	123,654,533	17,694,078	5,542,668	54,331,348	227,327	34,025	439,153	1,005,774	31,013	275,252
End of period	$104,151,511	$14,453,620	$5,573,469	$42,882,934	$289,987	$35,672	$461,428	$732,802	$44,603	$253,346

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	UIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio — Marsico International Opportunities Fund	Columbia Variable Portfolio — Marsico Focused Equities Fund	Columbia Variable Portfolio — Asset Allocation Fund	Columbia Variable Portfolio — Marsico Growth Fund	Columbia Variable Portfolio — Marsico 21st Century Fund	Columbia Variable Portfolio — Dividend Opportunity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(35,851)	$(12,217)	$(3,046)	$(5,166)	$(166,138)	$(127,176)	$19,148	$(125,334)	$(40,809)	$(206,909)
Net realized gain (loss) on security transactions	218,578	116,852	8,382	43,315	571,069	562,502	(16,238)	758,764	254,707	482,229
Net realized gain distributions	317,982	73,969	15,199	96,506	—	1,220,517	78,306	961,724	83,857	—
Change in unrealized appreciation (depreciation) during the period	(536,687)	(119,033)	(29,783)	(90,107)	(1,010,440)	(925,412)	170,306	(1,158,828)	(166,751)	456,496
Net increase (decrease) in net assets resulting from operations	(35,978)	59,571	(9,248)	44,548	(605,509)	730,431	251,522	436,326	131,004	731,816

Unit transactions:
Purchases	10,414	3,070	—	—	15,849	2,904	—	29,299	12,500	26,202
Net transfers	(15,984)	(147,997)	(117,501)	(286,093)	326,805	(343,449)	(52,456)	(243,377)	(191,518)	(154,776)
Surrenders for benefit payments and fees	(244,906)	(92,017)	(5,427)	(63,790)	(1,424,611)	(1,806,951)	(448,463)	(993,937)	(223,951)	(1,290,946)
Other transactions	—	—	—	69	(659)	17	69	(2,011)	—	(20)
Death benefits	(9,128)	(893)	—	(17,294)	(81,354)	(21,370)	(192,596)	(143,004)	(59,409)	(57,841)
Net annuity transactions	(17,589)	—	—	—	18,717	68,631	(5,090)	3,778	9,731	42,009
Net increase (decrease) in net assets resulting from unit transactions	(277,193)	(237,837)	(122,928)	(367,108)	(1,145,253)	(2,100,218)	(698,536)	(1,349,252)	(452,647)	(1,435,372)
Net increase (decrease) in net assets	(313,171)	(178,266)	(132,176)	(322,560)	(1,750,762)	(1,369,787)	(447,014)	(912,926)	(321,643)	(703,556)

Net assets:
Beginning of period	2,321,328	1,067,146	283,325	919,749	8,926,475	8,678,906	3,713,728	7,084,761	2,218,996	10,069,242
End of period	$2,008,157	$888,880	$151,149	$597,189	$7,175,713	$7,309,119	$3,266,714	$6,171,835	$1,897,353	$9,365,686

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Columbia Variable Portfolio — Income Opportunities Fund	Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT International Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(173,218)	$(198,284)	$(10,008)	$(52,118)	$(9,326)	$(56,643)	$(1,170)	$1,224,733	$8,923	$(508)
Net realized gain (loss) on security transactions	(98,972)	358,628	25,854	398,338	268,056	695,478	14,599	212,923	112,475	4,361
Net realized gain distributions	—	—	16,976	319,142	21,534	829,334	10,342	—	37,567	—
Change in unrealized appreciation (depreciation) during the period	453,006	293,324	65,154	(634,978)	(205,275)	(893,024)	(1,500)	(1,607,025)	(114,282)	(28,302)
Net increase (decrease) in net assets resulting from operations	180,816	453,668	97,976	30,384	74,989	575,145	22,271	(169,369)	44,683	(24,449)

Unit transactions:
Purchases	27,704	29,584	49	20,175	6,837	40,654	3,774	170,086	500	—
Net transfers	(80,886)	(280,467)	337,776	(43,368)	(224,429)	(373,579)	132,105	(205,208)	(263,606)	2,022
Surrenders for benefit payments and fees	(1,425,073)	(1,153,424)	(84,061)	(520,876)	(360,003)	(573,944)	(74,095)	(2,680,097)	(302,907)	(22,847)
Other transactions	(167)	(1,793)	2	10	—	(5)	—	(10)	—	—
Death benefits	(192,301)	(96,284)	—	(120,407)	(2,034)	(65,328)	—	(210,729)	—	(725)
Net annuity transactions	62,628	33,704	—	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(1,608,095)	(1,468,680)	253,766	(664,466)	(579,629)	(972,202)	61,784	(2,925,958)	(566,013)	(21,550)
Net increase (decrease) in net assets	(1,427,279)	(1,015,012)	351,742	(634,082)	(504,640)	(397,057)	84,055	(3,095,327)	(521,330)	(45,999)

Net assets:
Beginning of period	9,087,876	9,966,805	697,834	7,345,651	1,276,256	6,526,667	251,413	20,076,797	996,265	244,253
End of period	$7,660,597	$8,951,793	$1,049,576	$6,711,569	$771,616	$6,129,610	$335,468	$16,981,470	$474,935	$198,254

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Putnam VT International Equity Fund	Putnam VT Small Cap Value Fund	Putnam VT Voyager Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Insurance Trust Equity Index Portfolio	JPMorgan Insurance Trust Intrepid Growth Portfolio	JPMorgan Insurance Trust Mid Cap Growth Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (41)	Sub-Account (42)	Sub-Account (43)	Sub-Account

Operations:
Net investment income (loss)	$(3,911)	$(13,839)	$1,718	$1,454,609	$(42,682)	$(83,447)	$79,614	$(23,403)	$(118,662)	$(45,354)
Net realized gain (loss) on security transactions	24,894	425,008	200,991	157,301	842,025	575,346	7,964,304	1,682,384	484,928	(226,716)
Net realized gain distributions	—	287,883	48,441	—	—	1,164,743	2,037,475	—	2,355,205	299,406
Change in unrealized appreciation (depreciation) during the period	(61,473)	(713,399)	(21,156)	408,044	(59,652)	(549,551)	(7,699,295)	(1,225,556)	(2,106,137)	634,761
Net increase (decrease) in net assets resulting from operations	(40,490)	(14,347)	229,994	2,019,954	739,691	1,107,091	2,382,098	433,425	615,334	662,097

Unit transactions:
Purchases	—	14	16,009	172,275	56,587	12,415	153,136	1,401	38,609	33,276
Net transfers	19,731	(692,470)	(49,914)	834,155	384,723	(220,702)	(25,584,369)	(3,650,049)	(7,313,440)	(91,467)
Surrenders for benefit payments and fees	(134,614)	(1,459,353)	(198,959)	(12,931,776)	(1,494,975)	(1,888,840)	(4,715,361)	(441,017)	(1,818,079)	(1,411,883)
Other transactions	—	—	3	(266)	656	431	698	51	215	106
Death benefits	—	—	(28,717)	(1,570,991)	(183,938)	(156,645)	(798,824)	(36,000)	(134,059)	(115,351)
Net annuity transactions	—	—	—	194,287	22,882	—	(2,280)	(2)	(1,009)	22,166
Net increase (decrease) in net assets resulting from unit transactions	(114,883)	(2,151,809)	(261,578)	(13,302,316)	(1,214,065)	(2,253,341)	(30,947,000)	(4,125,616)	(9,227,763)	(1,563,153)
Net increase (decrease) in net assets	(155,373)	(2,166,156)	(31,584)	(11,282,362)	(474,374)	(1,146,250)	(28,564,902)	(3,692,191)	(8,612,429)	(901,056)

Net assets:
Beginning of period	576,510	2,440,595	2,471,029	65,170,524	7,175,293	9,333,904	28,564,902	3,692,191	8,612,429	6,014,616
End of period	$421,137	$274,439	$2,439,445	$53,888,162	$6,700,919	$8,187,654	$—	$—	$—	$5,113,560

(41) Liquidated as of December 12, 2014.
(42) Liquidated as of December 12, 2014.
(43) Liquidated as of December 12, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO EqS Pathfinder Fund®	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Equity Income Portfolio	ClearBridge Variable All Cap Value Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (44)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (45)

Operations:
Net investment income (loss)	$225	$7,534	$(4,377)	$152	$(1,921)	$(2,782)	$(1,123)	$(233)	$757	$118,900
Net realized gain (loss) on security transactions	237	102	53,639	(44)	31,244	9,359	4,688	(1,040)	592	(432,960)
Net realized gain distributions	—	—	8,147	—	—	—	—	—	—	388,530
Change in unrealized appreciation (depreciation) during the period	12,661	(7,920)	(54,778)	367	(21,704)	5,165	1,736	132	4,446	(27,687)
Net increase (decrease) in net assets resulting from operations	13,123	(284)	2,631	475	7,619	11,742	5,301	(1,141)	5,795	46,783

Unit transactions:
Purchases	—	—	—	—	—	—	—	—	—	—
Net transfers	106,637	1,850	(218,543)	2,647	(36,093)	(2,811)	—	—	49,191	(583,053)
Surrenders for benefit payments and fees	(861)	(2,863)	(55,520)	(889)	(30,667)	(15,970)	(13,185)	(373)	(18,874)	(73,448)
Other transactions	1	—	5	—	—	(4)	—	—	—	1
Death benefits	—	—	(15,424)	—	—	(3,898)	—	—	—	—
Net annuity transactions	—	—	—	—	—	(9,492)	(1,783)	—	—	(48,937)
Net increase (decrease) in net assets resulting from unit transactions	105,777	(1,013)	(289,482)	1,758	(66,760)	(32,175)	(14,968)	(373)	30,317	(705,437)
Net increase (decrease) in net assets	118,900	(1,297)	(286,851)	2,233	(59,141)	(20,433)	(9,667)	(1,514)	36,112	(658,654)

Net assets:
Beginning of period	63,117	166,670	799,977	12,126	144,028	171,440	73,096	15,201	43,742	658,654
End of period	$182,017	$165,373	$513,126	$14,359	$84,887	$151,007	$63,429	$13,687	$79,854	$—

(44) Formerly PIMCO Global Multi-Asset Fund. Change effective April 30, 2014.
(45) Merged with ClearBridge Variable Large Cap Value Portfolio. Change effective December 5, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Western Asset Variable Global High Yield Bond Portfolio	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo Advantage VT Index Asset Allocation Fund	Wells Fargo Advantage VT Total Return Bond Fund	Wells Fargo Advantage VT Intrinsic Value Fund	Wells Fargo Advantage VT International Equity Fund
	Sub-Account	Sub-Account (46)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$2,768	$10,846	$(1,856)	$(3,865)	$(400,467)	$(77,290)	$(75)	$2	$(236)	$18,711
Net realized gain (loss) on security transactions	880	13,879	147,731	34,742	1,943,401	433,706	240	1	6,140	5,965
Net realized gain distributions	—	51,180	185,291	—	—	—	—	—	—	33,653
Change in unrealized appreciation (depreciation) during the period	(4,339)	(59,118)	(192,988)	(3,278)	(280,577)	(184,814)	3,341	706	(3,323)	(158,695)
Net increase (decrease) in net assets resulting from operations	(691)	16,787	138,178	27,599	1,262,357	171,602	3,506	709	2,581	(100,366)

Unit transactions:
Purchases	—	—	192	—	148,860	67,773	120	120	—	1,667
Net transfers	800	585,319	(8,225)	(413)	534,411	472,158	—	—	(951)	47,563
Surrenders for benefit payments and fees	(12,072)	(38,156)	(269,037)	(145,029)	(4,898,655)	(1,068,838)	(864)	(49)	(13,325)	(202,151)
Other transactions	—	—	3	—	1,675	1,178	—	1	—	7
Death benefits	—	—	(24,236)	—	(294,820)	(4,554)	—	—	—	(29,097)
Net annuity transactions	—	43,187	—	—	7,169	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(11,272)	590,350	(301,303)	(145,442)	(4,501,360)	(532,283)	(744)	72	(14,276)	(182,011)
Net increase (decrease) in net assets	(11,963)	607,137	(163,125)	(117,843)	(3,239,003)	(360,681)	2,762	781	(11,695)	(282,377)

Net assets:
Beginning of period	59,494	240,740	1,807,129	461,999	23,661,515	4,006,422	22,832	16,990	36,566	1,533,961
End of period	$47,531	$847,877	$1,644,004	$344,156	$20,422,512	$3,645,741	$25,594	$17,771	$24,871	$1,251,584

(46) Merged with ClearBridge Variable All Cap Value Portfolio. Change effective December 5, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Wells Fargo Advantage VT Small Cap Growth Fund	Wells Fargo Advantage VT Discovery Fund	Wells Fargo Advantage VT Small Cap Value Fund	Wells Fargo Advantage VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Bond Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (47)(48)	Sub-Account (49)(50)	Sub-Account (51)(52)	Sub-Account (53)(54)	Sub-Account (55)(56)	Sub-Account (57)(58)

Operations:
Net investment income (loss)	$(27,539)	$(95)	$(126,415)	$(121,914)	$(16,932)	$(394)	$(50,361)	$(27,047)	$(90,514)	$(10,474)
Net realized gain (loss) on security transactions	182,356	59	861,796	666,794	31,397	(21,788)	7,458	15,499	(1,630)	(2,683)
Net realized gain distributions	149,069	906	—	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	(377,339)	(944)	(335,699)	285,034	659,972	(1,121,967)	688,151	570,594	30,807	(82,730)
Net increase (decrease) in net assets resulting from operations	(73,453)	(74)	399,682	829,914	674,437	(1,144,149)	645,248	559,046	(61,337)	(95,887)

Unit transactions:
Purchases	544	—	46,221	75,435	—	3,054	66,178	47,500	33,141	4,234
Net transfers	122,096	—	136,947	(363,544)	7,589,873	47,571,137	13,681,439	7,773,280	29,382,164	3,249,132
Surrenders for benefit payments and fees	(526,520)	(52)	(1,631,469)	(869,037)	(30,892)	(422,209)	(136,763)	(137,795)	(477,575)	(28,432)
Other transactions	(27)	1	146	6	1	(25)	(6)	(2)	14	—
Death benefits	(36,617)	—	(230,686)	(120,739)	—	(36,654)	(11,109)	(839)	(63,636)	(4,321)
Net annuity transactions	(634)	—	(457)	—	—	—	—	36,497	30,052	—
Net increase (decrease) in net assets resulting from unit transactions	(441,158)	(51)	(1,679,298)	(1,277,879)	7,558,982	47,115,303	13,599,739	7,718,641	28,904,160	3,220,613
Net increase (decrease) in net assets	(514,611)	(125)	(1,279,616)	(447,965)	8,233,419	45,971,154	14,244,987	8,277,687	28,842,823	3,124,726

Net assets:
Beginning of period	1,790,728	7,313	11,361,676	10,026,795	—	—	—	—	—	—
End of period	$1,276,117	$7,188	$10,082,060	$9,578,830	$8,233,419	$45,971,154	$14,244,987	$8,277,687	$28,842,823	$3,124,726

(47) Funded as of October 17, 2014.
(48) Merged with Hartford Index HLS Fund. Change effective October 20, 2014.
(49) Merged with Hartford Portfolio Diversifier HLS Fund. Change effective October 20, 2014.
(50) Funded as of October 17, 2014.
(51) Merged with American Funds Asset Allocation HLS Fund. Change effective October 20, 2014.
(52) Funded as of October 17, 2014.
(53) Merged with American Funds Blue Chip Income and Growth HLS Fund. Change effective October 20, 2014.
(54) Funded as of October 17, 2014.
(55) Merged with American Funds Bond HLS Fund. Change effective October 20, 2014.
(56) Funded as of October 17, 2014.
(57) Merged with American Funds Global Bond HLS Fund. Change effective October 20, 2014.
(58) Funded as of October 17, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Period Ended December 31, 2014

	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund
	Sub-Account (59)(60)	Sub-Account (61)(62)	Sub-Account (63)(64)	Sub-Account (65)(66)	Sub-Account (67)(68)	Sub-Account (69)(70)	Sub-Account (71)(72)

Operations:
Net investment income (loss)	$(36,723)	$(9,425)	$(28,972)	$(181,780)	$(96,341)	$(112,489)	$(20,780)
Net realized gain (loss) on security transactions	18,617	6,941	7,566	83,845	63,082	28,397	3,775
Net realized gain distributions	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	666,042	182,618	541,648	4,635,217	2,188,798	1,043,223	(138,679)
Net increase (decrease) in net assets resulting from operations	647,936	180,134	520,242	4,537,282	2,155,539	959,131	(155,684)

Unit transactions:
Purchases	70,525	362	5,464	81,895	27,833	35,539	2
Net transfers	10,576,924	2,713,532	8,407,722	54,491,248	29,239,964	35,401,615	5,808,306
Surrenders for benefit payments and fees	(274,727)	(50,510)	(104,099)	(729,232)	(533,579)	(422,767)	(86,697)
Other transactions	(6)	(4)	(39)	99	(88)	101	—
Death benefits	(42,758)	(32,852)	—	(112,627)	(50,510)	(64,683)	(12,337)
Net annuity transactions	—	7,625	17,113	162,751	144,788	20,653	—
Net increase (decrease) in net assets resulting from unit transactions	10,329,958	2,638,153	8,326,161	53,894,134	28,828,408	34,970,458	5,709,274
Net increase (decrease) in net assets	10,977,894	2,818,287	8,846,403	58,431,416	30,983,947	35,929,589	5,553,590

Net assets:
Beginning of period	—	—	—	—	—	—	—
End of period	$10,977,894	$2,818,287	$8,846,403	$58,431,416	$30,983,947	$35,929,589	$5,553,590

(59) Merged with American Funds Global Growth and Income HLS Fund. Change effective October 20, 2014.
(60) Funded as of October 17, 2014.
(61) Merged with American Funds Global Growth HLS Fund. Change effective October 20, 2014.
(62) Funded as of October 17, 2014.
(63) Merged with American Funds Global Small Capitalization HLS Fund. Change effective October 20, 2014.
(64) Funded as of October 17, 2014.
(65) Merged with American Funds Growth HLS Fund. Change effective October 20, 2014.
(66) Funded as of October 17, 2014.
(67) Merged with American Funds Growth-Income HLS Fund. Change effective October 20, 2014.
(68) Funded as of October 17, 2014.
(69) Merged with American Funds International HLS Fund. Change effective October 20, 2014.
(70) Funded as of October 17, 2014.
(71) Merged with American Funds New World HLS Fund. Change effective October 20, 2014.
(72) Funded as of October 17, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Notes to Financial Statements
December 31, 2015

1. Organization:

Separate Account Seven (the “Account”) is a separate investment account established by Hartford Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Account is comprised of the following Sub-Accounts:
American Century VP Value Fund, American Century VP Growth Fund, AB VPS Balanced Wealth Strategy Portfolio (Formerly AllianceBernstein VPS Balanced Wealth Strategy Portfolio), AB VPS International Value Portfolio (Formerly AllianceBernstein VPS International Value Portfolio), AB VPS Small/Mid Cap Value Portfolio (Formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio), AB VPS Value Portfolio (Formerly AllianceBernstein VPS Value Portfolio), AB VPS International Growth Portfolio (Formerly AllianceBernstein VPS International Growth Portfolio), Invesco V.I. Value Opportunities Fund, Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. International Growth Fund, Invesco V.I. Mid Cap Core Equity Fund, Invesco V.I. Small Cap Equity Fund, Invesco V.I. Balanced Risk Allocation Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Money Market Fund, American Century VP Mid Cap Value Fund, American Funds Global Bond Fund, American Funds Global Growth and Income Fund, American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds New World Fund, American Funds Global Small Capitalization Fund, Sterling Capital Equity Income VIF*, Sterling Capital Special Opportunities VIF*, Sterling Capital Total Return Bond VIF*, Columbia Variable Portfolio — Small Company Growth Fund, Wells Fargo VT Omega Growth Fund (Formerly Wells Fargo Advantage VT Omega Growth Fund), Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Value Strategies Portfolio, Fidelity® VIP Dynamic Capital Appreciation Portfolio, Fidelity® VIP Strategic Income Portfolio, Franklin Rising Dividends VIP Fund, Franklin Income VIP Fund, Franklin Large Cap Growth VIP Fund, Franklin Global Real Estate VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Flex Cap Growth VIP Fund, Templeton Global Bond VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Huntington VA Dividend Capture Fund, Huntington VA International Equity Fund*, Huntington VA Situs Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Calibrated Dividend Growth Fund, Lord Abbett Bond Debenture Fund, Lord Abbett Growth and Income Fund, MFS® Core Equity Fund (Merged with MFS® Core Equity Portfolio), MFS® Growth Fund, MFS® Global Equity Fund, MFS® Investors Growth Stock Fund (Merged with MFS® Massachusetts Investors Growth Stock Portfolio), MFS® Investors Trust Fund, MFS® Mid Cap Growth Fund, MFS® New Discovery Fund, MFS® Total Return Fund, MFS® Value Fund, MFS® Total Return Bond Series (Formerly MFS® Research Bond Fund), MFS® Research International Fund (Merged with MFS® Research International Portfolio), MFS® Research Fund, MFS® High Yield Portfolio, BlackRock Global Allocation V.I. Fund, BlackRock Global Opportunities V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Equity Dividend V.I. Fund, UIF Core Plus Fixed Income Portfolio, UIF Growth Portfolio, UIF Mid Cap Growth Portfolio, Invesco V.I. American Value Fund, Morgan Stanley Mid Cap Growth Portfolio, BlackRock Capital Appreciation V.I. Fund, Columbia Variable Portfolio - International Opportunities Fund (Formerly Columbia Variable Portfolio — Marsico International Opportunities Fund), Columbia Variable Portfolio - Large Cap Growth Fund III (Formerly Columbia Variable Portfolio — Marsico Focused Equities Fund), Columbia Variable Portfolio — Asset Allocation Fund, Variable Portfolio - Loomis Sayles Growth Fund II (Formerly Columbia Variable Portfolio — Marsico Growth Fund), Columbia Variable Portfolio - Large Cap Growth Fund II (Formerly Columbia Variable Portfolio — Marsico 21st Century Fund), Columbia Variable Portfolio — Dividend Opportunity Fund, Columbia Variable Portfolio — Income Opportunities Fund, Columbia Variable Portfolio - Mid Cap Growth Fund (Formerly Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund), Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Fund/VA, Oppenheimer Main Street Fund®/VA, Oppenheimer Main Street Small Cap Fund/VA, Oppenheimer Equity Income Fund/VA, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Small Cap Value Fund, Putnam VT Voyager Fund, JPMorgan Insurance Trust Core Bond Portfolio, JPMorgan Insurance Trust U.S. Equity Portfolio, JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, JPMorgan Insurance Trust Mid Cap Value Portfolio, Putnam VT Equity Income Fund, PIMCO All Asset Fund, PIMCO Global Dividend Portfolio (Formerly PIMCO EqS Pathfinder Fund®), PIMCO Global Multi-Asset Managed Allocation Portfolio, Jennison 20/20 Focus Fund, Jennison Fund, Prudential Value Portfolio, Prudential SP International Growth Portfolio, ClearBridge Variable Dividend Strategy Portfolio (Formerly ClearBridge Variable Equity Income Portfolio), Western Asset Variable Global High Yield Bond Portfolio, ClearBridge Variable Large Cap Value Portfolio, Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Invesco V.I. Mid Cap Growth Fund, Wells Fargo VT Index Asset Allocation Fund (Formerly Wells Fargo Advantage VT Index Asset Allocation Fund), Wells Fargo VT Total Return Bond Fund (Formerly Wells Fargo Advantage VT Total Return Bond Fund), Wells Fargo VT Intrinsic Value Fund (Formerly Wells Fargo Advantage VT Intrinsic Value Fund), Wells Fargo VT International Equity Fund (Formerly Wells Fargo Advantage VT International Equity Fund), Wells Fargo VT Small Cap Growth Fund (Formerly Wells Fargo Advantage VT Small Cap Growth Fund), Wells Fargo VT Discovery Fund (Formerly Wells Fargo Advantage VT Discovery Fund), Wells Fargo VT Small Cap Value Fund (Formerly Wells Fargo Advantage VT Small Cap Value Fund), Wells Fargo VT Opportunity Fund (Formerly Wells Fargo Advantage VT Opportunity Fund), HIMCO VIT Index Fund, HIMCO VIT Portfolio Diversifier Fund, HIMCO VIT American Funds Asset Allocation Fund, HIMCO VIT American Funds Blue Chip Income and Growth Fund, HIMCO VIT American Funds Bond Fund, HIMCO VIT American Funds Global Bond Fund, HIMCO VIT American Funds Global Growth and Income Fund, HIMCO VIT American Funds Global Growth Fund, HIMCO VIT American Funds Global Small Capitalization Fund, HIMCO VIT American Funds Growth Fund, HIMCO VIT American Funds Growth-Income Fund, HIMCO VIT American Funds International Fund, HIMCO VIT American Funds New World Fund, MFS® Core Equity Portfolio (Merged with MFS® Core Equity Fund), MFS® Massachusetts Investors Growth Stock Portfolio (Merged with MFS® Investors Growth Stock Fund), and MFS® Research International Portfolio (Merged with MFS® Research International Fund).
* During 2015, this Sub-Account was liquidated.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. For 2015, these transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets. For 2014, the following transfers due to fund mergers are included in net transfers on the statements of changes in net assets:

Surviving Sub-Account	Assets Received
Hartford Global Growth HLS Fund	$325,373
Hartford Growth Opportunities HLS Fund	$1,368,074
HIMCO VIT Index Fund	$7,293,402
HIMCO VIT American Funds Asset Allocation Fund	$13,419,514
HIMCO VIT American Funds Blue Chip Income and Growth Fund	$7,495,428
HIMCO VIT American Funds Bond Fund	$29,310,756
HIMCO VIT American Funds Global Bond Fund	$3,318,941
HIMCO VIT American Funds Global Growth and Income Fund	$10,507,954
HIMCO VIT American Funds Global Growth Fund	$2,727,715
HIMCO VIT American Funds Global Small Capitalization Fund	$8,402,377
HIMCO VIT American Funds Growth Fund	$54,562,433
HIMCO VIT American Funds Growth-Income Fund	$29,347,791
HIMCO VIT American Funds International Fund	$35,295,608
HIMCO VIT American Funds New World Fund	$5,832,397
HIMCO VIT Portfolio Diversifier Fund	$46,827,727
Huntington VA Dividend Capture Fund	$3,553,308
Huntington VA Situs Fund	$5,478,338
ClearBridge Variable Large Cap Value Portfolio	$628,868

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2014 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2015 the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2015 and 2014.

g) Accounting for Uncertain Tax Positions - Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2015. The 2012 through 2015 tax years generally remain subject to examination by U.S. Federal and most state tax authorities.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.55% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $50 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges -

The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV/EPB Death Benefit Charge maximum of 0.30%
MAV 70 Death Benefit Charge maximum of 0.20%
MAV Plus Charge maximum of 0.30%
Maximum Anniversary Value III Charge maximum of 1.50%
Liquidity Feature Charge maximum of 0.50%
MAV V Charge maximum of 1.50%
MAV IV Charge maximum of 1.50%
Legacy Lock Charge maximum of 1.50%
Daily Lock Charge maximum of 2.50%
Safety Plus Charge maximum of 2.50%
Future 5 Charge maximum of 2.50%
Future 6 Charge maximum of 2.50%
Maximum Daily Value Charge maximum of 1.50%
Return of Premium IV Charge maximum of 0.75%
Return of Premium V Charge maximum of 0.75%
Return of Premium III Charge maximum of 0.75%
Return of Premium Death Benefit Charge maximum of 0.75%
The Hartford’s Lifetime Income Builder Charge maximum of 0.75%
The Hartford’s Lifetime Income Builder II Charge maximum of 0.75%
The Hartford’s Lifetime Income Foundation Charge maximum of 0.30%
The Hartford’s Lifetime Income Builder Selects Charge maximum of 1.50%
The Hartford’s Lifetime Income Builder Portfolios Charge maximum of 1.50%
Income Foundation Builder maximum of 2.50%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f) Distribution Charge - A Distribution Charge of 0.85% may be charged, by the Sponsor Company, to the contract’s value each year at the contract anniversary date. This charge is based on a percentage of remaining gross premiums with each premium payment having its own Distribution Charge schedule. The Distribution Charge is reduced to zero after the completion of seven or eight years (based upon contract terms) after each respective premium payment. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

g) Transactions with Related Parties - The Sponsor and its affiliates receive fees from the HLS and HIMCO VIT funds for services provided to these Funds. The fees received for these services are a maximum of 1.11% and 1.35%, respectively, of the Funds’ average daily net assets.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2015 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Value Fund	$371,727	$539,042
American Century VP Growth Fund	$11,832	$12,852
AB VPS Balanced Wealth Strategy Portfolio+	$1,096,856	$1,287,500
AB VPS International Value Portfolio+	$1,130,930	$1,857,238
AB VPS Small/Mid Cap Value Portfolio+	$428,447	$439,743
AB VPS Value Portfolio+	$18,073	$157,569
AB VPS International Growth Portfolio+	$57,194	$163,345
Invesco V.I. Value Opportunities Fund	$2,807,440	$4,453,745
Invesco V.I. Core Equity Fund	$6,799,510	$9,984,317
Invesco V.I. Government Securities Fund	$11,008,748	$40,180,325
Invesco V.I. High Yield Fund	$63,166	$227,485
Invesco V.I. International Growth Fund	$4,456,589	$13,676,194
Invesco V.I. Mid Cap Core Equity Fund	$5,384,193	$10,498,451
Invesco V.I. Small Cap Equity Fund	$8,243,041	$9,627,993
Invesco V.I. Balanced Risk Allocation Fund	$481,047	$922,135
Invesco V.I. Diversified Dividend Fund	$113	$630
Invesco V.I. Money Market Fund	$63,559,510	$68,897,794
American Century VP Mid Cap Value Fund	$25,839	$8,530
American Funds Global Bond Fund	$3,016,419	$12,166,253
American Funds Global Growth and Income Fund	$3,483,393	$14,134,914
American Funds Asset Allocation Fund	$22,621,492	$45,255,513
American Funds Blue Chip Income and Growth Fund	$16,362,227	$26,727,060
American Funds Bond Fund	$13,131,291	$44,573,943
American Funds Global Growth Fund	$13,016,184	$14,293,701
American Funds Growth Fund	$105,279,989	$111,833,152
American Funds Growth-Income Fund	$71,558,763	$102,204,899
American Funds International Fund	$12,568,860	$27,928,101
American Funds New World Fund	$4,243,072	$11,923,032
American Funds Global Small Capitalization Fund	$6,990,549	$12,610,177
Sterling Capital Equity Income VIF+	$44	$32,546
Sterling Capital Special Opportunities VIF+	$497,937	$2,622,780
Sterling Capital Total Return Bond VIF+	$42,166	$723,197
Columbia Variable Portfolio — Small Company Growth Fund	$538,916	$1,240,790
Wells Fargo VT Omega Growth Fund+	$219,819	$150,749
Fidelity® VIP Growth Portfolio	$872,659	$1,225,705
Fidelity® VIP Contrafund® Portfolio	$3,814,170	$6,032,996
Fidelity® VIP Mid Cap Portfolio	$2,855,785	$3,519,070
Fidelity® VIP Value Strategies Portfolio	$13,418	$136,829
Fidelity® VIP Dynamic Capital Appreciation Portfolio	$234,446	$383,112
Fidelity® VIP Strategic Income Portfolio	$12,792	$12,195
Franklin Rising Dividends VIP Fund	$29,218,266	$52,592,101
Franklin Income VIP Fund	$30,219,040	$121,228,126
Franklin Large Cap Growth VIP Fund	$12,290,102	$10,056,500
Franklin Global Real Estate VIP Fund	$46,968	$273,182
Franklin Small-Mid Cap Growth VIP Fund	$19,441,919	$18,935,830
Franklin Small Cap Value VIP Fund	$3,915,885	$5,248,114
Franklin Strategic Income VIP Fund	$17,312,366	$39,340,223
Franklin Mutual Shares VIP Fund	$30,302,590	$62,993,596
Templeton Developing Markets VIP Fund	$4,302,374	$6,177,469
Templeton Foreign VIP Fund	$15,884,985	$22,299,307
Templeton Growth VIP Fund	$6,808,399	$35,397,354
Franklin Mutual Global Discovery VIP Fund	$9,404,914	$21,384,578
Franklin Flex Cap Growth VIP Fund	$10,257,288	$4,210,088
Templeton Global Bond VIP Fund	$2,512,783	$2,918,890
Hartford Balanced HLS Fund	$1,272,307	$3,389,888
Hartford Total Return Bond HLS Fund	$16,117,766	$27,890,200
Hartford Capital Appreciation HLS Fund	$29,897,062	$28,720,263
Hartford Dividend and Growth HLS Fund	$17,297,160	$18,469,598
Hartford Healthcare HLS Fund	$18,406	$3,055
Hartford Global Growth HLS Fund	$330,247	$200,256
Hartford Disciplined Equity HLS Fund	$5,000,153	$3,973,668
Hartford Growth Opportunities HLS Fund	$8,122,560	$10,528,500
Hartford High Yield HLS Fund	$1,531,021	$1,801,285
Hartford International Opportunities HLS Fund	$1,545,874	$2,218,923
Hartford Small/Mid Cap Equity HLS Fund	$407,423	$447,335
Hartford MidCap HLS Fund	$114,693	$257,398
Hartford MidCap Value HLS Fund	$102,552	$177,569
Hartford Ultrashort Bond HLS Fund	$12,972,303	$32,547,502
Hartford Small Company HLS Fund	$1,021,352	$897,062
Hartford SmallCap Growth HLS Fund	$523,064	$773,966
Hartford Stock HLS Fund	$370,300	$1,880,223
Hartford U.S. Government Securities HLS Fund	$369,775	$736,401
Hartford Value HLS Fund	$194,158	$586,350
Huntington VA Dividend Capture Fund	$498,155	$4,427,007
Huntington VA International Equity Fund+	$798,190	$3,230,165
Huntington VA Situs Fund	$972,941	$3,025,238
Lord Abbett Fundamental Equity Fund	$325,866	$294,195
Lord Abbett Calibrated Dividend Growth Fund	$545,963	$1,651,959
Lord Abbett Bond Debenture Fund	$1,343,510	$2,835,218
Lord Abbett Growth and Income Fund	$154,645	$1,253,447
MFS® Core Equity Fund+	$517,233	$6,272,141
MFS® Growth Fund	$8,119,337	$7,994,854
MFS® Global Equity Fund	$909,030	$1,807,450
MFS® Investors Growth Stock Fund+	$1,043,756	$8,753,227
MFS® Investors Trust Fund	$8,725,706	$17,311,836
MFS® Mid Cap Growth Fund	$6,494,466	$5,136,742
MFS® New Discovery Fund	$3,374,815	$13,408,915
MFS® Total Return Fund	$17,151,631	$59,984,205
MFS® Value Fund	$9,723,257	$19,484,261
MFS® Total Return Bond Series+	$12,537,373	$26,685,807
MFS® Research International Fund+	$1,712,851	$16,769,118
MFS® Research Fund	$795,691	$2,093,267
MFS® High Yield Portfolio	$6,453,546	$13,419,329
BlackRock Global Allocation V.I. Fund	$20,755	$18,394
BlackRock Global Opportunities V.I. Fund	$6,476	$3,076
BlackRock Large Cap Growth V.I. Fund	$28,616	$28,615
BlackRock Equity Dividend V.I. Fund	$190,231	$102,347
UIF Core Plus Fixed Income Portfolio	$1,406	$1,464
UIF Growth Portfolio	$42,219	$28,013
UIF Mid Cap Growth Portfolio	$422,176	$347,519
Invesco V.I. American Value Fund	$173,568	$167,189
Morgan Stanley Mid Cap Growth Portfolio	$39,649	$22,966
BlackRock Capital Appreciation V.I. Fund	$181,178	$146,342
Columbia Variable Portfolio - International Opportunities Fund+	$296,108	$1,487,505
Columbia Variable Portfolio - Large Cap Growth Fund III+	$1,247,051	$1,470,686
Columbia Variable Portfolio — Asset Allocation Fund	$386,707	$640,758
Variable Portfolio - Loomis Sayles Growth Fund II +	$864,496	$1,263,675
Columbia Variable Portfolio - Large Cap Growth Fund II+	$330,270	$467,569
Columbia Variable Portfolio — Dividend Opportunity Fund	$354,026	$1,673,673
Columbia Variable Portfolio — Income Opportunities Fund	$1,011,920	$1,775,136
Columbia Variable Portfolio - Mid Cap Growth Fund+	$295,798	$1,915,547
Oppenheimer Capital Appreciation Fund/VA	$442,458	$411,910
Oppenheimer Global Fund/VA	$888,605	$1,629,995
Oppenheimer Main Street Fund®/VA	$141,402	$284,020
Oppenheimer Main Street Small Cap Fund/VA	$1,153,497	$1,449,801
Oppenheimer Equity Income Fund/VA	$111,808	$108,696
Putnam VT Diversified Income Fund	$2,937,867	$3,540,321
Putnam VT Global Asset Allocation Fund	$342,962	$119,323
Putnam VT International Value Fund	$4,070	$14,822
Putnam VT International Equity Fund	$151,143	$120,017
Putnam VT Small Cap Value Fund	$42,368	$115,379
Putnam VT Voyager Fund	$817,064	$614,887
JPMorgan Insurance Trust Core Bond Portfolio	$3,166,330	$14,353,595
JPMorgan Insurance Trust U.S. Equity Portfolio	$809,360	$1,749,789
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	$1,650,589	$2,177,399
JPMorgan Insurance Trust Mid Cap Value Portfolio	$614,987	$1,186,492
Putnam VT Equity Income Fund	$2,905	$2,491
PIMCO All Asset Fund	$5,855	$27,756
PIMCO Global Dividend Portfolio+	$195,413	$97,732
PIMCO Global Multi-Asset Managed Allocation Portfolio	$186	$3,633
Jennison 20/20 Focus Fund	$14	$4,471
Jennison Fund	$11	$12,177
Prudential Value Portfolio	$20	$15,408
Prudential SP International Growth Portfolio	$—	$607
ClearBridge Variable Dividend Strategy Portfolio+	$1,218	$55,090
Western Asset Variable Global High Yield Bond Portfolio	$3,375	$2,258
ClearBridge Variable Large Cap Value Portfolio	$44,578	$145,706
Invesco V.I. Growth and Income Fund	$334,504	$331,760
Invesco V.I. Comstock Fund	$5,868	$92,862
Invesco V.I. American Franchise Fund	$2,030,695	$5,257,383
Invesco V.I. Mid Cap Growth Fund	$2,619,308	$2,478,529
Wells Fargo VT Index Asset Allocation Fund+	$368	$529
Wells Fargo VT Total Return Bond Fund+	$321	$11,519
Wells Fargo VT Intrinsic Value Fund+	$3,461	$17,236
Wells Fargo VT International Equity Fund+	$105,797	$296,856
Wells Fargo VT Small Cap Growth Fund+	$290,517	$375,145
Wells Fargo VT Discovery Fund+	$1,089	$154
Wells Fargo VT Small Cap Value Fund+	$545,384	$1,801,662
Wells Fargo VT Opportunity Fund+	$1,446,677	$2,075,613
HIMCO VIT Index Fund	$1,025,858	$1,911,160
HIMCO VIT Portfolio Diversifier Fund	$5,179,798	$9,118,779
HIMCO VIT American Funds Asset Allocation Fund	$1,068,466	$3,145,114
HIMCO VIT American Funds Blue Chip Income and Growth Fund	$1,014,403	$3,312,161
HIMCO VIT American Funds Bond Fund	$3,103,779	$6,297,172
HIMCO VIT American Funds Global Bond Fund	$232,284	$1,008,846
HIMCO VIT American Funds Global Growth and Income Fund	$901,209	$2,356,705
HIMCO VIT American Funds Global Growth Fund	$314,588	$707,695
HIMCO VIT American Funds Global Small Capitalization Fund	$820,798	$1,901,291
HIMCO VIT American Funds Growth Fund	$3,496,658	$11,565,158
HIMCO VIT American Funds Growth-Income Fund	$3,130,935	$6,462,689
HIMCO VIT American Funds International Fund	$4,336,588	$8,131,759
HIMCO VIT American Funds New World Fund	$584,736	$1,324,142
MFS® Core Equity Portfolio+	$6,317,736	$914,727
MFS® Massachusetts Investors Growth Stock Portfolio+	$8,601,590	$1,242,730
MFS® Research International Portfolio+	$16,534,134	$3,803,152

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2015 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	20,424	31,924	(11,500)
American Century VP Growth Fund	463	812	(349)
AB VPS Balanced Wealth Strategy Portfolio+	39,315	93,935	(54,620)
AB VPS International Value Portfolio+	147,173	252,212	(105,039)
AB VPS Small/Mid Cap Value Portfolio+	7,909	23,075	(15,166)
AB VPS Value Portfolio+	4,411	15,262	(10,851)
AB VPS International Growth Portfolio+	6,066	17,251	(11,185)
Invesco V.I. Value Opportunities Fund	607,003	2,670,682	(2,063,679)
Invesco V.I. Core Equity Fund	170,095	650,285	(480,190)
Invesco V.I. Government Securities Fund	6,491,844	28,380,426	(21,888,582)
Invesco V.I. High Yield Fund	9,287	84,161	(74,874)
Invesco V.I. International Growth Fund	1,035,569	4,312,912	(3,277,343)
Invesco V.I. Mid Cap Core Equity Fund	783,844	4,313,464	(3,529,620)
Invesco V.I. Small Cap Equity Fund	136,127	421,544	(285,417)
Invesco V.I. Balanced Risk Allocation Fund	11,734	72,603	(60,869)
Invesco V.I. Diversified Dividend Fund	1	32	(31)
Invesco V.I. Money Market Fund	6,613,895	7,067,796	(453,901)
American Century VP Mid Cap Value Fund	1,058	465	593
American Funds Global Bond Fund	187,551	951,148	(763,597)
American Funds Global Growth and Income Fund	187,927	923,248	(735,321)
American Funds Asset Allocation Fund	467,046	2,278,050	(1,811,004)
American Funds Blue Chip Income and Growth Fund	3,585,937	15,395,362	(11,809,425)
American Funds Bond Fund	556,828	2,807,765	(2,250,937)
American Funds Global Growth Fund	335,957	632,201	(296,244)
American Funds Growth Fund	595,552	5,737,184	(5,141,632)
American Funds Growth-Income Fund	457,531	4,785,341	(4,327,810)
American Funds International Fund	385,557	1,660,959	(1,275,402)
American Funds New World Fund	81,029	446,444	(365,415)
American Funds Global Small Capitalization Fund	167,882	526,463	(358,581)
Sterling Capital Equity Income VIF+	—	2,886	(2,886)
Sterling Capital Special Opportunities VIF+	5,059	149,043	(143,984)
Sterling Capital Total Return Bond VIF+	1,933	56,901	(54,968)
Columbia Variable Portfolio — Small Company Growth Fund	119,553	620,532	(500,979)
Wells Fargo VT Omega Growth Fund+	42,007	78,713	(36,706)
Fidelity® VIP Growth Portfolio	54,544	84,016	(29,472)
Fidelity® VIP Contrafund® Portfolio	102,778	347,695	(244,917)
Fidelity® VIP Mid Cap Portfolio	47,172	206,040	(158,868)
Fidelity® VIP Value Strategies Portfolio	316	7,367	(7,051)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	10,553	22,026	(11,473)
Fidelity® VIP Strategic Income Portfolio	639	780	(141)
Franklin Rising Dividends VIP Fund	352,031	2,271,618	(1,919,587)
Franklin Income VIP Fund	616,367	5,919,957	(5,303,590)
Franklin Large Cap Growth VIP Fund	257,225	554,838	(297,613)
Franklin Global Real Estate VIP Fund	999	11,870	(10,871)
Franklin Small-Mid Cap Growth VIP Fund	294,387	1,063,613	(769,226)
Franklin Small Cap Value VIP Fund	123,601	354,165	(230,564)
Franklin Strategic Income VIP Fund	355,407	1,922,967	(1,567,560)
Franklin Mutual Shares VIP Fund	370,262	2,935,184	(2,564,922)
Templeton Developing Markets VIP Fund	89,639	352,115	(262,476)
Templeton Foreign VIP Fund	822,873	1,525,315	(702,442)
Templeton Growth VIP Fund	247,653	2,115,308	(1,867,655)
Franklin Mutual Global Discovery VIP Fund	146,266	782,030	(635,764)
Franklin Flex Cap Growth VIP Fund	121,779	236,200	(114,421)
Templeton Global Bond VIP Fund	84,268	191,825	(107,557)
Hartford Balanced HLS Fund	143,065	1,207,018	(1,063,953)
Hartford Total Return Bond HLS Fund	1,045,028	4,852,572	(3,807,544)
Hartford Capital Appreciation HLS Fund	337,968	3,281,901	(2,943,933)
Hartford Dividend and Growth HLS Fund	245,243	2,363,059	(2,117,816)
Hartford Healthcare HLS Fund	60	184	(124)
Hartford Global Growth HLS Fund	50,628	55,883	(5,255)
Hartford Disciplined Equity HLS Fund	61,267	246,989	(185,722)
Hartford Growth Opportunities HLS Fund	125,566	630,961	(505,395)
Hartford High Yield HLS Fund	63,845	111,062	(47,217)
Hartford International Opportunities HLS Fund	174,829	344,564	(169,735)
Hartford Small/Mid Cap Equity HLS Fund	4,476	24,471	(19,995)
Hartford MidCap HLS Fund	908	33,696	(32,788)
Hartford MidCap Value HLS Fund	1,530	21,321	(19,791)
Hartford Ultrashort Bond HLS Fund	10,056,054	27,331,523	(17,275,469)
Hartford Small Company HLS Fund	46,372	176,338	(129,966)
Hartford SmallCap Growth HLS Fund	17,116	37,176	(20,060)
Hartford Stock HLS Fund	64,473	989,654	(925,181)
Hartford U.S. Government Securities HLS Fund	27,366	74,505	(47,139)
Hartford Value HLS Fund	8,799	38,885	(30,086)
Huntington VA Dividend Capture Fund	37,849	607,085	(569,236)
Huntington VA International Equity Fund+	11,134	592,521	(581,387)
Huntington VA Situs Fund	54,591	1,111,209	(1,056,618)
Lord Abbett Fundamental Equity Fund	9,828	15,744	(5,916)
Lord Abbett Calibrated Dividend Growth Fund	8,936	91,339	(82,403)
Lord Abbett Bond Debenture Fund	52,725	171,525	(118,800)
Lord Abbett Growth and Income Fund	2,472	76,770	(74,298)
MFS® Core Equity Fund+	13,341	468,474	(455,133)
MFS® Growth Fund	480,598	555,496	(74,898)
MFS® Global Equity Fund	32,631	79,899	(47,268)
MFS® Investors Growth Stock Fund+	23,713	698,094	(674,381)
MFS® Investors Trust Fund	132,882	1,075,542	(942,660)
MFS® Mid Cap Growth Fund	548,082	545,655	2,427
MFS® New Discovery Fund	121,878	617,318	(495,440)
MFS® Total Return Fund	336,134	3,165,156	(2,829,022)
MFS® Value Fund	182,397	817,341	(634,944)
MFS® Total Return Bond Series+	719,430	1,868,045	(1,148,615)
MFS® Research International Fund+	94,928	1,129,952	(1,035,024)
MFS® Research Fund	23,610	108,179	(84,569)
MFS® High Yield Portfolio	376,160	1,229,021	(852,861)
BlackRock Global Allocation V.I. Fund	88	1,315	(1,227)
BlackRock Global Opportunities V.I. Fund	318	121	197
BlackRock Large Cap Growth V.I. Fund	56	1,129	(1,073)
BlackRock Equity Dividend V.I. Fund	8,963	6,406	2,557
UIF Core Plus Fixed Income Portfolio	—	68	(68)
UIF Growth Portfolio	501	1,591	(1,090)
UIF Mid Cap Growth Portfolio	7,489	20,433	(12,944)
Invesco V.I. American Value Fund	4,447	9,146	(4,699)
Morgan Stanley Mid Cap Growth Portfolio	626	1,350	(724)
BlackRock Capital Appreciation V.I. Fund	8,411	9,261	(850)
Columbia Variable Portfolio - International Opportunities Fund+	113,284	691,176	(577,892)
Columbia Variable Portfolio - Large Cap Growth Fund III+	49,493	582,135	(532,642)
Columbia Variable Portfolio — Asset Allocation Fund	5,717	365,956	(360,239)
Variable Portfolio - Loomis Sayles Growth Fund II +	60,697	601,988	(541,291)
Columbia Variable Portfolio - Large Cap Growth Fund II+	13,414	164,008	(150,594)
Columbia Variable Portfolio — Dividend Opportunity Fund	30,731	121,120	(90,389)
Columbia Variable Portfolio — Income Opportunities Fund	30,210	158,066	(127,856)
Columbia Variable Portfolio - Mid Cap Growth Fund+	22,672	130,462	(107,790)
Oppenheimer Capital Appreciation Fund/VA	27,707	37,163	(9,456)
Oppenheimer Global Fund/VA	24,641	104,649	(80,008)
Oppenheimer Main Street Fund®/VA	1,653	17,328	(15,675)
Oppenheimer Main Street Small Cap Fund/VA	17,506	74,130	(56,624)
Oppenheimer Equity Income Fund/VA	8,563	10,055	(1,492)
Putnam VT Diversified Income Fund	102,511	246,954	(144,443)
Putnam VT Global Asset Allocation Fund	17,007	5,715	11,292
Putnam VT International Value Fund	939	2,108	(1,169)
Putnam VT International Equity Fund	14,023	10,965	3,058
Putnam VT Small Cap Value Fund	605	5,030	(4,425)
Putnam VT Voyager Fund	21,677	28,581	(6,904)
JPMorgan Insurance Trust Core Bond Portfolio	129,918	1,004,647	(874,729)
JPMorgan Insurance Trust U.S. Equity Portfolio	22,092	77,330	(55,238)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	24,227	85,207	(60,980)
JPMorgan Insurance Trust Mid Cap Value Portfolio	10,086	47,256	(37,170)
Putnam VT Equity Income Fund	—	40	(40)
PIMCO All Asset Fund	117	2,402	(2,285)
PIMCO Global Dividend Portfolio+	9,672	7,461	2,211
PIMCO Global Multi-Asset Managed Allocation Portfolio	—	352	(352)
Jennison 20/20 Focus Fund	457	1,213	(756)
Jennison Fund	1	2,221	(2,220)
Prudential Value Portfolio	13	8,075	(8,062)
Prudential SP International Growth Portfolio	—	318	(318)
ClearBridge Variable Dividend Strategy Portfolio+	66	3,813	(3,747)
Western Asset Variable Global High Yield Bond Portfolio	310	795	(485)
ClearBridge Variable Large Cap Value Portfolio	4,371	64,873	(60,502)
Invesco V.I. Growth and Income Fund	4,894	19,413	(14,519)
Invesco V.I. Comstock Fund	20	3,779	(3,759)
Invesco V.I. American Franchise Fund	127,233	321,955	(194,722)
Invesco V.I. Mid Cap Growth Fund	157,013	167,379	(10,366)
Wells Fargo VT Index Asset Allocation Fund+	54	29	25
Wells Fargo VT Total Return Bond Fund+	67	6,922	(6,855)
Wells Fargo VT Intrinsic Value Fund+	172	9,278	(9,106)
Wells Fargo VT International Equity Fund+	29,981	187,852	(157,871)
Wells Fargo VT Small Cap Growth Fund+	8,457	19,774	(11,317)
Wells Fargo VT Discovery Fund+	—	2	(2)
Wells Fargo VT Small Cap Value Fund+	37,991	121,102	(83,111)
Wells Fargo VT Opportunity Fund+	30,466	115,389	(84,923)
HIMCO VIT Index Fund	46,566	111,356	(64,790)
HIMCO VIT Portfolio Diversifier Fund	626,840	1,131,097	(504,257)
HIMCO VIT American Funds Asset Allocation Fund	53,348	212,412	(159,064)
HIMCO VIT American Funds Blue Chip Income and Growth Fund	53,615	220,790	(167,175)
HIMCO VIT American Funds Bond Fund	232,641	538,151	(305,510)
HIMCO VIT American Funds Global Bond Fund	20,761	92,125	(71,364)
HIMCO VIT American Funds Global Growth and Income Fund	39,954	181,433	(141,479)
HIMCO VIT American Funds Global Growth Fund	19,290	46,964	(27,674)
HIMCO VIT American Funds Global Small Capitalization Fund	57,106	145,615	(88,509)
HIMCO VIT American Funds Growth Fund	106,700	726,135	(619,435)
HIMCO VIT American Funds Growth-Income Fund	146,704	416,473	(269,769)
HIMCO VIT American Funds International Fund	358,208	737,900	(379,692)
HIMCO VIT American Funds New World Fund	50,166	120,341	(70,175)
MFS® Core Equity Portfolio+	560,503	83,159	477,344
MFS® Massachusetts Investors Growth Stock Portfolio+	786,036	113,791	672,245
MFS® Research International Portfolio+	1,542,762	348,750	1,194,012

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2014 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP Value Fund	17,542	36,718	(19,176)
American Century VP Growth Fund	251	957	(706)
AllianceBernstein VPS Balanced Wealth Strategy Portfolio	49,561	104,053	(54,492)
AllianceBernstein VPS International Value Portfolio	76,154	143,702	(67,548)
AllianceBernstein VPS Small/Mid Cap Value Portfolio	15,218	71,264	(56,046)
AllianceBernstein VPS Value Portfolio	20,957	19,868	1,089
AllianceBernstein VPS International Growth Portfolio	4,746	58,397	(53,651)
Invesco V.I. Value Opportunities Fund	899,095	5,254,544	(4,355,449)
Invesco V.I. Core Equity Fund	262,046	1,108,311	(846,265)
Invesco V.I. Government Securities Fund	10,638,813	34,046,032	(23,407,219)
Invesco V.I. High Yield Fund	22,076	159,036	(136,960)
Invesco V.I. International Growth Fund	1,290,105	5,248,451	(3,958,346)
Invesco V.I. Mid Cap Core Equity Fund	1,643,294	6,432,702	(4,789,408)
Invesco V.I. Small Cap Equity Fund	219,304	532,757	(313,453)
Invesco V.I. Balanced Risk Allocation Fund	18,205	144,239	(126,034)
Invesco V.I. Diversified Dividend Fund	—	33	(33)
Invesco V.I. Money Market Fund	12,851,397	8,984,106	3,867,291
American Century VP Mid Cap Value Fund	2,795	664	2,131
American Funds Global Bond Fund	532,224	1,278,696	(746,472)
American Funds Global Growth and Income Fund	312,626	1,428,369	(1,115,743)
American Funds Asset Allocation Fund	639,402	2,979,349	(2,339,947)
American Funds Blue Chip Income and Growth Fund	8,547,986	17,293,848	(8,745,862)
American Funds Bond Fund	778,644	3,715,579	(2,936,935)
American Funds Global Growth Fund	204,241	894,616	(690,375)
American Funds Growth Fund	923,259	8,200,917	(7,277,658)
American Funds Growth-Income Fund	745,599	7,010,572	(6,264,973)
American Funds International Fund	421,672	2,106,303	(1,684,631)
American Funds New World Fund	159,808	545,980	(386,172)
American Funds Global Small Capitalization Fund	217,277	815,466	(598,189)
Sterling Capital Equity Income VIF	1	373	(372)
Sterling Capital Special Opportunities VIF	870	9,564	(8,694)
Sterling Capital Total Return Bond VIF	3,157	6,515	(3,358)
Columbia Variable Portfolio — Small Company Growth Fund	204,852	593,100	(388,248)
Wells Fargo Advantage VT Omega Growth Fund	70,773	273,175	(202,402)
Fidelity® VIP Growth Portfolio	131,779	66,539	65,240
Fidelity® VIP Contrafund® Portfolio	81,059	323,853	(242,794)
Fidelity® VIP Mid Cap Portfolio	79,768	184,382	(104,614)
Fidelity® VIP Value Strategies Portfolio	5,488	52,066	(46,578)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	17,168	44,391	(27,223)
Fidelity® VIP Strategic Income Portfolio	2,643	137	2,506
Franklin Rising Dividends VIP Fund	451,736	3,030,674	(2,578,938)
Franklin Income VIP Fund	1,556,523	8,043,757	(6,487,234)
Franklin Large Cap Growth VIP Fund	264,969	688,928	(423,959)
Franklin Global Real Estate VIP Fund	1,620	9,798	(8,178)
Franklin Small-Mid Cap Growth VIP Fund	471,311	1,459,465	(988,154)
Franklin Small Cap Value VIP Fund	212,809	495,440	(282,631)
Franklin Strategic Income VIP Fund	653,743	2,490,257	(1,836,514)
Franklin Mutual Shares VIP Fund	610,918	4,152,515	(3,541,597)
Templeton Developing Markets VIP Fund	144,213	510,916	(366,703)
Templeton Foreign VIP Fund	886,286	2,037,981	(1,151,695)
Templeton Growth VIP Fund	501,786	3,073,829	(2,572,043)
Franklin Mutual Global Discovery VIP Fund	227,453	1,002,549	(775,096)
Franklin Flex Cap Growth VIP Fund	212,917	428,824	(215,907)
Franklin Large Cap Value VIP Fund	108,795	808,907	(700,112)
Templeton Global Bond VIP Fund	125,774	227,043	(101,269)
Hartford Balanced HLS Fund	281,243	1,657,420	(1,376,177)
Hartford Total Return Bond HLS Fund	1,507,672	5,132,230	(3,624,558)
Hartford Capital Appreciation HLS Fund	578,663	3,579,422	(3,000,759)
Hartford Dividend and Growth HLS Fund	417,690	3,433,887	(3,016,197)
Hartford Global Research HLS Fund	2,832	30,142	(27,310)
Hartford Healthcare HLS Fund	74	11,096	(11,022)
Hartford Global Growth HLS Fund	99,451	39,832	59,619
Hartford Disciplined Equity HLS Fund	85,841	220,799	(134,958)
Hartford Growth HLS Fund	35,137	155,547	(120,410)
Hartford Growth Opportunities HLS Fund	292,430	489,435	(197,005)
Hartford High Yield HLS Fund	68,674	133,932	(65,258)
Hartford Index HLS Fund	19,281	477,463	(458,182)
Hartford International Opportunities HLS Fund	150,962	555,876	(404,914)
Hartford Small/Mid Cap Equity HLS Fund	16,941	49,262	(32,321)
Hartford MidCap HLS Fund	344	14,698	(14,354)
Hartford MidCap Value HLS Fund	8,764	48,448	(39,684)
Hartford Ultrashort Bond HLS Fund	14,123,150	44,104,869	(29,981,719)
Hartford Small Company HLS Fund	61,814	312,737	(250,923)
Hartford SmallCap Growth HLS Fund	29,473	53,790	(24,317)
Hartford Stock HLS Fund	57,019	1,010,855	(953,836)
Hartford U.S. Government Securities HLS Fund	30,394	106,959	(76,565)
Hartford Value HLS Fund	10,507	21,162	(10,655)
American Funds Asset Allocation HLS Fund	46,381	1,158,390	(1,112,009)
American Funds Blue Chip Income and Growth HLS Fund	96,210	597,519	(501,309)
American Funds Bond HLS Fund	209,573	3,082,941	(2,873,368)
American Funds Global Bond HLS Fund	40,498	329,691	(289,193)
American Funds Global Growth and Income HLS Fund	68,200	1,031,085	(962,885)
American Funds Global Growth HLS Fund	6,626	249,993	(243,367)
American Funds Global Small Capitalization HLS Fund	93,896	921,495	(827,599)
American Funds Growth HLS Fund	177,800	4,772,895	(4,595,095)
American Funds Growth-Income HLS Fund	88,566	2,556,753	(2,468,187)
American Funds International HLS Fund	247,340	3,908,100	(3,660,760)
American Funds New World HLS Fund	38,767	644,237	(605,470)
Hartford Portfolio Diversifier HLS Fund	395,195	6,390,628	(5,995,433)
Huntington VA Income Equity Fund	21,292	826,185	(804,893)
Huntington VA Dividend Capture Fund	777,416	1,356,722	(579,306)
Huntington VA Growth Fund	28,702	1,084,312	(1,055,610)
Huntington VA Mid Corp America Fund	16,312	1,318,066	(1,301,754)
Huntington VA Rotating Markets Fund	2,441	249,874	(247,433)
Huntington VA International Equity Fund	38,878	433,372	(394,494)
Huntington VA Mortgage Securities Fund	12,321	672,421	(660,100)
Huntington VA Situs Fund	2,203,855	1,710,195	493,660
Lord Abbett Fundamental Equity Fund	5,533	14,501	(8,968)
Lord Abbett Calibrated Dividend Growth Fund	60,407	116,222	(55,815)
Lord Abbett Bond Debenture Fund	75,625	178,272	(102,647)
Lord Abbett Growth and Income Fund	33,692	140,802	(107,110)
MFS® Core Equity Fund	58,766	101,411	(42,645)
MFS® Growth Fund	290,467	885,261	(594,794)
MFS® Global Equity Fund	50,386	140,800	(90,414)
MFS® Investors Growth Stock Fund	77,432	222,901	(145,469)
MFS® Investors Trust Fund	193,698	1,650,536	(1,456,838)
MFS® Mid Cap Growth Fund	253,905	682,119	(428,214)
MFS® New Discovery Fund	290,463	928,402	(637,939)
MFS® Total Return Fund	454,730	3,833,013	(3,378,283)
MFS® Value Fund	237,148	1,173,822	(936,674)
MFS® Research Bond Fund	825,039	2,616,144	(1,791,105)
MFS® Research International Fund	149,403	273,130	(123,727)
MFS® Research Fund	79,221	102,602	(23,381)
MFS® High Yield Portfolio	413,180	1,545,262	(1,132,082)
BlackRock Global Allocation V.I. Fund	20,066	14,903	5,163
BlackRock Global Opportunities V.I. Fund	316	92	224
BlackRock Large Cap Growth V.I. Fund	1,260	3,453	(2,193)
BlackRock Equity Dividend V.I. Fund	6,754	30,121	(23,367)
UIF Core Plus Fixed Income Portfolio	1,177	69	1,108
UIF Growth Portfolio	309	2,747	(2,438)
UIF Mid Cap Growth Portfolio	53,680	74,327	(20,647)
Invesco V.I. American Value Fund	7,315	22,910	(15,595)
Morgan Stanley Mid Cap Growth Portfolio	42	8,799	(8,757)
BlackRock Capital Appreciation V.I. Fund	6,029	33,414	(27,385)
Columbia Variable Portfolio — Marsico International Opportunities Fund	204,580	897,407	(692,827)
Columbia Variable Portfolio — Marsico Focused Equities Fund	123,074	1,327,580	(1,204,506)
Columbia Variable Portfolio — Asset Allocation Fund	298,151	846,468	(548,317)
Columbia Variable Portfolio — Marsico Growth Fund	91,402	843,240	(751,838)
Columbia Variable Portfolio — Marsico 21st Century Fund	57,260	270,928	(213,668)
Columbia Variable Portfolio — Dividend Opportunity Fund	37,676	153,147	(115,471)
Columbia Variable Portfolio — Income Opportunities Fund	37,849	192,254	(154,405)
Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund	27,853	148,570	(120,717)
Oppenheimer Capital Appreciation Fund/VA	23,912	6,166	17,746
Oppenheimer Global Fund/VA	20,845	70,478	(49,633)
Oppenheimer Main Street Fund®/VA	3,092	43,652	(40,560)
Oppenheimer Main Street Small Cap Fund/VA	31,789	88,712	(56,923)
Oppenheimer Equity Income Fund/VA	20,973	16,877	4,096
Putnam VT Diversified Income Fund	75,638	276,266	(200,628)
Putnam VT Global Asset Allocation Fund	651	30,529	(29,878)
Putnam VT International Value Fund	233	2,512	(2,279)
Putnam VT International Equity Fund	5,233	12,529	(7,296)
Putnam VT Small Cap Value Fund	984	101,854	(100,870)
Putnam VT Voyager Fund	21,083	33,743	(12,660)
JPMorgan Insurance Trust Core Bond Portfolio	274,383	1,233,709	(959,326)
JPMorgan Insurance Trust U.S. Equity Portfolio	52,589	114,625	(62,036)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	20,124	120,639	(100,515)
JPMorgan Insurance Trust Equity Index Portfolio	41,129	1,744,267	(1,703,138)
JPMorgan Insurance Trust Intrepid Growth Portfolio	12,474	221,112	(208,638)
JPMorgan Insurance Trust Mid Cap Growth Portfolio	14,626	421,828	(407,202)
JPMorgan Insurance Trust Mid Cap Value Portfolio	19,238	89,107	(69,869)
Putnam VT Equity Income Fund	5,420	38	5,382
PIMCO All Asset Fund	171	248	(77)
PIMCO EqS Pathfinder Fund®	4,493	28,100	(23,607)
PIMCO Global Multi-Asset Managed Allocation Portfolio	282	90	192
Jennison 20/20 Focus Fund	(2)	19,468	(19,470)
Jennison Fund	14	5,354	(5,340)
Prudential Value Portfolio	48	9,007	(8,959)
Prudential SP International Growth Portfolio	4,589	4,763	(174)
ClearBridge Variable Equity Income Portfolio	3,592	1,444	2,148
ClearBridge Variable All Cap Value Portfolio	289	53,568	(53,279)
Western Asset Variable Global High Yield Bond Portfolio	330	5,151	(4,821)
ClearBridge Variable Large Cap Value Portfolio	293,904	20,793	273,111
Invesco V.I. Growth and Income Fund	7,329	27,088	(19,759)
Invesco V.I. Comstock Fund	1	6,387	(6,386)
Invesco V.I. American Franchise Fund	191,520	509,779	(318,259)
Invesco V.I. Mid Cap Growth Fund	197,899	240,873	(42,974)
Wells Fargo Advantage VT Index Asset Allocation Fund	61	74	(13)
Wells Fargo Advantage VT Total Return Bond Fund	68	24	44
Wells Fargo Advantage VT Intrinsic Value Fund	38	8,420	(8,382)
Wells Fargo Advantage VT International Equity Fund	77,042	241,024	(163,982)
Wells Fargo Advantage VT Small Cap Growth Fund	21,610	48,610	(27,000)
Wells Fargo Advantage VT Discovery Fund	—	2	(2)
Wells Fargo Advantage VT Small Cap Value Fund	61,730	171,415	(109,685)
Wells Fargo Advantage VT Opportunity Fund	30,119	110,486	(80,367)
HIMCO VIT Index Fund	461,956	16,451	445,505
HIMCO VIT Portfolio Diversifier Fund	6,049,611	161,986	5,887,625
HIMCO VIT American Funds Asset Allocation Fund	978,447	10,052	968,395
HIMCO VIT American Funds Blue Chip Income and Growth Fund	555,436	14,411	541,025
HIMCO VIT American Funds Bond Fund	2,659,041	51,143	2,607,898
HIMCO VIT American Funds Global Bond Fund	295,034	12,471	282,563
HIMCO VIT American Funds Global Growth and Income Fund	895,648	24,829	870,819
HIMCO VIT American Funds Global Growth Fund	215,524	7,751	207,773
HIMCO VIT American Funds Global Small Capitalization Fund	779,027	11,832	767,195
HIMCO VIT American Funds Growth Fund	4,177,208	71,531	4,105,677
HIMCO VIT American Funds Growth-Income Fund	2,141,923	58,565	2,083,358
HIMCO VIT American Funds International Fund	3,564,975	53,057	3,511,918
HIMCO VIT American Funds New World Fund	548,754	14,343	534,411

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units as of and for the period ended December 31, 2015. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Value Fund
2015	134,163	$15.152060	to	$15.857703	$2,124,718	0.50%	to	1.45%	1.97%	to	1.99%	(5.41)%	to	(4.50)%
2014	145,663	$16.018012	to	$16.605429	$2,421,509	0.50%	to	1.45%	1.38%	to	1.45%	11.27%	to	12.33%
2013	164,839	$14.395666	to	$14.782510	$2,445,633	0.50%	to	1.45%	1.26%	to	1.49%	29.59%	to	30.83%
2012	202,920	$11.108599	to	$11.299348	$2,311,580	0.50%	to	1.45%	1.70%	to	1.92%	12.93%	to	14.01%
2011	30,601	$9.911162	to	$10.534031	$304,415	0.50%	to	1.00%	0.31%	to	0.46%	(0.89)%	to	5.34%
American Century VP Growth Fund
2015	5,349	$15.082330	to	$15.082330	$80,675	0.65%	to	0.65%	0.32%	to	0.32%	3.87%	to	3.87%
2014	5,698	$14.519721	to	$14.519721	$82,740	0.65%	to	0.65%	0.22%	to	0.22%	10.35%	to	10.35%
2013	6,404	$13.158033	to	$13.158033	$84,260	0.65%	to	0.65%	0.32%	to	0.32%	28.09%	to	28.09%
2012	3,296	$10.128418	to	$10.272868	$33,604	0.65%	to	1.50%	0.38%	to	0.40%	11.80%	to	12.75%
AB VPS Balanced Wealth Strategy Portfolio+
2015	374,626	$16.545243	to	$17.598041	$4,904,242	0.50%	to	2.70%	1.08%	to	1.98%	(1.40)%	to	0.79%
2014	429,246	$16.781011	to	$17.460347	$5,609,903	0.50%	to	2.70%	1.94%	to	2.40%	4.26%	to	6.58%
2013	483,738	$16.095837	to	$16.383105	$5,959,909	0.50%	to	2.70%	2.24%	to	2.25%	13.18%	to	15.69%
2012	427,286	$14.160826	to	$14.221715	$4,612,246	0.50%	to	2.70%	1.92%	to	1.92%	10.36%	to	12.81%
2011	518,334	$12.552780	to	$12.887048	$4,968,538	0.50%	to	2.70%	0.48%	to	2.22%	(5.64)%	to	(3.54)%
AB VPS International Value Portfolio+
2015	838,191	$13.305686	to	$13.635361	$5,971,620	0.50%	to	2.70%	1.80%	to	2.31%	(0.33)%	to	1.89%
2014	943,230	$7.256387	to	$13.349315	$6,632,784	0.85%	to	2.70%	3.18%	to	3.34%	(8.95)%	to	(7.25)%
2013	1,010,778	$7.823764	to	$14.661951	$7,711,067	0.85%	to	2.70%	5.69%	to	5.85%	19.46%	to	21.69%
2012	1,249,244	$6.429205	to	$12.273260	$7,847,078	0.85%	to	2.70%	1.16%	to	1.43%	11.15%	to	13.23%
2011	1,276,505	$5.678097	to	$11.041699	$7,122,356	0.85%	to	2.70%	3.99%	to	4.02%	(21.58)%	to	(20.12)%
AB VPS Small/Mid Cap Value Portfolio+
2015	89,305	$24.789138	to	$24.892381	$1,563,766	0.50%	to	2.75%	0.52%	to	0.52%	(8.25)%	to	(6.16)%
2014	104,471	$26.417593	to	$27.131691	$1,958,260	0.50%	to	2.75%	0.46%	to	0.47%	5.99%	to	8.40%
2013	160,517	$24.369798	to	$25.663136	$2,785,675	0.50%	to	2.70%	0.41%	to	0.42%	33.97%	to	36.95%
2012	141,654	$17.794803	to	$19.155351	$1,808,494	0.50%	to	2.70%	0.28%	to	0.29%	15.32%	to	17.88%
2011	142,973	$15.095870	to	$16.611315	$1,541,969	0.50%	to	2.70%	0.20%	to	0.23%	(11.06)%	to	(9.08)%
AB VPS Value Portfolio+
2015	20,373	$11.258625	to	$12.367875	$247,525	1.25%	to	2.45%	1.84%	to	1.91%	(9.42)%	to	(8.32)%
2014	31,224	$12.429218	to	$13.490786	$412,812	1.25%	to	2.45%	1.12%	to	1.56%	8.09%	to	9.40%
2013	30,135	$11.498544	to	$12.331802	$366,054	1.25%	to	2.45%	2.22%	to	2.24%	33.19%	to	34.80%
2012	15,551	$8.759176	to	$9.148443	$140,850	1.25%	to	2.15%	0.76%	to	1.70%	13.08%	to	14.11%
2011	24,720	$8.017467	to	$12.578763	$204,373	1.25%	to	2.40%	1.16%	to	1.17%	(6.06)%	to	(4.97)%
AB VPS International Growth Portfolio+
2015	81,034	$8.284833	to	$14.721312	$685,378	1.25%	to	2.70%	0.06%	to	0.06%	(4.78)%	to	(3.39)%
2014	92,219	$8.575540	to	$15.460592	$805,146	1.25%	to	2.70%	—	to	—	(4.04)%	to	(2.64)%
2013	145,870	$8.808059	to	$16.111731	$1,288,825	1.25%	to	2.70%	0.60%	to	0.71%	10.30%	to	11.91%
2012	145,200	$7.870373	to	$14.606635	$1,144,972	1.25%	to	2.70%	1.40%	to	1.46%	12.17%	to	13.81%
2011	159,656	$6.915655	to	$13.022116	$1,108,656	1.25%	to	2.70%	2.75%	to	2.77%	(18.28)%	to	(17.09)%
Invesco V.I. Value Opportunities Fund
2015	11,289,971	$1.607345	to	$19.600856	$16,023,213	0.85%	to	2.80%	2.56%	to	2.70%	(12.88)%	to	(11.16)%
2014	13,353,650	$1.809334	to	$22.498793	$21,512,109	0.85%	to	2.80%	1.41%	to	1.47%	3.68%	to	5.72%
2013	17,709,099	$1.711493	to	$21.756431	$27,217,711	0.85%	to	2.75%	0.98%	to	1.49%	30.13%	to	32.62%
2012	22,874,107	$1.290481	to	$16.718816	$26,765,920	0.85%	to	2.75%	1.51%	to	1.60%	14.51%	to	16.71%
2011	27,890,577	$1.105738	to	$14.600052	$28,254,417	0.85%	to	2.75%	0.89%	to	0.91%	(5.68)%	to	(3.87)%
Invesco V.I. Core Equity Fund
2015	2,557,382	$17.681405	to	$19.168832	$35,916,480	0.30%	to	2.75%	—	to	0.93%	(8.33)%	to	(6.28)%
2014	3,037,572	$19.287606	to	$20.230349	$45,804,800	0.50%	to	2.75%	0.67%	to	1.01%	5.21%	to	7.31%
2013	3,883,837	$18.331860	to	$18.852457	$54,978,053	0.50%	to	2.75%	1.25%	to	2.12%	25.75%	to	28.29%
2012	4,916,451	$14.578328	to	$14.694872	$56,353,721	0.50%	to	2.75%	0.95%	to	1.17%	10.79%	to	13.05%
2011	6,273,601	$12.998894	to	$13.157943	$64,528,774	0.50%	to	2.75%	0.12%	to	0.99%	(2.77)%	to	(0.79)%
Invesco V.I. Government Securities Fund
2015	81,385,877	$1.481433	to	$10.067115	$107,843,967	0.85%	to	2.80%	1.40%	to	2.28%	(2.43)%	to	(0.50)%
2014	103,274,459	$1.488940	to	$10.317394	$139,060,173	0.85%	to	2.80%	3.16%	to	3.23%	1.26%	to	3.26%
2013	126,681,678	$1.441994	to	$10.188828	$166,630,318	0.85%	to	2.80%	4.01%	to	5.85%	(5.31)%	to	(3.45)%
2012	175,871,974	$1.493465	to	$10.782357	$241,587,716	0.85%	to	2.75%	3.14%	to	4.17%	(0.30)%	to	1.61%
2011	196,180,461	$1.469836	to	$10.815243	$267,497,204	0.85%	to	2.75%	2.92%	to	3.60%	4.98%	to	7.00%
Invesco V.I. High Yield Fund
2015	285,060	$1.844510	to	$18.844144	$700,922	1.70%	to	2.75%	0.31%	to	5.36%	(5.79)%	to	(4.80)%
2014	359,934	$1.937487	to	$20.003014	$926,477	1.70%	to	2.75%	4.00%	to	4.63%	(1.03)%	to	0.01%
2013	496,894	$1.937261	to	$20.211788	$1,200,328	1.70%	to	2.75%	4.05%	to	5.05%	4.11%	to	5.20%
2012	708,040	$1.841423	to	$19.414644	$1,384,690	1.70%	to	2.75%	4.73%	to	5.18%	14.00%	to	15.20%
2011	746,091	$1.598468	to	$17.030880	$1,169,943	1.70%	to	2.75%	6.42%	to	6.96%	(1.78)%	to	(0.74)%
Invesco V.I. International Growth Fund
2015	13,508,242	$16.476877	to	$16.778451	$40,865,876	0.50%	to	2.80%	1.33%	to	1.49%	(5.04)%	to	(3.10)%
2014	16,785,585	$17.192346	to	$17.669116	$51,365,321	0.30%	to	2.80%	1.38%	to	1.56%	(2.44)%	to	(0.21)%
2013	20,743,931	$17.228480	to	$18.110799	$62,425,737	0.30%	to	2.80%	—	to	1.24%	15.73%	to	18.36%
2012	24,773,236	$14.454160	to	$15.681292	$62,682,241	0.50%	to	2.75%	1.35%	to	1.61%	12.40%	to	14.68%
2011	29,782,548	$12.603920	to	$13.951354	$63,954,402	0.50%	to	2.75%	0.88%	to	1.54%	(9.27)%	to	(7.46)%
Invesco V.I. Mid Cap Core Equity Fund
2015	15,879,793	$16.782407	to	$17.952080	$34,142,445	0.30%	to	2.80%	—	to	0.35%	(6.68)%	to	(4.57)%
2014	19,409,413	$17.983581	to	$18.605354	$44,250,479	0.50%	to	2.80%	—	to	0.04%	1.55%	to	3.65%
2013	24,198,821	$17.754014	to	$17.950074	$53,794,965	0.50%	to	2.75%	0.51%	to	0.72%	25.32%	to	27.82%
2012	30,698,856	$14.042863	to	$14.166487	$54,019,726	0.50%	to	2.75%	—	to	0.07%	7.95%	to	10.07%
2011	38,098,834	$12.758355	to	$13.123601	$61,453,126	0.50%	to	2.75%	0.09%	to	0.32%	(8.92)%	to	(6.97)%
Invesco V.I. Small Cap Equity Fund
2015	1,275,427	$20.135646	to	$21.757791	$25,063,705	0.30%	to	2.80%	—	to	—	(8.13)%	to	(6.02)%
2014	1,560,844	$21.917230	to	$22.898847	$33,214,501	0.50%	to	2.80%	—	to	—	(0.47)%	to	1.58%
2013	1,874,297	$22.019679	to	$22.543528	$39,908,287	0.50%	to	2.80%	—	to	0.01%	33.68%	to	36.40%
2012	2,409,209	$16.506273	to	$16.527510	$38,131,991	0.50%	to	2.75%	—	to	—	10.81%	to	13.09%
2011	3,059,186	$14.614533	to	$14.896566	$43,377,847	0.50%	to	2.75%	—	to	—	(3.42)%	to	(1.48)%
Invesco V.I. Balanced Risk Allocation Fund
2015	182,225	$11.189212	to	$12.255624	$2,128,861	0.50%	to	2.40%	3.89%	to	3.93%	(6.67)%	to	(4.88)%
2014	243,094	$11.853050	to	$12.883948	$3,014,688	0.50%	to	2.70%	—	to	—	2.89%	to	5.18%
2013	369,128	$11.519666	to	$12.249085	$4,386,691	0.50%	to	2.70%	1.37%	to	1.50%	(1.28)%	to	0.91%
2012	674,601	$11.669377	to	$12.138297	$8,019,261	0.50%	to	2.70%	0.28%	to	0.82%	7.69%	to	10.09%
2011	257,902	$10.835695	to	$11.025993	$2,816,976	0.50%	to	2.70%	—	to	—	8.36%	to	10.26%
Invesco V.I. Diversified Dividend Fund
2015	456	$16.010378	to	$16.010378	$7,294	1.70%	to	1.70%	1.51%	to	1.51%	0.10%	to	0.10%
2014	487	$15.994424	to	$15.994424	$7,792	1.70%	to	1.70%	1.51%	to	1.51%	10.64%	to	10.64%
2013	520	$14.456478	to	$14.456478	$7,517	1.70%	to	1.70%	2.11%	to	2.11%	28.56%	to	28.56%
2012	553	$11.244674	to	$11.244674	$6,221	1.70%	to	1.70%	1.84%	to	1.84%	16.37%	to	16.37%
2011	588	$9.662464	to	$9.662464	$5,679	1.70%	to	1.70%	—	to	—	(3.38)%	to	(3.38)%
Invesco V.I. Money Market Fund
2015	5,557,239	$9.328886	to	$9.875737	$53,237,584	0.50%	to	2.70%	0.01%	to	0.01%	(2.65)%	to	(0.49)%
2014	6,011,140	$9.575557	to	$9.924169	$58,575,866	0.50%	to	2.75%	0.01%	to	0.01%	(2.70)%	to	(0.49)%
2013	2,143,849	$9.844166	to	$9.963797	$21,229,172	0.65%	to	2.70%	—	to	—	(1.56)%	to	(0.36)%
American Century VP Mid Cap Value Fund
2015	7,844	$15.759549	to	$16.512615	$128,925	0.50%	to	1.45%	1.50%	to	1.51%	(3.00)%	to	(2.07)%
2014	7,251	$16.246439	to	$16.861730	$121,938	0.50%	to	1.45%	1.04%	to	1.04%	14.57%	to	15.66%
2013	5,120	$14.180887	to	$14.578868	$74,713	0.50%	to	1.45%	0.92%	to	1.06%	28.03%	to	29.25%
2012	5,767	$11.076042	to	$11.279374	$65,223	0.50%	to	1.45%	1.99%	to	2.03%	14.56%	to	15.65%
2011	2,004	$9.668754	to	$9.753198	$19,524	0.50%	to	1.45%	0.89%	to	1.01%	(3.31)%	to	(2.47)%
American Funds Global Bond Fund
2015	2,367,140	$10.698377	to	$12.992812	$28,150,075	0.85%	to	2.75%	0.06%	to	0.06%	(6.67)%	to	(4.88)%
2014	3,130,737	$11.462756	to	$13.659029	$39,592,692	0.85%	to	2.75%	0.97%	to	1.39%	(1.36)%	to	0.53%
2013	3,877,209	$11.620917	to	$13.586871	$49,307,481	0.85%	to	2.75%	—	to	—	(5.22)%	to	(3.40)%
2012	5,501,480	$12.261101	to	$14.065520	$73,105,787	0.85%	to	2.75%	1.74%	to	2.10%	3.31%	to	5.29%
2011	6,755,412	$11.867867	to	$13.358243	$85,944,799	0.85%	to	2.75%	2.70%	to	4.07%	1.70%	to	3.65%
American Funds Global Growth and Income Fund
2015	3,275,195	$15.016349	to	$19.351769	$45,245,756	0.85%	to	2.80%	1.74%	to	1.93%	(4.07)%	to	(2.18)%
2014	4,010,516	$15.350420	to	$20.172002	$57,173,603	0.85%	to	2.80%	3.12%	to	3.55%	2.72%	to	4.75%
2013	5,126,259	$14.654969	to	$19.637414	$70,429,149	0.85%	to	2.80%	2.92%	to	3.31%	19.15%	to	21.50%
2012	7,229,938	$12.061955	to	$16.514694	$82,482,066	0.85%	to	2.75%	2.38%	to	3.29%	14.37%	to	16.56%
2011	9,078,405	$10.348118	to	$14.439786	$89,491,258	0.85%	to	2.75%	2.19%	to	2.54%	(7.44)%	to	(5.66)%
American Funds Asset Allocation Fund
2015	8,515,745	$18.394082	to	$22.260837	$157,779,281	0.85%	to	2.75%	1.30%	to	1.75%	(1.35)%	to	0.54%
2014	10,326,749	$18.646081	to	$22.141052	$192,713,621	0.85%	to	2.75%	1.46%	to	1.92%	2.54%	to	4.50%
2013	12,666,696	$18.184798	to	$21.186874	$228,180,458	0.85%	to	2.75%	1.51%	to	1.57%	20.34%	to	22.64%
2012	16,290,731	$15.080782	to	$17.275233	$242,309,617	0.85%	to	2.80%	1.87%	to	1.95%	12.98%	to	15.21%
2011	19,957,692	$13.347677	to	$14.994844	$260,059,129	0.85%	to	2.80%	1.55%	to	1.89%	(1.50)%	to	0.44%
American Funds Blue Chip Income and Growth Fund
2015	49,103,056	$1.788240	to	$20.568725	$78,142,230	0.85%	to	2.80%	1.53%	to	1.79%	(5.61)%	to	(3.75)%
2014	60,912,481	$1.857941	to	$21.857895	$101,517,836	0.85%	to	2.75%	2.78%	to	2.96%	12.23%	to	14.38%
2013	69,658,343	$1.624298	to	$19.475651	$102,679,347	0.85%	to	2.75%	1.68%	to	2.47%	29.39%	to	31.88%
2012	92,331,247	$1.231691	to	$15.051344	$104,124,798	0.85%	to	2.75%	1.91%	to	2.19%	10.80%	to	12.92%
2011	112,390,857	$1.090768	to	$13.584833	$113,273,595	0.85%	to	2.75%	1.78%	to	1.91%	(3.59)%	to	(1.74)%
American Funds Bond Fund
2015	9,383,611	$11.817054	to	$17.310440	$142,174,433	0.85%	to	2.75%	1.59%	to	1.88%	(2.45)%	to	(0.57)%
2014	11,634,548	$12.113335	to	$17.410454	$178,617,269	0.85%	to	2.75%	1.80%	to	2.03%	2.42%	to	4.39%
2013	14,571,483	$11.826830	to	$16.678760	$216,722,358	0.85%	to	2.75%	1.46%	to	1.94%	(4.81)%	to	(2.99)%
2012	15,660,878	$12.424779	to	$17.192190	$240,330,684	0.85%	to	2.75%	2.43%	to	2.58%	2.52%	to	4.48%
2011	18,355,760	$12.119852	to	$16.454705	$271,699,885	0.85%	to	2.75%	2.84%	to	3.35%	3.23%	to	5.21%
American Funds Global Growth Fund
2015	2,627,979	$21.884394	to	$26.091635	$55,461,338	0.85%	to	2.80%	0.78%	to	0.91%	3.98%	to	6.03%
2014	2,924,223	$21.110174	to	$24.607358	$58,852,611	0.85%	to	2.75%	1.01%	to	1.08%	(0.46)%	to	1.45%
2013	3,614,598	$21.208236	to	$24.256306	$72,622,692	0.85%	to	2.75%	1.21%	to	1.24%	25.68%	to	28.08%
2012	4,867,907	$16.875417	to	$18.937743	$77,324,762	0.85%	to	2.75%	0.90%	to	0.92%	19.24%	to	21.53%
2011	5,838,450	$14.152477	to	$15.583345	$76,861,299	0.85%	to	2.75%	1.08%	to	1.49%	(11.36)%	to	(9.66)%
American Funds Growth Fund
2015	22,437,783	$23.902017	to	$24.789585	$412,477,546	0.85%	to	2.80%	0.58%	to	0.62%	3.91%	to	5.95%
2014	27,579,415	$23.003194	to	$23.396621	$483,527,481	0.85%	to	2.80%	0.77%	to	0.80%	5.51%	to	7.59%
2013	34,857,073	$21.745969	to	$21.801334	$573,773,764	0.85%	to	2.80%	0.93%	to	1.31%	26.51%	to	29.00%
2012	47,094,015	$16.857195	to	$17.268006	$608,651,148	0.85%	to	2.75%	0.75%	to	0.86%	14.69%	to	16.89%
2011	59,032,939	$14.420984	to	$15.055605	$655,087,898	0.85%	to	2.75%	0.60%	to	0.68%	(6.88)%	to	(5.09)%
American Funds Growth-Income Fund
2015	18,478,884	$21.329406	to	$24.205306	$363,762,709	0.85%	to	2.80%	1.29%	to	1.34%	(1.35)%	to	0.60%
2014	22,806,694	$21.620632	to	$24.061873	$451,289,950	0.85%	to	2.80%	1.21%	to	1.29%	7.58%	to	9.70%
2013	29,071,667	$20.097293	to	$21.934620	$530,508,380	0.85%	to	2.80%	1.31%	to	1.99%	29.82%	to	32.37%
2012	39,352,298	$15.513115	to	$16.570647	$549,702,685	0.85%	to	2.75%	1.53%	to	1.76%	14.30%	to	16.49%
2011	49,589,308	$13.572639	to	$14.225175	$598,947,672	0.85%	to	2.75%	1.37%	to	2.06%	(4.49)%	to	(2.66)%
American Funds International Fund
2015	5,871,064	$15.612853	to	$17.804513	$86,358,475	0.85%	to	2.75%	1.41%	to	1.51%	(7.12)%	to	(5.33)%
2014	7,146,466	$16.809166	to	$18.807754	$112,288,213	0.85%	to	2.75%	0.96%	to	1.40%	(5.29)%	to	(3.48)%
2013	8,831,097	$17.748858	to	$19.485261	$145,297,514	0.85%	to	2.75%	1.41%	to	1.58%	18.34%	to	20.61%
2012	11,485,798	$14.998581	to	$16.156198	$159,016,779	0.85%	to	2.75%	1.44%	to	1.69%	14.71%	to	16.91%
2011	14,177,221	$13.075204	to	$13.819428	$169,374,968	0.85%	to	2.75%	1.85%	to	2.13%	(16.30)%	to	(14.69)%
American Funds New World Fund
2015	1,334,259	$15.371349	to	$29.518402	$32,198,956	0.85%	to	2.75%	0.54%	to	0.56%	(5.77)%	to	(3.96)%
2014	1,699,674	$16.313049	to	$30.736786	$43,223,699	0.85%	to	2.75%	0.88%	to	0.89%	(10.37)%	to	(8.65)%
2013	2,085,846	$18.200673	to	$33.647551	$58,781,086	0.85%	to	2.75%	1.22%	to	1.52%	8.36%	to	10.44%
2012	2,722,685	$16.796944	to	$30.468166	$70,629,591	0.85%	to	2.75%	0.99%	to	1.15%	14.63%	to	16.82%
2011	3,409,093	$14.653549	to	$26.080232	$76,375,757	0.85%	to	2.75%	1.40%	to	1.58%	(16.28)%	to	(14.68)%
American Funds Global Small Capitalization Fund
2015	1,736,645	$21.561959	to	$26.099351	$37,224,562	0.85%	to	2.80%	—	to	—	(2.50)%	to	(0.58)%
2014	2,095,226	$22.183189	to	$26.252305	$45,635,913	0.85%	to	2.75%	0.11%	to	0.11%	(0.65)%	to	1.26%
2013	2,693,415	$22.327880	to	$25.926040	$58,725,046	0.85%	to	2.75%	0.83%	to	0.90%	24.80%	to	27.19%
2012	3,245,033	$17.890749	to	$20.383203	$56,411,255	0.85%	to	2.75%	1.33%	to	1.36%	14.97%	to	17.18%
2011	4,044,948	$15.560717	to	$17.395051	$60,564,986	0.85%	to	2.75%	1.34%	to	1.36%	(21.34)%	to	(19.83)%
Columbia Variable Portfolio — Small Company Growth Fund
2015	2,111,620	$1.660979	to	$20.539478	$4,404,444	1.70%	to	2.80%	—	to	—	0.96%	to	2.07%
2014	2,612,599	$1.627215	to	$20.344567	$5,125,430	1.70%	to	2.80%	—	to	—	(7.27)%	to	(6.25)%
2013	3,000,847	$1.735616	to	$21.939930	$6,289,041	1.70%	to	2.80%	0.11%	to	0.11%	36.60%	to	38.11%
2012	4,106,779	$1.256731	to	$16.061707	$5,762,794	1.70%	to	2.80%	—	to	—	8.91%	to	10.12%
2011	5,103,446	$1.141271	to	$14.747381	$6,168,754	1.70%	to	2.80%	—	to	—	(8.16)%	to	(7.14)%
Wells Fargo VT Omega Growth Fund+
2015	535,224	$21.635741	to	$25.636925	$866,603	1.25%	to	2.75%	—	to	—	(1.14)%	to	0.36%
2014	571,930	$21.558414	to	$25.931447	$933,625	1.25%	to	2.75%	—	to	—	1.26%	to	2.79%
2013	774,332	$1.193034	to	$20.972250	$1,224,790	1.25%	to	2.50%	0.19%	to	0.40%	36.76%	to	38.48%
2012	1,049,531	$15.144945	to	$18.771297	$1,149,387	1.25%	to	2.75%	—	to	—	17.48%	to	19.26%
2011	620,826	$12.699333	to	$15.977806	$591,440	1.25%	to	2.75%	—	to	—	(7.92)%	to	(6.53)%
Fidelity® VIP Growth Portfolio
2015	112,585	$15.712413	to	$24.392581	$1,819,855	1.25%	to	2.70%	0.03%	to	0.03%	4.06%	to	5.58%
2014	142,057	$14.882518	to	$23.874181	$2,099,970	1.25%	to	2.40%	—	to	—	8.38%	to	9.63%
2013	76,817	$13.574728	to	$22.028133	$1,151,416	1.25%	to	2.40%	0.05%	to	0.12%	32.78%	to	34.31%
2012	80,115	$10.106895	to	$16.590323	$822,044	1.25%	to	2.40%	0.34%	to	0.36%	11.69%	to	12.98%
2011	112,647	$8.542843	to	$8.945576	$1,018,966	1.25%	to	2.45%	0.13%	to	0.14%	(2.45)%	to	(1.28)%
Fidelity® VIP Contrafund® Portfolio
2015	1,148,684	$22.117416	to	$23.397616	$18,538,795	0.50%	to	2.75%	0.80%	to	0.82%	(2.31)%	to	(0.09)%
2014	1,393,601	$22.640127	to	$23.417586	$22,723,243	0.50%	to	2.75%	0.73%	to	0.84%	8.63%	to	11.10%
2013	1,636,395	$20.895412	to	$21.078399	$24,630,367	0.50%	to	2.70%	0.85%	to	0.86%	27.47%	to	30.30%
2012	1,947,489	$16.176867	to	$16.392891	$22,688,722	0.50%	to	2.70%	1.15%	to	1.17%	13.05%	to	15.56%
2011	2,128,424	$13.998493	to	$14.500794	$21,466,459	0.50%	to	2.70%	0.80%	to	1.29%	(5.38)%	to	(3.27)%
Fidelity® VIP Mid Cap Portfolio
2015	938,115	$22.010852	to	$22.591009	$14,496,070	0.50%	to	2.70%	0.24%	to	0.26%	(4.25)%	to	(2.12)%
2014	1,096,983	$22.487394	to	$23.593679	$17,404,971	0.50%	to	2.70%	0.02%	to	0.02%	3.21%	to	5.50%
2013	1,201,597	$21.314452	to	$22.860601	$18,323,229	0.50%	to	2.70%	0.20%	to	0.32%	32.25%	to	35.19%
2012	1,420,742	$15.766099	to	$17.285596	$16,146,040	0.50%	to	2.70%	0.40%	to	0.49%	11.51%	to	13.99%
2011	1,555,549	$13.830958	to	$15.501125	$15,589,399	0.50%	to	2.70%	0.03%	to	0.03%	(13.23)%	to	(11.30)%
Fidelity® VIP Value Strategies Portfolio
2015	41,242	$15.099990	to	$27.286308	$657,526	1.25%	to	2.75%	0.86%	to	0.88%	(5.82)%	to	(4.39)%
2014	48,293	$15.793821	to	$28.971599	$807,560	1.25%	to	2.75%	0.70%	to	0.80%	3.62%	to	5.19%
2013	94,871	$15.014580	to	$28.029835	$1,454,040	1.25%	to	2.70%	0.68%	to	0.70%	26.72%	to	28.57%
2012	92,473	$11.678349	to	$22.119855	$1,103,134	1.25%	to	2.70%	0.36%	to	0.37%	23.68%	to	25.49%
2011	133,123	$9.306424	to	$17.884524	$1,246,163	1.25%	to	2.70%	0.68%	to	0.72%	(11.46)%	to	(10.17)%
Fidelity® VIP Dynamic Capital Appreciation Portfolio
2015	21,840	$17.270582	to	$26.257268	$388,822	1.25%	to	2.40%	0.51%	to	0.99%	(1.37)%	to	(0.23)%
2014	33,313	$17.310494	to	$26.622433	$560,600	1.25%	to	2.40%	0.23%	to	0.24%	8.04%	to	9.28%
2013	60,536	$15.839793	to	$24.768200	$932,859	1.25%	to	2.30%	0.12%	to	0.13%	35.11%	to	36.54%
2012	26,235	$10.946791	to	$11.601156	$298,735	1.25%	to	2.45%	0.41%	to	0.54%	19.29%	to	20.73%
2011	17,998	$9.609176	to	$15.344167	$171,347	1.25%	to	2.30%	—	to	—	(4.98)%	to	(3.98)%
Fidelity® VIP Strategic Income Portfolio
2015	9,535	$10.854415	to	$13.927036	$126,048	0.50%	to	1.45%	2.57%	to	2.61%	(3.35)%	to	(2.42)%
2014	9,676	$11.230376	to	$14.273150	$131,512	0.50%	to	1.45%	2.85%	to	2.87%	1.89%	to	2.86%
2013	7,170	$13.783094	to	$13.876518	$99,079	0.50%	to	0.65%	3.75%	to	5.45%	(0.61)%	to	(0.46)%
2012	5,488	$13.868175	to	$13.941239	$76,249	0.50%	to	0.65%	3.43%	to	5.16%	9.52%	to	9.68%
2011	2,077	$12.662760	to	$12.710400	$26,385	0.50%	to	0.65%	6.35%	to	6.82%	3.78%	to	3.93%
Franklin Rising Dividends VIP Fund
2015	7,759,455	$19.509293	to	$22.120594	$164,590,602	0.50%	to	2.80%	1.42%	to	1.62%	(6.31)%	to	(4.23)%
2014	9,679,042	$20.822970	to	$23.097903	$217,207,566	0.50%	to	2.80%	1.29%	to	1.32%	5.72%	to	8.08%
2013	12,257,980	$19.696171	to	$21.371913	$258,059,095	0.50%	to	2.80%	1.35%	to	1.52%	26.11%	to	28.93%
2012	16,023,287	$15.650299	to	$16.576719	$265,268,303	0.50%	to	2.75%	1.66%	to	1.83%	8.93%	to	11.23%
2011	19,119,588	$14.367859	to	$14.903732	$287,809,621	0.50%	to	2.75%	1.26%	to	1.40%	3.12%	to	5.37%
Franklin Income VIP Fund
2015	21,626,662	$16.634234	to	$17.155407	$388,173,394	0.50%	to	2.80%	4.52%	to	4.62%	(9.62)%	to	(7.61)%
2014	26,930,252	$18.004152	to	$18.981745	$531,422,802	0.50%	to	2.80%	4.69%	to	4.86%	1.73%	to	4.00%
2013	33,417,486	$17.311532	to	$18.659483	$645,762,006	0.50%	to	2.80%	6.12%	to	6.19%	10.80%	to	13.29%
2012	44,978,105	$15.281162	to	$16.875821	$783,413,687	0.50%	to	2.75%	6.10%	to	6.45%	9.60%	to	12.00%
2011	54,907,285	$13.643965	to	$15.397947	$866,473,608	0.50%	to	2.75%	4.82%	to	5.66%	(0.39)%	to	1.78%
Franklin Large Cap Growth VIP Fund
2015	1,633,041	$18.195479	to	$20.421344	$27,760,346	1.35%	to	2.80%	—	to	0.27%	2.71%	to	4.21%
2014	1,930,654	$17.460819	to	$19.943740	$31,676,912	1.35%	to	2.75%	1.01%	to	1.09%	9.41%	to	10.95%
2013	2,354,613	$15.737151	to	$18.228395	$35,049,205	1.35%	to	2.75%	1.08%	to	1.09%	25.15%	to	26.91%
2012	3,189,398	$12.661396	to	$14.565563	$37,642,123	1.15%	to	2.75%	0.80%	to	0.82%	9.32%	to	11.09%
2011	4,093,919	$11.574093	to	$13.323239	$43,752,484	0.85%	to	2.75%	0.66%	to	0.68%	(4.18)%	to	(2.34)%
Franklin Global Real Estate VIP Fund
2015	37,567	$18.510266	to	$23.424914	$857,471	1.40%	to	2.40%	3.07%	to	3.24%	(1.81)%	to	(0.83)%
2014	48,438	$18.852137	to	$23.620092	$1,114,608	1.40%	to	2.40%	0.44%	to	0.46%	12.28%	to	13.41%
2013	56,616	$16.789715	to	$20.826823	$1,153,745	1.40%	to	2.40%	4.38%	to	4.65%	(0.11)%	to	0.90%
2012	59,996	$16.807849	to	$20.641837	$1,210,389	1.40%	to	2.40%	—	to	—	24.39%	to	25.64%
2011	72,790	$13.512023	to	$16.429225	$1,171,672	1.40%	to	2.40%	7.74%	to	8.74%	(7.89)%	to	(6.97)%
Franklin Small-Mid Cap Growth VIP Fund
2015	3,367,710	$23.081525	to	$23.475745	$52,059,671	0.50%	to	2.80%	—	to	—	(5.35)%	to	(3.25)%
2014	4,136,936	$22.406751	to	$24.385128	$67,441,297	0.85%	to	2.80%	—	to	—	4.50%	to	6.56%
2013	5,125,090	$21.026849	to	$23.334129	$79,345,282	0.85%	to	2.80%	—	to	—	34.34%	to	36.99%
2012	6,221,559	$15.349634	to	$17.404713	$70,495,268	0.85%	to	2.75%	—	to	—	7.84%	to	9.91%
2011	7,670,769	$13.965224	to	$16.138689	$79,698,492	0.85%	to	2.75%	—	to	—	(7.41)%	to	(5.64)%
Franklin Small Cap Value VIP Fund
2015	876,888	$20.991766	to	$22.385491	$11,919,792	0.30%	to	2.75%	—	to	0.69%	(9.90)%	to	(7.80)%
2014	1,107,452	$23.298291	to	$24.012610	$16,455,234	0.50%	to	2.75%	0.48%	to	0.66%	(2.16)%	to	(0.02)%
2013	1,390,083	$23.812141	to	$24.018165	$20,748,049	0.50%	to	2.75%	1.16%	to	1.32%	32.54%	to	35.44%
2012	1,409,166	$17.732825	to	$17.965353	$15,778,584	0.50%	to	2.75%	0.70%	to	0.86%	15.18%	to	17.68%
2011	1,698,957	$15.068984	to	$15.597887	$16,252,963	0.50%	to	2.75%	0.55%	to	0.58%	(6.37)%	to	(4.35)%
Franklin Strategic Income VIP Fund
2015	6,821,524	$13.929325	to	$14.325250	$122,914,593	0.50%	to	2.80%	6.30%	to	6.57%	(6.28)%	to	(4.45)%
2014	8,389,084	$14.578740	to	$15.285334	$161,317,982	0.50%	to	2.80%	5.79%	to	5.93%	(0.70)%	to	1.25%
2013	10,225,598	$14.399450	to	$15.392925	$198,652,045	0.50%	to	2.80%	5.42%	to	5.80%	0.66%	to	2.65%
2012	12,947,612	$14.027463	to	$15.291336	$250,767,431	0.50%	to	2.80%	6.85%	to	6.95%	10.00%	to	12.11%
2011	14,667,741	$12.512704	to	$13.901316	$257,179,250	0.50%	to	2.80%	6.09%	to	6.41%	(0.06)%	to	1.95%
Franklin Mutual Shares VIP Fund
2015	11,800,382	$17.563602	to	$19.250716	$219,877,316	0.30%	to	2.80%	—	to	3.08%	(7.56)%	to	(5.33)%
2014	14,365,304	$19.000464	to	$20.112965	$287,959,094	0.50%	to	2.80%	1.82%	to	1.99%	4.16%	to	6.51%
2013	17,906,901	$18.240897	to	$18.883899	$343,836,287	0.50%	to	2.80%	2.02%	to	2.07%	24.72%	to	27.41%
2012	23,164,409	$14.655285	to	$14.820917	$355,309,139	0.50%	to	2.75%	2.13%	to	2.41%	11.15%	to	13.63%
2011	28,966,779	$13.043277	to	$13.185602	$397,801,809	0.50%	to	2.75%	2.44%	to	2.56%	(3.73)%	to	(1.61)%
Templeton Developing Markets VIP Fund
2015	1,065,421	$12.316326	to	$19.487393	$14,902,292	0.85%	to	2.75%	1.36%	to	2.40%	(21.61)%	to	(20.11)%
2014	1,327,897	$15.711905	to	$24.391339	$23,637,941	0.85%	to	2.75%	1.80%	to	1.97%	(10.58)%	to	(8.87)%
2013	1,694,600	$17.571473	to	$26.764414	$34,141,312	0.85%	to	2.75%	1.69%	to	1.92%	(3.43)%	to	(1.58)%
2012	2,335,734	$18.195185	to	$27.192746	$49,109,466	0.85%	to	2.75%	1.60%	to	1.71%	10.33%	to	12.44%
2011	2,951,238	$16.491969	to	$24.183491	$56,219,294	0.85%	to	2.75%	0.20%	to	1.18%	(17.96)%	to	(16.39)%
Templeton Foreign VIP Fund
2015	5,725,507	$14.122314	to	$14.156956	$71,098,235	0.50%	to	2.75%	3.06%	to	3.35%	(9.03)%	to	(7.11)%
2014	6,427,949	$15.372277	to	$15.562315	$87,143,294	0.30%	to	2.75%	—	to	1.77%	(13.54)%	to	(11.49)%
2013	7,579,644	$17.367091	to	$18.000234	$118,072,167	0.30%	to	2.75%	—	to	2.82%	19.64%	to	22.49%
2012	10,219,149	$14.078884	to	$15.045733	$131,974,526	0.50%	to	2.75%	3.05%	to	3.06%	15.03%	to	17.55%
2011	12,495,547	$11.977254	to	$13.080163	$139,228,121	0.50%	to	2.75%	1.78%	to	1.85%	(13.06)%	to	(11.19)%
Templeton Growth VIP Fund
2015	8,496,186	$16.517233	to	$17.199491	$123,367,075	0.50%	to	2.75%	2.41%	to	2.74%	(9.02)%	to	(7.01)%
2014	10,363,841	$18.155747	to	$18.496229	$164,202,557	0.50%	to	2.75%	1.21%	to	1.53%	(5.45)%	to	(3.37)%
2013	12,935,884	$19.140368	to	$19.202764	$215,920,588	0.50%	to	2.75%	1.94%	to	2.23%	27.27%	to	29.99%
2012	17,343,927	$14.725005	to	$15.087686	$226,483,345	0.50%	to	2.75%	2.00%	to	2.18%	17.78%	to	20.42%
2011	21,888,051	$12.228197	to	$12.809585	$241,244,696	0.50%	to	2.75%	1.06%	to	1.27%	(9.50)%	to	(7.61)%
Franklin Mutual Global Discovery VIP Fund
2015	2,724,775	$16.463719	to	$17.503562	$66,618,842	0.50%	to	2.80%	2.60%	to	2.79%	(6.31)%	to	(4.22)%
2014	3,360,539	$17.572790	to	$18.275181	$87,271,968	0.50%	to	2.80%	2.00%	to	2.13%	2.79%	to	5.07%
2013	4,135,635	$17.095911	to	$17.393302	$104,121,213	0.50%	to	2.80%	2.12%	to	2.19%	24.09%	to	26.89%
2012	5,529,851	$13.707570	to	$13.804833	$113,098,587	0.50%	to	2.75%	2.57%	to	2.87%	10.28%	to	12.70%
2011	6,859,792	$12.162700	to	$12.517501	$126,044,828	0.50%	to	2.75%	2.16%	to	2.18%	(5.59)%	to	(3.56)%
Franklin Flex Cap Growth VIP Fund
2015	778,813	$20.252735	to	$21.778839	$12,899,308	0.50%	to	2.75%	—	to	—	1.53%	to	3.80%
2014	893,234	$17.781146	to	$19.946646	$14,474,320	0.85%	to	2.75%	—	to	—	3.23%	to	5.21%
2013	1,109,141	$16.901039	to	$19.323070	$17,183,794	0.85%	to	2.75%	—	to	—	33.76%	to	36.32%
2012	1,531,626	$12.398153	to	$14.446576	$17,617,666	0.85%	to	2.75%	—	to	—	6.30%	to	8.34%
2011	1,829,214	$11.443823	to	$13.590297	$19,594,014	0.85%	to	2.75%	—	to	—	(7.39)%	to	(5.61)%
Templeton Global Bond VIP Fund
2015	1,102,227	$13.428944	to	$13.730112	$14,919,710	0.50%	to	2.70%	6.47%	to	8.02%	(6.94)%	to	(4.87)%
2014	1,209,784	$14.430215	to	$14.432629	$17,397,591	0.50%	to	2.70%	4.46%	to	4.96%	(1.02)%	to	1.19%
2013	1,311,053	$14.263388	to	$14.578287	$18,826,191	0.50%	to	2.70%	4.45%	to	4.95%	(1.17)%	to	1.03%
2012	1,557,122	$14.217363	to	$14.750789	$22,345,330	0.30%	to	2.70%	—	to	6.12%	11.91%	to	14.62%
2011	1,601,855	$12.341603	to	$13.181378	$20,322,857	0.50%	to	2.70%	5.69%	to	5.73%	(3.60)%	to	(1.45)%
Hartford Balanced HLS Fund
2015	5,237,448	$15.172419	to	$18.645311	$14,355,475	0.85%	to	2.75%	1.59%	to	1.59%	(2.78)%	to	(0.67)%
2014	6,301,401	$15.274798	to	$19.177920	$16,694,431	0.85%	to	2.75%	1.50%	to	1.60%	6.54%	to	8.86%
2013	7,677,578	$14.031437	to	$18.001299	$18,155,718	0.85%	to	2.75%	1.40%	to	1.58%	17.61%	to	20.16%
2012	9,299,392	$11.676956	to	$15.306417	$16,214,421	0.85%	to	2.75%	3.31%	to	5.55%	8.71%	to	11.07%
2011	11,647,520	$10.512754	to	$14.079868	$15,792,890	0.85%	to	2.75%	1.40%	to	1.72%	(1.15)%	to	0.99%
Hartford Total Return Bond HLS Fund
2015	21,485,983	$12.234802	to	$13.359427	$125,304,643	0.50%	to	2.80%	3.05%	to	3.08%	(3.55)%	to	(1.08)%
2014	25,293,527	$12.685130	to	$13.505685	$145,425,752	0.50%	to	2.80%	2.95%	to	3.26%	2.76%	to	5.36%
2013	28,918,085	$12.343982	to	$12.818679	$154,892,749	0.50%	to	2.80%	3.65%	to	4.09%	(4.37)%	to	(1.86)%
2012	33,097,003	$12.908256	to	$13.061086	$164,645,075	0.50%	to	2.80%	3.83%	to	4.07%	4.31%	to	7.00%
2011	37,874,588	$10.603999	to	$12.375247	$166,428,046	0.30%	to	2.80%	—	to	0.20%	3.78%	to	6.04%
Hartford Capital Appreciation HLS Fund
2015	14,077,134	$22.482246	to	$22.611663	$122,216,277	0.50%	to	2.80%	0.66%	to	0.90%	(2.00)%	to	0.51%
2014	17,021,067	$22.367476	to	$23.072403	$145,554,664	0.50%	to	2.80%	0.62%	to	0.91%	4.08%	to	6.77%
2013	20,021,826	$20.948870	to	$22.167748	$156,772,819	0.50%	to	2.80%	0.66%	to	0.91%	34.89%	to	38.39%
2012	25,478,593	$15.138103	to	$16.433647	$142,494,694	0.50%	to	2.80%	1.17%	to	1.50%	14.78%	to	17.75%
2011	30,120,387	$12.856297	to	$14.317252	$139,889,415	0.50%	to	2.80%	0.54%	to	1.72%	(14.07)%	to	(11.85)%
Hartford Dividend and Growth HLS Fund
2015	10,083,636	$19.973005	to	$22.552591	$87,476,243	0.50%	to	2.80%	1.54%	to	1.84%	(4.13)%	to	(1.65)%
2014	12,201,452	$20.897634	to	$22.930999	$104,686,058	0.50%	to	2.75%	1.60%	to	1.89%	9.63%	to	12.40%
2013	15,217,649	$19.062349	to	$20.401863	$110,603,880	0.50%	to	2.75%	1.74%	to	1.99%	28.01%	to	31.27%
2012	18,827,915	$14.890759	to	$15.542467	$100,678,897	0.50%	to	2.75%	2.33%	to	2.70%	10.24%	to	13.03%
2011	23,223,587	$13.508111	to	$13.751180	$105,474,269	0.50%	to	2.75%	2.33%	to	4.90%	(1.68)%	to	0.81%
Hartford Healthcare HLS Fund
2015	29,297	$5.111962	to	$5.392026	$157,225	1.40%	to	1.75%	—	to	—	11.02%	to	11.41%
2014	29,421	$4.604617	to	$4.839920	$141,771	1.40%	to	1.75%	0.04%	to	0.04%	24.80%	to	25.23%
2013	40,443	$3.689662	to	$3.864674	$155,832	1.40%	to	1.75%	0.24%	to	0.30%	48.87%	to	49.39%
2012	68,159	$2.478414	to	$2.586919	$176,031	1.40%	to	1.75%	0.10%	to	0.13%	18.24%	to	18.65%
2011	118,801	$2.096138	to	$2.180271	$258,792	1.40%	to	1.75%	—	to	—	6.39%	to	6.76%
Hartford Global Growth HLS Fund
2015	257,455	$11.221450	to	$22.938184	$1,034,183	0.50%	to	2.75%	0.29%	to	0.53%	4.84%	to	7.50%
2014	262,710	$10.703557	to	$11.985136	$880,101	1.25%	to	2.75%	0.25%	to	0.46%	5.46%	to	7.04%
2013	203,091	$11.364381	to	$20.976608	$691,385	1.25%	to	2.40%	0.60%	to	0.76%	33.07%	to	34.60%
2012	256,643	$7.966476	to	$8.442850	$689,814	1.25%	to	2.45%	0.55%	to	0.55%	20.42%	to	21.87%
2011	285,126	$6.927508	to	$13.084231	$559,775	1.25%	to	2.40%	0.04%	to	0.04%	(15.93)%	to	(14.96)%
Hartford Disciplined Equity HLS Fund
2015	780,338	$24.795574	to	$26.543868	$12,535,282	0.50%	to	2.70%	0.79%	to	4.27%	3.99%	to	6.30%
2014	966,060	$17.539302	to	$23.844431	$14,807,260	0.85%	to	2.70%	0.11%	to	0.73%	13.09%	to	15.20%
2013	1,101,018	$15.225344	to	$21.085043	$14,667,571	0.85%	to	2.70%	0.96%	to	1.00%	32.20%	to	34.67%
2012	1,279,327	$11.305738	to	$15.949020	$12,398,836	0.85%	to	2.70%	1.46%	to	1.51%	14.49%	to	16.63%
2011	1,505,933	$9.694094	to	$13.930671	$12,356,809	0.85%	to	2.70%	1.16%	to	1.74%	(1.54)%	to	0.30%
Hartford Growth Opportunities HLS Fund
2015	1,788,705	$26.514567	to	$28.377928	$29,530,340	0.50%	to	2.75%	0.13%	to	0.13%	8.71%	to	11.18%
2014	2,294,100	$24.391204	to	$25.524668	$34,568,919	0.50%	to	2.75%	0.17%	to	0.18%	11.05%	to	13.57%
2013	2,491,105	$22.020532	to	$22.473877	$33,470,814	0.50%	to	2.70%	0.01%	to	0.01%	32.13%	to	35.07%
2012	3,054,682	$16.639067	to	$16.665811	$30,798,245	0.50%	to	2.70%	—	to	—	23.48%	to	26.23%
2011	3,500,154	$13.181944	to	$13.496611	$28,353,767	0.50%	to	2.70%	—	to	—	(11.30)%	to	(9.33)%
Hartford High Yield HLS Fund
2015	523,035	$17.386940	to	$18.780286	$7,448,045	0.50%	to	2.70%	5.92%	to	6.62%	(6.85)%	to	(4.78)%
2014	570,252	$18.260110	to	$20.162328	$8,624,985	0.50%	to	2.70%	7.29%	to	7.77%	(0.15)%	to	2.07%
2013	635,510	$17.890402	to	$20.193484	$9,349,739	0.50%	to	2.70%	8.00%	to	8.20%	3.60%	to	5.90%
2012	762,984	$16.893745	to	$19.492610	$10,017,305	0.50%	to	2.70%	8.36%	to	8.75%	11.27%	to	13.74%
2011	724,559	$10.168984	to	$17.518678	$8,356,503	0.30%	to	2.70%	—	to	8.88%	1.69%	to	1.91%
Hartford International Opportunities HLS Fund
2015	1,427,251	$16.300812	to	$16.874218	$7,595,342	0.50%	to	2.75%	1.16%	to	1.50%	(1.11)%	to	1.37%
2014	1,596,986	$11.780937	to	$16.483110	$8,200,250	0.30%	to	2.75%	—	to	1.96%	(6.74)%	to	(4.43)%
2013	2,001,900	$12.326828	to	$17.674881	$9,647,494	0.30%	to	2.75%	1.94%	to	2.41%	17.99%	to	20.91%
2012	2,673,219	$14.390206	to	$14.980051	$9,070,977	0.50%	to	2.75%	1.44%	to	1.97%	16.64%	to	19.60%
2011	3,182,043	$12.032333	to	$12.842512	$7,869,538	0.50%	to	2.75%	0.05%	to	0.05%	(16.52)%	to	(14.40)%
Hartford Small/Mid Cap Equity HLS Fund
2015	102,012	$15.976238	to	$25.068396	$1,650,963	0.85%	to	2.70%	0.95%	to	1.24%	(7.27)%	to	(5.54)%
2014	122,007	$16.913383	to	$27.034635	$2,087,497	0.85%	to	2.70%	1.58%	to	1.59%	2.42%	to	4.33%
2013	154,328	$16.210977	to	$26.395817	$2,486,980	0.85%	to	2.70%	1.37%	to	1.56%	33.85%	to	36.35%
2012	179,534	$11.889440	to	$19.720394	$2,146,368	0.85%	to	2.70%	0.60%	to	0.60%	12.79%	to	14.89%
2011	223,316	$10.348355	to	$17.484643	$2,348,290	0.85%	to	2.70%	—	to	—	(3.77)%	to	(1.97)%
Hartford MidCap HLS Fund
2015	124,922	$7.190783	to	$7.190783	$898,288	1.40%	to	1.40%	0.08%	to	0.08%	(0.07)%	to	(0.07)%
2014	157,710	$7.035554	to	$7.195953	$1,131,916	1.40%	to	1.55%	—	to	—	9.38%	to	9.55%
2013	172,064	$6.431994	to	$6.568778	$1,127,729	1.40%	to	1.55%	0.02%	to	0.02%	37.31%	to	37.52%
2012	244,857	$4.684135	to	$4.776588	$1,167,561	1.40%	to	1.55%	0.53%	to	0.58%	17.31%	to	17.48%
2011	308,459	$3.992995	to	$4.065703	$1,252,249	1.40%	to	1.55%	0.16%	to	0.19%	(9.57)%	to	(9.44)%
Hartford MidCap Value HLS Fund
2015	65,761	$2.665391	to	$17.549879	$471,761	1.40%	to	2.45%	0.30%	to	0.33%	(3.83)%	to	(2.82)%
2014	85,552	$2.742662	to	$27.925632	$632,544	1.40%	to	2.50%	0.42%	to	0.46%	5.24%	to	6.41%
2013	125,236	$2.577505	to	$26.534299	$607,498	1.40%	to	2.50%	0.54%	to	1.00%	31.05%	to	32.50%
2012	106,437	$1.945297	to	$13.218340	$331,642	1.40%	to	2.45%	0.85%	to	0.89%	21.62%	to	22.91%
2011	133,060	$1.455678	to	$1.582737	$258,234	1.40%	to	2.25%	0.01%	to	0.01%	(10.82)%	to	(10.06)%
Hartford Ultrashort Bond HLS Fund
2015	59,547,994	$8.180333	to	$9.706359	$66,818,100	0.50%	to	2.80%	—	to	0.32%	(2.85)%	to	(0.37)%
2014	76,823,463	$8.420257	to	$9.742603	$86,508,863	0.50%	to	2.80%	—	to	—	(2.86)%	to	(0.40)%
2013	106,805,182	$8.668057	to	$9.781671	$121,724,972	0.50%	to	2.80%	—	to	—	(2.86)%	to	(0.50)%
2012	169,707,075	$8.923141	to	$9.942655	$195,450,120	0.30%	to	2.80%	—	to	—	(2.76)%	to	(0.30)%
2011	219,554,923	$9.176539	to	$9.972606	$251,768,173	0.30%	to	2.80%	—	to	—	(2.76)%	to	(0.27)%
Hartford Small Company HLS Fund
2015	766,328	$21.483957	to	$23.410469	$3,177,827	0.50%	to	2.80%	—	to	—	(10.98)%	to	(8.67)%
2014	896,294	$24.207225	to	$25.632868	$4,037,360	0.50%	to	2.75%	—	to	—	3.95%	to	6.54%
2013	1,147,217	$23.286857	to	$24.059989	$4,973,222	0.50%	to	2.75%	—	to	—	40.07%	to	43.66%
2012	1,538,802	$16.625441	to	$16.747977	$4,180,772	0.50%	to	2.75%	—	to	—	12.22%	to	15.06%
2011	1,950,407	$14.555495	to	$14.814915	$4,322,079	0.50%	to	2.75%	—	to	—	(6.24)%	to	(3.84)%
Hartford SmallCap Growth HLS Fund
2015	74,024	$19.359825	to	$21.268837	$914,747	1.25%	to	2.45%	0.06%	to	0.07%	(2.95)%	to	(1.78)%
2014	94,084	$19.949186	to	$21.654810	$1,293,400	1.25%	to	2.45%	0.02%	to	0.07%	3.27%	to	4.52%
2013	118,401	$19.316921	to	$21.207706	$1,951,842	0.85%	to	2.45%	0.39%	to	0.60%	41.37%	to	43.65%
2012	107,494	$13.664294	to	$14.763938	$1,223,154	0.85%	to	2.45%	—	to	—	14.56%	to	16.40%
2011	198,521	$11.928041	to	$12.683496	$2,122,457	0.85%	to	2.45%	—	to	—	(1.03)%	to	0.56%
Hartford Stock HLS Fund
2015	3,972,069	$16.462260	to	$23.270296	$7,138,262	0.85%	to	2.75%	1.79%	to	1.83%	(0.30)%	to	1.87%
2014	4,897,250	$16.159456	to	$23.339295	$8,577,560	0.85%	to	2.75%	1.71%	to	1.92%	8.02%	to	10.36%
2013	5,851,086	$14.641880	to	$21.605585	$9,363,607	0.85%	to	2.75%	1.74%	to	2.02%	28.35%	to	31.13%
2012	7,384,869	$11.166146	to	$16.833884	$8,747,782	0.85%	to	2.75%	1.85%	to	2.17%	11.00%	to	13.42%
2011	10,191,662	$0.827278	to	$9.845249	$10,241,194	0.85%	to	2.50%	1.12%	to	1.41%	(3.78)%	to	(1.93)%
Hartford U.S. Government Securities HLS Fund
2015	630,736	$9.616246	to	$11.523427	$4,931,918	0.50%	to	2.45%	1.81%	to	1.82%	(0.90)%	to	1.06%
2014	677,875	$9.703192	to	$11.403055	$5,307,328	0.50%	to	2.45%	2.27%	to	2.78%	0.33%	to	2.30%
2013	754,440	$9.671617	to	$11.146482	$5,890,729	0.50%	to	2.45%	2.27%	to	2.28%	(4.06)%	to	(2.17)%
2012	970,213	$10.081092	to	$11.394012	$8,295,666	0.50%	to	2.45%	2.80%	to	2.84%	1.19%	to	3.18%
2011	1,416,801	$9.962879	to	$11.042990	$8,798,938	0.50%	to	2.45%	1.86%	to	2.50%	2.34%	to	4.35%
Hartford Value HLS Fund
2015	137,005	$13.790522	to	$21.959894	$1,410,659	0.50%	to	2.45%	1.58%	to	1.58%	(5.43)%	to	(3.56)%
2014	167,091	$21.064438	to	$22.771698	$1,928,639	0.50%	to	2.70%	—	to	1.48%	8.40%	to	10.81%
2013	177,746	$13.418558	to	$20.550139	$1,855,273	0.50%	to	2.45%	1.69%	to	1.76%	28.75%	to	31.28%
2012	192,619	$15.130819	to	$15.653317	$1,577,097	0.50%	to	2.70%	1.89%	to	2.32%	13.87%	to	16.40%
2011	190,994	$13.287624	to	$13.447480	$1,339,984	0.50%	to	2.70%	1.68%	to	1.75%	(4.57)%	to	(2.45)%
Huntington VA Dividend Capture Fund
2015	919,469	$20.227894	to	$20.817629	$4,608,990	0.50%	to	2.75%	4.21%	to	4.30%	(5.69)%	to	(3.54)%
2014	1,488,705	$21.447710	to	$21.581635	$8,928,843	0.50%	to	2.75%	3.70%	to	5.21%	7.17%	to	9.61%
2013	2,068,011	$19.689337	to	$20.012231	$9,743,486	0.50%	to	2.75%	3.00%	to	3.60%	16.71%	to	19.36%
2012	1,976,529	$16.495144	to	$17.146773	$6,725,084	0.50%	to	2.75%	3.88%	to	3.98%	8.44%	to	10.91%
2011	2,073,575	$14.157771	to	$14.872468	$6,643,933	0.50%	to	2.50%	1.66%	to	5.11%	4.43%	to	6.54%
Huntington VA Situs Fund
2015	1,842,192	$1.720408	to	$22.271358	$4,353,545	0.50%	to	2.50%	0.56%	to	0.57%	(9.46)%	to	(7.63)%
2014	2,898,810	$1.900179	to	$24.110995	$7,599,317	0.50%	to	2.50%	0.30%	to	0.35%	(4.48)%	to	(2.55)%
2013	2,405,150	$1.989341	to	$24.742397	$6,269,556	0.50%	to	2.50%	0.21%	to	0.33%	28.67%	to	31.26%
2012	2,906,501	$1.546104	to	$18.849467	$5,782,957	0.50%	to	2.50%	—	to	—	19.60%	to	22.02%
2011	3,407,378	$1.292715	to	$15.448454	$5,425,312	0.50%	to	2.50%	0.01%	to	0.03%	(3.36)%	to	(1.41)%
Lord Abbett Fundamental Equity Fund
2015	87,998	$15.531399	to	$18.634025	$1,564,491	0.50%	to	1.50%	1.08%	to	1.19%	(4.88)%	to	(3.93)%
2014	93,914	$16.328531	to	$19.395320	$1,740,888	0.50%	to	1.50%	0.46%	to	0.46%	5.55%	to	6.61%
2013	102,882	$15.470435	to	$18.193259	$1,788,586	0.50%	to	1.50%	0.03%	to	0.23%	33.74%	to	35.08%
2012	136,090	$11.567545	to	$13.468330	$1,731,468	0.50%	to	1.50%	0.59%	to	1.25%	8.94%	to	10.03%
2011	71,401	$10.625321	to	$12.240548	$847,843	0.50%	to	1.45%	0.28%	to	0.40%	(5.86)%	to	(4.97)%
Lord Abbett Calibrated Dividend Growth Fund
2015	223,166	$16.602197	to	$19.205816	$3,520,410	0.85%	to	2.70%	1.48%	to	1.69%	(4.74)%	to	(2.96)%
2014	305,569	$17.108718	to	$20.161583	$5,109,504	0.85%	to	2.70%	1.52%	to	1.57%	8.57%	to	10.60%
2013	361,384	$15.469389	to	$18.569944	$5,644,241	0.85%	to	2.70%	1.38%	to	1.52%	24.52%	to	26.84%
2012	223,826	$12.195606	to	$14.912990	$2,646,396	0.85%	to	2.70%	2.99%	to	3.38%	9.46%	to	11.50%
2011	230,602	$10.937377	to	$13.624033	$2,462,182	0.85%	to	2.70%	2.82%	to	23.73%	(2.47)%	to	(0.65)%
Lord Abbett Bond Debenture Fund
2015	686,625	$15.472419	to	$17.120902	$10,198,325	0.50%	to	2.70%	1.87%	to	4.61%	(4.15)%	to	(2.02)%
2014	805,425	$15.791694	to	$17.862911	$12,336,779	0.50%	to	2.70%	4.38%	to	4.78%	1.57%	to	3.83%
2013	908,072	$15.209739	to	$17.587280	$13,507,408	0.50%	to	2.70%	3.67%	to	5.13%	5.29%	to	7.63%
2012	1,020,556	$14.131108	to	$16.703358	$14,184,226	0.50%	to	2.70%	5.56%	to	5.97%	9.54%	to	11.97%
2011	1,071,520	$12.620165	to	$15.249040	$13,436,469	0.50%	to	2.70%	5.35%	to	15.35%	1.60%	to	3.86%
Lord Abbett Growth and Income Fund
2015	141,073	$13.235429	to	$18.259686	$1,843,008	1.25%	to	2.40%	0.37%	to	1.04%	(5.17)%	to	(4.07)%
2014	215,371	$12.711398	to	$13.796996	$3,120,851	1.25%	to	2.45%	0.15%	to	0.66%	5.05%	to	6.32%
2013	322,481	$12.100599	to	$12.977394	$4,816,754	1.25%	to	2.45%	0.57%	to	1.56%	32.61%	to	34.21%
2012	235,029	$9.124707	to	$9.669329	$2,235,361	1.25%	to	2.45%	0.87%	to	1.00%	9.38%	to	10.70%
2011	308,881	$8.342514	to	$11.441826	$2,666,369	0.50%	to	2.45%	0.73%	to	0.77%	(8.35)%	to	(6.55)%
MFS® Growth Fund
2015	2,204,305	$24.727335	to	$25.520887	$30,701,151	0.50%	to	2.80%	—	to	0.21%	4.59%	to	6.77%
2014	2,279,203	$23.642338	to	$23.903523	$30,022,513	0.50%	to	2.80%	—	to	0.11%	5.94%	to	8.14%
2013	2,873,997	$22.103748	to	$22.317418	$35,800,328	0.50%	to	2.80%	0.13%	to	0.23%	33.08%	to	35.81%
2012	2,203,781	$16.275030	to	$16.804885	$20,452,997	0.50%	to	2.75%	—	to	—	14.20%	to	16.49%
2011	2,374,218	$13.971102	to	$14.714807	$19,076,490	0.50%	to	2.75%	0.02%	to	0.19%	(3.03)%	to	(1.05)%
MFS® Global Equity Fund
2015	246,746	$20.069905	to	$25.428183	$5,128,324	0.85%	to	2.70%	1.01%	to	1.15%	(4.04)%	to	(2.25)%
2014	294,014	$20.914881	to	$26.012901	$6,312,544	0.85%	to	2.70%	0.69%	to	0.84%	1.11%	to	2.99%
2013	384,428	$18.124901	to	$25.256535	$8,069,294	0.85%	to	2.55%	—	to	0.79%	24.60%	to	26.73%
2012	437,499	$14.612304	to	$19.929000	$7,288,786	0.85%	to	2.50%	1.03%	to	1.27%	20.30%	to	22.30%
2011	464,088	$13.828035	to	$16.295758	$6,426,296	0.85%	to	2.75%	0.74%	to	0.83%	(6.92)%	to	(5.13)%
MFS® Investors Trust Fund
2015	3,654,707	$15.503770	to	$20.279694	$54,485,307	1.25%	to	2.80%	0.69%	to	0.92%	(2.55)%	to	(1.29)%
2014	4,597,367	$15.706113	to	$20.810395	$69,771,301	1.25%	to	2.80%	0.76%	to	0.95%	7.94%	to	9.34%
2013	6,054,205	$14.365075	to	$19.279366	$84,388,804	1.25%	to	2.80%	0.96%	to	1.05%	28.41%	to	30.10%
2012	8,821,250	$12.947102	to	$15.044887	$95,170,363	0.85%	to	2.75%	0.88%	to	1.13%	15.95%	to	18.17%
2011	11,543,812	$10.955973	to	$12.975161	$106,104,005	0.85%	to	2.75%	0.92%	to	0.93%	(4.84)%	to	(3.01)%
MFS® Mid Cap Growth Fund
2015	2,271,225	$9.620047	to	$26.545633	$19,659,627	0.85%	to	2.75%	—	to	—	1.77%	to	3.73%
2014	2,268,798	$9.274418	to	$26.082856	$19,245,205	0.85%	to	2.75%	—	to	—	5.91%	to	7.94%
2013	2,697,012	$8.592141	to	$24.627585	$21,488,201	0.85%	to	2.75%	—	to	—	33.99%	to	36.56%
2012	3,312,657	$6.292057	to	$18.380541	$19,466,114	0.85%	to	2.75%	—	to	—	13.36%	to	15.53%
2011	3,997,375	$5.446116	to	$16.214434	$20,537,953	0.85%	to	2.75%	—	to	—	(8.56)%	to	(6.81)%
MFS® New Discovery Fund
2015	1,738,459	$13.219046	to	$28.186188	$32,932,634	0.65%	to	2.80%	—	to	—	(4.60)%	to	(2.78)%
2014	2,233,899	$13.596976	to	$29.543884	$44,234,490	0.65%	to	2.80%	—	to	—	(9.82)%	to	(8.09)%
2013	2,871,838	$14.794347	to	$32.844644	$61,957,861	0.65%	to	2.75%	—	to	—	37.68%	to	40.30%
2012	3,994,445	$10.544547	to	$23.855023	$62,669,054	0.65%	to	2.75%	—	to	—	17.94%	to	20.11%
2011	5,163,096	$18.295413	to	$20.226875	$67,973,864	0.85%	to	2.75%	—	to	—	(12.70)%	to	(11.03)%
MFS® Total Return Fund
2015	9,407,888	$16.053954	to	$17.281075	$168,891,338	0.50%	to	2.75%	2.39%	to	2.71%	(3.07)%	to	(1.08)%
2014	12,236,910	$16.563028	to	$17.468930	$223,847,629	0.50%	to	2.75%	1.72%	to	1.91%	5.56%	to	7.70%
2013	15,615,193	$15.691254	to	$16.220544	$268,989,737	0.50%	to	2.75%	1.64%	to	2.00%	15.82%	to	18.15%
2012	21,225,795	$13.548161	to	$13.729253	$315,385,211	0.50%	to	2.75%	2.54%	to	3.08%	8.24%	to	10.38%
2011	25,440,365	$12.438064	to	$12.516844	$345,863,316	0.50%	to	2.75%	3.56%	to	3.62%	(0.99)%	to	1.08%
MFS® Value Fund
2015	3,165,663	$20.172589	to	$21.687103	$66,887,253	0.50%	to	2.80%	2.11%	to	2.31%	(3.48)%	to	(1.43)%
2014	3,800,607	$20.899410	to	$22.001303	$82,955,423	0.50%	to	2.80%	1.30%	to	1.52%	7.46%	to	9.65%
2013	4,737,281	$19.448755	to	$20.064557	$96,244,644	0.50%	to	2.80%	0.98%	to	1.69%	32.14%	to	34.92%
2012	5,634,579	$14.748701	to	$14.871543	$86,066,142	0.50%	to	2.75%	1.44%	to	1.73%	13.11%	to	15.30%
2011	6,402,956	$12.897618	to	$13.039429	$86,277,227	0.50%	to	2.75%	1.42%	to	1.99%	(3.01)%	to	(0.96)%
MFS® Total Return Bond Series+
2015	6,505,496	$12.626347	to	$13.246484	$86,674,926	0.50%	to	2.80%	3.22%	to	3.45%	(3.06)%	to	(1.08)%
2014	7,654,111	$13.024355	to	$13.390681	$104,151,511	0.50%	to	2.80%	2.61%	to	2.94%	2.92%	to	5.09%
2013	9,445,216	$12.654375	to	$12.741841	$123,654,533	0.50%	to	2.80%	1.11%	to	1.68%	(3.77)%	to	(1.78)%
2012	6,466,424	$12.972863	to	$13.176544	$85,900,778	0.50%	to	2.75%	2.36%	to	2.63%	4.44%	to	6.52%
2011	6,808,775	$12.178636	to	$12.616431	$85,737,316	0.50%	to	2.75%	2.92%	to	4.19%	3.85%	to	5.95%
MFS® Research Fund
2015	216,688	$20.317840	to	$21.898439	$3,977,640	0.85%	to	2.75%	0.52%	to	0.73%	(1.93)%	to	(0.05)%
2014	301,257	$20.327821	to	$22.329543	$5,573,469	0.85%	to	2.75%	—	to	0.82%	7.21%	to	9.27%
2013	324,638	$16.078705	to	$18.603416	$5,542,668	0.85%	to	2.50%	0.32%	to	0.33%	29.02%	to	31.17%
2012	379,049	$12.462085	to	$14.183107	$4,981,965	0.85%	to	2.50%	0.40%	to	0.77%	14.38%	to	16.28%
2011	419,371	$10.895528	to	$12.197402	$4,790,149	0.85%	to	2.50%	0.88%	to	1.02%	(2.91)%	to	(1.29)%
MFS® High Yield Portfolio
2015	3,201,384	$9.703703	to	$10.190929	$31,860,609	0.85%	to	2.80%	7.11%	to	7.11%	(6.86)%	to	(5.03)%
2014	4,054,245	$10.418731	to	$10.730506	$42,882,934	0.85%	to	2.80%	4.75%	to	5.44%	(0.03)%	to	1.94%
2013	5,186,327	$10.422041	to	$10.526650	$54,331,348	0.85%	to	2.80%	2.42%	to	2.42%	4.22%	to	5.27%
BlackRock Global Allocation V.I. Fund
2015	23,105	$11.291541	to	$11.831361	$270,210	0.50%	to	1.45%	0.92%	to	1.05%	(2.43)%	to	(1.49)%
2014	24,332	$11.572322	to	$12.010881	$289,987	0.50%	to	1.45%	1.89%	to	2.25%	0.46%	to	1.42%
2013	19,169	$11.842252	to	$11.910946	$227,327	0.50%	to	0.75%	1.07%	to	1.86%	13.56%	to	13.85%
2012	9,304	$10.402073	to	$10.488588	$96,822	0.50%	to	0.75%	1.64%	to	1.88%	9.15%	to	9.42%
2011	1,934	$9.493620	to	$9.506683	$18,375	0.50%	to	0.65%	3.80%	to	4.01%	(5.06)%	to	(4.93)%
BlackRock Global Opportunities V.I. Fund
2015	2,286	$16.784034	to	$16.862821	$38,427	2.00%	to	2.45%	0.98%	to	1.11%	(1.72)%	to	(1.28)%
2014	2,089	$17.078460	to	$17.081562	$35,672	2.00%	to	2.45%	1.16%	to	1.27%	(6.47)%	to	(6.05)%
2013	1,865	$18.181762	to	$18.260509	$34,025	2.00%	to	2.45%	0.34%	to	0.36%	26.64%	to	27.21%
2012	1,462	$14.419749	to	$14.419749	$21,086	2.45%	to	2.45%	1.05%	to	1.05%	11.84%	to	11.84%
2011	1,485	$12.660099	to	$12.660099	$18,803	2.05%	to	2.05%	1.14%	to	1.14%	(14.17)%	to	(14.17)%
BlackRock Large Cap Growth V.I. Fund
2015	25,661	$14.612422	to	$23.890870	$445,990	1.75%	to	2.45%	0.45%	to	0.57%	0.24%	to	0.95%
2014	26,734	$14.475438	to	$23.833152	$461,428	1.75%	to	2.45%	0.54%	to	0.56%	11.40%	to	12.18%
2013	28,927	$12.903287	to	$15.196385	$439,153	1.75%	to	2.15%	0.49%	to	0.70%	31.07%	to	31.60%
2012	35,872	$9.805179	to	$11.593941	$414,538	1.75%	to	2.15%	0.87%	to	1.42%	12.77%	to	13.23%
2011	41,592	$8.659900	to	$10.280734	$418,322	1.75%	to	2.15%	0.87%	to	0.87%	0.27%	to	0.68%
BlackRock Equity Dividend V.I. Fund
2015	50,589	$14.489678	to	$15.182254	$760,676	0.50%	to	1.45%	1.45%	to	1.45%	(2.25)%	to	(1.31)%
2014	48,032	$14.822529	to	$15.384149	$732,802	0.50%	to	1.45%	1.45%	to	1.49%	7.50%	to	8.52%
2013	71,399	$13.788918	to	$14.176061	$1,005,774	0.50%	to	1.45%	1.69%	to	1.71%	22.33%	to	23.50%
2012	89,954	$11.271579	to	$11.522602	$1,029,040	0.30%	to	1.45%	2.06%	to	2.40%	10.29%	to	11.57%
2011	11,186	$10.219931	to	$10.328117	$115,017	0.30%	to	1.45%	0.49%	to	1.67%	2.20%	to	3.28%
UIF Core Plus Fixed Income Portfolio
2015	4,119	$10.386757	to	$10.386757	$42,783	1.70%	to	1.70%	3.22%	to	3.22%	(2.50)%	to	(2.50)%
2014	4,187	$10.653472	to	$10.653472	$44,603	1.70%	to	1.70%	2.57%	to	2.57%	5.75%	to	5.75%
2013	3,079	$10.073973	to	$10.073973	$31,013	1.70%	to	1.70%	—	to	—	0.74%	to	0.74%
UIF Growth Portfolio
2015	17,531	$14.633999	to	$15.157585	$262,035	1.35%	to	2.75%	—	to	—	8.93%	to	10.47%
2014	18,621	$13.434144	to	$13.721383	$253,346	1.35%	to	2.75%	—	to	—	3.21%	to	4.67%
2013	21,059	$13.016247	to	$13.109696	$275,252	1.35%	to	2.75%	—	to	—	30.16%	to	31.10%
UIF Mid Cap Growth Portfolio
2015	114,453	$15.255417	to	$23.477293	$1,673,534	0.85%	to	2.70%	—	to	—	(8.49)%	to	(6.79)%
2014	127,397	$16.365859	to	$25.656623	$2,008,157	0.85%	to	2.70%	—	to	—	(0.87)%	to	0.98%
2013	148,044	$16.207149	to	$25.882254	$2,321,328	0.85%	to	2.70%	0.22%	to	0.25%	33.83%	to	36.32%
2012	181,860	$11.888928	to	$19.340060	$2,105,964	0.85%	to	2.70%	—	to	—	5.60%	to	7.57%
2011	245,325	$11.052068	to	$18.314240	$2,662,967	0.85%	to	2.70%	0.23%	to	0.23%	(9.65)%	to	(7.96)%
Invesco V.I. American Value Fund
2015	46,583	$14.058086	to	$15.933971	$721,691	0.85%	to	2.45%	0.01%	to	0.01%	(11.55)%	to	(10.13)%
2014	51,282	$15.894550	to	$17.729300	$888,880	0.85%	to	2.45%	0.19%	to	0.27%	6.83%	to	8.55%
2013	66,877	$14.878459	to	$16.332597	$1,067,146	0.85%	to	2.45%	0.53%	to	0.55%	30.69%	to	32.80%
2012	69,297	$12.298679	to	$19.252196	$836,670	0.85%	to	2.40%	0.65%	to	0.65%	14.30%	to	16.09%
2011	71,387	$9.964752	to	$10.594517	$743,637	0.85%	to	2.45%	0.28%	to	0.61%	(1.61)%	to	(0.03)%
Morgan Stanley Mid Cap Growth Portfolio
2015	8,862	$13.128552	to	$14.645554	$128,306	1.35%	to	2.20%	—	to	—	(8.84)%	to	(8.06)%
2014	9,586	$14.401329	to	$15.929315	$151,149	1.35%	to	2.20%	—	to	—	(1.41)%	to	(0.57)%
2013	18,343	$14.607207	to	$16.020231	$283,325	1.35%	to	2.20%	0.06%	to	0.06%	34.37%	to	35.52%
2012	15,178	$10.870781	to	$11.821534	$171,993	1.35%	to	2.20%	—	to	—	5.88%	to	6.78%
2011	13,573	$10.267063	to	$11.070503	$144,190	1.35%	to	2.20%	0.14%	to	0.16%	(9.20)%	to	(8.42)%
BlackRock Capital Appreciation V.I. Fund
2015	40,469	$14.673899	to	$15.375355	$624,328	0.50%	to	1.45%	—	to	—	5.08%	to	6.08%
2014	41,319	$13.965119	to	$14.494328	$597,189	0.50%	to	1.45%	—	to	—	6.99%	to	8.01%
2013	68,704	$13.052518	to	$13.419051	$919,749	0.50%	to	1.45%	—	to	—	31.48%	to	32.73%
2012	95,996	$9.927679	to	$10.148832	$972,985	0.30%	to	1.45%	0.62%	to	0.76%	11.94%	to	13.23%
2011	12,142	$8.869117	to	$8.963072	$108,335	0.30%	to	1.45%	0.26%	to	0.82%	(11.31)%	to	(10.37)%
Columbia Variable Portfolio - International Opportunities Fund+
2015	2,987,833	$1.680317	to	$15.833876	$6,007,103	1.70%	to	2.80%	0.29%	to	0.31%	(2.79)%	to	(1.72)%
2014	3,565,725	$1.709680	to	$16.288879	$7,175,713	1.70%	to	2.80%	0.02%	to	0.03%	(7.71)%	to	(6.69)%
2013	4,258,552	$1.832327	to	$17.650526	$8,926,475	1.70%	to	2.80%	0.42%	to	0.44%	17.07%	to	18.37%
2012	5,438,166	$1.548002	to	$15.076473	$9,036,590	1.70%	to	2.80%	0.94%	to	0.98%	14.38%	to	15.64%
2011	6,617,853	$1.338641	to	$13.181602	$9,146,485	1.70%	to	2.80%	0.81%	to	0.84%	(18.50)%	to	(17.60)%
Columbia Variable Portfolio - Large Cap Growth Fund III+
2015	2,661,041	$1.904834	to	$22.246186	$6,236,464	1.70%	to	2.80%	0.16%	to	0.17%	(0.26)%	to	0.85%
2014	3,193,683	$1.888859	to	$22.303836	$7,309,119	1.70%	to	2.80%	0.42%	to	0.50%	9.35%	to	10.56%
2013	4,398,189	$1.708462	to	$20.396784	$8,678,906	1.70%	to	2.80%	0.41%	to	0.43%	34.29%	to	35.77%
2012	5,949,085	$1.258311	to	$15.188400	$7,799,396	1.70%	to	2.80%	0.36%	to	0.36%	8.95%	to	10.15%
2011	7,287,366	$1.142364	to	$13.941301	$8,462,648	1.70%	to	2.80%	0.44%	to	0.45%	(5.30)%	to	(4.25)%
Columbia Variable Portfolio — Asset Allocation Fund
2015	1,615,330	$1.530186	to	$17.569038	$2,685,616	1.70%	to	2.80%	2.01%	to	2.07%	(1.72)%	to	(0.64)%
2014	1,975,569	$1.390229	to	$1.539994	$3,266,714	1.70%	to	2.50%	2.27%	to	2.50%	7.33%	to	8.19%
2013	2,523,886	$1.295289	to	$1.423392	$3,713,728	1.70%	to	2.50%	2.39%	to	2.43%	15.25%	to	16.18%
2012	3,289,299	$1.123871	to	$1.225172	$3,985,657	1.70%	to	2.50%	2.14%	to	2.22%	10.24%	to	11.12%
2011	4,008,963	$1.019491	to	$1.102523	$4,299,557	1.70%	to	2.50%	2.23%	to	2.61%	(3.30)%	to	(2.52)%
Variable Portfolio - Loomis Sayles Growth Fund II +
2015	2,476,665	$1.802845	to	$21.293528	$5,211,773	1.70%	to	2.75%	0.10%	to	0.11%	(0.60)%	to	0.45%
2014	3,017,956	$1.794775	to	$21.422073	$6,171,835	1.70%	to	2.75%	0.21%	to	0.22%	6.45%	to	7.58%
2013	3,769,794	$1.668349	to	$20.123240	$7,084,761	1.70%	to	2.75%	0.23%	to	0.24%	31.97%	to	33.36%
2012	4,898,196	$1.251027	to	$15.248518	$6,709,942	1.70%	to	2.75%	0.68%	to	1.02%	9.19%	to	10.35%
2011	6,334,997	$1.133734	to	$13.964689	$7,494,012	1.70%	to	2.75%	0.29%	to	0.55%	(5.28)%	to	(4.28)%
Columbia Variable Portfolio - Large Cap Growth Fund II+
2015	574,393	$2.311211	to	$19.725659	$1,493,215	1.70%	to	2.75%	—	to	—	(1.21)%	to	(0.17)%
2014	724,987	$2.315155	to	$19.967927	$1,897,353	1.70%	to	2.75%	—	to	—	6.10%	to	7.22%
2013	938,655	$2.159184	to	$18.819243	$2,218,996	1.70%	to	2.75%	0.44%	to	0.46%	38.58%	to	40.04%
2012	1,144,242	$1.541885	to	$13.580451	$1,872,420	1.70%	to	2.75%	—	to	—	8.36%	to	9.51%
2011	1,543,365	$1.408027	to	$12.532397	$2,187,763	1.70%	to	2.75%	—	to	—	(14.32)%	to	(13.42)%
Columbia Variable Portfolio — Dividend Opportunity Fund
2015	638,628	$11.866359	to	$12.491639	$7,817,514	1.70%	to	2.80%	—	to	—	(5.34)%	to	(4.29)%
2014	729,017	$12.535952	to	$13.052025	$9,365,686	1.70%	to	2.80%	—	to	—	7.04%	to	8.22%
2013	844,488	$11.711566	to	$12.060362	$10,069,242	1.70%	to	2.80%	—	to	—	23.32%	to	24.68%
2012	1,030,694	$9.497019	to	$9.672993	$9,901,448	1.70%	to	2.80%	—	to	—	10.95%	to	12.18%
2011	1,191,510	$8.559404	to	$8.622664	$10,246,502	1.70%	to	2.80%	—	to	—	(14.41)%	to	(13.77)%
Columbia Variable Portfolio — Income Opportunities Fund
2015	613,284	$9.825034	to	$10.130224	$6,144,082	1.70%	to	2.80%	9.20%	to	9.34%	(3.73)%	to	(2.67)%
2014	741,140	$10.214820	to	$10.407596	$7,660,597	1.70%	to	2.75%	—	to	—	1.20%	to	2.27%
2013	895,545	$10.093976	to	$10.177068	$9,087,876	1.70%	to	2.75%	5.48%	to	6.18%	0.94%	to	1.77%
Columbia Variable Portfolio - Mid Cap Growth Fund+
2015	600,424	$12.848975	to	$13.229680	$7,843,268	1.70%	to	2.75%	—	to	—	2.75%	to	3.84%
2014	708,214	$12.505029	to	$12.741041	$8,951,793	1.70%	to	2.75%	—	to	—	4.50%	to	5.60%
2013	828,931	$11.966406	to	$12.064865	$9,966,805	1.70%	to	2.75%	—	to	—	19.66%	to	20.65%
Oppenheimer Capital Appreciation Fund/VA
2015	62,594	$13.703122	to	$15.052983	$925,014	1.25%	to	2.45%	—	to	—	0.77%	to	1.98%
2014	72,050	$14.760057	to	$22.965685	$1,049,576	1.25%	to	2.70%	—	to	0.18%	12.06%	to	13.70%
2013	54,304	$12.104780	to	$12.981843	$697,834	1.25%	to	2.45%	0.74%	to	0.75%	26.30%	to	27.82%
2012	47,922	$9.584110	to	$10.156114	$482,974	1.25%	to	2.45%	0.40%	to	0.40%	11.05%	to	12.39%
2011	48,184	$8.630210	to	$9.036227	$432,758	1.25%	to	2.45%	0.11%	to	0.11%	(3.76)%	to	(2.60)%
Oppenheimer Global Fund/VA
2015	400,978	$14.832940	to	$21.121837	$5,721,917	0.85%	to	2.70%	0.94%	to	1.06%	0.91%	to	2.79%
2014	480,986	$14.429674	to	$20.931410	$6,711,569	0.85%	to	2.70%	0.83%	to	0.86%	(0.66)%	to	1.19%
2013	530,619	$14.259651	to	$21.071035	$7,345,651	0.85%	to	2.70%	1.15%	to	1.17%	23.61%	to	25.92%
2012	619,524	$11.324646	to	$17.046140	$6,806,454	0.85%	to	2.70%	1.89%	to	1.92%	17.73%	to	19.93%
2011	724,077	$9.442914	to	$14.478898	$6,664,682	0.85%	to	2.70%	0.86%	to	1.05%	(10.96)%	to	(9.30)%
Oppenheimer Main Street Fund®/VA
2015	33,266	$15.958911	to	$22.676715	$544,744	1.25%	to	2.40%	0.65%	to	0.71%	0.66%	to	1.83%
2014	48,941	$15.672806	to	$22.120031	$771,616	1.25%	to	2.70%	—	to	0.65%	7.46%	to	9.03%
2013	89,501	$14.374844	to	$20.901096	$1,276,256	1.25%	to	2.40%	0.85%	to	0.87%	28.32%	to	29.81%
2012	100,874	$11.073999	to	$16.287648	$1,110,299	1.25%	to	2.40%	0.66%	to	0.66%	13.84%	to	15.16%
2011	106,383	$9.616108	to	$14.306888	$1,021,065	1.25%	to	2.40%	0.57%	to	0.58%	(2.68)%	to	(1.55)%
Oppenheimer Main Street Small Cap Fund/VA
2015	266,731	$18.248414	to	$25.493533	$4,687,398	0.85%	to	2.70%	0.61%	to	0.63%	(8.60)%	to	(6.89)%
2014	323,355	$19.598483	to	$27.891160	$6,129,610	0.85%	to	2.70%	0.62%	to	0.66%	8.68%	to	10.71%
2013	380,278	$17.702586	to	$25.663354	$6,526,667	0.85%	to	2.70%	0.64%	to	0.71%	36.88%	to	39.43%
2012	480,151	$12.696051	to	$18.748471	$5,931,035	0.85%	to	2.70%	0.33%	to	0.33%	14.54%	to	16.67%
2011	562,694	$10.881609	to	$16.368904	$5,999,393	0.85%	to	2.70%	0.38%	to	0.40%	(4.98)%	to	(3.21)%
Oppenheimer Equity Income Fund/VA
2015	22,574	$11.297861	to	$12.410922	$274,799	1.25%	to	2.45%	2.71%	to	2.91%	(12.00)%	to	(10.94)%
2014	24,066	$13.935715	to	$20.291605	$335,468	1.25%	to	2.70%	—	to	1.46%	7.78%	to	9.35%
2013	19,970	$11.882762	to	$12.743814	$251,413	1.25%	to	2.45%	1.15%	to	1.17%	25.59%	to	27.11%
2012	18,599	$9.461400	to	$10.026112	$184,136	1.25%	to	2.45%	1.13%	to	1.22%	10.35%	to	11.68%
2011	21,369	$8.573920	to	$8.977327	$190,149	1.25%	to	2.45%	0.88%	to	0.91%	(6.80)%	to	(5.67)%
Putnam VT Diversified Income Fund
2015	1,120,054	$13.436838	to	$17.249985	$14,450,912	0.85%	to	2.70%	9.15%	to	9.19%	(4.94)%	to	(3.17)%
2014	1,264,497	$13.876408	to	$18.147034	$16,981,470	0.85%	to	2.70%	7.86%	to	8.24%	(2.33)%	to	(0.50)%
2013	1,465,125	$13.946422	to	$18.579157	$20,076,797	0.85%	to	2.70%	3.08%	to	3.24%	4.94%	to	6.90%
2012	1,730,044	$13.046179	to	$17.704317	$23,058,536	0.85%	to	2.70%	5.51%	to	5.85%	8.55%	to	10.58%
2011	1,704,081	$11.797815	to	$16.309098	$20,344,537	0.85%	to	2.70%	9.09%	to	9.70%	(5.75)%	to	(3.99)%
Putnam VT Global Asset Allocation Fund
2015	43,479	$14.664852	to	$20.397890	$631,283	1.25%	to	2.40%	1.06%	to	3.48%	(2.20)%	to	(1.07)%
2014	32,187	$14.823677	to	$20.857346	$474,935	1.25%	to	2.40%	2.56%	to	5.34%	6.83%	to	8.06%
2013	62,065	$13.717537	to	$19.524199	$996,265	1.25%	to	2.40%	2.21%	to	2.49%	16.66%	to	18.01%
2012	163,959	$10.968758	to	$11.624156	$2,453,434	1.25%	to	2.45%	0.73%	to	0.73%	11.44%	to	12.78%
2011	64,051	$9.843114	to	$10.306896	$702,368	1.25%	to	2.45%	3.67%	to	4.35%	(2.83)%	to	(1.66)%
Putnam VT International Value Fund
2015	22,418	$8.295657	to	$14.065519	$181,713	1.25%	to	2.30%	1.30%	to	1.33%	(4.23)%	to	(3.22)%
2014	23,587	$8.571474	to	$14.686660	$198,254	1.25%	to	2.30%	1.33%	to	1.51%	(11.55)%	to	(10.61)%
2013	25,866	$9.589137	to	$16.603933	$244,253	1.25%	to	2.30%	2.39%	to	2.52%	19.43%	to	20.69%
2012	26,718	$7.944968	to	$13.902110	$209,457	1.25%	to	2.30%	2.97%	to	3.01%	18.94%	to	20.19%
2011	34,887	$6.610214	to	$11.688567	$227,998	1.25%	to	2.30%	1.16%	to	2.55%	(15.75)%	to	(14.85)%
Putnam VT International Equity Fund
2015	49,032	$9.252407	to	$14.630565	$441,289	1.25%	to	2.75%	1.10%	to	1.15%	(2.58)%	to	(1.10)%
2014	45,974	$9.355678	to	$15.017522	$421,137	1.25%	to	2.75%	—	to	0.89%	(9.31)%	to	(7.94)%
2013	53,270	$9.446836	to	$10.162125	$576,510	1.25%	to	2.50%	1.41%	to	1.71%	24.91%	to	26.48%
2012	44,962	$7.562887	to	$8.034559	$351,891	1.25%	to	2.50%	2.01%	to	2.16%	18.91%	to	20.40%
2011	45,155	$6.360315	to	$6.673092	$295,074	1.25%	to	2.50%	3.01%	to	3.26%	(18.99)%	to	(17.97)%
Putnam VT Small Cap Value Fund
2015	9,883	$14.115548	to	$15.507856	$163,592	1.25%	to	2.45%	0.83%	to	1.05%	(6.56)%	to	(5.43)%
2014	14,308	$15.106103	to	$16.398051	$274,439	1.25%	to	2.45%	0.32%	to	0.39%	0.93%	to	2.15%
2013	115,178	$14.966864	to	$16.053056	$2,440,595	1.25%	to	2.45%	0.65%	to	0.75%	36.23%	to	37.87%
2012	124,851	$11.643282	to	$18.038393	$2,037,385	1.25%	to	2.40%	0.44%	to	0.63%	14.70%	to	16.03%
2011	150,277	$10.034835	to	$15.726231	$2,223,226	1.25%	to	2.40%	0.04%	to	0.55%	(6.99)%	to	(5.91)%
Putnam VT Voyager Fund
2015	109,008	$14.368979	to	$20.871737	$2,142,352	0.50%	to	1.45%	1.09%	to	1.35%	(7.46)%	to	(6.58)%
2014	115,912	$15.528119	to	$22.342034	$2,439,445	0.50%	to	1.45%	0.74%	to	0.76%	8.14%	to	9.17%
2013	128,572	$14.359054	to	$20.464635	$2,471,029	0.50%	to	1.45%	1.02%	to	1.14%	41.66%	to	43.01%
2012	177,838	$10.136459	to	$14.310109	$2,352,712	0.50%	to	1.45%	0.16%	to	0.36%	12.58%	to	13.66%
2011	55,647	$9.580455	to	$12.590426	$690,523	0.50%	to	1.00%	—	to	—	(18.26)%	to	(4.20)%
JPMorgan Insurance Trust Core Bond Portfolio
2015	3,006,288	$12.175891	to	$12.641709	$41,578,351	1.25%	to	2.40%	3.61%	to	3.88%	(1.28)%	to	(0.14)%
2014	3,881,017	$12.333558	to	$12.659001	$53,888,162	1.25%	to	2.40%	3.84%	to	3.86%	2.43%	to	3.61%
2013	4,840,343	$12.040964	to	$12.217394	$65,170,524	1.25%	to	2.40%	4.55%	to	4.62%	(3.81)%	to	(2.69)%
2012	5,902,959	$12.517433	to	$12.555596	$82,006,190	1.25%	to	2.40%	4.47%	to	5.04%	2.83%	to	4.02%
2011	6,560,815	$12.069936	to	$12.172408	$87,932,368	1.25%	to	2.40%	5.34%	to	5.68%	4.91%	to	6.12%
JPMorgan Insurance Trust U.S. Equity Portfolio
2015	251,763	$21.518700	to	$23.804022	$5,467,830	1.35%	to	2.40%	1.14%	to	1.14%	(1.53)%	to	(0.49)%
2014	307,001	$17.827021	to	$24.173549	$6,700,919	1.25%	to	2.40%	—	to	0.95%	11.20%	to	12.49%
2013	369,037	$19.243071	to	$21.738466	$7,175,293	1.35%	to	2.40%	1.21%	to	1.33%	32.99%	to	34.39%
2012	502,862	$14.318621	to	$16.345889	$7,260,683	1.35%	to	2.40%	1.46%	to	1.50%	14.86%	to	16.07%
2011	679,912	$12.336241	to	$14.231411	$8,437,083	1.35%	to	2.40%	1.18%	to	1.19%	(4.19)%	to	(3.18)%
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
2015	269,373	$17.224146	to	$25.582389	$6,192,871	1.25%	to	2.40%	0.35%	to	0.65%	(8.10)%	to	(7.04)%
2014	330,353	$18.528810	to	$27.838671	$8,187,654	1.25%	to	2.40%	0.63%	to	0.65%	13.12%	to	14.42%
2013	430,868	$16.193109	to	$24.610629	$9,333,904	1.25%	to	2.40%	1.02%	to	1.05%	37.26%	to	38.84%
2012	550,950	$11.662724	to	$17.929904	$8,595,927	1.25%	to	2.40%	0.64%	to	0.74%	13.38%	to	14.69%
2011	666,974	$10.169123	to	$15.814407	$9,039,740	1.25%	to	2.40%	0.79%	to	0.84%	(3.86)%	to	(2.75)%
JPMorgan Insurance Trust Mid Cap Value Portfolio
2015	177,496	$22.681297	to	$25.967316	$4,053,803	1.35%	to	2.40%	0.98%	to	1.01%	(4.96)%	to	(3.96)%
2014	214,666	$18.991034	to	$27.323907	$5,113,560	1.25%	to	2.40%	0.68%	to	0.79%	12.38%	to	13.68%
2013	284,535	$16.705994	to	$24.314080	$6,014,616	1.25%	to	2.40%	1.02%	to	1.12%	29.17%	to	30.66%
2012	380,569	$12.785886	to	$18.823628	$6,104,691	1.25%	to	2.40%	1.04%	to	1.09%	17.52%	to	18.88%
2011	534,703	$10.755075	to	$16.016848	$7,226,664	1.25%	to	2.40%	1.30%	to	1.33%	(0.26)%	to	0.89%
Putnam VT Equity Income Fund
2015	8,387	$17.866924	to	$22.967914	$174,014	0.50%	to	1.45%	1.60%	to	1.61%	(4.44)%	to	(3.53)%
2014	8,427	$18.696791	to	$23.807401	$182,017	0.50%	to	1.45%	—	to	1.70%	11.04%	to	12.10%
2013	3,045	$16.413133	to	$21.237933	$63,117	0.50%	to	0.75%	1.90%	to	1.91%	31.43%	to	31.75%
2012	1,759	$12.488476	to	$16.119278	$27,304	0.50%	to	0.75%	—	to	2.23%	18.41%	to	18.71%
2011	31,532	$13.527879	to	$13.578750	$426,630	0.50%	to	0.65%	—	to	—	1.26%	to	1.41%
PIMCO All Asset Fund
2015	12,237	$9.898136	to	$10.371232	$125,613	0.50%	to	1.45%	2.22%	to	3.12%	(10.49)%	to	(9.64)%
2014	14,522	$11.058750	to	$11.477712	$165,373	0.50%	to	1.45%	5.10%	to	5.11%	(0.99)%	to	(0.05)%
2013	14,599	$11.169440	to	$11.482988	$166,670	0.50%	to	1.45%	4.50%	to	4.52%	(1.33)%	to	(0.39)%
2012	14,671	$11.320194	to	$11.527936	$168,501	0.50%	to	1.45%	5.06%	to	5.89%	13.16%	to	14.23%
2011	11,281	$10.077613	to	$10.091449	$113,692	0.50%	to	0.65%	3.87%	to	4.59%	0.78%	to	0.91%
PIMCO Global Dividend Portfolio+
2015	44,135	$10.647811	to	$11.156688	$487,826	0.50%	to	1.45%	5.82%	to	5.83%	(10.33)%	to	(9.47)%
2014	41,924	$11.874091	to	$12.323864	$513,126	0.50%	to	1.45%	—	to	—	(0.55)%	to	0.40%
2013	65,531	$11.939466	to	$12.274554	$799,977	0.50%	to	1.45%	2.09%	to	2.19%	17.48%	to	18.60%
2012	81,722	$10.162951	to	$10.389198	$844,011	0.30%	to	1.45%	0.83%	to	0.98%	8.19%	to	9.44%
2011	10,173	$9.393438	to	$9.492820	$96,134	0.30%	to	1.45%	0.04%	to	0.12%	(6.07)%	to	(5.07)%
PIMCO Global Multi-Asset Managed Allocation Portfolio
2015	1,127	$9.546608	to	$9.546608	$10,755	1.45%	to	1.45%	1.50%	to	1.50%	(1.69)%	to	(1.69)%
2014	1,479	$9.711208	to	$9.711208	$14,359	1.45%	to	1.45%	2.50%	to	2.50%	3.07%	to	3.07%
2013	1,287	$9.422341	to	$9.422341	$12,126	1.45%	to	1.45%	3.15%	to	3.15%	(9.23)%	to	(9.23)%
2012	1,186	$10.381024	to	$10.381024	$12,313	1.45%	to	1.45%	3.07%	to	3.07%	7.21%	to	7.21%
Jennison 20/20 Focus Fund
2015	18,387	$2.023887	to	$21.657844	$85,344	1.40%	to	2.00%	—	to	—	3.77%	to	4.39%
2014	19,143	$1.950413	to	$20.746804	$84,887	1.40%	to	2.00%	—	to	—	4.59%	to	5.22%
2013	38,613	$1.864812	to	$19.717593	$144,028	1.40%	to	2.00%	—	to	—	26.79%	to	27.56%
2012	44,545	$1.470740	to	$15.458007	$131,830	1.40%	to	2.00%	—	to	—	8.43%	to	9.08%
2011	55,847	$1.337415	to	$14.171464	$150,201	1.40%	to	2.15%	—	to	—	(6.54)%	to	(5.83)%
Jennison Fund
2015	63,080	$1.547742	to	$12.417700	$155,175	1.40%	to	2.35%	—	to	—	8.45%	to	9.49%
2014	65,300	$1.427132	to	$11.341760	$151,007	1.40%	to	2.35%	—	to	—	7.04%	to	8.06%
2013	70,640	$1.333306	to	$10.495963	$171,440	1.40%	to	2.35%	—	to	—	33.93%	to	35.21%
2012	84,498	$0.995530	to	$7.762953	$179,421	1.40%	to	2.35%	—	to	—	13.04%	to	14.12%
2011	101,969	$0.880678	to	$6.802469	$196,196	1.40%	to	2.35%	—	to	—	(2.41)%	to	(1.48)%
Prudential Value Portfolio
2015	27,009	$1.511691	to	$1.667869	$44,106	1.40%	to	2.10%	—	to	—	(10.45)%	to	(9.82)%
2014	35,071	$1.688033	to	$1.849417	$63,429	1.40%	to	2.10%	—	to	—	7.38%	to	8.14%
2013	44,030	$1.571987	to	$1.710270	$73,096	1.40%	to	2.10%	—	to	—	29.78%	to	30.69%
2012	66,136	$1.211291	to	$1.308669	$84,945	1.40%	to	2.10%	0.54%	to	0.55%	11.76%	to	12.55%
2011	67,140	$1.083787	to	$1.162753	$76,221	1.40%	to	2.10%	0.52%	to	0.52%	(7.84)%	to	(7.20)%
Prudential SP International Growth Portfolio
2015	12,266	$1.028283	to	$1.145724	$13,515	1.40%	to	2.15%	—	to	—	0.89%	to	1.65%
2014	12,584	$1.019173	to	$1.127083	$13,687	1.40%	to	2.15%	—	to	—	(8.12)%	to	(7.42)%
2013	12,758	$1.142761	to	$1.217463	$15,201	1.40%	to	1.90%	—	to	—	16.28%	to	16.87%
2012	4,448	$0.982742	to	$0.982742	$4,371	1.90%	to	1.90%	—	to	—	19.57%	to	19.57%
2011	4,451	$0.821906	to	$0.821906	$3,658	1.90%	to	1.90%	0.45%	to	0.45%	(16.91)%	to	(16.91)%
ClearBridge Variable Dividend Strategy Portfolio+
2015	1,814	$13.551233	to	$13.551233	$24,578	1.40%	to	1.40%	1.10%	to	1.10%	(5.63)%	to	(5.63)%
2014	5,561	$14.360146	to	$14.360146	$79,854	1.40%	to	1.40%	2.77%	to	2.77%	12.03%	to	12.03%
2013	3,413	$12.817744	to	$12.817744	$43,742	1.40%	to	1.40%	1.49%	to	1.49%	24.19%	to	24.19%
2012	5,511	$10.320951	to	$10.320951	$56,878	1.40%	to	1.40%	2.78%	to	2.78%	12.62%	to	12.62%
2011	6,501	$9.164549	to	$9.164549	$59,573	1.40%	to	1.40%	2.75%	to	2.75%	6.40%	to	6.40%
Western Asset Variable Global High Yield Bond Portfolio
2015	20,395	$2.113727	to	$2.113727	$43,110	1.40%	to	1.40%	6.10%	to	6.10%	(7.15)%	to	(7.15)%
2014	20,880	$2.276448	to	$2.276448	$47,531	1.40%	to	1.40%	7.17%	to	7.17%	(2.53)%	to	(2.53)%
2013	25,701	$2.228463	to	$2.335447	$59,494	1.40%	to	1.75%	6.01%	to	6.02%	4.43%	to	4.79%
2012	25,904	$2.134001	to	$2.228629	$57,261	1.40%	to	1.75%	6.42%	to	7.48%	16.28%	to	16.68%
2011	30,330	$1.835280	to	$1.909972	$57,558	1.40%	to	1.75%	6.10%	to	7.94%	(0.05)%	to	0.30%
ClearBridge Variable Large Cap Value Portfolio
2015	336,925	$1.997233	to	$2.045867	$688,569	1.40%	to	1.55%	1.41%	to	1.49%	(4.36)%	to	(4.22)%
2014	397,427	$2.077319	to	$2.135987	$847,877	1.40%	to	1.60%	1.71%	to	5.60%	9.94%	to	10.16%
2013	124,316	$1.898638	to	$1.939051	$240,740	1.40%	to	1.55%	1.52%	to	1.69%	30.34%	to	30.53%
2012	167,940	$1.456722	to	$1.485506	$249,253	1.40%	to	1.55%	2.04%	to	2.34%	14.71%	to	14.89%
2011	232,913	$1.269877	to	$1.293026	$300,983	1.40%	to	1.55%	2.16%	to	2.27%	3.34%	to	3.49%
Invesco V.I. Growth and Income Fund
2015	85,325	$15.270465	to	$18.900842	$1,353,083	0.85%	to	2.75%	2.55%	to	2.61%	(5.94)%	to	(4.13)%
2014	99,844	$15.928552	to	$20.093823	$1,644,004	0.85%	to	2.75%	1.24%	to	1.45%	6.98%	to	9.03%
2013	119,603	$14.608687	to	$18.782197	$1,807,129	0.85%	to	2.75%	1.23%	to	1.29%	30.14%	to	32.64%
2012	136,154	$11.014058	to	$15.339500	$1,553,672	0.85%	to	2.50%	1.31%	to	1.32%	11.53%	to	13.38%
2011	148,159	$9.714248	to	$13.754203	$1,504,906	0.85%	to	2.50%	1.02%	to	1.03%	(4.68)%	to	(3.09)%
Invesco V.I. Comstock Fund
2015	11,161	$20.794676	to	$22.644138	$234,196	1.35%	to	2.75%	1.02%	to	1.69%	(8.74)%	to	(7.45)%
2014	14,920	$22.786296	to	$24.467663	$344,156	1.35%	to	2.75%	0.46%	to	0.77%	6.14%	to	7.64%
2013	21,306	$21.467646	to	$22.731362	$461,999	1.35%	to	2.75%	1.43%	to	1.46%	31.98%	to	33.84%
2012	22,275	$15.421242	to	$16.984478	$359,435	1.35%	to	2.50%	1.49%	to	1.52%	15.99%	to	17.33%
2011	26,511	$13.295328	to	$14.475731	$366,784	1.35%	to	2.50%	1.33%	to	1.35%	(4.53)%	to	(3.42)%
Invesco V.I. American Franchise Fund
2015	1,171,229	$14.794375	to	$16.242854	$18,063,322	0.85%	to	2.80%	—	to	—	2.11%	to	4.12%
2014	1,365,951	$14.489106	to	$15.600423	$20,422,512	0.85%	to	2.80%	0.04%	to	0.04%	5.45%	to	7.52%
2013	1,684,210	$13.759971	to	$14.509057	$23,661,515	0.85%	to	2.75%	0.44%	to	0.47%	36.34%	to	38.95%
2012	2,308,545	$10.092241	to	$10.441741	$23,600,563	0.85%	to	2.75%	—	to	—	10.65%	to	12.77%
2011	1,209,192	$9.121149	to	$9.222875	$11,104,509	1.35%	to	2.75%	—	to	—	(8.79)%	to	(7.77)%
Invesco V.I. Mid Cap Growth Fund
2015	249,472	$13.475099	to	$14.161423	$3,480,279	1.25%	to	2.75%	—	to	—	(1.54)%	to	(0.21)%
2014	259,838	$13.685733	to	$14.191681	$3,645,741	1.25%	to	2.75%	—	to	—	5.11%	to	6.35%
2013	302,812	$13.020689	to	$13.482480	$4,006,422	0.85%	to	2.75%	0.40%	to	0.41%	33.30%	to	35.86%
2012	282,900	$9.767694	to	$9.924071	$2,783,539	0.85%	to	2.75%	—	to	—	(2.32)%	to	(0.76)%
Wells Fargo VT Index Asset Allocation Fund+
2015	5,176	$2.007157	to	$20.269257	$25,491	1.35%	to	2.10%	1.03%	to	1.03%	(0.86)%	to	(0.11)%
2014	5,151	$2.009342	to	$20.444198	$25,594	1.35%	to	2.10%	1.53%	to	1.53%	15.61%	to	16.48%
2013	5,164	$1.725118	to	$17.684334	$22,832	1.35%	to	2.10%	1.64%	to	1.65%	17.15%	to	18.03%
2012	5,180	$1.461617	to	$15.095876	$20,222	1.35%	to	2.10%	0.75%	to	0.75%	10.69%	to	11.52%
2011	10,126	$1.248140	to	$1.248140	$12,638	1.85%	to	1.85%	3.15%	to	3.15%	4.53%	to	4.53%
Wells Fargo VT Total Return Bond Fund+
2015	3,955	$1.624126	to	$1.624126	$6,423	1.35%	to	1.35%	1.28%	to	1.28%	(1.21)%	to	(1.21)%
2014	10,810	$1.643962	to	$1.643962	$17,771	1.35%	to	1.35%	1.36%	to	1.36%	4.18%	to	4.18%
2013	10,766	$1.578072	to	$1.578072	$16,990	1.35%	to	1.35%	1.25%	to	1.25%	(3.74)%	to	(3.74)%
2012	10,722	$1.639407	to	$1.639407	$17,578	1.35%	to	1.35%	1.41%	to	1.41%	4.68%	to	4.68%
2011	6,897	$1.566088	to	$1.566088	$10,802	1.35%	to	1.35%	2.67%	to	2.67%	6.87%	to	6.87%
Wells Fargo VT Intrinsic Value Fund+
2015	4,847	$1.686079	to	$1.686079	$8,180	1.85%	to	1.85%	0.73%	to	0.73%	(2.35)%	to	(2.35)%
2014	13,953	$1.840450	to	$20.036182	$24,871	1.35%	to	2.10%	—	to	0.76%	8.02%	to	8.83%
2013	22,335	$1.594447	to	$1.691084	$36,566	1.35%	to	1.85%	1.02%	to	1.04%	27.92%	to	28.56%
2012	22,196	$1.246468	to	$1.315436	$28,343	1.35%	to	1.85%	1.32%	to	1.35%	17.28%	to	17.87%
2011	23,840	$1.062802	to	$1.116024	$25,865	1.35%	to	1.85%	0.54%	to	0.54%	(3.95)%	to	(3.47)%
Wells Fargo VT International Equity Fund+
2015	759,073	$8.242927	to	$9.055534	$1,052,786	1.25%	to	2.45%	3.98%	to	4.29%	(0.18)%	to	1.02%
2014	916,944	$8.257845	to	$8.963675	$1,251,584	1.25%	to	2.45%	2.98%	to	3.25%	(7.59)%	to	(6.48)%
2013	1,080,926	$1.074273	to	$9.584438	$1,533,961	1.25%	to	2.50%	2.31%	to	2.31%	16.98%	to	18.45%
2012	1,186,484	$0.918360	to	$1.668898	$1,378,829	1.35%	to	2.50%	1.64%	to	1.67%	10.88%	to	12.16%
2011	1,533,104	$0.828268	to	$1.487983	$1,536,435	1.35%	to	2.50%	0.65%	to	0.67%	(14.94)%	to	(13.96)%
Wells Fargo VT Small Cap Growth Fund+
2015	61,879	$16.507795	to	$16.831607	$1,040,984	0.65%	to	2.75%	—	to	—	(5.28)%	to	(3.51)%
2014	73,196	$17.444155	to	$17.622403	$1,276,117	0.65%	to	2.50%	—	to	—	(4.10)%	to	(2.51)%
2013	100,196	$17.893814	to	$18.376160	$1,790,728	0.65%	to	2.50%	—	to	—	46.84%	to	49.26%
2012	131,157	$12.513990	to	$12.903704	$1,598,916	1.25%	to	2.50%	—	to	—	5.44%	to	6.77%
2011	147,013	$11.867818	to	$12.085448	$1,686,200	1.25%	to	2.50%	—	to	—	(6.71)%	to	(5.53)%
Wells Fargo VT Discovery Fund+
2015	283	$24.537066	to	$24.537066	$6,936	1.35%	to	1.35%	—	to	—	(2.78)%	to	(2.78)%
2014	285	$25.239790	to	$25.239790	$7,188	1.35%	to	1.35%	—	to	—	(0.99)%	to	(0.99)%
2013	287	$25.492367	to	$25.492367	$7,313	1.35%	to	1.35%	0.01%	to	0.01%	41.88%	to	41.88%
2012	290	$17.968169	to	$17.968169	$5,194	1.35%	to	1.35%	—	to	—	16.16%	to	16.16%
2011	259	$15.468782	to	$15.468782	$3,999	1.35%	to	1.35%	—	to	—	(0.92)%	to	(0.92)%
Wells Fargo VT Small Cap Value Fund+
2015	611,166	$12.122406	to	$13.704915	$7,818,292	0.50%	to	2.75%	0.57%	to	0.57%	(12.78)%	to	(10.79)%
2014	694,277	$13.898230	to	$15.362791	$10,082,060	0.50%	to	2.75%	0.59%	to	0.60%	1.79%	to	4.11%
2013	803,962	$13.676754	to	$14.756163	$11,361,676	0.50%	to	2.70%	0.97%	to	0.98%	11.97%	to	14.46%
2012	977,638	$12.214883	to	$12.892309	$12,220,444	0.50%	to	2.70%	1.15%	to	1.16%	11.29%	to	13.76%
2011	1,219,642	$10.975750	to	$11.332506	$13,567,829	0.50%	to	2.70%	0.90%	to	1.08%	(9.53)%	to	(7.52)%
Wells Fargo VT Opportunity Fund+
2015	485,829	$15.282108	to	$16.813490	$7,798,176	0.50%	to	2.70%	0.40%	to	0.40%	(5.44)%	to	(3.33)%
2014	570,752	$16.160679	to	$17.392982	$9,578,830	0.50%	to	2.70%	0.27%	to	0.30%	7.75%	to	10.15%
2013	651,119	$14.997820	to	$15.790336	$10,026,795	0.50%	to	2.70%	0.43%	to	0.43%	27.51%	to	30.34%
2012	780,248	$11.762364	to	$12.114819	$9,315,735	0.50%	to	2.70%	0.60%	to	0.60%	12.72%	to	15.23%
2011	874,327	$10.435015	to	$10.513961	$9,158,329	0.50%	to	2.70%	—	to	—	4.35%	to	5.14%
HIMCO VIT Index Fund
2015	380,715	$7.533751	to	$24.105494	$7,346,949	0.30%	to	1.55%	0.36%	to	0.36%	(0.73)%	to	0.52%
2014	445,505	$7.588987	to	$23.980581	$8,233,419	0.30%	to	1.55%	—	to	—	4.53%	to	5.04%
HIMCO VIT Portfolio Diversifier Fund
2015	5,383,368	$7.390702	to	$7.808156	$40,909,430	0.30%	to	1.50%	0.88%	to	0.90%	(3.35)%	to	(2.18)%
2014	5,887,625	$7.646781	to	$7.982319	$45,971,154	0.30%	to	1.50%	0.16%	to	0.16%	(1.71)%	to	(1.21)%
HIMCO VIT American Funds Asset Allocation Fund
2015	809,331	$18.080606	to	$19.503864	$11,936,057	0.50%	to	2.70%	1.19%	to	1.48%	(1.58)%	to	0.61%
2014	968,395	$18.370397	to	$19.385213	$14,244,987	0.50%	to	2.70%	—	to	—	0.71%	to	1.71%
HIMCO VIT American Funds Blue Chip Income and Growth Fund
2015	373,850	$20.241470	to	$22.545865	$5,481,238	0.30%	to	2.70%	—	to	2.67%	(5.88)%	to	(3.59)%
2014	541,025	$21.505458	to	$23.129642	$8,277,687	0.50%	to	2.70%	—	to	—	4.60%	to	5.61%
HIMCO VIT American Funds Bond Fund
2015	2,302,388	$11.615955	to	$12.413281	$25,074,597	0.50%	to	2.70%	1.77%	to	1.79%	(2.72)%	to	(0.56)%
2014	2,607,898	$11.940819	to	$12.482760	$28,842,823	0.50%	to	2.70%	—	to	—	(0.24)%	to	0.75%
HIMCO VIT American Funds Global Bond Fund
2015	211,199	$10.491931	to	$11.217539	$2,195,411	0.50%	to	2.70%	0.18%	to	1.30%	(6.94)%	to	(4.87)%
2014	282,563	$11.274306	to	$11.791607	$3,124,726	0.50%	to	2.70%	—	to	—	(4.94)%	to	(3.98)%
HIMCO VIT American Funds Global Growth and Income Fund
2015	729,340	$19.078079	to	$19.158852	$8,902,134	0.50%	to	2.70%	3.40%	to	3.41%	(4.26)%	to	(2.13)%
2014	870,819	$19.576024	to	$19.927300	$10,977,894	0.50%	to	2.70%	—	to	—	(1.64)%	to	(0.68)%
HIMCO VIT American Funds Global Growth Fund
2015	180,099	$20.869025	to	$21.565093	$2,564,372	0.50%	to	2.70%	0.73%	to	0.81%	3.76%	to	6.06%
2014	207,773	$19.675954	to	$20.784553	$2,818,287	0.50%	to	2.70%	—	to	—	(0.84)%	to	0.08%
HIMCO VIT American Funds Global Small Capitalization Fund
2015	678,686	$18.503779	to	$21.259400	$7,747,579	0.50%	to	2.70%	—	to	—	(2.69)%	to	(0.53)%
2014	767,195	$18.601443	to	$21.847319	$8,846,403	0.50%	to	2.70%	—	to	—	(3.20)%	to	(2.30)%
HIMCO VIT American Funds Growth Fund
2015	3,486,242	$23.516099	to	$24.008732	$52,215,077	0.30%	to	2.75%	—	to	0.91%	3.61%	to	6.18%
2014	4,105,677	$22.363732	to	$22.696589	$58,431,416	0.50%	to	2.75%	—	to	—	2.65%	to	3.63%
HIMCO VIT American Funds Growth-Income Fund
2015	1,813,589	$21.068239	to	$22.274851	$27,011,054	0.50%	to	2.70%	0.93%	to	1.04%	(1.50)%	to	0.69%
2014	2,083,358	$21.389833	to	$22.122666	$30,983,947	0.50%	to	2.70%	—	to	—	1.66%	to	2.66%
HIMCO VIT American Funds International Fund
2015	3,132,226	$14.511118	to	$15.348523	$30,118,413	0.50%	to	2.70%	1.19%	to	1.21%	(7.37)%	to	(5.31)%
2014	3,511,918	$15.494184	to	$16.569762	$35,929,589	0.30%	to	2.70%	—	to	—	(6.81)%	to	(5.87)%
HIMCO VIT American Funds New World Fund
2015	464,236	$14.049114	to	$15.081704	$4,589,521	0.50%	to	2.70%	0.88%	to	1.07%	(6.09)%	to	(4.00)%
2014	534,411	$14.796659	to	$16.060062	$5,553,590	0.30%	to	2.70%	—	to	—	(13.28)%	to	(12.39)%
MFS® Core Equity Portfolio+
2015	477,344	$10.070613	to	$10.219591	$4,844,572	1.10%	to	2.70%	0.53%	to	0.55%	0.71%	to	2.20%
MFS® Massachusetts Investors Growth Stock Portfolio+
2015	672,245	$10.029965	to	$10.183003	$6,798,502	1.10%	to	2.75%	0.49%	to	0.50%	0.30%	to	1.83%
MFS® Research International Portfolio+
2015	1,194,012	$9.438105	to	$9.608632	$11,376,017	0.85%	to	2.80%	1.97%	to	1.98%	(5.62)%	to	(3.91)%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.
+ See Note 1 for additional information related to this Sub-Account.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2015 noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholder of
Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and subsidiaries (the "Company") as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2015.  These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on the consolidated financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Hartford, Connecticut
February 26, 2016

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations

	For the years ended December 31,
(In millions)	2015	2014	2013
Revenues
Fee income and other	$1,097	$1,210	$1,462
Earned premiums	92	32	184
Net investment income	1,456	1,543	1,683
Net realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(63)	(31)	(54)
OTTI losses recognized in other comprehensive income (losses) ("OCI")	2	2	9
Net OTTI losses recognized in earnings	(61)	(29)	(45)
Net realized capital gains on investments transferred at fair value in business disposition by reinsurance	—	—	1,561
Other net realized capital gains (losses)	(85)	606	(1,190)
Total net realized capital gains (losses)	(146)	577	326
Total revenues	2,499	3,362	3,655
Benefits, losses and expenses
Benefits, loss and loss adjustment expenses	1,402	1,460	1,758
Amortization of deferred policy acquisition costs	69	206	228
Insurance operating costs and other expenses	524	851	(401)
Reinsurance (gain) loss on disposition	(28)	(23)	1,491
Dividends to policyholders	2	7	18
Total benefits, losses and expenses	1,969	2,501	3,094
Income from continuing operations before income taxes	530	861	561
Income tax expense	30	184	49
Income from continuing operations, net of tax	500	677	512
Loss from discontinued operations, net of tax	—	—	(41)
Net income	500	677	471
Net income attributable to noncontrolling interest	—	1	6
Net income attributable to Hartford Life Insurance Company	$500	$676	$465
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income

	Year Ended December 31,
(In millions)	2015	2014	2013
Comprehensive Income
Net income	$500	$677	$471
Other comprehensive income (loss):
Change in net unrealized gain on securities	(615)	659	(1,257)
Change in net gain on cash-flow hedging instruments	(13)	(9)	(179)
Change in foreign currency translation adjustments	—	(3)	23
OCI, net of tax	(628)	647	(1,413)
Comprehensive income (loss)	(128)	1,324	(942)
Less: Comprehensive income attributable to noncontrolling interest	—	1	6
Comprehensive income (loss) attributable to Hartford Life Insurance Company	$(128)	$1,323	$(948)
 See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets

	As of December 31,
(In millions, except for share data)	2015	2014
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $23,559 and $23,260)	$24,657	$25,436
Fixed maturities, at fair value using the fair value option (includes variable interest entity assets, at fair value, of $49 and $139)	165	280
Equity securities, available-for-sale, at fair value (cost of $471 and $525) (includes equity securities, at fair value using the fair value option, of $281 and $248, and variable interest entity assets of $1 and $0)	459	514
Mortgage loans (net of allowance for loan losses of $19 and $15)	2,918	3,109
Policy loans, at outstanding balance	1,446	1,430
Limited partnerships, and other alternative investments (includes variable interest entity assets of $2 and $3)	1,216	1,309
Other investments	293	442
Short-term investments (includes variable interest entity assets of $2 and $15)	572	2,162
Total investments	31,726	34,682
Cash	305	258
Premiums receivable and agents’ balances, net	19	27
Reinsurance recoverables	20,499	20,053
Deferred policy acquisition costs	542	521
Deferred income taxes, net	1,581	1,237
Other assets	567	308
Separate account assets	120,111	134,689
Total assets	$175,350	$191,775
Liabilities
Reserve for future policy benefits and unpaid losses and loss adjustment expenses	$13,850	$13,624
Other policyholder funds and benefits payable	31,157	31,994
Other liabilities (including variable interest entity liabilities of $12 and $22)	2,070	2,177
Separate account liabilities	120,111	134,689
Total liabilities	167,188	182,484
Commitments and Contingencies (Note 11)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	5,687	6,688
Accumulated other comprehensive income, net of tax	593	1,221
Retained earnings	1,876	1,376
Total stockholder’s equity	8,162	9,291
Total liabilities and stockholder’s equity	$175,350	$191,775
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholder's Equity

(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Non-Controlling Interest	Total Stockholder's Equity
Balance, December 31, 2014	$6	$6,688	$1,221	$1,376	$—	$9,291
Capital contributions to parent	—	(1,001)	—	—	—	(1,001)
Net income	—	—	—	500	—	500
Total other comprehensive income	—	—	(628)	—	—	(628)
Balance, December 31, 2015	$6	$5,687	$593	$1,876	$—	$8,162
Balance, December 31, 2013	$6	$6,959	$574	$700	$—	$8,239
Capital contributions to parent	—	(271)	—	—	—	(271)
Net income	—	—	—	676	1	677
Change in non-controlling interest ownership	—	—	—	—	(1)	(1)
Total other comprehensive income	—	—	647	—	—	647
Balance, December 31, 2014	$6	$6,688	$1,221	$1,376	$—	$9,291
Balance, December 31, 2012	$6	$8,155	$1,987	$235	$—	$10,383
Capital contributions to parent	—	(1,196)	—	—	—	(1,196)
Net income	—	—	—	465	6	471
Change in non-controlling interest ownership					(6)	(6)
Total other comprehensive income	—	—	(1,413)	—	—	(1,413)
Balance, December 31, 2013	$6	$6,959	$574	$700	$—	$8,239
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	For the years ended December 31,
(In millions)	2015	2014	2013
Operating Activities
Net income	$500	$677	$471
Adjustments to reconcile net income to net cash provided by (used for) operating activities
Amortization of deferred policy acquisition costs	69	206	228
Additions to deferred policy acquisition costs	(7)	(14)	(16)
Net realized capital (gains) losses	146	(577)	(678)
Reinsurance (gain) loss on disposition	(28)	(23)	1,491
Depreciation and amortization (accretion), net	(14)	6	53
Other operating activities, net	38	248	(328)
Change in assets and liabilities:
Increase in future policy benefits and unpaid losses and loss adjustment expenses	276	586	230
(Increase) decrease in reinsurance recoverables	(14)	170	(795)
Decrease (increase) in receivables and other assets	257	(30)	(80)
Decrease in payables and accruals	(479)	(882)	(1,532)
(Decrease) increase in accrued and deferred income taxes	(62)	302	589
Net disbursements from investment contracts related to policyholder funds – international unit-linked bonds and pension products	—	—	(1,833)
Net decrease in equity securities, trading	—	—	1,835
Net cash provided by (used for) operating activities	682	669	(365)
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	11,465	10,333	19,206
Fixed maturities, fair value option	107	358	322
Equity securities, available-for-sale	586	107	81
Mortgage loans	467	377	355
Partnerships	252	152	127
Payments for the purchase of:
Fixed maturities and short-term investments, available-for-sale	(11,755)	(7,385)	(14,532)
Fixed maturities, fair value option	(67)	(217)	(134)
Equity securities, available-for-sale	(535)	(363)	(79)
Mortgage loans	(282)	(146)	(177)
Partnerships	(199)	(104)	(99)
Proceeds from business sold	—	—	745
Net proceeds from derivatives	(167)	(66)	(1,900)
Net decrease in policy loans	(31)	(14)	(7)
Net proceeds from (payments for) short-term investments	1,604	(556)	363
Other investing activities, net	1	34	(20)
Net cash provided by investing activities	1,446	2,510	4,251
Financing Activities
Deposits and other additions to investment and universal life-type contracts	4,674	4,567	5,943
Withdrawals and other deductions from investment and universal life-type contracts	(16,972)	(21,810)	(24,473)
Net transfers from separate accounts related to investment and universal life-type contracts	10,987	14,167	16,978
Net increase (decrease) in securities loaned or sold under agreements to repurchase	264	—	(1,615)
Capital contributions to parent	(1,001)	(275)	(1,200)
Fee to recapture affiliate reinsurance	—	—	(347)
Net repayments at maturity or settlement of consumer notes	(33)	(13)	(77)
Net cash used for financing activities	(2,081)	(3,364)	(4,791)
Foreign exchange rate effect on cash	—	(3)	9
Net increase (decrease) in cash	47	(188)	(896)
Cash — beginning of year	258	446	1,342
Cash — end of year	$305	$258	$446
Supplemental Disclosure of Cash Flow Information
Income tax (payments) refunds received	(80)	187	181
Noncash return of capital	—	(4)	(4)
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)
1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Hartford Life Insurance Company (together with its subsidiaries, “HLIC”, “Company”, “we” or “our”) is a provider of insurance and investment products in the United States (“U.S.”) and is a wholly-owned subsidiary of Hartford Life, Inc., a Delaware corporation ("HLI"). The Hartford Financial Services Group, Inc. (“The Hartford”) is the ultimate parent of the Company.
On June 30, 2014, HLI completed the sale of the issued and outstanding equity of Hartford Life Insurance KK, a Japanese company ("HLIKK"), to ORIX Life Insurance Corporation ("Buyer"), a subsidiary of ORIX Corporation, a Japanese company. Upon closing HLIKK recaptured certain risks reinsured to the Company and Hartford Life and Annuity Insurance Company ("HLAI"), a wholly owned subsidiary of the Company, by terminating intercompany agreements. The Buyer is responsible for all liabilities related to the recaptured business. However, HLAI has continued to provide reinsurance for yen denominated fixed payout annuities. For further discussion of this transaction, see Note 4 - Reinsurance and Note 10 - Transactions with Affiliates of Notes to Consolidated Financial Statements.
Effective April 1, 2014, the Company terminated its modified coinsurance ("modco") and coinsurance with funds withheld reinsurance agreement with White River Life Reinsurance ("WRR"), following receipt of approval from the State of Connecticut Insurance Department ("CTDOI") and Vermont Department of Financial Regulation. On April 30, 2014 The Hartford dissolved WRR. For further discussion of this transaction, see Note 10 - Transactions with Affiliates of Notes to Consolidated Financial Statements.
Effective March 3, 2014, The Hartford made Hartford Life and Accident Insurance Company ("HLA") the single nationwide underwriting company for its Group Benefits business by capitalizing HLA to support the Group Benefits business and separating it from the legal entities that support The Hartford's Talcott Resolution operating segment. On January 30, 2014, The Hartford received approval from the CTDOI for HLAI and the Company to dividend approximately $800 of cash and invested assets to HLA and this dividend was paid on February 27, 2014. All of the issued and outstanding equity of the Company was then distributed from HLA to HLI and the Company became a direct subsidiary of HLI.
On December 12, 2013, the Company completed the sale of the issued and outstanding equity of Hartford Life International Limited, a U.K. company ("HLIL"), to Columbia Insurance Company, a Berkshire Hathaway company.
On January 1, 2013, the Company completed the sale of its Retirement Plans business to Massachusetts Mutual Life Insurance Company ("MassMutual") and on January 2, 2013 the Company completed the sale of its Individual Life insurance business to The Prudential Insurance Company of America ("Prudential"), a subsidiary of Prudential Financial, Inc. These sales were structured as reinsurance transactions.
For further discussion of these transactions, see Note12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.
The Consolidated Financial Statements have been prepared on the basis of accounting principles generally accepted in the United States of America (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.
Consolidation
The Consolidated Financial Statements include the accounts of HLIC, companies in which the Company directly or indirectly has a controlling financial interest and those variable interest entities (“VIEs”) which the Company is required to consolidate. Entities in which HLIC has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. For further discussions on VIEs, see Note 3 - Investments and Derivative Instruments of Notes to Consolidated Financial Statements. All intercompany transactions and balances between HLIC and its subsidiaries have been eliminated.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Discontinued Operations
The results of operations of a component of the Company are reported in discontinued operations when certain criteria are met as of the date of disposal, or earlier if classified as held-for-sale. When a component is identified for discontinued operations reporting, amounts for prior periods are retrospectively reclassified as discontinued operations. Prior to January 1, 2015, components were identified as discontinued operations if the operations and cash flows of the component had been or would be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company would not have any significant continuing involvement in the operations of the component after the disposal transaction. For transactions occurring January 1, 2015 or later, under updated guidance issued by the Financial Accounting Standards Board, components are identified as discontinued operations if they are a major part of an entity's operations and financial results such as a separate major line of business or a separate major geographical area of operations regardless of whether the Company has significant continuing involvement in the operations of the component after the disposal transaction. For information on the specific businesses and related impacts, see Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.
Use of Estimates
The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and other universal life-type contracts; evaluation of other-than-temporary impairments on available-for-sale securities and valuation allowances on investments; living benefits required to be fair valued; valuation of investments and derivative instruments; valuation allowance on deferred tax assets; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements.
Reclassifications
Certain reclassifications have been made to prior year financial information to conform to the current year presentation.
Future Adoption of New Accounting Standards
Financial Instruments
In January 2016, the Financial Accounting Standards Board (“FASB”) issued updated guidance for the recognition and measurement of financial instruments. The new guidance will require investments in equity securities to be measured at fair value with changes in fair value reported in net income except for those equity securities that result in consolidation or are accounted for under the equity method of accounting. The new guidance will also require a deferred tax asset resulting from net unrealized losses on available-for-sale fixed maturities that are recognized in accumulated other comprehensive income (“OCI”) to be evaluated for recoverability in combination with the Company’s other deferred tax assets. Under existing guidance, the Company measures investments in equity securities, available-for-sale, at fair value with changes in fair value reported in OCI. As required, the Company will adopt the guidance effective January 1, 2018 through a cumulative effect adjustment to retained earnings. Early adoption is not allowed. The impact to the Company will be increased volatility in net income beginning in 2018. Any difference in the evaluation of deferred tax assets may also affect stockholders equity. Cash flows will not be affected. The impact will depend on the composition of the Company’s investment portfolio in the future and changes in fair value of the Company’s investments. As of December 31, 2015, equity securities available-for-sale totaled $178, with no unrealized gains or losses in accumulated OCI. Had the new accounting guidance been in place since the beginning of 2015, the Company would have recognized mark-to-market unrealized losses of $6 after-tax in net income for the year ended December 31, 2015.
Consolidation
The FASB issued updated consolidation guidance. The updates revise existing guidance for when to consolidate VIEs and general partners’ investments in limited partnerships, end the deferral granted for applying the VIE guidance to certain investment companies, and reduce the number of circumstances where a decision maker’s or service provider’s fee arrangement is deemed to be a variable interest in an entity. The updates also modify consolidation guidance for determining whether limited partnerships are VIEs or voting interest entities. This guidance is effective January 1, 2016, and may be applied fully retrospectively or through a cumulative effect adjustment to retained earnings as of the adoption (modified retrospective approach). The Company will adopt the guidance using a modified retrospective approach effective as of January 1, 2016 and in the first quarter of 2016 will increase invested assets and other liabilities by an equal amount of less than $80, with no impact to net income, equity, or cash flows.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Revenue Recognition
The FASB issued updated guidance for recognizing revenue. The guidance excludes insurance contracts and financial instruments. Revenue is to be recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to be entitled in exchange for those goods or services, and this accounting guidance is similar to current accounting for many transactions. This guidance is effective retrospectively on January 1, 2018, with a choice of restating prior periods or recognizing a cumulative effect for contracts in place as of the adoption. Early adoption is permitted as of January 1, 2017. The Company has not yet determined its method for adoption or estimated the effect of the adoption on the Company’s Consolidated Financial Statements.
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has no reportable segments and is comprised of the run-off operations of annuity, and institutional and private-placement life insurance businesses. See Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements for further discussion of life and annuity businesses sold. The Company's determination that it has no reportable segments is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at a consolidated level.
Revenue Recognition
For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for variable annuity and other universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life and group disability products premiums are recognized as revenue when due from policyholders.
Income Taxes
The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company's current taxable income and its income before tax under generally accepted accounting principles in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.
The Company is included in The Hartford’s consolidated U.S. Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, is consistent with the “parent down” approach. Under this approach, the Company’s deferred tax assets and tax attributes are considered realized by it so long as the group is able to recognize (or currently use) the related deferred tax asset or attribute. Thus the need for a valuation allowance is determined at the consolidated return level rather than at the level of the individual entities comprising the consolidated group.
Dividends to Policyholders
Policyholder dividends are paid to certain life insurance policyholders. Policies that receive dividends are referred to as participating policies. Participating dividends to policyholders are accrued and reported in other liabilities using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.
There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholders, the policyholder’s share of net income on those contracts that cannot be distributed is excluded from stockholder's equity by a charge to operations and an increase to a liability.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Investments
Overview
The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments, along with certain equity securities, which include common and non-redeemable preferred stocks, are classified as available-for-sale ("AFS") and are carried at fair value. The after-tax difference between fair value and cost or amortized cost is reflected in stockholders’ equity as a component of Accumulated Other Comprehensive Income (Loss) (“AOCI”), after adjustments for the effect of deducting certain life and annuity deferred policy acquisition costs and reserve adjustments. Also included in equity securities, AFS are certain equity securities for which the Company elected the fair value option. These equity securities are carried at fair value with changes in value recorded in realized capital gains and losses. Fixed maturities for which the Company elected the fair value option are classified as FVO and are carried at fair value with changes in value recorded in realized capital gains and losses on the Company's Consolidated Statements of Operations. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value and accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month delay and hedge funds on a one-month delay. Accordingly, income for the years ended December 31, 2015, 2014 and 2013 may not include the full impact of current year changes in valuation of the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. Other investments primarily consist of derivative instruments which are carried at fair value.
Net Realized Capital Gains and Losses
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in fixed maturities and equity securities for which the fair value option was elected, and derivatives contracts (both free-standing and embedded) that do not qualify or are not designated as a hedge for accounting purposes, ineffectiveness on derivatives that qualify for hedge accounting treatment, and the change in value of derivatives in certain fair-value hedge relationships and their associated hedged asset. Impairments and mortgage loan valuation allowances are recognized as net realized capital losses in accordance with the Company’s impairment and mortgage loan valuation allowance policies as discussed in Note 3 - Investments and Derivative Instruments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.
Net Investment Income
Interest income from fixed maturities and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends will be recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary. The Company’s non-income producing investments were not material for the years ended December 31, 2015, 2014 and 2013.
Derivative Instruments
Overview
The Company utilizes a variety of over-the-counter ("OTC") derivative investments, including transactions cleared through a central clearing house ("OTC-cleared"), and exchange-traded derivative instruments as part of its overall risk management strategy. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into synthetic replication transactions.
Interest rate, volatility, dividend, credit default and index swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment is made by the purchaser of the contract at its inception and no principal payments are exchanged.
Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.
Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.
Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.
Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.
The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in Other Investments and Other Liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.
The Company also clears interest rate swap and certain credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid collateral, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash collateral as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 3 - Investments and Derivative Instruments of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment interest either received or paid on the variation margin, which is reflected in net investment income. The Company has also elected to offset the fair value amounts, income accruals and related cash collateral receivables and payables of OTC-cleared derivative instruments based on clearing house agreements.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability (“fair value” hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a hedge of a net investment in a foreign operation (“net investment” hedge) or (4) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.
Fair Value Hedges
Changes in the fair value of a derivative that is designated and qualifies as a fair value hedge, including foreign-currency fair value hedges, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings as net realized capital gains and losses with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense (“periodic derivative net coupon settlements”) are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.
Cash Flow Hedges
Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Net Investment in a Foreign Operation Hedges
Changes in fair value of a derivative used as a hedge of a net investment in a foreign operation, to the extent effective as a hedge, are recorded in the foreign currency translation adjustments account within AOCI. Cumulative changes in fair value recorded in AOCI are reclassified into earnings upon the sale or complete, or substantially complete, liquidation of the foreign entity. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.
Other Investment and/or Risk Management Activities
The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.
Hedge Documentation and Effectiveness Testing
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the “Change in Variable Cash Flows Method”, the “Change in Fair Value Method”, the “Hypothetical Derivative Method”, or the “Dollar Offset Method”.
Discontinuance of Hedge Accounting
The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.
When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings. Changes in the fair value of the hedged item attributable to the hedged risk is no longer adjusted through current period earnings and the existing basis adjustment is amortized to earnings over the remaining life of the hedged item through the applicable earnings component associated with the hedged item.
When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.
In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the the hedged item.
Embedded Derivatives
The Company purchases and has previously issued financial instruments and products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association ("ISDA") agreements which are structured by legal entity and by counterparty, and permit right of offset. These agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $10. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin, monitor the Company's ability to request additional collateral in the event of a counterparty downgrade, and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.
Cash
Cash represents cash on hand and demand deposits with banks or other financial institutions.
Reinsurance
The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its maximum losses and to diversify its exposures and provide statutory surplus relief. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers.
Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (i.e. risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions.
Premiums, benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of any necessary allowance for uncollectible reinsurance.
The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements, and variations thereof. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.
The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company. The Company entered into two reinsurance transactions upon completion of the sales of its Retirement Plans and Individual Life businesses in 2013. For further discussion of these transactions, see Note 4 - Reinsurance and Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.
Deferred Policy Acquisition Costs
Deferred policy acquisition costs ("DAC") represent costs that are directly related to the acquisition of new and renewal insurance contracts and incremental direct costs of contract acquisition that are incurred in transactions with either independent third parties or employees. Such costs primarily include commissions, premium taxes, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully issued contracts.
For life insurance products, the DAC asset related to most universal life-type contracts (including variable annuities) is amortized over the estimated life of the contracts acquired in proportion to the present value of estimated gross profits ("EGPs"). EGPs are also used to amortize other assets and liabilities in the Company’s Consolidated Balance Sheets such as sales inducement assets ("SIA"). Components of EGPs are also used to determine reserves for universal life type contracts (including variable annuities) with death or other insurance benefits such as guaranteed minimum death, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that timeframe are immaterial. Products sold in a particular year are aggregated into cohorts. Future gross profits for each cohort are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity and variable universal life products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full surrender and partial withdrawal rates; interest margin; mortality; and the extent and duration of hedging activities and hedging costs.
The Company determines EGPs from a single deterministic reversion to mean ("RTM") separate account return projection which is an estimation technique commonly used by insurance entities to project future separate account returns. Through this estimation technique, the Company’s DAC model is adjusted to reflect actual account values at the end of each quarter. Through a consideration of recent market returns, the Company will unlock ("Unlock"), or adjust, projected returns over a future period so that the account value returns to the long-term expected rate of return, providing that those projected returns do not exceed certain caps. This Unlock for future separate account returns is determined each quarter.
In the fourth quarter of 2015, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax expense and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder assumptions if credible emerging data indicates that changes are warranted. The Company will continue to evaluate its assumptions related to policyholder behavior as initiatives to reduce the size of the variable annuity business are implemented by management. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the DAC, and SIA amortization models, as well as, the death and other insurance benefit reserving models.
All assumption changes that affect the estimate of future EGPs including the update of current account values, the use of the RTM estimation technique, and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the DAC, SIA, and death and other insurance benefit reserve balances in the Consolidated Balance Sheets with an offsetting benefit or charge in the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company's current best estimate assumptions. The Company also tests the aggregate recoverability of DAC by comparing the existing DAC balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.
Separate Accounts, Death Benefits and Other Insurance Benefit Features
The Company records the variable account value portion of variable annuity and variable life insurance products and institutional and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by change in the related liability with changes reported in the same line item in the Consolidated Statements of Operations. The Company earns fees for investment management, certain administrative expenses, and mortality and expense risks assumed which are reported in fee income.
Certain contracts classified as universal life-type include death and other insurance benefit features including guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB") and guaranteed minimum withdrawal benefit ("GMWB") riders offered with variable annuity contracts, or secondary guarantee benefits offered with universal life insurance contracts. GMWBs that represent embedded derivatives are accounted for at fair value. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. For the Company's GMWB products, the withdrawal benefit can exceed the guaranteed remaining balance ("GRB"), which is generally equal to premiums less withdrawals. These GMDBs, GMIBs, the life-contingent portion of the GMWBs and the universal life insurance secondary guarantees require an additional liability to be held above the account value liability representing the policyholders' funds. This liability is reported in reserve for future policy benefits in the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses in the Company’s Consolidated Statements of Operations.
The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected fees. The liability is accrued as actual fees are earned. The expected present value of benefits and fees are generally derived from a set of stochastic scenarios, that have been calibrated to our RTM separate account returns, and assumptions including market rates of return, volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits, losses and loss adjustment expense. For further information on the Unlock, see the Deferred Policy Acquisition Costs accounting policy section within this footnote.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

The Company reinsures a portion of its in-force GMDB and all of its universal life insurance secondary guarantees and net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments.
Reserve for Future Policy Benefits and Unpaid Losses and Loss Adjustment Expenses
Liabilities for the Company’s group life and disability contracts as well its individual term life insurance policies include amounts for unpaid losses and future policy benefits. Liabilities for unpaid losses include estimates of amounts to fully settle known reported claims as well as claims related to insured events that the Company estimates have been incurred but have not yet been reported. Liabilities for future policy benefits are calculated by the net level premium method using interest, withdrawal and mortality assumptions appropriate at the time the policies were issued. The methods used in determining the liability for unpaid losses and future policy benefits are standard actuarial methods. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity/mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate. These reserves are computed such that they are expected to meet the Company’s future policy obligations. Future policy benefits are computed at amounts that, with additions from estimated premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. Changes in or deviations from the assumptions used for mortality, morbidity, expected future premiums and interest can significantly affect the Company’s reserve levels and related future operations.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable consist of non-variable account values associated with variable annuity and other universal life-type contracts and investment contracts.
Investment contracts consist of institutional and governmental products, without life contingencies, including funding agreements, certain structured settlements and guaranteed investment contracts. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals and amounts assessed through the financial statement date.
Foreign Currency
Foreign currency translation gains and losses are reflected in stockholder's equity as a component of accumulated other comprehensive income (loss). The Company’s foreign subsidiaries’ balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. The national currencies of the international operations are generally their functional currencies. Gains and losses resulting from the remeasurement of foreign currency transactions are reflected in earnings in realized capital gains (losses) in the period in which they occur.
2. Fair Value Measurements
Fair value is determined based on the "exit price" notion which is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. Financial instruments carried at fair value in the Company's Consolidated Financial Statements include fixed maturity and equity securities, AFS; fixed maturities and equity securities, FVO; short-term investments; freestanding and embedded derivatives; certain limited partnerships and other alternative investments; separate account assets and certain other liabilities. The Company's estimates of fair value for financial assets and financial liabilities are based on the framework established in the fair value accounting guidance. The framework is based on the inputs used in valuation, gives the highest priority to quoted prices in active markets and requires that observable inputs be used in the valuations when available. The Company categorizes its assets and liabilities measured at estimated fair value based on whether the significant inputs into the valuation are observable. The fair value hierarchy categorizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2 or 3).

Level 1	Unadjusted quoted prices for identical assets, or liabilities, in active markets that the Company has the ability to access at the measurement date.

Level 2	Observable inputs, other than quoted prices included in Level 1, for the asset or liability, or prices for similar assets and liabilities.

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain one or more significant unobservable inputs, as there is little or no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company’s fixed maturities included in Level 3 are classified as such because these securities are primarily within illiquid markets and/or priced by independent brokers.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following tables present assets and (liabilities) carried at fair value by hierarchy level.

	December 31, 2015
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets accounted for at fair value on a recurring basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$846	$—	$841	$5
Collateralized debt obligations ("CDOs")	1,408	—	1,078	330
Commercial mortgage-backed securities ("CMBS")	1,964	—	1,902	62
Corporate	15,175	—	14,641	534
Foreign government/government agencies	331	—	314	17
States, municipalities and political subdivisions (“Municipal”)	1,132	—	1,083	49
Residential mortgage-backed securities ("RMBS")	1,503	—	875	628
U.S. Treasuries	2,298	123	2,175	—
Total fixed maturities	24,657	123	22,909	1,625
Fixed maturities, FVO	165	1	162	2
Equity securities, trading [1]	11	11	—	—
Equity securities, AFS	459	396	25	38
Derivative assets
Credit derivatives	7	—	7	—
Foreign exchange derivatives	4	—	4	—
Interest rate derivatives	54	—	54	—
GMWB hedging instruments	111	—	27	84
Macro hedge program	74	—	—	74
Total derivative assets [2]	250	—	92	158
Short-term investments	572	131	441	—
Reinsurance recoverable for GMWB	83	—	—	83
Modified coinsurance reinsurance contracts	79	—	79	—
Separate account assets [3]	118,163	78,099	39,559	505
Total assets accounted for at fair value on a recurring basis	$144,439	$78,761	$63,267	$2,411
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB	$(262)	$—	$—	$(262)
Equity linked notes	(26)	—	—	(26)
Total other policyholder funds and benefits payable	(288)	—	—	(288)
Derivative liabilities
Credit derivatives	(7)	—	(7)	—
Equity derivatives	41	—	41	—
Foreign exchange derivatives	(376)	—	(376)	—
Interest rate derivatives	(431)	—	(402)	(29)
GMWB hedging instruments	47	—	(4)	51
Macro hedge program	73	—	—	73
Total derivative liabilities [4]	(653)	—	(748)	95
Total liabilities accounted for at fair value on a recurring basis	$(941)	$—	$(748)	$(193)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

	December 31, 2014
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets accounted for at fair value on a recurring basis
Fixed maturities, AFS
ABS	$1,171	$—	$1,089	$82
CDOs	1,148	—	788	360
CMBS	1,887	—	1,768	119
Corporate	15,742	—	15,096	646
Foreign government/government agencies	602	—	572	30
Municipal	1,052	—	998	54
RMBS	1,857	—	1,123	734
U.S. Treasuries	1,977	72	1,905	—
Total fixed maturities	25,436	72	23,339	2,025
Fixed maturities, FVO	280	—	196	84
Equity securities, trading [1]	11	11	—	—
Equity securities, AFS	514	411	55	48
Derivative assets
Credit derivatives	3	—	5	(2)
Equity derivatives	2	—	—	2
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	123	—	123	—
GMWB hedging instruments	119	—	5	114
Macro hedge program	93	—	—	93
Total derivative assets [2]	339	—	132	207
Short-term investments	2,162	199	1,963	—
Reinsurance recoverable for GMWB	56	—	—	56
Modified coinsurance reinsurance contracts	34	—	34	—
Separate account assets [3]	132,198	91,524	40,096	578
Total assets accounted for at fair value on a recurring basis	$161,030	$92,217	$65,815	$2,998
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB	$(139)	$—	$—	$(139)
Equity linked notes	(26)	—	—	(26)
Total other policyholder funds and benefits payable	(165)	—	—	(165)
Derivative liabilities
Credit derivatives	—	—	1	(1)
Equity derivatives	28	—	25	3
Foreign exchange derivatives	(444)	—	(444)	—
Interest rate derivatives	(409)	—	(382)	(27)
GMWB hedging instruments	55	—	(1)	56
Macro hedge program	48	—	—	48
Total derivative liabilities [4]	(722)	—	(801)	79
Consumer notes [5]	(3)	—	—	(3)
Total liabilities accounted for at fair value on a recurring basis	$(890)	$—	$(801)	$(89)

[1]	Included in other investments on the Consolidated Balance Sheets.

[2]
Includes OTC and OTC-cleared derivative instruments in a net positive fair value position after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements, clearing house rules, and applicable law. As of December 31, 2015 and December 31, 2014, $271 and $399, respectively, of cash collateral liability was netted against the derivative asset value in the Consolidated Balance Sheets and is excluded from the preceding table. See footnote 4 for derivative liabilities.

[3]
Approximately $1.8 billion and $2.5 billion of investment sales receivable, as of December 31, 2015 and 2014, respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value.

[4]
Includes OTC and OTC-cleared derivative instruments in a net negative fair market value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements, clearing house rules and applicable law. In the following Level 3 roll forward table in this Note 2, the derivative assets and liabilities are referred to as “freestanding derivatives” and are presented on a net basis.

[5]	Represents embedded derivatives associated with non-funding agreement-backed consumer equity-linked notes.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Valuation Techniques, Procedures and Controls
The Company determines the fair values of certain financial assets and liabilities based on quoted market prices where available and where prices represent a reasonable estimate of fair value. The Company also determines fair value based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity and, where appropriate, risk margins on unobservable parameters.
The fair value process is monitored by the Valuation Committee, which is a cross-functional group of senior management within the Company that meets at least quarterly. The Valuation Committee is co-chaired by the Heads of Investment Operations and Accounting, and has representation from various investment sector professionals, accounting, operations, legal, compliance and risk management. The purpose of the committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing valuation issues and approving changes to valuation methodologies and pricing sources. There are also two working groups under the Valuation Committee, a Securities Fair Value Working Group (“Securities Working Group”) and a Derivatives Fair Value Working Group ("Derivatives Working Group"), which include various investment, operations, accounting and risk management professionals that meet monthly to review market data trends, pricing and trading statistics and results, and any proposed pricing methodology changes.
The Company also has an enterprise-wide Operational Risk Management function, led by the Chief Operational Risk Officer, which is responsible for establishing, maintaining and communicating the framework, principles and guidelines of the Company's operational risk management program. This includes model risk management which provides an independent review of the suitability, characteristics and reliability of model inputs; as well as, an analysis of significant changes to current models.
Fixed Maturities, Equity Securities, and Short-term Investments
The fair value of fixed maturities, equity securities, and short-term investments in an active and orderly market (e.g., not distressed or forced liquidation) are determined by management using a "waterfall" approach after considering the following pricing sources: quoted prices for identical assets or liabilities, prices from third-party pricing services, independent broker quotations, or internal matrix pricing processes. Typical inputs used by these pricing sources include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Most fixed maturities do not trade daily. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services utilize matrix pricing to derive security prices. Matrix pricing relies on securities' relationships to other benchmark quoted securities, which trade more frequently. Pricing services utilize recently reported trades of identical or similar securities making adjustments through the reporting date based on the preceding outlined available market observable information. If there are no recently reported trades, the third-party pricing services may develop a security price using expected future cash flows based upon collateral performance and discounted at an estimated market rate. Both matrix pricing and discounted cash flow techniques develop prices by factoring in the time value for cash flows and risk, including liquidity and credit.
Prices from third-party pricing services may be unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding.
The Company utilizes an internally developed matrix pricing process for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. The Company's process is similar to the third-party pricing services. The Company develops credit spreads each month using market based data for public securities adjusted for credit spread differentials between public and private securities which are obtained from a survey of multiple private placement brokers. The credit spreads determined through this survey approach are based upon the issuer’s financial strength and term to maturity, utilizing independent public security index and trade information and adjusting for the non-public nature of the securities. Credit spreads combined with risk-free rates are applied to contractual cash flows to develop a price.
The Securities Working Group performs ongoing analyses of the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analyses and is overseen by investment and accounting professionals. As a part of these analyses, the Company considers trading volume, new issuance activity and other factors to determine whether the market activity is significantly different than normal activity in an active market, and if so, whether transactions may not be orderly considering the weight of available evidence. If the available evidence indicates that pricing is based upon transactions that are stale or not orderly, the Company places little, if any, weight on the transaction price and will estimate fair value utilizing an internal pricing model. In addition, the Company ensures that prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models utilizing spreads, and when available, market indices. As a result of this analysis, if the Company determines that there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly and approved by the Valuation Committee.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

The Company conducts other specific monitoring controls around pricing. Daily analyses identify price changes over 3% for fixed maturities and 5% for equity securities and trade prices for both debt and equity securities that differ over 3% to the current day’s price. Weekly analyses identify prices that differ more than 5% from published bond prices of a corporate bond index. Monthly analyses identify price changes over 3%, prices that have not changed, and missing prices. Also on a monthly basis, a second source validation is performed on most sectors. Analyses are conducted by a dedicated pricing unit that follows up with trading and investment sector professionals and challenges prices with vendors when the estimated assumptions used differ from what the Company feels a market participant would use. Examples of other procedures performed include, but are not limited to, initial and on-going review of third-party pricing services’ methodologies, review of pricing statistics and trends and back testing recent trades.
The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services are classified into Level 2 because the inputs used in pricing the securities are observable. Due to the lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated with observable market data.
Derivative Instruments, including Embedded Derivatives within Investments
Derivative instruments are fair valued using pricing valuation models for OTC derivatives that utilize independent market data inputs, quoted market prices for exchange-traded and OTC-cleared derivatives, or independent broker quotations. Excluding embedded and reinsurance related derivatives, as of December 31, 2015 and 2014, 94% and 95%, respectively, of derivatives, based upon notional values, were priced by valuation models, including discounted cash flow models and option-pricing models that utilize present value techniques, or quoted market prices. The remaining derivatives were priced by broker quotations.
The Derivatives Working Group performs ongoing analyses of the valuations, assumptions and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. The Company performs various controls on derivative valuations which include both quantitative and qualitative analyses. Analyses are conducted by a dedicated derivative pricing team that works directly with investment sector professionals to analyze impacts of changes in the market environment and investigate variances. On a daily basis, market valuations are compared to counterparty valuations for OTC derivatives. There are monthly analyses to identify market value changes greater than pre-defined thresholds, stale prices, missing prices and zero prices. Also on a monthly basis, a second source validation, typically to broker quotations, is performed for certain of the more complex derivatives and all new deals during the month. A model validation review is performed on any new models, which typically includes detailed documentation and validation to a second source. The model validation documentation and results of validation are presented to the Valuation Committee for approval. There is a monthly control to review changes in pricing sources to ensure that new models are not moved to production until formally approved.
The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in the Level 3 rollforward may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.
Valuation Inputs for Investments
For Level 1 investments, which are comprised of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, short-term investments, and exchange traded futures and option contracts, valuations are based on quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date.
For the Company’s Level 2 and 3 debt securities, typical inputs used by pricing techniques include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Derivative instruments are valued using mid-market inputs that are predominantly observable in the market.
A description of additional inputs used in the Company’s Level 2 and Level 3 measurements is included in the following discussion:

Level 2
The fair values of most of the Company’s Level 2 investments are determined by management after considering prices received from third party pricing services. These investments include most fixed maturities and preferred stocks, including those reported in separate account assets, as well as derivative instruments.

•
ABS, CDOs, CMBS and RMBS – Primary inputs also include monthly payment information, collateral performance, which varies by vintage year and includes delinquency rates, collateral valuation loss severity rates, collateral refinancing assumptions, and credit default swap indices. ABS and RMBS prices also include estimates of the rate of future principal prepayments over the remaining life of the securities. These estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

•	Corporates, including investment grade private placements – Primary inputs also include observations of credit default swap curves related to the issuer.

•	Foreign government/government agencies—Primary inputs also include observations of credit default swap curves related to the issuer and political events in emerging market economies.

•	Municipals – Primary inputs also include Municipal Securities Rulemaking Board reported trades and material event notices, and issuer financial statements.

•	Short-term investments – Primary inputs also include material event notices and new issue money market rates.

•	Credit derivatives – Primary inputs include the swap yield curve and credit default swap curves.

•	Foreign exchange derivatives – Primary inputs include the swap yield curve, currency spot and forward rates, and cross currency basis curves.

•	Interest rate derivatives – Primary input is the swap yield curve.

•	Equity derivatives – Primary inputs include equity index levels.

Level 3
Most of the Company's securities classified as Level 3 include less liquid securities such as lower quality ABS, CMBS, commercial real estate ("CRE") CDOs and RMBS primarily backed by sub-prime loans. Also included in Level 3 are securities valued based on broker prices or broker spreads, without adjustments. Primary inputs for non-broker priced investments, including structured securities, are consistent with the typical inputs used in the preceding noted Level 2 measurements, but are Level 3 due to their less liquid markets. Additionally, certain long-dated securities are priced based on third party pricing services, including certain municipal securities, foreign government/government agency securities, and bank loans. Primary inputs for these long-dated securities are consistent with the typical inputs used in the preceding noted Level 1 and Level 2 measurements, but include benchmark interest rate or credit spread assumptions that are not observable in the marketplace. Significant inputs for Level 3 derivative contracts primarily include the typical inputs used in the preceding noted Level 1 and Level 2 measurements; but also include equity and interest rate volatility and swap yield curves beyond observable limits, and commodity price curves. Also included in Level 3 are certain derivative instruments that either have significant unobservable inputs or are valued based on broker quotations.

Transfers between Levels
Transfers of securities among the levels occur at the beginning of the reporting period. The amount of transfers from Level 1 to Level 2 was $711 and $1.4 billion, for the years ended December 31, 2015 and 2014, respectively, which represented previously on-the-run U.S. Treasury securities that are now off-the-run. For the years ended December 31, 2015 and 2014, there were no transfers from Level 2 to Level 1. See the fair value roll-forward tables for the years ended December 31, 2015 and 2014, for the transfers into and out of Level 3.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 Assets Measured at Fair Value
The following tables present information about significant unobservable inputs used in Level 3 assets measured at fair value. The tables exclude ABS, CRE CDOs, index options and certain corporate securities for which fair values are predominately based on broker quotations.

	As of December 31, 2015
Securities				Unobservable Inputs
Assets accounted for at fair value on a recurring basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CMBS [3]	$61	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	31bps	1,505bps	230bps	Decrease
Corporate [3]	213	Discounted cash flows	Spread	63bps	800bps	290bps	Decrease
Municipal [3]	31	Discounted cash flows	Spread	193bps	193bps	193bps	Decrease
RMBS	628	Discounted cash flows	Spread	30bps	1,696bps	172bps	Decrease
			Constant prepayment rate	—%	20%	3%	Decrease [4]
			Constant default rate	1%	10%	6%	Decrease
			Loss severity	—%	100%	79%	Decrease

	As of December 31, 2014
CMBS	$119	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	46bps	2,475bps	284bps	Decrease
Corporate [3]	324	Discounted cash flows	Spread	123bps	765bps	267bps	Decrease
Municipal [3]	32	Discounted cash flows	Spread	212bps	212bps	212bps	Decrease
RMBS	734	Discounted cash flows	Spread	23bps	1,904bps	141bps	Decrease
			Constant prepayment rate	—%	7%	3%	Decrease [4]
			Constant default rate	1%	14%	7%	Decrease
			Loss severity	—%	100%	78%	Decrease

[1]	The weighted average is determined based on the fair value of the securities.

[2]	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the preceding table.

[3]	Level 3 CMBS, corporate and municipal securities excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

[4]	Decrease for above market rate coupons and increase for below market rate coupons.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

	As of December 31, 2015
Freestanding Derivatives				Unobservable Inputs
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
Interest rate derivatives
Interest rate swaps	(30)	Discounted cash flows	Swap curve beyond 30 years	3%	3%	Decrease
GMWB hedging instruments
Equity variance swaps	(31)	Option model	Equity volatility	19%	21%	Increase
Equity options	35	Option model	Equity volatility	27%	29%	Increase
Customized swaps	131	Discounted cash flows	Equity volatility	10%	40%	Increase
Macro hedge program
Equity options [2]	179	Option model	Equity volatility	14%	28%	Increase

	As of December 31, 2014
Interest rate derivatives
Interest rate swaps	(29)	Discounted cash flows	Swap curve beyond 30 years	3%	3%	Decrease
Interest rate swaptions	2	Option Model	Interest rate volatility	1%	1%	Increase
GMWB hedging instruments
Equity options	46	Option model	Equity volatility	22%	34%	Increase
Customized swaps	124	Discounted cash flows	Equity volatility	10%	40%	Increase
Macro hedge program
Equity options	141	Option model	Equity volatility	27%	28%	Increase

[1]
Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.

[2]	Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

Securities and derivatives for which the Company bases fair value on broker quotations predominately include ABS, CDOs, index options and corporate. Due to the lack of transparency in the process brokers use to develop prices for these investments, the Company does not have access to the significant unobservable inputs brokers use to price these securities and derivatives. The Company believes however, the types of inputs brokers may use would likely be similar to those used to price securities and derivatives for which inputs are available to the Company, and therefore may include, but not be limited to, loss severity rates, constant prepayment rates, constant default rates and credit spreads. Therefore, similar to non broker priced securities and derivatives, generally, increases in these inputs would cause fair values to decrease. For the year ended, December 31, 2015, no significant adjustments were made by the Company to broker prices received.

Product Derivatives
The Company formerly offered and subsequently reinsured certain variable annuity products with GMWB riders. Also, through reinsurance from HLIKK, the Company formerly assumed GMWB, GMIB and guaranteed minimum accumulation benefit ("GMAB") riders. Concurrent with the sale of HLIKK, HLIKK recaptured certain risks that had been reinsured to the Company and HLAI by terminating or modifying intercompany agreements. Upon closing, HLIKK is responsible for all liabilities of the recaptured business. For further discussion on the sale, see Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

The GMWB provides the policyholder with a GRB which is generally equal to premiums less withdrawals.  If the policyholder’s account value is reduced a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. Certain contract provisions can increase the GRB at contract holder election or after the passage of time. The GMWB represents an embedded derivative in the variable annuity contract. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses. The Company’s GMWB liability is carried at fair value and reported in other policyholder funds. The notional value of the embedded derivative is the GRB.
In valuing the embedded derivative, the Company attributes to the derivative a portion of the fees collected from the contract holder equal to the present value of future GMWB claims (the “Attributed Fees”). All changes in the fair value of the embedded derivative are recorded in net realized capital gains and losses. The excess of fees collected from the contract holder over the Attributed Fees are associated with the host variable annuity contract reported in fee income.
Effective April 1, 2014, HLAI, terminated its reinsurance agreement with an affiliated captive reinsurer and recaptured all reinsurance risks. For further information regarding this reinsurance agreement, see Note 10 -Transactions with Affiliates of Notes to Consolidated Financial Statements.
GMWB Reinsurance Derivative
The Company has reinsurance arrangements in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives and carried at fair value in reinsurance recoverables. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains and losses.
The fair value of the GMWB reinsurance derivative is calculated as an aggregation of the components described in the Living Benefits Required to be Fair Valued discussion below and is modeled using significant unobservable policyholder behavior inputs, identical to those used in calculating the underlying liability, such as lapses, fund selection, resets and withdrawal utilization and risk margins.
Living Benefits Required to be Fair Valued (in Other Policyholder Funds and Benefits Payable)
Fair values for GMWBs classified as embedded derivatives are calculated using the income approach based upon internally developed models because active, observable markets do not exist for those items. The fair value of these GMWBs and the related reinsurance and customized freestanding derivatives are calculated as an aggregation of the following components: Best Estimate Claim Payments; Credit Standing Adjustment; and Margins. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants, including reinsurance discussions and transactions. The Company believes the aggregation of these components, as necessary and as reconciled or calibrated to the market information available to the Company, results in an amount that the Company would be required to transfer to or receive from market participants in an active liquid market, if one existed, for those market participants to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. The fair value is likely to materially diverge from the ultimate settlement of the liability as the Company believes settlement will be based on our best estimate assumptions rather than those best estimate assumptions plus risk margins. In the absence of any transfer of the guaranteed benefit liability to a third party, the release of risk margins is likely to be reflected as realized gains in future periods’ net income. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value. Oversight of the Company’s valuation policies and processes for product and GMWB reinsurance derivatives is performed by a multidisciplinary group comprised of finance, actuarial and risk management professionals. This multidisciplinary group reviews and approves changes and enhancements to the Company’s valuation model as well as associated controls.
Best Estimate Claims Costs
The Best Estimate Claims Costs is calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior such as lapses, fund selection, resets and withdrawal utilization (for the customized derivatives, policyholder behavior is prescribed in the derivative contract). Because of the dynamic and complex nature of these cash flows, best estimate assumptions and a Monte Carlo stochastic process involving the generation of thousands of scenarios that assume risk neutral returns consistent with swap rates and a blend of observable implied index volatility levels were used. Estimating these cash flows involves numerous estimates and subjective judgments regarding a number of variables. These variables include expected markets rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates, and assumptions about policyholder behavior which emerge over time.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

At each valuation date, the Company assumes expected returns based on:

•	risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates;

•	market implied volatility assumptions for each underlying index based primarily on a blend of observed market “implied volatility” data;

•	correlations of historical returns across underlying well known market indices based on actual observed returns over the ten years preceding the valuation date; and

•	three years of history for fund regression.
On a daily basis, the Company updates capital market assumptions used in the GMWB liability model such as interest rates, equity indices and the blend of implied equity index volatilities. The Company monitors various aspects of policyholder behavior and may modify certain of its assumptions, including living benefit lapses and withdrawal rates, if credible emerging data indicates that changes are warranted. In addition, the Company will continue to evaluate policyholder behavior assumptions should we implement initiatives to reduce the size of the variable annuity business. At a minimum, all policyholder behavior assumptions are reviewed and updated, as appropriate, in conjunction with the completion of the Company’s annual comprehensive study to refine its estimate of future gross profits.
Credit Standing Adjustment
This assumption makes an adjustment that market participants would make, in determining fair value, to reflect the risk that guaranteed benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of observable Company and reinsurer credit default spreads from capital markets, adjusted for market recoverability. For the years ended December 31, 2015, 2014 and 2013, the credit standing adjustment assumption, net of reinsurance and exclusive of the impact of the credit standing adjustment on other market sensitivities, resulted in pre-tax realized gains (losses) of $(2), $41 and $492, respectively. As of December 31, 2015 and 2014, the credit standing adjustment was $0 and $1, respectively.
Margins
The behavior risk margin adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.
Assumption updates, including policyholder behavior assumptions, affected best estimates and margins for total pre-tax realized gains (losses) of $(42), $31 and $28 for the years ended December 31, 2015, 2014 and 2013. As of December 31, 2015 and 2014 the behavior risk margin was $45 and $74, respectively.
In addition to the non-market-based updates described above, the Company recognized non-market-based updates driven by the relative outperformance (underperformance) of the underlying actively managed funds as compared to their respective indices resulting in before-tax realized gains (losses) of approximately $(18), $(5) and $11 for the years ended December 31, 2015, 2014 and 2013, respectively.
The following table provides quantitative information about the significant unobservable inputs and is applicable to all of the GMWB embedded derivative and the GMWB reinsurance derivative for the years ended December 31, 2015 and 2014.

	Unobservable Inputs
Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value Measurement [1]
Withdrawal Utilization [2]	20%	100%	Increase
Withdrawal Rates [3]	—%	8%	Increase
Lapse Rates [4]	—%	75%	Decrease
Reset Elections [5]	20%	75%	Increase
Equity Volatility [6]	10%	40%	Increase

[1]	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.

[2]	Range represents assumed cumulative percentages of policyholders taking withdrawals.

[3]	Range represents assumed cumulative annual amount withdrawn by policyholders.

[4]	Range represents assumed annual percentages of full surrender of the underlying variable annuity contracts across all policy durations for in force business.

[5]	Range represents assumed cumulative percentages of policyholders that would elect to reset their guaranteed benefit base.

[6]	Range represents implied market volatilities for equity indices based on multiple pricing sources.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Generally a change in withdrawal utilization assumptions would be accompanied by a directionally opposite change in lapse rate assumptions, as the behavior of policyholders that utilize GMWB riders is typically different from policyholders that do not utilize these riders.
Separate Account Assets
Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. Separate account assets classified as Level 3 primarily include limited partnerships in which fair value represents the separate account’s share of the fair value of the equity in the investment (“net asset value”) and are classified in level 3 based on the Company’s ability to redeem its investment.
Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)
The following tables provide fair value roll forwards for the year ended December 31, 2015, for financial instruments classified as Level 3.

	Fixed Maturities, AFS								Fixed Maturities, FVO
Assets	ABS	CDOs	CMBS	Corporate	Foreign govt./govt. agencies	Municipal	RMBS	Total Fixed Maturities, AFS
Fair value as of January 1, 2015	$82	$360	$119	$646	$30	$54	$734	$2,025	$84
Total realized/unrealized gains (losses)
Included in net income [1] [2]	—	(1)	—	(18)	—	—	(2)	(21)	(5)
Included in OCI [3]	(2)	3	(5)	(38)	(3)	(5)	(2)	(52)	1
Purchases	22	—	18	45	5	—	154	244	6
Settlements	—	(26)	(36)	(21)	(3)	—	(126)	(212)	(23)
Sales	(6)	—	(3)	(43)	(15)	—	(127)	(194)	(50)
Transfers into Level 3 [4]	1	—	4	99	3	—	16	123	—
Transfers out of Level 3 [4]	(92)	(6)	(35)	(136)	—	—	(19)	(288)	(11)
Fair value as of December 31, 2015	$5	$330	$62	$534	$17	$49	$628	$1,625	$2
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2015 [2] [6]	$—	$(1)	$(1)	$(17)	$—	$—	$(3)	$(22)	$(3)

		Freestanding Derivatives [5]
Assets (Liabilities)	Equity Securities AFS	Credit	Commodity	Equity	Interest Rate	GMWB Hedging	Macro Hedge Program	Total Free- Standing Derivatives [5]
Fair value as of January 1, 2015	$48	$(3)	$—	$5	$(27)	$170	$141	$286
Total realized/unrealized gains (losses)
Included in net income [1] [2]	(5)	1	(3)	5	(1)	(16)	(41)	(55)
Included in OCI [3]	1	—		—	—	—	—	—
Purchases	11	(8)		—	—	—	47	39
Settlements	(1)	—	(3)	(10)	(1)	(19)	—	(33)
Sales	(13)	—		—	—	—	—	—
Transfers into Level 3 [4]	—	—	6	—	—	—	—	6
Transfers out of Level 3 [4]	(3)	10		—	—	—	—	10
Fair value as of December 31, 2015	$38	$—	$—	$—	$(29)	$135	$147	$253
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2015 [2] [6]	$(5)	$—	$—	$—	$—	$(5)	$(34)	$(39)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Assets	Reinsurance Recoverable for GMWB	Separate Accounts
Fair value as of January 1, 2015	$56	$578
Total realized/unrealized gains (losses)
Included in net income [1] [2]	9	12
Included in OCI [3]	—	(5)
Purchases	—	394
Settlements	18	(19)
Sales	—	(265)
Transfers into Level 3 [4]	—	12
Transfers out of Level 3 [4]	—	(202)
Fair value as of December 31, 2015	$83	$505
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2015 [2] [6]	$9	$11

	Other Policyholder Funds and Benefits Payable
Liabilities	Guaranteed Withdrawal Benefits [7]	Equity Linked Notes	Consumer Notes
Fair value as of January 1, 2015	$(139)	$(26)	$(3)
Total realized/unrealized gains (losses)
Included in net income [1] [2]	(59)	—	3
Settlements	(64)	—	—
Fair value as of December 31, 2015	$(262)	$(26)	$—
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2015 [2] [6]	$(59)	$—	$3
The tables below provide a fair value roll forward for the year ended December 31, 2014, for the Level 3 financial instruments.

	Fixed Maturities, AFS
Assets	ABS	CDOs	CMBS	Corporate	Foreign govt./govt. agencies	Municipal	RMBS	Total Fixed Maturities, AFS	Fixed Maturities, FVO
Fair value as of January 1, 2014	$108	$428	$360	$790	$38	$49	$798	$2,571	$178
Total realized/unrealized gains (losses)
Included in net income [1] [2]	—	11	6	(10)	(1)	—	11	17	17
Included in OCI [3]	2	(7)	(6)	16	5	6	4	20	—
Purchases	32	6	26	62	6	—	230	362	14
Settlements	(1)	(44)	(175)	(36)	(4)	—	(127)	(387)	(121)
Sales	(11)	(21)	(34)	(96)	(14)	(1)	(150)	(327)	(4)
Transfers into Level 3 [4]	71	48	7	146	—	—	—	272	—
Transfers out of Level 3 [4]	(119)	(61)	(65)	(226)	—	—	(32)	(503)	—
Fair value as of December 31, 2014	$82	$360	$119	$646	$30	$54	$734	$2,025	$84
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2014 [2] [6]	$—	$—	$(2)	$(4)	$(2)	$—	$(1)	$(9)	$14

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

		Freestanding Derivatives [5]
Assets (Liabilities)	Equity Securities, AFS	Credit	Foreign Exchange Contracts	Equity	Interest Rate	GMWB Hedging	Macro Hedge Program	Intl. Program Hedging	Total Free-Standing Derivatives [5]
Fair value as of January 1, 2014	$51	$2	$—	$2	$(24)	$146	$139	$(61)	$204
Total realized/unrealized gains (losses)
Included in net income [1] [2]	4	(2)	2	3	(5)	13	(12)	24	23
Included in OCI [3]	1	—	—	—	—	—	—	—	—
Purchases	6	(2)	—	—	4	4	14	9	29
Settlements	—	—	—	—	—	7	—	(5)	2
Sales	(14)	—	—	—	—	—	—	—	—
Transfers into Level 3 [4]	—	—	(2)	—	—	—	—	—	(2)
Transfers out of Level 3 [4]	—	(1)	—	—	(2)	—	—	33	30
Fair value as of December 31, 2014	$48	$(3)	$—	$5	$(27)	$170	$141	$—	$286
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2014 [2] [6]	$(1)	$(3)	$—	$—	$(5)	$1	$(11)	$17	$(1)

Assets	Reinsurance Recoverable for GMWB	Separate Accounts
Fair value as of January 1, 2014	$(465)	$737
Total realized/unrealized gains (losses)
Included in net income [1] [2]	441	13
Purchases	—	339
Settlements	80	(3)
Sales	—	(201)
Transfers into Level 3 [4]	—	37
Transfers out of Level 3 [4]	—	(344)
Fair value as of December 31, 2014	$56	$578
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2014 [2] [6]	$441	$8

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

	Other Policyholder Funds and Benefits Payable [1]
Liabilities	Guaranteed Living Benefits [6]	Equity Linked Notes	Total Other Policyholder Funds and Benefits Payable	Consumer Notes
Fair value as of January 1, 2014	$(576)	$(18)	$(594)	$(2)
Total realized/unrealized gains (losses)
Included in net income [1] [2]	577	(8)	569	(1)
Settlements	(140)	—	(140)	—
Fair value as of December 31, 2014	$(139)	$(26)	$(165)	$(3)
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2014 [2] [6]	$167	$(8)	$159	$(1)

[1]
The Company classifies gains and losses on GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.

[2]
All amounts in these rows are reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization of DAC.

[3]	All amounts are before income taxes and amortization of DAC.

[4]	Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs.

[5]	Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported in the Consolidated Balance Sheet in other investments and other liabilities.

[6]	Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

[7]
Settlements of other liabilities reflect the removal of liabilities carried at fair value upon the deconsolidation of a variable interest entity. See Note 3 - Investments and Derivative Instruments of Notes to Consolidated Financial Statements for additional information.

Fair Value Option
FVO investments include certain securities that contain embedded credit derivatives with underlying credit risk primarily related to residential and commercial real estate, for which the company has elected the fair value option. The Company also classifies the underlying fixed maturities held in certain consolidated investment funds within the Fixed Maturities, FVO line on the Consolidated Balance Sheets. The Company reports these consolidated investment companies at fair value with changes in the fair value of these securities recognized in net realized capital gains and losses, which is consistent with accounting requirements for investment companies. The investment funds hold fixed income securities in multiple sectors and the Company has management and control of the funds as well as a significant ownership interest.
The Company also elected the fair value option for certain equity securities in order to align the accounting with total return swap contracts that hedge the risk associated with the investments. The swaps do not qualify for hedge accounting and the change in value of both the equity securities and the total return swaps are recorded in net realized capital gains and losses. These equity securities are classified within equity securities, AFS on the Consolidated Balance Sheets. Income earned from FVO securities is recorded in net investment income and changes in fair value are recorded in net realized capital gains and losses.
The following table presents the changes in fair value of those assets and liabilities accounted for using the fair value option reported in net realized capital gains and losses in the Company's Consolidated Statements of Operations.

	Year Ended December 31,
	2015	2014
Assets
Fixed maturities, FVO
CDOs	$1	$21
Corporate	(3)	(3)
Foreign government	2	16
Total fixed maturities, FVO	$—	$34
Equity, FVO	(12)	(2)
Total realized capital gains (losses)	$(12)	$32

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

The following table presents the fair value of assets and liabilities accounted for using the fair value option included in the Company's Consolidated Balance Sheets.

	Year Ended December 31,
	2015	2014
Assets
Fixed maturities, FVO
ABS	$4	$13
CDOs	1	67
CMBS	6	15
Corporate	31	96
Foreign government	1	3
Municipals	—	2
RMBS	119	82
U.S. Government	3	2
Total fixed maturities, FVO	$165	$280
Equity, FVO [1]	$281	$248

[1]	Included in equity securities, AFS on the Consolidated Balance Sheets.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Financial Instruments Not Carried at Fair Value
The following table presents carrying amounts and fair values of the Company's financial instruments not carried at fair value.

		December 31, 2015		December 31, 2014
	Fair Value Hierarchy Level	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Assets
Policy loans	Level 3	$1,446	$1,446	$1,430	$1,430
Mortgage loans	Level 3	2,918	2,995	3,109	3,280
Liabilities
Other policyholder funds and benefits payable [1]	Level 3	6,611	6,802	7,134	7,353
Consumer notes [2] [3]	Level 3	38	38	68	68
Assumed investment contracts [3]	Level 3	619	682	763	851

[1]	Excludes group accident and health and universal life insurance contracts, including corporate owned life insurance.

[2]	Excludes amounts carried at fair value and included in disclosures above.

[3]	Included in other liabilities in the Consolidated Balance Sheets.
Fair values for policy loans were determined using current loan coupon rates, which reflect the current rates available under the contracts. As a result, the fair value approximates the carrying value of the policy loans. During the second quarter of 2014, the Company changed the valuation technique used to estimate the fair value of policy loans, which previously was estimated by utilizing discounted cash flow calculations, using U.S. Treasury interest rates, based on the loan durations.
Fair values for mortgage loans were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.
Fair values for other policyholder funds and benefits payable and assumed investment contracts, not carried at fair value, were estimated based on the cash surrender values of the underlying policies or by estimating future cash flows discounted at current interest rates adjusted for credit risk.
Fair values for consumer notes were estimated using discounted cash flow calculations using current interest rates adjusted for estimated loan durations.
3. Investments and Derivative Instruments
Net Investment Income

	For the years ended December 31,
(Before-tax)	2015	2014	2013
Fixed maturities [1]	$1,095	$1,113	$1,253
Equity securities	7	14	8
Mortgage loans	152	156	172
Policy loans	82	80	82
Limited partnerships and other alternative investments	97	141	119
Other investments [2]	82	111	125
Investment expenses	(59)	(72)	(76)
Total net investment income	$1,456	$1,543	$1,683

[1]	Includes net investment income on short-term investments.

[2]	Includes income from derivatives that hedge fixed maturities and qualify for hedge accounting.
Net Realized Capital Gains (Losses)

	For the years ended December 31,
(Before-tax)	2015	2014	2013
Gross gains on sales [1]	$239	$264	$2,196
Gross losses on sales	(211)	(235)	(700)
Net OTTI losses recognized in earnings	(61)	(29)	(45)
Valuation allowances on mortgage loans	(4)	(4)	(1)
Japanese fixed annuity contract hedges, net [2]	—	(14)	6
Periodic net coupon settlements on credit derivatives	6	11	(3)
Results of variable annuity hedge program
GMWB derivatives, net	(87)	5	262
Macro hedge program	(46)	(11)	(234)
Total U.S. program	(133)	(6)	28
International Program [3]	—	(126)	(963)
Total results of variable annuity hedge program	(133)	(132)	(935)
GMIB/GMAB/GMWB reinsurance	—	579	1,107
Modified coinsurance reinsurance contracts	46	395	(1,405)
Other, net [4]	(28)	(258)	106
Net realized capital gains (losses), before-tax	$(146)	$577	$326

[1]	Includes $1.5 billion of gross gains relating to the sales of the Retirement Plans and Individual Life businesses in the year ended December 31, 2013.

[2]
For the years ended December 31, 2014 and 2013, includes the transactional foreign currency re-valuation gains (losses) of $(51) and $324, respectively, related to the Japan fixed annuity product, as well as the change in value related to the derivative hedging instruments and the Japan government FVO securities of $37, and $(318), respectively.

[3]	Includes $(2) and $(55) of transactional foreign currency re-valuation losses for the years ended December 31, 2014 and 2013, respectively.

[4]
Other, net gains and losses include transactional foreign currency revaluation gains (losses) on the yen denominated fixed payout annuity liabilities and gains (losses) on non-qualifying derivatives used to hedge the foreign currency exposure of the liabilities. Gains (losses) from transactional foreign currency revaluation of the reinsured liabilities were $4, $116, and $250, respectively, for the years ended December 31, 2015, 2014 and 2013. Gains (losses) on the instruments used to hedge the foreign currency exposure on the reinsured fixed payout annuities were $(21), $(148), and $(268), respectively, for the years ended December 31, 2015, 2014 and 2013. Includes $71 of gains relating to the sales of the Retirement Plans and Individual Life businesses for the year ended December 31, 2013 as well as changes in value of non-qualifying derivatives. Also includes for the year ended December 31, 2014 a loss of $(213) related to the recapture of the GMIB/GMAB/GMWB reinsurance contracts, which is offset by gains on the termination of the embedded derivative reflected in the GMIB/GMAB/GMWB reinsurance line.

Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Before tax, net gains and losses on sales and impairments previously reported as unrealized gains or losses in AOCI were $(27), $1 and $1.4 billion for the years ended December 31, 2015, 2014 and 2013, respectively.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Sales of Available-for-Sale Securities

	For the years ended December 31,
	2015	2014	2013
Fixed maturities, AFS
Sale proceeds	$9,454	$9,084	$19,190
Gross gains [1]	195	210	1,867
Gross losses	(161)	(183)	(421)
Equity securities, AFS
Sale proceeds	$586	$107	$81
Gross gains	26	9	254
Gross losses	(26)	(6)	(263)

[1]	Includes $1.5 billion of gross gains relating to the sales of the Retirement Plans and Individual Life businesses for the year ended December 31, 2013.
Sales of AFS securities in 2015 were primarily a result of duration and liquidity management, as well as tactical changes to the portfolio as a result of changing market conditions.
Recognition and Presentation of Other-Than-Temporary Impairments
The Company deems bonds and certain equity securities with debt-like characteristics (collectively “debt securities”) to be other-than-temporarily impaired (“impaired”) if a security meets the following conditions: a) the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value ("intent-to-sell"), or b) the Company does not expect to recover the entire amortized cost basis of the security. If the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value, a charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security. For those impaired debt securities which do not meet the first condition and for which the Company does not expect to recover the entire amortized cost basis, the difference between the security’s amortized cost basis and the fair value is separated into the portion representing a credit OTTI, which is recorded in net realized capital losses, and the remaining non-credit impairment, which is recorded in OCI. Generally, the Company determines a security’s credit impairment as the difference between its amortized cost basis and its best estimate of expected future cash flows discounted at the security’s effective yield prior to impairment. The remaining non-credit impairment is the difference between the security’s fair value and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment, which typically includes current market liquidity and risk premiums. The previous amortized cost basis less the impairment recognized in net realized capital losses becomes the security’s new cost basis. The Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary.
The Company’s evaluation of whether a credit impairment exists for debt securities includes but is not limited to, the following factors: (a) changes in the financial condition of the security’s underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) changes in the financial condition, credit rating and near-term prospects of the issuer, (d) the extent to which the fair value has been less than the amortized cost of the security and (e) the payment structure of the security. The Company’s best estimate of expected future cash flows used to determine the credit loss amount is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the security. The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, and loan-to-value ("LTV") ratios. In addition, for structured securities, the Company considers factors including, but not limited to, average cumulative collateral loss rates that vary by vintage year, commercial and residential property value declines that vary by property type and location and commercial real estate delinquency levels. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon new information regarding the performance of the issuer and/or underlying collateral such as changes in the projections of the underlying property value estimates.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

For equity securities where the decline in the fair value is deemed to be other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The previous cost basis less the impairment becomes the security’s new cost basis. The Company asserts its intent and ability to retain those equity securities deemed to be temporarily impaired until the price recovers. Once identified, these securities are systematically restricted from trading unless approved by investment and accounting professionals. The investment and accounting professionals will only authorize the sale of these securities based on predefined criteria that relate to events that could not have been reasonably foreseen. Examples of the criteria include, but are not limited to, the deterioration in the issuer’s financial condition, security price declines, a change in regulatory requirements or a major business combination or major disposition.
The primary factors considered in evaluating whether an impairment exists for an equity security include, but are not limited to: (a) the length of time and extent to which the fair value has been less than the cost of the security, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, (c) whether the issuer is current on preferred stock dividends and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery.
The following table presents the Company's impairments by impairment type.

	For the years ended December 31,
	2015	2014	2013
Intent-to-sell impairments	$24	$11	$18
Credit impairments	23	16	18
Impairments on equity securities	14	1	9
Other impairments	—	1	—
Total impairments	$61	$29	$45
The following table presents a roll-forward of the Company’s cumulative credit impairments on fixed maturities held.

	For the years ended December 31,
(Before-tax)	2015	2014	2013
Balance, beginning of period	$(296)	$(410)	$(813)
Additions for credit impairments recognized on [1]:
Securities not previously impaired	(11)	(7)	(14)
Securities previously impaired	(12)	(9)	(4)
Reductions for credit impairments previously recognized on:
Securities that matured or were sold during the period	58	111	403
Securities the Company made the decision to sell or more likely than not will be required to sell	1	—	1
Securities due to an increase in expected cash flows	49	19	$17
Balance as of end of period	$(211)	$(296)	$(410)

[1]	These additions are included in the net OTTI losses recognized in earnings in the Consolidated Statements of Operations.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Available-for-Sale Securities
The following table presents the Company’s AFS securities by type.

	December 31, 2015					December 31, 2014
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-Credit OTTI [1]	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-Credit OTTI [1]
ABS	$864	$16	$(34)	$846	$—	$1,181	$20	$(30)	$1,171	$—
CDOs [2]	1,354	67	(11)	1,408	—	1,083	84	(20)	1,148	—
CMBS	1,936	52	(24)	1,964	(3)	1,797	97	(7)	1,887	(3)
Corporate	14,425	975	(225)	15,175	(3)	14,166	1,685	(109)	15,742	(3)
Foreign govt./govt. agencies	328	14	(11)	331	—	576	35	(9)	602	—
Municipal	1,057	80	(5)	1,132	—	935	118	(1)	1,052	—
RMBS	1,468	43	(8)	1,503	—	1,805	64	(12)	1,857	—
U.S. Treasuries	2,127	184	(13)	2,298	—	1,717	261	(1)	1,977	—
Total fixed maturities, AFS	23,559	1,431	(331)	24,657	(6)	23,260	2,364	(189)	25,436	(6)
Equity securities, AFS [3]	178	11	(11)	178	—	275	10	(19)	266	—
Total AFS securities	$23,737	$1,442	$(342)	$24,835	$(6)	$23,535	$2,374	$(208)	$25,702	$(6)

[1]
Represents the amount of cumulative non-credit OTTI losses recognized in OCI on securities that also had credit impairments. These losses are included in gross unrealized losses as of December 31, 2015 and 2014.

[2]	Gross unrealized gains (losses) exclude the fair value of bifurcated embedded derivatives within certain securities. Subsequent changes in value are recorded in net realized capital gains (losses).

[3]	Excludes equity securities, FVO, with a cost and fair value of $293 and $281, respectively, as of December 31, 2015, and $250 and $248 as of December 31, 2014.
The following table presents the Company’s fixed maturities, AFS, by contractual maturity year.

	December 31, 2015		December 31, 2014
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$953	$974	$1,031	$1,043
Over one year through five years	4,973	5,075	4,902	5,168
Over five years through ten years	3,650	3,714	3,345	3,501
Over ten years	8,361	9,173	8,116	9,661
Subtotal	17,937	18,936	17,394	19,373
Mortgage-backed and asset-backed securities	5,622	5,721	5,866	6,063
Total fixed maturities, AFS	$23,559	$24,657	$23,260	$25,436
Estimated maturities may differ from contractual maturities due to security call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

The Company had no investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholders' equity, other than the U.S. government and certain U.S. government securities as of December 31, 2015 or 2014. As of December 31, 2015, other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were Morgan Stanley, Verizon Communications Inc., and Bank of America Corp. which each comprised less than 1% of total invested assets. As of December 31, 2014, other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were the HSBC Holdings PLC, Verizon Communication Inc., and Bank of America Corp., which each comprised less than 1% of total invested assets.
The Company’s three largest exposures by sector as of December 31, 2015, were financial services, utilities, and consumer non-cyclical which comprised approximately 11%, 8% and 7%, respectively, of total invested assets. The Company’s three largest exposures by sector as of December 31, 2014 were financial services, utilities, and consumer non-cyclical which comprised approximately 9%, 8% and 7%, respectively, of total invested assets.
Unrealized Losses on AFS Securities
The following tables present the Company’s unrealized loss aging for AFS securities by type and length of time the security was in a continuous unrealized loss position.

	December 31, 2015
	Less Than 12 Months			12 Months or More			Total
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
ABS	$387	$385	$(2)	$271	$239	$(32)	$658	$624	$(34)
CDOs [1]	608	602	(6)	500	493	(5)	1,108	1,095	(11)
CMBS	655	636	(19)	99	94	(5)	754	730	(24)
Corporate	4,880	4,696	(184)	363	322	(41)	5,243	5,018	(225)
Foreign govt./govt. agencies	144	136	(8)	30	27	(3)	174	163	(11)
Municipal	179	174	(5)	—	—	—	179	174	(5)
RMBS	280	279	(1)	230	223	(7)	510	502	(8)
U.S. Treasuries	963	950	(13)	8	8	—	971	958	(13)
Total fixed maturities, AFS	8,096	7,858	(238)	1,501	1,406	(93)	9,597	9,264	(331)
Equity securities, AFS [2]	83	79	(4)	44	37	(7)	127	116	(11)
Total securities in an unrealized loss position	$8,179	$7,937	$(242)	$1,545	$1,443	$(100)	$9,724	$9,380	$(342)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

	December 31, 2014
	Less Than 12 Months			12 Months or More			Total
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
ABS	$368	$367	$(1)	$340	$311	$(29)	$708	$678	$(30)
CDOs [1]	123	122	(1)	771	753	(19)	894	875	(20)
CMBS	109	108	(1)	194	188	(6)	303	296	(7)
Corporate	1,542	1,491	(51)	661	603	(58)	2,203	2,094	(109)
Foreign govt./govt. agencies	145	140	(5)	68	64	(4)	213	204	(9)
Municipal	14	14	—	13	12	(1)	27	26	(1)
RMBS	148	147	(1)	229	218	(11)	377	365	(12)
U.S. Treasuries	184	184	—	18	17	(1)	202	201	(1)
Total fixed maturities, AFS	2,633	2,573	(60)	2,294	2,166	(129)	4,927	4,739	(189)
Equity securities, AFS [2]	81	75	(6)	92	79	(13)	173	154	(19)
Total securities in an unrealized loss position	$2,714	$2,648	$(66)	$2,386	$2,245	$(142)	$5,100	$4,893	$(208)

[1]	Unrealized losses exclude the change in fair value of bifurcated embedded derivatives within certain securities for which changes in fair value are recorded in net realized capital gains (losses).

[2]	As of December 31, 2015 and 2014, excludes equity securities, FVO which are included in equity securities, AFS on the Consolidated Balance Sheets.

As of December 31, 2015, AFS securities in an unrealized loss position consisted of 2,814 securities, primarily in the corporate sector, as well as commercial and residential real estate and student loan ABS, which were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2015, 92% of these securities were depressed less than 20% of cost or amortized cost. The increase in unrealized losses during 2015 was primarily attributable to wider credit spreads and an increase in interest rates.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Most of the securities depressed for twelve months or more primarily relate to student loan ABS and corporate securities concentrated in the financial services and energy sectors, as well as structured securities with exposure to commercial and residential real estate. Student loan ABS and corporate financial services securities were primarily depressed because the securities have floating-rate coupons and have long-dated maturities, and current credit spreads are wider than when these securities were purchased. Corporate securities within the energy sector are primarily depressed due to a decline in oil prices. For certain commercial and residential real estate securities, current market spreads are wider than spreads at the securities' respective purchase dates. The Company neither has an intention to sell nor does it expect to be required to sell the securities outlined in the preceding discussion.
Mortgage Loans
Mortgage Loan Valuation Allowances
The Company’s security monitoring process reviews mortgage loans on a quarterly basis to identify potential credit losses. Commercial mortgage loans are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. Criteria used to determine if an impairment exists include, but are not limited to: current and projected macroeconomic factors, such as unemployment rates, and property-specific factors such as rental rates, occupancy levels, LTV ratios and debt service coverage ratios (“DSCR”). In addition, the Company considers historic, current and projected delinquency rates and property values. These assumptions require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the borrower and/or underlying collateral such as changes in the projections of the underlying property value estimates.
For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s share of either (a) the present value of the expected future cash flows discounted at the loan’s effective interest rate, (b) the loan’s observable market price or, most frequently, (c) the fair value of the collateral. A valuation allowance has been established for either individual loans or as a projected loss contingency for loans with an LTV ratio of 90% or greater and after consideration of other credit quality factors, including DSCR. Changes in valuation allowances are recorded in net realized capital gains and losses. Interest income on impaired loans is accrued to the extent it is deemed collectible and the loans continue to perform under the original or restructured terms. Interest income ceases to accrue for loans when it is probable that the Company will not receive interest and principal payments according to the contractual terms of the loan agreement. Loans may resume accrual status when it is determined that sufficient collateral exists to satisfy the full amount of the loan and interest payments, as well as when it is probable cash will be received in the foreseeable future. Interest income on defaulted loans is recognized when received.

	December 31, 2015			December 31, 2014
	Amortized Cost [1]	Valuation Allowance	Carrying Value	Amortized Cost [1]	Valuation Allowance	Carrying Value
Total commercial mortgage loans	$2,937	$(19)	$2,918	$3,124	$(15)	$3,109

[1]	Amortized cost represents carrying value prior to valuation allowances, if any.
As of December 31, 2015 and 2014, the carrying value of mortgage loans associated with the valuation allowance was $39 and $49, respectively. There were no mortgage loans held-for-sale as of December 31, 2015, or December 31, 2014. As of December 31, 2015, loans within the Company’s mortgage loan portfolio that have had extensions or restructurings other than what is allowable under the original terms of the contract are immaterial.
The following table presents the activity within the Company’s valuation allowance for mortgage loans. These loans have been evaluated both individually and collectively for impairment. Loans evaluated collectively for impairment are immaterial.

	For the years ended December 31,
	2015	2014	2013
Balance as of January 1	$(15)	$(12)	$(14)
(Additions)/Reversals	(4)	(4)	(2)
Deductions	—	1	4
Balance as of December 31	$(19)	$(15)	$(12)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

The weighted-average LTV ratio of the Company’s commercial mortgage loan portfolio was 54% as of December 31, 2015, while the weighted-average LTV ratio at origination of these loans was 63%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan. The loan values are updated no less than annually through property level reviews of the portfolio. Factors considered in the property valuation include, but are not limited to, actual and expected property cash flows, geographic market data and capitalization rates. DSCR compares a property’s net operating income to the borrower’s principal and interest payments. The weighted average DSCR of the Company’s commercial mortgage loan portfolio was 2.45x as of December 31, 2015. As of December 31, 2015, the Company held one delinquent commercial mortgage loan past due by 90 days or more. The loan had a total carrying value and valuation allowance of $15 and $16, respectively, and was not accruing income. As of December 31, 2014, the Company held no delinquent commercial mortgage loans past due by 90 days or more.
The following table presents the carrying value of the Company’s commercial mortgage loans by LTV and DSCR.

Commercial Mortgage Loans Credit Quality
	December 31, 2015		December 31, 2014
Loan-to-value	Carrying Value	Avg. Debt-Service Coverage Ratio	Carrying Value	Avg. Debt-Service Coverage Ratio
Greater than 80%	$15	0.91x	$21	1.14x
65% - 80%	280	1.78x	452	1.71x
Less than 65%	2,623	2.54x	2,636	2.49x
Total commercial mortgage loans	$2,918	2.45x	$3,109	2.36x
The following tables present the carrying value of the Company’s mortgage loans by region and property type.

Mortgage Loans by Region
	December 31, 2015		December 31, 2014
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
East North Central	$66	2.3%	$64	2.1%
East South Central	14	0.5%	—	—%
Middle Atlantic	210	7.2%	272	8.7%
Mountain	4	0.1%	35	1.1%
New England	163	5.6%	146	4.7%
Pacific	933	32.0%	905	29.1%
South Atlantic	579	19.8%	532	17.1%
West North Central	1	—%	15	0.5%
West South Central	125	4.3%	125	4.0%
Other [1]	823	28.2%	1,015	32.7%
Total mortgage loans	$2,918	100%	$3,109	100%

[1]	Primarily represents loans collateralized by multiple properties in various regions.

Mortgage Loans by Property Type
	December 31, 2015		December 31, 2014
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Commercial
Agricultural	$16	0.5%	$22	0.7%
Industrial	829	28.4%	989	31.8%
Lodging	26	0.9%	26	0.8%
Multifamily	557	19.1%	522	16.8%
Office	729	25.0%	723	23.3%
Retail	650	22.3%	713	22.9%
Other	111	3.8%	114	3.7%
Total mortgage loans	$2,918	100%	$3,109	100%

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Variable Interest Entities
The Company is involved with various special purpose entities and other entities that are deemed to be VIEs primarily as a collateral or investment manager and as an investor through normal investment activities, as well as a means of accessing capital through a contingent capital facility ("the facility"). For further information on the facility, see Note 7 - Debt of Notes to Consolidated Financial Statements.
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE in the Company’s Consolidated Financial Statements.
Consolidated VIEs
The following table presents the carrying value of assets and liabilities, and the maximum exposure to loss relating to the VIEs for which the Company is the primary beneficiary. Creditors have no recourse against the Company in the event of default by these VIEs nor does the Company have any implied or unfunded commitments to these VIEs. The Company’s financial or other support provided to these VIEs is limited to its collateral or investment management services and original investment.

	December 31, 2015			December 31, 2014
	Total Assets	Total Liabilities [1]	Maximum Exposure to Loss [2]	Total Assets	Total Liabilities [1]	Maximum Exposure to Loss [2]
Investment funds [3]	$52	$11	$42	$154	$20	$138
Limited partnerships and other alternative investments	2	1	1	3	2	1
Total	$54	$12	$43	$157	$22	$139

[1]	Included in other liabilities in the Company’s Consolidated Balance Sheets.

[2]
The maximum exposure to loss represents the maximum loss amount that the Company could recognize as a reduction in net investment income or as a realized capital loss and is the cost basis of the Company’s investment.

[3]	Total assets included in fixed maturities, FVO, short-term investments, and equity, AFS in the Company's Consolidated Balance Sheets.
Investment funds represent fixed income funds for which the Company has management and control of investments which is the activity that most significantly impacts its economic performance. The decline in investments funds is due to redemptions paid by one of the funds. Limited partnerships represent one hedge fund of funds for which the Company holds a majority interest in the fund as an investment.
Non-Consolidated VIEs
The Company, through normal investment activities, makes passive investments in structured securities issued by VIEs for which the Company is not the manager which are included in ABS, CDOs, CMBS and RMBS in the AFS security table and fixed maturities, FVO, in the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits and the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Securities Lending, Repurchase Agreements and Other Collateral Transactions
The Company participates in securities lending programs to generate additional income. Through these programs, certain fixed maturities within the corporate, foreign government/government agencies, and equity securities are loaned from the Company’s portfolio to qualifying third-party borrowers in return for collateral in the form of cash or securities. Borrowers of these securities provide collateral of 102% and 105% of the fair value of the securities lent at the time of the loan for domestic and non-domestic securities, respectively. The borrower will return the securities to the Company for cash or securities collateral at maturity dates generally of 90 days or less. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, except in the event of default, and is not reflected on the Company’s consolidated balance sheets. The fair value of the loaned securities is monitored and additional collateral is obtained if the fair value of the collateral falls below 100% of the fair value of the loaned securities. The agreements provide the counterparty the right to sell or re-pledge the securities transferred. If cash, rather than securities, is received as collateral, the cash is typically invested in short-term investments or fixed maturities and is reported as an asset on the consolidated balance sheets. Income associated with securities lending transactions is reported as a component of net investment income on the Company’s consolidated statements of operations. As of December 31, 2015, the fair value of securities on loan and the associated liability for cash collateral received was $15 and $15, respectively. The Company had no securities on loan as of December 31, 2014.
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental spread income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. A dollar roll is a type of repurchase agreement where a mortgage backed security is sold with an agreement to repurchase substantially the same security at a specified time in the future. These transactions generally have a contractual maturity of ninety days or less.
As part of repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements contain contractual provisions that require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities. Repurchase agreements include master netting provisions that provide the counterparties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, fixed maturities do not meet the specific conditions for net presentation under U.S. GAAP. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's Consolidated Balance Sheets.
As of December 31, 2015, the Company reported in fixed maturities, AFS and cash on the Consolidated Balance Sheets financial collateral pledged relating to repurchase agreements of $249. The Company reported a corresponding obligation to repurchase the pledged securities of $249 in other liabilities on the Consolidated Balance Sheets. The Company had no outstanding dollar roll transactions as of December 31, 2015. The Company had no outstanding repurchase agreements or dollar roll transactions as of December 31, 2014.
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2015 and 2014 the fair value of securities on deposit was approximately $14 and $14, respectively.
Refer to Derivative Collateral Arrangements section of this note for disclosure of collateral in support of derivative transactions.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Equity Method Investments
The majority of the Company's investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company’s maximum exposure to loss as of December 31, 2015 is limited to the total carrying value of $1.2 billion. In addition, the Company has outstanding commitments totaling approximately $299, to fund limited partnership and other alternative investments as of December 31, 2015. The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2015, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $82.2 billion and $72.0 billion as of December 31, 2015 and 2014, respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $14.0 billion and $9.0 billion as of December 31, 2015 and 2014, respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $0.8 billion, $3.5 billion and $1.8 billion for the periods ended December 31, 2015, 2014 and 2013, respectively. Aggregate net income (loss) of the limited partnerships in which the Company invested totaled $5.2 billion, $8.7 billion, and $7.1 billion for the periods ended December 31, 2015, 2014 and 2013, respectively. As of, and for the period ended, December 31, 2015, the aggregated summarized financial data reflects the latest available financial information.
Derivative Instruments
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, commodity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as free-standing derivatives, such as certain reinsurance contracts, or may contain features that are deemed to be embedded derivative instruments, such as the GMWB rider included with certain variable annuity products.
Strategies that Qualify for Hedge Accounting
Certain derivatives the Company enters into satisfy the hedge accounting requirements as outlined in Note 1 of these financial statements. Typically, these hedge relationships include interest rate swaps and, to a lesser extent. foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates.
Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Fair Value Hedges
Interest rate swaps are used to hedge the changes in fair value of fixed maturity securities due to fluctuations in interest rates. These swaps are typically used to manage interest rate duration.
Non-qualifying Strategies
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

The non-qualifying strategies include:
Interest Rate Swaps, Swaptions, and Futures
The Company may use interest rate swaps, swaptions, and futures to manage duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2015 and 2014 the notional amount of interest rate swaps in offsetting relationships was $4.6 billion and $4.5 billion, respectively.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps and forwards to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. During 2015, the Company entered into foreign currency forwards to hedge non-U.S. dollar denominated cash and equity securities.
Fixed Payout Annuity Hedge
The Company reinsures certain yen denominated fixed payout annuities. The Company invests in U.S. dollar denominated assets to support the reinsurance liability. The Company entered into pay U.S. dollar, receive yen swap contracts to hedge the currency and yen interest rate exposure between the U.S. dollar denominated assets and the yen denominated fixed liability reinsurance payments.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty should the referenced security issuers experience a credit event, as defined in the contract. The Company is also exposed to credit risk related to certain structured fixed maturity securities that have embedded credit derivatives, which reference a standard index of corporate securities. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Equity Index Swaps and Options
The Company enters into total return swaps to hedge equity risk of specific common stock investments which are accounted for using the fair value option in order to align the accounting treatment within net realized capital gains (losses). The Company may also use equity index options to hedge the impact of an adverse equity market environment on the investment portfolio. In addition, the Company formerly offered certain equity indexed products, a portion of which contain embedded derivatives that require bifurcation. The Company uses equity index swaps to economically hedge the equity volatility risk associated with the equity indexed products.
Commodity Contracts
During 2015, the Company purchased for $11 put option contracts on West Texas Intermediate oil futures with a strike of $35 dollars per barrel in order to partially offset potential losses related to certain fixed maturity securities that could arise if oil prices decline substantially. The Company has since reduced its exposure to the targeted fixed maturity securities and therefore, these options were terminated in December 2015.
GMWB Derivatives, net
The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer a portion of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as free-standing derivatives with a notional amount equal to the GRB amount.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

The Company utilizes derivatives (“GMWB hedging instruments”) as part of an actively managed program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders due to changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rate swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index. The following table presents notional and fair value for GMWB hedging instruments.

	Notional Amount		Fair Value
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Customized swaps	$5,877	$7,041	$131	$124
Equity swaps, options, and futures	1,362	3,761	2	39
Interest rate swaps and futures	3,740	3,640	25	11
Total	$10,979	$14,442	$158	$174
Macro Hedge Program
The Company utilizes equity options, swaps, futures, and foreign currency options to partially hedge against a decline in the equity markets and the resulting statutory surplus and capital impact primarily arising from the guaranteed minimum death benefit ("GMDB") and GMWB obligations. The following table presents notional and fair value for the macro hedge program.

	Notional Amount		Fair Value
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Equity options and swaps	$4,548	$5,983	$147	$141
Foreign currency options	—	400	—	—
Total	$4,548	$6,383	$147	$141
Modified Coinsurance Reinsurance Contracts
As of December 31, 2015 and 2014, the Company had approximately $895 and $1.0 billion, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in a trust established by the Company. The Company pays or receives cash quarterly to settle the results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value due to interest rate and credit risks of these assets. The notional amount of the embedded derivative reinsurance contracts are the invested assets that are carried at fair value supporting the reinsured reserves.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Derivative Balance Sheet Classification
The following table summarizes the balance sheet classification of the Company’s derivative related net fair value amounts as well as the gross asset and liability fair value amounts. For reporting purposes, the Company has elected to offset within total assets or total liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The Company has also elected to offset within total assets or total liabilities based upon the net of the fair value amounts, income accruals and related cash collateral receivables and payables of OTC-cleared derivative instruments based on clearing house agreements. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
Hedge Designation/ Derivative Type	Dec 31, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014
Cash flow hedges
Interest rate swaps	$1,766	$2,242	$38	$37	$38	$37	$—	$—
Foreign currency swaps	143	143	(19)	(19)	7	3	(26)	(22)
Total cash flow hedges	1,909	2,385	19	18	45	40	(26)	(22)
Fair value hedges
Interest rate swaps	23	32	—	—	—	—	—	—
Total fair value hedges	23	32	—	—	—	—	—	—
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	4,710	4,857	(415)	(323)	285	385	(700)	(708)
Foreign exchange contracts
Foreign currency swaps and forwards	386	60	4	—	4	—	—	—
Fixed payout annuity hedge	1,063	1,319	(357)	(427)	—	—	(357)	(427)
Credit contracts
Credit derivatives that purchase credit protection	249	276	10	(1)	12	4	(2)	(5)
Credit derivatives that assume credit risk [1]	1,435	946	(10)	7	5	11	(15)	(4)
Credit derivatives in offsetting positions	1,435	2,175	(1)	(1)	17	21	(18)	(22)
Equity contracts
Equity index swaps and options	404	422	15	1	41	30	(26)	(29)
Variable annuity hedge program
GMWB product derivatives [2]	15,099	17,908	(262)	(139)	—	—	(262)	(139)
GMWB reinsurance contracts	3,106	3,659	83	56	83	56	—	—
GMWB hedging instruments	10,979	14,442	158	174	264	289	(106)	(115)
Macro hedge program	4,548	6,383	147	141	179	180	(32)	(39)
Other
Modified coinsurance reinsurance contracts	895	974	79	34	79	34	—	—
Total non-qualifying strategies	44,309	53,421	(549)	(478)	969	1,010	(1,518)	(1,488)
Total cash flow hedges, fair value hedges, and non-qualifying strategies	$46,241	$55,838	$(530)	$(460)	$1,014	$1,050	$(1,544)	$(1,510)
Balance Sheet Location
Fixed maturities, available-for-sale	$184	$186	$(1)	$1	$—	$1	$(1)	$—
Other investments	11,837	13,588	250	339	360	478	(110)	(139)
Other liabilities	15,071	19,473	(653)	(725)	492	481	(1,145)	(1,206)
Reinsurance recoverables	4,000	4,633	162	90	162	90	—	—
Other policyholder funds and benefits payable	15,149	17,958	(288)	(165)	—	—	(288)	(165)
Total derivatives	$46,241	$55,838	$(530)	$(460)	$1,014	$1,050	$(1,544)	$(1,510)

[1]	The derivative instruments related to this strategy are held for other investment purposes.

[2]	These derivatives are embedded within liabilities and are not held for risk management purposes.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Change in Notional Amount
The net decrease in notional amount of derivatives since December 31, 2014 was primarily due to the following:

•
The decline in notional amount related to the GMWB hedging instruments and the macro hedge program was primarily driven by portfolio re-positioning, a decline in equity markets, and the expiration of certain options. The decline in the GMWB product related notional amount was primarily driven by policyholder lapses and partial withdrawals.

•	The decline in notional amount associated with interest rate derivatives was primarily driven by maturities of the derivatives.

•
These declines were partially offset by an increase in notional amount related to credit derivatives that assume credit risk as a means to earn credit spread while re-balancing within certain fixed maturity sectors.

•
Additional increases in notional related to foreign currency swaps and forwards were primarily driven by the purchase of foreign currency forwards to hedge Japanese yen-denominated cash and equity securities.

Change in Fair Value
The net decrease in the total fair value of derivative instruments since December 31, 2014 was primarily related to the following:

•
The decrease in fair value related to the combined GMWB hedging program, which includes the GMWB product, reinsurance, and hedging derivatives, was primarily driven by liability model assumption updates, and underperformance of the underlying actively managed funds compared to their respective indices.

•	The decrease in fair value of non-qualifying interest rate derivatives was primarily due to an increase in interest rates.

•	The increase in fair value of fixed payout annuity hedges was primarily driven by the maturity of a currency swap, partially offset by an increase in interest rates.

•
The increase in the fair value associated with modified coinsurance reinsurance contracts, which are accounted for as embedded derivatives and transfer to the reinsurer the investment experience related to the assets supporting the reinsured policies, was primarily driven by widening credit spreads and an increase in interest rates.

Offsetting of Derivative Assets/Liabilities
The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset in the Company's Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.
As of December 31, 2015

	(i)	(ii)	(iii) = (i) - (ii)		(iv)	(v) = (iii) - (iv)
			Net Amounts Presented in the Statement of Financial Position		Collateral Disallowed for Offset in the Statement of Financial Position
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Derivative Assets [1]	Accrued Interest and Cash Collateral Received [2]	Financial Collateral Received [4]	Net Amount
Description
Other investments	$852	$692	$250	$(90)	$99	$61

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Derivative Liabilities [3]	Accrued Interest and Cash Collateral Pledged [3]	Financial Collateral Pledged [4]	Net Amount
Description
Other liabilities	$(1,255)	$(499)	$(653)	$(103)	$(753)	$(3)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

As of December 31, 2014

	(i)	(ii)	(iii) = (i) - (ii)		(iv)	(v) = (iii) - (iv)
			Net Amounts Presented in the Statement of Financial Position		Collateral Disallowed for Offset in the Statement of Financial Position
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Derivative Assets [1]	Accrued Interest and Cash Collateral Received [2]	Financial Collateral Received [4]	Net Amount
Description
Other investments	$959	$801	$339	$(181)	$83	$75

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Derivative Liabilities [3]	Accrued Interest and Cash Collateral Pledged [3]	Financial Collateral Pledged [4]	Net Amount
Description
Other liabilities	$(1,345)	$(574)	$(722)	$(49)	$(900)	$129

[1]	Included in other investments in the Company's Consolidated Balance Sheets.

[2]	Included in other assets in the Company's Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.

[3]	Included in other liabilities in the Company's Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.

[4]	Excludes collateral associated with exchange-traded derivatives instruments.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing hedge ineffectiveness are recognized in current period earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
The following table presents the components of the gain or loss on derivatives that qualify as cash flow hedges:

Derivatives in Cash Flow Hedging Relationships
	Gain (Loss) Recognized in OCI on Derivative (Effective Portion)			Net Realized Capital Gains (Losses) Recognized in Income on Derivative (Ineffective Portion)
	2015	2014	2013	2015	2014	2013
Interest rate swaps	$3	$34	$(158)	$—	$2	$(2)
Foreign currency swaps	—	(10)	12	—	—	—
Total	$3	$24	$(146)	$—	$2	$(2)

Derivatives in Cash Flow Hedging Relationships
		Gain (Loss) Reclassified from AOCI into Income (Effective Portion)
		2015	2014	2013
Interest rate swaps	Net realized capital gains (losses)	$(1)	$(1)	$70
Interest rate swaps	Net investment income (loss)	33	50	57
Foreign currency swaps	Net realized capital gains (losses)	(9)	(13)	4
Total		$23	$36	$131
As of December 31, 2015, the before-tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months are $21. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

During the years ended December 31, 2015, 2014, and 2013, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Fair Value Hedges
For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivatives as well as the offsetting loss or gain on the hedged items attributable to the hedged risk are recognized in current earnings. The Company includes the gain or loss on the derivative in the same line item as the offsetting loss or gain on the hedged item. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
The Company recognized in income gains (losses) representing the ineffective portion of fair value hedges as follows:

Derivatives in Fair Value Hedging Relationships
	Gain (Loss) Recognized in Income [1]
	2015		2014		2013
	Derivative	Hedged Item	Derivative	Hedged Item	Derivative	Hedged Item
Interest rate swaps
Net realized capital gains (losses)	$—	$—	$(2)	$4	$27	$(24)
Foreign currency swaps
Net realized capital gains (losses)	—	—	—	—	1	(1)
Benefits, losses and loss adjustment expenses	—	—	—	—	(2)	2
Total	$—	$—	$(2)	$4	$26	$(23)

[1]
The amounts presented do not include the periodic net coupon settlements of the derivative or the coupon income (expense) related to the hedged item. The net of the amounts presented represents the ineffective portion of the hedge.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Non-qualifying Strategies
For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses). The following table presents the gain or loss recognized in income on non-qualifying strategies:

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	December 31,
	2015	2014	2013
Interest rate contracts
Interest rate swaps, caps, floors, and forwards	$(7)	$(6)	$(5)
Foreign exchange contracts
Foreign currency swaps and forwards	5	4	4
Fixed payout annuity hedge [1]	(21)	(148)	(268)
Japanese fixed annuity hedging instruments [2]	—	22	(207)
Credit contracts
Credit derivatives that purchase credit protection	3	(6)	(20)
Credit derivatives that assume credit risk	(4)	10	46
Equity contracts
Equity index swaps and options	19	7	(22)
Commodity contracts
Commodity options	(5)	—	—
Variable annuity hedge program
GMWB product derivatives	(59)	(2)	1,306
GMWB reinsurance contracts	17	4	(192)
GMWB hedging instruments	(45)	3	(852)
Macro hedge program	(46)	(11)	(234)
International program hedging instruments	—	(126)	(963)
Other
GMAB, GMWB, and GMIB reinsurance contracts	—	579	1,107
Modified coinsurance reinsurance contracts	46	395	(1,405)
Derivatives formerly associated with Japan [3]	—	(2)	—
Total [4]	$(97)	$723	$(1,705)

[1]
The associated liability is adjusted for changes in spot rates through realized capital gains and was $4, $116 and $250 for the years ended December 31, 2015, 2014 and 2013, respectively, which is not presented in this table.

[2]	The associated liability is adjusted for changes in spot rates through realized capital gains and losses and was $(51) and $324 for the years ended December 31, 2014, and 2013, respectively.

[3]	These amounts relate to the termination of the hedging program associated with the Japan variable annuity product due to the sale of HLIKK.

[4]
Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements.

For the year ended December 31, 2015 the net realized capital gain (loss) related to derivatives used in non-qualifying strategies was primarily comprised of the following:

•
The net loss related to the yen denominated fixed payout annuity hedge was primarily driven by a decline in long term interest rates and a depreciation of the Japanese yen in relation to the U.S. dollar.

•
The net gain related to equity derivatives was primarily driven by a total return swap used to hedge equity securities that increased due to a decline in Japanese equity markets since inception. An offsetting change in value was recorded on the equity securities since the Company has elected the fair value option in order to align the accounting with the derivative, resulting in changes in value on both the equity securities and the derivative recorded in net realized capital gains and losses. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

•
The net loss related to the combined GMWB hedging program, which includes the GMWB product, reinsurance, and hedging derivatives, was primarily driven by liability model assumption updates, and underperformance of the underlying actively managed funds compared to their respective indices.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

•	The net loss on the macro hedge program was primarily due to time decay on options.

•
The gain associated with modified coinsurance reinsurance contracts, which are accounted for as embedded derivatives and transfer to the reinsurer the investment experience related to the assets supporting the reinsured policies, was primarily driven by widening credit spreads and an increase in interest rates. The assets remain on the Company's books and the Company recorded an offsetting gain in AOCI as a result of the increase in market value of the bonds.

In addition, for the years ended December 31, 2015 and 2014, the Company recognized gains of $2 and $12, respectively, due to cash recovered on derivative receivables that were previously written-off related to the bankruptcy of Lehman Brothers Inc. The derivative receivables were the result of the contractual collateral threshold amounts and open collateral calls prior to the bankruptcy filing as well as interest rate and credit spread movements from the date of the last collateral call to the date of the bankruptcy filing. For the year ended December 31, 2013, there were no recognized gains due to derivative receivables that were previously written-off related to the bankruptcy of Lehman Brothers Inc.
For the year ended December 31, 2014 the net realized capital gain (loss) related to derivatives used in non-qualifying strategies was primarily comprised of the following:

•
The net gain on the GMIB, GMAB, and GMWB reinsurance contracts was driven by the sale of HLIKK and concurrent recapture of the associated risks by HLIKK. For further discussion on the sale, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to the Consolidated Financial Statements.

•
The net gain on the coinsurance and modified coinsurance reinsurance contracts was primarily due to the termination of a certain reinsurance contract, which was with an affiliated captive reinsurer and was accounted for as an embedded derivative. For a discussion related to the reinsurance agreement and the termination, refer to Note 4 - Reinsurance, and Note 10 - Transactions with Affiliates of Notes to Consolidated Financial Statements.

•	The net losses related to the yen denominated fixed payout annuity hedge were driven by a decline is interest rates and a depreciation of the Japanese yen in relation to the U.S. dollar.

•	The net losses related to the international program hedging instruments was primarily driven by an improvement in global equity markets and declines in volatility levels and interest rates.
For the year ended December 31, 2013 the net realized capital gain (loss) related to derivatives used in non-qualifying strategies was primarily due to the following:

•	The net loss associated with the international program hedging instruments was primarily driven by an improvement in global equity markets and depreciation of the Japanese yen in relation to the euro.

•
The net gain related to the combined GMWB hedging program, which includes the GMWB product, reinsurance, and hedging derivatives, was primarily driven by revaluing the liability for living benefits resulting from favorable policyholder behavior largely related to increased full surrenders and liability assumption updates for partial lapses and withdrawal rates.

•
The net gain associated with GMAB, GMWB, and GMIB reinsurance contracts, which are reinsured to an affiliated captive reinsurer, was primarily due to a depreciation of the Japanese yen and an improvement in equity markets.

•
The net loss on the coinsurance and modified coinsurance reinsurance agreement, which is accounted for as a derivative instrument primarily offsets the net gain on GMAB, GMWB, and GMIB reinsurance contracts. For a discussion related to the reinsurance agreement refer to Note 10 - Transactions with Affiliates of Notes to Consolidated Financial Statements.

•	The net loss related to the fixed payout annuity hedge was primarily driven by a depreciation of the Japanese yen in relation to the U.S. dollar.
The net loss on the macro hedge program was primarily due to an improvement in domestic equity markets, an increase in interest rates, and a decline in equity volatility.
For additional disclosures regarding contingent credit related features in derivative agreements refer to Note 9 - Commitments and Contingencies of Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that would be permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.
The following tables present the notional amount, fair value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amounts and fair value for credit derivatives in which the Company is assuming credit risk as of December 31, 2015 and 2014.
As of December 31, 2015

				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount [3]	Offsetting Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$118	$—	1 year	Corporate Credit/ Foreign Gov.	BBB+	$115	$(1)
Below investment grade risk exposure	43	(2)	2 years	Corporate Credit	CCC+	43	1
Basket credit default swaps [4]
Investment grade risk exposure	1,265	7	4 years	Corporate Credit	BBB+	345	(2)
Below investment grade risk exposure	—	—		Corporate Credit		—	—
Investment grade risk exposure	503	(14)	6 years	CMBS Credit	AAA-	141	1
Below investment grade risk exposure	74	(13)	1 year	CMBS Credit	CCC	74	13
Embedded credit derivatives
Investment grade risk exposure	150	148	1 year	Corporate Credit	A+	—	—
Total [5]	$2,153	$126				$718	$12

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

As of December 31, 2014

				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount [3]	Offsetting Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$212	$3	3 years	Corporate Credit/ Foreign Gov.	A-	$163	$(3)
Below investment grade risk exposure	4	—	1 year	Corporate Credit	CCC	4	—
Basket credit default swaps [4]
Investment grade risk exposure	1,240	14	4 years	Corporate Credit	BBB+	667	(6)
Below investment grade risk exposure	9	(1)	5 years	Corporate Credit	BBB-	—	—
Investment grade risk exposure	344	(4)	5 years	CMBS Credit	AA	179	2
Below investment grade risk exposure	75	(11)	2 years	CMBS Credit	CCC+	75	11
Embedded credit derivatives
Investment grade risk exposure	150	147	2 years	Corporate Credit	A	—	—
Total [5]	$2,034	$148				$1,088	$4

[1]
The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody’s, S&P, Fitch and Morningstar. If no rating is available from a rating agency, then an internally developed rating is used.

[2]
Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements, clearing house rules and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

[3]
The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid related to, the original swap.

[4]
Includes $1.8 billion and $1.7 billion as of December 31, 2015 and 2014, respectively, of notional amount on swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

[5]
Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements.

Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2015 and 2014, the Company pledged cash collateral associated with derivative instruments with a fair value of $173 and $16, respectively, for which the collateral receivable has been primarily included within other assets on the Company's Consolidated Balance Sheets. As of December 31, 2015 and 2014, the Company also pledged securities collateral associated with derivative instruments with a fair value of $873 and $900, respectively, which have been included in fixed maturities on the Consolidated Balance Sheets. The counterparties have the right to sell or re-pledge these securities.
As of December 31, 2015 and 2014, the Company accepted cash collateral associated with derivative instruments of $341 and $33, respectively, which was invested and recorded in the Consolidated Balance Sheets in fixed maturities and short-term investments with corresponding amounts recorded in other liabilities. The Company also accepted securities collateral as of December 31, 2015 and 2014 with a fair value of $100 and $83, respectively, of which the Company has the ability to sell or repledge $100 and $83, respectively. As of December 31, 2015 and 2014, the Company had no repledged securities and did not sell any securities. In addition, as of December 31, 2015 and 2014, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.
4. Reinsurance
The Company cedes insurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company's procedures include careful initial selection of its reinsurers, structuring agreements to provide collateral funds where necessary, and regularly monitoring the financial condition and ratings of its reinsurers. The Company has ceded reinsurance in connection with the sales of its Retirement Plans and Individual Life businesses in 2013 to MassMutual and Prudential, respectively.
Concurrent with the sale of HLIKK in 2014, HLIKK recaptured certain risks that had been reinsured to the Company and HLAI by terminating or modifying intercompany agreements. Upon closing, HLIKK became responsible for all liabilities of the recaptured business. HLAI has, however, continued to provide reinsurance for yen denominated fixed payout annuities approximating $619, as of December 31, 2015. For further discussion of this transaction, see Note 10 - Transactions with Affiliates of Notes to Consolidated Financial Statements.
The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1,094, $845, and $915 for the years ended December 31, 2015, 2014, and 2013, respectively. In addition, the Company has reinsured a portion of the risk associated with U.S. variable annuities and the associated GMDB and GMWB riders.
The Company also maintains a reinsurance agreement with HLA, whereby the Company cedes both group life and group accident and health risk. Under this treaty, the Company ceded group life premium of $64, $85, and $71 for the years ended December 31, 2015, 2014, and 2013, respectively. The Company ceded accident and health premiums to HLA of $129, $365, and $152 for the years ended December 31, 2015, 2014, and 2013, respectively.
Effective April 1, 2014, HLAI, terminated its modco and coinsurance with funds withheld reinsurance agreement with WRR. Under this transaction, the Company ceded $5 and $31 for the years ended December 31, 2014 and 2013, respectively. For further information regarding the WRR reinsurance agreement, see Note 10- Transactions with Affiliates of Notes to Consolidated Financial Statements.
Reinsurance Recoverables
Reinsurance recoverables include balances due from reinsurance companies and are presented net of an allowance for uncollectible reinsurance. Reinsurance recoverables include an estimate of the amount of gross losses and loss adjustment expense reserves that may be ceded under the terms of the reinsurance agreements, including incurred but not reported unpaid losses. The Company’s estimate of losses and loss adjustment expense reserves ceded to reinsurers is based on assumptions that are consistent with those used in establishing the gross reserves for business ceded to the reinsurance contracts. The Company calculates its ceded reinsurance projection based on the terms of any applicable reinsurance agreements, including an estimate of how incurred but not reported losses will ultimately be ceded under reinsurance agreements. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for unpaid losses and loss adjustment expenses.
The Company's reinsurance recoverables are summarized as follows:

	As of December 31,
Reinsurance Recoverables	2015	2014
Future policy benefits and unpaid loss and loss adjustment expenses and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$18,993	$18,606
Other reinsurers	1,506	1,447
Gross reinsurance recoverables	$20,499	$20,053
As of December 31, 2015, the Company has reinsurance recoverables from MassMutual and Prudential of $8.6 billion and $10.4 billion, respectively. As of December 31, 2014, the Company has reinsurance recoverables from MassMutual and Prudential of $8.6 billion and $10.0 billion, respectively. The Company's obligations to its direct policyholders that have been reinsured to MassMutual and Prudential are secured by invested assets held in trust. Net of invested assets held in trust, as of December 31, 2015, the Company has $1.6 billion of reinsurance recoverables from Prudential representing approximately 20% of the Company's consolidated stockholder's equity. As of December 31, 2015, the Company has no other reinsurance-related concentrations of credit risk greater than 10% of the Company’s consolidated stockholder's equity.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

No allowance for uncollectible reinsurance is required as of December 31, 2015 and December 31, 2014. The allowance for uncollectible reinsurance reflects management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ unwillingness or inability to pay. The Company analyzes recent developments in commutation activity between reinsurers and cedants, recent trends in arbitration and litigation outcomes in disputes between reinsurers and cedants and the overall credit quality of the Company’s reinsurers. Based on this analysis, the Company may adjust the allowance for uncollectible reinsurance or charge off reinsurer balances that are determined to be uncollectible. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts, funds held accounts and group-wide offsets.

Due to the inherent uncertainties as to collection and the length of time before reinsurance recoverables become due, it is possible that future adjustments to the Company’s reinsurance recoverables, net of the allowance, could be required, which could have a material adverse effect on the Company’s consolidated results of operations or cash flows in a particular quarter or annual period.
Insurance Revenues
The effect of reinsurance on earned premiums, fee income and other is as follows:

	Year Ended December 31,
	2015	2014	2013
Gross earned premiums, fee income and other	$2,877	$3,228	$3,502
Reinsurance assumed	113	74	13
Reinsurance ceded	(1,801)	(2,060)	(1,869)
Net earned premiums, fee income and other	$1,189	$1,242	$1,646
5. Deferred Policy Acquisition Costs
Changes in the DAC balance are as follows:

	For the years ended December 31,
	2015	2014	2013
Balance, beginning of period	$521	$689	$3,072
Deferred costs	7	14	16
Amortization — DAC	(82)	(110)	(124)
Amortization — Unlock benefit (charge), pre-tax	13	(96)	(104)
Amortization — DAC related to business dispositions [1] [2]	—	—	(2,229)
Adjustments to unrealized gains and losses on securities AFS and other	83	24	58
Balance, end of period	$542	$521	$689

[1]
Includes accelerated amortization of $352 and $2,374 recognized upon the sale of the Retirement Plans and Individual Life businesses, respectively, in 2013. For further information, see Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.

[2]	Includes previously unrealized gains on securities AFS of $148 and $349 recognized upon the sale of the Retirement Plans and Individual Life businesses, respectively, in 2013.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. Separate Accounts, Death Benefits and Other Insurance Benefit Features
Changes in the gross GMDB/GMWB and universal life secondary guarantee benefits are as follows:

	GMDB/GMWB [1]	Universal Life Secondary Guarantees
Liability balance as of January 1, 2015	$812	$2,041
Incurred [2]	163	272
Paid	(112)	—
Liability balance as of December 31, 2015	$863	$2,313
Reinsurance recoverable asset, as of January 1, 2015	$480	$2,041
Incurred [2]	132	272
Paid	(89)	—
Reinsurance recoverable asset, as of December 31, 2015	$523	$2,313

	GMDB/GMWB [1]	Universal Life Secondary Guarantees
Liability balance as of January 1, 2014	$849	$1,802
Incurred [2]	73	239
Paid	(110)	—
Liability balance as of December 31, 2014	$812	$2,041
Reinsurance recoverable asset, as of January 1, 2014	$533	$1,802
Incurred [2]	32	239
Paid	(85)	—
Reinsurance recoverable asset, as of December 31, 2014	$480	$2,041

[1]
These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits up to the return of the GRB are embedded derivatives held at fair value and are excluded from these balances.

[2]	Includes the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. Separate Accounts, Death Benefits and Other Insurance Benefit Features (continued)

 The following table provides details concerning GMDB/GMWB exposure as of December 31, 2015:

Account Value by GMDB/GMWB Type
Maximum anniversary value (“MAV”) [1]	Account Value (“AV”) [8]	Net amount at Risk (“NAR”) [9]	Retained Net Amount at Risk (“RNAR”) [9]	Weighted Average Attained Age of Annuitant
MAV only	$14,540	$2,743	$477	70
With 5% rollup [2]	1,257	227	77	71
With Earnings Protection Benefit Rider (“EPB”) [3]	3,697	490	77	69
With 5% rollup & EPB	487	107	23	72
Total MAV	19,981	3,567	654
Asset Protection Benefit ("APB") [4]	11,707	519	346	69
Lifetime Income Benefit ("LIB") – Death Benefit [5]	516	9	9	69
Reset [6] (5-7 years)	2,582	32	32	70
Return of Premium ("ROP") [7] /Other	9,459	71	64	68
Subtotal Variable Annuity with GMDB/GMWB [10]	$44,245	$4,198	$1,105	69
Less: General Account Value with GMDB/GMWB	3,822
Subtotal Separate Account Liabilities with GMDB	40,423
Separate Account Liabilities without GMDB	79,688
Total Separate Account Liabilities	$120,111

[1]	MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).

[2]
Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.

[3]
EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.

[4]	APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB GMDB is the greatest of current AV; net premiums paid; or for certain contracts, a benefit amount generally based on market performance that ratchets over time.

[6]	Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).

[7]	ROP GMDB is the greater of current AV and net premiums paid.

[8]	AV includes the contract holder’s investment in the separate account and the general account.

[9]
NAR is defined as the guaranteed benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.

[10]
Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $7.0 billion of total account value and weighted average attained age of 71 years. There is no NAR or retained NAR related to these contracts.

The account balances of contracts with guarantees were invested in variable separate accounts as follows:

Asset type	December 31, 2015	December 31, 2014
Equity securities (including mutual funds)	$36,970	$44,786
Cash and cash equivalents	3,453	4,066
Total	$40,423	$48,852
As of December 31, 2015 and December 31, 2014, approximately 17% of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 83% were funds invested in equity securities.
For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.
7. Debt
Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The CTDOI will permit the Company to pledge up to $1.2 billion in qualifying assets to secure FHLBB advances for 2016. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2015, the Company had no advances outstanding under the FHLBB facility.
8. Income Taxes
The provision (benefit) for income taxes consists of the following:

	For the years ended December 31,
	2015	2014	2013
Income Tax Expense (Benefit)
Current - U.S. Federal	$36	$(339)	$(208)
Deferred - U.S. Federal	(6)	523	257
Total income tax expense	$30	$184	$49
Deferred tax assets and liabilities on the consolidated balance sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets (liabilities) include the following:

	As of December 31,
Deferred Tax Assets	2015	2014
Tax basis deferred policy acquisition costs	$119	$124
Unearned premium reserve and other underwriting related reserves	4	12
Investment-related items	524	1,094
Insurance product derivatives	90	44
Net operating loss carryover	1,166	1,116
Alternative minimum tax credit	232	246
Foreign tax credit carryover	122	58
Other	16	—
Total Deferred Tax Assets	2,273	2,694
Net Deferred Tax Assets	2,273	2,694
Deferred Tax Liabilities
Financial statement deferred policy acquisition costs and reserves	(220)	(585)
Net unrealized gain on investments	(432)	(816)
Employee benefits	(40)	(39)
Depreciable and amortizable assets	—	(1)
Other	—	(16)
Total Deferred Tax Liabilities	(692)	(1,457)
Net Deferred Tax Asset	$1,581	$1,237
The Company has a current income tax receivable of $276 and $231 as of December 31, 2015 and 2014, respectively.
If the Company were to follow a “separate entity” approach, the current tax benefit related to any of the Company’s tax attributes realized by virtue of its inclusion in The Hartford’s consolidated tax return would have been recorded directly to equity rather than income. These benefits were $0, $0 and $0 for the years ended December 31, 2015, 2014 and 2013, respectively.
The Company believes it is more likely than not the deferred tax assets will be fully realized. Consequently no valuation allowance has been provided. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, altering the level of tax exempt securities held, making investments which have specific tax characteristics, and business considerations such as asset-liability matching.
Net Operating Loss Carryover
As of December 31, 2015 and December 31, 2014, the net deferred tax asset included the expected tax benefit attributable to net operating losses of $3,333 and $3,189, respectively. If unutilized, $3,331 of the losses expire from 2023-2033. Utilization of these loss carryovers is dependent upon the generation of sufficient future taxable income.
Most of the net operating loss carryover originated from the Company's U.S. annuity business, including from the hedging program. Given the continued runoff of the U.S. fixed and variable annuity business, the exposure to taxable losses is significantly lessened. Accordingly, given the expected future consolidated group earnings which includes earnings from non-life companies in the group, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.
Alternative Minimum Tax Credit and Foreign Tax Credit Carryover
As of December 31, 2015 and December 31, 2014, the net deferred tax asset included the expected tax benefit attributable to alternative minimum tax credit carryover of $232 and $246 and foreign tax credit carryover of $122 and $58 respectively. The alternative minimum tax credits have no expiration date and the foreign tax credit carryover expire from 2019 to 2024. These credits are available to offset regular federal income taxes from future taxable income and although the Company believes there will be sufficient future regular federal consolidated group taxable income, there can be no certainty that future events will not affect the ability to utilize the credits. Additionally, the use of the foreign tax credits generally depends on the generation of sufficient taxable income to first utilize all of the U.S. net operating loss carryover. However, the Company has identified certain investments which allow for utilization of the foreign tax credits without first using the net operating loss carryover. Consequently, the Company believes it is more likely than not the foreign tax credit carryover will be fully realized. Accordingly, no valuation allowance has been provided on either the alternative minimum tax carryover or foreign tax credit carryover.
The Company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. The Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years prior to 2007. The audit of the years 2007-2011 were concluded in 2015, with no material impact on the consolidated financial condition or results of operations. The federal audit of the years 2012 and 2013 began in March 2015 and is expected to be completed in 2016.
Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.
The Company’s unrecognized tax benefits are settled with the parent consistent with the terms of a tax sharing agreement. The Company’s effective tax rate for the year ended December 31, 2015 reflects a $36 net reduction in the provision for income taxes from intercompany tax settlements.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision for income taxes is as follows:

	For the years ended December 31,
	2015	2014	2013
Tax provision at the U.S. federal statutory rate	$186	$301	$196
Dividends received deduction ("DRD")	(152)	(109)	(135)
Foreign related investments	(3)	(8)	(7)
Other	(1)	—	(5)
Provision for income taxes	$30	$184	$49
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains at the mutual fund level and the Company’s taxable income before the DRD.
9. Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life, disability and accidental death and dismemberment insurance policies and with respect to annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits and unpaid loss and loss adjustment expense reserves. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.

The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated results of operations or cash flows in particular quarterly or annual periods.
Lease Commitments
The rent paid to Hartford Fire Insurance Company ("Hartford Fire") for operating leases was $9, $7 and $2 for the years ended December 31, 2015, 2014 and 2013, respectively. Future minimum lease commitments as of December 31, 2015 are immaterial.
Unfunded Commitments
As of December 31, 2015, the Company has outstanding commitments totaling $378, of which $299 is committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $76 of the outstanding commitments are related to various funding obligations associated with private placement securities. The remaining outstanding commitments of $3 relate to mortgage loans the Company is expecting to fund in the first half of 2016.
Guaranty Fund and Other Insurance-related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2015 and 2014, the liability balance was $15. As of December 31, 2015 and 2014, $27 related to premium tax offsets was included in other assets.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9. Commitments and Contingencies (continued)

Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2015, was $870. Of this $870 the legal entities have posted collateral of $998 in the normal course of business. In addition, the Company has posted collateral of $34 associated with a customized GMWB derivative. Based on derivative market values as of December 31, 2015, a downgrade of one or two levels below the current financial strength ratings by either Moody’s or S&P would not require additional assets to be posted as collateral. These collateral amounts could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that we would post, if required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.
10. Transactions with Affiliates
Parent Company Transactions
Transactions of the Company with Hartford Fire, Hartford Holdings Inc. ("HHI") and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions. In addition, an affiliated entity purchased annuity contracts from the Company to fund structured settlement periodic payment obligations as part of claims settlements with The Hartford's property and casualty subsidiaries and self-insured entities. As of December 31, 2015 and 2014, the Company had $53 and $54, respectively, of reserves for claim annuities purchased by affiliated entities. For the years ended December 31, 2015, 2014 and 2013, the Company recorded earned premiums of $3, $3, and $8 for these intercompany claim annuities. Reserves for annuities issued by the Company to The Hartford's property and casualty subsidiaries to fund structured settlement payments where the claimant has not released The Hartford's property and casualty subsidiaries of their primary obligation totaled $746 and $776 as of December 31, 2015 and 2014, respectively.
Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses are initially paid by The Hartford. Expenses are allocated to the Company using specific identification if available, or other applicable methods that would include a blend of revenue, expense and capital.
The Company has issued a guarantee to retirees and vested terminated employees (“Retirees”) of The Hartford Retirement Plan for Employees (“the Plan”) who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree’s designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.
In 1990, Hartford Fire guaranteed the obligations of the Company with respect to life, accident and health insurance and annuity contracts issued after January 1, 1990. The guarantee was issued to provide an increased level of security to potential purchasers of the Company's products. Although the guarantee was terminated in 1997, it still covers policies that were issued from 1990 to 1997. As of December 31, 2015 and 2014, no recoverables have been recorded for this guarantee, as the Company was able to meet these policyholder obligations.
Reinsurance Assumed from Affiliates
The Company and HLAI formerly reinsured certain fixed annuity products and variable annuity product GMDB, GMIB, GMWB and GMAB riders from HLIKK, a former Japanese affiliate that was sold on June 30, 2014 to ORIX Life Insurance Corporation. As of December 31, 2013, $2.6 billion of fixed annuity account value had been assumed by the Company and HLAI.
Concurrent with the sale of HLIKK in 2014, HLIKK recaptured certain risks that had been reinsured to the Company and HLAI by terminating or modifying intercompany agreements. This recapture resulted in the Company and HLAI transferring approximately $1.6 billion of assets supporting the recaptured reserves. The Company recognized a loss on this recapture of $213. Upon closing, HLIKK is responsible for all liabilities of the recaptured business.
HLAI continues to provide reinsurance for yen denominated fixed payout annuities approximating $619 and $763 as of December 31, 2015 and 2014, respectively.
Reinsurance Ceded to Affiliates
The Company also maintains a reinsurance agreement with HLA, whereby the Company cedes both group life and group accident and health risk. Under this treaty, the Company ceded group life premium of $64, $85, and $71 for the years ended December 31, 2015, 2014, and 2013, respectively. The Company ceded accident and health premiums to HLA of $129, 365, and $152 for the years ended December 31, 2015, 2014, and 2013, respectively.
Effective April 1, 2014, HLAI, terminated its modco and coinsurance with funds withheld reinsurance agreement with WRR, following receipt of approval from the CTDOI and Vermont Department of Financial Regulation. As a result, the Company reclassified $310 in aggregate reserves for annuity contracts from funds withheld within Other liabilities to Other policyholder funds and benefits payable. The Company recognized a gain of $213 in the year ended December 31, 2014 resulting from the termination of derivatives associated with the reinsurance transaction. On April 30, 2014, The Hartford dissolved WRR which resulted in WRR paying off a $655 surplus note and returning $367 in capital to The Hartford, all of which was contributed as capital to HLAI to support the recaptured risks.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The impact of the modco and coinsurance with funds withheld reinsurance agreement with WRR on the Company’s Consolidated Statements of Operations prior to termination in 2014 was as follows:

	For the years ended December 31,
	2014	2013
Earned premiums	$(5)	$(31)
Net realized losses [1]	(103)	(1,665)
Total revenues	(108)	(1,696)
Benefits, losses and loss adjustment expenses	(1)	(8)
Insurance operating costs and other expenses	(4)	(1,158)
Total expenses	(5)	(1,166)
Loss before income taxes	(103)	(530)
Income tax benefit	(36)	(185)
Net loss	$(67)	$(345)

[1]	Amounts represent the change in valuation of the derivative associated with this transaction.
Champlain Life Reinsurance Company
Effective November 1, 2007, HLAI entered into a modco and coinsurance with funds withheld agreement with Champlain Life Reinsurance Company ("Champlain Life"), an affiliate captive insurance company, to provide statutory surplus relief for certain life insurance policies. The agreement was accounted for as a financing transaction in accordance with U.S. GAAP. Simultaneous with the sale of the Individual Life business to Prudential, HLAI recaptured the business assumed by Champlain Life. As a result, on January 2, 2013, HLAI was relieved of its funds withheld obligation to Champlain Life of $691; HLAI paid a recapture fee of $347 to Champlain Life; and, HLAI recognized a pre-tax gain of $344 ($224 after-tax). HLAI simultaneously ceded the recaptured reserves to Prudential and recognized the gain on recapture as part of the reinsurance loss on disposition.
11. Statutory Results
The domestic insurance subsidiaries of the Company prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".
Statutory net income and statutory capital are as follows:

	For the years ended December 31,
	2015	2014	2013
Combined statutory net income	$371	$132	$1,290
Statutory capital	$4,939	$5,564	$5,005
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries as performed under U.S. GAAP. The combined statutory net income above represents the total statutory net income of the Company, and its other insurance subsidiaries.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose risk-based capital (“RBC”) requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio". The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 400% of their Company Action Levels as of December 31, 2015 and 2014. The reporting of RBC ratios is not intended for the purpose of ranking any company, or for use in connection with any marketing, advertising of promotional activities.
Dividends and Capital Contributions
Dividends to the Company from its insurance subsidiaries are restricted, as is the ability of the Company to pay dividends to its parent company. Future dividend decisions will be based on, and affected by, a number of factors, including the operating results and financial requirements of the Company on a stand-alone basis and the impact of regulatory restrictions.
The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a Connecticut-domiciled insurer exceeds the insurer’s earned surplus, it requires the prior approval of the CTDOI. The insurance holding company laws of the other jurisdictions in which the Company’s insurance subsidiaries are incorporated (or deemed commercially domiciled) generally contain similar (although in certain instances somewhat more restrictive) limitations on the payment of dividends.
In 2015 the Company paid dividends of approximately $1.0 billion to its parent, based on the approval of the CTDOI.
The Company’s subsidiaries are permitted to pay up to a maximum of approximately $415 in dividends without prior approval from the applicable insurance commissioner. On January 29, 2016, Hartford Life and Annuity paid an extraordinary dividend of $500 to the Company which was subsequently paid as an extraordinary dividend to HLI. As a result of this dividend, the Company has no ordinary dividend capacity remaining for the year.
The Company anticipates paying an additional $250 of extraordinary dividends to its parent during 2016, subject to regulatory approval.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Year Ended December 31, 2014
On January 30, 2014, The Company received approval from the CTDOI for HLAI and HLIC to dividend approximately $800 of cash and invested assets to HLA and this dividend was paid on February 27, 2014.   All of the issued and outstanding equity of the Company was then distributed from HLA to Hartford Life, Inc ("HLI"). On April 30, 2014, The Hartford contributed capital of approximately $1.0 billion to HLAI in connection with the dissolution of WRR. For further discussion of transactions with WRR, see Note 10 - Transactions with Affiliates. On July 8, 2014, The Hartford received approval from the CTDOI for HLAI to dividend approximately $500 to HLIC. This dividend was paid on July 15, 2014 and then distributed to HLI.
12. Discontinued Operations and Business Dispositions
Discontinued Operations
Sale of Hartford Life International Limited ("HLIL")
On December 12, 2013, the Company completed the sale of all of the issued and outstanding equity of HLIL, an indirect wholly-owned subsidiary of the Company, in a cash transaction to Columbia Insurance Company, a Berkshire Hathaway company, for approximately $285. At closing, HLIL’s sole asset was its subsidiary, Hartford Life Limited ("HLL"), a Dublin-based company that sold variable annuities in the U.K. from 2005 to 2009. The sale transaction resulted in an after-tax loss of $51 upon disposition in the year ended December 31, 2013. The operations of the Company's U.K. variable annuity business meet the criteria for reporting as discontinued operations.
The results of operations reflected as discontinued operations in the Consolidated Statements of Operations, consisting of amounts related to HLIL, is as follows:

For the year ended December 31,
2013
Revenues
Earned Premiums	$(23)
Fee income and other	14
Net investment income
Securities available-for-sale and other	(3)
Equity securities, trading	139
Total net investment income	136
Net realized capital gains (losses)	(14)
Total revenues	113
Benefits, losses and expenses
Benefits, losses and loss adjustment expenses	2
Benefits, losses and loss adjustment expenses - returns credited on international variable annuity	139
Amortization of DAC	—
Insurance operating costs and other expenses	(33)
Total benefits, losses and expenses	108
Income before income taxes	5
Income tax benefit	(5)
Income from operations of discontinued operations, net of tax	10
Net realized capital losses on disposal, net of tax	(51)
Income (loss) from discontinued operations, net of tax	$(41)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

12. Discontinued Operations and Business Dispositions (continued)
Business Dispositions
Sale of Retirement Plans
On January 1, 2013, HLI completed the sale of its Retirement Plans business to MassMutual for a ceding commission of $355. The business sold included products and services to corporations pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”), and products and services to municipalities and not-for-profit organizations under Sections 457 and 403(b) of the Code, collectively referred to as government plans. The sale was structured as a reinsurance transaction and resulted in an after-tax gain of $45 for the year ended December 31, 2013. The Company recognized $565 in reinsurance loss on disposition including a reduction in goodwill of $87, offset by $634 in realized capital gains for a $69 impact to income, pre-tax.
Upon closing, the Company reinsured $9.2 billion of policyholder liabilities and $26.3 billion of separate account liabilities under an indemnity reinsurance arrangement. The reinsurance transaction does not extinguish the Company's primary liability on the insurance policies issued under the Retirement Plans business. The Company also transferred invested assets with a carrying value of $9.3 billion, net of the ceding commission, to MassMutual and recognized other non-cash decreases in assets totaling $100 relating to deferred acquisition costs, deferred income taxes, goodwill, and other assets associated with the disposition. The Company continued to sell retirement plans during the transition period which ended on June 30, 2014. MassMutual has assumed all expenses and risks for these sales through the reinsurance agreement.
Sale of Individual Life
On January 2, 2013 HLI completed the sale of its Individual Life insurance business to Prudential for consideration of $615, consisting primarily of a ceding commission, of which $590 is attributable to the Company. The business sold included variable universal life, universal life, and term life insurance. The sale was structured as a reinsurance transaction and resulted in a loss on business disposition in 2013 consisting of a reinsurance loss partially offset by realized capital gains and a goodwill impairment loss of $61, pre-tax, in 2012.
Upon closing the Company recognized an additional reinsurance loss on disposition of $927, including a reduction in goodwill of $163 offset by realized capital gains of $927 for a $0 impact on income, pre-tax. In addition, the Company reinsured $8.3 billion of policyholder liabilities and $5.3 billion of separate account liabilities under indemnity reinsurance arrangements. The reinsurance transaction does not extinguish the Company's primary liability under the Individual Life business. The Company also transferred invested assets with a carrying value of $7.6 billion, exclusive of $1.4 billion assets supporting the modified coinsurance agreement, net of cash transferred in place of short-term investments, to Prudential and recognized other non-cash decreases in assets totaling $1.8 billion relating to deferred acquisition costs, deferred income taxes, goodwill and other assets, and other non-cash decreases in liabilities totaling $1.9 billion relating to other liabilities associated with the disposition. The Company continued to sell life insurance products and riders during the transition period which ended on June 30, 2014. Prudential has assumed all expenses and risk for these sales through the reinsurance agreement.
Composition of Invested Assets Transferred
The following table summarizes invested assets transferred by the Company in 2013 in connection with the sale of the Retirement Plans and Individual Life businesses.

Carrying Value
As of December 31, 2012
Fixed maturities, at fair value (amortized cost of $13,596) [1]	$15,015
Equity securities, AFS, at fair value (cost of $27) [2]	28
Fixed maturities, at fair value using the FVO [3]	16
Mortgage loans (net of allowances for loan losses of $1)	1,288
Policy loans, at outstanding balance	542
Total invested assets transferred	$16,889

[1]	Includes $14.4 billion and $657 of securities in level 2 and 3 of the fair value hierarchy, respectively.

[2]	All equity securities transferred are included in level 2 of the fair value hierarchy.

[3]	All FVO securities transferred are included in level 3 of the fair value hierarchy.

13. Restructuring and Other Costs
The Company has completed the restructuring activities initiated in 2011 and 2012. Termination benefits related to workforce reductions and lease and other contract terminations have been accrued through December 31, 2015. For related discussion of the Company's business disposition transactions, see Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.
The Company has completed substantially all of its restructuring activities related to consolidation of its real estate operations initiated in 2013 consistent with the Company's strategic business realignment.
Restructuring and other costs, pre-tax incurred by the Company in connection with these activities were as follows:

	For the years ended December 31,
	2015	2014	2013
Severance benefits and related costs	$1	$8	$7
Professional fees	—	—	15
Asset impairment charges	—	9	5
Total restructuring and other costs	$1	$17	$27
The tables below provide roll-forwards for accrued restructuring and other costs included in other liabilities in the Consolidated Balance Sheets.

	For the year ended December 31, 2015
	Severance Benefits and Related Costs	Professional Fees	Asset Impairment Charges	Total Restructuring and Other Costs
Balance, beginning of period	$4	$—	$—	$4
Accruals/provisions	1	—	—	1
Payments/write-offs	(5)	—	—	(5)
Balance, end of period	$—	$—	$—	$—

	For the year ended December 31, 2014
	Severance Benefits and Related Costs	Professional Fees	Asset Impairment Charges	Total Restructuring and Other Costs
Balance, beginning of period	$1	$—	$—	$1
Accruals/provisions	8	—	9	17
Payments/write-offs	(5)	—	(9)	(14)
Balance, end of period	$4	$—	$—	$4
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Changes in AOCI, net of tax, by component consist of the following:
For the year ended December 31, 2015

	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,154	$70	$(3)	$1,221
OCI before reclassifications	(633)	2	—	(631)
Amounts reclassified from AOCI	18	(15)	—	3
OCI, net of tax	(615)	(13)	—	(628)
Ending balance	$539	$57	$(3)	$593
For the year ended December 31, 2014

	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$495	$79	$—	$574
OCI before reclassifications	660	14	(3)	671
Amounts reclassified from AOCI	(1)	(23)	—	(24)
OCI, net of tax	659	(9)	(3)	647
Ending balance	$1,154	$70	$(3)	$1,221
For the year ended December 31, 2013

	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,752	$258	$(23)	$1,987
OCI before reclassifications	(352)	(94)	23	(423)
Amounts reclassified from AOCI	(905)	(85)	—	(990)
OCI, net of tax	(1,257)	(179)	23	(1,413)
Ending balance	$495	$79	$—	$574

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

14. Changes In and Reclassifications From Accumulated Other Comprehensive Income (continued)

Reclassifications from AOCI consist of the following:

	Amount Reclassified from AOCI
AOCI	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	Affected Line Item in the Consolidated Statement of Operations
Net Unrealized Gain on Securities
Available-for-sale securities [1]	$(27)	$1	$1,392	Net realized capital gains (losses)
	(27)	1	1,392	Total before tax
	(9)	—	487	Income tax expense
	$(18)	$1	$905	Net income
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps [2]	$(1)	$(1)	$70	Net realized capital gains (losses)
Interest rate swaps	33	50	57	Net investment income
Foreign currency swaps	(9)	(13)	4	Net realized capital gains (losses)
	23	36	131	Total before tax
	8	13	46	Income tax expense
	$15	$23	$85	Net income
Total amounts reclassified from AOCI	$(3)	$24	$990	Net income

[1]	The December 31, 2013 amounts includes $1.5 billion of net unrealized gains on securities relating to the sales of the Retirement Plans and Individual Life businesses.

[2]	The December 31, 2013 amounts includes $71 of net gains on cash flow hedging instruments relating to the sales of the Retirement Plans and Individual Life businesses.
15. Quarterly Results (Unaudited)

	Three months ended
	March 31,		June 30,		September 30,		December 31,
	2015	2014	2015	2014	2015	2014	2015	2014
Total revenues	$668	$495	$702	$1,396	$630	$789	$499	$682
Total benefits, losses and expenses	483	451	461	826	500	699	525	525
Net income	145	57	230	399	118	91	7	130
Less: Net income (loss) attributable to the noncontrolling interest	—	1	—	(1)	1	3	(1)	(2)
Net income attributable to Hartford Life Insurance Company	$145	$56	$230	$400	$117	$88	$8	$132

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)		All financial statements are included in Part A and Part B of the Registration Statement
(b)	(1)	Resolution of the Board of Directors of Hartford Life and Annuity Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)
	(2)	Not applicable.
	(3)	(a) Amended and Restated Principal Underwriter Agreement.(1)
	(4)	(a) Form of Individual Flexible Premium Variable Annuity Contract.(2)
	(4)	(b) Standard Death Benefit Rider II(3)
	(4)	(d) Return of Premium Death Benefit Rider V(3)
	(4)	(c) Maximum Anniversary Value Death Benefit Rider V(3)
	(4)	(e) Enhanced Return of Premium Death Benefit Rider(3)
	(4)	(f) Guaranteed Minimum Withdrawal Benefit Rider II-2 (Single Life)(3)
	(4)	(g) Guaranteed Minimum Withdrawal Benefit Rider II-2 (Joint Life/Spousal)(3)
	(4)	(h) Guaranteed Minimum Withdrawal Benefit Plus Rider II-2 (Single Life)(3)
	(4)	(i) Guaranteed Minimum Withdrawal Benefit Plus Rider II-2 (Joint Life/Spousal)(3)
	(4)	(j) Personal Pension Account Annuity Rider Personal Pension Account Annuity Rider Endorsement(3)
	(4)	(k) Guaranteed Minimum Accumulation Benefit Plus Rider II(3)
	(5)	Form of Application.(2)
	(6)	(a) Articles of Incorporation of Hartford.(1)
	(6)	(b) Amended and Restated Bylaws of Hartford.(5)
	(7)	Form of Reinsurance Agreement.(1)
	(8)	Fund Participation Agreements and Amendments
(a) AllianceBernstein Variable Products Series Fund, Inc.(3)
(b) American Century Investments(3)
(c) American Funds Insurance Series(3)
(d) BlackRock(3)
(e) Fidelity Investments(3)
(f) Franklin Templeton Investments(3)
(g) Hartford HLS Funds(3)
(h) Invesco(3)
(i) Lord Abbett & Co., LLC(3)
(j) MFS Variable Insurance Trust(3)
(k) PIMCO(3)
(l) Putnam Investments, LLC(3)
(m) Huntington Funds(3)
(n) Wells Fargo Funds Management, LLC(3)

(o) Guarantee Agreement, between Hartford Fire Insurance Company and Hartford Life and Accident Insurance Company and its wholly owned subsidiary, Hartford Life Insurance Company, dated as of January 1, 1990.(6)

(p) Guarantee between Hartford Life Insurance Company and ITT Hartford International Life Reassurance Corporation, dated August 29, 1994 and effective as of May 1, 1993.(6)
(q) Guarantee Agreement, between Hartford Life Insurance Company and ITT Comprehensive Employee Benefit Service Company, its wholly owned subsidiary, dated as of April 1, 1997.(6)
(r) Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997.(6)
(s) Capital Maintenance Agreement by and between Hartford Life Insurance Company and Hartford Life, Inc. dated March 12, 2001.(6)
	(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel.
	(10)	Consents of Deloitte & Touche LLP.
	(11)	No financial statements are omitted
	(12)	Not applicable.
	(99)	Copy of Power of Attorney.

(1)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement File No. 333-148564 filed on February 9, 2009.

(2)	Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement File No. 333-136547, filed on August 14, 2009.

(3)	Incorporated by reference to Post-Effective Amendment No. 3, to the Registration Statement File No. 333-176150, filed on April 23, 2012.

(4)	Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement File No. 333-176150, filed on April 25, 2014.

(5)	Incorporated by reference to Post-Effective Amendment No. 4. to the Registration Statement File No. 333-176150, filed on May 8, 2012.

(6)	Incorporated by reference to Post-Effective Amendment No. 10, to the Registration Statement File No. 333-148564, filed on May 3, 2010.

(7)	Incorporated by reference to Post-Effective Amendment No. 5, to the Registration Statement File No. 333-176150, filed on July 3, 2012.

ITEM 25 DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
Thomas E. Bartell	Vice President
Ellen T. Below	Vice President
John B. Brady	Actuary, Vice President
Kathleen M. Bromage	Senior Vice President
Michael R. Chesman	Senior Vice President, Director of Taxes
Robert A. Cornell	Actuary, Vice President
Csaba Gabor	Chief Compliance Officer of Separate Accounts
John W. Gallant	Vice President
Michael R. Hazel	Vice President, Controller
Donna R. Jarvis	Actuary, Vice President
Brion S. Johnson	President, Chairman of the Board, Director*
Aidan Kidney	Senior Vice President
Diane Krajewski	Vice President
David R. Kryzanski	Vice President
Lisa S. Levin	Corporate Secretary
Vernon Meyer (1)	Senior Vice President
Craig D. Morrow	Appointed Actuary, Vice President
Matthew J. Poznar	Senior Vice President, Director*
Robert W. Paiano	Treasurer, Senior Vice President, Director*
Lisa M. Proch	Chief Compliance Officer of Talcott Resolution, Vice President, Assistant General Counsel
David G. Robinson	Executive Vice President, General Counsel
Peter F. Sannizzaro	Senior Vice President, Chief Accounting Officer, Chief Financial Officer
Robert R. Siracusa	Vice President

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.

* Denotes Board of Directors.

(1) Address: 100 Matsonford Road, Radnor PA 19087

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Filed herewith as Exhibit 99.26.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 29, 2016, there were 46,161 Contract Owners.

ITEM 28. INDEMNIFICATION

Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) HSD acts as principal underwriter for the following investment companies:

Hartford Life Insurance Company - DC Variable Account I
Hartford Life Insurance Company - Separate Account One
Hartford Life Insurance Company - Separate Account Two
Hartford Life Insurance Company - Separate Account Two (DC Variable Account II)
Hartford Life Insurance Company - Separate Account Two (QP Variable Account)
Hartford Life Insurance Company - Separate Account Two (Variable Account "A")
Hartford Life Insurance Company - Separate Account Two (NQ Variable Account)
Hartford Life Insurance Company - Separate Account Ten
Hartford Life Insurance Company - Separate Account Three
Hartford Life Insurance Company - Separate Account Five
Hartford Life Insurance Company - Separate Account Seven
Hartford Life Insurance Company - Separate Account Eleven
Hartford Life Insurance Company - Separate Account Twelve
Hartford Life and Annuity Insurance Company - Separate Account One
Hartford Life and Annuity Insurance Company - Separate Account Ten
Hartford Life and Annuity Insurance Company - Separate Account Three
Hartford Life and Annuity Insurance Company - Separate Account Five
Hartford Life and Annuity Insurance Company - Separate Account Six
Hartford Life and Annuity Insurance Company - Separate Account Seven

(b) Directors and Officers of HSD

Name	Positions and Offices with Underwriter
Diana Benken	Chief Financial Officer, Controller/FINOP
Christopher S. Conner (1)	AML Compliance Officer, Chief Compliance Officer, Privacy Officer, Secretary
Christopher J. Dagnault (2)	President, Chief Executive Officer, Director
Aidan Kidney	Chairman of the Board, Director
Kathleen E. Jorens	Vice President, Assistant Treasurer
Robert W. Paiano	Senior Vice President, Treasurer
Michael Chesman	Senior Vice President, Director of Taxes
Andrew Diaz-Matos	Vice President
Donald C. Hunt	Vice President
Mark M. Sosha	Vice President
Diane Krajewski	Director

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.

(1) Address: 1500 Liberty Ridge Dr., Wayne, PA 19087
(2) Address: 500 Bielenberg Drive, Woodbury, MN 55125

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Hartford at One Hartford Plaza, Hartford, CT 06155.

ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32. UNDERTAKINGS

(a)
The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

(b)
The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)
Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. Registrant has complied with conditions one through four of the no-action letter.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Hartford, and State of Connecticut on April 21, 2016.

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (Registrant)

By:	Brion S. Johnson*	*By:	/s/ Lisa Proch
	Brion S. Johnson		Lisa Proch
	President, Chief Executive Officer,		Attorney-in-Fact
Chairman of the Board

HARTFORD LIFE INSURANCE COMPANY
(Depositor)

By:	Brion S. Johnson*
Brion S. Johnson
President, Chief Executive Officer,
Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Brion S. Johnson, President, Chief Executive Officer,
Chairman of the Board, Director*
Matthew J. Poznar, Senior Vice President, Director*	*By:	/s/ Lisa Proch
Robert W. Paiano, Senior Vice President, Treasurer, Director*		Lisa Proch
Peter F. Sannizzaro, Senior Vice President, Chief Accounting Officer,		Attorney-in-Fact
Chief Financial Officer	Date:	April 21, 2016

EXHIBIT INDEX
(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel
(10)	Consents of Deloitte & Touche LLP
(26)	Organizational Chart.
(99)	Power of Attorney